UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7704

Schwab Capital Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Capital Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Item 1: Report(s) to Shareholders.

Annual Report  |  October 31, 2018
Laudus MarketMasters Funds®

Laudus Small-Cap MarketMasters Fund™
Laudus International MarketMasters Fund™

This page is intentionally left blank.

Two distinct Funds, each combining the expertise of leading investment managers with CSIM’s overall supervision.
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.
1
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/laudusfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2018
Laudus Small-Cap MarketMasters Fund
Investor Shares (Ticker Symbol: SWOSX)	-1.99%
Select Shares® (Ticker Symbol: SWMSX)	-1.79%
Russell 2000® Index	1.85%
Fund Category: Morningstar Small Blend[1]	-0.07%
Performance Details	pages 8-11

Laudus International MarketMasters Fund
Investor Shares[2] (Ticker Symbol: SWOIX)	-11.21% [3]
Select Shares®[2] (Ticker Symbol: SWMIX)	-11.09%
MSCI EAFE® Index (Net)[4]	-6.85%
Fund Category: Morningstar Foreign Large Growth[1]	-7.67%
Performance Details	pages 12-15

Minimum Initial Investment[5]
Investor Shares	$ 100
Select Shares®	$ 50,000
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Small-company stocks are subject to greater volatility than other asset categories.
Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[3]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[4]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[5]	Please see the funds’ prospectus for further detail and eligibility requirements.
2
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
From the CEO

Marie Chandoha
CEO of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
Market downturns such as the one we experienced in October can be painful, but we can also learn from them. Every investor has a sense for how much risk they are willing to take. In fact, at many financial services firms, new clients are asked about their tolerance for risk, and specifically how they would feel under certain loss scenarios. It seems like a simple exercise, but it’s an important one, as it empowers investors to accept only those risks they are able to withstand.
But months like October—during which the S&P 500® Index declined 6.8%—can rattle even the most experienced investors and make them start to reconsider their appetite for risk. At Charles Schwab Investment Management, we understand that every investor thinks about risk differently and that those perspectives can change. That’s why we focus on providing foundational products that suit a range of risk appetites, and on consistently offering transparency to investors in the face of ever-changing market conditions.
We also believe that one of the best methods for managing risk and weathering market ups and downs over time is diversification. The idea of spreading risk over a broad array of asset classes has been a key feature of risk management since the beginnings of modern portfolio theory, and remains true today.
The Laudus MarketMasters Funds play a role in our goal of providing our clients a diverse variety of investment choices. We introduced the Funds to help meet the needs of investors who want to diversify their portfolios with investments in international markets and small-cap stocks managed by multiple institutional investment managers. With a rigorous manager selection process and ongoing oversight by our sub-advisor oversight team, both funds include both growth- and value-oriented investment managers and can serve as a complement to our other funds in an investor’s portfolio.
For more than 25 years, Charles Schwab Investment Management has offered a straightforward lineup of products and solutions, while consistently offering quality and value to investors. When I joined the firm in 2010, I couldn’t have imagined how far we would advance that mission. We have led the way in bringing expenses down for many of our funds while building out a robust suite of products with our investors’ needs in mind. And a big reason we’ve been able to accomplish those objectives is the skilled group of people we have here who share my belief that investing can change lives.

3
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
From the CEO (continued)

“ We introduced the Funds to help meet the needs of investors who want to diversify their portfolios with investments in international markets and small-cap stocks managed by multiple institutional investment managers.”
It brings me great pride to announce that one of those people, Jonathan de St. Paer, is slated to succeed me when I retire as Chief Executive Officer of Charles Schwab Investment Management in March. Jonathan is a talented executive and has worked by my side to help build our company into a leader in the industry. He has spearheaded many of our important initiatives that have benefitted shareholders over the past eight years. I believe he’s the ideal person to lead the company forward as it continues to grow and evolve—and to serve you, fund shareholders, first and foremost.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Laudus MarketMasters Funds, including performance during the 12 months ended October 31, 2018, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
4
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
The Investment Environment

For the 12-month reporting period ended October 31, 2018, global equity markets were mixed. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains achieved during the preceding 11 months. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 7.35% and the Russell 2000® Index, a measure of U.S. small-cap stocks, returned 1.85%. Markets outside the U.S. were notably weaker as economic momentum slowed due to uncertainties from several fronts, including trade, inflation, and geopolitical concerns. This was compounded by October’s market volatility, which dampened European and Asian markets as well as those in the U.S. The MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned -6.85%.
Global economic growth was uneven over the reporting period. The U.S. economy continued to grow steadily as it entered its tenth year of expansion, buoyed by tax reform, strong corporate earnings, and still-accommodative financial conditions. Nonfarm payrolls were steady and U.S. gross domestic product (GDP) grew at an annual rate of 3.5% in the third quarter of 2018, down from 4.2% in the second quarter but up from just over 2% for the previous two quarters. Consumer confidence rose to an 18-year high during the period, the highest since 2000. Despite a tight labor market and growing economy, inflation and wage growth remained in check, although pressure on wage growth rose toward the end of the reporting period. Conditions in other regions outside the U.S. softened, however. In the eurozone, growth slowed, subdued by higher inflation and tepid wage growth that constrained consumer spending. Over the third quarter of 2018, the eurozone economy expanded by just 0.2%, down from 0.4% in the first two quarters of 2018 and 0.7% in the last quarter of 2017. Japan’s economy contracted slightly in the first quarter of 2018—for the first time since late 2015—but had regained its modest upward trajectory by the end of the reporting period. The United Kingdom’s economy also contracted in the first quarter of 2018 but resumed its gradual, albeit modest, expansion by period-end.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2018

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
5
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
The Investment Environment (continued)

Despite rising to a nearly three-year high during the reporting period, oil prices fell precipitously during October amid concerns of a global oil glut. As of the end of the reporting period, the Organization of the Petroleum Exporting Countries (OPEC) had cut its oil demand forecast for 2019. Demand has been particularly impacted by poor economic performance in China, Brazil, and Europe, while supply has risen, notably due to the growth of shale in the U.S. and strong increases in Russian oil production.
During the reporting period, monetary policy measures for the most part remained accommodative but were tightened in several developed international markets in anticipation of rising inflation due to elevated oil prices, expectations of increases in agricultural prices, and higher GDP growth. In the U.S., the Federal Reserve (Fed), in its efforts to achieve more normalized monetary policy, raised the federal funds rate by 0.25% four times over the reporting period—in December, March, June, and September—and signaled the likelihood of an additional rate hike before year-end as well as more to come in 2019. Short-term interest rates ended the reporting period in a target range of 2.00% to 2.25%. The Fed also continued its program to slowly reduce the size of its balance sheet by allowing securities to mature without reinvesting the proceeds. As of the end of the reporting period, the Fed’s balance sheet stood at under $4.2 trillion, down from $4.5 trillion when the program was announced in June 2017. Outside the U.S., most central banks maintained their existing monetary policies or, in some cases in the face of signs of rising inflation, tightened their policies. The European Central Bank held interest rates steady at its October meeting and reiterated that it would likely maintain those rates through next summer, but confirmed its plans to phase out its monthly asset purchase program by year-end. Also in October, the Bank of Japan upheld its short-term interest rate target of –0.1% and slightly trimmed its inflation forecasts. In August, the Bank of England raised its key official bank rate from 0.50% to 0.75%, following a quarter-point increase in November 2017, despite ongoing uncertainties over the United Kingdom’s economy’s wider direction.
After hitting its all-time low in November, the Cboe Volatility Index® (VIX®)1, a gauge of equity market volatility, spiked to levels not seen since 2015. After moderating over the spring and summer, the VIX spiked again in October amid sharp swings in the stock market throughout the month, with key U.S. market indices erasing much of the hefty gains they had achieved over the spring and summer. Outside the U.S., markets generally followed suit but showed increasing weakness over the second half of the reporting period. Technology (tech) stocks were particularly hard-hit, with 80% of tech stocks entering bear-market territory after October’s stock market sell-off, due to a combination of rising interest rates, concerns about trade tensions with China that are impacting supply chains worldwide, and increased regulatory scrutiny that impacted several large tech companies. Value stocks underperformed growth stocks by a wide margin over the reporting period, largely the result of high levels of consumer optimism and tax reform that took effect in January.
[1]	The Cboe Volatility Index® (or VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.
6
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Fund Management

Omar Aguilar, Ph.D., Senior Vice President and Chief Investment Officer of Equities and Multi-Asset Strategies, has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2011, Mr. Aguilar was with Financial Engines, where he was responsible for managing assets from leading retirement plan sponsors in the defined contribution market. Prior to joining Financial Engines in 2009, Mr. Aguilar was the head of quantitative equity for ING Investment Management, where he was responsible for building and developing the firm’s quantitative equity group. He joined ING in 2004 from Lehman Brothers, where he served as the head of quantitative research for its alternative investment management business. Prior to that, he was a director of quantitative research and portfolio manager with Merrill Lynch Investment Management and Bankers Trust.

Jane Shi, Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2011, Ms. Shi was a vice president investment analyst at Bailard, Inc. since 2006, where she developed quantitative models for domestic equity and tactical asset allocation strategies, and was also responsible for performance measurement and attribution. Prior to that, she was a treasury analyst at Sun Microsystems, Inc.
7
Laudus MarketMasters Funds  |  Annual Report

Laudus Small-Cap MarketMasters Fund

The Laudus MarketMasters Funds use a multi-manager strategy. Charles Schwab Investment Management, Inc. (CSIM)—the funds’ investment adviser—selects investment subadvisers with strong long-term track records to manage a portion of each fund’s assets. In addition to selecting investment subadvisers and allocating assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each subadviser manages its respective portfolio relative to a comparative index that reflects its individual process and philosophy. The subadviser comparative indices may differ from a fund’s comparative index.
Market Highlights. For most of the reporting period, U.S. small-cap stocks delivered strong returns. Volatility spiked in February, however, driving stocks lower. October also saw a marked increase in volatility, and stocks across sectors plunged, erasing nearly all of their gains of the preceding 11 months. From November to early March, small-cap stocks underperformed large-cap stocks but gained the advantage from mid-March through September, until falling more steeply than large-cap stocks during October. Though the Federal Reserve raised the federal funds rate four times during the reporting period, financial conditions remained generally accommodative, which—along with tax reform, strong corporate earnings, and low unemployment—supported U.S. stock market performance over most of the period. From a sector perspective, among U.S. small-cap stocks, the Health Care and Communications Services sectors were the top performers, while the Materials, Energy, and Industrials sectors were the weakest.
Performance. For the 12-month reporting period ended October 31, 2018, the Investor Shares of the Laudus Small-Cap MarketMasters Fund (the fund) returned -1.99%, underperforming the fund’s comparative index, the Russell 2000® Index (the index), which returned 1.85%.
Positioning and Strategies. Over the 12-month reporting period, all three of the fund’s subadvisers underperformed their comparative indices, and two posted negative returns.
The fund’s value subadviser, Wellington Management Company, LLP, had the greatest drag on the fund’s total return, posting the largest negative return among the fund’s three subadvisers for the reporting period. It also detracted from the fund’s relative performance, due to both small-cap value’s weakness over the period as well as Wellington’s underperformance of its comparative index, the Russell 2000® Value Index. That underperformance was primarily due to its sector allocations, with its underweight to the Consumer Discretionary sector the most detrimental, but also from its overweights to the Industrials and Materials sectors. Its underweight to the Real Estate sector contributed positively to relative performance. Wellington’s stock selection also detracted across multiple sectors, most significantly within the Information Technology and Real Estate sectors, although its stock selection within the Industrials and Materials sectors contributed positively.
Voya Investment Management Co. LLC, with its small-cap growth focus, also posted a negative return for the period, despite small-cap growth’s relative strength for the period. In addition, Voya underperformed its comparative index, the Russell 2000® Growth Index, primarily due to its stock selection within the Health Care and Consumer Discretionary sectors. Voya’s allocation across sectors also detracted, although to a lesser degree, most notably due to its underweight to the Consumer Staples sector and overweight to the Materials sector.
During the first quarter of 2018, the fund’s subadviser The Boston Company Asset Management LLC became a part of BNY Mellon Asset Management North America Corp. BNY Mellon focuses on small- and mid-cap core stocks. The fund’s allocation to BNY Mellon contributed positively to the fund’s total return due to the subadviser’s positive return, but it detracted from relative performance due to BNY Mellon’s underperformance of its comparative index, the Russell 2500TM Index. That underperformance was due primarily to its stock selection, particularly within the Materials and Consumer Discretionary sectors, although its stock selection within the Information Technology and Health Care sectors contributed positively. In terms of sector allocations, BNY Mellon’s overweights to the Materials and Energy sectors detracted the most from the fund’s relative performance. Its overweight to the Information Technology sector and significant underweight to the Real Estate sector contributed positively, but not enough to offset the detracting allocations.

Management views may have changed since the report date.
8
Laudus MarketMasters Funds  |  Annual Report

Laudus Small-Cap MarketMasters Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/laudusfunds_prospectus.

Performance of Hypothetical Investment ((October 31, 2008 – October 31, 2018)1

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
9
Laudus MarketMasters Funds  |  Annual Report

Laudus Small-Cap MarketMasters Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Investor Shares (9/16/97)	-1.99%	4.79%	9.54%
Select Shares® (6/9/04)	-1.79%	4.94%	9.71%
Russell 2000® Index	1.85%	8.01%	12.44%
Fund Category: Morningstar Small Blend[2]	-0.07%	6.75%	12.10%
Fund Expense Ratios[3]: Investor Shares: Net 1.39%; Gross 1.60% / Select Shares: Net 1.24%; Gross 1.55%

Investment Managers and Allocations4
Investment Managers	Investment Style	% of Net Assets
Wellington Management Company, LLP	Small-Cap Value	35.8%
Voya Investment Management Co. LLC	Small-Cap Growth	34.5%
BNY Mellon Asset Management North America Corp.	Small-/Mid-Cap Core	24.3%
BNY Mellon Asset Management North America Corp.	Small-Cap Blend	0.0% [5]
Cash & other assets		5.4%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.04% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
[4]	For more information about each of the investment manager’s investment styles, refer to the fund’s prospectus.
[5]	Less than 0.05%.
10
Laudus MarketMasters Funds  |  Annual Report

Laudus Small-Cap MarketMasters Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics1
Number of Holdings	277
Weighted Average Market Cap (millions)	$3,136
Price/Earnings Ratio (P/E)	16.6
Price/Book Ratio (P/B)	2.1
Portfolio Turnover Rate	75%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
11
Laudus MarketMasters Funds  |  Annual Report

Laudus International MarketMasters Fund

The Laudus MarketMasters Funds use a multi-manager strategy. Charles Schwab Investment Management, Inc. (CSIM)—the funds’ investment adviser—selects investment subadvisers with strong long-term track records to manage a portion of each fund’s assets. In addition to selecting investment subadvisers and allocating assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each subadviser manages its respective portfolio relative to a comparative index that reflects its individual process and philosophy. The subadviser comparative indices may differ from a fund’s comparative index.
Market Highlights. Stocks in developed international markets struggled over the reporting period, underperforming U.S. stocks. Conditions in developed international markets softened from multiple fronts including slowing growth, rising oil prices, trade concerns, higher inflation, and tepid wage growth that constrained consumer spending. Volatility spiked in both February and October, driving stocks down. Many central banks, including the European Central Bank and the Bank of Japan, maintained generally accommodative monetary policies and the Bank of England raised its key interest rate twice during the period. Over the period the U.S. dollar appreciated against a basket of international currencies, putting pressure on overseas investments in U.S. dollar terms.
Performance. For the 12-month period ended October 31, 2018, the Investor Shares of the Laudus International MarketMasters Fund (the fund) returned -11.21%, underperforming the fund’s comparative index, the MSCI EAFE® Index (Net) (the index), which returned -6.85%.
Positioning and Strategies. Over the 12-month reporting period, one in which international equities were particularly weak, all four of the fund’s active subadvisers posted negative returns, and two underperformed their comparative indices. All of the comparative indices of the fund’s subadvisers posted negative returns for the period.
Among the fund’s four active subadvisers, Harris Associates L.P. posted the weakest total return and underperformed its international value comparative index, detracting from the fund’s relative performance, as international value stocks were particularly weak for the reporting period. Harris’s underperformance was primarily due to its stock selection, although its sector allocations detracted but to a lesser degree. Its stock selection was weakest within the Consumer Discretionary sector, but was also weak within the Financials, Communications Services, and Health Care sectors. Stock selection contributed positively within the Information Technology and Consumer Staples sectors. From a sector allocation perspective, Harris’s significant underweight to the Energy sector was its single largest detractor, followed by its underweight to the Health Care sector and strong overweight to the Consumer Discretionary sector. Its overweight to Materials and underweight to Communications Services contributed modestly. From a geographic standpoint, Harris was weakest in the United Kingdom and its strongest contribution came from Spain.
American Century Investment Management, Inc., which focuses on international small-cap growth, also posted a negative total return, but slightly outperformed its comparative index contributing to relative performance. That outperformance of its comparative index was largely due to its stock selection, most notably within the Materials, Health Care, and Information Technology sectors. Its stock selection detracted within the Industrials, Consumer Discretionary, and Real Estate sectors, but not enough to overshadow the positive contribution. American Century’s sector allocations detracted somewhat from the fund’s relative performance, most notably due to its overweight of the Information Technology and Financials sectors. Its underweight to the Industrials sector contributed modestly. Geographically, American Century was weakest in Japan and its strongest contribution came from Brazil.
The fund’s subadviser William Blair Investment Management, LLC, with its focus on international multi-cap growth, also detracted from the fund’s overall relative performance. While William Blair’s allocations across sectors had no net impact, its stock selection detracted, particularly within the Financials, Communications Services, and Consumer Discretionary sectors. Its stock selection contributed positively within the Energy, Information Technology, and Real Estate sectors. From a geographic standpoint, William Blair was weakest within Japan and strongest in Germany.
Mondrian Investment Partners Limited, with its international small-cap value focus, also posted a negative total return but outperformed its comparative index, contributing to relative performance. That outperformance of its comparative index was largely due to effective stock selection, particularly within the Industrials sector but also within the Consumer Staples and Communications Services. Its stock selection within the Utilities, Consumer Discretionary and Information Technology sectors detracted somewhat. Mondrian’s sector allocations detracted somewhat primarily due to its underweight to the Real Estate sector, but also to its overweight to the Industrials sector and lack of exposure to the Energy sector. Its lack of exposure to the Financials sector, however, contributed positively. Geographically, Mondrian’s allocation to the United Kingdom provided the strongest contribution and its allocation to Germany was the weakest.
During the first quarter of 2018, the fund’s subadviser Mellon Capital Management Corp. became a part of BNY Mellon Asset Management North America Corp. BNY Mellon seeks to track the performance of the fund’s index by employing a strategic trading approach to minimize transaction costs and preserve value. Over the reporting period, the fund’s allocation to BNY Mellon performed in line with this objective, although it slightly underperformed the fund’s index.
The fund made no active adjustments to its investment manager exposures over the reporting period.

Management views may have changed since the report date.
12
Laudus MarketMasters Funds  |  Annual Report

Laudus International MarketMasters Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/laudusfunds_prospectus.

Performance of Hypothetical Investment (October 31, 2008 – October 31, 2018)1

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
13
Laudus MarketMasters Funds  |  Annual Report

Laudus International MarketMasters Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Investor Shares (10/16/96)	-11.21% [2]	2.34%	9.57%
Select Shares® (4/2/04)	-11.09%	2.49%	9.73%
MSCI EAFE® Index (Net)[3]	-6.85%	2.02%	6.89%
Fund Category: Morningstar Foreign Large Growth[4]	-7.67%	3.03%	7.94%
Fund Expense Ratios[5]: Investor Shares: Net 1.40%; Gross 1.61% / Select Shares: Net 1.25%; Gross 1.53%

Investment Managers and Allocations6
Investment Managers	Investment Style	% of Net Assets
American Century Investment Management, Inc.	International Small-Cap Growth	24.4%
Mondrian Investment Partners Limited	International Small-Cap Value	24.3%
Harris Associates L.P.	International Large-Cap Value	21.1%
William Blair Investment Management, LLC	International Multi-Cap Growth	20.7%
BNY Mellon Asset Management North America Corp.	International Blend	5.5%
Cash & other assets		4.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
[6]	For more information about each of the investment manager’s investment styles, refer to the fund’s prospectus.
14
Laudus MarketMasters Funds  |  Annual Report

Laudus International MarketMasters Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics1
Number of Holdings	1,201
Weighted Average Market Cap (millions)	$25,644
Price/Earnings Ratio (P/E)	16.2
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate	69%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets. Investing in emerging markets may accentuate these risks.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
15
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2018 and held through October 31, 2018.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 5/1/18	Ending Account Value (Net of Expenses) at 10/31/18	Expenses Paid During Period 5/1/18-10/31/18[2]
Laudus Small-Cap MarketMasters Fund
Investor Shares
Actual Return	1.35%	$1,000.00	$ 957.70	$6.66
Hypothetical 5% Return	1.35%	$1,000.00	$1,018.39	$6.87
Select Shares
Actual Return	1.20%	$1,000.00	$ 958.20	$5.92
Hypothetical 5% Return	1.20%	$1,000.00	$1,019.15	$6.11
Laudus International MarketMasters Fund
Investor Shares
Actual Return	1.40%	$1,000.00	$ 857.40	$6.55
Hypothetical 5% Return	1.40%	$1,000.00	$1,018.14	$7.12
Select Shares
Actual Return	1.25%	$1,000.00	$ 858.30	$5.85
Hypothetical 5% Return	1.25%	$1,000.00	$1,018.90	$6.36

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
16
Laudus MarketMasters Funds  |  Annual Report

Laudus Small-Cap MarketMasters Fund
Financial Statements
Financial Highlights
Investor Shares	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$20.19	$16.22	$17.42	$18.02	$17.28
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	0.00 [2]	0.01	(0.05)	(0.05)
Net realized and unrealized gains (losses)	(0.24)	4.19	(0.15)	(0.17) [3]	0.79
Total from investment operations	(0.28)	4.19	(0.14)	(0.22)	0.74
Less distributions:
Distributions from net investment income	—	(0.03)	—	(0.03)	—
Distributions from net realized gains	(2.47)	(0.19)	(1.06)	(0.35)	—
Total distributions	(2.47)	(0.22)	(1.06)	(0.38)	—
Net asset value at end of period	$17.44	$20.19	$16.22	$17.42	$18.02
Total return	(1.99%)	25.89%	(0.64%)	(1.18%)	4.28%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.35%	1.35%	1.35%	1.35%	1.35%
Gross operating expenses	1.51%	1.56%	1.56%	1.55%	1.56%
Net investment income (loss)	(0.22%)	0.01%	0.04%	(0.26%)	(0.26%)
Portfolio turnover rate	75%	106%	85%	51%	79%
Net assets, end of period (x 1,000,000)	$57	$65	$55	$62	$70

Select Shares	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$20.60	$16.55	$17.73	$18.33	$17.56
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.03	0.03	(0.02)	(0.02)
Net realized and unrealized gains (losses)	(0.23)	4.26	(0.15)	(0.17) [3]	0.79
Total from investment operations	(0.25)	4.29	(0.12)	(0.19)	0.77
Less distributions:
Distributions from net investment income	—	(0.05)	—	(0.06)	—
Distributions from net realized gains	(2.47)	(0.19)	(1.06)	(0.35)	—
Total distributions	(2.47)	(0.24)	(1.06)	(0.41)	—
Net asset value at end of period	$17.88	$20.60	$16.55	$17.73	$18.33
Total return	(1.79%)	26.02%	(0.50%)	(0.99%)	4.39%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Gross operating expenses	1.47%	1.51%	1.52%	1.51%	1.51%
Net investment income (loss)	(0.08%)	0.15%	0.19%	(0.09%)	(0.13%)
Portfolio turnover rate	75%	106%	85%	51%	79%
Net assets, end of period (x 1,000,000)	$121	$122	$98	$107	$122
1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
17
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund’s website at www.schwabfunds.com/laudusfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 91.2% of net assets

Automobiles & Components 1.6%
Cooper Tire & Rubber Co.	16,520	510,303
Dana, Inc.	32,649	508,345
Delphi Technologies plc	21,976	471,165
Gentherm, Inc. *	18,550	809,522
Visteon Corp. *	6,825	539,448
		2,838,783

Banks 9.2%
1st Source Corp.	14,210	662,044
Banc of California, Inc.	59,140	943,283
East West Bancorp, Inc.	10,140	531,742
FCB Financial Holdings, Inc., Class A *	8,250	322,822
First BanCorp *	14,348	132,432
First Busey Corp.	36,268	1,012,602
First Interstate BancSystem, Inc., Class A	11,502	476,873
First Midwest Bancorp, Inc.	75,299	1,728,865
Flushing Financial Corp.	38,535	874,359
Great Western Bancorp, Inc.	48,496	1,777,378
Home BancShares, Inc.	28,967	551,532
International Bancshares Corp.	27,828	1,076,944
MB Financial, Inc.	45,595	2,023,962
MGIC Investment Corp. *	37,927	463,089
Northwest Bancshares, Inc.	101,149	1,632,545
SVB Financial Group *	2,222	527,125
The Bank of N.T. Butterfield & Son Ltd.	7,597	306,083
Union Bankshares Corp.	25,620	874,667
United Community Banks, Inc.	19,391	482,254
		16,400,601

Capital Goods 10.9%
Actuant Corp., Class A	13,587	324,050
Albany International Corp., Class A	17,812	1,246,484
American Woodmark Corp. *	11,200	676,928
Astronics Corp. *	12,098	352,778
Beacon Roofing Supply, Inc. *	12,909	360,290
CIRCOR International, Inc.	24,665	801,859
Cubic Corp.	9,974	654,394
Curtiss-Wright Corp.	4,424	484,251
EMCOR Group, Inc.	9,604	681,692
EnPro Industries, Inc.	6,874	427,563
ESCO Technologies, Inc.	23,694	1,450,547
Fluor Corp.	5,951	261,011
GATX Corp.	10,931	819,060
Granite Construction, Inc.	14,551	665,272
John Bean Technologies Corp.	5,508	572,667
Lindsay Corp.	5,502	526,101
Luxfer Holdings plc	54,151	1,249,805
Mueller Industries, Inc.	56,272	1,370,223
Primoris Services Corp.	25,825	546,715
Regal Beloit Corp.	6,380	457,446
Simpson Manufacturing Co., Inc.	10,170	580,503
Tennant Co.	3,266	199,618
Thermon Group Holdings, Inc. *	49,152	1,060,700
Security	Number of Shares	Value ($)
TriMas Corp. *	67,262	1,980,866
Watts Water Technologies, Inc., Class A	8,533	597,737
Wesco Aircraft Holdings, Inc. *	36,478	371,346
Woodward, Inc.	10,019	737,799
		19,457,705

Commercial & Professional Services 6.5%
ACCO Brands Corp.	89,312	720,748
ASGN, Inc. *	11,664	782,421
Forrester Research, Inc.	28,747	1,157,929
FTI Consulting, Inc. *	7,204	497,868
Healthcare Services Group, Inc.	16,161	655,975
Huron Consulting Group, Inc. *	20,436	1,113,558
ICF International, Inc.	8,850	651,714
Knoll, Inc.	13,150	261,028
Korn/Ferry International	7,594	342,793
Matthews International Corp., Class A	24,335	1,012,823
Mistras Group, Inc. *	39,650	789,035
Navigant Consulting, Inc.	31,570	681,912
Nielsen Holdings plc	24,828	645,031
SP Plus Corp. *	23,610	754,576
Steelcase, Inc., Class A	42,305	702,263
The Brink's Co.	11,607	769,776
		11,539,450

Consumer Durables & Apparel 2.1%
Helen of Troy Ltd. *	4,050	502,686
iRobot Corp. *	4,012	353,738
Newell Brands, Inc.	33,738	535,759
Skechers U.S.A., Inc., Class A *	44,424	1,269,194
TopBuild Corp. *	8,313	379,239
TRI Pointe Group, Inc. *	59,280	705,432
		3,746,048

Consumer Services 4.0%
Adtalem Global Education, Inc. *	8,866	448,886
Bloomin' Brands, Inc.	28,307	564,725
Boyd Gaming Corp.	17,378	461,560
Dave & Buster's Entertainment, Inc.	12,350	735,442
Del Taco Restaurants, Inc. *	20,419	222,567
Eldorado Resorts, Inc. *	11,198	408,727
Extended Stay America, Inc.	20,628	335,824
Jack in the Box, Inc.	2,615	206,402
Marriott Vacations Worldwide Corp.	7,573	670,135
Norwegian Cruise Line Holdings Ltd. *	20,478	902,465
Penn National Gaming, Inc. *	22,576	548,145
Planet Fitness, Inc., Class A *	7,266	356,688
Sotheby's *	8,851	371,742
The Cheesecake Factory, Inc.	8,777	424,280
Weight Watchers International, Inc. *	6,628	438,111
		7,095,699

Diversified Financials 3.7%
Ally Financial, Inc.	6,261	159,092
BrightSphere Investment Group plc	22,103	251,974

18
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
E*TRADE Financial Corp.	8,713	430,597
Eaton Vance Corp.	10,661	480,278
FirstCash, Inc.	4,026	323,690
Green Dot Corp., Class A *	7,987	604,935
Houlihan Lokey, Inc.	13,319	548,477
Jefferies Financial Group, Inc.	46,114	990,068
Ladder Capital Corp.	1	17
Moelis & Co., Class A	11,103	448,117
OneMain Holdings, Inc. *	41,683	1,188,799
SLM Corp. *	56,915	577,118
Solar Capital Ltd.	27,590	568,354
		6,571,516

Energy 4.7%
Arch Coal, Inc., Class A	3,139	301,030
Cabot Oil & Gas Corp.	48,628	1,178,256
Carrizo Oil & Gas, Inc. *	25,175	458,437
Cheniere Energy, Inc. *	6,340	382,999
Delek US Holdings, Inc.	14,539	533,872
Dorian LPG Ltd. *	53,589	426,033
Dril-Quip, Inc. *	3,949	168,069
Era Group, Inc. *	32,786	371,138
Euronav N.V. *	13,655	125,626
Parsley Energy, Inc., Class A *	26,331	616,672
PBF Energy, Inc., Class A	16,112	674,287
Resolute Energy Corp. *	26,650	741,670
Scorpio Tankers, Inc.	374,066	669,578
SEACOR Holdings, Inc. *	15,654	751,235
SEACOR Marine Holdings, Inc. *	23,134	422,890
Unit Corp. *	11,519	266,435
US Silica Holdings, Inc.	14,597	204,358
		8,292,585

Food & Staples Retailing 0.1%
U.S. Foods Holding Corp. *	7,195	209,878

Food, Beverage & Tobacco 0.4%
Darling Ingredients, Inc. *	5,319	109,890
Ingredion, Inc.	6,659	673,758
		783,648

Health Care Equipment & Services 6.0%
Allscripts Healthcare Solutions, Inc. *	106,915	1,273,358
Amedisys, Inc. *	6,613	727,430
AMN Healthcare Services, Inc. *	21,204	1,073,346
CorVel Corp. *	11,506	666,888
Evolent Health, Inc., Class A *	43,027	955,199
HealthEquity, Inc. *	8,885	815,643
Hill-Rom Holdings, Inc.	4,392	369,279
LivaNova plc *	3,121	349,521
Medidata Solutions, Inc. *	10,027	704,898
Merit Medical Systems, Inc. *	11,440	653,453
Natus Medical, Inc. *	13,220	395,014
Omnicell, Inc. *	7,915	559,590
PetIQ, Inc. *	5,237	165,803
Select Medical Holdings Corp. *	28,048	465,036
Teladoc Health, Inc. *	10,890	755,113
Wright Medical Group N.V. *	26,390	712,002
		10,641,573

Security	Number of Shares	Value ($)
Insurance 1.1%
AMERISAFE, Inc.	6,192	403,037
Kemper Corp.	16,000	1,203,040
Primerica, Inc.	3,908	428,864
		2,034,941

Materials 7.2%
Boise Cascade Co.	13,355	411,200
Cabot Corp.	9,425	458,809
Commercial Metals Co.	22,013	419,568
Compass Minerals International, Inc.	6,972	338,212
Eagle Materials, Inc.	10,163	750,436
Ferroglobe Representation & Warranty Insurance *(a)	1,153	—
Goldcorp, Inc.	36,903	332,865
Greif, Inc., Class A	36,438	1,723,517
Huntsman Corp.	34,799	761,402
Kinross Gold Corp. *	192,952	499,746
Methanex Corp.	3,225	208,754
Minerals Technologies, Inc.	7,301	399,730
Neenah, Inc.	12,030	967,934
Orion Engineered Carbons S.A.	49,790	1,285,080
PolyOne Corp.	15,192	490,853
Sensient Technologies Corp.	22,216	1,440,930
Stepan Co.	6,030	498,018
Tahoe Resources, Inc. *	140,245	332,381
US Concrete, Inc. *	19,490	636,153
Westlake Chemical Corp.	3,494	249,122
Worthington Industries, Inc.	12,419	520,108
		12,724,818

Media & Entertainment 1.1%
Altice USA, Inc., Class A	27,863	454,446
Cardlytics, Inc. *	9,337	197,571
Criteo S.A. ADR *	27,921	628,781
Nexstar Media Group, Inc., Class A	4,114	308,097
Sinclair Broadcast Group, Inc., Class A	14,882	426,220
		2,015,115

Pharmaceuticals, Biotechnology & Life Sciences 7.1%
Aerie Pharmaceuticals, Inc. *	8,772	466,495
Amicus Therapeutics, Inc. *	26,283	293,844
Arena Pharmaceuticals, Inc. *	6,709	239,243
Array BioPharma, Inc. *	23,565	381,753
Blueprint Medicines Corp. *	5,038	306,159
Catalent, Inc. *	11,044	445,515
Clovis Oncology, Inc. *	11,753	136,688
Cymabay Therapeutics, Inc. *	19,654	207,350
Dermira, Inc. *	10,285	129,077
Epizyme, Inc. *	22,625	182,131
FibroGen, Inc. *	5,613	240,629
G1 Therapeutics, Inc. *	17,740	709,778
Global Blood Therapeutics, Inc. *	7,967	279,562
ImmunoGen, Inc. *	29,288	159,034
Immunomedics, Inc. *	15,759	355,050
Insmed, Inc. *	14,672	214,211
Intercept Pharmaceuticals, Inc. *	1,607	154,288
Jazz Pharmaceuticals plc *	5,087	807,917
Ligand Pharmaceuticals, Inc. *	1,969	324,511
Loxo Oncology, Inc. *	2,046	312,342
MacroGenics, Inc. *	9,372	154,263
Medpace Holdings, Inc. *	5,750	299,575
Mylan N.V. *	13,955	436,094
Portola Pharmaceuticals, Inc. *	9,902	194,970

19
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
PRA Health Sciences, Inc. *	8,107	785,325
Puma Biotechnology, Inc. *	5,462	202,367
REGENXBIO, Inc. *	4,397	293,148
Sage Therapeutics, Inc. *	5,388	693,328
Spectrum Pharmaceuticals, Inc. *	18,318	217,984
Supernus Pharmaceuticals, Inc. *	6,770	321,981
TherapeuticsMD, Inc. *	277,791	1,358,398
Ultragenyx Pharmaceutical, Inc. *	4,392	212,793
Zogenix, Inc. *	28,721	1,199,389
		12,715,192

Real Estate 4.7%
Alexander & Baldwin, Inc.	46,290	904,507
Americold Realty Trust	30,440	753,390
Corporate Office Properties Trust	38,637	998,380
DiamondRock Hospitality Co.	70,316	734,802
EastGroup Properties, Inc.	5,860	561,329
Physicians Realty Trust	63,110	1,046,364
PotlatchDeltic Corp.	29,937	1,085,216
Ramco-Gershenson Properties Trust	84,270	1,119,106
Summit Hotel Properties, Inc.	63,724	734,101
Urban Edge Properties	16,952	347,346
		8,284,541

Retailing 3.9%
American Eagle Outfitters, Inc.	29,705	684,997
At Home Group, Inc. *	21,706	593,442
Big Lots, Inc.	10,417	432,514
Etsy, Inc. *	11,833	503,139
Five Below, Inc. *	4,363	496,597
Hudson Ltd., Class A *	11,098	234,612
National Vision Holdings, Inc. *	13,866	574,468
Nutrisystem, Inc.	13,300	472,948
Ollie's Bargain Outlet Holdings, Inc. *	7,670	712,543
Stamps.com, Inc. *	2,396	484,399
The Cato Corp., Class A	18,130	349,546
The Children's Place, Inc.	4,800	717,120
The Gap, Inc.	22,875	624,488
		6,880,813

Semiconductors & Semiconductor Equipment 1.0%
Entegris, Inc.	24,732	656,387
Integrated Device Technology, Inc. *	10,417	487,620
Maxim Integrated Products, Inc.	2,171	108,594
Teradyne, Inc.	14,065	484,539
		1,737,140

Software & Services 6.8%
ACI Worldwide, Inc. *	19,563	490,836
Blackline, Inc. *	7,792	361,393
CACI International, Inc., Class A *	2,258	402,963
Ebix, Inc.	2,744	157,259
Envestnet, Inc. *	12,231	636,257
Everbridge, Inc. *	8,401	427,023
Evo Payments, Inc., Class A *	19,009	451,274
ExlService Holdings, Inc. *	6,367	408,125
First Data Corp., Class A *	32,999	618,401
Five9, Inc. *	9,223	363,017
HubSpot, Inc. *	4,727	641,217
Instructure, Inc. *	5,773	215,564
j2 Global, Inc.	11,455	834,382
LiveRamp Holdings, Inc. *	4,833	220,771
MINDBODY, Inc., Class A *	12,156	387,047
Nuance Communications, Inc. *	49,829	866,526
Security	Number of Shares	Value ($)
Paylocity Holding Corp. *	5,538	364,345
Q2 Holdings, Inc. *	6,191	329,547
Rapid7, Inc. *	13,397	485,507
Talend S.A., ADR *	21,867	1,354,661
The Trade Desk, Inc., Class A *	3,642	449,969
WNS Holdings Ltd. ADR *	31,670	1,589,517
		12,055,601

Technology Hardware & Equipment 4.2%
Belden, Inc.	27,550	1,489,077
CalAmp Corp. *	15,721	313,477
Ciena Corp. *	44,051	1,377,034
Cray, Inc. *	19,642	445,677
CTS Corp.	26,266	701,040
Finisar Corp. *	57,529	960,159
Infinera Corp. *	33,837	187,457
Keysight Technologies, Inc. *	7,200	410,976
Lumentum Holdings, Inc. *	8,519	465,563
ScanSource, Inc. *	12,864	500,152
Viavi Solutions, Inc. *	12,809	147,688
Xerox Corp.	14,617	407,376
		7,405,676

Telecommunication Services 0.5%
Boingo Wireless, Inc. *	11,431	358,133
Vonage Holdings Corp. *	43,121	571,785
		929,918

Transportation 3.6%
Avis Budget Group, Inc. *	32,565	915,728
Forward Air Corp.	16,549	992,774
Hub Group, Inc., Class A *	11,517	527,709
JB Hunt Transport Services, Inc.	4,588	507,479
Knight-Swift Transportation Holdings, Inc.	29,103	931,296
Saia, Inc. *	8,446	530,915
SkyWest, Inc.	17,497	1,002,403
US Xpress Enterprises, Inc., Class A *	14,457	139,221
Werner Enterprises, Inc.	25,256	812,991
		6,360,516

Utilities 0.8%
New Jersey Resources Corp.	11,863	535,021
PPL Corp.	12,886	391,734
Spire, Inc.	7,494	543,915
		1,470,670
Total Common Stock
(Cost $159,134,192)		162,192,427

Other Investment Companies 8.8% of net assets

Equity Fund 0.5%
iShares Russell 2000 Growth ETF	5,042	947,342

Money Market Fund 8.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.09% (b)	14,635,966	14,635,966
Total Other Investment Companies
(Cost $15,436,460)		15,583,308

20
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Rights 0.0% of net assets

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Tobira Therapeutics, Inc. *(a)	77	872
Total Rights
(Cost $5)		872

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Russell 2000 Index, e-mini expires 12/21/18	131	9,902,945	(1,099,122)
*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(b)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
ETF —	Exchange-traded fund

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$149,467,609	$—	$—	$149,467,609
Materials	12,724,818	—	— *	12,724,818
Other Investment Companies[1]	15,583,308	—	—	15,583,308
Rights [1]
Pharmaceuticals, Biotechnology & Life Sciences	—	—	872	872
Liabilities
Futures Contracts[2]	(1,099,122)	—	—	(1,099,122)
Total	$176,676,613	$—	$872	$176,677,485
*	Level 3 amount shown includes securities determined to have no value at October 31, 2018.
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.
21
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $174,570,657)		$177,776,607
Cash		19,877
Deposit with broker for futures contracts		483,800
Receivables:
Investments sold		865,851
Dividends		170,119
Fund shares sold		103,800
Foreign tax reclaims		936
Prepaid expenses	+	16,300
Total assets		179,437,290
Liabilities
Payables:
Investments bought		1,421,608
Investment adviser and administrator fees		159,088
Shareholder service fees		21,379
Fund shares redeemed		34,280
Variation margin on futures contracts		695
Accrued expenses	+	83,436
Total liabilities		1,720,486
Net Assets
Total assets		179,437,290
Total liabilities	–	1,720,486
Net assets		$177,716,804
Net Assets by Source
Capital received from investors		158,746,637
Total distributable earnings[1]		18,970,167

Net Asset Value (NAV) by Shares Class
Share Class	Net Assets	÷	Shares Outstanding	=	NAV
Investor Shares	$57,131,064		3,275,846		$17.44
Select Shares	$120,585,740		6,744,837		$17.88

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).
22
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends (net of foreign withholding tax of $6,835)		$2,127,196
Expenses
Investment adviser and administrator fees		2,220,507
Shareholder service fees:
Investor Shares		154,736
Select Shares		248,882
Custodian fees		54,175
Professional fees		42,165
Registration fees		35,184
Portfolio accounting fees		35,134
Shareholder reports		12,699
Independent trustees’ fees		8,353
Transfer agent fees		5,058
Other expenses	+	6,270
Total expenses		2,823,163
Expense reduction by CSIM and its affiliates	–	449,476
Net expenses	–	2,373,687
Net investment loss		(246,491)
Realized and Unrealized Gains (Losses)
Net realized gains on investments		17,004,507
Net realized gains on futures contracts	+	908,724
Net realized gains		17,913,231
Net change in unrealized appreciation (depreciation) on investments		(19,317,680)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(1,293,923)
Net change in unrealized appreciation (depreciation)	+	(20,611,603)
Net realized and unrealized losses		(2,698,372)
Decrease in net assets resulting from operations		($2,944,863)
23
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income (loss)		($246,491)	$169,982
Net realized gains		17,913,231	21,845,686
Net change in unrealized appreciation (depreciation)	+	(20,611,603)	17,086,998
Increase (decrease) in net assets from operations		(2,944,863)	39,102,666
Distributions to Shareholders1
Investor Shares		(7,861,627)	(713,174)
Select Shares	+	(14,498,285)	(1,341,567)
Total distributions		($22,359,912)	($2,054,741)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		36,231	$688,587	150,756	$2,838,923
Select Shares	+	546,203	10,406,537	470,039	9,097,237
Total shares sold		582,434	$11,095,124	620,795	$11,936,160
Shares Reinvested
Investor Shares		376,142	$6,887,162	33,695	$630,426
Select Shares	+	759,889	14,247,923	68,980	1,315,446
Total shares reinvested		1,136,031	$21,135,085	102,675	$1,945,872
Shares Redeemed
Investor Shares		(347,084)	($6,573,059)	(361,547)	($6,831,172)
Select Shares	+	(469,174)	(9,169,161)	(552,290)	(10,492,211)
Total shares redeemed		(816,258)	($15,742,220)	(913,837)	($17,323,383)
Net transactions in fund shares		902,207	$16,487,989	(190,367)	($3,441,351)
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,118,476	$186,533,590	9,308,843	$152,927,016
Total increase or decrease	+	902,207	(8,816,786)	(190,367)	33,606,574
End of period[2]		10,020,683	$177,716,804	9,118,476	$186,533,590
[1]	For the period ended October 31, 2017, the Investor Share class of the fund distributed to shareholders $88,307 from net investment income and $624,867 from net realized gains, respectively. The Select Share class of the fund distributed to shareholders $286,345 from net investment income and $1,055,222 from net realized gains, respectively. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 10 for additional information).
[2]	End of period - Net assets of the fund had no undistributed net investment income at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
24
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Financial Statements
Financial Highlights
Investor Shares	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$26.98	$21.17	$22.71	$22.95	$23.68
Income (loss) from investment operations:
Net investment income (loss)	0.20 [1]	0.18 [1]	0.17 [1]	0.18 [1]	0.25
Net realized and unrealized gains (losses)	(3.10)	5.78	(0.24)	(0.10)	(0.66)
Total from investment operations	(2.90)	5.96	(0.07)	0.08	(0.41)
Less distributions:
Distributions from net investment income	(0.32)	(0.15)	(0.27)	(0.32)	(0.32)
Distributions from net realized gains	(0.86)	—	(1.20)	—	—
Total distributions	(1.18)	(0.15)	(1.47)	(0.32)	(0.32)
Net asset value at end of period	$22.90	$26.98	$21.17	$22.71	$22.95
Total return	(11.25%)	28.35%	(0.14%)	0.39%	(1.73%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.40%	1.40%	1.40%	1.40%	1.40%
Gross operating expenses	1.59%	1.61%	1.61%	1.59%	1.59%
Net investment income (loss)	0.77%	0.76%	0.81%	0.76%	1.06%
Portfolio turnover rate	69%	71%	69%	72%	74%
Net assets, end of period (x 1,000,000)	$403	$512	$447	$536	$631

Select Shares	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$26.96	$21.16	$22.71	$22.95	$23.68
Income (loss) from investment operations:
Net investment income (loss)	0.24 [1]	0.22 [1]	0.19 [1]	0.21 [1]	0.28
Net realized and unrealized gains (losses)	(3.09)	5.76	(0.23)	(0.10)	(0.65)
Total from investment operations	(2.85)	5.98	(0.04)	0.11	(0.37)
Less distributions:
Distributions from net investment income	(0.36)	(0.18)	(0.31)	(0.35)	(0.36)
Distributions from net realized gains	(0.86)	—	(1.20)	—	—
Total distributions	(1.22)	(0.18)	(1.51)	(0.35)	(0.36)
Net asset value at end of period	$22.89	$26.96	$21.16	$22.71	$22.95
Total return	(11.09%)	28.52%	0.00% [2]	0.56%	(1.57%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Gross operating expenses	1.51%	1.53%	1.54%	1.50%	1.47%
Net investment income (loss)	0.92%	0.92%	0.93%	0.91%	1.20%
Portfolio turnover rate	69%	71%	69%	72%	74%
Net assets, end of period (x 1,000,000)	$1,127	$1,229	$1,063	$1,395	$1,592
1
Calculated based on the average shares outstanding during the period.
2
Less than 0.005%.
25
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund’s website at www.schwabfunds.com/laudusfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 93.8% of net assets

Argentina 0.3%
Globant S.A. *	86,460	4,450,961

Australia 4.9%
Afterpay Touch Group Ltd. *	172,369	1,536,402
AGL Energy Ltd.	4,065	51,912
ALS Ltd.	674,637	3,912,369
Altium Ltd.	264,912	4,129,814
Alumina Ltd.	15,839	28,745
Amcor Ltd.	7,179	67,743
AMP Ltd.	1,926,465	3,378,114
APA Group	7,395	50,360
Aristocrat Leisure Ltd.	73,953	1,393,565
ASX Ltd.	1,200	50,401
Aurizon Holdings Ltd.	12,602	37,546
AusNet Services	8,703	10,556
Australia & New Zealand Banking Group Ltd.	18,291	336,676
Bank of Queensland Ltd.	2,609	17,884
Bendigo & Adelaide Bank Ltd.	3,165	22,999
BHP Billiton Ltd.	230,126	5,309,846
Bingo Industries Ltd.	499,239	847,484
BlueScope Steel Ltd.	3,488	35,754
Boral Ltd.	7,551	30,081
Brambles Ltd.	96,563	727,404
Caltex Australia Ltd.	1,678	33,575
Challenger Ltd.	3,544	25,810
Charter Hall Retail REIT	1,703,006	5,132,781
CIMIC Group Ltd.	621	20,850
Cleanaway Waste Management Ltd.	1,516,216	1,938,235
Coca-Cola Amatil Ltd.	3,342	23,520
Cochlear Ltd.	361	45,491
Commonwealth Bank of Australia	10,965	539,158
Computershare Ltd.	2,902	40,752
Costa Group Holdings Ltd.	799,076	3,462,267
Crown Resorts Ltd.	2,402	21,373
CSL Ltd.	20,043	2,675,683
Dexus	6,378	46,083
Domino's Pizza Enterprises Ltd.	335	12,839
Flight Centre Travel Group Ltd.	276	9,104
Fortescue Metals Group Ltd.	9,650	27,467
Goodman Group	153,664	1,129,345
Harvey Norman Holdings Ltd.	2,689	6,087
Healthscope Ltd.	11,532	17,302
Incitec Pivot Ltd.	10,881	30,150
Inghams Group Ltd.	2,259,605	6,247,452
Insurance Australia Group *	14,323	69,275
InvoCare Ltd.	617,742	5,316,660
James Hardie Industries plc	2,769	36,988
LendLease Group	3,658	45,683
Macquarie Group Ltd.	35,400	2,952,082
Medibank Pvt Ltd.	17,679	35,053
Mirvac Group	23,311	35,858
National Australia Bank Ltd.	17,004	304,533
Newcrest Mining Ltd.	4,757	69,634
Security	Number of Shares	Value ($)
NEXTDC Ltd. *	567,137	2,370,785
Northern Star Resources Ltd.	787,854	4,921,899
Orica Ltd.	393,347	4,792,481
Origin Energy Ltd. *	10,900	56,487
Pact Group Holdings Ltd.	935,094	2,311,580
QBE Insurance Group Ltd.	8,427	67,709
Ramsay Health Care Ltd.	877	35,006
REA Group Ltd.	335	17,049
Rio Tinto Ltd.	2,556	139,078
Santos Ltd.	10,975	51,512
Scentre Group	33,002	92,975
SEEK Ltd.	2,153	27,354
Seven Group Holdings Ltd.	151,995	1,920,209
Shopping Centres Australasia Property Group	2,627,222	4,778,345
Sonic Healthcare Ltd.	2,519	40,316
South32 Ltd.	32,113	82,824
Stockland	15,262	39,042
Suncorp Group Ltd.	8,033	79,873
Sydney Airport	6,843	31,276
Tabcorp Holdings Ltd.	12,001	39,384
Telstra Corp., Ltd.	25,802	56,440
The GPT Group	11,324	41,414
TPG Telecom Ltd.	1,746	8,890
Transurban Group	15,927	128,106
Treasury Wine Estates Ltd.	4,455	47,952
Unibail-Rodamco-Westfield *(a)	3,020	27,326
Unibail-Rodamco-Westfield (a)	704	127,395
Vicinity Centres	20,665	38,765
Wesfarmers Ltd.	7,094	234,937
Westpac Banking Corp.	21,410	406,699
Woodside Petroleum Ltd.	5,832	143,585
Woolworths Group Ltd.	8,171	164,919
		75,648,357

Austria 0.3%
ANDRITZ AG	478	24,775
Erste Group Bank AG *	1,865	75,919
FACC AG	98,461	1,731,953
OMV AG	913	50,701
Raiffeisen Bank International AG	918	25,019
voestalpine AG	710	25,198
Wienerberger AG	120,387	2,769,021
		4,702,586

Belgium 0.9%
Ageas	1,168	58,441
Anheuser-Busch InBev S.A./N.V.	4,768	352,647
Colruyt S.A.	383	22,269
Galapagos N.V. *	36,451	3,744,913
Groupe Bruxelles Lambert S.A.	500	46,502
KBC Group N.V.	57,904	3,990,515
Proximus	943	24,026
Shurgard Self Storage Europe Sarl *	166,358	4,670,125
Solvay S.A.	459	52,283
Telenet Group Holding N.V.	355	17,199

26
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
UCB S.A.	784	65,840
Umicore S.A.	1,298	61,101
		13,105,861

Bermuda 0.0%
The Bank of N.T. Butterfield & Son Ltd.	7,638	307,735

Brazil 0.6%
Azul S.A. *	169,529	4,133,117
M Dias Branco S.A.	58,500	699,044
Magazine Luiza S.A.	101,294	4,594,499
Via Varejo S.A.	76,900	348,597
		9,775,257

Canada 7.1%
Alimentation Couche-Tard, Inc., Class B	86,840	4,147,238
Altus Group Ltd.	47,018	1,028,971
Boralex, Inc., Class A	493,206	6,369,024
Brookfield Asset Management, Inc., Class A	64,783	2,639,907
BRP, Inc.	143,485	5,772,316
CAE, Inc.	306,530	5,406,682
Canada Goose Holdings, Inc. *	77,530	4,230,812
Canadian National Railway Co.	38,287	3,273,059
Cenovus Energy, Inc.	451,425	3,820,027
Cineplex, Inc.	294,537	8,119,372
Dollarama, Inc.	44,501	1,230,796
Finning International, Inc.	19,924	413,781
FirstService Corp.	35,491	2,603,761
Innergex Renewable Energy, Inc.	779,889	7,233,427
Kelt Exploration Ltd. *	374,811	1,731,058
Kirkland Lake Gold Ltd.	227,425	4,462,295
Largo Resources Ltd. *	887,668	2,690,414
lululemon Athletica, Inc. *	13,514	1,901,825
Northview Apartment Real Estate Investment Trust	172,894	3,324,051
Parex Resources, Inc. *	233,724	3,403,463
Ritchie Bros. Auctioneers, Inc.	159,352	5,359,950
Rogers Communications, Inc., Class B	89,300	4,598,463
Shopify, Inc., Class A *	10,171	1,405,124
Suncor Energy, Inc.	135,355	4,540,451
The Descartes Systems Group, Inc. *	82,785	2,533,009
The Toronto-Dominion Bank	104,162	5,778,382
TransAlta Renewables, Inc.	430,447	3,547,685
WSP Global, Inc.	149,748	7,475,741
		109,041,084

China 2.2%
Alibaba Group Holding Ltd. ADR *	28,086	3,996,076
Baidu, Inc. ADR *	11,225	2,133,424
Baozun, Inc. ADR *	58,884	2,344,172
China Mengniu Dairy Co., Ltd. *	314,000	929,089
China Resources Cement Holdings Ltd.	2,538,000	2,252,927
CSPC Pharmaceutical Group Ltd.	568,000	1,210,298
GDS Holdings Ltd. ADR *	110,393	2,590,924
Huazhu Group Ltd. ADR	26,688	698,158
Li Ning Co., Ltd. *	2,792,000	2,626,413
Microport Scientific Corp.	3,314,000	3,956,408
Nexteer Automotive Group Ltd.	2,409,288	3,397,281
Ping An Insurance Group Co. of China Ltd., Class H	333,500	3,152,918
Shenzhou International Group Holdings Ltd.	73,000	809,321
Security	Number of Shares	Value ($)
Tencent Holdings Ltd.	88,900	3,045,648
Weibo Corp., ADR *	8,703	513,564
		33,656,621

Denmark 0.8%
Ambu A/S, Class B	14,636	305,079
AP Moeller - Maersk A/S, Series A	23	27,294
AP Moeller - Maersk A/S, Series B	41	51,751
Carlsberg A/S, Class B	663	73,140
Chr. Hansen Holding A/S	613	61,877
Coloplast A/S, Class B	21,481	2,004,468
Danske Bank A/S	4,645	88,899
DSV A/S	42,528	3,411,790
Genmab A/S *	380	51,997
H. Lundbeck A/S	432	20,149
ISS A/S	1,052	34,549
Novo Nordisk A/S, Class B	11,342	489,822
Novozymes A/S, B Shares	1,402	69,238
Orsted A/S	42,430	2,690,517
Pandora A/S	697	43,607
Royal Unibrew A/S	46,199	3,278,384
Tryg A/S	772	18,610
Vestas Wind Systems A/S	1,269	79,579
William Demant Holding A/S *	657	21,597
		12,822,347

Finland 0.4%
Elisa Oyj	894	35,569
Fortum Oyj	2,753	57,952
Kone Oyj, Class B	2,096	102,022
Metso Oyj	691	21,816
Neste Oyj	29,609	2,431,347
Nokia Oyj	35,336	199,598
Nokian Renkaat Oyj	758	24,111
Nordea Bank Abp	19,019	165,292
Orion Oyj, Class B	691	23,770
Sampo Oyj, A Shares	2,748	126,372
Stora Enso Oyj, R Shares	3,416	51,326
UPM-Kymmene Oyj	3,308	106,348
Valmet Oyj	83,268	1,895,918
Wartsila Oyj Abp	2,751	46,810
		5,288,251

France 8.4%
Accor S.A.	86,066	3,932,563
Aeroports de Paris	184	38,484
Air Liquide S.A.	2,683	324,338
Airbus SE	49,105	5,426,801
Alstom S.A.	964	42,100
Amundi S.A.	375	22,277
Arkema S.A.	29,003	3,042,809
Atos SE	594	50,803
AXA S.A.	12,171	304,600
BioMerieux	257	19,598
BNP Paribas S.A.	245,056	12,770,859
Bollore S.A.	5,481	23,189
Bouygues S.A.	1,357	49,436
Bureau Veritas S.A.	125,537	2,832,125
Capgemini SE	36,213	4,421,778
Carrefour S.A.	3,601	69,837
Casino Guichard Perrachon S.A.	375	16,539
CNP Assurances	1,064	23,714
Compagnie de Saint-Gobain	3,088	116,329
Compagnie Generale des Etablissements Michelin	1,057	108,210

27
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Covivio	237	23,781
Credit Agricole S.A.	7,057	90,382
Danone S.A.	31,059	2,199,392
Dassault Aviation S.A.	15	24,890
Dassault Systemes S.A.	19,724	2,469,140
Edenred	1,475	55,951
Eiffage S.A.	486	47,464
Electricite de France S.A.	3,701	61,318
Engie S.A.	11,439	151,992
EssilorLuxottica S.A.	1,307	178,508
Eurazeo SE	299	21,835
Eurofins Scientific SE	3,815	1,922,541
Eutelsat Communications S.A.	1,152	23,333
Faurecia S.A.	471	22,833
Gaztransport Et Technigaz S.A.	38,629	2,855,069
Gecina S.A.	285	41,799
Getlink	2,938	36,955
Hermes International	2,174	1,241,140
ICADE	213	18,070
Iliad S.A.	164	18,956
Imerys S.A.	228	14,055
Ingenico Group S.A.	87,231	6,173,771
Ipsen S.A.	6,240	865,197
JCDecaux S.A.	477	15,659
Kering S.A.	8,730	3,880,384
Klepierre S.A.	1,267	42,935
Korian S.A.	287,979	11,346,366
L'Oreal S.A.	1,577	355,308
Legrand S.A.	1,649	107,681
LISI	111,978	3,261,477
LVMH Moet Hennessy Louis Vuitton SE	1,745	529,443
Natixis S.A.	5,834	34,058
Nexity S.A.	10,803	516,609
Orange S.A.	12,517	195,370
Orpea	8,510	1,047,690
Pernod-Ricard S.A.	5,232	797,810
Peugeot S.A.	3,646	86,668
Publicis Groupe S.A.	115,380	6,678,993
Remy Cointreau S.A.	146	17,330
Renault S.A.	1,191	88,937
Rexel S.A.	1,972	25,138
Rubis SCA	168,952	8,716,926
Safran S.A.	33,575	4,338,825
Sanofi	7,060	630,886
Schneider Electric SE	3,414	246,870
SCOR SE	1,034	47,782
SEB S.A.	140	20,074
SES S.A.	2,289	49,195
Societe BIC S.A.	142	13,594
Societe Generale S.A.	4,817	176,580
Sodexo S.A.	561	57,265
SOITEC *	31,246	2,226,418
Solutions 30 SE *	83,996	3,653,846
STMicroelectronics N.V.	4,233	64,348
Suez	2,318	33,436
Teleperformance	30,897	5,088,491
Thales S.A.	23,989	3,063,828
TOTAL S.A.	142,815	8,379,731
UbiSoft Entertainment S.A. *	19,464	1,745,970
Valeo S.A.	143,415	4,625,744
Veolia Environnement S.A.	3,317	66,106
Vinci S.A.	3,156	280,882
Vivendi S.A.	6,494	156,624
Wendel S.A.	182	23,583
Worldline S.A. *	75,477	3,970,936
		128,900,557

Security	Number of Shares	Value ($)
Germany 8.1%
1&1 Drillisch AG	329	14,675
adidas AG	1,180	277,493
Allianz SE	49,489	10,309,541
Axel Springer SE	308	20,453
BASF SE	5,746	440,939
Bayer AG	107,440	8,235,537
Bayerische Motoren Werke AG	123,388	10,625,039
Beiersdorf AG	625	64,623
Brenntag AG	958	50,031
Carl Zeiss Meditec AG, Class B	64,864	5,313,240
Commerzbank AG *	6,210	58,473
Continental AG	60,917	10,038,266
Covestro AG	1,192	76,871
Daimler AG	231,464	13,711,140
Delivery Hero SE *	582	23,434
Deutsche Bank AG	12,271	119,933
Deutsche Boerse AG	1,209	152,784
Deutsche Lufthansa AG	1,461	29,327
Deutsche Post AG	6,168	194,756
Deutsche Telekom AG	20,873	342,352
Deutsche Wohnen SE	2,198	100,537
Duerr AG	86,778	3,092,277
E.ON SE	13,643	131,929
Evonik Industries AG	1,011	31,276
Fielmann AG	135,886	8,428,942
Fraport AG Frankfurt Airport Services Worldwide	258	19,924
Fresenius Medical Care AG & Co. KGaA	1,337	104,977
Fresenius SE & Co. KGaA	2,610	165,881
GEA Group AG	1,089	33,090
Gerresheimer AG	48,716	3,433,290
Hannover Rueck SE	374	50,296
HeidelbergCement AG	922	62,571
Henkel AG & Co. KGaA	644	63,085
HOCHTIEF AG	120	17,783
Hugo Boss AG	399	28,514
Infineon Technologies AG	7,115	142,562
Innogy SE *	861	35,907
Isra Vision AG	21,165	907,883
JOST Werke AG	102,228	3,562,890
K&S AG	1,236	23,017
KION Group AG	10,232	597,917
LANXESS AG	546	33,796
MAN SE	218	22,710
Merck KGaA	801	85,710
METRO AG	1,216	18,293
MorphoSys AG *	35,339	3,272,281
MTU Aero Engines AG	15,969	3,390,730
Muenchener Rueckversicherungs-Gesellschaft AG	973	208,986
Nemetschek SE	24,339	3,199,546
Norma Group SE	83,597	4,513,558
OSRAM Licht AG	639	25,890
ProSiebenSat.1 Media SE	1,462	33,760
Puma SE	1,704	876,229
QIAGEN N.V. *(a)	1,430	51,907
QIAGEN N.V. *(a)	50,470	1,832,061
Rational AG	4,344	2,515,114
Rheinmetall AG	4,879	422,247
RTL Group S.A.	247	15,854
RWE AG	3,212	62,487
SAP SE	49,258	5,274,224
Scout24 AG	24,456	1,013,540
Siemens AG	4,786	550,135
Siemens Healthineers AG *	930	38,490
Stabilus S.A.	75,553	5,063,132

28
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Symrise AG	764	63,998
Telefonica Deutschland Holding AG	4,609	17,917
ThyssenKrupp AG	195,301	4,093,735
TUI AG	2,731	45,311
Uniper SE	1,248	36,015
United Internet AG	762	31,532
Volkswagen AG	201	33,090
Vonovia SE	72,667	3,320,626
Washtec AG	2,960	228,102
Wirecard AG	15,709	2,938,477
Zalando SE *	690	26,672
		124,489,610

Hong Kong 1.0%
AIA Group Ltd.	811,800	6,175,397
ASM Pacific Technology Ltd.	158,700	1,376,367
BOC Hong Kong (Holdings) Ltd.	23,000	86,105
China High Precision Automation Group Ltd. *(b)	766,000	—
CK Asset Holdings Ltd.	16,038	104,371
CK Hutchison Holdings Ltd.	17,038	171,609
CK Infrastructure Holdings Ltd.	4,074	29,816
CLP Holdings Ltd.	10,500	117,657
Dairy Farm International Holdings Ltd.	2,200	19,875
Galaxy Entertainment Group Ltd.	214,000	1,161,834
Hang Lung Group Ltd.	5,000	12,310
Hang Lung Properties Ltd.	13,000	23,565
Hang Seng Bank Ltd.	4,800	112,548
Henderson Land Development Co., Ltd.	8,807	41,077
HK Electric Investments & HK Electric Investments Ltd.	17,000	16,172
HKBN Ltd.	2,803,983	4,209,558
HKT Trust & HKT Ltd.	23,120	31,886
Hong Kong & China Gas Co., Ltd.	57,438	109,715
Hong Kong Exchanges & Clearing Ltd.	7,355	195,840
Hongkong Land Holdings Ltd.	7,300	43,230
Hysan Development Co., Ltd.	4,000	18,759
Kerry Properties Ltd.	4,000	12,593
Li & Fung Ltd.	28,000	5,557
Link REIT	13,500	119,976
Melco International Development Ltd.	551,000	945,672
Melco Resorts & Entertainment Ltd. ADR	1,527	25,394
MGM China Holdings Ltd.	6,000	8,516
Minth Group Ltd.	4,000	12,997
MTR Corp., Ltd.	9,559	46,382
New World Development Co., Ltd.	37,113	47,214
NWS Holdings Ltd.	9,572	18,999
PCCW Ltd.	17,000	9,334
Power Assets Holdings Ltd.	8,500	56,762
Sands China Ltd.	15,200	60,108
Shangri-La Asia Ltd.	8,000	10,928
Sino Land Co., Ltd.	20,000	31,420
SJM Holdings Ltd.	12,683	10,278
Sun Hung Kai Properties Ltd.	10,202	132,587
Swire Pacific Ltd., Class A	3,000	31,166
Swire Properties Ltd.	7,200	24,605
Techtronic Industries Co., Ltd.	8,500	40,025
The Bank of East Asia Ltd.	7,800	25,290
The Wharf Holdings Ltd.	7,349	18,371
WH Group Ltd.	54,500	38,273
Wharf Real Estate Investment Co., Ltd.	7,349	45,668
Wheelock & Co., Ltd.	5,000	26,730
Wynn Macau Ltd.	9,600	19,998
Yue Yuen Industrial Holdings Ltd.	4,000	10,983
		15,893,517

Security	Number of Shares	Value ($)
India 1.1%
Axis Bank Ltd. *	470,524	3,704,212
Bata India Ltd.	70,263	926,076
Graphite India Ltd.	162,347	2,090,264
HDFC Bank Ltd.	52,301	1,358,023
Hexaware Technologies Ltd.	90,689	411,768
Maruti Suzuki India Ltd.	11,163	998,852
Motherson Sumi Systems Ltd. *(b)(c)	64,286	141,986
Motherson Sumi Systems Ltd.	128,572	283,972
Pidilite Industries Ltd.	34,498	447,405
Satin Creditcare Network Ltd. *	150,536	465,112
Titan Co., Ltd.	48,713	557,330
WNS Holdings Ltd. ADR *	113,571	5,700,128
		17,085,128

Indonesia 0.6%
PT Bank Central Asia Tbk	1,905,500	2,966,979
PT Bank Mandiri (Persero) Tbk	13,580,100	6,101,828
		9,068,807

Ireland 1.4%
AIB Group plc	5,047	24,333
Bank of Ireland Group plc	5,995	42,358
CRH plc	5,266	157,075
Dalata Hotel Group plc	414,801	2,563,723
DCC plc	553	47,398
Glanbia plc	443,310	7,837,887
ICON plc *	13,710	1,893,077
Kerry Group plc, Class A	983	100,762
Kingspan Group plc	25,787	1,121,574
Paddy Power Betfair plc	524	45,226
Ryanair Holdings plc ADR *	72,700	6,019,560
Shire plc	5,692	343,517
Smurfit Kappa Group plc	46,572	1,514,084
		21,710,574

Israel 0.1%
Azrieli Group Ltd.	277	13,451
Bank Hapoalim B.M.	6,610	44,718
Bank Leumi Le-Israel B.M.	8,971	55,941
Bezeq The Israeli Telecommunication Corp., Ltd.	13,960	16,030
Check Point Software Technologies Ltd. *	810	89,910
Elbit Systems Ltd.	157	18,740
Israel Chemicals Ltd.	4,649	26,778
Mizrahi Tefahot Bank Ltd.	937	15,770
Nice Ltd. *	383	40,639
Teva Pharmaceutical Industries Ltd. ADR	5,988	119,640
Wix.com Ltd. *	7,969	775,782
		1,217,399

Italy 2.7%
Amplifon S.p.A.	239,332	4,239,598
Assicurazioni Generali S.p.A.	7,261	117,170
Atlantia S.p.A.	3,071	61,708
Banca Generali S.p.A.	43,418	835,989
Davide Campari-Milano S.p.A.	3,600	27,707
DiaSorin S.p.A.	6,302	597,764
Enel S.p.A.	50,960	249,860
Eni S.p.A.	15,937	283,037
EXOR N.V.	114,672	6,485,275
Ferrari N.V.	12,558	1,470,564
Fiat Chrysler Automobiles N.V. *	6,682	101,690

29
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
FinecoBank Banca Fineco S.p.A.	623,420	6,515,751
Interpump Group S.p.A.	19,100	551,036
Intesa Sanpaolo S.p.A.	5,556,746	12,308,606
Leonardo S.p.A.	2,641	28,630
Luxottica Group S.p.A.	1,052	66,069
Mediobanca S.p.A.	3,892	34,085
Moncler S.p.A.	93,451	3,245,347
Pirelli & C S.p.A. *	2,479	18,218
Poste Italiane S.p.A	3,238	23,234
Prysmian S.p.A.	1,491	28,965
Recordati S.p.A.	31,679	1,072,450
Snam S.p.A.	14,104	58,314
Technogym S.p.A.	45,028	491,720
Telecom Italia S.p.A. *	70,677	41,569
Tenaris S.A.	130,058	1,914,537
Terna - Rete Elettrica Nationale S.p.A.	8,721	45,048
UniCredit S.p.A.	12,594	161,016
		41,074,957

Japan 14.2%
ABC-Mart, Inc.	200	11,693
Acom Co., Ltd.	2,600	9,570
Adastria Co., Ltd.	164,300	2,677,221
Aeon Co., Ltd.	3,800	87,218
AEON Financial Service Co., Ltd.	600	11,743
Aeon Mall Co., Ltd.	400	7,387
AGC, Inc.	1,200	39,305
Ain Holdings, Inc.	36,500	2,862,613
Air Water, Inc.	978	15,843
Aisin Seiki Co., Ltd.	1,000	39,111
Ajinomoto Co., Inc.	2,878	46,495
Alfresa Holdings Corp.	1,200	32,006
Alps Electric Co., Ltd.	1,200	28,287
Amada Holdings Co., Ltd.	2,226	20,971
ANA Holdings, Inc.	740	24,883
Anritsu Corp.	331,200	5,020,285
Aozora Bank Ltd.	800	27,605
Ariake Japan Co., Ltd.	68,600	6,079,327
Asahi Group Holdings Ltd.	2,300	101,074
Asahi Intecc Co., Ltd.	63,800	2,612,887
Asahi Kasei Corp.	7,863	94,344
Asics Corp.	900	13,026
Astellas Pharma, Inc.	12,300	190,037
Bandai Namco Holdings, Inc.	1,300	46,247
Benesse Holdings, Inc.	500	13,944
Bridgestone Corp.	3,800	146,525
Brother Industries Ltd.	1,400	25,622
Calbee, Inc.	500	16,589
Canon, Inc.	6,265	178,449
Casio Computer Co., Ltd.	1,336	20,164
Central Japan Railway Co.	900	172,718
Chubu Electric Power Co., Inc.	3,731	53,804
Chugai Pharmaceutical Co., Ltd.	1,400	81,965
Coca-Cola Bottlers Japan Holdings, Inc.	800	20,937
Concordia Financial Group Ltd.	6,900	31,580
Cosmos Pharmaceutical Corp.	22,100	4,517,176
Credit Saison Co., Ltd.	711	11,291
CyberAgent, Inc.	600	25,532
CYBERDYNE, Inc. *	500	3,522
Dai Nippon Printing Co., Ltd.	1,500	33,656
Dai-ichi Life Holdings, Inc.	6,700	125,728
Daicel Corp.	1,700	17,984
Daifuku Co., Ltd.	600	25,768
Daiichi Sankyo Co., Ltd.	3,600	137,603
Daikin Industries Ltd.	32,700	3,790,319
Daito Trust Construction Co., Ltd.	500	65,919
Daiwa House Industry Co., Ltd.	3,500	105,680
Security	Number of Shares	Value ($)
Daiwa House REIT Investment Corp.	12	26,297
Daiwa Securities Group, Inc.	10,000	57,347
Dena Co., Ltd.	500	8,317
Denso Corp.	2,700	120,435
Dentsu, Inc.	1,400	64,932
Digital Arts, Inc.	62,200	2,844,745
Disco Corp.	200	31,792
Don Quijote Holdings Co., Ltd.	800	47,790
East Japan Railway Co.	1,938	169,260
Eisai Co., Ltd.	1,600	133,249
Electric Power Development Co., Ltd.	1,000	27,225
en-Japan, Inc.	153,300	6,114,685
F.C.C. Co., Ltd.	123,500	3,058,596
FamilyMart UNY Holdings Co., Ltd.	400	46,364
Fancl Corp.	47,700	2,109,377
FANUC Corp.	1,199	208,586
Fast Retailing Co., Ltd.	330	166,157
Fuji Electric Co., Ltd.	800	24,420
FUJIFILM Holdings Corp.	2,400	103,801
Fujitsu Ltd.	1,200	73,006
Fukuoka Financial Group, Inc.	1,000	24,571
GMO Payment Gateway, Inc.	59,000	2,858,317
Hakuhodo DY Holdings, Inc.	1,500	25,018
Hamamatsu Photonics K.K.	900	30,087
Hankyu Hanshin Holdings, Inc.	1,400	46,243
Hikari Tsushin, Inc.	100	17,465
Hino Motors Ltd.	1,700	16,273
Hirose Electric Co., Ltd.	205	19,538
Hisamitsu Pharmaceutical Co., Inc.	400	22,539
Hitachi Chemical Co., Ltd.	700	11,033
Hitachi Construction Machinery Co., Ltd.	700	18,585
Hitachi High-Technologies Corp.	400	15,012
Hitachi Ltd.	6,064	185,378
Hitachi Metals Ltd.	1,000	11,759
Hogy Medical Co., Ltd.	46,700	1,379,523
Honda Motor Co., Ltd.	10,207	291,364
Hoshizaki Corp.	12,900	1,041,294
House Do Co., Ltd.	81,700	1,194,438
Hoya Corp.	2,400	135,782
Hulic Co., Ltd.	1,900	17,386
Ichikoh Industries Ltd.	135,300	939,376
Idemitsu Kosan Co., Ltd.	900	40,772
IHI Corp.	900	32,924
Iida Group Holdings Co., Ltd.	1,013	18,439
Infomart Corp.	435,900	4,523,991
Inpex Corp.	6,300	71,736
Isetan Mitsukoshi Holdings Ltd.	2,221	25,957
Isuzu Motors Ltd.	3,400	44,576
ITOCHU Corp.	8,829	163,742
J. Front Retailing Co., Ltd.	1,500	19,656
Japan Airlines Co., Ltd.	700	24,844
Japan Airport Terminal Co., Ltd.	200	7,704
Japan Exchange Group, Inc.	3,200	57,314
Japan Post Bank Co., Ltd.	2,500	29,147
Japan Post Holdings Co., Ltd.	9,800	116,213
Japan Prime Realty Investment Corp.	5	17,841
Japan Real Estate Investment Corp.	8	41,287
Japan Retail Fund Investment Corp.	17	31,399
Japan Tobacco, Inc.	6,900	177,298
JFE Holdings, Inc.	3,100	58,254
JGC Corp.	1,400	27,100
JSR Corp.	1,300	19,374
JTEKT Corp.	1,400	17,418
JXTG Holdings, Inc.	20,185	136,390
Kajima Corp.	3,000	38,630
Kakaku.com, Inc.	900	16,301
Kamigumi Co., Ltd.	500	10,317
Kaneka Corp.	267	11,160

30
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Kansai Paint Co., Ltd.	1,173	17,333
Kao Corp.	3,100	206,219
Kawasaki Heavy Industries Ltd.	900	21,329
KDDI Corp.	11,300	273,458
Keihan Holdings Co., Ltd.	625	23,716
Keikyu Corp.	1,400	20,720
Keio Corp.	700	38,020
Keisei Electric Railway Co., Ltd.	833	25,671
Keyence Corp.	8,400	4,103,564
KH Neochem Co., Ltd.	136,700	3,882,390
Kikkoman Corp.	914	50,076
Kintetsu Group Holdings Co., Ltd.	1,100	42,255
Kirin Holdings Co., Ltd.	5,100	121,699
Kobayashi Pharmaceutical Co., Ltd.	300	19,567
Kobe Steel Ltd.	1,700	13,669
Koito Manufacturing Co., Ltd.	685	32,610
Komatsu Ltd.	162,300	4,226,689
Konami Holdings Corp.	600	22,890
Konica Minolta, Inc.	3,000	29,695
Kose Corp.	7,400	1,105,906
Kubota Corp.	6,100	96,299
Kuraray Co., Ltd.	2,100	28,845
Kurita Water Industries Ltd.	700	17,241
Kyocera Corp.	2,000	108,246
Kyowa Hakko Kirin Co., Ltd.	1,600	30,987
Kyudenko Corp.	101,200	3,682,015
Kyushu Electric Power Co., Inc.	2,500	29,042
Kyushu Railway Co.	1,083	33,259
Lasertec Corp.	49,000	1,410,747
Lawson, Inc.	329	20,884
LINE Corp. *	500	15,941
Lion Corp.	1,500	28,201
LIXIL Group Corp.	1,700	26,725
M3, Inc.	66,900	1,084,250
Mabuchi Motor Co., Ltd.	300	10,671
Makita Corp.	1,400	48,401
Marubeni Corp.	9,745	79,019
Marui Group Co., Ltd.	1,300	27,991
Maruichi Steel Tube Ltd.	300	8,644
Mazda Motor Corp.	3,600	38,344
McDonald's Holdings Co., Ltd.	400	17,605
Mebuki Financial Group, Inc.	5,510	16,780
Medipal Holdings Corp.	1,100	23,547
MEIJI Holdings Co., Ltd.	800	53,080
Minebea Mitsumi, Inc.	2,387	36,516
MISUMI Group, Inc.	218,730	4,383,522
Mitsubishi Chemical Holdings Corp.	7,900	61,584
Mitsubishi Corp.	8,449	237,800
Mitsubishi Electric Corp.	11,400	144,318
Mitsubishi Estate Co., Ltd.	7,387	118,058
Mitsubishi Gas Chemical Co., Inc.	1,100	18,465
Mitsubishi Heavy Industries Ltd.	1,900	66,978
Mitsubishi Materials Corp.	704	19,490
Mitsubishi Motors Corp.	4,200	26,381
Mitsubishi Tanabe Pharma Corp.	1,600	23,633
Mitsubishi UFJ Financial Group, Inc.	73,700	446,068
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,800	9,251
Mitsui & Co., Ltd.	10,600	177,111
Mitsui Chemicals, Inc.	1,200	26,909
Mitsui Fudosan Co., Ltd.	5,600	126,124
Mitsui O.S.K. Lines Ltd.	800	19,444
Mizuho Financial Group, Inc.	151,000	259,322
Modec, Inc.	116,700	3,498,352
Monotaro Co., Ltd.	28,900	637,146
MS&AD Insurance Group Holdings, Inc.	3,010	90,412
Murata Manufacturing Co., Ltd.	1,124	174,934
Musashi Seimitsu Industry Co., Ltd.	244,800	3,572,592
Nabtesco Corp.	700	15,366
Security	Number of Shares	Value ($)
Nagoya Railroad Co., Ltd.	1,200	28,982
NEC Corp.	1,600	45,928
Nexon Co., Ltd. *	2,700	30,800
NGK Insulators Ltd.	1,700	23,926
NGK Spark Plug Co., Ltd.	1,000	20,235
NH Foods Ltd.	604	20,829
Nichias Corp.	21,000	457,594
Nidec Corp.	1,400	179,823
Nifco, Inc.	370,800	8,450,344
Nihon Kohden Corp.	125,700	3,763,233
Nihon M&A Center, Inc.	441,000	10,567,377
Nikon Corp.	2,000	34,865
Nintendo Co., Ltd.	10,700	3,340,570
Nippon Building Fund, Inc.	8	45,717
Nippon Electric Glass Co., Ltd.	400	10,078
Nippon Express Co., Ltd.	500	31,554
Nippon Paint Holdings Co., Ltd.	900	28,113
Nippon Prologis REIT, Inc.	12	24,155
Nippon Steel & Sumitomo Metal Corp.	4,700	86,697
Nippon Telegraph & Telephone Corp.	4,300	177,326
Nippon Yusen K.K.	1,000	16,126
Nissan Chemical Corp.	800	37,721
Nissan Motor Co., Ltd.	14,400	131,008
Nisshin Seifun Group, Inc.	1,300	25,867
Nissin Foods Holdings Co., Ltd.	400	25,792
Nitori Holdings Co., Ltd.	7,705	1,006,068
Nitto Denko Corp.	1,000	62,475
NOK Corp.	300	4,317
Nomura Holdings, Inc.	21,500	103,242
Nomura Real Estate Holdings, Inc.	800	15,028
Nomura Real Estate Master Fund, Inc.	25	32,382
Nomura Research Institute Ltd.	21,460	951,398
NSK Ltd.	2,300	22,724
NTT Data Corp.	3,900	50,070
NTT DOCOMO, Inc.	8,500	210,790
Obayashi Corp.	4,100	36,196
Obic Co., Ltd.	400	36,416
Odakyu Electric Railway Co., Ltd.	1,900	40,167
Oji Holdings Corp.	5,000	35,506
Olympus Corp.	89,500	2,983,196
Omron Corp.	25,500	1,032,355
Ono Pharmaceutical Co., Ltd.	2,400	54,465
Oracle Corp., Japan	200	13,538
Oriental Land Co., Ltd.	1,300	122,296
ORIX Corp.	175,500	2,859,069
Osaka Gas Co., Ltd.	2,300	42,058
Otsuka Corp.	700	23,218
Otsuka Holdings Co., Ltd.	2,400	114,787
Outsourcing, Inc.	221,800	2,811,249
Panasonic Corp.	13,800	148,094
Park24 Co., Ltd.	700	18,416
Persol Holdings Co., Ltd.	1,200	22,766
Pigeon Corp.	57,500	2,431,802
Pola Orbis Holdings, Inc.	7,600	203,027
Pressance Corp.	194,400	2,210,893
Rakuten, Inc.	5,300	35,849
Recruit Holdings Co., Ltd.	6,900	185,193
Renesas Electronics Corp. *	5,200	27,393
Rengo Co., Ltd.	396,000	3,451,905
Resona Holdings, Inc.	13,000	68,380
Resorttrust, Inc.	372,100	5,730,510
Ricoh Co., Ltd.	4,200	41,926
Rinnai Corp.	200	14,529
Rohm Co., Ltd.	600	42,183
Rohto Pharmaceutical Co., Ltd.	139,500	4,418,315
Ryohin Keikaku Co., Ltd.	200	52,866
Sakata Seed Corp.	74,700	2,363,125
Sankyo Co., Ltd.	200	7,636

31
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Sankyu, Inc.	82,180	3,873,521
Santen Pharmaceutical Co., Ltd.	2,300	34,067
Sawai Pharmaceutical Co., Ltd.	59,500	3,016,176
SBI Holdings, Inc.	1,436	37,498
Secom Co., Ltd.	1,300	106,433
Seed Co., Ltd/Tokyo	130,800	2,020,682
Sega Sammy Holdings, Inc.	1,100	14,124
Seibu Holdings, Inc.	1,500	27,214
Seiko Epson Corp.	1,800	29,000
Sekisui Chemical Co., Ltd.	2,382	37,459
Sekisui House Ltd.	3,855	56,580
Seven & i Holdings Co., Ltd.	4,700	203,510
Seven Bank Ltd.	2,900	9,063
SG Holdings Co., Ltd.	600	15,105
Sharp Corp.	1,100	16,885
Shimadzu Corp.	66,400	1,678,127
Shimamura Co., Ltd.	142	11,944
Shimano, Inc.	445	60,776
Shimizu Corp.	3,500	28,411
Shin-Etsu Chemical Co., Ltd.	2,324	194,195
Shinsei Bank Ltd.	900	13,710
Shionogi & Co., Ltd.	34,500	2,206,057
Shiseido Co., Ltd.	51,400	3,243,108
SHO-BOND Holdings Co., Ltd.	51,800	3,685,568
Showa Denko K.K.	800	34,835
Showa Shell Sekiyu K.K.	1,200	22,903
SMC Corp.	337	107,414
SoftBank Group Corp.	5,131	406,061
Sohgo Security Services Co., Ltd.	500	22,271
Solasto Corp.	166,300	1,754,984
Sompo Holdings, Inc.	2,100	86,616
Sony Corp.	7,900	427,522
Sony Financial Holdings, Inc.	1,100	25,376
Stanley Electric Co., Ltd.	900	26,622
Subaru Corp.	3,900	105,201
Sumco Corp.	1,500	20,246
Sumitomo Chemical Co., Ltd.	9,000	45,084
Sumitomo Corp.	7,000	106,167
Sumitomo Dainippon Pharma Co., Ltd.	1,000	20,894
Sumitomo Electric Industries Ltd.	4,700	64,097
Sumitomo Heavy Industries Ltd.	700	22,016
Sumitomo Metal Mining Co., Ltd.	1,500	47,229
Sumitomo Mitsui Financial Group, Inc.	8,400	327,055
Sumitomo Mitsui Trust Holdings, Inc.	2,100	83,440
Sumitomo Realty & Development Co., Ltd.	2,495	85,728
Sumitomo Rubber Industries Ltd.	800	11,476
Sundrug Co., Ltd.	500	18,169
Suntory Beverage & Food Ltd.	900	36,679
Suzuken Co., Ltd.	500	25,308
Suzuki Motor Corp.	2,200	109,707
Sysmex Corp.	1,000	70,139
Systena Corp.	410,500	4,939,713
T&D Holdings, Inc.	3,500	55,950
Taiheiyo Cement Corp.	800	23,541
Taisei Corp.	27,800	1,188,963
Taisho Pharmaceutical Holdings Co., Ltd.	200	21,325
Taiyo Nippon Sanso Corp.	829	13,324
Takashimaya Co., Ltd.	1,000	15,738
Takeda Pharmaceutical Co., Ltd.	4,500	186,568
TDK Corp.	800	68,984
TechnoPro Holdings, Inc.	23,700	1,234,694
Teijin Ltd.	1,200	20,804
Terumo Corp.	73,000	3,940,679
The Bank of Kyoto Ltd.	400	17,961
The Chiba Bank Ltd.	3,800	24,040
The Chugoku Electric Power Co., Inc.	1,800	23,153
The Kansai Electric Power Co., Inc.	4,400	67,344
The Shizuoka Bank Ltd.	2,954	25,845
Security	Number of Shares	Value ($)
The Yokohama Rubber Co., Ltd.	600	11,623
THK Co., Ltd.	800	17,668
TIS, Inc.	25,300	1,130,078
Tobu Railway Co., Ltd.	1,200	33,375
Toho Co., Ltd.	700	22,838
Toho Gas Co., Ltd.	466	16,045
Tohoku Electric Power Co., Inc.	2,700	34,113
Tokio Marine Holdings, Inc.	76,700	3,613,500
Tokyo Century Corp.	300	16,102
Tokyo Electric Power Co. Holdings, Inc. *	9,100	46,575
Tokyo Electron Ltd.	1,000	134,949
Tokyo Gas Co., Ltd.	2,400	59,023
Tokyo Tatemono Co., Ltd.	1,300	13,982
Tokyu Corp.	3,100	51,213
Tokyu Fudosan Holdings Corp.	3,400	19,157
Topcon Corp.	41,800	607,347
Toppan Printing Co., Ltd.	1,630	23,044
Toray Industries, Inc.	8,600	61,002
Toshiba Corp. *	4,100	122,887
Tosoh Corp.	1,700	22,382
TOTO Ltd.	900	32,199
Toyo Seikan Group Holdings Ltd.	700	14,281
Toyo Suisan Kaisha Ltd.	565	19,422
Toyoda Gosei Co., Ltd.	300	6,470
Toyota Industries Corp.	914	44,898
Toyota Motor Corp.	129,777	7,602,457
Toyota Tsusho Corp.	1,300	46,915
Trend Micro, Inc.	800	46,053
Trust Tech, Inc.	114,000	3,470,691
Tsubakimoto Chain Co.	60,200	2,311,463
Tsuruha Holdings, Inc.	200	20,874
Unicharm Corp.	2,500	67,822
United Urban Investment Corp.	19	28,885
USS Co., Ltd.	1,400	25,245
Welcia Holdings Co., Ltd.	10,400	530,573
West Japan Railway Co.	1,041	70,015
Yahoo Japan Corp.	17,800	55,532
Yakult Honsha Co., Ltd.	23,100	1,635,746
Yamada Denki Co., Ltd.	4,200	19,804
Yamaguchi Financial Group, Inc.	1,274	13,414
Yamaha Corp.	900	39,550
Yamaha Motor Co., Ltd.	1,700	40,205
Yamato Holdings Co., Ltd.	1,900	51,943
Yamazaki Baking Co., Ltd.	800	14,420
Yaskawa Electric Corp.	1,521	43,962
Yokogawa Electric Corp.	1,500	29,451
Zenkoku Hosho Co., Ltd.	15,500	561,944
ZOZO, Inc.	31,200	748,613
		216,636,121

Luxembourg 0.0%
Millicom International Cellular S.A. SDR	419	23,645

Malaysia 0.1%
My EG Services Bhd	3,382,100	972,541

Mexico 0.6%
Alpek SAB de C.V. *	2,359,735	3,106,313
Gentera S.A.B. de C.V.	2,662,018	2,157,056
Grupo Televisa S.A.B. ADR	277,300	3,987,574
		9,250,943

32
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Netherlands 3.2%
ABN AMRO Group N.V. CVA	2,622	64,311
Aegon N.V.	11,534	70,734
AerCap Holdings N.V. *	843	42,217
Akzo Nobel N.V.	13,983	1,174,083
AMG Advanced Metallurgical Group N.V.	64,488	3,068,259
ArcelorMittal	4,117	102,731
ASML Holding N.V.	34,762	5,987,547
ASR Nederland N.V.	152,191	6,909,048
B&S Group Sarl *	261,137	4,559,105
Boskalis Westminster N.V.	141,699	4,074,245
Euronext N.V.	65,548	4,033,329
Heineken Holding N.V.	714	61,758
Heineken N.V.	1,643	147,816
ING Groep N.V.	24,334	287,895
InterXion Holding N.V. *	64,029	3,769,387
Koninklijke Ahold Delhaize N.V.	7,827	179,164
Koninklijke DSM N.V.	1,134	99,008
Koninklijke KPN N.V.	20,841	54,990
Koninklijke Philips N.V.	131,126	4,890,454
Koninklijke Vopak N.V.	447	20,215
NN Group N.V.	1,971	84,631
NXP Semiconductors N.V.	2,152	161,379
Randstad N.V.	738	37,131
Royal Dutch Shell plc, A Shares	162,253	5,153,389
Unilever N.V. CVA	9,655	518,812
Wolters Kluwer N.V.	47,650	2,703,401
		48,255,039

New Zealand 1.1%
a2 Milk Co., Ltd. *	4,711	32,326
Auckland International Airport Ltd.	1,476,366	6,751,523
Fisher & Paykel Healthcare Corp., Ltd.	3,686	32,788
Fletcher Building Ltd. *	5,581	22,106
Mercury NZ Ltd.	3,214,534	7,146,508
Meridian Energy Ltd.	8,588	17,618
Ryman Healthcare Ltd.	2,648	20,981
SKYCITY Entertainment Group Ltd.	1,124,809	2,816,962
Spark New Zealand Ltd.	11,900	30,733
		16,871,545

Norway 0.7%
Aker BP A.S.A.	115,912	3,801,305
DNB A.S.A.	6,058	109,446
Elkem A.S.A. *	1,870,550	5,556,237
Equinor A.S.A.	7,283	188,384
Gjensidige Forsikring A.S.A.	1,275	19,728
Marine Harvest A.S.A.	2,582	62,511
Norsk Hydro A.S.A.	8,336	43,229
Orkla A.S.A.	5,053	43,604
Schibsted A.S.A., B Shares	528	16,708
Telenor A.S.A.	4,653	85,315
TGS Nopec Geophysical Co., A.S.A.	31,354	1,047,370
Yara International A.S.A.	1,101	47,281
		11,021,118

Papua New Guinea 0.0%
Oil Search Ltd.	8,500	46,729

Peru 0.1%
Credicorp Ltd.	8,322	1,878,359

Security	Number of Shares	Value ($)
Portugal 0.0%
Banco Espirito Santo S.A. *(b)	42,176	—
EDP - Energias de Portugal S.A.	15,865	55,777
Galp Energia, SGPS, S.A.	3,107	54,025
Jeronimo Martins, SGPS, S.A.	1,560	19,148
		128,950

Republic of Korea 1.2%
Cafe24 Corp. *	20,590	2,011,486
Dentium Co., Ltd.	45,514	2,891,832
Doosan Bobcat, Inc.	101,921	3,160,911
Fila Korea Ltd.	99,262	3,676,116
Hotel Shilla Co., Ltd.	6,737	424,590
NAVER Corp.	16,200	1,631,410
Samsung Electronics Co., Ltd.	98,400	3,683,682
Samsung SDI Co., Ltd.	6,482	1,348,024
		18,828,051

Russia 0.1%
Globaltrans Investment plc GDR	34,600	339,080
Yandex N.V., Class A *	40,174	1,210,443
		1,549,523

Singapore 1.9%
Ascendas Real Estate Investment Trust	3,436,133	6,256,823
CapitaLand Commercial Trust	13,960	17,444
CapitaLand Ltd.	15,900	36,117
CapitaLand Mall Trust	4,983,800	7,590,883
City Developments Ltd.	2,627	15,013
ComfortDelGro Corp., Ltd.	14,100	22,958
DBS Group Holdings Ltd.	11,216	190,307
Genting Singapore Ltd.	37,500	23,864
Golden Agri-Resources Ltd.	34,700	6,398
Jardine Cycle & Carriage Ltd.	611	13,381
Jardine Matheson Holdings Ltd.	1,409	81,360
Jardine Strategic Holdings Ltd.	1,400	47,030
Keppel Corp., Ltd.	9,000	40,324
Oversea-Chinese Banking Corp., Ltd.	19,922	154,763
SATS Ltd.	2,411,500	8,678,900
Sembcorp Industries Ltd.	5,100	10,412
Sheng Siong Group Ltd.	6,612,300	5,157,957
Singapore Airlines Ltd.	3,331	22,834
Singapore Exchange Ltd.	5,200	25,723
Singapore Press Holdings Ltd.	10,600	20,314
Singapore Technologies Engineering Ltd.	9,900	25,405
Singapore Telecommunications Ltd.	50,600	115,581
Suntec Real Estate Investment Trust	14,224	18,204
United Overseas Bank Ltd.	8,341	147,473
UOL Group Ltd.	3,400	14,809
Venture Corp., Ltd.	1,800	19,926
Wilmar International Ltd.	11,900	27,183
Yangzijiang Shipbuilding Holdings Ltd.	10,500	9,415
		28,790,801

South Africa 0.8%
Bid Corp., Ltd.	26,434	494,945
Mr. Price Group Ltd.	54,989	860,974
Naspers Ltd., N Shares	51,830	9,091,026
RMB Holdings Ltd.	166,265	839,783
The Bidvest Group Ltd.	26,434	329,887
		11,616,615

33
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Spain 1.4%
ACS Actividades de Construccion y Servicios S.A.	51,270	1,919,623
Aena SME S.A.	418	66,789
Amadeus IT Group S.A.	37,543	3,023,134
Applus Services S.A.	172,645	2,347,102
Banco Bilbao Vizcaya Argentaria S.A.	41,773	230,549
Banco De Sabadell S.A.	34,878	45,921
Banco Santander S.A.	100,949	480,311
Bankia S.A.	7,649	24,026
Bankinter S.A.	219,428	1,797,773
CaixaBank S.A.	22,245	90,019
Enagas S.A.	1,426	37,808
Ence Energia y Celulosa S.A.	551,245	4,630,368
Endesa S.A.	1,969	41,170
Ferrovial S.A.	3,039	60,844
Grifols S.A.	1,849	52,678
Iberdrola S.A.	37,342	264,225
Industria de Diseno Textil S.A.	6,840	192,783
Inmobiliaria Colonial Socimi S.A.	363,111	3,645,824
International Consolidated Airlines Group S.A.	3,808	29,384
Mapfre S.A.	6,681	19,964
Naturgy Energy Group S.A.	2,171	53,358
Red Electrica Corp. S.A.	2,683	55,555
Repsol S.A.	8,530	152,421
Siemens Gamesa Renewable Energy S.A. *	1,478	16,369
Telefonica S.A.	29,292	240,284
Viscofan S.A.	37,193	2,224,746
		21,743,028

Sweden 4.2%
AAK AB	635,349	9,576,845
AF AB, B Shares	371,134	7,959,757
Alfa Laval AB	65,963	1,683,052
Assa Abloy AB, Class B	6,213	123,581
Atlas Copco AB, A Shares	81,005	2,002,585
Atlas Copco AB, B Shares	2,419	55,403
Boliden AB	57,820	1,320,419
Electrolux AB, B Shares	1,513	31,440
Elekta AB, B Shares	351,421	4,456,618
Epiroc AB, Class A *	130,816	1,148,749
Epiroc AB, Class B *	2,419	19,904
Essity AB, Class B	3,758	85,763
Fabege AB	196,860	2,513,780
Hennes & Mauritz AB, B Shares	711,732	12,571,150
Hexagon AB, B Shares	47,928	2,345,769
Husqvarna AB, B Shares	2,726	20,569
ICA Gruppen AB	543	19,211
Industrivarden AB, C Shares	1,099	22,827
Investor AB, B Shares	2,823	122,310
Kinnevik AB, Class B	1,468	40,698
LE Lundbergfortagen AB, B Shares	513	15,813
Lundin Petroleum AB	1,160	35,292
Nolato AB, B Shares	6,726	309,705
Paradox Interactive AB	47,648	687,509
Saab AB, Class B	96,341	3,777,157
Sandvik AB	6,998	110,630
Securitas AB, B Shares	2,025	34,706
Skandinaviska Enskilda Banken AB, A Shares	10,088	104,395
Skanska AB, B Shares	2,137	33,593
SKF AB, B Shares	268,373	4,302,588
SSAB AB, A Shares	231,865	925,669
Svenska Handelsbanken AB, A Shares	9,466	102,894
Security	Number of Shares	Value ($)
Swedbank AB, A Shares	5,613	126,262
Swedish Match AB	1,127	57,408
Swedish Orphan Biovitrum AB *	41,105	839,065
Tele2 AB, B Shares	2,352	26,708
Telefonaktiebolaget LM Ericsson, B Shares	19,246	167,570
Telia Co. AB	17,446	78,533
Thule Group AB	111,415	2,206,084
Volvo AB, B Shares	296,708	4,431,084
		64,493,095

Switzerland 4.9%
ABB Ltd.	11,532	232,042
Adecco Group AG	1,008	49,362
Baloise Holding AG	306	43,738
Barry Callebaut AG	14	27,364
Belimo Holding AG	681	3,046,125
Burckhardt Compression Holding AG	12,577	4,167,605
Chocoladefabriken Lindt & Spruengli AG	1	79,829
Chocoladefabriken Lindt & Spruengli AG - Participation Certificates	7	48,260
Cie Financiere Richemont S.A.	66,565	4,865,275
Clariant AG *	1,256	27,070
Credit Suisse Group AG *	816,553	10,675,333
Daetwyler Holding AG	15,018	2,279,979
Dufry AG *	204	22,987
EMS-Chemie Holding AG	51	28,100
Geberit AG	230	90,054
Georg Fischer AG	993	923,833
Givaudan S.A.	58	140,587
Idorsia Ltd. *	96,003	1,859,076
Julius Baer Group Ltd. *	1,387	63,254
Kuehne & Nagel International AG	23,725	3,297,411
LafargeHolcim Ltd. *	165,970	7,686,143
Landis+Gyr Group AG *	39,712	2,408,908
Logitech International S.A.	29,063	1,076,037
Lonza Group AG *	18,965	5,963,343
Nestle S.A.	63,063	5,323,973
Novartis AG	13,680	1,197,989
Pargesa Holding S.A.	245	17,985
Partners Group Holding AG	4,947	3,522,040
Roche Holding AG	4,394	1,069,334
Schindler Holding AG	377	79,095
SGS S.A.	33	78,377
Siegfried Holding AG *	9,031	3,622,488
Sika AG	811	103,988
Sonova Holding AG	344	56,101
Straumann Holding AG	2,588	1,766,585
Swiss Life Holding AG *	212	79,970
Swiss Prime Site AG *	449	36,433
Swiss Re AG	1,970	177,758
Swisscom AG	161	73,719
Tecan Group AG	15,011	3,386,297
Temenos AG *	373	51,264
The Swatch Group AG	346	23,096
The Swatch Group AG - Bearer Shares	191	64,515
U-Blox Holding AG *	29,998	3,758,909
UBS Group AG *	24,126	337,212
Vifor Pharma AG	282	40,757
Zurich Insurance Group AG	947	294,026
		74,263,626

Taiwan 1.4%
Chailease Holding Co., Ltd.	955,940	2,741,789
Chroma ATE, Inc.	460,000	1,620,490
Eclat Textile Co., Ltd.	372,000	4,429,293

34
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Taiwan Semiconductor Manufacturing Co., Ltd.	620,000	4,654,577
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	127,260	4,848,606
TCI Co., Ltd.	239,700	3,357,924
		21,652,679

United Arab Emirates 0.1%
First Abu Dhabi Bank PJSC	126,595	476,585
NMC Health plc	15,344	691,854
		1,168,439

United Kingdom 16.5%
3i Group plc	178,990	2,004,205
Abcam plc	218,258	3,345,771
Admiral Group plc	1,267	32,569
Anglo American plc	6,530	139,372
Antofagasta plc	2,444	24,464
Ashtead Group plc	244,148	6,027,244
Associated British Foods plc	2,208	67,315
AstraZeneca plc	80,709	6,173,401
Auto Trader Group plc	6,193	32,361
Avast plc *	597,073	2,108,239
AVEVA Group plc	204,034	6,824,964
Aviva plc	25,137	137,371
Babcock International Group plc	1,689	13,171
BAE Systems plc	19,961	133,844
Barclays plc	106,760	235,225
Barratt Developments plc	6,350	41,649
Beazley plc	629,621	4,227,499
BHP Billiton plc	13,211	263,542
Big Yellow Group plc	57,353	631,453
BP plc	124,588	899,989
British American Tobacco plc	14,347	621,946
BT Group plc	52,823	161,744
Bunzl plc	2,082	61,419
Burberry Group plc	2,593	60,000
Burford Capital Ltd.	258,481	5,479,019
Carnival plc	50,838	2,770,950
Centrica plc	34,714	65,203
Cineworld Group plc	2,247,907	8,450,398
Close Brothers Group plc	22,942	430,900
CNH Industrial N.V.	945,756	9,831,424
Coca-Cola European Partners plc	1,351	61,457
Coca-Cola HBC AG *	1,252	36,982
Compass Group plc	210,708	4,144,372
ContourGlobal plc	2,587,164	6,150,860
ConvaTec Group plc	8,907	18,411
Croda International plc	25,155	1,549,437
Dechra Pharmaceuticals plc	64,107	1,873,083
Diageo plc	90,490	3,128,377
Diploma plc	287,237	4,816,663
Direct Line Insurance Group plc	8,637	36,295
easyJet plc	985	15,090
Electrocomponents plc	451,371	3,573,705
Elementis plc	1,393,192	3,640,041
Equiniti Group plc	1,839,914	5,061,270
Experian plc	175,487	4,036,060
Ferguson plc	18,195	1,226,699
Fevertree Drinks plc	109,330	3,881,297
Fresnillo plc	1,370	14,856
G4S plc	998,893	2,741,316
GlaxoSmithKline plc	31,016	600,710
Glencore plc *	2,536,557	10,322,923
Greene King plc	152,554	938,877
Greggs plc	48,448	718,450
Security	Number of Shares	Value ($)
GVC Holdings plc	3,419	40,954
Halma plc	371,026	6,296,450
Hammerson plc	5,108	28,518
Hargreaves Lansdown plc	1,764	42,053
Hikma Pharmaceuticals plc	253,828	6,156,588
Hiscox Ltd.	70,800	1,470,685
HomeServe plc	258,512	3,138,138
HSBC Holdings plc	125,158	1,030,001
IG Group Holdings plc	231,671	1,790,057
Imperial Brands plc	5,971	202,253
Informa plc	7,864	71,764
InterContinental Hotels Group plc	1,119	58,714
Intermediate Capital Group plc	394,370	4,789,866
Intertek Group plc	16,602	994,731
Investec plc	4,335	26,801
ITV plc	22,456	42,628
J. Sainsbury plc	10,861	43,151
JD Sports Fashion plc	382,362	1,992,788
John Wood Group plc	4,352	39,665
Johnson Matthey plc	1,200	45,496
Kindred Group plc SDR	66,949	713,756
Kingfisher plc	13,393	43,489
Land Securities Group plc	4,596	49,996
Legal & General Group plc	36,934	118,517
Liberty Global plc, Class A *	105,600	2,706,528
Liberty Global plc, Class C *	241,200	6,039,648
Lloyds Banking Group plc	17,768,004	12,965,998
London Stock Exchange Group plc	40,720	2,243,581
Marks & Spencer Group plc	10,428	39,441
Mediclinic International plc	2,451	11,779
Meggitt plc	148,254	1,003,028
Melrose Industries plc	629,467	1,354,989
Merlin Entertainments plc	4,701	19,414
Metro Bank plc *	8,089	229,550
Micro Focus International plc	2,732	42,352
Mondi plc	2,276	53,597
National Grid plc	21,085	222,743
Next plc	889	59,059
Pearson plc	4,839	55,590
Persimmon plc	1,915	56,046
Prudential plc	16,186	324,102
Randgold Resources Ltd.	592	46,563
Reckitt Benckiser Group plc	20,981	1,696,609
RELX plc	143,823	2,844,339
Renishaw plc	9,971	535,798
Rentokil Initial plc	1,085,414	4,377,074
Rio Tinto plc	7,493	363,791
Rolls-Royce Holdings plc *	10,322	110,695
Rotork plc	1,458,391	5,584,354
Royal Bank of Scotland Group plc	2,253,762	6,784,943
Royal Dutch Shell plc, A Shares	28,754	916,048
Royal Dutch Shell plc, B Shares	23,428	764,056
Royal Mail plc	5,659	25,980
RSA Insurance Group plc	6,340	45,598
Schroders plc	201,171	6,884,576
Schroders plc, Non-Voting Shares	1,100	31,399
Seadrill Ltd *	44,816	912,454
Segro plc	214,820	1,684,161
Severn Trent plc	1,484	35,266
Smith & Nephew plc	5,423	88,150
Smiths Group plc	168,753	3,008,109
Spectris plc	93,293	2,552,471
Spirax-Sarco Engineering plc	109,352	9,032,465
SSE plc	6,288	91,650
SSP Group plc	514,332	4,385,108
St. James's Place plc	3,313	42,815
Standard Chartered plc	17,552	123,017
Standard Life Aberdeen plc	14,542	50,224

35
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Synthomer plc	71,714	406,786
Taylor Wimpey plc	20,520	42,251
Tesco plc	60,916	165,900
The Berkeley Group Holdings plc	805	35,978
The British Land Co., plc	5,786	43,698
The Sage Group plc	6,715	46,689
The Unite Group plc	274,591	2,989,796
The Weir Group plc	44,113	892,694
Travis Perkins plc	1,638	23,135
Ultra Electronics Holdings plc	178,825	3,286,897
Unilever plc	7,680	406,807
United Utilities Group plc	4,279	39,652
Victrex plc	231,664	7,836,315
Vodafone Group plc	166,321	312,773
WH Smith plc	30,857	767,023
Whitbread plc	1,137	63,931
WM Morrison Supermarkets plc	14,037	44,472
WPP plc	522,772	5,915,549
		252,876,445

United States 0.4%
Willis Towers Watson plc	39,636	5,674,290
Total Common Stock
(Cost $1,341,245,007)		1,435,981,191

Preferred Stock 0.3% of net assets

Brazil 0.2%
Itau Unibanco Holding S.A.	235,500	3,116,586

Germany 0.1%
Bayerische Motoren Werke AG	357	26,888
Fuchs Petrolub SE	27,677	1,281,160
Henkel AG & Co. KGaA	1,104	120,617
Porsche Automobil Holding SE	949	60,352
Sartorius AG	229	33,123
Schaeffler AG	1,119	11,791
Volkswagen AG	1,164	195,556
		1,729,487

Italy 0.0%
Telecom Italia S.p.A. - RSP	25,361	12,812

United Kingdom 0.0%
Rolls-Royce Holdings plc, C Shares *(b)	474,812	607
Total Preferred Stock
(Cost $4,891,283)		4,859,492
Security	Number of Shares	Value ($)
Other Investment Companies 4.3% of net assets

Equity Fund 0.0%
iShares MSCI EAFE ETF	2,064	128,918

Money Market Fund 4.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.09% (d)	64,651,902	64,651,902
Total Other Investment Companies
(Cost $64,788,678)		64,780,820

Rights 0.0% of net assets

Spain 0.0%
Banco Santander S.A. expires 11/01/18 *	100,949	3,922
Total Rights
(Cost $4,065)		3,922
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 0.0% of net assets

U.S. Treasury Obligations 0.0%
United States Treasury Bills
2.09%, 12/06/18 (e)(f)	25,000	24,949
2.12%, 12/06/18 (e)(f)	10,000	9,980
2.13%, 12/06/18 (e)(f)	25,000	24,948
Total Short-Term Investments
(Cost $59,877)		59,877

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI EAFE Index, expires 12/21/18	717	64,978,125	(3,542,224)

36
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2018 (continued)

Expiration Date	Counterparty	Currency to be Received	Amount of Currency to be Received	Currency to be Delivered	Amount of Currency to be Delivered	Unrealized Appreciation ($)
Forward Foreign Currency Exchange Contract
06/19/2019	State Street Bank & Trust Co.	USD	6,368,611	CHF	6,017,000	252,374
*	Non-income producing security.
(a)	Securities are traded on separate exchanges for the same entity.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	Security received as a result of a corporate action.
(d)	The rate shown is the 7-day yield.
(e)	All or a portion of this security is held as collateral for open futures contracts.
(f)	The rate shown is the purchase yield.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
ETF —	Exchange-traded fund
GDR —	Global Depositary Receipt
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

CHF —	Swiss franc
USD —	U.S. dollar

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$—	$383,150,648	$—	$383,150,648
Argentina	4,450,961	—	—	4,450,961
Australia	69,275	75,579,082	—	75,648,357
Austria	24,775	4,677,811	—	4,702,586
Belgium	4,670,125	8,435,736	—	13,105,861
Bermuda	307,735	—	—	307,735
Brazil	9,775,257	—	—	9,775,257
Canada	109,041,084	—	—	109,041,084
China	12,276,318	21,380,303	—	33,656,621
Denmark	348,686	12,473,661	—	12,822,347
France	92,155	128,808,402	—	128,900,557
Germany	1,867,968	122,621,642	—	124,489,610
Hong Kong	41,566	15,851,951	— *	15,893,517
India	5,700,128	11,243,014	141,986	17,085,128
Ireland	9,180,199	12,530,375	—	21,710,574
Israel	985,332	232,067	—	1,217,399
Mexico	9,250,943	—	—	9,250,943
Netherlands	8,532,088	39,722,951	—	48,255,039
Peru	1,878,359	—	—	1,878,359
Portugal	55,777	73,173	— *	128,950
Russia	1,549,523	—	—	1,549,523
Sweden	1,987,814	62,505,281	—	64,493,095
37
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2018 (continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Switzerland	$3,125,954	$71,137,672	$—	$74,263,626
Taiwan	4,848,606	16,804,073	—	21,652,679
United Kingdom	20,947,901	231,928,544	—	252,876,445
United States	5,674,290	—	—	5,674,290
Preferred Stock[1]	—	1,742,299	—	1,742,299
Brazil	3,116,586	—	—	3,116,586
United Kingdom	—	—	607	607
Other Investment Companies[1]	64,780,820	—	—	64,780,820
Rights [1]	3,922	—	—	3,922
Short-Term Investments[1]	—	59,877	—	59,877
Forward Foreign Currency Exchange Contracts[2]	—	252,374	—	252,374
Liabilities
Futures Contracts[2]	(3,542,224)	—	—	(3,542,224)
Total	$281,041,923	$1,221,210,936	$142,593	$1,502,395,452
*	Level 3 amount shown includes securities determined to have no value at October 31, 2018.
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts and forward foreign currency exchange contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.
38
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $1,410,988,910)		$1,505,685,302
Foreign currency, at value (cost $5,400,930)		5,396,710
Deposit with broker for futures contracts		4,135,500
Receivables:
Investments sold		14,555,249
Fund shares sold		18,855,221
Dividends		1,782,101
Foreign tax reclaims		1,659,382
Variation margin on futures contracts		371,971
Unrealized appreciation on forward foreign currency exchange contracts		252,374
Prepaid expenses	+	31,635
Total assets		1,552,725,445
Liabilities
Payables:
Investments bought		19,311,746
Investment adviser and administrator fees		1,438,834
Shareholder service fees		171,363
Fund shares redeemed		572,609
Accrued expenses	+	630,538
Total liabilities		22,125,090
Net Assets
Total assets		1,552,725,445
Total liabilities	–	22,125,090
Net assets		$1,530,600,355
Net Assets by Source
Capital received from investors		1,326,557,470
Total distributable earnings[1]		204,042,885

Net Asset Value (NAV) by Shares Class
Share Class	Net Assets	÷	Shares Outstanding	=	NAV
Investor Shares	$403,321,482		17,608,942		$22.90
Select Shares	$1,127,278,873		49,241,213		$22.89

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).
39
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends (net of foreign withholding tax of $3,947,390)		$37,972,695
Expenses
Investment adviser and administrator fees		22,220,191
Shareholder service fees:
Investor Shares		1,144,883
Select Shares		2,001,650
Custodian fees		962,535
Portfolio accounting fees		170,428
Shareholder reports		90,478
Professional fees		70,408
Registration fees		59,067
Transfer agent fees		48,494
Independent trustees’ fees		16,385
Interest expense		3,179
Other expenses	+	82,477
Total expenses		26,870,175
Expense reduction by CSIM and its affiliates	–	4,282,821
Net expenses	–	22,587,354
Net investment income		15,385,341
Realized and Unrealized Gains (Losses)
Net realized gains on investments (net of foreign capital gain tax paid of $76,727)		125,930,149
Net realized losses on futures contracts		(2,072,723)
Net realized losses on foreign currency transactions		(215,809)
Net realized gains on forward foreign currency exchange contracts	+	958,731
Net realized gains		124,600,348
Net change in unrealized appreciation (depreciation) on investments (net of change in foreign capital gains tax of ($528,648))		(326,864,836)
Net change in unrealized appreciation (depreciation) on futures contracts		(3,887,892)
Net change in unrealized appreciation (depreciation) on foreign currency translations		(82,785)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	+	(193,188)
Net change in unrealized appreciation (depreciation)	+	(331,028,701)
Net realized and unrealized losses		(206,428,353)
Decrease in net assets resulting from operations		($191,043,012)
40
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$15,385,341	$13,867,445
Net realized gains		124,600,348	72,381,795
Net change in unrealized appreciation (depreciation)	+	(331,028,701)	314,005,056
Increase (decrease) in net assets from operations		(191,043,012)	400,254,296
Distributions to Shareholders1
Investor Shares		(22,191,896)	(3,023,945)
Select Shares	+	(55,540,940)	(9,031,598)
Total distributions		($77,732,836)	($12,055,543)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		768,475	$20,559,616	1,073,343	$26,268,397
Select Shares	+	6,716,472	175,934,966	3,940,536	93,709,180
Total shares sold		7,484,947	$196,494,582	5,013,879	$119,977,577
Shares Reinvested
Investor Shares		766,583	$19,831,502	128,906	$2,663,205
Select Shares	+	1,345,695	34,745,855	260,814	5,377,990
Total shares reinvested		2,112,278	$54,577,357	389,720	$8,041,195
Shares Redeemed
Investor Shares		(2,912,352)	($76,864,136)	(3,345,200)	($76,914,481)
Select Shares	+	(4,410,948)	(116,250,573)	(8,849,251)	(208,212,630)
Total shares redeemed		(7,323,300)	($193,114,709)	(12,194,451)	($285,127,111)
Net transactions in fund shares		2,273,925	$57,957,230	(6,790,852)	($157,108,339)
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		64,576,230	$1,741,418,973	71,367,082	$1,510,328,559
Total increase or decrease	+	2,273,925	(210,818,618)	(6,790,852)	231,090,414
End of period[2]		66,850,155	$1,530,600,355	64,576,230	$1,741,418,973
[1]	For the period ended October 31, 2017, the Investor Share class of the fund distributed to shareholders $3,023,945 from net investment income, and the Select Share class of the fund distributed to shareholders $9,031,598 from net investment income, respectively. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 10 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $12,569,530 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
41
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus MarketMasters Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Laudus Small-Cap MarketMasters Fund	Schwab Target 2035 Fund
Laudus International MarketMasters Fund	Schwab Target 2040 Fund
Schwab S&P 500 Index Fund	Schwab Target 2045 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2050 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2055 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2060 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab International Index Fund®	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental Global Real Estate Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2010 Index Fund
Schwab Balanced Fund	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Hedged Equity Fund	Schwab Target 2040 Index Fund
Schwab Health Care Fund	Schwab Target 2045 Index Fund
Schwab International Core Equity Fund	Schwab Target 2050 Index Fund
Schwab Target 2010 Fund	Schwab Target 2055 Index Fund
Schwab Target 2015 Fund	Schwab Target 2060 Index Fund
Schwab Target 2020 Fund	Schwab® Monthly Income Fund - Moderate Payout
Schwab Target 2025 Fund	Schwab® Monthly Income Fund - Enhanced Payout
Schwab Target 2030 Fund	Schwab ® Monthly Income Fund - Maximum Payout
Each fund in this report offers two share classes: Investor Shares and Select Shares®. Shares of each class represent an interest in the same portfolio, but each class has different expenses and investment minimums.
Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund or share class, as applicable. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC).
Effective November 5, 2018, the funds adopted SEC Regulation S-X disclosure requirement changes. The adopted changes are reflected throughout this report.
42
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.
•   Futures contracts and forward foreign currency exchange contracts (forwards): Futures contracts are valued at their settlement prices as of the close of their exchanges. Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.
•   Short-term securities (60 days or less to maturity): Securities with remaining maturities of 60 days or less are generally valued at an evaluated price; however, such securities may be valued at their amortized cost if it approximates the security’s market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
43
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2018 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Forward Foreign Currency Exchange Contracts: Forwards are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized appreciation or depreciation until the contracts settle, at which time the gains or losses are realized.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are
44
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract or forward position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
In 2015, the Laudus International MarketMasters Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. For additional details, see Affiliates and Affiliated Transactions in financial note 4, Other Affiliated Transactions.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year.
(g) Custody Credit:
The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (State Street), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
45
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(j) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2018, if any, are reflected in each fund’s Statement of Assets and Liabilities.
(k) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(l) Recent Accounting Standards:
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The funds are permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The funds have early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and have delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the funds’ financial statements.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The funds’ investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
46
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Financial Notes (continued)

3. Risk Factors (continued):
Management Risk. As with all actively managed funds, a fund is subject to the risk that its investment adviser and investment managers will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. Poor stock selection or a focus on securities in a particular sector may cause a fund to underperform its benchmark or other funds with a similar investment objective.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged, resulting in the dollar value of the fund’s investment being adversely affected. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Currency Risk. As a result of a fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the fund would be adversely affected.
Derivatives Risk. A fund’s use of derivative instruments involves risks different from, or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. The use of derivatives, that are subject to regulation by the Commodity Futures Trading Commission (CFTC), could cause a fund to become a commodity pool, which would require a fund to comply with certain CFTC rules.
Multi-Manager Risk. Although CSIM monitors and seeks to coordinate the overall management of a fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, a fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if a fund had a single manager.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or a fund may have to sell them at a loss.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.
47
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
% of Average Daily Net Assets	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
First $500 million	1.17%	1.29%
$500 million to $1 billion	1.13%	1.275%
Over $1 billion	1.07%	1.25%
For the period ended October 31, 2018, the aggregate advisory fees paid to CSIM by the Laudus Small-Cap MarketMasters Fund and the Laudus International MarketMasters Fund were 1.17% and 1.27%, respectively, as a percentage of each fund’s average daily net assets.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables a fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, “service providers”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee of up to 0.20% for Select Shares and 0.25% for Investor Shares. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and a fund will pay no more than 0.20% for Select Shares and 0.25% for Investor Shares of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation). The expense limitation as a percentage of average daily net assets is as follows:
	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
Investor Shares	1.35%	1.40%
Select Shares	1.20%	1.25%
48
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentage of shares of each fund in this report that are owned by other funds in the Fund Complex as of October 31, 2018, as applicable:
	Underlying Funds
	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
Schwab Balanced Fund	25.1%	—%
Schwab Monthly Income Fund - Enhanced Payout	—%	0.4%
Schwab Monthly Income Fund - Maximum Payout	—%	0.1%
Schwab Monthly Income Fund - Moderate Payout	—%	0.4%
Schwab Target 2010 Fund	0.2%	0.2%
Schwab Target 2015 Fund	0.4%	0.4%
Schwab Target 2020 Fund	2.7%	2.8%
Schwab Target 2025 Fund	3.9%	3.5%
Schwab Target 2030 Fund	9.2%	7.2%
Schwab Target 2035 Fund	4.9%	3.7%
Schwab Target 2040 Fund	12.4%	8.8%
Schwab Target 2045 Fund	1.9%	1.3%
Schwab Target 2050 Fund	1.8%	1.2%
Schwab Target 2055 Fund	1.0%	0.8%
Schwab Target 2060 Fund	0.2%	0.1%
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. However, the investment adviser agreed to pay these professional fees, subject to reimbursement by the Laudus International MarketMasters Fund to the extent the fund is able to successfully recover taxes withheld in the future.
Laudus International MarketMasters Fund has recovered previously withheld foreign taxes from Finland. The payment received by the fund amounted to $206,926, and has been recorded in the Statement of Operations. The investment adviser has paid upfront professional fees associated with recovering these foreign taxes in the amount of $136,485 for Laudus International MarketMasters Fund and that amount has been reimbursed to the investment adviser by the fund.
As of October 31, 2018, there was no balance of professional fees related to foreign withholding tax subject to future reimbursement by the investment adviser for Laudus International MarketMasters Fund.
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
49
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Financial Notes (continued)

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $605 million line of credit (the Syndicated Credit Facility), which matured on October 4, 2018. On October 4, 2018, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $750 million, maturing on October 3, 2019. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
On December 1, 2017, the funds became participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street, which matures on November 30, 2018. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2018, purchases and sales of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales of Securities
Laudus Small-Cap MarketMasters Fund	$133,513,558	$145,076,866
Laudus International MarketMasters Fund	1,147,654,701	1,197,650,934

8. Derivatives:
The funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at October 31, 2018 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2018, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Notional Amounts	Number of Contracts
Laudus Small-Cap MarketMasters Fund	$6,856,573	86
Laudus International MarketMasters Fund	62,144,700	622
The Laudus International MarketMasters Fund invested in forwards during the report period. The fund invested in forwards in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates and to hedge exposure to certain currencies. Refer to financial note 2(b) for the fund’s accounting policies with respect to forwards and financial note 3 for disclosures concerning the risks of investing in forwards. During the period ended October 31, 2018, the month-end average forward foreign currency notional amount and the month-end average unrealized appreciation were $22,083,299 and $322,762, respectively.
As of October 31, 2018, the derivatives contracts held by the funds, categorized by primary risk exposure, were:
50
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Financial Notes (continued)

8. Derivatives (continued):
	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
Asset Derivatives	Fair Value
Equity Index Futures Contracts[1]	$—	$—
Forward Foreign Currency Exchange Contracts[2]	—	252,374
Liability Derivatives	Fair Value
Equity Index Futures Contracts[3]	($1,099,122)	($3,542,224)
Forward Foreign Currency Exchange Contracts[4]	—	—
[1]	Includes cumulative unrealized appreciation of futures contracts as reported in the Schedule of Portfolio Holdings. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
[2]	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
[3]	Includes cumulative unrealized depreciation of futures contracts as reported in the Schedule of Portfolio Holdings. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
[4]	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
The effects of the derivatives held by the funds in the Statement of Operations for the period ended October 31, 2018 were:
	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
Equity Index Futures Contracts
Realized Gains (Losses)[1]	$908,724	($2,072,723)
Change in Unrealized Appreciation (Depreciation)[2]	(1,293,923)	(3,887,892)
Forward Foreign Currency Exchange Contracts
Realized Gains (Losses)[1]	$—	$958,731
Change in Unrealized Appreciation (Depreciation)[2]	—	(193,188)
[1]	Statement of Operations location: Net realized gains (losses) on futures contracts and net realized gains (losses) on forward foreign currency exchange contracts.
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on futures contracts and net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
The funds’ forwards are entered into pursuant to International Swaps and Derivatives Association, Inc. (ISDA) agreements which govern certain terms of derivative transactions. ISDA agreements typically contain, among other things, master netting provisions in the event of a default or other termination event. Master netting provisions allow the funds and the counterparty, in the event of a default or other termination event, to offset payable and receivable amounts for each party related to derivative contracts to one net amount payable by either the funds or the counterparty. The Laudus International MarketMasters Fund’s forwards, which are reported gross in the Statement of Assets and Liabilities, are presented in the table below. The following table presents the fund’s forwards, net of amounts available for offset under a master netting agreement and net of any related collateral received by the fund for assets and pledged by the fund for liabilities as of October 31, 2018.
		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amounts(a)
State Street Bank & Trust Co.	$252,374	$—	$—	$252,374
Total	$252,374	$—	$—	$252,374
[a]	Represents the net amount due from the counterparty in the event of default.
51
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Financial Notes (continued)

9. Redemption Fee:
Prior to February 28, 2017, the funds charged a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts were netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the prior period were as follows:
Prior Period (11/1/16-10/31/17)
Laudus Small-Cap MarketMasters Fund	$202
Laudus International MarketMasters Fund	2,865

10. Federal Income Taxes:
As of October 31, 2018, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
Tax cost	$174,774,875	$1,432,260,548
Gross unrealized appreciation	$19,573,870	$184,599,757
Gross unrealized depreciation	(17,671,260)	(114,464,853)
Net unrealized appreciation (depreciation)	$1,902,610	$70,134,904
As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:
	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
Undistributed ordinary income	$6,703,751	$18,337,109
Undistributed long-term capital gains	10,363,806	115,632,896
Net unrealized appreciation (depreciation) on investments	1,902,610	70,134,904
Net other unrealized appreciation (depreciation)	—	(62,024)
Total	$18,970,167	$204,042,885
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains (losses) on futures contracts and the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies (PFIC) and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2018, the funds had no capital loss carryforwards available to offset future net capital gains.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
Current period distributions
Ordinary income	$10,689,690	$35,462,454
Long-term capital gains	11,670,222	42,270,382
Prior period distributions
Ordinary income	$374,652	$12,055,543
Long-term capital gains	1,680,089	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
52
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Financial Notes (continued)

10. Federal Income Taxes (continued):
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2018, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the funds did not incur any interest or penalties.

11. Subsequent Events:
At a meeting held on December 11, 2018, the Board of the Schwab Capital Trust (the Trust) approved the liquidation of the Laudus Small-Cap MarketMasters Fund (the Small-Cap Fund). The Small-Cap Fund will redeem all of its outstanding shares on or about February 26, 2019, and distribute the proceeds to the Small-Cap Fund’s shareholders in an amount equal to the shareholder’s proportionate interest in the net assets of the Small-Cap Fund after the Small-Cap Fund has paid or provided for all its charges, taxes, expenses and liabilities.
At a meeting held on December 11, 2018, the Board of the Trust approved the consolidation of the Investor Shares of the Laudus International MarketMasters Fund (the International Fund) into Select Shares of the International Fund. The share class consolidation will occur on or about February 26, 2019.
Other than the planned liquidation of the Small-Cap Fund and share class consolidation of the International Fund as discussed above, management has determined there are no other subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
53
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund (two of the funds constituting Schwab Capital Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
San Francisco, California
December 14, 2018
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.
54
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Other Federal Tax Information (unaudited)

The Laudus International MarketMasters Fund elects to pass through, under section 853 of the Internal Revenue Code, the foreign tax credit of $3,784,643 to its shareholders for the year ended October 31, 2018. The respective foreign source income on the fund is $40,557,302.
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2018, qualify for the corporate dividends received deduction:
Percentage
Laudus Small-Cap MarketMasters Fund	17.22
Laudus International MarketMasters Fund	—
For the fiscal year ended October 31, 2018, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2019 via IRS form 1099 of the amounts for use in preparing their 2018 income tax return.

Laudus Small-Cap MarketMasters Fund	$1,938,091
Laudus International MarketMasters Fund	33,619,489
Under section 852(b)(3)(C) of the Internal Revenue Code, the funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2018:

Laudus Small-Cap MarketMasters Fund	$11,670,222
Laudus International MarketMasters Fund	42,270,382
55
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Investment Advisory and Sub-Advisory Agreement Approval

The Investment Company Act of 1940, as amended, requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund (each, a Fund and collectively, the Funds), and the individual sub-advisory agreements between CSIM and BNY Mellon Asset Management North America Corporation (formerly The Boston Company Asset Management, LLC and Mellon Capital Management Corp.), Voya Investment Management Co. LLC, and Wellington Management Company LLP relating to Laudus Small-Cap MarketMasters Fund; and CSIM and American Century Investment Management, Inc., Harris Associates L.P., BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corp.), Mondrian Investment Partners Limited and William Blair Investment Management, LLC, relating to the Laudus International MarketMasters Fund (collectively, the Sub-Advisers). Such investment advisory and administration agreement and sub-advisory agreements are collectively referred to herein as the Agreements. The Trustees also review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM and the Sub-Advisers, including information about their affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Fund’s operations and performance, legal and compliance matters, risk management, portfolio turnover and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM. The Board also discusses with CSIM the Funds’ operations and CSIM’s ability, consistent with the “manager of managers” structure of each of the Funds to (i) identify and recommend to the Trustees sub-advisers for each Fund, (ii) monitor and oversee the performance and investment capabilities of each sub-adviser, and (iii) recommend the replacement of a sub-adviser when appropriate. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM and CSIM sends an information request letter to each of the Sub-Advisers seeking certain relevant information. The responses by CSIM and the Sub-Advisers are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreements with respect to the Funds at meetings held on April 26, 2018, and June 5, 2018, and approved the renewal of the Agreements with respect to the Funds for an additional one year term at the meeting held on June 5, 2018.
The Board’s approval of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates, and the Sub-Advisers, dedicated to the Funds;
2.	each Fund’s performance and how it compared to that of certain other comparable mutual funds;
3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, collective trust funds and other types of accounts;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates, as well as the profitability of the Sub-Advisers; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated,

56
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to each Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s infrastructure. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment and research tools, internet access, and an array of account features that benefit the Funds and certain of their shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. In addition, the Trustees considered that many of the Funds’ shareholders are also brokerage clients of Schwab. The Board also considered the nature, extent and quality of the sub-advisory services provided by the Sub-Advisers to the Funds and the resources each dedicates to the Funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM and the Sub-Advisers to the Funds and the resources of CSIM, its affiliates, and the Sub-Advisers dedicated to the Funds supported renewal of the Agreements with respect to the Funds.
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreements with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the selection criteria and composition of the peer category. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. In addition, the Trustees considered whether irrespective of relative performance, each Sub-Adviser’s absolute performance was consistent with expectations for such Sub-Adviser’s unique investment methodology. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser and Sub-Adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Although Laudus Small-Cap MarketMasters Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreements with respect to Laudus Small-Cap MarketMasters Fund, including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM and the Sub-Advisers that were reasonable and consistent with the investment objective and policies of Laudus Small-Cap MarketMasters Fund and that CSIM and the Sub-Advisers had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees considered the effects of CSIM’s and Schwab’s practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM and the Sub-Advisers to other mutual funds, and to other types of accounts, which may include collective trust funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly, and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to CSIM, the Trustees considered whether the compensation and profitability with respect to each Fund under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to such Fund by CSIM, and its respective affiliates. The Trustees also considered the compensation flowing to the Sub-Advisers, directly or indirectly. The Trustees also considered any other benefits derived by the Sub-Advisers from their relationship with the Funds, such as whether, by virtue of its management of the Funds, any Sub-Adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to the Sub-Advisers, the Trustees considered whether the varied levels of compensation and profitability under the

57
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by the Sub-Advisers, and their respective affiliates. The Board also considered the profitability of the Sub-Advisers with respect to the sub-advisory services they provide to the Funds, although, when doing so, the Board took into account the fact that the Sub-Advisers are compensated by CSIM, and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and CSIM. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM and the Sub-Advisers is reasonable and supported renewal of the Agreements with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the each Fund obtains reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.
Approval of Amendments to Certain Sub-Advisory Agreements
At a meeting held on September 25, 2018, the Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the approval of (1) an amendment to the sub-advisory agreement with Wellington Management Company LLP (Wellington) relating to Laudus Small-Cap MarketMasters Fund to reflect a reduction to the rate paid by CSIM to Wellington as compensation for Wellington’s services rendered to Laudus Small-Cap MarketMasters Fund; (2) an amendment to the sub-advisory agreement with American Century Investment Management, Inc. (American Century) relating to Laudus International MarketMasters Fund to reflect a reduction to the rate paid by CSIM to American Century as compensation for American Century’s services rendered to Laudus International MarketMasters Fund; and (3) an amendment to the sub-advisory agreement with William Blair Investment Management, Inc. (William Blair) relating to Laudus International MarketMasters Fund to reflect a reduction to the rate paid by CSIM to William Blair for William Blair’s services rendered to Laudus International MarketMasters Fund. The Board reviewed materials provided at their September 25, 2018 meeting and also took into account the detailed information that the Board reviewed at the April 26, 2018 and June 5, 2018 meetings during the course of its consideration and approval of the renewal of the sub-advisory agreements between CSIM and each of Wellington, American Century and William Blair. The Board considered the savings to CSIM and the fact that each of Laudus Small-Cap MarketMasters Fund and Laudus International Small-Cap MarketMasters Fund is operating above its expense caps and CSIM does not anticipate lowering its management fee.
Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including a majority of the Independent Trustees, approved (1) an amendment to the sub-advisory agreement with Wellington relating to Laudus Small-Cap MarketMasters Fund to reflect a reduction to the rate paid by CSIM to Wellington as compensation for Wellington’s services rendered to Laudus Small-Cap MarketMasters Fund and concluded that the change to the rate paid by CSIM to Wellington would not result in any reduction in the nature or quality of services provided by Wellington under the sub-advisory agreement between CSIM and Wellington; (2) an amendment to the sub-advisory agreement with American Century relating to Laudus International MarketMasters Fund to reflect a reduction to the rate paid by CSIM to American Century as compensation for American Century’s services rendered to Laudus International MarketMasters Fund and concluded that the change to the rate paid by CSIM to American Century would not result in any reduction in the nature or quality of services provided by American Century under the sub-advisory agreement between CSIM and American Century; and (3) an amendment to the sub-advisory agreement with William Blair relating to Laudus International MarketMasters Fund to reflect a reduction to the rate paid by CSIM to William Blair for William Blair’s services rendered to Laudus International MarketMasters Fund and concluded that the change to the rate paid by CSIM to William Blair would not result in any reduction in the nature or quality of services provided by William Blair under the sub-advisory agreement between CSIM and William Blair.

58
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 101 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	101	Director (2005 – 2012), PS Business Parks, Inc.
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	101	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	101	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting); Chairman and CEO (Jan. 2008 – Apr. 2012), Aspiriant, LLC (wealth management).	101	None
59
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	101	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	101	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	101	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	101	Director (2012 – present), Eaton
Director and Chairman of the Audit Committee (2003 – 2013), Oneok Partners LP
Director (2009 – 2013), Oneok, Inc.
			Lead Independent Director (2002 – 2012), Board of Cooper Industries
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant (Jan. 2008 – present), Goldman Sachs & Co., Inc. (investment banking and securities firm); Co-CEO (Feb. 1998 – present), Colgin Cellars, LLC (vineyards).	101	Board Member and Chairman of the Audit Committee (1994 – present), Ionis Pharmaceuticals Lead Independent Director and Chair of Audit Committee (2014 – present), OUTFRONT Media Inc.
60
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	101	Director (2008 – present), The Charles Schwab Corporation
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Jan. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).	101	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	101	None
61
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Jan. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).
Jonathan de St. Paer
1973
President
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President (Oct. 2018 – present), Charles Schwab Investment Management, Inc.; Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – present) and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.; President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs.
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director, Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
62
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of CSIM. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
63
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $250 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities  Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

64
Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2018 Schwab Funds. All rights reserved.

65
Laudus MarketMasters Funds  |  Annual Report

Notes

Notes

Laudus MarketMasters Funds
Laudus Funds®

Laudus Funds offer investors access to some of the world’s leading investment managers. With a rigorous manager selection process and ongoing oversight by Charles Schwab Investment Management, Laudus Funds offer single and multi-manager strategies as a complement to other funds managed by Charles Schwab Investment Management. The list below shows all currently available Laudus Funds.
An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus or, if available, the summary prospectus. Please call 1-877-824-5615 for a prospectus for any Laudus Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Laudus Funds’ website at www.schwabfunds.com/laudusfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Laudus Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/laudusfunds_prospectus or the SEC’s website at www.sec.gov.

The Laudus Funds®
Laudus® U.S. Large Cap Growth
Laudus U.S. Large Cap Growth Fund
Laudus MarketMasters Funds®
Laudus International MarketMasters Fund™
Laudus Small-Cap MarketMasters Fund™
Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Laudus MarketMasters Funds
1-877-824-5615

Printed on recycled paper.

This page is intentionally left blank.

MFR13812-21
00218110

Annual Report  |  October 31, 2018
Schwab Active Equity Funds

Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core
Equity Fund

This page is intentionally left blank.

Schwab Active Equity Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.
1
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Total Return for the 12 Months Ended October 31, 2018
Schwab Core Equity Fund (Ticker Symbol: SWANX)	2.71%
S&P 500® Index	7.35%
Fund Category: Morningstar Large Blend[1]	5.28%
Performance Details	pages 8-10

Schwab Dividend Equity Fund (Ticker Symbol: SWDSX)	-0.63%
Russell 1000® Value Index	3.03%
Fund Category: Morningstar Large Value[1]	3.34%
Performance Details	pages 11-13

Schwab Large-Cap Growth Fund (Ticker Symbol: SWLSX)	4.46%
Russell 1000® Growth Index	10.71%
Fund Category: Morningstar Large Growth[1]	8.70%
Performance Details	pages 14-16

Schwab Small-Cap Equity Fund (Ticker Symbol: SWSCX)	1.37%
Russell 2000® Index	1.85%
Fund Category: Morningstar Small Blend[1]	-0.07%
Performance Details	pages 17-19
Total Return for the 12 Months Ended October 31, 2018
Schwab Hedged Equity Fund (Ticker Symbol: SWHEX)	1.75%
S&P 500® Index	7.35%
Fund Category: Morningstar Long-Short Equity[1]	0.15%
Performance Details	pages 20-22

Schwab Health Care Fund[2] (Ticker Symbol: SWHFX)	9.13%
Dow Jones Global Health Care Index	9.43%
Fund Category: Morningstar Health[1]	9.71%
Performance Details	pages 23-25

Schwab International Core Equity Fund[2] (Ticker Symbol: SICNX)	-12.18%
MSCI EAFE® Index (Net)[3]	-6.85%
Fund Category: Morningstar Foreign Large Blend[1]	-8.26%
Performance Details	pages 26-28

Minimum Initial Investment[4]	$100

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Please see the funds’ prospectus for further detail and eligibility requirements.
2
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
From the CEO

Marie Chandoha
CEO of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
Market downturns such as the one we experienced in October can be painful, but we can also learn from them. Every investor has a sense for how much risk they are willing to take. In fact, at many financial services firms, new clients are asked about their tolerance for risk, and specifically how they would feel under certain loss scenarios. It seems like a simple exercise, but it’s an important one, as it empowers investors to accept only those risks they are able to withstand.
But months like October—during which the S&P 500® Index declined 6.8%—can rattle even the most experienced investors and make them start to reconsider their appetite for risk. At Charles Schwab Investment Management, we understand that every investor thinks about risk differently and that those perspectives can change. That’s why we focus on providing foundational products that suit a range of risk appetites, and on consistently offering transparency to investors in the face of ever-changing market conditions.
We also believe that one of the best methods for managing risk and weathering market ups and downs over time is diversification. The idea of spreading risk over a broad array of asset classes has been a key feature of risk management since the beginnings of modern portfolio theory, and remains relevant today.
The Schwab Active Equity Funds play a significant role in our goal of providing our clients a diverse variety of investment choices. The Funds offer actively-managed exposure to a broad range of strategies. The Funds use an integrated process of quantitative and qualitative research and analysis through a bottom-up approach to stock selection. They are designed to generate consistent, risk-adjusted excess returns over the long term. They are also built with an eye toward controlling known risks and minimizing the unknown ones. That’s a dynamic process, and the teams that run the funds are constantly assessing sources of outperformance and underperformance and incorporating those insights into their buy-and-sell decisions.
For more than 25 years, Charles Schwab Investment Management has offered a straightforward lineup of products and solutions, and advocated for investors of all sizes. When I joined the firm in 2010, I couldn’t have imagined how far we would advance that mission. We have led the way in bringing expenses down for many of our funds while building out a robust suite of products with our investors’ needs in mind. And a big reason we’ve been able

3
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
From the CEO (continued)

“ The Schwab Active Equity Funds play a significant role in our goal of providing our clients a diverse variety of investment choices.”
to accomplish those objectives is the skilled group of people we have here who share my belief that investing can change lives.
It brings me great pride to announce that one of those people, Jonathan de St. Paer, is slated to succeed me when I retire as Chief Executive Officer of Charles Schwab Investment Management in March. Jonathan is a talented executive and has worked by my side to help build our company into a leader in the industry. He has spearheaded many of our important initiatives that have benefitted shareholders over the past eight years. I believe he’s the ideal person to lead the company forward as it continues to grow and evolve—and to serve you, fund shareholders, first and foremost.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Active Equity Funds, including performance during the 12 months ended October 31, 2018, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
4
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
The Investment Environment

For the 12-month reporting period ended October 31, 2018, global equity markets were mixed. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains achieved during the preceding 11 months. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 7.35% and the Russell 2000® Index, a measure of U.S. small-cap stocks, returned 1.85%. Markets outside the U.S. were notably weaker as economic momentum slowed due to uncertainties from several fronts, including trade, inflation, and geopolitical concerns. This was compounded by October’s market volatility, which dampened European and Asian markets as well as those in the U.S. The MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned -6.85%.
Global economic growth was uneven over the reporting period. The U.S. economy continued to grow steadily as it entered its tenth year of expansion, buoyed by tax reform, strong corporate earnings, and still-accommodative financial conditions. Nonfarm payrolls were steady and U.S. gross domestic product (GDP) grew at an annual rate of 3.5% in the third quarter of 2018, down from 4.2% in the second quarter but up from just over 2% for the previous two quarters. Consumer confidence rose to an 18-year high during the period, the highest since 2000. Despite a tight labor market and growing economy, inflation and wage growth remained in check, although pressure on wage growth rose toward the end of the reporting period. Conditions in other regions outside the U.S. softened, however. In the eurozone, growth slowed, subdued by higher inflation and tepid wage growth that constrained consumer spending. Over the third quarter of 2018, the eurozone economy expanded by just 0.2%, down from 0.4% in the first two quarters of 2018 and 0.7% in the last quarter of 2017. Japan’s economy contracted slightly in the first quarter of 2018—for the first time since late 2015—but had regained its modest upward trajectory by the end of the reporting period. The United Kingdom’s economy also contracted in the first quarter of 2018 but resumed its gradual, albeit modest, expansion by period-end.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2018

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
5
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
The Investment Environment (continued)

Despite rising to a nearly three-year high during the reporting period, oil prices fell precipitously during October amid concerns of a global oil glut. As of the end of the reporting period, the Organization of the Petroleum Exporting Countries (OPEC) had cut its oil demand forecast for 2019. Demand has been particularly impacted by poor economic performance in China, Brazil, and Europe, while supply has risen, notably due to the growth of shale in the U.S. and strong increases in Russian oil production.
During the reporting period, monetary policy measures for the most part remained accommodative but were tightened in several developed international markets in anticipation of rising inflation due to elevated oil prices, expectations of increases in agricultural prices, and higher GDP growth. In the U.S., the Federal Reserve (Fed), in its efforts to achieve more normalized monetary policy, raised the federal funds rate by 0.25% four times over the reporting period—in December, March, June, and September—and signaled the likelihood of an additional rate hike before year-end as well as more to come in 2019. Short-term interest rates ended the reporting period in a target range of 2.00% to 2.25%. The Fed also continued its program to slowly reduce the size of its balance sheet by allowing securities to mature without reinvesting the proceeds. As of the end of the reporting period, the Fed’s balance sheet stood at under $4.2 trillion, down from $4.5 trillion when the program was announced in June 2017. Outside the U.S., most central banks maintained their existing monetary policies or, in some cases in the face of signs of rising inflation, tightened their policies. The European Central Bank held interest rates steady at its October meeting and reiterated that it would likely maintain those rates through next summer, but confirmed its plans to phase out its monthly asset purchase program by year-end. Also in October, the Bank of Japan upheld its short-term interest rate target of –0.1% and slightly trimmed its inflation forecasts. In August, the Bank of England raised its key official bank rate from 0.50% to 0.75%, following a quarter-point increase in November 2017, despite ongoing uncertainties over the United Kingdom’s economy’s wider direction.
After hitting its all-time low in November, in February the Cboe Volatility Index® (VIX®)1, a gauge of equity market volatility, spiked to levels not seen since 2015. After moderating over the spring and summer, the VIX spiked again in October amid sharp swings in the stock market throughout the month, with key U.S. market indices erasing much of the hefty gains they had achieved over the spring and summer. Outside the U.S., markets generally followed suit but showed increasing weakness over the second half of the reporting period. Technology stocks were particularly hard-hit, with 80% of tech stocks entering bear-market territory after October’s stock market sell-off, due to a combination of rising interest rates, concerns about trade tensions with China that are impacting supply chains worldwide, and increased regulatory scrutiny that impacted several large tech companies. Value stocks underperformed growth stocks by a wide margin over the reporting period, largely the result of high levels of consumer optimism and tax reform that took effect in January.
[1]	The Cboe Volatility Index® (or VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.
6
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Fund Management

Jonas Svallin, CFA, Vice President and Head of Active Equities, has overall responsibility for all aspects of the management of the funds and leads the Active Equity portfolio management and research team. Prior to joining CSIM in 2012, Mr. Svallin spent nearly three years as a partner and a director of quantitative analytics and research at Fiduciary Research & Consulting, where he provided oversight of quantitative analytics and risk management efforts. From 2003 to 2009, Mr. Svallin was a principal and head portfolio manager at Algert Coldiron Investors LLC (now known as Algert Global). Prior to joining Algert, Mr. Svallin worked as a quantitative research associate at RCM Capital Management and a senior consultant at FactSet Research Systems.

Wei Li, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2012, Ms. Li spent more than ten years at BlackRock, Inc. (formerly Barclays Global Investors), where she held a number of positions. From 2001 to 2009, she worked in various roles in the Global Advanced Active group, including portfolio management and quantitative research for both U.S. and international equity markets. After 2009, she worked in the defined contribution research and product development area for almost two years.

Iain Clayton, CFA, FRM, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Core Equity Fund, Schwab International Core Equity Fund and Schwab Health Care Fund. Prior to joining CSIM in 2013, Mr. Clayton spent more than five years at SSI Investment Management, where he was a portfolio manager and director of quantitative research. In these roles, Mr. Clayton co-managed multiple investment strategies and developed quantitative models and valuation approaches. From 2004 to 2008, he worked as a portfolio manager and director at RCM Capital Management (now known as Allianz Global Investors) and helped manage various equity portfolios and developed fundamental-based stock selection models. Prior to that, he was a vice president at Eureka Investment Advisors for almost three years and also served as a senior quantitative analyst/assistant portfolio manager. He has also worked as a quantitative research analyst at RCM Capital Management.

Holly Emerson (formerly known as Xin Wen), CFA, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Large-Cap Growth Fund and the Schwab Dividend Equity Fund. Previously, she served as an Associate Portfolio Manager supporting the Schwab Active Equity Funds. Prior to joining CSIM in 2014, Ms. Emerson spent nearly 10 years at Algert Global (formerly Algert Coldiron Investors), a quantitative market neutral hedge fund manager, where she held a number of positions, including Assistant Portfolio Manager and Macroeconomic Research Analyst. In her various roles, she supported both U.S. and International funds and acted as the lead portfolio manager for the Canadian fund.
7
Schwab Active Equity Funds  |  Annual Report

Schwab Core Equity Fund as of October 31, 2018

The Schwab Core Equity Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in U.S. stocks. The fund expects to hold the common stocks of U.S companies that have market capitalizations of approximately $500 million or more. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For most of the reporting period, U.S. stocks delivered strong returns. Volatility spiked in February, however, driving stocks lower. October also saw a marked increase in volatility, and stocks across sectors plunged, erasing nearly all of their gains of the preceding 11 months. Though the Federal Reserve raised the federal funds rate four times during the period, financial conditions remained generally accommodative, which—along with tax reform, strong corporate earnings, and low unemployment—supported U.S. stock market performance over most of the period.
Performance. The fund returned 2.71% for the 12-month reporting period ended October 31, 2018, underperforming the S&P 500® Index (the index), which the fund uses for performance comparisons. The index returned 7.35% for the reporting period.
Positioning and Strategies. The fund’s stock selection detracted from its relative performance. The fund’s allocation across market sectors as compared with the index also detracted, but to a lesser degree.
Across all sectors, the Consumer Discretionary sector was the largest detractor from the fund’s relative performance. Although the sector was the index’s second-strongest performer for the reporting period, after Information Technology, stock selection within the sector dampened relative performance. Within the sector, the fund’s position in Las Vegas Sands Corp., a U.S.–based casino and resort company with facilities both within and outside the U.S., was a particular drag on performance. This was due in part to weakness in the company’s Macau property holdings, which saw declining gaming revenue growth. The Materials sector, the index’s weakest sector by a large margin, also detracted from the fund’s total and relative performance. This was primarily due to stock selection, although the fund’s overweight of the sector also detracted. Constituting an average weight of approximately 4% of the fund, the fund’s Materials holdings fell approximately 21% versus the index’s holdings, which fell approximately 10%. Within the sector, the fund’s weakest position was Berry Global Group, Inc., a Fortune 500 global manufacturer and marketer of plastic packaging products. The stock returned approximately –19% on declining sentiment for the packaging industry and fears over rising input costs and interest rates. Berry Global Group, Inc. was a non-index stock.
The Energy sector was one of the few bright spots for the portfolio over the reporting period, contributing positively to the fund’s relative performance, primarily due to stock selection. The fund’s positions within the sector returned approximately 14% versus the index’s return of slightly more than 1%. Among the fund’s Energy sector holdings, ConocoPhillips was the largest contributor, amid higher oil prices over the reporting period, returning approximately 39% for the fund. The fund added to its position in the stock during the first half of the period, then began trimming in September on declining fundamentals.
Across all holdings, irrespective of sector, the fund’s single strongest position contributing to relative performance was The Boeing Co., which returned approximately 40% over the reporting period on strong profitability and passenger loads. The largest detractor from the fund’s relative performance across all holdings was Owens Corning, a global developer and producer of insulation, roofing, and fiberglass composites. The funds’ investment in Owens Corning returned approximately –42% amid weak performance by the homebuilding industry on late-cycle market fears, rising interest rates, and higher commodity costs. Owens Corning was a non-index stock.

Management views and portfolio holdings may have changed since the report date.
8
Schwab Active Equity Funds  |  Annual Report

Schwab Core Equity Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Core Equity Fund (7/1/96)	2.71%	9.90%	11.58%
S&P 500® Index	7.35%	11.34%	13.24%
Fund Category: Morningstar Large Blend[3]	5.28%	9.44%	12.14%
Fund Expense Ratio[4]: 0.74%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On May 21, 2009 and September 7, 2012, the Laudus U.S. MarketMasters Fund and the Schwab Premier Equity Fund, respectively, merged into the fund.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
9
Schwab Active Equity Funds  |  Annual Report

Schwab Core Equity Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics
Number of Holdings	140
Weighted Average Market Cap (millions)	$219,917
Price/Earnings Ratio (P/E)	15.6
Price/Book Ratio (P/B)	2.8
Portfolio Turnover Rate	101%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
10
Schwab Active Equity Funds  |  Annual Report

Schwab Dividend Equity Fund as of October 31, 2018

The Schwab Dividend Equity Fund (the fund) seeks current income and capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in dividend paying common and preferred stocks. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For most of the reporting period, U.S. stocks delivered strong returns. Volatility spiked in February, however, driving stocks lower. October also saw a marked increase in volatility, and stocks across sectors plunged, erasing nearly all of their gains of the preceding 11 months. Though the Federal Reserve raised the federal funds rate four times during the period, financial conditions remained generally accommodative, which—along with tax reform, strong corporate earnings, and low unemployment—supported U.S. stock market performance over most of the period. In this higher interest rate environment, growth stocks generally outperformed value, leading to the underperformance of high dividend-paying stocks compared to the broader stock market, although their relative performance improved toward the end of the reporting period as investors’ appetite for risk waned.
Performance. The fund returned -0.63% for the 12-month reporting period ended October 31, 2018, underperforming the Russell 1000® Value Index (the index), which the fund uses for performance comparisons. The index returned 3.03% for the reporting period.
As of October 31, 2018, the fund’s dividend yield was 1.81%, lower than the 2.53% dividend yield of the index. As of October 31, 2018, the fund’s 30-Day SEC yield was 1.52%.
Positioning and Strategies. The fund’s stock selection detracted from the fund’s relative performance. Its allocation across market sectors as compared with the index also detracted, but to a lesser degree.
Across all sectors, the Materials sector was the largest detractor from fund’s total and relative return. The weakest among the index’s sectors for the reporting period, due in large part to tariff concerns and rising interest rates, the fund’s positions in the sector fell approximately 22% versus the index’s sector decline of just approximately 9%. This was primarily due to stock selection, although the fund’s overweight of the sector also detracted. Within the sector, the fund’s weakest position was Berry Global Group, Inc., a Fortune 500 global manufacturer and marketer of plastic packaging products. The stock returned approximately –27% on declining sentiment for the packaging industry and fears over rising input costs and interest rates. The Communications Services sector also detracted from the fund’s relative performance, also primarily due to stock selection. The largest detractor within the sector was the fund’s position in Verizon Communications Inc. Although a strong performer for the period, the fund’s allocation to the stock was significantly smaller than that of the index, thereby dampening the fund’s relative performance.
The Health Care and Energy sectors were two of the few bright spots for the portfolio over the period, both contributing positively to the fund’s relative performance, and both primarily due to stock selection. In the Health Care sector, the fund’s strongest contributor—also the fund’s overall strongest contributor to its relative performance across all sectors—was Express Scripts Holding Co., the largest benefit management organization in the U.S., which returned approximately 58% for the reporting period. The company rose on its proposed merger with Cigna, announced in March and approved by the Justice Department in October, as well as on the overall strength of the sector, particularly in the second half of the reporting period. Within the Energy sector, the fund’s positions returned approximately 8% versus the index’s return of approximately 4%. Among the fund’s Energy sector holdings, ConocoPhillips was the largest contributor amid higher oil prices over the period, returning approximately 39% for the reporting period.
Across all holdings, irrespective of sector, the largest detractor from the fund’s relative performance was Owens Corning, a global developer and producer of insulation, roofing, and fiberglass composites. The fund’s investment in Owens Corning returned approximately –28% amid weak performance by the homebuilding industry on late-cycle market fears, rising interest rates, and higher commodity costs. Owens Corning was a non-index stock.

Management views and portfolio holdings may have changed since the report date.
11
Schwab Active Equity Funds  |  Annual Report

Schwab Dividend Equity Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Dividend Equity Fund (9/2/03)	-0.63%	6.67%	10.10%
Russell 1000® Value Index	3.03%	8.61%	11.30%
Dividend Equity Spliced Index	3.03%	9.12%	12.10%
S&P 500® Index	7.35%	11.34%	13.24%
Fund Category: Morningstar Large Value[3]	3.34%	8.03%	11.13%
Fund Expense Ratio[4]: 0.88%

Yields1
30-Day SEC Yield	1.52%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 7, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 7, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
12
Schwab Active Equity Funds  |  Annual Report

Schwab Dividend Equity Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics
Number of Holdings	122
Weighted Average Market Cap (millions)	$104,116
Price/Earnings Ratio (P/E)	13.2
Price/Book Ratio (P/B)	2.1
Portfolio Turnover Rate	79%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	Less than 0.05%.
[3]	This list is not a recommendation of any security by the investment adviser.
13
Schwab Active Equity Funds  |  Annual Report

Schwab Large-Cap Growth Fund as of October 31, 2018

The Schwab Large-Cap Growth Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in U.S. common stocks. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in large-cap stocks of U.S. companies. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For most of the reporting period, U.S. stocks delivered strong returns. Volatility spiked in February, however, driving stocks lower. October also saw a marked increase in volatility, and stocks across sectors plunged, erasing nearly all of their gains of the preceding 11 months. Though the Federal Reserve raised the federal funds rate four times during the period, financial conditions remained generally accommodative, which—along with tax reform, strong corporate earnings and low unemployment—supported U.S. stock market performance over most of the period.
Performance. The fund returned 4.46% for the 12-month reporting period ended October 31, 2018, underperforming the Russell 1000® Growth Index (the index), which the fund uses for performance comparisons. The index returned 10.71% for the reporting period.
Positioning and Strategies. The fund’s stock selection detracted from its relative performance. The fund’s allocation across market sectors as compared with the index also detracted, but only modestly.
Across all sectors, stock selection within the Financials sector provided the largest drag on the fund’s relative return, as the fund’s sector holdings significantly underperformed those of the index. Within the sector, the largest detractor was Affiliated Managers Group, Inc., an international investment management company that owns stakes in a number of boutique asset management, hedge fund, and specialized private equity firms. Stock selection within the Information Technology and Materials sectors also dragged on the fund’s relative performance. Among Information Technology positions, the fund’s overweight to Micron Technology, Inc. was the single largest detractor. The company suffered from impacts from tariffs, falling prices on NAND memory chips, and an apparent oversupply of DRAM memory chips. The fund’s exposure to the Materials sector, constituting an average weight of approximately 3% of the fund, fell approximately 29% versus the Materials holdings of the index, which were down approximately 10%. The fund’s largest drag on relative performance, both within the sector and across the entire fund, was Berry Global Group, Inc., a Fortune 500 global manufacturer and marketer of plastic packaging products. The stock returned approximately –19% on declining sentiment for the packaging industry and fears over rising input costs and interest rates. As of the end of the reporting period, the fund had eliminated its entire position in the stock.
The Energy sector was the sole sector that contributed positively to the fund’s relative performance, both from the fund’s underweight to the sector as compared to the index and from its stock selection. Although the fund’s Energy holdings posted a negative return for the period, which returned approximately 7%, that return was less negative than that of the index, which returned approximately -9%. The majority of the fund’s contribution from stock selection was due to its avoidance of Energy stocks that the index held, and which performed poorly. With the exception of the Materials sector, Energy was the index’s weakest-performing sector for the reporting period.
Across all holdings, irrespective of sector, the fund’s single strongest position contributing to relative performance was The Boeing Co., which returned approximately 40% over the reporting period on strong profitability and passenger loads. During the reporting period, the fund trimmed its position in the stock to lock in some gains.

Management views and portfolio holdings may have changed since the report date.
14
Schwab Active Equity Funds  |  Annual Report

Schwab Large-Cap Growth Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Large-Cap Growth Fund (10/3/05)	4.46%	11.19%	12.83%
Russell 1000® Growth Index	10.71%	13.43%	15.45%
Fund Category: Morningstar Large Growth[3]	8.70%	11.05%	13.73%
Fund Expense Ratios[4]: Net 0.99%; Gross 1.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 7, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 7, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
15
Schwab Active Equity Funds  |  Annual Report

Schwab Large-Cap Growth Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics1
Number of Holdings	115
Weighted Average Market Cap (millions)	$287,225
Price/Earnings Ratio (P/E)	20.3
Price/Book Ratio (P/B)	5.0
Portfolio Turnover Rate	88%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
16
Schwab Active Equity Funds  |  Annual Report

Schwab Small-Cap Equity Fund as of October 31, 2018

The Schwab Small-Cap Equity Fund (the fund) seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in small-cap equity securities. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For most of the reporting period, U.S. small-cap stocks delivered strong returns. Volatility spiked in February, however, driving stocks lower. October also saw a marked increase in volatility, and stocks across asset classes plunged, erasing nearly all of their gains of the preceding 11 months. For nearly the first half of the period, small-caps underperformed large-caps but gained the advantage from mid-March through September, although they fell more steeply than large-caps during October’s decline. Though the Federal Reserve raised the federal funds rate four times during the period, financial conditions remained generally accommodative, which—along with tax reform, strong corporate earnings and low unemployment—supported U.S. stock market performance over most of the period.
Performance. The fund returned 1.37% for the 12-month reporting period ended October 31, 2018, underperforming the Russell 2000® Index (the index), which the fund uses for performance comparisons. The index returned 1.85% for the reporting period.
Positioning and Strategies. The fund’s slight underperformance of the index came primarily from the fund’s stock selection.
Across all sectors, stock selection within the Information Technology sector detracted the most from the fund’s relative performance, as the fund’s sector holdings underperformed those of the index. Within the sector, Advanced Energy Industries, Inc., developer of power and control technologies for manufacturers of semiconductors, flat-panel displays, data storage, and solar cells, provided the largest drag on performance. The fund’s holdings of the company returned approximately -49% over the reporting period as its semiconductor clients delayed their capital spending due to pricing and tariff-related concerns. Stock selection within the Industrials sector also dragged on the fund’s relative performance. The fund’s overweight to GMS Inc., which supplies gypsum wallboard, acoustical products, and a wide range of other building materials to commercial and residential building contractors, represented its single largest detractor within the sector. The fund’s holdings of GMS Inc. returned approximately -53%. The company suffered due to acquisition costs of Canada’s WSB Titan during the period as well as a slowdown in residential construction starts.
The Financials sector was the strongest contributor to the fund’s relative performance. Constituting an average weight of approximately 18% of the fund, the sector returned approximately 6% for the fund on strong stock selection, versus the index’s loss of approximately 2%. Within the sector—as well as across the entire fund—the fund’s strongest contributor for the reporting period was its overweight to First BanCorp, a holding company that operates as First Bank in North and South Carolina. First BanCorp returned approximately 79% over the period on strong revenues and earnings surprises. The fund’s stock selection within the Energy sector also contributed strongly to its relative performance; the fund’s Energy holdings returned approximately 15% for the reporting period, compared to the index’s loss of approximately 5%.
Across all holdings, irrespective of sector, the fund’s weakest contributor for the period was its overweight to Dana Inc., a worldwide supplier of drivetrain, sealing, and thermal-management technologies to the transportation industry. The stock weakened throughout the reporting period as passenger and commercial vehicle suppliers, its primary customers, lagged.

Management views and portfolio holdings may have changed since the report date.
17
Schwab Active Equity Funds  |  Annual Report

Schwab Small-Cap Equity Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Small-Cap Equity Fund (7/1/03)	1.37%	8.29%	13.45%
Russell 2000® Index	1.85%	8.01%	12.44%
Fund Category: Morningstar Small Blend[3]	-0.07%	6.75%	12.10%
Fund Expense Ratio[4]: 1.10%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to September 28, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
18
Schwab Active Equity Funds  |  Annual Report

Schwab Small-Cap Equity Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics
Number of Holdings	293
Weighted Average Market Cap (millions)	$1,859
Price/Earnings Ratio (P/E)	12.5
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate	111%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
19
Schwab Active Equity Funds  |  Annual Report

Schwab Hedged Equity Fund as of October 31, 2018

The Schwab Hedged Equity Fund (the fund) seeks long-term capital appreciation over market cycles with lower volatility than the broad equity market. To pursue its investment objective, the fund establishes long and short positions in equity securities issued by U.S. companies. The fund typically purchases or sells short stocks of companies that have market capitalizations of $1 billion or more at the time the stock is purchased or sold short. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For most of the reporting period, U.S. stocks delivered strong returns. Volatility spiked in February, however, driving stocks lower. October also saw a marked increase in volatility, and stocks across sectors plunged, erasing nearly all of their gains of the preceding 11 months. Though the Federal Reserve raised the federal funds rate four times during the period, financial conditions remained generally accommodative, which—along with tax reform, strong corporate earnings and low unemployment—supported U.S. stock market performance over most of the period.
Performance. The fund returned 1.75% for the 12-month reporting period ended October 31, 2018, underperforming the S&P 500® Index (the index), which the fund uses for performance comparisons. The index returned 7.35% for the reporting period.
Positioning and Strategies. The fund’s stock selection detracted from its relative performance, across both long and short positions. The fund’s allocation across market sectors as compared with the index also detracted, but to a much lesser degree. Given the strength of the U.S. stock market over the reporting period, and with short positions constituting a weighted average of approximately 40% of fund holdings, the fund’s short positions detracted from the fund’s relative performance, while its long positions as a whole contributed.
Across all sectors, the Materials sector was the largest detractor from both the fund’s total and relative performance, primarily due to stock selection. With China’s slowing growth, tariff concerns, and rising interest rates pressuring the sector, the fund’s long positions in the Materials sector returned approximately –23%, significantly underperforming the index, whose Materials sector returned approximately –9%. The fund’s overweight in long positions to the sector as compared to the index further dampened relative performance. The fund’s short positions, which returned approximately –2%, boosted the fund’s Materials sector performance slightly. Within the Materials sector, the fund’s long position in Berry Global Group, Inc., a Fortune 500 global manufacturer and marketer of plastic packaging products, was the largest detractor for the period. The stock returned approximately –27% for the period on declining sentiment for the packaging industry and fears over rising input costs and interest rates. Berry Global Group, Inc. was a non-index stock. The fund’s holdings in the Real Estate sector also detracted from the fund’s total return and relative performance, both from its long and its short positions. Within the sector, the fund’s long position in Realogy Holdings Corp. was the largest detractor. The fund’s short position in Education Realty Trust, Inc., which performed strongly over the period, further dampened the fund’s relative performance.
The Health Care sector was the strongest-contributing sector to the fund’s relative performance for the period, primarily due to its long positions, which returned approximately 15% for the reporting period. The fund’s short positions, however, were also strong, returning approximately 18%, contributing strongly to the fund’s total return but slightly dampening the contribution from the fund’s long positions to relative performance. The Utilities sector also contributed to the fund’s total and relative performance from a combination of stock selection among its long positions and from its short positions. The fund’s short positions returned approximately -13%. Within the sector, the fund’s short position in Ormat Technologies, Inc. was a strong positive contributor to its relative performance.
Across all holdings, irrespective of sector, the fund’s largest contributor to its relative performance was its overweight long position in Eli Lilly & Co. The stock returned approximately 36% for the reporting period on improved manufacturing efficiencies and cost cutting, as well as strong demand of several of the company’s newer drugs.

Management views and portfolio holdings may have changed since the report date.
20
Schwab Active Equity Funds  |  Annual Report

Schwab Hedged Equity Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Hedged Equity Fund (9/3/02)	1.75%	6.51%	7.37%
S&P 500® Index	7.35%	11.34%	13.24%
Fund Category: Morningstar Long-Short Equity[3]	0.15%	3.07%	5.82%
Fund Expense Ratios[4]: Net 1.64%; Gross 1.65%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
The Schwab Hedged Equity Fund’s long positions can decline in value at the same time the value of its shorted stocks increases, thereby increasing the potential for loss. The potential loss associated with short positions is much greater than the original value of the securities sold. The use of borrowing and short sales may cause the fund to have higher expenses than those of equity funds that do not use such techniques.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to September 28, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
21
Schwab Active Equity Funds  |  Annual Report

Schwab Hedged Equity Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics1
Number of Holdings
Long Holdings	190
Short Holdings	111
Weighted Average Market Cap (millions)
Long Holdings	$110,112
Short Holdings	$5,357
Price/Earnings Ratio (P/E)
Long Holdings	15.0
Short Holdings	16.2
Price/Book Ratio (P/B)
Long Holdings	2.2
Short Holdings	2.1
Portfolio Turnover Rate including short sales	180%
Portfolio Turnover Rate excluding short sales	111%
Top Equity Long Holdings % of Net Assets2

Top Equity Short Holdings % of Net Assets2

Portfolio holdings may have changed since the report date.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
22
Schwab Active Equity Funds  |  Annual Report

Schwab Health Care Fund as of October 31, 2018

The Schwab Health Care Fund (the fund) seeks long-term capital growth. To pursue its goal, the fund primarily invests in equity securities issued by companies in the Health Care sector. The fund uses Schwab Equity Ratings® to aid its U.S. stock selection and Schwab’s proprietary international stock research to aid its international stock selection. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Global equity markets were mixed over the reporting period. In the U.S., equity markets reached record highs toward the end of the period, driven by continued economic growth, strong corporate earnings, and tax reform that took effect in January, but stocks plunged in October amid a spike in volatility, erasing nearly all of their gains of the preceding 11 months. International markets were weaker on multiple fronts including slowing growth, rising oil prices, trade concerns, higher inflation, and tepid wage growth that constrained consumer spending. Over the period the U.S. dollar appreciated against a basket of international currencies, putting pressure on overseas investments in U.S. dollar terms. U.S. health care stocks performed well over the reporting period, generally outperforming the broader U.S. stock market.
Performance. The fund returned 9.13% for the 12-month reporting period ended October 31, 2018, underperforming the Dow Jones Global Health Care Index (the index), which the fund uses for performance comparisons. The index returned 9.43% for the reporting period.
Positioning and Strategies. The fund’s slight underperformance of the index came primarily from its allocation across industries. Its stock selection contributed positively.
The fund’s positions in the Pharmaceuticals industry, the fund’s largest industry exposure, was the largest detractor from the fund’s relative performance, as the fund’s holdings underperformed those of the index. Among Pharmaceuticals, the largest drag on performance came from the fund’s overweight to Mylan N.V., which fell steeply toward the end of the reporting period. The company, a global generic and specialty pharmaceuticals company, slashed its full-year 2018 outlook in August due to significant problems in the U.S. market, including a drop in sales of its EpiPen in the wake of generic competition, as well as manufacturing problems uncovered during a five-week inspection by the U.S. Food and Drug Administration. Several of the fund’s Pharmaceutical holdings performed well and contributed positively to relative performance, however, including Takeda Pharmaceutical Co. Ltd., Pfizer, Inc., and Eli Lilly & Co.
The fund’s positions within the Biotechnology and Health Care Equipment & Supplies industries were the strongest industry contributors to the fund’s relative performance. Despite weakness in the Biotech industry for the reporting period, the fund’s Biotech holdings, constituting an average weight of approximately 24% of the portfolio, returned approximately 2% versus the index’s return of approximately –2%. Within the industry, Genomic Health, Inc. was the strongest contributor. The fund’s nearly 1% average weight in the position returned approximately 119% for the reporting period. A leader in genomic-based lab services that analyze the underlying biology of cancer, the company reported blockbuster earnings and raised its guidance in its most recent reporting period. Genomic Health, Inc. was a non-index stock. In the Health Care Equipment & Supplies industry, the fund’s top contributor to relative performance was Haemonetics Corp., which returned approximately 120% for the reporting period. A global provider of blood and plasma supplies and services, the company has posted robust earnings this year on strong margins and growth in both its plasma services and hospital businesses.
Within the Health Care Providers & Services industry, the index’s strongest-performing industry for the reporting period, despite the fund’s underweight as compared to the index, the fund’s positions outperformed those of the index. The fund’s strongest contributor to relative performance among the group was Express Scripts Holding Co., the largest benefit management organizations in the U.S., which returned approximately 58% for the reporting period. The company rose on its proposed merger with Cigna, announced in March and approved by the Justice Department in October, as well as on the overall strength of the industry, particularly in the second half of the reporting period.
Across all holdings, the fund’s largest detractor from relative performance was global pharmaceutical company Celgene Corp., which experienced a series of setbacks over the reporting period including a late-stage trial failure, slowing growth for a previously popular psoriasis drug, and an FDA rejection letter for the company’s oral multiple sclerosis drug.

Management views and portfolio holdings may have changed since the report date.
23
Schwab Active Equity Funds  |  Annual Report

Schwab Health Care Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Health Care Fund (7/3/00)	9.13%	11.16%	14.61%
Dow Jones Global Health Care Index	9.43%	10.15%	13.02%
S&P 500® Index	7.35%	11.34%	13.24%
Fund Category: Morningstar Health[2]	9.71%	11.89%	15.65%
Fund Expense Ratio[3]: 0.81%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
Since the Schwab Health Care Fund focuses its investments on companies involved in a specific sector, this fund may involve a greater degree of risk than an investment in mutual funds that do not concentrate their investments.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
24
Schwab Active Equity Funds  |  Annual Report

Schwab Health Care Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics
Number of Holdings	115
Weighted Average Market Cap (millions)	$121,938
Price/Earnings Ratio (P/E)	28.4
Price/Book Ratio (P/B)	3.9
Portfolio Turnover Rate	45%
Industry Weightings % of Investments

Top Equity Holdings % of Net Assets1

Portfolio holdings may have changed since the report date.
Source of Industry Classification: S&P and MSCI.
[1]	This list is not a recommendation of any security by the investment adviser.
25
Schwab Active Equity Funds  |  Annual Report

Schwab International Core Equity Fund as of October 31, 2018

The Schwab International Core Equity Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in the stocks of publicly traded companies located in developed market countries, excluding the U.S. To aid its stock selection, the fund uses Schwab’s proprietary international stock research. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Stocks in developed international markets struggled over the reporting period, underperforming U.S. stocks. Conditions in developed international markets softened from multiple fronts including slowing growth, rising oil prices, trade concerns, higher inflation, and tepid wage growth that constrained consumer spending. Volatility spiked in both February and October, driving stocks lower around the globe. Many central banks, including the European Central Bank and the Bank of Japan, maintained generally accommodative monetary policies. The Bank of England raised its key interest rate twice during the period. Over the period, the U.S. dollar appreciated against a basket of international currencies, putting pressure on overseas investments in U.S. dollar terms.
Performance. The fund returned -12.18% for the 12-month reporting period ended October 31, 2018, underperforming the MSCI EAFE® Index (Net) (the index), which the fund uses for performance comparisons. The index returned -6.85% for the reporting period.
Positioning and Strategies. The fund’s stock selection was the primary detractor from its relative performance. The fund’s allocation across market sectors as compared with the index contributed modestly.
Across all sectors, irrespective of sector, stock selection within the Materials sector provided the largest drag on the fund’s relative performance. One of the weakest among the index’s sectors, due in large part to tariff concerns and rising interest rates, the fund’s positions in the Materials sector fell approximately 23% versus the index’s decline of approximately 7%. Within the sector—and across the entire fund—the fund’s overweight to Covestro AG was the largest detractor from relative performance. The German company, a Bayer spinoff and global supplier of high-tech polymer materials to a range of industries, faced challenging economic conditions surrounding slowing global growth and potential excess industrial capacity. The Information Technology sector also dragged on the fund’s relative performance for the reporting period. Although the fund was underweighted to the sector as compared to the index, the fund’s holdings were down approximately 29% compared to the index’s sector return of approximately 8%. Within the sector, German silicon wafer supplier Siltronic AG provided the largest drag, down approximately 37% for the reporting period. The fund’s Communications Services stocks also dampened the fund’s relative return.
The Financials sector was the strongest contributor to the fund’s relative performance. Although the fund’s average weight of approximately 20% to the sector returned approximately –11%, the index’s Financials stocks were lower, returning approximately –13%. Within the sector, the fund’s two strongest relative performers were Aviva plc, a British multinational insurance company, and Banco Santander S.A., a Spanish multinational commercial bank and financial services company. The Health Care sector also contributed positively to the fund’s relative performance, both from the fund’s overweight to the sector as compared to the index and from stock selection. Within the sector, the two strongest contributors were Swiss pharmaceutical and diagnostics company Roche Holding AG. and Japanese pharmaceutical company Shionogi & Co., Ltd., best known for developing the cholesterol drug Crestor.
From a geographic standpoint, the fund’s Hong Kong stocks detracted the most from relative performance. Although constituting an average weight of just under 4% of the fund, the fund’s Hong Kong holdings fell approximately 29% for the period compared with the index’s approximately 9% decline. Among the fund’s Hong Kong positions, Tencent Holdings Ltd. detracted the most from relative performance, down approximately 33% on increasing government gaming regulation that is hampering the company’s growth prospects. The fund’s German holdings also detracted from relative performance, both from the fund’s position in Covestro AG (discussed above) and BASF SE, the world’s largest chemical producer. The fund’s holdings in Spain provided the greatest relative contribution to the fund’s return; its strongest contributor was Ence Energia y Celolosa S.A., a leading European producer of eucalyptus pulp and producer of renewable energy using forest biomass.
Across all holdings, irrespective of sector, the fund’s single strongest contributor to relative performance was its overweight to Sony Corp., which returned approximately 41% for the period on its growing market in 3D sensors for smart phones and autonomous vehicles, and strength from its gaming division due to higher sales of its PS4 gaming console and software.

Management views and portfolio holdings may have changed since the report date.
26
Schwab Active Equity Funds  |  Annual Report

Schwab International Core Equity Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab International Core Equity Fund (5/30/08)	-12.18%	2.34%	7.82%
MSCI EAFE® Index (Net)[3]	-6.85%	2.02%	6.89%
Fund Category: Morningstar Foreign Large Blend[4]	-8.26%	1.62%	6.50%
Fund Expense Ratios[5]: Net 0.86%; Gross 0.90%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 7, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 7, 2009 is that of the fund’s former Institutional Shares. On December 3, 2009, the Laudus Rosenberg International Equity Fund merged into the fund.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
27
Schwab Active Equity Funds  |  Annual Report

Schwab International Core Equity Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics
Number of Holdings	189
Weighted Average Market Cap (millions)	$50,560
Price/Earnings Ratio (P/E)	12.0
Price/Book Ratio (P/B)	1.7
Portfolio Turnover Rate	98%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments1

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
28
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2018 and held through October 31, 2018.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 5/1/18	Ending Account Value (Net of Expenses) at 10/31/18	Expenses Paid During Period 5/1/18-10/31/18[2]
Schwab Core Equity Fund
Actual Return	0.73%	$1,000.00	$ 998.70	$3.68
Hypothetical 5% Return	0.73%	$1,000.00	$1,021.52	$3.72
Schwab Dividend Equity Fund
Actual Return	0.88%	$1,000.00	$ 982.10	$4.40
Hypothetical 5% Return	0.88%	$1,000.00	$1,020.76	$4.48
Schwab Large-Cap Growth Fund
Actual Return	0.99%	$1,000.00	$1,008.90	$5.01
Hypothetical 5% Return	0.99%	$1,000.00	$1,020.21	$5.04
Schwab Small-Cap Equity Fund
Actual Return	1.08%	$1,000.00	$ 985.80	$5.41
Hypothetical 5% Return	1.08%	$1,000.00	$1,019.76	$5.50
Schwab Hedged Equity Fund[3]
Actual Return	1.69%	$1,000.00	$ 987.70	$8.47
Hypothetical 5% Return	1.69%	$1,000.00	$1,016.68	$8.59
Schwab Health Care Fund
Actual Return	0.80%	$1,000.00	$1,070.80	$4.18
Hypothetical 5% Return	0.80%	$1,000.00	$1,021.17	$4.08
Schwab International Core Equity Fund
Actual Return	0.86%	$1,000.00	$ 867.70	$4.05
Hypothetical 5% Return	0.86%	$1,000.00	$1,020.86	$4.38

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
[3]	Schwab Hedged Equity Fund’s expense ratio includes dividend expenses and stock loan fees paid on securities sold short.
29
Schwab Active Equity Funds  |  Annual Report

Schwab Core Equity Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$24.36	$19.65	$23.10	$25.48	$23.46
Income (loss) from investment operations:
Net investment income (loss)	0.26 [1]	0.34 [1]	0.38 [1]	0.30 [1]	0.30
Net realized and unrealized gains (losses)	0.41	4.71	(0.52)	1.05	3.60
Total from investment operations	0.67	5.05	(0.14)	1.35	3.90
Less distributions:
Distributions from net investment income	(0.34)	(0.34)	(0.36)	(0.33)	(0.22)
Distributions from net realized gains	(2.29)	—	(2.95)	(3.40)	(1.66)
Total distributions	(2.63)	(0.34)	(3.31)	(3.73)	(1.88)
Net asset value at end of period	$22.40	$24.36	$19.65	$23.10	$25.48
Total return	2.71%	26.00%	(0.50%)	5.61%	17.88%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.73%	0.73%	0.73%	0.74%	0.72%
Gross operating expenses	0.73%	0.74%	0.73%	0.74%	0.72%
Net investment income (loss)	1.12%	1.53%	1.93%	1.29%	1.19%
Portfolio turnover rate	101%	86%	80%	81%	63%
Net assets, end of period (x 1,000,000)	$2,138	$2,353	$2,075	$2,363	$2,317

1
Calculated based on the average shares outstanding during the period.
30
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.4% of net assets

Banks 5.0%
Bank of America Corp.	392,992	10,807,280
CIT Group, Inc.	156,940	7,435,817
Citigroup, Inc.	640,428	41,922,417
Fifth Third Bancorp	249,506	6,734,167
JPMorgan Chase & Co.	205,380	22,390,528
Regions Financial Corp.	325,861	5,529,861
The PNC Financial Services Group, Inc.	87,121	11,194,177
		106,014,247

Capital Goods 6.9%
Allison Transmission Holdings, Inc.	784,478	34,579,790
EMCOR Group, Inc.	28,101	1,994,609
Honeywell International, Inc.	104,114	15,077,790
Illinois Tool Works, Inc.	167,419	21,357,642
Masco Corp.	844,500	25,335,000
Oshkosh Corp.	63,303	3,553,830
Owens Corning	60,840	2,875,907
PACCAR, Inc.	185,088	10,588,884
Raytheon Co.	16,820	2,944,173
Resideo Technologies, Inc. *	17,352	365,267
The Boeing Co.	82,780	29,375,311
		148,048,203

Commercial & Professional Services 1.2%
ManpowerGroup, Inc.	89,547	6,831,541
Robert Half International, Inc.	314,284	19,023,610
		25,855,151

Consumer Durables & Apparel 1.8%
Deckers Outdoor Corp. *	43,305	5,507,097
Michael Kors Holdings Ltd. *	388,714	21,538,643
Polaris Industries, Inc.	43,530	3,873,299
Whirlpool Corp.	60,265	6,614,686
		37,533,725

Consumer Services 1.3%
Darden Restaurants, Inc.	84,407	8,993,566
Las Vegas Sands Corp.	195,411	9,971,823
Penn National Gaming, Inc. *	132,865	3,225,962
Wyndham Destinations, Inc.	146,197	5,245,549
		27,436,900

Diversified Financials 5.7%
Affiliated Managers Group, Inc.	173,489	19,718,760
Ameriprise Financial, Inc.	62,809	7,991,817
Capital One Financial Corp.	310,461	27,724,167
Discover Financial Services	170,885	11,905,558
Evercore, Inc., Class A	137,289	11,215,138
Lazard Ltd., Class A	69,449	2,759,903
Morgan Stanley	424,029	19,361,164
Security	Number of Shares	Value ($)
Santander Consumer USA Holdings, Inc.	213,378	4,000,838
Synchrony Financial	418,214	12,078,020
The Goldman Sachs Group, Inc.	23,458	5,286,730
		122,042,095

Energy 5.7%
Chevron Corp.	321,458	35,890,786
ConocoPhillips	632,262	44,195,114
Exxon Mobil Corp.	213,008	16,972,477
Marathon Oil Corp.	595,727	11,312,856
National Oilwell Varco, Inc.	48,414	1,781,635
PBF Energy, Inc., Class A	71,203	2,979,845
Valero Energy Corp.	107,486	9,790,900
		122,923,613

Food & Staples Retailing 1.1%
The Kroger Co.	332,918	9,907,640
Walmart, Inc.	139,898	14,028,971
		23,936,611

Food, Beverage & Tobacco 4.3%
Flowers Foods, Inc.	631,873	12,201,468
Ingredion, Inc.	235,003	23,777,603
Molson Coors Brewing Co., Class B	277,524	17,761,536
PepsiCo, Inc.	140,253	15,761,632
Pilgrim's Pride Corp. *	415,350	7,335,081
Tyson Foods, Inc., Class A	233,964	14,019,123
		90,856,443

Health Care Equipment & Services 5.9%
Anthem, Inc.	35,464	9,772,814
Cerner Corp. *	157,449	9,018,679
Danaher Corp.	59,795	5,943,623
Hill-Rom Holdings, Inc.	54,740	4,602,539
Hologic, Inc. *	299,164	11,664,404
McKesson Corp.	26,351	3,287,551
Molina Healthcare, Inc. *	58,946	7,472,584
UnitedHealth Group, Inc.	140,816	36,802,262
Varian Medical Systems, Inc. *	320,796	38,293,419
		126,857,875

Household & Personal Products 1.1%
Energizer Holdings, Inc.	48,516	2,851,285
Herbalife Nutrition Ltd. *	187,758	9,999,991
Kimberly-Clark Corp.	38,648	4,030,987
The Procter & Gamble Co.	83,125	7,371,525
		24,253,788

Insurance 2.8%
Aflac, Inc.	296,535	12,771,763
Prudential Financial, Inc.	48,488	4,547,205

31
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
The Allstate Corp.	373,381	35,740,029
The Travelers Cos., Inc.	59,703	7,470,636
		60,529,633

Materials 3.3%
Celanese Corp.	174,277	16,894,412
Domtar Corp.	262,020	12,134,146
Huntsman Corp.	688,760	15,070,069
LyondellBasell Industries N.V., Class A	166,675	14,879,077
PolyOne Corp.	151,711	4,901,783
Westlake Chemical Corp.	103,072	7,349,034
		71,228,521

Media & Entertainment 7.4%
Alphabet, Inc., Class A *	48,068	52,421,999
Alphabet, Inc., Class C *	10,791	11,619,425
Comcast Corp., Class A	769,761	29,358,685
Facebook, Inc., Class A *	157,542	23,913,300
The Walt Disney Co.	140,978	16,188,504
Viacom, Inc., Class B	804,159	25,717,005
		159,218,918

Pharmaceuticals, Biotechnology & Life Sciences 8.6%
AbbVie, Inc.	139,928	10,893,395
Agilent Technologies, Inc.	48,100	3,116,399
Amgen, Inc.	213,503	41,161,243
Biogen, Inc. *	35,644	10,845,400
Bruker Corp.	101,061	3,166,241
Celgene Corp. *	61,780	4,423,448
Charles River Laboratories International, Inc. *	50,237	6,119,871
Eli Lilly & Co.	76,300	8,273,972
Gilead Sciences, Inc.	181,079	12,345,966
Jazz Pharmaceuticals plc *	46,387	7,367,183
Johnson & Johnson	363,560	50,894,765
Pfizer, Inc.	407,204	17,534,204
Waters Corp. *	37,489	7,111,289
		183,253,376

Real Estate 2.2%
American Tower Corp.	51,870	8,081,864
Host Hotels & Resorts, Inc.	205,934	3,935,399
Senior Housing Properties Trust	780,054	12,535,468
Spirit Realty Capital, Inc.	376,240	2,942,197
Weyerhaeuser Co.	717,473	19,106,306
		46,601,234

Retailing 6.5%
Amazon.com, Inc. *	43,491	69,499,053
Best Buy Co., Inc.	244,479	17,152,647
Booking Holdings, Inc. *	7,323	13,727,549
Foot Locker, Inc.	143,844	6,780,806
Kohl's Corp.	87,859	6,653,562
Qurate Retail, Inc. *	684,586	15,019,817
The Home Depot, Inc.	58,214	10,238,678
		139,072,112

Semiconductors & Semiconductor Equipment 2.9%
Intel Corp.	697,450	32,696,456
Lam Research Corp.	44,695	6,334,622
Security	Number of Shares	Value ($)
Micron Technology, Inc. *	451,829	17,042,990
NVIDIA Corp.	23,082	4,866,378
		60,940,446

Software & Services 11.6%
Accenture plc, Class A	110,069	17,349,076
Adobe Systems, Inc. *	26,534	6,520,996
Cadence Design Systems, Inc. *	193,120	8,607,358
Citrix Systems, Inc. *	198,747	20,365,605
Cognizant Technology Solutions Corp., Class A	183,237	12,648,850
International Business Machines Corp.	206,651	23,853,725
Intuit, Inc.	98,054	20,689,394
Jack Henry & Associates, Inc.	30,401	4,554,982
Mastercard, Inc., Class A	30,530	6,034,865
Microsoft Corp.	885,450	94,574,914
Oracle Corp.	247,046	12,065,727
Visa, Inc., Class A	149,959	20,671,848
		247,937,340

Technology Hardware & Equipment 7.5%
Apple, Inc.	519,705	113,742,636
Cisco Systems, Inc.	390,233	17,853,160
F5 Networks, Inc. *	31,432	5,509,401
HP, Inc.	472,819	11,413,851
NetApp, Inc.	89,220	7,002,878
Western Digital Corp.	96,221	4,144,238
		159,666,164

Telecommunication Services 1.2%
Telephone & Data Systems, Inc.	128,557	3,963,412
Verizon Communications, Inc.	388,737	22,192,996
		26,156,408

Transportation 1.4%
Delta Air Lines, Inc.	299,179	16,374,067
Landstar System, Inc.	60,480	6,053,443
United Continental Holdings, Inc. *	83,628	7,151,030
		29,578,540

Utilities 4.0%
CenterPoint Energy, Inc.	524,731	14,172,984
Exelon Corp.	811,484	35,551,114
NRG Energy, Inc.	495,058	17,916,149
Portland General Electric Co.	247,810	11,171,275
UGI Corp.	135,794	7,205,230
		86,016,752
Total Common Stock
(Cost $1,833,022,768)		2,125,958,095

Other Investment Company 0.4% of net assets

Money Market Fund 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.09% (a)	7,202,935	7,202,935
Total Other Investment Company
(Cost $7,202,935)		7,202,935
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

32
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Portfolio Holdings as of October 31, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$2,125,958,095	$—	$—	$2,125,958,095
Other Investment Company[1]	7,202,935	—	—	7,202,935
Total	$2,133,161,030	$—	$—	$2,133,161,030
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
33
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $1,840,225,703)		$2,133,161,030
Deposit with broker for futures contracts		1,155,000
Receivables:
Investments sold		35,809,086
Fund shares sold		3,388,264
Dividends		1,633,574
Income from securities on loan		82
Prepaid expenses	+	20,689
Total assets		2,175,167,725
Liabilities
Payables:
Investments bought		34,651,325
Investment adviser and administrator fees		881,246
Shareholder service fees		458,307
Fund shares redeemed		535,564
Accrued expenses	+	149,411
Total liabilities		36,675,853
Net Assets
Total assets		2,175,167,725
Total liabilities	–	36,675,853
Net assets		$2,138,491,872
Net Assets by Source
Capital received from investors		1,595,522,163
Total distributable earnings[1]		542,969,709

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,138,491,872		95,476,088		$22.40

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).
34
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends		$42,962,475
Securities on loan, net	+	1,445
Total investment income		42,963,920
Expenses
Investment adviser and administrator fees		10,900,443
Shareholder service fees		5,666,837
Portfolio accounting fees		64,350
Shareholder reports		63,541
Custodian fees		52,133
Transfer agent fees		45,991
Professional fees		45,056
Registration fees		35,702
Independent trustees’ fees		19,200
Interest expense		366
Other expenses	+	27,245
Total expenses		16,920,864
Expense reduction by CSIM and its affiliates	–	45,991
Net expenses	–	16,874,873
Net investment income		26,089,047
Realized and Unrealized Gains (Losses)
Net realized gains on investments		232,116,487
Net realized gains on futures contracts	+	207,360
Net realized gains		232,323,847
Net change in unrealized appreciation (depreciation) on investments		(184,576,611)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(195,509)
Net change in unrealized appreciation (depreciation)	+	(184,772,120)
Net realized and unrealized gains		47,551,727
Increase in net assets resulting from operations		$73,640,774
35
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$26,089,047	$33,683,880
Net realized gains		232,323,847	220,321,188
Net change in unrealized appreciation (depreciation)	+	(184,772,120)	252,770,154
Increase in net assets from operations		73,640,774	506,775,222
Distributions to Shareholders1
Total distributions		($252,002,689)	($35,084,460)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,037,106	$115,966,940	4,988,532	$112,792,936
Shares reinvested		8,268,646	186,127,214	1,218,622	25,249,831
Shares redeemed	+	(14,419,212)	(338,357,426)	(15,242,604)	(331,861,293)
Net transactions in fund shares		(1,113,460)	($36,263,272)	(9,035,450)	($193,818,526)
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		96,589,548	$2,353,117,059	105,624,998	$2,075,244,823
Total increase or decrease	+	(1,113,460)	(214,625,187)	(9,035,450)	277,872,236
End of period[2]		95,476,088	$2,138,491,872	96,589,548	$2,353,117,059
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $35,084,460 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 10 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $26,704,798 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
36
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Dividend Equity Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$17.21	$14.39	$16.43	$19.17	$18.22
Income (loss) from investment operations:
Net investment income (loss)	0.22 [1]	0.29 [1]	0.31 [1]	0.29 [1]	0.27
Net realized and unrealized gains (losses)	(0.27)	2.75	(0.29)	(0.21)	2.16
Total from investment operations	(0.05)	3.04	0.02	0.08	2.43
Less distributions:
Distributions from net investment income	(0.30)	(0.22)	(0.32)	(0.27)	(0.29)
Distributions from net realized gains	(1.43)	—	(1.74)	(2.55)	(1.19)
Total distributions	(1.73)	(0.22)	(2.06)	(2.82)	(1.48)
Net asset value at end of period	$15.43	$17.21	$14.39	$16.43	$19.17
Total return	(0.63%)	21.19%	0.26%	0.12%	14.26%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.88%	0.88%	0.88%	0.88%	0.89%
Gross operating expenses	0.88%	0.88%	0.89%	0.88%	0.89%
Net investment income (loss)	1.36%	1.78%	2.18%	1.71%	1.47%
Portfolio turnover rate	79%	70%	74%	73%	72%
Net assets, end of period (x 1,000,000)	$1,249	$1,469	$1,560	$1,872	$2,053

1
Calculated based on the average shares outstanding during the period.
37
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Dividend Equity Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.8% of net assets

Automobiles & Components 0.4%
Dana, Inc.	212,395	3,306,990
Lear Corp.	16,417	2,181,819
		5,488,809

Banks 11.1%
Bank of America Corp.	371,324	10,211,410
CIT Group, Inc.	272,094	12,891,814
Citigroup, Inc.	571,129	37,386,105
Citizens Financial Group, Inc.	377,732	14,108,290
JPMorgan Chase & Co.	245,952	26,813,687
MGIC Investment Corp. *	209,410	2,556,896
Regions Financial Corp.	1,321,490	22,425,685
The PNC Financial Services Group, Inc.	85,343	10,965,722
Wells Fargo & Co.	17,160	913,427
		138,273,036

Capital Goods 7.5%
Allison Transmission Holdings, Inc.	452,265	19,935,841
EMCOR Group, Inc.	140,831	9,996,184
General Electric Co.	230,995	2,333,050
Illinois Tool Works, Inc.	146,863	18,735,313
Masco Corp.	636,851	19,105,530
The Boeing Co.	67,151	23,829,204
		93,935,122

Commercial & Professional Services 0.9%
ASGN, Inc. *	34,668	2,325,529
ManpowerGroup, Inc.	63,679	4,858,071
Robert Half International, Inc.	75,586	4,575,221
		11,758,821

Consumer Durables & Apparel 1.0%
Michael Kors Holdings Ltd. *	222,013	12,301,740
Whirlpool Corp.	6,752	741,100
		13,042,840

Consumer Services 1.3%
Las Vegas Sands Corp.	140,747	7,182,319
Wyndham Destinations, Inc.	245,060	8,792,753
		15,975,072

Diversified Financials 8.9%
Affiliated Managers Group, Inc.	131,970	14,999,710
Ameriprise Financial, Inc.	47,425	6,034,357
Berkshire Hathaway, Inc., Class B *	44,563	9,147,893
Capital One Financial Corp.	290,326	25,926,112
Discover Financial Services	164,432	11,455,977
Evercore, Inc., Class A	12,853	1,049,962
Lazard Ltd., Class A	214,035	8,505,751
Security	Number of Shares	Value ($)
Morgan Stanley	479,829	21,908,992
Santander Consumer USA Holdings, Inc.	220,170	4,128,187
SEI Investments Co.	30,719	1,641,930
Synchrony Financial	207,060	5,979,893
		110,778,764

Energy 9.8%
Chevron Corp.	326,203	36,420,565
ConocoPhillips	451,477	31,558,243
Exxon Mobil Corp.	334,946	26,688,497
Halliburton Co.	193,548	6,712,245
Marathon Oil Corp.	166,477	3,161,398
Valero Energy Corp.	195,625	17,819,481
		122,360,429

Food & Staples Retailing 0.2%
Walmart, Inc.	26,666	2,674,066

Food, Beverage & Tobacco 4.3%
Flowers Foods, Inc.	587,248	11,339,759
Ingredion, Inc.	170,554	17,256,654
PepsiCo, Inc.	50,189	5,640,240
Pilgrim's Pride Corp. *	208,840	3,688,114
TreeHouse Foods, Inc. *	35,855	1,633,554
Tyson Foods, Inc., Class A	227,550	13,634,796
		53,193,117

Health Care Equipment & Services 6.9%
Abbott Laboratories	55,675	3,838,234
athenahealth, Inc. *	20,586	2,625,538
Cardinal Health, Inc.	24,248	1,226,949
Cerner Corp. *	44,189	2,531,146
Express Scripts Holding Co. *	262,099	25,415,740
Hill-Rom Holdings, Inc.	33,983	2,857,291
Hologic, Inc. *	208,476	8,128,479
McKesson Corp.	10,787	1,345,786
ResMed, Inc.	40,879	4,329,904
UnitedHealth Group, Inc.	30,917	8,080,158
Varian Medical Systems, Inc. *	212,888	25,412,441
		85,791,666

Household & Personal Products 2.1%
Energizer Holdings, Inc.	91,339	5,367,993
Herbalife Nutrition Ltd. *	140,465	7,481,166
The Procter & Gamble Co.	148,022	13,126,591
		25,975,750

Insurance 4.0%
Aflac, Inc.	176,185	7,588,288
American National Insurance Co.	11,805	1,454,848
CNA Financial Corp.	36,872	1,599,139
CNO Financial Group, Inc.	154,274	2,915,779
Prudential Financial, Inc.	11,599	1,087,754

38
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Dividend Equity Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
The Allstate Corp.	292,828	28,029,496
The Travelers Cos., Inc.	59,043	7,388,050
		50,063,354

Materials 4.7%
Berry Global Group, Inc. *	221,302	9,653,193
Celanese Corp.	177,522	17,208,983
Domtar Corp.	181,208	8,391,742
Huntsman Corp.	267,770	5,858,808
LyondellBasell Industries N.V., Class A	95,597	8,533,944
PolyOne Corp.	158,034	5,106,079
Trinseo S.A.	35,760	1,926,749
Westlake Chemical Corp.	36,135	2,576,425
		59,255,923

Media & Entertainment 3.1%
Alphabet, Inc., Class A *	12,157	13,258,181
Comcast Corp., Class A	368,551	14,056,535
IAC/InterActiveCorp *	19,462	3,826,035
News Corp., Class A	93,575	1,234,254
Viacom, Inc., Class B	199,614	6,383,656
		38,758,661

Pharmaceuticals, Biotechnology & Life Sciences 7.6%
Amgen, Inc.	113,364	21,855,446
Gilead Sciences, Inc.	6,174	420,943
Jazz Pharmaceuticals plc *	54,677	8,683,801
Johnson & Johnson	250,605	35,082,194
Pfizer, Inc.	610,234	26,276,676
Waters Corp. *	16,396	3,110,157
		95,429,217

Real Estate 4.7%
American Tower Corp.	46,977	7,319,486
Equity LifeStyle Properties, Inc.	114,477	10,839,827
Prologis, Inc.	39,445	2,543,019
Retail Properties of America, Inc., Class A	769,163	9,437,630
Ryman Hospitality Properties, Inc.	9,560	741,761
Senior Housing Properties Trust	1,117,898	17,964,621
Weyerhaeuser Co.	376,732	10,032,373
		58,878,717

Retailing 1.9%
Best Buy Co., Inc.	267,345	18,756,925
Dick's Sporting Goods, Inc.	73,189	2,588,695
Kohl's Corp.	27,660	2,094,692
		23,440,312

Semiconductors & Semiconductor Equipment 2.3%
Intel Corp.	446,008	20,908,855
Micron Technology, Inc. *	192,147	7,247,785
		28,156,640

Security	Number of Shares	Value ($)
Software & Services 3.4%
Accenture plc, Class A	27,670	4,361,345
Citrix Systems, Inc. *	202,443	20,744,334
International Business Machines Corp.	93,971	10,847,073
Microsoft Corp.	54,898	5,863,655
		41,816,407

Technology Hardware & Equipment 2.7%
Apple, Inc.	13,927	3,048,063
Cisco Systems, Inc.	127,600	5,837,700
F5 Networks, Inc. *	19,184	3,362,572
HP, Inc.	849,343	20,503,140
Western Digital Corp.	21,387	921,138
		33,672,613

Telecommunication Services 2.8%
AT&T, Inc.	598,324	18,356,580
T-Mobile US, Inc. *	36,888	2,528,673
Telephone & Data Systems, Inc.	41,254	1,271,861
Verizon Communications, Inc.	230,645	13,167,523
		35,324,637

Transportation 0.6%
Delta Air Lines, Inc.	141,122	7,723,607

Utilities 7.6%
CenterPoint Energy, Inc.	849,386	22,941,916
CMS Energy Corp.	36,701	1,817,433
Exelon Corp.	666,001	29,177,504
FirstEnergy Corp.	239,371	8,923,751
NRG Energy, Inc.	271,736	9,834,126
Portland General Electric Co.	305,184	13,757,695
UGI Corp.	160,885	8,536,558
		94,988,983
Total Common Stock
(Cost $1,131,419,316)		1,246,756,563
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.0% of net assets

Time Deposit 0.0%
Sumitomo Mitsui Banking Corp.
1.54%, 11/01/18 (a)	346,028	346,028
Total Short-Term Investment
(Cost $346,028)		346,028
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

39
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Dividend Equity Fund
Portfolio Holdings as of October 31, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$1,246,756,563	$—	$—	$1,246,756,563
Short-Term Investment[1]	—	346,028	—	346,028
Total	$1,246,756,563	$346,028	$—	$1,247,102,591
[1]	As categorized in Portfolio Holdings.
40
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Dividend Equity Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $1,131,765,344)		$1,247,102,591
Deposit with broker for futures contracts		562,500
Receivables:
Investments sold		13,902,060
Dividends		1,653,883
Fund shares sold		208,239
Foreign tax reclaims		1,378
Interest		15
Prepaid expenses	+	21,367
Total assets		1,263,452,033
Liabilities
Payables:
Investments bought		12,401,772
Investment adviser and administrator fees		679,696
Shareholder service fees		265,329
Fund shares redeemed		872,743
Accrued expenses	+	108,683
Total liabilities		14,328,223
Net Assets
Total assets		1,263,452,033
Total liabilities	–	14,328,223
Net assets		$1,249,123,810
Net Assets by Source
Capital received from investors		1,031,860,867
Total distributable earnings[1]		217,262,943

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,249,123,810		80,944,483		$15.43

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).
41
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Dividend Equity Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends (net of foreign withholding tax of $612)		$31,297,297
Interest	+	35,766
Total investment income		31,333,063
Expenses
Investment adviser and administrator fees		8,672,841
Shareholder service fees		3,395,807
Portfolio accounting fees		55,856
Shareholder reports		49,394
Professional fees		42,539
Custodian fees		34,706
Transfer agent fees		31,706
Registration fees		28,742
Independent trustees’ fees		14,562
Interest expense		2,546
Other expenses	+	16,955
Total expenses		12,345,654
Expense reduction by CSIM and its affiliates	–	31,706
Net expenses	–	12,313,948
Net investment income		19,019,115
Realized and Unrealized Gains (Losses)
Net realized gains on investments		100,201,714
Net realized gains on futures contracts	+	578,110
Net realized gains		100,779,824
Net change in unrealized appreciation (depreciation) on investments		(119,021,337)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(223,438)
Net change in unrealized appreciation (depreciation)	+	(119,244,775)
Net realized and unrealized losses		(18,464,951)
Increase in net assets resulting from operations		$554,164
42
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Dividend Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$19,019,115	$26,835,784
Net realized gains		100,779,824	129,829,514
Net change in unrealized appreciation (depreciation)	+	(119,244,775)	139,540,069
Increase in net assets from operations		554,164	296,205,367
Distributions to Shareholders1
Total distributions		($146,370,393)	($20,423,777)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,465,871	$72,752,175	4,020,638	$64,372,892
Shares reinvested		5,882,999	95,048,975	811,045	13,160,752
Shares redeemed	+	(14,759,098)	(242,239,003)	(27,826,825)	(443,615,673)
Net transactions in fund shares		(4,410,228)	($74,437,853)	(22,995,142)	($366,082,029)
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		85,354,711	$1,469,377,892	108,349,853	$1,559,678,331
Total decrease	+	(4,410,228)	(220,254,082)	(22,995,142)	(90,300,439)
End of period[2]		80,944,483	$1,249,123,810	85,354,711	$1,469,377,892
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $20,423,777 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 10 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $8,029,021 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
43
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$18.65	$15.20	$17.68	$18.38	$15.66
Income (loss) from investment operations:
Net investment income (loss)	0.06 [1]	0.08 [1]	0.20 [1]	0.13 [1]	0.11
Net realized and unrealized gains (losses)	0.75	4.04	(0.12)	1.08	2.70
Total from investment operations	0.81	4.12	0.08	1.21	2.81
Less distributions:
Distributions from net investment income	(0.07)	(0.17)	(0.20)	(0.09)	(0.09)
Distributions from net realized gains	(1.35)	(0.50)	(2.36)	(1.82)	—
Total distributions	(1.42)	(0.67)	(2.56)	(1.91)	(0.09)
Net asset value at end of period	$18.04	$18.65	$15.20	$17.68	$18.38
Total return	4.46%	28.10%	0.54%	7.00%	18.06%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.99%	0.99%	1.00% [2]	0.99%	0.99%
Gross operating expenses	1.02%	1.04%	1.04%	1.03%	1.04%
Net investment income (loss)	0.30%	0.48%	1.32%	0.75%	0.60%
Portfolio turnover rate	88%	81%	84%	90%	82%
Net assets, end of period (x 1,000,000)	$243	$257	$219	$251	$256

1
Calculated based on the average shares outstanding during the period.
2
The ratio of net operating expenses would have been 0.99%, if certain non-routine expenses had not been incurred.
44
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.2% of net assets

Automobiles & Components 0.3%
Dana, Inc.	22,778	354,653
Lear Corp.	2,401	319,093
		673,746

Banks 0.4%
Citigroup, Inc.	4,131	270,415
MGIC Investment Corp. *	24,964	304,810
TCF Financial Corp.	15,652	326,814
		902,039

Capital Goods 7.8%
Allison Transmission Holdings, Inc.	90,713	3,998,629
Illinois Tool Works, Inc.	13,806	1,761,231
Masco Corp.	70,757	2,122,710
Oshkosh Corp.	11,890	667,505
Raytheon Co.	7,669	1,342,382
The Boeing Co.	22,149	7,859,794
United Rentals, Inc. *	8,981	1,078,349
		18,830,600

Commercial & Professional Services 2.5%
ASGN, Inc. *	14,963	1,003,718
Deluxe Corp.	22,040	1,040,509
Insperity, Inc.	19,486	2,140,537
Korn/Ferry International	13,974	630,786
Robert Half International, Inc.	9,702	587,262
Waste Management, Inc.	7,460	667,446
		6,070,258

Consumer Durables & Apparel 1.8%
Deckers Outdoor Corp. *	14,737	1,874,104
Michael Kors Holdings Ltd. *	19,105	1,058,608
NIKE, Inc., Class B	20,770	1,558,581
		4,491,293

Consumer Services 0.4%
Darden Restaurants, Inc.	2,214	235,902
Hilton Worldwide Holdings, Inc.	2,871	204,329
Penn National Gaming, Inc. *	25,033	607,801
		1,048,032

Diversified Financials 3.3%
Affiliated Managers Group, Inc.	17,483	1,987,118
Ameriprise Financial, Inc.	3,855	490,510
Capital One Financial Corp.	13,164	1,175,545
Evercore, Inc., Class A	11,880	970,477
SEI Investments Co.	13,106	700,516
Security	Number of Shares	Value ($)
Synchrony Financial	25,653	740,859
T. Rowe Price Group, Inc.	19,749	1,915,455
		7,980,480

Energy 0.3%
ConocoPhillips	7,567	528,933
Valero Energy Corp.	2,263	206,137
		735,070

Food, Beverage & Tobacco 4.1%
Flowers Foods, Inc.	85,620	1,653,322
Ingredion, Inc.	20,271	2,051,020
Molson Coors Brewing Co., Class B	19,495	1,247,680
PepsiCo, Inc.	39,936	4,488,008
TreeHouse Foods, Inc. *	12,179	554,875
		9,994,905

Health Care Equipment & Services 5.8%
Align Technology, Inc. *	3,513	777,076
athenahealth, Inc. *	9,518	1,213,926
Cerner Corp. *	38,797	2,222,292
Hill-Rom Holdings, Inc.	1,474	123,934
IDEXX Laboratories, Inc. *	6,933	1,470,628
ResMed, Inc.	20,560	2,177,715
UnitedHealth Group, Inc.	11,905	3,111,372
Varian Medical Systems, Inc. *	11,858	1,415,489
Veeva Systems, Inc., Class A *	4,200	383,670
WellCare Health Plans, Inc. *	4,487	1,238,367
		14,134,469

Household & Personal Products 0.7%
Herbalife Nutrition Ltd. *	24,652	1,312,966
Kimberly-Clark Corp.	3,207	334,490
		1,647,456

Insurance 1.2%
Aflac, Inc.	12,748	549,056
First American Financial Corp.	12,518	554,923
The Allstate Corp.	20,063	1,920,431
		3,024,410

Materials 2.2%
Celanese Corp.	20,599	1,996,867
Huntsman Corp.	71,837	1,571,794
PolyOne Corp.	38,430	1,241,673
Westlake Chemical Corp.	8,303	592,004
		5,402,338

Media & Entertainment 11.3%
Alphabet, Inc., Class A *	11,711	12,771,782
AMC Networks, Inc., Class A *	20,141	1,179,860
Comcast Corp., Class A	5,569	212,402

45
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Facebook, Inc., Class A *	51,383	7,799,426
Netflix, Inc. *	2,537	765,616
The Walt Disney Co.	28,092	3,225,804
Viacom, Inc., Class B	19,644	628,215
World Wrestling Entertainment, Inc., Class A	10,395	754,573
		27,337,678

Pharmaceuticals, Biotechnology & Life Sciences 7.9%
AbbVie, Inc.	36,558	2,846,040
Amgen, Inc.	33,259	6,412,003
Biogen, Inc. *	12,415	3,777,512
Charles River Laboratories International, Inc. *	6,725	819,239
Gilead Sciences, Inc.	28,661	1,954,107
Jazz Pharmaceuticals plc *	14,398	2,286,690
Thermo Fisher Scientific, Inc.	1,995	466,132
United Therapeutics Corp. *	2,208	244,779
Waters Corp. *	2,213	419,784
		19,226,286

Real Estate 2.5%
American Tower Corp.	15,202	2,368,624
Lamar Advertising Co., Class A	10,816	793,029
Senior Housing Properties Trust	60,645	974,565
Sun Communities, Inc.	5,211	523,549
Weyerhaeuser Co.	48,942	1,303,326
		5,963,093

Retailing 12.1%
Amazon.com, Inc. *	9,734	15,555,029
Best Buy Co., Inc.	26,450	1,855,732
Booking Holdings, Inc. *	1,127	2,112,652
Burlington Stores, Inc. *	11,736	2,012,607
Kohl's Corp.	3,400	257,482
Qurate Retail, Inc. *	39,845	874,199
Ross Stores, Inc.	13,122	1,299,078
The Home Depot, Inc.	26,385	4,640,594
The TJX Cos., Inc.	6,062	666,092
		29,273,465

Semiconductors & Semiconductor Equipment 3.9%
Lam Research Corp.	12,543	1,777,720
Micron Technology, Inc. *	69,139	2,607,923
NVIDIA Corp.	15,778	3,326,476
Texas Instruments, Inc.	18,216	1,690,991
		9,403,110

Software & Services 19.1%
Accenture plc, Class A	24,282	3,827,329
Adobe Systems, Inc. *	16,875	4,147,200
Automatic Data Processing, Inc.	14,686	2,115,959
Cadence Design Systems, Inc. *	47,366	2,111,102
Citrix Systems, Inc. *	24,015	2,460,817
Security	Number of Shares	Value ($)
Cognizant Technology Solutions Corp., Class A	23,665	1,633,595
Dell Technologies, Inc., Class V *	15,135	1,368,053
DXC Technology Co.	45,107	3,285,143
Fortinet, Inc. *	9,671	794,763
Intuit, Inc.	14,580	3,076,380
j2 Global, Inc.	19,492	1,419,797
Mastercard, Inc., Class A	12,914	2,552,710
Microsoft Corp.	128,761	13,752,962
Visa, Inc., Class A	27,409	3,778,331
		46,324,141

Technology Hardware & Equipment 10.0%
Apple, Inc.	90,708	19,852,353
F5 Networks, Inc. *	8,024	1,406,447
NetApp, Inc.	12,433	975,866
Palo Alto Networks, Inc. *	1,884	344,847
Zebra Technologies Corp., Class A *	10,681	1,776,250
		24,355,763

Transportation 1.4%
Landstar System, Inc.	20,246	2,026,422
United Continental Holdings, Inc. *	16,992	1,452,986
		3,479,408

Utilities 0.2%
Exelon Corp.	10,062	440,815
Total Common Stock
(Cost $192,492,493)		240,738,855
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.3% of net assets

Time Deposit 0.3%
Sumitomo Mitsui Banking Corp.
1.54%, 11/01/18 (a)	780,573	780,573
Total Short-Term Investment
(Cost $780,573)		780,573

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/21/18	9	1,219,995	(90,126)
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

46
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Portfolio Holdings as of October 31, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$240,738,855	$—	$—	$240,738,855
Short-Term Investment[1]	—	780,573	—	780,573
Liabilities
Futures Contracts[2]	(90,126)	—	—	(90,126)
Total	$240,648,729	$780,573	$—	$241,429,302
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
47
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $193,273,066)		$241,519,428
Deposit with broker for futures contracts		198,000
Receivables:
Investments sold		4,794,126
Fund shares sold		174,672
Dividends		145,431
Variation margin on futures contracts		11,610
Interest		33
Prepaid expenses	+	17,900
Total assets		246,861,200
Liabilities
Payables:
Investments bought		3,652,310
Investment adviser and administrator fees		149,446
Shareholder service fees		52,578
Fund shares redeemed		170,990
Accrued expenses	+	65,540
Total liabilities		4,090,864
Net Assets
Total assets		246,861,200
Total liabilities	–	4,090,864
Net assets		$242,770,336
Net Assets by Source
Capital received from investors		170,811,946
Total distributable earnings[1]		71,958,390

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$242,770,336		13,458,644		$18.04

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).
48
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends		$3,356,718
Interest	+	22,496
Total investment income		3,379,214
Expenses
Investment adviser and administrator fees		1,884,708
Shareholder service fees		634,697
Portfolio accounting fees		38,643
Professional fees		30,698
Registration fees		25,523
Shareholder reports		23,486
Custodian fees		14,267
Transfer agent fees		11,893
Independent trustees’ fees		8,723
Other expenses	+	5,708
Total expenses		2,678,346
Expense reduction by CSIM and its affiliates	–	86,872
Net expenses	–	2,591,474
Net investment income		787,740
Realized and Unrealized Gains (Losses)
Net realized gains on investments		23,078,349
Net realized gains on futures contracts	+	308,474
Net realized gains		23,386,823
Net change in unrealized appreciation (depreciation) on investments		(12,033,855)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(168,329)
Net change in unrealized appreciation (depreciation)	+	(12,202,184)
Net realized and unrealized gains		11,184,639
Increase in net assets resulting from operations		$11,972,379
49
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$787,740	$1,138,549
Net realized gains		23,386,823	18,360,856
Net change in unrealized appreciation (depreciation)	+	(12,202,184)	38,535,029
Increase in net assets from operations		11,972,379	58,034,434
Distributions to Shareholders1
Total distributions		($19,458,886)	($9,485,235)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,778,882	$33,172,055	1,572,508	$26,376,506
Shares reinvested		679,342	12,058,316	371,671	5,649,403
Shares redeemed	+	(2,772,143)	(51,802,580)	(2,577,225)	(42,665,864)
Net transactions in fund shares		(313,919)	($6,572,209)	(633,046)	($10,639,955)
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		13,772,563	$256,829,052	14,405,609	$218,919,808
Total increase or decrease	+	(313,919)	(14,058,716)	(633,046)	37,909,244
End of period[2]		13,458,644	$242,770,336	13,772,563	$256,829,052
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $2,362,093 from net investment income and $7,123,142 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 10 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $706,094 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
50
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$23.58	$18.81	$21.19	$25.11	$24.87
Income (loss) from investment operations:
Net investment income (loss)	0.01 [1]	(0.00) [1],[2]	0.07 [1]	0.05 [1]	(0.02)
Net realized and unrealized gains (losses)	0.32	4.86	0.12	0.63	2.71
Total from investment operations	0.33	4.86	0.19	0.68	2.69
Less distributions:
Distributions from net investment income	—	(0.09)	(0.04)	(0.02)	(0.07)
Distributions from net realized gains	(3.04)	—	(2.53)	(4.58)	(2.38)
Total distributions	(3.04)	(0.09)	(2.57)	(4.60)	(2.45)
Net asset value at end of period	$20.87	$23.58	$18.81	$21.19	$25.11
Total return	1.37%	25.87%	1.47%	3.01%	11.67%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.09%	1.10%	1.09%	1.09%	1.10%
Gross operating expenses	1.09%	1.10%	1.10%	1.09%	1.10%
Net investment income (loss)	0.06%	(0.01%)	0.37%	0.22%	(0.10%)
Portfolio turnover rate	111%	99%	85%	95%	103%
Net assets, end of period (x 1,000,000)	$573	$645	$571	$630	$666

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
51
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 2.4%
American Axle & Manufacturing Holdings, Inc. *	43,828	664,871
Cooper-Standard Holding, Inc. *	15,383	1,425,235
Dana, Inc.	316,373	4,925,928
Modine Manufacturing Co. *	54,788	712,792
Tenneco, Inc., Class A	90,358	3,111,026
Tower International, Inc.	97,647	2,899,139
		13,738,991

Banks 11.2%
1st Source Corp.	56,913	2,651,577
BancFirst Corp.	27,531	1,579,729
Bar Harbor Bankshares	6,380	163,137
BCB Bancorp, Inc.	18,421	229,157
Cadence BanCorp	91,744	2,023,873
Central Pacific Financial Corp.	73,083	1,976,164
Century Bancorp, Inc., Class A	10,642	799,427
Customers Bancorp, Inc. *	251,231	5,147,723
Eagle Bancorp, Inc. *	33,336	1,639,131
Essent Group Ltd. *	52,640	2,075,069
Federal Agricultural Mortgage Corp., Class C	33,738	2,356,262
Financial Institutions, Inc.	105,687	3,017,364
First BanCorp *	740,526	6,835,055
First Financial Corp.	28,362	1,300,681
Great Southern Bancorp, Inc.	12,741	689,925
Hancock Whitney Corp.	20,089	842,934
International Bancshares Corp.	207,223	8,019,530
Mercantile Bank Corp.	20,773	659,750
MGIC Investment Corp. *	522,924	6,384,902
OFG Bancorp	134,329	2,295,683
Peapack-Gladstone Financial Corp.	50,000	1,349,500
Radian Group, Inc.	280,821	5,388,955
RBB Bancorp	45,669	985,537
Republic Bancorp, Inc., Class A	25,091	1,125,833
Shore Bancshares, Inc.	22,623	364,683
TCF Financial Corp.	125,429	2,618,958
Timberland Bancorp, Inc.	7,071	205,200
United Community Banks, Inc.	62,811	1,562,110
		64,287,849

Capital Goods 8.5%
Advanced Drainage Systems, Inc.	64,762	1,799,736
Argan, Inc.	19,978	879,432
Atkore International Group, Inc. *	227,815	4,387,717
BMC Stock Holdings, Inc. *	66,711	1,116,742
Builders FirstSource, Inc. *	195,533	2,420,698
Columbus McKinnon Corp.	23,231	853,275
Comfort Systems USA, Inc.	26,681	1,426,900
Commercial Vehicle Group, Inc. *	107,841	721,456
EnerSys	11,789	938,051
Foundation Building Materials, Inc. *	50,801	484,133
Generac Holdings, Inc. *	42,170	2,139,284
Security	Number of Shares	Value ($)
General Finance Corp. *	57,805	751,465
Global Brass & Copper Holdings, Inc.	137,663	4,352,904
Hillenbrand, Inc.	63,435	3,038,536
JELD-WEN Holding, Inc. *	79,222	1,288,150
Kaman Corp.	46,966	2,983,280
Meritor, Inc. *	343,391	5,834,213
MYR Group, Inc. *	25,349	846,403
NCI Building Systems, Inc. *	193,013	2,364,409
Park-Ohio Holdings Corp.	17,095	565,503
Patrick Industries, Inc. *	25,721	1,119,121
PGT Innovations, Inc. *	77,956	1,579,389
Regal Beloit Corp.	13,187	945,508
Vectrus, Inc. *	73,669	1,974,329
Wabash National Corp.	77,731	1,173,738
Wesco Aircraft Holdings, Inc. *	88,989	905,908
WESCO International, Inc. *	35,044	1,758,508
		48,648,788

Commercial & Professional Services 4.4%
ACCO Brands Corp.	311,304	2,512,223
ASGN, Inc. *	22,194	1,488,774
Barrett Business Services, Inc.	71,620	4,506,330
Deluxe Corp.	51,476	2,430,182
Heidrick & Struggles International, Inc.	75,249	2,596,843
Insperity, Inc.	22,366	2,456,905
Interface, Inc.	122,597	1,997,105
Kelly Services, Inc., Class A	82,902	1,947,368
Korn/Ferry International	32,263	1,456,352
LSC Communications, Inc.	129,469	1,220,893
Quad Graphics, Inc.	68,591	1,058,359
TrueBlue, Inc. *	67,024	1,563,670
		25,235,004

Consumer Durables & Apparel 2.6%
Deckers Outdoor Corp. *	15,360	1,953,331
Helen of Troy Ltd. *	9,251	1,148,234
KB Home	123,653	2,469,350
Malibu Boats, Inc., Class A *	23,173	931,555
MCBC Holdings, Inc. *	37,539	1,114,158
Meritage Homes Corp. *	66,156	2,464,311
Taylor Morrison Home Corp., Class A *	49,601	820,401
Turtle Beach Corp. *(a)	28,503	505,928
Vera Bradley, Inc. *	85,816	1,131,913
William Lyon Homes, Class A *	51,600	699,696
ZAGG, Inc. *	126,236	1,528,718
		14,767,595

Consumer Services 3.5%
American Public Education, Inc. *	35,291	1,155,075
BJ's Restaurants, Inc.	59,584	3,645,349
Bloomin' Brands, Inc.	297,657	5,938,257
Carrols Restaurant Group, Inc. *	139,389	1,834,359
J Alexander's Holdings, Inc. *	32,568	343,592
K12, Inc. *	137,723	2,948,650
Penn National Gaming, Inc. *	80,354	1,950,995
Red Robin Gourmet Burgers, Inc. *	35,104	1,060,141

52
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Town Sports International Holdings, Inc. *	29,096	223,457
Weight Watchers International, Inc. *	17,364	1,147,760
		20,247,635

Diversified Financials 1.3%
Enova International, Inc. *	99,321	2,348,941
Evercore, Inc., Class A	22,672	1,852,076
Nelnet, Inc., Class A	14,189	798,699
Regional Management Corp. *	77,266	2,229,897
		7,229,613

Energy 6.0%
Abraxas Petroleum Corp. *	359,697	661,842
Basic Energy Services, Inc. *	55,989	435,035
Cactus, Inc., Class A *	128,205	4,289,739
California Resources Corp. *	21,072	660,396
CONSOL Energy, Inc. *	74,764	2,978,598
CVR Energy, Inc.	83,125	3,574,375
Delek US Holdings, Inc.	115,629	4,245,897
Exterran Corp. *	27,202	568,250
FTS International, Inc. *	244,510	3,132,173
ION Geophysical Corp. *	33,885	400,182
Keane Group, Inc. *	214,346	2,694,329
Liberty Oilfield Services, Inc., Class A (a)	40,226	763,490
Mammoth Energy Services, Inc.	72,511	1,809,875
Matrix Service Co. *	73,686	1,498,036
Par Pacific Holdings, Inc. *	56,649	1,001,554
Penn Virginia Corp. *	11,594	797,435
ProPetro Holding Corp. *	35,041	618,474
Renewable Energy Group, Inc. *	65,849	2,046,587
TETRA Technologies, Inc. *	226,690	673,269
World Fuel Services Corp.	43,254	1,384,128
		34,233,664

Food, Beverage & Tobacco 1.9%
Cal-Maine Foods, Inc.	63,797	3,105,000
Coca-Cola Bottling Co. Consolidated	21,438	3,700,842
Dean Foods Co.	546,467	4,366,271
		11,172,113

Health Care Equipment & Services 4.2%
Accuray, Inc. *	292,507	1,313,356
Allscripts Healthcare Solutions, Inc. *	114,602	1,364,910
AngioDynamics, Inc. *	39,320	803,308
Computer Programs & Systems, Inc.	88,615	2,215,375
Encompass Health Corp.	10,214	687,402
Globus Medical, Inc., Class A *	19,476	1,029,306
Haemonetics Corp. *	38,319	4,003,186
ICU Medical, Inc. *	5,940	1,513,096
Integer Holdings Corp. *	26,229	1,953,274
NextGen Healthcare, Inc. *	57,487	849,083
Orthofix Medical, Inc. *	58,476	3,556,510
Quidel Corp. *	29,115	1,873,841
RadNet, Inc. *	18,992	281,082
STAAR Surgical Co. *	6,962	279,246
Surmodics, Inc. *	18,067	1,145,990
The Ensign Group, Inc.	41,252	1,527,974
		24,396,939

Security	Number of Shares	Value ($)
Household & Personal Products 0.4%
USANA Health Sciences, Inc. *	22,067	2,582,280

Insurance 4.0%
Ambac Financial Group, Inc. *	125,530	2,583,407
American Equity Investment Life Holding Co.	81,771	2,552,891
CNO Financial Group, Inc.	204,148	3,858,397
Crawford & Co., Class B	38,882	358,103
Employers Holdings, Inc.	106,665	4,902,324
Health Insurance Innovations, Inc., Class A *	13,532	661,715
Heritage Insurance Holdings, Inc.	77,885	1,087,275
National Western Life Group, Inc., Class A	14,512	3,907,791
Universal Insurance Holdings, Inc.	67,337	2,826,807
		22,738,710

Materials 3.9%
Boise Cascade Co.	111,388	3,429,637
Century Aluminum Co. *	72,638	576,746
Kraton Corp. *	36,675	1,010,030
Louisiana-Pacific Corp.	112,048	2,439,285
OMNOVA Solutions, Inc. *	238,973	1,766,010
PolyOne Corp.	55,632	1,797,470
Ryerson Holding Corp. *	218,044	2,001,644
Schnitzer Steel Industries, Inc., Class A	71,412	1,920,983
SunCoke Energy, Inc. *	62,887	704,334
Tredegar Corp.	99,100	1,843,260
Trinseo S.A.	55,505	2,990,609
Verso Corp., Class A *	62,385	1,753,642
		22,233,650

Media & Entertainment 3.1%
AMC Networks, Inc., Class A *	92,475	5,417,185
Entravision Communications Corp., Class A	329,034	1,625,428
Gannett Co., Inc.	188,635	1,829,760
New Media Investment Group, Inc.	57,354	805,824
QuinStreet, Inc. *	34,409	547,103
Sinclair Broadcast Group, Inc., Class A	196,803	5,636,438
Travelzoo *	96,998	743,975
Tribune Publishing Co. *	69,625	1,050,641
		17,656,354

Pharmaceuticals, Biotechnology & Life Sciences 13.6%
Acorda Therapeutics, Inc. *	86,360	1,650,340
Akebia Therapeutics, Inc. *	105,917	793,318
AMAG Pharmaceuticals, Inc. *	74,356	1,598,654
ANI Pharmaceuticals, Inc. *	75,331	3,655,813
Ardelyx, Inc. *	152,793	420,181
ArQule, Inc. *	75,305	291,430
Array BioPharma, Inc. *	53,743	870,637
Assertio Therapeutics, Inc. *	124,919	606,482
BioSpecifics Technologies Corp. *	33,812	2,071,661
Cambrex Corp. *	6,603	351,874
CareDx, Inc. *	17,934	468,257
Catalent, Inc. *	70,796	2,855,911
Collegium Pharmaceutical, Inc. *	141,506	2,271,171
Concert Pharmaceuticals, Inc. *	51,066	761,905
CytomX Therapeutics, Inc. *	63,698	908,333
Durect Corp. *	133,403	133,403
Eagle Pharmaceuticals, Inc. *	16,530	813,937

53
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Emergent BioSolutions, Inc. *	76,648	4,690,091
Enanta Pharmaceuticals, Inc. *	15,514	1,197,060
Genomic Health, Inc. *	39,971	2,866,320
Halozyme Therapeutics, Inc. *	159,041	2,469,907
Horizon Pharma plc *	245,225	4,465,547
ImmunoGen, Inc. *	65,487	355,594
Innoviva, Inc. *	194,632	2,717,063
Intersect ENT, Inc. *	20,143	565,213
Ironwood Pharmaceuticals, Inc. *	21,867	286,458
Lannett Co., Inc. *(a)	72,970	267,070
Ligand Pharmaceuticals, Inc. *	22,925	3,778,269
Loxo Oncology, Inc. *	8,282	1,264,330
Luminex Corp.	51,989	1,495,724
MacroGenics, Inc. *	35,425	583,096
Medpace Holdings, Inc. *	66,372	3,457,981
MiMedx Group, Inc. *(a)	113,552	660,873
Myriad Genetics, Inc. *	61,462	2,767,634
Nektar Therapeutics *	48,149	1,862,403
OPKO Health, Inc. *(a)	184,697	624,276
Pacira Pharmaceuticals, Inc. *	16,419	802,725
PDL BioPharma, Inc. *	603,961	1,503,863
Phibro Animal Health Corp., Class A	67,593	2,901,092
Pieris Pharmaceuticals, Inc. *	117,357	483,511
PRA Health Sciences, Inc. *	20,279	1,964,427
Prestige Consumer Healthcare, Inc. *	52,178	1,886,757
PTC Therapeutics, Inc. *	55,289	2,129,732
Recro Pharma, Inc. *	127,166	821,492
REGENXBIO, Inc. *	24,983	1,665,617
Retrophin, Inc. *	47,934	1,229,986
Spectrum Pharmaceuticals, Inc. *	49,279	586,420
Supernus Pharmaceuticals, Inc. *	30,538	1,452,387
Vanda Pharmaceuticals, Inc. *	96,085	1,822,732
Veracyte, Inc. *	65,975	979,729
Vericel Corp. *	37,389	416,887
XOMA Corp. *	28,646	352,632
		77,898,205

Real Estate 7.0%
Ashford Hospitality Trust, Inc.	177,598	914,630
Braemar Hotels & Resorts, Inc.	302,846	3,222,281
Cedar Realty Trust, Inc.	745,873	2,811,941
Columbia Property Trust, Inc.	80,501	1,807,247
CoreCivic, Inc.	26,949	605,275
Gladstone Commercial Corp.	69,059	1,311,430
Marcus & Millichap, Inc. *	126,934	4,407,149
MedEquities Realty Trust, Inc.	291,516	2,410,837
National Health Investors, Inc.	61,282	4,501,776
Pennsylvania Real Estate Investment Trust	149,333	1,336,530
RE/MAX Holdings, Inc., Class A	30,099	1,125,402
Retail Properties of America, Inc., Class A	156,328	1,918,145
Ryman Hospitality Properties, Inc.	20,765	1,611,156
The GEO Group, Inc.	85,698	1,894,783
Tier REIT, Inc.	331,475	7,183,063
Xenia Hotels & Resorts, Inc.	141,917	2,916,394
		39,978,039

Retailing 3.0%
Abercrombie & Fitch Co., Class A	37,103	730,929
American Eagle Outfitters, Inc.	87,859	2,026,029
Barnes & Noble Education, Inc. *	77,181	440,704
Citi Trends, Inc.	48,451	1,227,264
DSW, Inc., Class A	21,941	582,534
Groupon, Inc. *	240,199	785,451
Security	Number of Shares	Value ($)
Liberty Expedia Holdings, Inc., Class A *	55,539	2,411,503
New York & Co., Inc. *	175,464	694,837
Stamps.com, Inc. *	3,601	728,014
Tailored Brands, Inc.	164,202	3,449,884
Tilly's, Inc., Class A	225,506	4,000,476
		17,077,625

Semiconductors & Semiconductor Equipment 3.0%
Advanced Energy Industries, Inc. *	98,010	4,217,370
Cirrus Logic, Inc. *	51,675	1,934,712
Diodes, Inc. *	104,837	3,165,029
Entegris, Inc.	95,683	2,539,427
MKS Instruments, Inc.	27,887	2,054,993
Nanometrics, Inc. *	32,987	1,057,563
SMART Global Holdings, Inc. *	46,021	1,289,048
Ultra Clean Holdings, Inc. *	104,326	1,097,510
		17,355,652

Software & Services 8.3%
Amber Road, Inc. *	155,218	1,381,440
Appfolio, Inc., Class A *	15,455	882,481
Box, Inc., Class A *	45,945	827,010
Cision Ltd. *	120,786	1,786,425
CommVault Systems, Inc. *	111,778	6,507,715
CSG Systems International, Inc.	7,691	269,954
Endurance International Group Holdings, Inc. *	257,614	2,542,650
EVERTEC, Inc.	45,047	1,174,826
j2 Global, Inc.	68,029	4,955,232
Model N, Inc. *	248,110	3,810,970
Progress Software Corp.	215,320	6,920,385
Qualys, Inc. *	42,687	3,041,022
Travelport Worldwide Ltd.	274,868	4,112,025
Verint Systems, Inc. *	158,631	7,244,678
Zix Corp. *	358,957	2,419,370
		47,876,183

Technology Hardware & Equipment 3.4%
CalAmp Corp. *	73,427	1,464,134
Ciena Corp. *	175,419	5,483,598
Extreme Networks, Inc. *	299,907	1,664,484
Immersion Corp. *	209,663	2,098,727
Insight Enterprises, Inc. *	42,930	2,219,052
Plantronics, Inc.	62,990	3,714,520
Tech Data Corp. *	24,776	1,750,672
Vishay Intertechnology, Inc.	47,576	870,641
		19,265,828

Telecommunication Services 1.3%
Telephone & Data Systems, Inc.	77,836	2,399,684
United States Cellular Corp. *	55,921	2,671,346
Vonage Holdings Corp. *	193,903	2,571,154
		7,642,184

Transportation 1.1%
ArcBest Corp.	62,154	2,307,157
Covenant Transportation Group, Inc., Class A *	30,593	765,743

54
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Echo Global Logistics, Inc. *	67,892	1,745,503
USA Truck, Inc. *	71,812	1,412,542
		6,230,945

Utilities 1.6%
AquaVenture Holdings Ltd. *	57,260	959,105
Atlantic Power Corp. *	647,465	1,424,423
Clearway Energy, Inc., Class A	38,363	745,009
Consolidated Water Co., Ltd.	35,326	434,510
NorthWestern Corp.	40,703	2,391,708
Spark Energy, Inc., Class A (a)	462,295	3,448,721
		9,403,476
Total Common Stock
(Cost $582,733,484)		571,897,322

Other Investment Company 1.1% of net assets

Securities Lending Collateral 1.1%
Wells Fargo Government Money Market Fund, Select Class 2.07% (b)	5,984,825	5,984,825
Total Other Investment Company
(Cost $5,984,825)		5,984,825
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.0% of net assets

Time Deposits 0.0%
Brown Brothers Harriman
Canadian Dollar
0.80%, 11/01/18 (c)	477	362
Sumitomo Mitsui Banking Corp.
U.S. Dollar
1.54%, 11/01/18 (c)	64,712	64,712
Total Short-Term Investments
(Cost $65,074)		65,074
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $5,844,050.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.

REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$571,897,322	$—	$—	$571,897,322
Other Investment Company[1]	5,984,825	—	—	5,984,825
Short-Term Investments[1]	—	65,074	—	65,074
Total	$577,882,147	$65,074	$—	$577,947,221
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
55
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $582,798,558) including securities on loan of $5,844,050		$571,962,396
Collateral invested for securities on loan, at value (cost $5,984,825)		5,984,825
Deposit with broker for futures contracts		442,500
Receivables:
Investments sold		1,533,360
Fund shares sold		145,981
Dividends		127,417
Income from securities on loan		30,631
Prepaid expenses	+	14,056
Total assets		580,241,166
Liabilities
Collateral held for securities on loan		5,984,825
Payables:
Investment adviser and administrator fees		409,029
Shareholder service fees		122,594
Fund shares redeemed		237,165
Accrued expenses	+	81,358
Total liabilities		6,834,971
Net Assets
Total assets		580,241,166
Total liabilities	–	6,834,971
Net assets		$573,406,195
Net Assets by Source
Capital received from investors		480,350,059
Total distributable earnings[1]		93,056,136

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$573,406,195		27,475,160		$20.87

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).
56
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends (net of foreign withholding tax of $6,926)		$6,536,726
Interest		41,946
Securities on loan, net	+	651,228
Total investment income		7,229,900
Expenses
Investment adviser and administrator fees		5,102,373
Shareholder service fees		1,537,265
Portfolio accounting fees		50,501
Custodian fees		40,064
Shareholder reports		33,857
Professional fees		31,884
Registration fees		24,012
Transfer agent fees		17,284
Independent trustees’ fees		10,584
Other expenses	+	10,145
Total expenses		6,857,969
Expense reduction by CSIM and its affiliates	–	17,284
Net expenses	–	6,840,685
Net investment income		389,215
Realized and Unrealized Gains (Losses)
Net realized gains on investments		104,321,316
Net realized losses on futures contracts		(175,255)
Net realized losses on foreign currency transactions	+	(37)
Net realized gains		104,146,024
Net change in unrealized appreciation (depreciation) on investments	+	(92,914,743)
Net realized and unrealized gains		11,231,281
Increase in net assets resulting from operations		$11,620,496
57
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income (loss)		$389,215	($70,340)
Net realized gains		104,146,024	89,523,739
Net change in unrealized appreciation (depreciation)	+	(92,914,743)	52,242,477
Increase in net assets from operations		11,620,496	141,695,876
Distributions to Shareholders1
Total distributions		($82,566,358)	($2,651,266)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,529,047	$55,468,967	2,656,779	$58,042,781
Shares reinvested		2,938,036	61,434,349	87,796	1,920,104
Shares redeemed	+	(5,346,501)	(117,486,079)	(5,773,585)	(125,530,925)
Net transactions in fund shares		120,582	($582,763)	(3,029,010)	($65,568,040)
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		27,354,578	$644,934,820	30,383,588	$571,458,250
Total increase or decrease	+	120,582	(71,528,625)	(3,029,010)	73,476,570
End of period[2]		27,475,160	$573,406,195	27,354,578	$644,934,820
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $2,651,266 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 10 for additional information).
[2]	End of period - Net assets of the fund had no undistributed net investment income at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
58
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Hedged Equity Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$17.65	$16.25	$17.46	$19.02	$18.62
Income (loss) from investment operations:
Net investment income (loss)	0.08 [1]	0.03 [1]	0.03 [1]	(0.01) [1]	(0.08)
Net realized and unrealized gains (losses)	0.24	1.85	0.49	0.89	1.99
Total from investment operations	0.32	1.88	0.52	0.88	1.91
Less distributions:
Distributions from net investment income	(0.01)	—	(0.12)	—	—
Distributions from net realized gains	(1.07)	(0.48)	(1.61)	(2.44)	(1.51)
Total distributions	(1.08)	(0.48)	(1.73)	(2.44)	(1.51)
Net asset value at end of period	$16.89	$17.65	$16.25	$17.46	$19.02
Total return	1.75%	11.71%	3.55%	4.84%	11.07%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses (including dividend expense on short sales)	1.66%	1.64%	1.85%	1.82%	1.99%
Net operating expenses (excluding dividend expense on short sales)	1.33%	1.33%	1.57% [2]	1.54% [2]	1.52% [2]
Gross operating expenses	1.67%	1.65%	1.87%	1.84%	2.02%
Net investment income (loss)	0.43%	0.16%	0.22%	(0.06%)	(0.46%)
Portfolio turnover rate	180%	163%	142%	146%	142%
Net assets, end of period (x 1,000,000)	$300	$252	$204	$212	$200

1
Calculated based on the average shares outstanding during the period.
2
The ratios of net operating expenses would have been 1.33%, if stock loan fees on short sales had not been incurred.
59
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 98.2% of net assets

Automobiles & Components 1.5%
BorgWarner, Inc.	46,018	1,813,569
Dana, Inc.	98,152	1,528,227
General Motors Co.	1,638	59,934
Modine Manufacturing Co. *	11,636	151,384
Tenneco, Inc., Class A	28,734	989,312
		4,542,426

Banks 4.0%
Bank of America Corp. (a)	45,018	1,237,995
BankUnited, Inc.	25,998	860,534
Citigroup, Inc. (a)	96,792	6,336,004
Citizens Financial Group, Inc.	70,617	2,637,545
MGIC Investment Corp. *	45,154	551,330
Popular, Inc.	6,301	327,715
		11,951,123

Capital Goods 8.4%
AAR Corp.	6,821	324,543
Advanced Drainage Systems, Inc.	43,476	1,208,198
Allison Transmission Holdings, Inc. (a)	78,503	3,460,412
Argan, Inc.	2,613	115,024
Atkore International Group, Inc. *	57,632	1,109,992
BMC Stock Holdings, Inc. *	30,558	511,541
General Electric Co.	57,502	580,770
HD Supply Holdings, Inc. *	20,208	759,215
Hillenbrand, Inc. (a)	67,761	3,245,752
Kaman Corp.	18,902	1,200,655
Masco Corp.	41,011	1,230,330
Masonite International Corp. *	8,905	493,248
Meritor, Inc. *(a)	119,167	2,024,647
NCI Building Systems, Inc. *	59,449	728,250
Owens Corning	14,769	698,131
Patrick Industries, Inc. *	6,091	265,020
Raytheon Co. (a)	16,003	2,801,165
Textron, Inc.	52,339	2,806,941
The Boeing Co. (a)	4,981	1,767,558
		25,331,392

Commercial & Professional Services 0.9%
ACCO Brands Corp.	29,257	236,104
Insperity, Inc.	2,160	237,276
Korn/Ferry International	20,811	939,409
Navigant Consulting, Inc.	47,702	1,030,363
TrueBlue, Inc. *	8,673	202,341
		2,645,493

Consumer Durables & Apparel 2.6%
Deckers Outdoor Corp. *	14,359	1,826,034
KB Home (a)	25,920	517,622
Michael Kors Holdings Ltd. *	17,175	951,667
PulteGroup, Inc.	54,643	1,342,578
Security	Number of Shares	Value ($)
Skechers U.S.A., Inc., Class A *	27,760	793,103
Tapestry, Inc.	23,506	994,539
Toll Brothers, Inc.	30,924	1,040,902
TRI Pointe Group, Inc. *	32,012	380,943
		7,847,388

Consumer Services 1.4%
BJ's Restaurants, Inc.	16,177	989,709
Bloomin' Brands, Inc. (a)	6,702	133,705
Las Vegas Sands Corp. (a)	57,266	2,922,284
Penn National Gaming, Inc. *	4,584	111,299
		4,156,997

Diversified Financials 3.8%
Affiliated Managers Group, Inc. (a)	11,165	1,269,014
Capital One Financial Corp. (a)	62,492	5,580,535
Synchrony Financial (a)	153,569	4,435,073
Waddell & Reed Financial, Inc., Class A	5,912	112,742
		11,397,364

Energy 6.7%
Anadarko Petroleum Corp.	5,395	287,014
Chevron Corp.	4,527	505,439
ConocoPhillips (a)	60,669	4,240,763
CONSOL Energy, Inc. *	16,740	666,922
Continental Resources, Inc. *	34,978	1,842,641
Halliburton Co. (a)	114,448	3,969,057
Mammoth Energy Services, Inc.	53,086	1,325,027
Marathon Petroleum Corp. (a)	47,831	3,369,694
Occidental Petroleum Corp.	6,492	435,418
PBF Energy, Inc., Class A	29,568	1,237,421
Valero Energy Corp. (a)	3,708	337,762
Whiting Petroleum Corp. *	50,898	1,898,495
		20,115,653

Food & Staples Retailing 0.6%
Walmart, Inc. (a)	18,057	1,810,756

Food, Beverage & Tobacco 4.6%
Bunge Ltd.	5,865	362,457
Cal-Maine Foods, Inc. (a)	84,439	4,109,646
Coca-Cola Bottling Co. Consolidated	6,663	1,150,234
Dean Foods Co. (a)	51,862	414,377
Flowers Foods, Inc.	63,766	1,231,321
Fresh Del Monte Produce, Inc. (a)	11,456	378,392
Molson Coors Brewing Co., Class B	38,420	2,458,880
Mondelez International, Inc., Class A	9,714	407,794
PepsiCo, Inc.	2,359	265,104
Philip Morris International, Inc.	8,099	713,279
Pilgrim's Pride Corp. *	42,538	751,221
Tyson Foods, Inc., Class A	24,553	1,471,216
		13,713,921

60
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Health Care Equipment & Services 5.6%
Abbott Laboratories (a)	66,065	4,554,521
AmerisourceBergen Corp.	15,955	1,404,040
athenahealth, Inc. *	8,276	1,055,521
Cardinal Health, Inc.	3,989	201,844
Haemonetics Corp. *	14,719	1,537,694
Hologic, Inc. *	54,692	2,132,441
Magellan Health, Inc. *	8,870	577,082
McKesson Corp.	6,078	758,291
Quidel Corp. *	27,795	1,788,886
Varian Medical Systems, Inc. *	22,613	2,699,314
		16,709,634

Household & Personal Products 0.6%
Herbalife Nutrition Ltd. *	19,836	1,056,465
USANA Health Sciences, Inc. *	7,733	904,916
		1,961,381

Insurance 4.1%
American National Insurance Co. (a)	22,054	2,717,935
CNA Financial Corp. (a)	8,527	369,816
CNO Financial Group, Inc.	38,023	718,635
First American Financial Corp.	18,271	809,953
Lincoln National Corp.	10,994	661,729
National Western Life Group, Inc., Class A	499	134,371
The Allstate Corp. (a)	58,546	5,604,023
Universal Insurance Holdings, Inc.	6,423	269,638
Unum Group	28,813	1,044,759
		12,330,859

Materials 4.2%
Alcoa Corp. *(a)	65,681	2,298,178
Berry Global Group, Inc. *(a)	87,303	3,808,157
Boise Cascade Co.	55,879	1,720,514
Celanese Corp.	912	88,409
Freeport-McMoRan, Inc.	36,463	424,794
Huntsman Corp.	38,844	849,907
Kraton Corp. *	67,081	1,847,411
PolyOne Corp.	4,942	159,676
Trinseo S.A.	3,531	190,250
Verso Corp., Class A *	41,114	1,155,715
		12,543,011

Media & Entertainment 6.9%
Alphabet, Inc., Class A *(a)	5,645	6,156,324
AMC Networks, Inc., Class A *	33,191	1,944,329
Comcast Corp., Class A	43,666	1,665,421
Facebook, Inc., Class A *(a)	32,959	5,002,847
News Corp., Class A (a)	302,170	3,985,622
Viacom, Inc., Class B	62,468	1,997,727
		20,752,270

Pharmaceuticals, Biotechnology & Life Sciences 8.3%
AbbVie, Inc. (a)	37,980	2,956,743
Acorda Therapeutics, Inc. *	5,171	98,818
Amgen, Inc. (a)	23,897	4,607,103
Biogen, Inc. *(a)	6,829	2,077,860
Bristol-Myers Squibb Co.	13,170	665,612
Celgene Corp. *(a)	37,317	2,671,897
Eli Lilly & Co.	54,578	5,918,438
Emergent BioSolutions, Inc. *	10,357	633,745
Gilead Sciences, Inc.	7,746	528,122
Security	Number of Shares	Value ($)
Innoviva, Inc. *	20,412	284,952
Johnson & Johnson (a)	23,862	3,340,441
Ligand Pharmaceuticals, Inc. *	1,762	290,395
Nektar Therapeutics *	3,996	154,565
PTC Therapeutics, Inc. *	2,114	81,431
Zoetis, Inc.	6,311	568,937
		24,879,059

Real Estate 5.8%
Douglas Emmett, Inc.	7,845	283,911
Marcus & Millichap, Inc. *	44,198	1,534,555
Paramount Group, Inc.	1,752	25,036
Retail Properties of America, Inc., Class A (a)	315,339	3,869,209
Ryman Hospitality Properties, Inc.	25,386	1,969,700
Senior Housing Properties Trust (a)	155,617	2,500,765
SL Green Realty Corp. (a)	15,311	1,397,282
The RMR Group, Inc., Class A	1,116	84,682
Weyerhaeuser Co. (a)	180,520	4,807,248
Xenia Hotels & Resorts, Inc.	43,261	889,013
		17,361,401

Retailing 5.3%
Abercrombie & Fitch Co., Class A	44,546	877,556
Amazon.com, Inc. *(a)	2,561	4,092,504
American Eagle Outfitters, Inc.	49,124	1,132,799
Best Buy Co., Inc.	44,643	3,132,153
Kohl's Corp.	39,023	2,955,212
Qurate Retail, Inc. *(a)	69,620	1,527,463
Signet Jewelers Ltd.	10,819	606,405
Tailored Brands, Inc.	56,761	1,192,549
Urban Outfitters, Inc. *	10,401	410,423
		15,927,064

Semiconductors & Semiconductor Equipment 2.4%
Cypress Semiconductor Corp.	65,347	845,590
Diodes, Inc. *	26,773	808,277
Intel Corp.	39,283	1,841,587
Micron Technology, Inc. *(a)	57,964	2,186,402
SMART Global Holdings, Inc. *	5,560	155,736
Texas Instruments, Inc.	16,029	1,487,972
		7,325,564

Software & Services 7.4%
Accenture plc, Class A (a)	28,183	4,442,204
Cadence Design Systems, Inc. *	26,238	1,169,428
CDK Global, Inc.	5,426	310,584
Citrix Systems, Inc. *	3,061	313,661
Cognizant Technology Solutions Corp., Class A	3,610	249,198
Dell Technologies, Inc., Class V *	8,917	806,008
DXC Technology Co.	28,863	2,102,092
Endurance International Group Holdings, Inc. *	110,374	1,089,391
International Business Machines Corp. (a)	40,865	4,717,047
Intuit, Inc.	5,105	1,077,155
Microsoft Corp.	27,204	2,905,659
Progress Software Corp. (a)	92,947	2,987,317
		22,169,744

Technology Hardware & Equipment 7.7%
Apple, Inc. (a)	35,785	7,831,905
Cisco Systems, Inc. (a)	73,265	3,351,874
F5 Networks, Inc. *	11,572	2,028,340

61
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Insight Enterprises, Inc. *	11,520	595,469
Jabil, Inc.	56,457	1,396,182
Lumentum Holdings, Inc. *	12,710	694,601
OSI Systems, Inc. *	1,025	70,889
Plantronics, Inc.	11,498	678,037
Seagate Technology plc	7,009	281,972
SYNNEX Corp. (a)	12,916	1,002,411
Tech Data Corp. *(a)	33,188	2,345,064
Western Digital Corp.	35,604	1,533,464
Zebra Technologies Corp., Class A *	7,641	1,270,698
		23,080,906

Telecommunication Services 0.8%
Telephone & Data Systems, Inc.	51,659	1,592,647
Vonage Holdings Corp. *	68,529	908,694
		2,501,341

Transportation 2.8%
Delta Air Lines, Inc. (a)	110,955	6,072,567
United Continental Holdings, Inc. *	29,057	2,484,664
		8,557,231

Utilities 1.8%
CenterPoint Energy, Inc.	23,020	621,770
CMS Energy Corp.	3,081	152,571
Exelon Corp.	16,321	715,023
IDACORP, Inc.	920	85,799
MDU Resources Group, Inc.	35,033	874,424
OGE Energy Corp.	40,204	1,453,375
PG&E Corp. *	30,522	1,428,735
		5,331,697
Total Common Stock
(Cost $296,202,725)		294,943,675

Other Investment Company 2.0% of net assets

Money Market Fund 2.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.09% (b)	5,861,865	5,861,865
Total Other Investment Company
(Cost $5,861,865)		5,861,865
62
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2018 (continued)

In addition to the above, the fund had the following short sale positions at October 31, 2018:

Security	Number of Shares	Value ($)
Short Sales (41.7%) of net assets

Automobiles & Components (2.2%)
Dorman Products, Inc. *	36,010	(2,845,150)
Fox Factory Holding Corp. *	4,675	(251,188)
Standard Motor Products, Inc.	6,425	(347,657)
Tesla, Inc. *	9,405	(3,172,494)
		(6,616,489)

Capital Goods (4.7%)
AAON, Inc.	97,286	(3,355,394)
GATX Corp.	26,539	(1,988,567)
Kratos Defense & Security Solutions, Inc. *	29,410	(368,507)
Mercury Systems, Inc. *	20,192	(946,197)
NOW, Inc. *	45,392	(582,833)
SiteOne Landscape Supply, Inc. *	13,542	(921,398)
Sunrun, Inc. *	90,110	(1,104,749)
Triton International Ltd.	20,030	(644,365)
Vicor Corp. *	4,360	(174,836)
Welbilt, Inc. *	218,263	(4,085,884)
		(14,172,730)

Commercial & Professional Services (0.9%)
CoStar Group, Inc. *	2,500	(903,550)
Equifax, Inc.	4,402	(446,539)
TriNet Group, Inc. *	30,269	(1,422,340)
		(2,772,429)

Consumer Durables & Apparel (2.2%)
Cavco Industries, Inc. *	1,379	(276,641)
iRobot Corp. *	6,480	(571,342)
Mattel, Inc. *	97,119	(1,318,876)
Newell Brands, Inc.	133,707	(2,123,267)
Roku, Inc. *	6,441	(358,120)
Tempur Sealy International, Inc. *	12,055	(557,062)
Under Armour, Inc., Class A *	63,185	(1,397,020)
		(6,602,328)

Consumer Services (0.7%)
Caesars Entertainment Corp. *	231,027	(1,984,522)

Diversified Financials (3.0%)
Cannae Holdings, Inc. *	17,440	(322,117)
Credit Acceptance Corp. *	5,296	(2,247,728)
FirstCash, Inc.	18,831	(1,514,013)
LendingClub Corp. *	379,091	(1,224,464)
PJT Partners, Inc., Class A	9,645	(437,304)
PRA Group, Inc. *	94,317	(2,908,736)
WisdomTree Investments, Inc.	59,332	(461,010)
		(9,115,372)

Energy (3.8%)
Callon Petroleum Co. *	33,067	(329,678)
Ensco plc, Class A	473,199	(3,378,641)
GasLog Ltd.	85,536	(1,750,067)
Golar LNG Ltd.	40,307	(1,079,421)
Oceaneering International, Inc. *	43,497	(823,833)
QEP Resources, Inc. *	52,397	(466,857)
Security	Number of Shares	Value ($)
SemGroup Corp., Class A	96,609	(1,786,300)
Ship Finance International Ltd.	133,387	(1,667,338)
Tellurian, Inc. *	25,000	(200,000)
		(11,482,135)

Food & Staples Retailing (0.2%)
The Chefs' Warehouse, Inc. *	13,636	(458,579)

Food, Beverage & Tobacco (0.6%)
Hostess Brands, Inc. *	67,887	(706,025)
Sanderson Farms, Inc.	10,441	(1,027,290)
Tootsie Roll Industries, Inc.	5,000	(157,850)
		(1,891,165)

Health Care Equipment & Services (2.9%)
AxoGen, Inc. *	52,944	(1,974,282)
Insulet Corp. *	9,029	(796,448)
iRhythm Technologies, Inc. *	7,497	(579,218)
LHC Group, Inc. *	34,487	(3,153,147)
Medidata Solutions, Inc. *	3,508	(246,612)
Tactile Systems Technology, Inc. *	10,655	(697,689)
Wright Medical Group N.V. *	43,529	(1,174,413)
		(8,621,809)

Household & Personal Products (0.2%)
Coty, Inc., Class A	52,020	(548,811)

Insurance (1.3%)
Alleghany Corp.	468	(281,118)
RenaissanceRe Holdings Ltd.	27,020	(3,300,763)
State Auto Financial Corp.	13,200	(419,628)
		(4,001,509)

Materials (3.7%)
AptarGroup, Inc.	5,649	(575,972)
Cleveland-Cliffs, Inc. *	137,831	(1,483,062)
Crown Holdings, Inc. *	62,800	(2,655,812)
Graphic Packaging Holding Co.	42,698	(470,105)
Martin Marietta Materials, Inc.	13,277	(2,274,085)
Sealed Air Corp.	31,853	(1,030,763)
Sensient Technologies Corp.	9,939	(644,643)
The Scotts Miracle-Gro Co.	10,156	(677,811)
Valvoline, Inc.	60,835	(1,211,833)
		(11,024,086)

Media & Entertainment (1.2%)
Cargurus, Inc. *	13,001	(577,505)
Liberty Broadband Corp., Class A *	26,537	(2,196,998)
TripAdvisor, Inc. *	13,643	(711,346)
		(3,485,849)

Pharmaceuticals, Biotechnology & Life Sciences (2.0%)
Accelerate Diagnostics, Inc. *	5,952	(88,923)
Aerie Pharmaceuticals, Inc. *	5,368	(285,470)
Alnylam Pharmaceuticals, Inc. *	7,874	(633,306)
Amneal Pharmaceuticals, Inc. *	19,303	(356,140)
Atara Biotherapeutics, Inc. *	7,466	(255,113)
Bluebird Bio, Inc. *	12,944	(1,484,677)
Immunomedics, Inc. *	22,050	(496,787)
Madrigal Pharmaceuticals, Inc. *	2,913	(555,975)

63
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
MyoKardia, Inc. *	4,765	(252,259)
Syneos Health, Inc. *	9,609	(438,459)
The Medicines Co. *	33,032	(768,324)
Ultragenyx Pharmaceutical, Inc. *	10,151	(491,816)
		(6,107,249)

Real Estate (2.6%)
Acadia Realty Trust	154,294	(4,295,545)
Retail Opportunity Investments Corp.	124,951	(2,197,888)
Rexford Industrial Realty, Inc.	9,836	(311,506)
Seritage Growth Properties, Class A	13,231	(503,043)
Urban Edge Properties	30,639	(627,793)
		(7,935,775)

Retailing (0.6%)
At Home Group, Inc. *	4,229	(115,621)
CarMax, Inc. *	8,503	(577,438)
Floor & Decor Holdings, Inc., Class A *	9,110	(233,034)
Pool Corp.	6,957	(1,013,983)
		(1,940,076)

Semiconductors & Semiconductor Equipment (1.0%)
Ambarella, Inc. *	17,266	(600,512)
Brooks Automation, Inc.	14,465	(448,849)
Cree, Inc. *	10,643	(413,161)
MACOM Technology Solutions Holdings, Inc. *	27,625	(388,684)
NXP Semiconductors N.V.	6,106	(457,889)
Universal Display Corp.	4,835	(594,753)
		(2,903,848)

Software & Services (1.5%)
2U, Inc. *	11,167	(702,516)
ExlService Holdings, Inc. *	5,091	(326,333)
FireEye, Inc. *	33,551	(620,358)
MINDBODY, Inc., Class A *	34,904	(1,111,343)
Rapid7, Inc. *	21,172	(767,273)
Tableau Software, Inc., Class A *	8,179	(872,536)
		(4,400,359)

Security	Number of Shares	Value ($)
Technology Hardware & Equipment (4.8%)
Acacia Communications, Inc. *	34,879	(1,202,279)
Badger Meter, Inc.	38,124	(1,872,270)
Cognex Corp.	74,920	(3,209,573)
Finisar Corp. *	106,199	(1,772,461)
Rogers Corp. *	15,096	(1,857,714)
ViaSat, Inc. *	68,152	(4,345,371)
		(14,259,668)

Telecommunication Services (0.5%)
Iridium Communications, Inc. *	70,572	(1,398,031)

Transportation (1.1%)
Heartland Express, Inc.	15,979	(311,111)
Spirit Airlines, Inc. *	55,917	(2,902,092)
		(3,213,203)

Utilities 0.0%
Ormat Technologies, Inc.	2,718	(139,080)
Total Short Sales
(Proceeds $135,590,886)		(125,075,102)

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/21/18	27	3,659,985	(27,930)
*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for short sales.
(b)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$294,943,675	$—	$—	$294,943,675
Other Investment Company[1]	5,861,865	—	—	5,861,865
Liabilities
Short Sales[1]	(125,075,102)	—	—	(125,075,102)
Futures Contracts[2]	(27,930)	—	—	(27,930)
Total	$175,702,508	$—	$—	$175,702,508
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
64
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2018 (continued)

Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
65
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Hedged Equity Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $302,064,590)		$300,805,540
Deposit with broker for futures contracts		342,000
Deposit with broker for short sales		123,800,152
Receivables:
Fund shares sold		627,070
Dividends		280,252
Variation margin on futures contracts		34,830
Prepaid expenses	+	19,962
Total assets		425,909,806
Liabilities
Securities sold short, at value (proceeds $135,590,886)		125,075,102
Payables:
Investment adviser and administrator fees		269,505
Shareholder service fees		55,687
Fund shares redeemed		155,932
Dividends on short sales		1,921
Accrued expenses	+	61,490
Total liabilities		125,619,637
Net Assets
Total assets		425,909,806
Total liabilities	–	125,619,637
Net assets		$300,290,169
Net Assets by Source
Capital received from investors		272,127,935
Total distributable earnings[1]		28,162,234

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$300,290,169		17,781,909		$16.89

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).
66
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Hedged Equity Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends (net of foreign withholding tax of $315)		$4,612,443
Rebates on short sales, net of fees	+	1,070,202
Total investment income		5,682,645
Expenses
Investment adviser and administrator fees		2,846,280
Shareholder service fees		582,051
Dividends on short sales		913,814
Portfolio accounting fees		37,224
Custodian fees		34,442
Registration fees		34,399
Professional fees		27,492
Transfer agent fees		16,206
Shareholder reports		13,318
Independent trustees’ fees		8,748
Interest expense		2,168
Other expenses	+	5,816
Total expenses		4,521,958
Expense reduction by CSIM and its affiliates	–	16,206
Net expenses	–	4,505,752
Net investment income		1,176,893
Realized and Unrealized Gains (Losses)
Net realized gains on investments		35,658,023
Net realized gains on futures contracts		13,949
Net realized losses on short sales	+	(17,557,491)
Net realized gains		18,114,481
Net change in unrealized appreciation (depreciation) on investments		(32,367,950)
Net change in unrealized appreciation (depreciation) on futures contracts		(27,930)
Net change in unrealized appreciation (depreciation) on short sales	+	15,821,651
Net change in unrealized appreciation (depreciation)	+	(16,574,229)
Net realized and unrealized gains		1,540,252
Increase in net assets resulting from operations		$2,717,145
67
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Hedged Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$1,176,893	$388,179
Net realized gains		18,114,481	15,228,535
Net change in unrealized appreciation (depreciation)	+	(16,574,229)	9,797,381
Increase in net assets from operations		2,717,145	25,414,095
Distributions to Shareholders1
Total distributions		($15,243,329)	($6,371,171)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,194,796	$107,567,531	5,562,308	$94,777,684
Shares reinvested		728,755	12,461,727	311,206	5,290,506
Shares redeemed	+	(3,400,784)	(58,925,303)	(4,198,129)	(71,890,789)
Net transactions in fund shares		3,522,767	$61,103,955	1,675,385	$28,177,401
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		14,259,142	$251,712,398	12,583,757	$204,492,073
Total increase	+	3,522,767	48,577,771	1,675,385	47,220,325
End of period[2]		17,781,909	$300,290,169	14,259,142	$251,712,398
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $6,371,171 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 10 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $124,921 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
68
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Health Care Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$25.44	$21.56	$26.68	$28.19	$24.57
Income (loss) from investment operations:
Net investment income (loss)	0.23 [1]	0.21 [1]	0.19 [1]	0.14 [1]	0.23
Net realized and unrealized gains (losses)	1.96	4.24	(1.52)	1.78	5.84
Total from investment operations	2.19	4.45	(1.33)	1.92	6.07
Less distributions:
Distributions from net investment income	(0.24)	(0.20)	(0.16)	(0.21)	(0.19)
Distributions from net realized gains	(1.54)	(0.37)	(3.63)	(3.22)	(2.26)
Total distributions	(1.78)	(0.57)	(3.79)	(3.43)	(2.45)
Net asset value at end of period	$25.85	$25.44	$21.56	$26.68	$28.19
Total return	9.13%	21.10%	(5.78%)	7.26%	27.06%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.80%	0.81%	0.80%	0.79%	0.80%
Gross operating expenses	0.80%	0.81%	0.80%	0.80%	0.81%
Net investment income (loss)	0.91%	0.89%	0.82%	0.52%	0.93%
Portfolio turnover rate	45%	42%	54%	75%	57%
Net assets, end of period (x 1,000,000)	$826	$853	$853	$1,118	$1,064

1
Calculated based on the average shares outstanding during the period.
69
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Health Care Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.6% of net assets

Australia 2.3%
Ansell Ltd.	307,435	5,068,468
Australian Pharmmaceutical Industries Ltd.	300,000	325,858
Cochlear Ltd.	28,083	3,538,826
CSL Ltd.	71,497	9,544,644
		18,477,796

Denmark 3.0%
Coloplast A/S, Class B	48,000	4,479,050
GN Store Nord A/S	52,000	2,205,770
H. Lundbeck A/S	85,009	3,964,959
Novo Nordisk A/S, Class B	287,493	12,415,833
William Demant Holding A/S *	35,359	1,162,311
		24,227,923

France 1.0%
Ipsen S.A.	22,091	3,062,992
Sanofi	59,706	5,335,362
		8,398,354

Germany 0.1%
Evotec AG *	43,738	862,152

Hong Kong 0.8%
China Medical System Holdings Ltd.	1,448,000	1,729,555
Consun Pharmaceutical Group Ltd.	774,000	538,738
Sino Biopharmaceutical Ltd.	5,028,000	4,538,230
		6,806,523

Ireland 4.4%
Allergan plc	75,561	11,939,394
Mallinckrodt plc *	16,543	414,568
Medtronic plc	220,665	19,820,130
Perrigo Co., plc	62,388	4,385,876
		36,559,968

Japan 2.7%
Astellas Pharma, Inc.	423,900	6,549,337
Eisai Co., Ltd.	5,400	449,714
EPS Holdings, Inc.	69,943	1,365,738
Hoya Corp.	160,800	9,097,382
Paramount Bed Holdings Co., Ltd.	8,700	366,052
Shionogi & Co., Ltd.	34,800	2,225,240
Takara Bio, Inc.	105,700	2,492,904
		22,546,367

Security	Number of Shares	Value ($)
Republic of Korea 0.6%
Celltrion, Inc. *	7,966	1,524,023
Hugel, Inc. *	4,039	975,588
Huons Co., Ltd.	17,560	1,046,476
Medy-Tox, Inc.	3,180	1,302,743
Samjin Pharmaceutical Co., Ltd.	7,800	254,226
		5,103,056

Sweden 0.9%
Swedish Orphan Biovitrum AB *	329,727	6,730,630
Vitrolife AB	58,000	859,106
		7,589,736

Switzerland 6.9%
Lonza Group AG *	45,485	14,302,277
Novartis AG	215,320	18,856,067
Roche Holding AG	90,696	22,071,997
Siegfried Holding AG *	1,130	453,262
Sonova Holding AG	7,490	1,221,500
		56,905,103

United Kingdom 1.5%
AstraZeneca plc	38,243	2,925,193
GlaxoSmithKline plc	434,176	8,409,015
Smith & Nephew plc	80,736	1,312,351
		12,646,559

United States 75.4%
Abbott Laboratories	280,200	19,316,988
AbbVie, Inc.	319,096	24,841,624
Agilent Technologies, Inc.	157,800	10,223,862
Alexion Pharmaceuticals, Inc. *	54,000	6,051,780
Align Technology, Inc. *	6,300	1,393,560
AMAG Pharmaceuticals, Inc. *	162,622	3,496,373
Amedisys, Inc. *	3,600	396,000
Amgen, Inc.	164,011	31,619,681
AngioDynamics, Inc. *	25,100	512,793
Anthem, Inc.	25,000	6,889,250
Baxter International, Inc.	70,001	4,375,762
Becton, Dickinson & Co.	21,537	4,964,278
Bio-Rad Laboratories, Inc., Class A *	1,400	381,990
Bio-Techne Corp.	28,100	4,712,932
Biogen, Inc. *	61,914	18,838,573
Boston Scientific Corp. *	180,700	6,530,498
Bristol-Myers Squibb Co.	314,434	15,891,494
Bruker Corp.	13,300	416,689
CareDx, Inc. *	17,200	449,092
Catalent, Inc. *	55,007	2,218,982
Celgene Corp. *	193,187	13,832,189
Charles River Laboratories International, Inc. *	3,400	414,188
Chemed Corp.	1,300	395,629
Cigna Corp.	24,200	5,174,202
CVS Health Corp.	147,896	10,706,191

70
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Health Care Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Danaher Corp.	101,800	10,118,920
DaVita, Inc. *	4,084	275,017
Eagle Pharmaceuticals, Inc. *	6,400	315,136
Edwards Lifesciences Corp. *	21,400	3,158,640
Eli Lilly & Co.	213,429	23,144,241
Emergent BioSolutions, Inc. *	123,687	7,568,408
Encompass Health Corp.	2,914	196,112
Express Scripts Holding Co. *	160,239	15,538,376
Genomic Health, Inc. *	91,684	6,574,660
Gilead Sciences, Inc.	314,185	21,421,133
Haemonetics Corp. *	44,581	4,657,377
Halozyme Therapeutics, Inc. *	89,900	1,396,147
HCA Healthcare, Inc.	32,407	4,327,307
Hill-Rom Holdings, Inc.	35,957	3,023,265
Hologic, Inc. *	85,700	3,341,443
Humana, Inc.	16,000	5,126,560
IDEXX Laboratories, Inc. *	22,100	4,687,852
Illumina, Inc. *	23,840	7,417,816
ImmunoGen, Inc. *	47,600	258,468
Innoviva, Inc. *	145,800	2,035,368
Intuitive Surgical, Inc. *	14,600	7,609,228
Jazz Pharmaceuticals plc *	37,300	5,923,986
Johnson & Johnson	507,102	70,989,209
Ligand Pharmaceuticals, Inc. *	3,450	568,594
Luminex Corp.	49,300	1,418,361
McKesson Corp.	19,100	2,382,916
Merck & Co., Inc.	534,910	39,374,725
Meridian Bioscience, Inc.	101,500	1,645,315
Merit Medical Systems, Inc. *	7,000	399,840
Mylan N.V. *	243,400	7,606,250
Myriad Genetics, Inc. *	109,018	4,909,081
Pfizer, Inc.	1,148,300	49,445,798
PTC Therapeutics, Inc. *	9,700	373,644
Quest Diagnostics, Inc.	8,417	792,124
ResMed, Inc.	55,900	5,920,928
Security	Number of Shares	Value ($)
Select Medical Holdings Corp. *	47,000	779,260
Stryker Corp.	34,100	5,531,702
Tenet Healthcare Corp. *	153,200	3,941,836
Thermo Fisher Scientific, Inc.	68,850	16,086,802
Triple-S Management Corp., Class B *	90,100	1,546,116
UnitedHealth Group, Inc.	174,491	45,603,223
Vanda Pharmaceuticals, Inc. *	19,800	375,606
Varian Medical Systems, Inc. *	62,600	7,472,562
Vertex Pharmaceuticals, Inc. *	14,700	2,491,062
Waters Corp. *	18,919	3,588,745
Zimmer Biomet Holdings, Inc.	7,000	795,130
Zoetis, Inc.	182,600	16,461,390
		622,660,279
Total Common Stock
(Cost $595,694,437)		822,783,816
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.2% of net assets

Time Deposits 0.2%
Barclays Capital, Inc.
U.S.Dollar
1.54%, 11/01/18 (a)	1,285,251	1,285,251
Brown Brothers Harriman
New Zealand Dollar
0.85%, 11/01/18 (a)	12	8
Total Short-Term Investments
(Cost $1,285,259)		1,285,259
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$659,220,247	$—	$—	$659,220,247
Australia	—	18,477,796	—	18,477,796
Denmark	—	24,227,923	—	24,227,923
France	—	8,398,354	—	8,398,354
Germany	—	862,152	—	862,152
Hong Kong	—	6,806,523	—	6,806,523
Japan	—	22,546,367	—	22,546,367
Republic of Korea	—	5,103,056	—	5,103,056
Sweden	6,730,630	859,106	—	7,589,736
Switzerland	—	56,905,103	—	56,905,103
United Kingdom	—	12,646,559	—	12,646,559
Short-Term Investments[1]	—	1,285,259	—	1,285,259
Total	$665,950,877	$158,118,198	$—	$824,069,075
[1]	As categorized in Portfolio Holdings.
71
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Health Care Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $596,979,696)		$824,069,075
Foreign currency, at value (cost $1,293)		1,293
Deposit with broker for futures contracts		462,000
Receivables:
Foreign tax reclaims		917,454
Dividends		718,462
Fund shares sold		350,996
Interest		54
Prepaid expenses	+	15,059
Total assets		826,534,393
Liabilities
Payables:
Investment adviser and administrator fees		383,726
Shareholder service fees		169,611
Fund shares redeemed		113,264
Accrued expenses	+	98,983
Total liabilities		765,584
Net Assets
Total assets		826,534,393
Total liabilities	–	765,584
Net assets		$825,768,809
Net Assets by Source
Capital received from investors		526,230,095
Total distributable earnings[1]		299,538,714

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$825,768,809		31,941,167		$25.85

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).
72
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Health Care Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends (net of foreign withholding tax of $402,659)		$14,401,645
Interest		21,775
Securities on loan, net	+	24,820
Total investment income		14,448,240
Expenses
Investment adviser and administrator fees		4,472,743
Shareholder service fees		1,995,377
Portfolio accounting fees		63,595
Shareholder reports		60,060
Custodian fees		54,320
Transfer agent fees		36,601
Registration fees		29,646
Professional fees		29,040
Independent trustees’ fees		11,667
Interest expense		2,544
Other expenses	+	23,253
Total expenses		6,778,846
Expense reduction by CSIM and its affiliates	–	36,602
Net expenses	–	6,742,244
Net investment income		7,705,996
Realized and Unrealized Gains (Losses)
Net realized gains on investments		66,824,957
Net realized gains on futures contracts		42,636
Net realized losses on foreign currency transactions	+	(20,294)
Net realized gains		66,847,299
Net change in unrealized appreciation (depreciation) on investments		(1,196,236)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(27,600)
Net change in unrealized appreciation (depreciation)	+	(1,223,836)
Net realized and unrealized gains		65,623,463
Increase in net assets resulting from operations		$73,329,459
73
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Health Care Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$7,705,996	$7,623,515
Net realized gains		66,847,299	50,803,289
Net change in unrealized appreciation (depreciation)	+	(1,223,836)	103,078,127
Increase in net assets from operations		73,329,459	161,504,931
Distributions to Shareholders1
Total distributions		($58,703,388)	($21,703,758)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,353,386	$60,438,285	2,602,137	$61,859,539
Shares reinvested		2,159,882	51,772,373	885,124	19,145,216
Shares redeemed	+	(6,109,931)	(154,310,987)	(9,509,826)	(220,486,601)
Net transactions in fund shares		(1,596,663)	($42,100,329)	(6,022,565)	($139,481,846)
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		33,537,830	$853,243,067	39,560,395	$852,923,740
Total increase or decrease	+	(1,596,663)	(27,474,258)	(6,022,565)	319,327
End of period[2]		31,941,167	$825,768,809	33,537,830	$853,243,067
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $7,795,978 from net investment income and $13,907,780 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 10 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $6,387,444 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
74
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab International Core Equity Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$11.27	$9.20	$9.62	$9.77	$9.82
Income (loss) from investment operations:
Net investment income (loss)[1]	0.24	0.22	0.22	0.19	0.29
Net realized and unrealized gains (losses)	(1.58)	2.08	(0.45)	(0.01)	(0.08)
Total from investment operations	(1.34)	2.30	(0.23)	0.18	0.21
Less distributions:
Distributions from net investment income	(0.26)	(0.23)	(0.19)	(0.15)	(0.26)
Distributions from net realized gains	(0.03)	—	—	(0.18)	—
Total distributions	(0.29)	(0.23)	(0.19)	(0.33)	(0.26)
Net asset value at end of period	$9.64	$11.27	$9.20	$9.62	$9.77
Total return	(12.18%)	25.58%	(2.41%)	2.05%	2.20%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.86%	0.86%	0.86%	0.86%	0.86%
Gross operating expenses	0.89%	0.90%	0.91%	0.92%	0.98%
Net investment income (loss)	2.22%	2.15%	2.40%	2.02%	2.95%
Portfolio turnover rate	98%	85%	90%	87%	90%
Net assets, end of period (x 1,000,000)	$1,166	$1,227	$772	$679	$423

1
Calculated based on the average shares outstanding during the period.
75
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab International Core Equity Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.4% of net assets

Australia 6.0%
AGL Energy Ltd.	91,464	1,168,036
Aristocrat Leisure Ltd.	515,799	9,719,681
Computershare Ltd.	97,600	1,370,565
CSL Ltd.	13,658	1,823,304
Inghams Group Ltd.	1,767,535	4,886,956
Macquarie Group Ltd.	96,429	8,041,422
McMillan Shakespeare Ltd.	64,850	760,575
National Australia Bank Ltd.	1,164,932	20,863,373
Qantas Airways Ltd.	1,405,620	5,456,271
REA Group Ltd.	7,640	388,825
Sandfire Resources NL	1,141,188	5,395,947
Telstra Corp., Ltd.	2,688,187	5,880,243
Whitehaven Coal Ltd.	1,088,144	3,758,746
		69,513,944

Austria 0.6%
Erste Group Bank AG *	28,944	1,178,236
OMV AG	95,419	5,298,864
		6,477,100

Belgium 0.3%
UCB S.A.	48,067	4,036,667

Canada 0.6%
Constellation Software, Inc.	1,831	1,260,135
Parex Resources, Inc. *	368,700	5,368,969
		6,629,104

Denmark 2.4%
Coloplast A/S, Class B	40,904	3,816,898
H. Lundbeck A/S	41,145	1,919,070
Novo Nordisk A/S, Class B	378,610	16,350,862
Topdanmark A/S	136,871	6,505,966
		28,592,796

Finland 1.8%
Fortum Oyj	622,899	13,112,461
UPM-Kymmene Oyj	228,559	7,347,883
		20,460,344

France 11.6%
Arkema S.A.	15,000	1,573,704
BNP Paribas S.A.	283,603	14,779,699
Christian Dior SE	4,829	1,868,184
Dassault Aviation S.A.	3,474	5,764,522
Electricite de France S.A.	264,555	4,383,160
Engie S.A.	603,280	8,015,900
Faurecia S.A.	58,656	2,843,545
Gaztransport Et Technigaz S.A.	100,328	7,415,242
Security	Number of Shares	Value ($)
Ipsen S.A.	114,582	15,887,183
Kering S.A.	8,261	3,671,919
L'Oreal S.A.	38,952	8,776,128
LVMH Moet Hennessy Louis Vuitton SE	17,500	5,309,595
Neopost S.A.	129,559	4,167,559
Peugeot S.A.	389,326	9,254,584
Sanofi	76,366	6,824,110
TOTAL S.A.	583,003	34,207,948
		134,742,982

Germany 8.8%
adidas AG	33,903	7,972,762
Allianz SE	150,345	31,319,846
BASF SE	268,217	20,582,573
Covestro AG	235,912	15,213,680
Deutsche Lufthansa AG	187,268	3,759,054
Deutsche Pfandbriefbank AG	825,455	10,960,791
Deutsche Wohnen SE	32,726	1,496,893
HOCHTIEF AG	5,449	807,478
Hugo Boss AG	17,499	1,250,539
MTU Aero Engines AG	11,730	2,490,655
Siltronic AG	71,400	6,539,152
		102,393,423

Greece 0.0%
Motor Oil (Hellas) Corinth Refineries S.A.	17,969	425,369

Hong Kong 2.4%
Anhui Conch Cement Co., Ltd., Class H (a)	428,000	2,218,384
China Petroleum & Chemical Corp., Class H (a)	1,458,000	1,187,651
CITIC Ltd.	1,655,000	2,486,653
CK Asset Holdings Ltd.	549,000	3,572,752
CNOOC Ltd.	657,000	1,118,857
Ping An Insurance Group Co. of China Ltd., Class H (a)	788,000	7,449,774
Tencent Holdings Ltd.	176,200	6,036,481
Weichai Power Co., Ltd., Class H (a)	2,657,000	2,626,712
Wynn Macau Ltd.	885,800	1,845,251
		28,542,515

Italy 1.2%
Eni S.p.A.	66,836	1,186,991
Fiat Chrysler Automobiles N.V. *	548,607	8,348,943
Moncler S.p.A.	136,797	4,750,657
		14,286,591

Japan 23.8%
AEON REIT Investment Corp.	2,469	2,719,423
Arcs Co., Ltd.	23,000	555,778
Astellas Pharma, Inc.	1,024,700	15,831,813
Capcom Co., Ltd.	48,700	1,015,149
Cocokara fine, Inc.	7,800	429,343
Daikyonishikawa Corp.	190,402	1,818,769

76
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab International Core Equity Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
DyDo Group Holdings, Inc.	22,400	1,137,037
Eisai Co., Ltd.	15,000	1,249,206
en-Japan, Inc.	76,398	3,047,291
Fancl Corp.	28,000	1,238,209
Fuji Electric Co., Ltd.	154,400	4,713,131
Fukuoka Financial Group, Inc.	47,000	1,154,824
Haseko Corp.	605,100	7,667,590
Hazama Ando Corp.	768,500	5,306,774
Hitachi Ltd.	435,000	13,298,035
Hoya Corp.	315,000	17,821,365
Idemitsu Kosan Co., Ltd.	24,000	1,087,264
Invincible Investment Corp.	8,698	3,602,699
Japan Airlines Co., Ltd.	290,400	10,306,629
Japan Aviation Electronics Industry Ltd.	76,000	1,006,388
Japan Post Holdings Co., Ltd.	507,100	6,013,435
Japan Securities Finance Co., Ltd.	512,000	2,867,428
Kanamoto Co., Ltd.	156,800	5,239,581
Kenedix Office Investment Corp.	1,097	6,798,040
Kirin Holdings Co., Ltd.	445,300	10,625,983
Matsumotokiyoshi Holdings Co., Ltd.	146,800	5,307,383
Mitsubishi UFJ Financial Group, Inc.	1,830,800	11,080,896
Mitsubishi UFJ Lease & Finance Co., Ltd.	744,300	3,825,114
Mitsui & Co., Ltd.	151,000	2,522,999
Mixi, Inc.	194,300	4,245,443
Nexon Co., Ltd. *	146,600	1,672,303
Nihon Unisys Ltd.	205,452	4,502,325
NTT DOCOMO, Inc.	94,000	2,331,091
ORIX Corp.	909,000	14,808,514
Pola Orbis Holdings, Inc.	29,200	780,050
Sankyu, Inc.	122,380	5,768,331
Seino Holdings Co., Ltd.	465,000	6,439,488
Shionogi & Co., Ltd.	202,119	12,924,231
Shiseido Co., Ltd.	33,700	2,126,318
Sinfonia Technology Co., Ltd.	43,000	562,328
SoftBank Group Corp.	13,000	1,028,804
Sony Corp.	504,598	27,307,191
Sumitomo Mitsui Construction Co., Ltd.	1,410,200	8,846,733
Sumitomo Mitsui Financial Group, Inc.	147,400	5,739,032
T-Gaia Corp.	99,800	2,259,525
Taisei Corp.	48,195	2,061,226
TOKAI Holdings Corp.	111,300	929,945
Tokuyama Corp.	569,800	12,741,709
Toshiba Corp. *	7,700	230,789
Toshiba TEC Corp.	208,600	6,222,645
Tosoh Corp.	109,900	1,446,920
Tsubakimoto Chain Co.	25,000	959,910
United Arrows Ltd.	52,600	1,977,879
		277,200,306

Netherlands 5.7%
Airbus SE	36,839	4,071,233
ASR Nederland N.V.	13,329	605,100
Heineken Holding N.V.	236,824	20,484,398
Koninklijke Ahold Delhaize N.V.	946,910	21,675,254
Koninklijke Philips N.V.	59,835	2,231,596
SBM Offshore N.V.	726,410	12,516,335
Unilever N.V. CVA	69,678	3,744,148
Wolters Kluwer N.V.	21,539	1,222,005
		66,550,069

New Zealand 0.1%
Spark New Zealand Ltd.	500,460	1,292,496

Security	Number of Shares	Value ($)
Norway 1.1%
Aker A.S.A., A Shares	17,254	1,310,749
DNB A.S.A.	31,816	574,801
DNO A.S.A.	530,592	1,014,254
Telenor A.S.A.	547,566	10,039,818
		12,939,622

Portugal 0.1%
The Navigator Co., S.A.	164,389	818,178

Republic of Korea 1.3%
Samsung Electronics Co., Ltd.	323,780	12,120,960
SK Holdings Co., Ltd.	5,357	1,233,482
SK Hynix, Inc.	28,610	1,723,047
		15,077,489

Singapore 0.9%
CapitaLand Ltd.	4,065,000	9,233,591
DBS Group Holdings Ltd.	82,000	1,391,328
		10,624,919

Spain 3.4%
ACS Actividades de Construccion y Servicios S.A.	536,281	20,079,138
Amadeus IT Group S.A.	95,159	7,662,638
Banco Santander S.A.	383,440	1,824,390
Cia de Distribucion Integral Logista Holdings S.A.	100,490	2,426,187
Ence Energia y Celulosa S.A.	507,094	4,259,507
Telefonica S.A.	415,915	3,411,775
		39,663,635

Sweden 2.0%
Boliden AB	315,828	7,212,476
Hemfosa Fastigheter AB	144,970	1,791,006
Hexagon AB, B Shares	45,571	2,230,409
Kindred Group plc SDR	695,521	7,415,086
Swedish Orphan Biovitrum AB *	213,213	4,352,260
		23,001,237

Switzerland 8.6%
Adecco Group AG	59,672	2,922,140
Barry Callebaut AG	350	684,101
Cembra Money Bank AG	79,734	6,687,103
Georg Fischer AG	1,159	1,078,270
Kardex AG *	9,950	1,293,401
Nestle S.A.	156,050	13,174,222
Novartis AG	160,298	14,037,664
OC Oerlikon Corp. AG *	180,000	2,142,214
Pargesa Holding S.A.	111,523	8,186,907
Partners Group Holding AG	15,118	10,763,330
Roche Holding AG	160,536	39,068,428
UBS Group AG *	40,537	566,590
		100,604,370

Taiwan 0.3%
Ruentex Industries Ltd.	1,456,800	3,660,523

77
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab International Core Equity Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
United Kingdom 16.4%
Ashtead Group plc	646,669	15,964,218
Auto Trader Group plc	468,083	2,445,903
Barclays plc	1,701,639	3,749,230
BHP Billiton plc	60,212	1,201,151
BP plc	360,000	2,600,539
Carnival plc	159,104	8,672,040
Direct Line Insurance Group plc	3,475,667	14,605,718
Ferguson plc	107,536	7,250,028
Great Portland Estates plc	377,930	3,362,683
Imperial Brands plc	322,667	10,929,572
International Consolidated Airlines Group S.A.	1,221,384	9,416,248
Lloyds Banking Group plc	32,711,431	23,870,794
Man Group plc	2,766,824	5,489,674
Mondi plc	74,407	1,752,199
Next plc	131,032	8,704,823
Pagegroup plc	15,489	99,284
Paragon Banking Group plc	116,720	634,312
Pearson plc	439,572	5,049,777
Persimmon plc	32,091	939,211
Phoenix Group Holdings	204,282	1,570,140
RELX plc	24,069	476,004
Rightmove plc	2,723,400	15,721,027
Royal Dutch Shell plc, A Shares	178,342	5,681,637
Tesco plc	5,750,176	15,660,162
The British Land Co., plc	399,778	3,019,254
Security	Number of Shares	Value ($)
Unilever plc	298,669	15,820,384
Victrex plc	136,474	4,616,398
WH Smith plc	83,956	2,086,923
		191,389,333
Total Common Stock
(Cost $1,224,259,529)		1,158,923,012

Other Investment Company 0.3% of net assets

Money Market Fund 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.09% (b)	4,081,393	4,081,393
Total Other Investment Company
(Cost $4,081,393)		4,081,393
*	Non-income producing security.
(a)	Represents a China based company which is listed on the Hong Kong exchange and traded in Hong Kong dollars.
(b)	The rate shown is the 7-day yield.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
SDR —	Swedish Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$—	$994,124,320	$—	$994,124,320
Canada	6,629,104	—	—	6,629,104
France	9,932,081	124,810,901	—	134,742,982
Greece	425,369	—	—	425,369
Sweden	4,352,260	18,648,977	—	23,001,237
Other Investment Company[1]	4,081,393	—	—	4,081,393
Total	$25,420,207	$1,137,584,198	$—	$1,163,004,405
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
78
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab International Core Equity Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $1,228,340,922)		$1,163,004,405
Receivables:
Investments sold		5,646,316
Fund shares sold		5,720,450
Dividends		3,357,209
Foreign tax reclaims		2,163,567
Prepaid expenses	+	33,952
Total assets		1,179,925,899
Liabilities
Payables:
Investments bought		5,094,073
Investment adviser and administrator fees		566,410
Shareholder service fees		241,282
Due to custodian		4,442,346
Fund shares redeemed		2,921,302
Accrued expenses	+	380,712
Total liabilities		13,646,125
Net Assets
Total assets		1,179,925,899
Total liabilities	–	13,646,125
Net assets		$1,166,279,774
Net Assets by Source
Capital received from investors		1,217,397,522
Total distributable loss[1]		(51,117,748)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,166,279,774		121,012,484		$9.64

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).
79
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab International Core Equity Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends (net of foreign withholding tax of $4,483,570)		$42,027,326
Expenses
Investment adviser and administrator fees		7,918,060
Shareholder service fees		3,268,124
Custodian fees		571,721
Registration fees		98,397
Portfolio accounting fees		81,712
Shareholder reports		75,472
Transfer agent fees		50,871
Professional fees		48,659
Independent trustees’ fees		14,327
Other expenses	+	29,965
Total expenses		12,157,308
Expense reduction by CSIM and its affiliates	–	416,737
Net expenses	–	11,740,571
Net investment income		30,286,755
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(5,359,273)
Net realized gains on futures contracts		426,997
Net realized losses on foreign currency transactions	+	(323,484)
Net realized losses		(5,255,760)
Net change in unrealized appreciation (depreciation) on investments		(202,295,844)
Net change in unrealized appreciation (depreciation) on futures contracts		(203,804)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(82,684)
Net change in unrealized appreciation (depreciation)	+	(202,582,332)
Net realized and unrealized losses		(207,838,092)
Decrease in net assets resulting from operations		($177,551,337)
80
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab International Core Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$30,286,755	$20,043,289
Net realized gains (losses)		(5,255,760)	62,524,779
Net change in unrealized appreciation (depreciation)	+	(202,582,332)	122,354,781
Increase (decrease) in net assets from operations		(177,551,337)	204,922,849
Distributions to Shareholders1
Total distributions		($32,281,172)	($18,825,782)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		43,839,389	$487,710,481	45,026,202	$469,685,880
Shares reinvested		2,423,051	26,411,257	1,739,337	15,723,609
Shares redeemed	+	(34,071,759)	(364,936,798)	(21,803,712)	(216,356,541)
Net transactions in fund shares		12,190,681	$149,184,940	24,961,827	$269,052,948
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		108,821,803	$1,226,927,343	83,859,976	$771,777,328
Total increase or decrease	+	12,190,681	(60,647,569)	24,961,827	455,150,015
End of period[2]		121,012,484	$1,166,279,774	108,821,803	$1,226,927,343
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $18,825,782 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 10 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $20,102,206 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
81
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Active Equity Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Core Equity Fund	Schwab Target 2035 Fund
Schwab Dividend Equity Fund	Schwab Target 2040 Fund
Schwab Large-Cap Growth Fund	Schwab Target 2045 Fund
Schwab Small-Cap Equity Fund	Schwab Target 2050 Fund
Schwab Hedged Equity Fund	Schwab Target 2055 Fund
Schwab Health Care Fund	Schwab Target 2060 Fund
Schwab International Core Equity Fund	Schwab Fundamental US Large Company Index Fund
Schwab S&P 500 Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab Small-Cap Index Fund®	Schwab Fundamental International Large Company Index Fund
Schwab Total Stock Market Index Fund®	Schwab Fundamental International Small Company Index Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Fundamental Global Real Estate Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Target 2010 Index Fund
Schwab International Index Fund®	Schwab Target 2015 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2020 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2025 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2030 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2035 Index Fund
Laudus Small-Cap MarketMasters Fund™	Schwab Target 2040 Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2045 Index Fund
Schwab Balanced Fund	Schwab Target 2050 Index Fund
Schwab Target 2010 Fund	Schwab Target 2055 Index Fund
Schwab Target 2015 Fund	Schwab Target 2060 Index Fund
Schwab Target 2020 Fund	Schwab® Monthly Income Fund - Moderate Payout
Schwab Target 2025 Fund	Schwab® Monthly Income Fund - Enhanced Payout
Schwab Target 2030 Fund	Schwab ® Monthly Income Fund - Maximum Payout
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC).
Effective November 5, 2018, the funds adopted SEC Regulation S-X disclosure requirement changes. The adopted changes are reflected throughout this report.
82
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
83
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2018 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%. Any expenses charged by the cash collateral fund are in addition to these fees.
As of October 31, 2018, the funds had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of October 31, 2018, if any, are disclosed in each fund’s Portfolio Holdings. The value of the securities on loan and the investment of cash collateral are also disclosed in each fund’s Statement of Assets and Liabilities.
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into
84
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS Sweep are accounted for on a cost basis, which approximates market value.
Short Sales: Dividends declared on short positions are recorded on the ex-date as an expense. When a fund sells securities short (sells securities it does not own), the fund identifies assets worth at least 100% of the value of the short securities as collateral. If the market value of the short securities subsequently falls, the fund can realize a gain by closing the short position. However, if the value rises, the fund typically would have to add to its collateral or close out its short position at a loss. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed amounts recorded in the Statement of Assets and Liabilities.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
If a fund sells securities short, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When a fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Dividends accrued on securities sold short are recorded as an expense on a fund’s records and presented in the Statement of Operations. A fund may also incur stock loan fees which represent the cost of borrowing securities used for short sale transactions. A fund may also earn rebates as an element of the broker arrangement, which are recorded as an offset to stock loan fees on short sales transactions. The stock loan fees on short sales are recognized on the Statement of Operations. In the event that rebates exceed the stock loan fees on short sales, the net rebates are recognized as a component of investment income on the Statement of Operations.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract or forward position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
85
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds make distributions from net investment income, if any, once a year, with the exception of Schwab Dividend Equity Fund which typically pays quarterly dividends. The funds make distributions from net realized capital gains, if any, once a year.
(g) Custody Credit:
Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company (State Street), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to a fund’s operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2018, if any, are reflected in each fund’s Statement of Assets and Liabilities.
(k) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(l) Recent Accounting Standards:
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The funds are permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The funds have early adopted certain removed or
86
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and have delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the funds’ financial statements.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Management Risk. The funds’ investment adviser makes investment decisions for the funds using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization process used by each fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, a fund may have a lower return than if it were managed using another process or strategy.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Dividend Paying Stock Risk. To the extent that a fund invests in dividend paying stocks, the fund’s performance will correlate with the performance of the dividend paying stock segment of the stock market, and the fund may underperform funds that do not limit their investments to dividend paying stocks. If stocks held by a fund reduce or stop paying dividends, the fund’s ability to generate income may be affected.
Derivatives Risk. The principal type of derivative used by a fund is a futures contract. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC), could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or
87
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Financial Notes (continued)

3. Risk Factors (continued):
index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Exchange-Traded Fund (ETF) Risk. When a fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
REITs Risk. A fund’s investments in real estate investment trusts (REITs) will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks; for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on a fund. In addition, REITs have their own expenses, and a fund will bear a proportionate share of those expenses.
Short Sales Risk. To the extent a fund establishes both long and short positions in equity securities the fund’s long positions could decline in value at the same time that the value of the stocks sold short increase, thereby increasing the fund’s overall potential for loss. The price of a borrowed security in a short sale transaction may be more or less than the price at which the security was sold by the fund. A fund’s short sales may result in a loss if the prices of the borrowed securities rise and it costs more to replace the borrowed securities. In contrast to a fund’s long positions, the potential loss on the fund’s short positions is unlimited. In addition, the lender of the borrowed securities may require a fund to return the securities on short notice, which may require the fund to purchase the borrowed securities at an unfavorable price and could result in a loss to the fund.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. To the extent a fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Concentration Risk. The investments of certain funds are concentrated in issuers doing business in the same sector, and therefore, the companies in which a fund invests will be affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges. In addition, a fund is subject to the risks that stocks of these companies may underperform other segments of the equity market or stock market as a whole and are likely to have above-average volatility.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.
88
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
% of Average Daily Net Assets	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund	Schwab International Core Equity Fund
Flat rate	0.47%	0.62%	0.72%	0.81%	1.05%	0.58%

% of Average Daily Net Assets	Schwab Health Care Fund
First $500 million	0.54%
$500 million to $1 billion	0.515%
Over $1 billion	0.49%
For the period ended October 31, 2018, the aggregate advisory fee paid to CSIM by the Schwab Health Care Fund was 0.53%, as a percentage of the fund’s average daily net assets.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and a fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation). The expense limitation as a percentage of average daily net assets is as follows:
Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund	Schwab Health Care Fund	Schwab International Core Equity Fund
0.75%	0.89%	0.99%	1.12%	1.33%*	0.82%	0.86%
*	Excludes dividend expenses and stock loan fees paid on securities sold short.
89
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentages of shares of each fund in this report that are owned by other funds in the Fund Complex as of October 31, 2018, as applicable:
	Underlying Funds
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Small-Cap Equity Fund	Schwab International Core Equity Fund
Schwab Balanced Fund	7.3%	—%	—%	—%
Schwab Monthly Income Fund - Enhanced Payout	—%	1.3%	—%	—%
Schwab Monthly Income Fund - Maximum Payout	—%	0.4%	—%	—%
Schwab Monthly Income Fund - Moderate Payout	—%	1.1%	—%	—%
Schwab Target 2010 Fund	0.1%	0.0%*	0.1%	0.2%
Schwab Target 2015 Fund	0.2%	0.0%*	0.2%	0.3%
Schwab Target 2020 Fund	1.8%	0.1%	1.6%	2.5%
Schwab Target 2025 Fund	2.3%	0.2%	2.4%	3.0%
Schwab Target 2030 Fund	4.7%	0.9%	5.3%	6.4%
Schwab Target 2035 Fund	2.4%	0.6%	2.9%	3.3%
Schwab Target 2040 Fund	5.6%	1.9%	7.1%	7.6%
Schwab Target 2045 Fund	0.8%	0.3%	1.1%	1.2%
Schwab Target 2050 Fund	0.8%	0.3%	1.0%	1.0%
Schwab Target 2055 Fund	0.5%	0.2%	0.7%	0.7%
Schwab Target 2060 Fund	0.1%	0.0%*	0.1%	0.1%
*	Less than 0.05%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $605 million line of credit (the Syndicated Credit Facility), which matured on October 4, 2018. On October 4, 2018, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $750 million, maturing on October 3, 2019. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
90
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Financial Notes (continued)

6. Borrowing from Banks (continued):
On December 1, 2017, the funds became participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street, which matures on November 30, 2018. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2018, purchases and sales of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales of Securities
Schwab Core Equity Fund	$2,313,186,669	$2,571,359,788
Schwab Dividend Equity Fund	1,090,276,797	1,284,019,396
Schwab Large-Cap Growth Fund	227,578,068	251,083,790
Schwab Small-Cap Equity Fund	690,824,521	767,737,103
Schwab Hedged Equity Fund*	501,032,192	480,429,293
Schwab Health Care Fund	373,882,422	466,816,526
Schwab International Core Equity Fund	1,475,037,083	1,306,749,488
*	Including securities sold short.

8. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at October 31, 2018 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2018, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Notional Amounts	Number of Contracts
Schwab Core Equity Fund	$3,045,542	23
Schwab Dividend Equity Fund	1,568,608	12
Schwab Large-Cap Growth Fund	1,634,880	12
Schwab Small-Cap Equity Fund	2,260,350	28
Schwab Hedged Equity Fund	1,286,281	9
Schwab Health Care Fund	259,062	2
Schwab International Core Equity Fund	10,974,763	108
91
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Financial Notes (continued)

9. Redemption Fee:
Prior to February 28, 2017, the funds charged a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts were netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the prior period were as follows:
Prior Period (11/1/16-10/31/17)
Schwab Core Equity Fund	$1,679
Schwab Dividend Equity Fund	11,570
Schwab Large-Cap Growth Fund	2,514
Schwab Small-Cap Equity Fund	4,073
Schwab Hedged Equity Fund	9,890
Schwab Health Care Fund	8,956
Schwab International Core Equity Fund	3,125

10. Federal Income Taxes:
As of October 31, 2018, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund	Schwab Health Care Fund	Schwab International Core Equity Fund
Tax cost	$1,842,792,528	$1,131,627,556	$193,196,113	$589,951,564	$166,598,801	$596,952,569	$1,233,878,839
Gross unrealized appreciation	$394,734,283	$190,319,031	$61,188,392	$58,615,326	$42,259,610	$246,576,803	$51,950,568
Gross unrealized depreciation	(104,365,781)	(74,843,996)	(12,955,203)	(70,619,669)	(33,155,903)	(19,460,297)	(122,825,002)
Net unrealized appreciation (depreciation)	$290,368,502	$115,475,035	$48,233,189	($12,004,343)	$9,103,707	$227,116,506	($70,874,434)
As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund
Undistributed ordinary income	$43,894,258	$2,868,644	$6,333,001	$47,741,718	$1,871,059
Undistributed long-term capital gains	208,706,949	98,919,264	17,392,200	57,318,761	17,187,468
Net unrealized appreciation (depreciation) on investments	290,368,502	115,475,035	48,233,189	(12,004,343)	9,103,707
Total	$542,969,709	$217,262,943	$71,958,390	$93,056,136	$28,162,234

	Schwab Health Care Fund	Schwab International Core Equity Fund
Undistributed ordinary income	$12,319,442	$28,327,482
Undistributed long-term capital gains	60,135,400	—
Net unrealized appreciation (depreciation) on investments	227,116,506	(70,874,434)
Net other unrealized appreciation (depreciation)	(32,634)	(89,310)
Total	$299,538,714	($42,636,262)
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains (losses) on futures contracts and the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies (PFIC) and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
92
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Financial Notes (continued)

10. Federal Income Taxes (continued):
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2018, the funds had capital loss carryforwards available to offset future net capital gains as follows:
Expiration Date	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund
No expiration	$—	$—	$—	$—	$—

Expiration Date	Schwab Health Care Fund	Schwab International Core Equity Fund
No expiration	$—	$8,481,486
Total	$—	$8,481,486
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund
Current period distributions
Ordinary income	$106,313,933	$66,835,738	$8,808,544	$20,943,065	$125,442
Long-term capital gains	145,688,756	79,534,655	10,650,342	61,623,293	15,117,887
Prior period distributions
Ordinary income	$35,084,460	$20,423,777	$2,362,093	$2,651,266	$4,574,882
Long-term capital gains	—	—	7,123,142	—	1,796,289

	Schwab Health Care Fund	Schwab International Core Equity Fund
Current period distributions
Ordinary income	$14,878,678	$28,754,784
Long-term capital gains	43,824,710	3,526,388
Prior period distributions
Ordinary income	$7,795,978	$18,825,782
Long-term capital gains	13,907,780	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2018, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the funds did not incur any interest or penalties.

11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
93
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Health Care Fund and Schwab International Core Equity Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Health Care Fund and Schwab International Core Equity Fund (seven of the funds constituting Schwab Capital Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
San Francisco, California
December 14, 2018
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.
94
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Other Federal Tax Information (unaudited)

Schwab International Core Equity Fund elects to pass through under section 853 of the Internal Revenue Code foreign tax credit of $4,431,427 to its shareholders for the year ended October 31, 2018. The respective foreign source income on the fund is $46,279,495.
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2018, qualify for the corporate dividends received deduction:
Percentage
Schwab Core Equity Fund	45.03
Schwab Dividend Equity Fund	65.22
Schwab Large-Cap Growth Fund	34.56
Schwab Small-Cap Equity Fund	16.66
Schwab Hedged Equity Fund	100.00
Schwab Health Care Fund	66.92
Schwab International Core Equity Fund	—
For the fiscal year ended October 31, 2018, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2019 via IRS Form 1099 of the amounts for use in preparing their 2018 income tax return.

Schwab Core Equity Fund	$48,848,828
Schwab Dividend Equity Fund	44,209,685
Schwab Large-Cap Growth Fund	3,158,376
Schwab Small-Cap Equity Fund	4,236,754
Schwab Hedged Equity Fund	125,442
Schwab Health Care Fund	14,878,678
Schwab International Core Equity Fund	29,953,545
Under section 852(b)(3)(C) of the Internal Revenue Code, the funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2018:

Schwab Core Equity Fund	$145,688,756
Schwab Dividend Equity Fund	79,534,655
Schwab Large-Cap Growth Fund	10,650,342
Schwab Small-Cap Equity Fund	61,623,293
Schwab Hedged Equity Fund	15,117,887
Schwab Health Care Fund	43,824,710
Schwab International Core Equity Fund	3,526,388
95
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended, requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Health Care Fund and Schwab International Core Equity Fund (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 26, 2018 and June 5, 2018, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 5, 2018.
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;
3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, exchange-traded funds and other accounts;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to each Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s infrastructure. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment and research tools, internet access, and an array of account features that benefit the Funds and certain of their shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds

96
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
and applicable indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the selection criteria and composition of the peer category. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, which may include exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly, and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to each Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to such Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedule relating to Schwab Health Care Fund that includes lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

97
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 101 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	101	Director (2005 – 2012), PS Business Parks, Inc.
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	101	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	101	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting); Chairman and CEO (Jan. 2008 – Apr. 2012), Aspiriant, LLC (wealth management).	101	None
98
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	101	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	101	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	101	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	101	Director (2012 – present), Eaton
Director and Chairman of the Audit Committee (2003 – 2013), Oneok Partners LP
Director (2009 – 2013), Oneok, Inc.
			Lead Independent Director (2002 – 2012), Board of Cooper Industries
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant (Jan. 2008 – present), Goldman Sachs & Co., Inc. (investment banking and securities firm); Co-CEO (Feb. 1998 – present), Colgin Cellars, LLC (vineyards).	101	Board Member and Chairman of the Audit Committee (1994 – present), Ionis Pharmaceuticals Lead Independent Director and Chair of Audit Committee (2014 – present), OUTFRONT Media Inc.
99
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	101	Director (2008 – present), The Charles Schwab Corporation
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Jan. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).	101	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	101	None
100
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Jan. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).
Jonathan de St. Paer
1973
President
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President (Oct. 2018 – present), Charles Schwab Investment Management, Inc.; Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – present) and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.; President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs.
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director, Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
101
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of CSIM. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
102
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $250 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Dividend Equity Spliced Index  An internally calculated index, comprised of the S&P 500 Index from inception of the Schwab Dividend Equity Fund until the close of business on February 27, 2015, and the Russell 1000 Value Index thereafter.
Dow Jones Global Health Care Index  An index that measures the performance of healthcare providers, researchers, and supplies producers around the world. The index is quoted in U.S. dollars.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

103
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2018 Schwab Funds. All rights reserved.

104
Schwab Active Equity Funds  |  Annual Report

Notes

Notes

Notes

Schwab Active Equity Funds
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Funds
Bond Funds
Schwab Intermediate-Term Bond Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab® U.S. Aggregate Bond Index Fund
Schwab® Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund™1
Schwab California Tax-Free Bond Fund™1
Schwab Money Funds
Schwab offers an array of money market funds.2 Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Investor or Ultra fund share classes.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2018 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

[1]	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
[2]	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

This page is intentionally left blank.

MFR26298-15
00218111

Annual Report  |  October 31, 2018
Schwab Balanced Fund

This page is intentionally left blank.

Schwab Balanced Fund
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
1
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2018
Schwab Balanced Fund (Ticker Symbol: SWOBX)	1.94%
Balanced Blended Index	3.36%
Fund Category: Morningstar Allocation—50% to 70% Equity[1]	0.34%
Performance Details	pages 8-10

Minimum Initial Investment[2]	$ 100
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up the composite index may vary over time. For index definition, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	Please see the fund’s prospectus for further detail and eligibility requirements.
2
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
From the CEO

Marie Chandoha
CEO of Charles Schwab
Investment Management, Inc.
and the fund covered
in this report.
Dear Shareholder,
Market downturns such as we experienced in October can be painful, but we can also learn from them. Every investor has a sense for how much risk they are willing to take. In fact, at many financial services firms, new clients are asked about their tolerance for risk, and specifically how they would feel under certain loss scenarios. It seems like a simple exercise, but it’s an important one, as it helps investors select a portfolio they will be comfortable owning—even during market turmoil.
At Charles Schwab Investment Management, we focus on providing foundational products that suit a range of risk appetites, and we hold to the principle that diversification is one of the best methods for managing risk. The idea of spreading risk over a broad array of asset classes has been a key feature of money management since the beginnings of modern portfolio theory, and remains true today.
When we encounter a turbulent period, as happened in October with the S&P 500® Index declining 6.8%, it underscores the importance of portfolio diversification and having the proper balance between riskier and more conservative investments. We offer the Schwab Balanced Fund as an all-in-one portfolio solution for those who want to pursue both growth and income without taking on complicated asset allocation decisions by themselves. The fund invests across a mix of affiliated equity and bond funds, balancing the growth potential of equities and the income potential of fixed income, while offering the benefits of more diversification than investing in an individual stock or bond. The management team also has the flexibility to increase the fund’s cash and cash equivalent holdings when they deem a defensive posture appropriate.
For more than 25 years, Charles Schwab Investment Management has offered a straightforward lineup of products and solutions at a great value to investors. When I joined the firm in 2010, I couldn’t have imagined how far we would advance that mission. We have led the way in bringing expenses down for many of our funds while building out a robust suite of products with our investors’ needs in mind. And a big reason we’ve been able to accomplish those objectives is the skilled group of people we have here who share my belief that investing can change lives.
It brings me great pride to announce that one of those people, Jonathan de St. Paer, is slated to succeed me when I retire as Chief Executive Officer of Charles Schwab Investment Management in March. Jonathan is a talented executive and has worked by my side to help build our company into a leader

3
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
From the CEO (continued)

“ We offer the Schwab Balanced Fund as an all-in-one portfolio solution for those who want to pursue both growth and income without taking on complicated asset allocation decisions by themselves.”
in the industry. He has spearheaded many of our important initiatives that have benefitted shareholders over the past eight years. I believe he’s the ideal person to lead the company forward as it continues to grow and evolve—and to serve you, fund shareholders, first and foremost.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Balanced Fund, including performance during the 12 months ended October 31, 2018, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
4
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
The Investment Environment

For the 12-month reporting period ended October 31, 2018, global equity and fixed income markets were mixed. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains achieved during the previous 11 months. U.S. bond yields generally rose as bond prices fell, with the exception of the shortest-term bonds. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 7.35% and the Russell 2000® Index, a measure of U.S. small-cap stocks, returned 1.85%. The Bloomberg Barclays US Aggregate Bond Index returned –2.05% for the reporting period, and the Bloomberg Barclays US Treasury Bills 1–3 Month Index returned 1.62%. Equity markets outside the U.S. were notably weaker as economic momentum slowed due to uncertainties from several fronts, including trade, inflation, and geopolitical concerns. This was compounded by October’s market volatility, which dampened European and Asian markets as well as those in the U.S. The MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned -6.85%.
Global economic growth was uneven over the reporting period. The U.S. economy continued to grow steadily as it entered its tenth year of expansion, buoyed by tax reform, strong corporate earnings, and still-accommodative financial conditions. Nonfarm payrolls were steady and U.S. gross domestic product (GDP) grew at an annual rate of 3.5% in the third quarter of 2018, down from 4.2% in the second quarter but up from just over 2% for the previous two quarters. Consumer confidence rose to an 18-year high during the period, the highest since 2000. Despite a tight labor market and growing economy, inflation and wage growth remained in check, although pressure on wage growth rose toward the end of the reporting period. Conditions in other regions outside the U.S. softened, however. In the eurozone, growth slowed, subdued by higher inflation and tepid wage growth that constrained consumer spending. Over the third quarter of 2018, the eurozone economy expanded by just 0.2%, down from 0.4% in the first two quarters of 2018 and 0.7% in the last quarter of 2017. Japan’s economy contracted slightly in the first quarter of 2018—for the first time since late 2015—but had regained its modest upward trajectory by the end of the reporting period. The United Kingdom’s economy also contracted in the first quarter of 2018 but resumed its gradual, albeit modest, expansion by period-end.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2018

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
5
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
The Investment Environment (continued)

Despite rising to a nearly three-year high during the reporting period, oil prices fell precipitously during October amid concerns of a global oil glut. As of the end of the reporting period, the Organization of the Petroleum Exporting Countries (OPEC) had cut its oil demand forecast for 2019. Demand has been particularly impacted by poor economic performance in China, Brazil, and Europe, while supply has risen, notably due to the growth of shale in the U.S. and strong increases in Russian oil production.
During the reporting period, monetary policy measures for the most part remained accommodative but were tightened in several developed international markets in anticipation of rising inflation due to elevated oil prices, expectations of increases in agricultural prices, and higher GDP growth. In the U.S., the Federal Reserve (Fed), in its efforts to achieve more normalized monetary policy, raised the federal funds rate by 0.25% four times over the reporting period—in December, March, June, and September—and signaled the likelihood of an additional rate hike before year-end as well as more to come in 2019. Short-term interest rates ended the reporting period in a target range of 2.00% to 2.25%. The Fed also continued its program to slowly reduce the size of its balance sheet by allowing securities to mature without reinvesting the proceeds. As of the end of the reporting period, the Fed’s balance sheet stood at under $4.2 trillion, down from $4.5 trillion when the program was announced in June 2017. Outside the U.S., most central banks maintained their existing monetary policies or, in some cases in the face of signs of rising inflation, tightened their policies. The European Central Bank held interest rates steady at its October meeting and reiterated that it would likely maintain those rates through next summer, but confirmed its plans to phase out its monthly asset purchase program by year-end. Also in October, the Bank of Japan upheld its short-term interest rate target of –0.1% and slightly trimmed its inflation forecasts. In August, the Bank of England raised its key official bank rate from 0.50% to 0.75%, following a quarter-point increase in November 2017, despite ongoing uncertainties over the United Kingdom’s economy’s wider direction.
After hitting its all-time low in November, in February the Cboe Volatility Index® (VIX®)1, a gauge of equity market volatility, spiked to levels not seen since 2015. After moderating over the spring and summer, the VIX spiked again in October amid sharp swings in the stock market throughout the month, with key U.S. market indices erasing much of the hefty gains they had achieved over the spring and summer. Outside the U.S., markets generally followed suit but showed increasing weakness over the second half of the reporting period.
Both in the U.S. and overseas, bond yields generally rose over the period as bond prices fell. (Bond yields and bond prices move in opposite directions.) In the U.S., the yield curve flattened over most of the period, as short-term yields, which typically respond to changes in the federal funds rate, rose faster than longer-term yields, which are influenced more by economic growth and inflation expectations. Over the period, the three-month Treasury yield rose from 1.18% to 2.34% and the 10-year Treasury yield rose from 2.37% to 3.14%. Outside the U.S., bond yields generally remained low.
[1]	The Cboe Volatility Index® (or VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.
6
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Fund Management

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the management of the fund. She has served as portfolio manager of the fund since February 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.
7
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund

The Schwab Balanced Fund (the fund) seeks capital growth and income. To pursue its goal, the fund generally invests in a diversified group of other Schwab and/or Laudus Funds, in accordance with its target portfolio allocation. Normally, the fund invests 55% to 65% of its assets in equity securities (including stocks and equity funds) and 35% to 45% in fixed-income securities (including bonds and fixed income funds), and cash and cash equivalents (including money market funds). The fund’s allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed-income securities. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights.   Over the 12-month reporting period, steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. U.S. bond yields generally rose, driving returns lower with the exception of the shortest-term bonds.
Performance.  For the 12-month reporting period ended October 31, 2018, the fund returned 1.94%. The fund’s internally calculated comparative index, the Balanced Blended Index (the index), returned 3.36%.
Positioning and Strategies.  Over the reporting period, the fund’s asset allocations were broadly in line with those of the index.
The fund’s fixed-income allocation detracted from the fund’s total return over the reporting period. The Schwab U.S. Aggregate Bond Index Fund was the largest detractor from the fund’s total return. The Schwab U.S. Aggregate Bond Index Fund returned approximately -2.1%, slightly underperforming the Bloomberg Barclays US Aggregate Bond Index, the composite index’s underlying diversified bond component. The fund’s intermediate-term bond holding, the Schwab Intermediate-Term Bond Fund, also detracted from total return of the fund, returning approximately -1.8% over the reporting period.
The fund’s U.S. small-cap equity exposure was also a detractor from the fund’s total return and relative performance to the composite index. The Laudus Small-Cap MarketMasters Fund (Select Shares) returned approximately -1.8% for the reporting period, underperforming its comparative index, the Russell 2000® Index, which returned approximately 1.9%.
The fund’s U.S. large-cap equity exposure provided the greatest contribution to total return. The top contributor to the total return of the fund was the Laudus U.S. Large Cap Growth Fund, which returned approximately 11.2% and outperformed its comparative index, the Russell 1000® Growth Index, for the reporting period. The Schwab Core Equity Fund also contributed to the total return of the fund, returning approximately 2.7% over the reporting period. However, the Schwab Core Equity Fund significantly underperformed its comparative index, the S&P 500® Index, and was the largest detractor from relative performance.

Management views and portfolio holdings may have changed since the report date.
8
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Balanced Fund (11/18/96)	1.94%	6.60%	8.69%
Balanced Blended Index	3.36%	7.22%	9.51%
S&P 500® Index	7.35%	11.34%	13.24%
Bloomberg Barclays US Aggregate Bond Index	-2.05%	1.83%	3.94%
Fund Category: Morningstar Allocation—50% to 70% Equity[2]	0.34%	5.03%	8.56%
Fund Expense Ratios[3]: Net 0.56%; Gross 0.62%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.56% of acquired fund fees and expenses, which are based on estimated amounts for the current fiscal year and are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
9
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics
Number of Holdings	7
Portfolio Turnover Rate	6%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
10
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including transfer agent fees and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2018 and held through October 31, 2018.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for the fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1,2]	Effective Expense Ratio (Annualized)[3,4]	Beginning Account Value at 5/1/18	Ending Account Value (Net of Expenses) at 10/31/18	Expenses Paid During Period 5/1/18-10/31/18[2,5]	Effective Expenses Paid During Period 5/1/18-10/31/18[4,5]
Schwab Balanced Fund
Actual Return	0.00%	0.55%	$1,000.00	$ 996.80	$0.00	$2.77
Hypothetical 5% Return	0.00%	0.55%	$1,000.00	$1,025.20	$0.00	$2.80

[1]	Based on the most recent six-month expense ratio.
[2]	Excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Based on the most recent six-month acquired fund fees and expense ratio; may differ from the acquired fund fees and expense ratio in the prospectus, which are based on estimated amounts for the current fiscal year.
[4]	Includes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
11
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$15.60	$14.51	$15.40	$15.56	$14.28
Income (loss) from investment operations:
Net investment income (loss)[1]	0.23	0.21	0.19	0.18	0.16
Net realized and unrealized gains (losses)	0.08 [2]	1.96	0.00 [3]	0.42	1.33
Total from investment operations	0.31	2.17	0.19	0.60	1.49
Less distributions:
Distributions from net investment income	(0.48)	(0.22)	(0.32)	(0.34)	(0.21)
Distributions from net realized gains	(0.02)	(0.86)	(0.76)	(0.42)	—
Total distributions	(0.50)	(1.08)	(1.08)	(0.76)	(0.21)
Net asset value at end of period	$15.41	$15.60	$14.51	$15.40	$15.56
Total return	1.94%	15.90%	1.41%	3.95%	10.52%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[4]	0.00%	0.00%	0.00% [5]	0.00% [5]	0.00% [5]
Gross operating expenses[4]	0.04%	0.06%	0.06%	0.07%	0.09%
Net investment income (loss)	1.44%	1.39%	1.34%	1.18%	1.09%
Portfolio turnover rate	6%	28% [6]	19%	5%	27%
Net assets, end of period (x 1,000,000)	$447	$386	$282	$305	$202

1
Calculated based on the average shares outstanding during the period.
2
The per share amount does not agree with the change in aggregate gains and losses in securities during the period because of the timing of fund share transactions in relation to fluctuating market values for the investments.
3
Less than $0.005.
4
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
5
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses and/or interest expense had not been incurred.
6
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 7% without including these transactions. There were no transaction costs associated with these transactions.
12
Schwab Balanced Fund  |  Annual Report
See financial notes

Schwab Balanced Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 99.7% of net assets

Equity Funds 60.2%
Large-Cap 50.1%
Laudus U.S. Large Cap Growth Fund *	3,177,052	66,622,785
Schwab Core Equity Fund	7,016,940	157,179,451
		223,802,236
Small-Cap 10.1%
Laudus Small-Cap MarketMasters Fund, Select Shares *	2,511,917	44,913,075
		268,715,311

Fixed-Income Funds 37.2%
Intermediate-Term Bond 37.2%
Schwab Intermediate-Term Bond Fund	5,260,417	50,815,631
Schwab U.S. Aggregate Bond Index Fund	12,021,232	115,403,823
		166,219,454

Security	Number of Shares	Value ($)
Money Market Fund 2.3%
Schwab Variable Share Price Money Fund, Ultra Shares 2.20% (a)	10,362,908	10,364,980
Total Affiliated Underlying Funds
(Cost $418,727,594)		445,299,745

Unaffiliated Underlying Fund 0.6% of net assets

Money Market Fund 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.09% (a)	2,632,130	2,632,130
Total Unaffiliated Underlying Fund
(Cost $2,632,130)		2,632,130
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2018:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/17	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus Small-Cap MarketMasters Fund, Select Shares	1,897,385	717,099	(102,567)	2,511,917	($5,728,523)	$68,006	$4,587,452
Laudus U.S. Large Cap Growth Fund	2,755,633	603,554	(182,135)	3,177,052	(1,110,704)	290,584	7,044,874
Schwab Core Equity Fund	5,525,048	1,712,194	(220,302)	7,016,940	(11,414,793)	106,264	14,357,821
Schwab Intermediate-Term Bond Fund	4,160,907	1,202,923	(103,413)	5,260,417	(1,722,862)	(75,490)	1,007,135
Schwab U.S. Aggregate Bond Index Fund	9,820,402	3,409,271	(1,208,441)	12,021,232	(4,893,145)	(390,327)	2,968,663
Schwab Variable Share Price Money Fund, Ultra Shares	5,224,167	5,138,741	—	10,362,908	(780)	—	147,992
Total					($24,870,807)	($963)	$30,113,937
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

At October 31, 2018, all of the fund’s investment securities were classified as Level 1. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3 (see financial note 2(a) for additional information).
13
Schwab Balanced Fund  |  Annual Report
See financial notes

Schwab Balanced Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in affiliated underlying funds, at value (cost $418,727,594)		$445,299,745
Investments in unaffiliated issuers, at value (cost $2,632,130)		2,632,130
Receivables:
Fund shares sold		1,251,822
Dividends		415,132
Due from investment adviser		15,107
Prepaid expenses	+	26,712
Total assets		449,640,648
Liabilities
Payables:
Investments bought		396,970
Fund shares redeemed		2,561,491
Accrued expenses	+	55,762
Total liabilities		3,014,223
Net Assets
Total assets		449,640,648
Total liabilities	–	3,014,223
Net assets		$446,626,425
Net Assets by Source
Capital received from investors		401,906,534
Total distributable earnings[1]		44,719,891

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$446,626,425		28,977,188		$15.41

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 9 for additional information).
14
Schwab Balanced Fund  |  Annual Report
See financial notes

Schwab Balanced Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends received from affiliated underlying funds		$6,001,256
Dividends received from unaffiliated underlying funds	+	69,413
Total investment income		6,070,669
Expenses
Registration fees		48,998
Shareholder reports		33,783
Professional fees		22,029
Transfer agent fees		20,891
Portfolio accounting fees		18,478
Independent trustees’ fees		9,492
Custodian fees		1,449
Other expenses	+	7,004
Total expenses		162,124
Expense reduction by CSIM and its affiliates	–	162,124
Net expenses	–	—
Net investment income		6,070,669
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		24,112,681
Net realized losses on sales of affiliated underlying funds	+	(963)
Net realized gains		24,111,718
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	(24,870,807)
Net realized and unrealized losses		(759,089)
Increase in net assets resulting from operations		$5,311,580
15
Schwab Balanced Fund  |  Annual Report
See financial notes

Schwab Balanced Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$6,070,669	$4,489,134
Net realized gains		24,111,718	833,195
Net change in unrealized appreciation (depreciation)	+	(24,870,807)	41,957,733
Increase in net assets from operations		5,311,580	47,280,062
Distributions to Shareholders1
Total distributions		($12,185,118)	($21,130,582)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		10,224,123	$162,133,182	8,260,904	$122,413,364
Shares reinvested		690,392	10,707,988	1,382,977	19,168,062
Shares redeemed	+	(6,642,949)	(104,866,438)	(4,360,274)	(64,024,141)
Net transactions in fund shares		4,271,566	$67,974,732	5,283,607	$77,557,285
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		24,705,622	$385,525,231	19,422,015	$281,818,466
Total increase	+	4,271,566	61,101,194	5,283,607	103,706,765
End of period[2]		28,977,188	$446,626,425	24,705,622	$385,525,231
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $4,244,870 from net investment income and $16,885,712 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 9 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $2,261,130 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
16
Schwab Balanced Fund  |  Annual Report
See financial notes

Schwab Balanced Fund
Financial Notes

1. Business Structure of the Fund:
Schwab Balanced Fund is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Balanced Fund	Schwab Target 2035 Fund
Schwab S&P 500 Index Fund	Schwab Target 2040 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2045 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2050 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2055 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2060 Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab International Index Fund®	Schwab Fundamental US Small Company Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Fundamental Global Real Estate Index Fund
Laudus Small-Cap MarketMasters Fund™	Schwab Target 2010 Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Hedged Equity Fund	Schwab Target 2040 Index Fund
Schwab Health Care Fund	Schwab Target 2045 Index Fund
Schwab International Core Equity Fund	Schwab Target 2050 Index Fund
Schwab Target 2010 Fund	Schwab Target 2055 Index Fund
Schwab Target 2015 Fund	Schwab Target 2060 Index Fund
Schwab Target 2020 Fund	Schwab® Monthly Income Fund - Moderate Payout
Schwab Target 2025 Fund	Schwab® Monthly Income Fund - Enhanced Payout
Schwab Target 2030 Fund	Schwab ® Monthly Income Fund - Maximum Payout
The Schwab Balanced Fund is a single class “fund of funds” which seeks to achieve its investment objective by investing in a diversified group of other affiliated Schwab and/or Laudus Funds (the underlying funds), but also may invest in other unaffiliated, third party mutual funds, including exchange-traded funds (ETFs). In addition, the fund may invest a portion of its assets directly in equity and fixed-income securities to maintain its allocations.
The fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the fund should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed and available on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov or at the SEC’s Public Reference Room in Washington D.C.
Effective November 5, 2018, the fund adopted SEC Regulation S-X disclosure requirement changes. The adopted changes are reflected throughout this report.
17
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Underlying funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
18
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(b) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(c) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(d) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets. The fund bears its share of the acquired fund fees and expenses of the underlying funds, which are indirect expenses incurred by the fund through its investments in the underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(e) Distributions to Shareholders:
The fund makes distributions from net investment income and net realized capital gains, if any, once a year.
(f) Custody Credit:
The fund has an arrangement with its custodian bank, State Street Bank and Trust Company (State Street), under which the fund may receive a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
(j) Recent Accounting Standards:
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The fund is permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The fund has early adopted certain removed or modified
19
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and has delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the fund’s financial statements.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
•   Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•   Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will select or allocate assets that could cause the fund to underperform or otherwise not meet its objective. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.
•   Growth Investing Risk. An underlying fund’s investments in growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
•   Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or improving economic conditions, among other things, may result in an increase in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a
20
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Financial Notes (continued)

3. Risk Factors (continued):
portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•   ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
•   Money Market Fund Risk. The fund may invest in underlying money market funds that either seek to maintain a stable $1 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
•   Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.
•   Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
•   Derivatives Risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
An underlying fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, liquidity risk, market risk and management risk, are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause an underlying fund to realize higher amounts of short-term capital gain. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) by an underlying fund could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
21
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Financial Notes (continued)

3. Risk Factors (continued):
•   Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•   Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or an underlying fund may have to sell them at a loss.
•   Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.
•   Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
•   Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which an underlying fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates — both increases and decreases — may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage pass-through securities primarily occur through to be announced (TBA) transactions. Default by or bankruptcy of a counterparty to a TBA transaction would expose an underlying fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.
•   Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which an underlying fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. An underlying fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. The fund is not subject to any fee under the Plan.
Expense Limitation
CSIM and its affiliates have agreed with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses to 0.00%.
The agreement to limit the fund’s total expenses charged is limited to the fund’s direct operating expenses and, therefore, does not apply to underlying fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.
22
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments in Affiliates
The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. As of October 31, 2018, the fund’s ownership percentages of other related funds’ shares are:
Laudus Small-Cap MarketMasters Fund, Select Shares	25.1%
Laudus U.S. Large Cap Growth Fund	3.1%
Schwab Core Equity Fund	7.3%
Schwab Intermediate-Term Bond Fund	16.8%
Schwab U.S. Aggregate Bond Index Fund	5.7%
Schwab Variable Share Price Money Fund, Ultra Shares	0.3%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $605 million line of credit (the Syndicated Credit Facility), which matured on October 4, 2018. On October 4, 2018, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $750 million, maturing on October 3, 2019. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, the fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
On December 1, 2017, the fund became a participant with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street, which matures on November 30, 2018. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2018, purchases and sales of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales of Securities
$115,364,683	$24,010,000
23
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Financial Notes (continued)

8. Redemption Fee:
Prior to February 28, 2017, the fund charged a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts were netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the period 11/1/16 to 10/31/17 were $1,999.

9. Federal Income Taxes:
As of October 31, 2018, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
Tax cost	$424,273,520
Gross unrealized appreciation	$30,920,134
Gross unrealized depreciation	(7,261,779)
Net unrealized appreciation (depreciation)	$23,658,355
As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$3,540,823
Undistributed long-term capital gains	17,520,713
Net unrealized appreciation (depreciation) on investments	23,658,355
Total	$44,719,891
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the fund’s investments, disclosed above, has been adjusted from the book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2018, the fund had no capital loss carryforwards available to offset future net capital gains.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
Current period distributions
Ordinary income	$11,740,011
Long-term capital gains	445,107
Prior period distributions
Ordinary income	$6,186,610
Long-term capital gains	14,943,972
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2018, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the fund did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
24
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Balanced Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Schwab Balanced Fund (one of the funds constituting Schwab Capital Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agents and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
December 14, 2018
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.
25
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Other Federal Tax Information (unaudited)

For corporate shareholders, 27.36% of the fund’s dividend distributions paid during the fiscal year ended October 31, 2018, qualify for the corporate dividends received deduction.
For the fiscal year ended October 31, 2018, the fund designates $3,280,688 of the dividend distributions as qualified dividends for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2019 via IRS Form 1099 of the amounts for use in preparing their 2018 income tax return.
Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $445,107 as long-term capital gain dividends for the fiscal year ended October 31, 2018.
26
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended, requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Balanced Fund (the Fund), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the Fund’s operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Fund at meetings held on April 26, 2018 and June 5, 2018, and approved the renewal of the Agreement with respect to the Fund for an additional one year term at the meeting held on June 5, 2018.
The Board’s approval of the continuance of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;
2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds;
3.	the Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, exchange-traded funds and other accounts;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to the Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s infrastructure. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment and research tools, internet access, and an array of account features that benefit the Fund and certain of its shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that many of the Fund’s shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered

27
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
the selection criteria and composition of the peer category. In evaluating the performance of the Fund, the Trustees considered the risk profile for the Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, which may include exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. The Trustees noted that shareholders of the Fund indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly, and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees considered that CSIM is not charging any management fees at the Fund level; it being understood that there is a management fee at the underlying fund level. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. Also, because the Fund invests a portion of its assets in other funds within the Schwab fund complex, the Trustees considered whether CSIM indirectly benefits from the Fund’s investments in other underlying funds managed by CSIM. The Trustees considered whether the compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

28
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 101 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the fund’s Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	101	Director (2005 – 2012), PS Business Parks, Inc.
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	101	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	101	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting); Chairman and CEO (Jan. 2008 – Apr. 2012), Aspiriant, LLC (wealth management).	101	None
29
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	101	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	101	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	101	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	101	Director (2012 – present), Eaton
Director and Chairman of the Audit Committee (2003 – 2013), Oneok Partners LP
Director (2009 – 2013), Oneok, Inc.
			Lead Independent Director (2002 – 2012), Board of Cooper Industries
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant (Jan. 2008 – present), Goldman Sachs & Co., Inc. (investment banking and securities firm); Co-CEO (Feb. 1998 – present), Colgin Cellars, LLC (vineyards).	101	Board Member and Chairman of the Audit Committee (1994 – present), Ionis Pharmaceuticals Lead Independent Director and Chair of Audit Committee (2014 – present), OUTFRONT Media Inc.
30
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	101	Director (2008 – present), The Charles Schwab Corporation
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Jan. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).	101	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	101	None
31
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Jan. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).
Jonathan de St. Paer
1973
President
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President (Oct. 2018 – present), Charles Schwab Investment Management, Inc.; Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – present) and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.; President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs.
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director, Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
32
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of CSIM. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
33
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Balanced Blended Index  A custom blended index developed by CSIM that, effective August 1, 2013, is composed of 50% S&P 500 Index, 10% Russell 2000 Index, 25% Bloomberg Barclays US Aggregate Bond Index, 12% Bloomberg Barclays US Intermediate Aggregate Bond Index and 3% Bloomberg Barclays US Treasury Bills 1 – 3 Month Index. Prior to August 1, 2013 the Balanced Blended Index was composed of 60% S&P 500 Index and 40% Bloomberg Barclays US Aggregate Bond Index.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Intermediate Aggregate Bond Index  An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg Barclays US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $250 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE non-US Dollar World Government Bond Index  A market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least 1 year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

34
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2018 Schwab Funds. All rights reserved.

35
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Funds
Bond Funds
Schwab Intermediate-Term Bond Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab® U.S. Aggregate Bond Index Fund
Schwab® Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund™1
Schwab California Tax-Free Bond Fund™1
Schwab Money Funds
Schwab offers an array of money market funds.2 Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Investor or Ultra fund share classes.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2018 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

[1]	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
[2]	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

This page is intentionally left blank.

MFR36112-12
00218112

Annual Report  |  October 31, 2018
Schwab Equity Index Funds®

Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market
Index Fund®
Schwab U.S. Large-Cap
Growth Index Fund
Schwab U.S. Large-Cap
Value Index Fund
Schwab U.S. Mid-Cap
Index Fund
Schwab International
Index Fund®

This page is intentionally left blank.

Eight cost-efficient ways to tap into the power of the stock market for long-term growth potential.
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Condensed Portfolio Holdings are sub-categories of Sector classifications.
1
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Total Return for the 12 Months Ended October 31, 2018
Schwab S&P 500 Index Fund (Ticker Symbol: SWPPX)	7.29%
S&P 500® Index	7.35%
Fund Category: Morningstar Large Blend[1]	5.28%
Performance Details	pages 8-10

Schwab 1000 Index Fund (Ticker Symbol: SNXFX)	6.84%
Schwab 1000 Index®	6.84%
Fund Category: Morningstar Large Blend[1]	5.28%
Performance Details	pages 11-13

Schwab Small-Cap Index Fund (Ticker Symbol: SWSSX)	1.93%
Russell 2000® Index	1.85%
Fund Category: Morningstar Small Blend[1]	-0.07%
Performance Details	pages 14-16

Schwab Total Stock Market Index Fund (Ticker Symbol: SWTSX)	6.51%
Dow Jones U.S. Total Stock Market IndexSM	6.56%
Fund Category: Morningstar Large Blend[1]	5.28%
Performance Details	pages 17-19
Total Return for the 12 Months Ended October 31, 2018
Schwab U.S. Large-Cap Growth Index Fund (Ticker Symbol: SWLGX)	5.93% *
Russell 1000® Growth Index	5.97% *
Fund Category: Morningstar Large Growth[1]	N/A
Performance Details	pages 20-22

Schwab U.S. Large-Cap Value Index Fund (Ticker Symbol: SWLVX)	-1.23% *
Russell 1000® Value Index	-1.18% *
Fund Category: Morningstar Large Value[1]	N/A
Performance Details	pages 23-25

Schwab U.S. Mid-Cap Index Fund (Ticker Symbol: SWMCX)	-1.13% *
Russell Midcap® Index	-1.08% *
Fund Category: Morningstar Mid-Cap Blend[1]	N/A
Performance Details	pages 26-28

Schwab International Index Fund[2] (Ticker Symbol: SWISX)	-7.11%
MSCI EAFE® Index (Net)[3]	-6.85%
Fund Category: Morningstar Foreign Large Blend[1]	-8.26%
Performance Details	pages 29-31

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
*	Total returns shown are since the fund’s inception date of December 20, 2017.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
2
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
From the CEO

Marie Chandoha
CEO of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
Market downturns such as the one we experienced in October can be painful, but we can also learn from them. Every investor has a sense for how much risk they are willing to take. In fact, at many financial services firms, new clients are asked about their tolerance for risk, and specifically how they would feel under certain loss scenarios. It seems like a simple exercise, but it’s an important one, as it empowers investors to accept only those risks they are able to withstand.
But months like October—during which the S&P 500® Index declined 6.8%—can rattle even the most experienced investors and make them start to reconsider their appetite for risk. At Charles Schwab Investment Management, we understand that every investor thinks about risk differently and that those perspectives can change. That’s why we focus on providing foundational products that suit a range of risk appetites, and on consistently offering value to investors in the face of ever-changing market conditions.
We also believe that one of the best methods for managing risk and weathering market ups and downs over time is diversification. The idea of spreading risk over a broad array of asset classes has been a key feature of risk management since the beginnings of modern portfolio theory, but it’s become easier to execute in recent years as low-cost funds tailored to a variety of investor goals have multiplied.
The Schwab Equity Index Funds are a case in point. Designed to serve as part of the foundation of a diversified portfolio, the funds are a convenient, low-cost way to capture the performance of broad segments of the equity market—whether small-cap, international, value or growth. And, with among the lowest expenses in the industry with no investment minimums, the Schwab Equity Index Funds are one way we can help ensure that every investor, regardless of account size, has access to low pricing.
In fact, for more than 25 years, Charles Schwab Investment Management has offered a straightforward lineup of products and solutions, and advocated for investors of all sizes. When I joined the firm in 2010, I couldn’t have imagined how far we would advance that mission. We have led the way in bringing expenses down for many of our funds while building out a robust suite of low-cost products with our investors’ needs in mind. And a big reason we’ve been able to accomplish those objectives is the skilled group of people we have here who share my belief that investing can change lives.
It brings me great pride to announce that one of those people, Jonathan de St. Paer, is slated to succeed me when I retire as Chief Executive Officer of

3
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
From the CEO (continued)

“ Designed to serve as part of the foundation of a diversified portfolio, the funds are a convenient, low-cost way to capture the performance of broad segments of the equity market—whether small-cap, international, value or growth.”
Charles Schwab Investment Management in March. Jonathan is a talented executive and has worked by my side to help build our company into a leader in the industry. He has spearheaded many of our important initiatives that have benefitted shareholders over the past eight years. I believe he’s the ideal person to lead the company forward as it continues to grow and evolve—and to serve you, fund shareholders, first and foremost.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Equity Index Funds, including performance during the 12 months ended October 31, 2018, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
4
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
The Investment Environment

For the 12-month reporting period ended October 31, 2018, global equity markets were mixed. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains achieved during the preceding 11 months. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 7.35% and the Russell 2000® Index, a measure of U.S. small-cap stocks, returned 1.85%. Markets outside the U.S. were notably weaker as economic momentum slowed due to uncertainties from several fronts, including trade, inflation, and geopolitical concerns. This was compounded by October’s market volatility, which dampened European and Asian markets as well as those in the U.S. The MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned -6.85%.
Global economic growth was uneven over the reporting period. The U.S. economy continued to grow steadily as it entered its tenth year of expansion, buoyed by tax reform, strong corporate earnings, and still-accommodative financial conditions. Nonfarm payrolls were steady and U.S. gross domestic product (GDP) grew at an annual rate of 3.5% in the third quarter of 2018, down from 4.2% in the second quarter but up from just over 2% for the previous two quarters. Consumer confidence rose to an 18-year high during the period, the highest since 2000. Despite a tight labor market and growing economy, inflation and wage growth remained in check, although pressure on wage growth rose toward the end of the reporting period. Conditions in other regions outside the U.S. softened, however. In the eurozone, growth slowed, subdued by higher inflation and tepid wage growth that constrained consumer spending. Over the third quarter of 2018, the eurozone economy expanded by just 0.2%, down from 0.4% in the first two quarters of 2018 and 0.7% in the last quarter of 2017. Japan’s economy contracted slightly in the first quarter of 2018—for the first time since late 2015—but had regained its modest upward trajectory by the end of the reporting period. The United Kingdom’s economy also contracted in the first quarter of 2018 but resumed its gradual, albeit modest, expansion by period-end.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2018

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
5
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
The Investment Environment (continued)

Despite rising to a nearly three-year high during the reporting period, oil prices fell precipitously during October amid concerns of a global oil glut. As of the end of the reporting period, the Organization of the Petroleum Exporting Countries (OPEC) had cut its oil demand forecast for 2019. Demand has been particularly impacted by poor economic performance in China, Brazil, and Europe, while supply has risen, notably due to the growth of shale in the U.S. and strong increases in Russian oil production.
During the reporting period, monetary policy measures for the most part remained accommodative but were tightened in several developed international markets in anticipation of rising inflation due to elevated oil prices, expectations of increases in agricultural prices, and higher GDP growth. In the U.S., the Federal Reserve (Fed), in its efforts to achieve more normalized monetary policy, raised the federal funds rate by 0.25% four times over the reporting period—in December, March, June, and September—and signaled the likelihood of an additional rate hike before year-end as well as more to come in 2019. Short-term interest rates ended the reporting period in a target range of 2.00% to 2.25%. The Fed also continued its program to slowly reduce the size of its balance sheet by allowing securities to mature without reinvesting the proceeds. As of the end of the reporting period, the Fed’s balance sheet stood at under $4.2 trillion, down from $4.5 trillion when the program was announced in June 2017. Outside the U.S., most central banks maintained their existing monetary policies or, in some cases in the face of signs of rising inflation, tightened their policies. The European Central Bank held interest rates steady at its October meeting and reiterated that it would likely maintain those rates through next summer, but confirmed its plans to phase out its monthly asset purchase program by year-end. Also in October, the Bank of Japan upheld its short-term interest rate target of –0.1% and slightly trimmed its inflation forecasts. In August, the Bank of England raised its key official bank rate from 0.50% to 0.75%, following a quarter-point increase in November 2017, despite ongoing uncertainties over the United Kingdom’s economy’s wider direction.
After hitting its all-time low in November, in February the Cboe Volatility Index® (VIX®)1, a gauge of equity market volatility, spiked to levels not seen since 2015. After moderating over the spring and summer, the VIX spiked again in October amid sharp swings in the stock market throughout the month, with key U.S. market indices erasing much of the hefty gains they had achieved over the spring and summer. Outside the U.S., markets generally followed suit but showed increasing weakness over the second half of the reporting period. Technology (tech) stocks were particularly hard-hit, with 80% of tech stocks entering bear-market territory after October’s stock market sell-off, due to a combination of rising interest rates, concerns about trade tensions with China that are impacting supply chains worldwide, and increased regulatory scrutiny that impacted several large tech companies. Value stocks underperformed growth stocks by a wide margin over the reporting period, largely the result of high levels of consumer optimism and tax reform that took effect in January.
[1]	The Cboe Volatility Index® (or VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.
6
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Fund Management

Christopher Bliss, CFA, Vice President and Head of the Passive Equity Team, leads the portfolio management team for Schwab’s passive equity mutual funds and ETFs. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a Managing Director and Head of Americas Institutional Index team. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Chuck Craig, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab International Index Fund. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the the funds, except for the Schwab International Index Fund. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab International Index Fund. Prior to joining CSIM in 2012, Ms. Qin spent more than four years at The Bank of New York Mellon Corporation. During that time, Ms. Qin spent more than two years as an associate equity portfolio manager and nearly two years as a performance analyst. She also worked at Wells Fargo Funds Management as a mutual fund analyst and at CIGNA Reinsurance in Risk Management group as a risk analyst.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab International Index Fund. He joined CSIM in 2008 and became a Portfolio Manager in 2014. Prior to this role, Mr. Rios served as an Associate Portfolio Manager on the Schwab Equity Index Strategies team for four years. His first role with CSIM was as a trade operation specialist. He also previously worked as a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).

Sabya Sinha, Portfolio Manager, is responsible for the day-to-day co-management of the the funds, except for the Schwab International Index Fund. Prior to joining CSIM in 2015, Mr. Sinha spent a year at F-Squared Investments on the product development and analytics team. Prior to F-Squared, he worked at IndexIQ Advisors as a senior index portfolio manager for three years and for Bank of America’s Columbia Management subsidiary as a portfolio manager for three years.
7
Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund as of October 31, 2018

The Schwab S&P 500 Index Fund’s (the fund) goal is to track the total return of the S&P 500® Index (the index), which includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. To pursue its goal, the fund seeks to replicate the performance of the index by giving the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the reporting period, U.S. large-cap stocks performed well over the reporting period. Steady economic growth, solid corporate earnings, and robust consumer spending in the U.S. helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. The Federal Reserve (Fed), in its efforts to achieve more normalized monetary policy, raised the federal funds rate four times over the reporting period. From a sector standpoint within the index, the Information Technology and the Consumer Discretionary sectors outperformed over the 12-month reporting period, while the Materials and Industrials sectors underperformed by comparison.
Performance. The fund returned 7.29% for the 12-month reporting period ended October 31, 2018, compared with the index, which returned 7.35%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Materials stocks were the largest detractors from the returns of both the index and the fund. The Materials sector, which includes companies that manufacture chemicals, construction materials, and metals, minerals and mining companies, represented an average weight of approximately 3% of the fund’s investments and returned approximately -9% for the reporting period. One example from this sector is DowDuPont, Inc. The fund’s holdings of DowDuPont, Inc. returned approximately -24%.
The Industrials sector also detracted from the return of the index and the fund. Industrials stocks represented an average weight of approximately 10% of the fund’s investments and returned approximately -1% for the reporting period.
In contrast, the fund’s holdings in the Information Technology sector were the largest contributors to the return of the fund. Information Technology stocks represented an average weight of approximately 25% of the fund’s investments and returned approximately 12%, representing the overall positive performance of companies involved in software and internet services. The fund’s holdings of Apple, Inc. are one example from this sector, returning approximately 31%.
Stocks in the Consumer Discretionary sector were another contributor to overall fund performance. Consumer Discretionary stocks represented an average weight of approximately 13% of the fund’s investments and returned approximately 18% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
8
Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab S&P 500 Index Fund (5/19/97)	7.29%	11.25%	13.16%
S&P 500® Index	7.35%	11.34%	13.24%
Fund Category: Morningstar Large Blend[3]	5.28%	9.44%	12.14%
Fund Expense Ratio[4]: 0.03%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – “Standard & Poor’s®,” “S&P®,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC (S&P), and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones) and have been licensed for use by S& P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by CSIM. The “S&P 500® Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 9, 2009, the Investor Share class, Select Share class and e.Shares class were combined into a single class of shares of the fund. The performance history of the fund prior to September 9, 2009 is that of the fund’s former Select Shares. On September 9, 2009, the Schwab Institutional Select S&P 500 Fund merged into the fund.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus.
9
Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics1
Number of Holdings	509
Weighted Average Market Cap (millions)	$227,283
Price/Earnings Ratio (P/E)	18.8
Price/Book Ratio (P/B)	3.1
Portfolio Turnover Rate	2%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
10
Schwab Equity Index Funds  |  Annual Report

Schwab 1000 Index Fund as of October 31, 2018

The Schwab 1000 Index Fund’s (the fund) goal is to match the total return of the Schwab 1000 Index® (the index), which includes the stocks of the largest 1,000 publicly traded companies in the U.S., with size being determined by market capitalization (total market value of all shares outstanding). To pursue its goal, the fund seeks to replicate the performance of the index by giving the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the reporting period, U.S. large-cap stocks performed well over the reporting period. Steady economic growth, solid corporate earnings, and robust consumer spending in the U.S. helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. The Federal Reserve (Fed), in its efforts to achieve more normalized monetary policy, raised the federal funds rate four times over the reporting period. From a sector standpoint within the index, the Information Technology and the Consumer Discretionary sectors outperformed over the 12-month reporting period, while the Materials and Industrials sectors underperformed by comparison.
Performance. The fund returned 6.84% for the 12-month reporting period ended October 31, 2018, compared with the index, which returned 6.84%.
Contributors and Detractors. Over the reporting period, the fund’s holdings in the Information Technology sector were the largest contributors to the return of the fund. Information Technology stocks represented an average weight of approximately 25% of the fund’s investments and returned approximately 13%, representing the overall positive performance of companies involved in software and internet services. The fund’s holdings of Apple, Inc. are one example from this sector, returning approximately 31%.
Stocks in the Consumer Discretionary sector were another contributor to overall fund performance. Consumer Discretionary stocks represented an average weight of approximately 13% of the fund’s investments and returned approximately 15% for the reporting period.
Materials stocks were the largest detractors from the returns of both the index and the fund. The Materials sector, which includes companies that manufacture chemicals, construction materials, and metals, minerals and mining companies, represented an average weight of approximately 3% of the fund’s investments and returned approximately -10% for the reporting period. One example from this sector is DowDuPont, Inc. The fund’s holdings of DowDuPont, Inc. returned approximately -24%.
The Industrials sector also detracted from the return of the index and the fund. Industrials stocks represented an average weight of approximately 10% of the fund’s investments and returned approximately -2% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
11
Schwab Equity Index Funds  |  Annual Report

Schwab 1000 Index Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab 1000 Index Fund (4/2/91)	6.84%	10.79%	13.08%
Schwab 1000 Index®	6.84%	10.98%	13.34%
Russell 1000® Index[3]	6.98%	11.05%	13.42%
S&P 500® Index	7.35%	11.34%	13.24%
Fund Category: Morningstar Large Blend[4]	5.28%	9.44%	12.14%
Fund Expense Ratio[5]: 0.05%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to September 18, 2009 is that of the fund’s former Investor Shares.
[3]	Effective February 28, 2018, the fund changed its secondary benchmark index from the S&P 500® Index to the Russell 1000® Index. CSIM believes that the foregoing benchmark index change provides a more appropriate comparison for evaluating the fund’s performance.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus.
12
Schwab Equity Index Funds  |  Annual Report

Schwab 1000 Index Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics1
Number of Holdings	984 [2]
Weighted Average Market Cap (millions)	$204,238
Price/Earnings Ratio (P/E)	18.5
Price/Book Ratio (P/B)	3.0
Portfolio Turnover Rate	4%
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	As a result of the Schwab 1000 Index®’s once per year reconstitution and the effects of certain corporate actions, the fund may hold less than 1,000 securities.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.
13
Schwab Equity Index Funds  |  Annual Report

Schwab Small-Cap Index Fund as of October 31, 2018

The Schwab Small-Cap Index Fund’s (the fund) goal is to track the performance of the Russell 2000® Index (the index), which is designed to measure the performance of the small-cap sector of the U.S. equity market. To pursue its goal, the fund seeks to replicate the performance of the index by giving the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the reporting period, U.S. small-cap stocks performed well over the reporting period. Steady economic growth, solid corporate earnings, and robust consumer spending in the U.S. helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. The Federal Reserve (Fed), in its efforts to achieve more normalized monetary policy, raised the federal funds rate four times over the reporting period. From a sector standpoint within the index, the Health Care and the Information Technology sectors outperformed over the 12-month reporting period, while the Industrials and Materials sectors underperformed by comparison.
Performance. The fund returned 1.93% for the 12-month reporting period ended October 31, 2018, compared with the index, which returned 1.85%.
Contributors and Detractors.  The fund’s holdings in the Health Care sector were the largest contributors to the returns of the fund. Health Care stocks represented an average weight of approximately 16% of the fund’s investments and returned approximately 12%, reflecting the overall positive performance of biopharmaceutical companies. The fund’s holdings of Nektar Therapeutics are one example from this sector, returning approximately 119% for the reporting period.
Stocks in the Information Technology sector also contributed to overall fund performance. Information Technology stocks represented an average weight of approximately 17% of the fund’s investments and returned approximately 4%.
Over the reporting period, the Industrials sector was the largest detractor from the returns of both the index and the fund. Industrial stocks represented an average weight of approximately 15% of the fund’s investments and returned approximately -4% for the reporting period. One example from this sector is Beacon Roofing Supply, Inc., a domestic distributor of roofing and building materials. The fund’s holdings of Beacon Roofing Supply, Inc. returned approximately -50% over the reporting period.
The Materials sector also detracted from the return of the index and the fund. Summit Materials, Inc. (Class A) represented an average weight of less than 1% of the fund’s investments and returned approximately -56% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
14
Schwab Equity Index Funds  |  Annual Report

Schwab Small-Cap Index Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Small-Cap Index Fund (5/19/97)	1.93%	8.04%	13.29%
Russell 2000® Index	1.85%	8.01%	12.44%
Small-Cap Spliced Index	1.85%	8.01%	13.34%
Fund Category: Morningstar Small Blend[3]	-0.07%	6.75%	12.10%
Fund Expense Ratio[4]: 0.05%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership – “Russell 2000®” is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab Small-Cap Index Fund. The Schwab Small-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to August 21, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus.
15
Schwab Equity Index Funds  |  Annual Report

Schwab Small-Cap Index Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics1
Number of Holdings	2,032
Weighted Average Market Cap (millions)	$2,190
Price/Earnings Ratio (P/E)	16.0
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate	17%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
16
Schwab Equity Index Funds  |  Annual Report

Schwab Total Stock Market Index Fund as of October 31, 2018

The Schwab Total Stock Market Index Fund’s (the fund) goal is to track the total return of the entire U.S. stock market, as measured by the Dow Jones U.S. Total Stock Market IndexSM (the index), which includes the stocks of all publicly traded companies headquartered in the U.S. for which pricing information is readily available. To pursue its investment objective, the fund uses a sampling investment approach that involves investing in a representative sample of stocks with similar risk and return characteristics as the index, and maintains a tight allocation across all sectors, market capitalizations, and valuation measures compared with the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the reporting period, U.S. stocks performed well. Steady economic growth, solid corporate earnings, and robust consumer spending in the U.S. helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. The Federal Reserve (Fed), in its efforts to achieve more normalized monetary policy, raised the federal funds rate four times over the reporting period. From a sector standpoint within the index, the Information Technology and the Consumer Discretionary sectors outperformed over the 12-month reporting period, while the Materials and Industrials sectors underperformed by comparison.
Performance. The fund returned 6.51% for the 12-month reporting period ended October 31, 2018, compared with the index, which returned 6.56%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, Materials stocks were the largest detractors from the returns of both the index and the fund. The Materials sector, which includes companies that manufacture chemicals, construction materials, and metals, minerals and mining companies, represented an average weight of approximately 3% of the fund’s investments and returned approximately -10% for the reporting period. One example from this sector is DowDuPont, Inc. The fund’s holdings of DowDuPont, Inc. returned approximately -24%.
The Industrials sector also detracted from the return of the index and the fund. Industrials stocks represented an average weight of approximately 11% of the fund’s investments and returned approximately -2% for the reporting period.
In contrast, the fund’s holdings in the Information Technology sector were the largest contributors to the return of the fund. Information Technology stocks represented an average weight of approximately 24% of the fund’s investments and returned approximately 12%, representing the overall positive performance of companies involved in software and internet services. The fund’s holdings of Apple, Inc. are one example from this sector, returning approximately 31%.
Stocks in the Consumer Discretionary sector were another contributor to overall fund performance. Consumer Discretionary stocks represented an average weight of approximately 13% of the fund’s investments and returned approximately 14% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
17
Schwab Equity Index Funds  |  Annual Report

Schwab Total Stock Market Index Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Total Stock Market Index Fund (6/1/99)	6.51%	10.71%	13.32%
Dow Jones U.S. Total Stock Market IndexSM	6.56%	10.76%	13.36%
Fund Category: Morningstar Large Blend[3]	5.28%	9.44%	12.14%
Fund Expense Ratio[4]: 0.03%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – “Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (S&P), and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones) and have been licensed for use by S& P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by CSIM. The “Dow Jones U.S. Total Stock Market IndexSM” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab Total Stock Market Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to September 18, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus.
18
Schwab Equity Index Funds  |  Annual Report

Schwab Total Stock Market Index Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics1
Number of Holdings	2,901
Weighted Average Market Cap (millions)	$189,432
Price/Earnings Ratio (P/E)	18.3
Price/Book Ratio (P/B)	2.9
Portfolio Turnover Rate	4%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
19
Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Growth Index Fund as of October 31, 2018

The Schwab U.S. Large-Cap Growth Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of large-capitalization U.S. growth stocks. To pursue its investment objective, the fund generally invests in stocks that are included in the Russell 1000® Growth Index (the index). The fund seeks to replicate the performance of the index by giving the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the reporting period, U.S. large-cap stocks performed well. Steady economic growth, solid corporate earnings, and robust consumer spending in the U.S. helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. The Federal Reserve (Fed), in its efforts to achieve more normalized monetary policy, raised the federal funds rate four times over the reporting period. From a sector standpoint within the index, the Information Technology and the Consumer Discretionary sectors outperformed over the reporting period, while the Industrials and Materials sectors underperformed by comparison.
Performance. During the reporting period of fund inception of December 20, 2017 through October 31, 2018, the fund returned 5.93%, compared with the index, which returned 5.97%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, Industrials stocks were the largest detractors from the returns of both the index and the fund. The Industrials sector, which includes manufacturers and distributors of capital goods and providers of commercial, professional, and transportation services, represented an average weight of approximately 12% of the fund’s investments and returned approximately -4% for the reporting period. One example from this sector is 3M Co. The fund’s holdings of 3M Co. returned approximately -18%.
The Materials sector also detracted from the return of the index and the fund. Materials stocks represented an average weight of approximately 3% of the fund’s investments and returned approximately -11% for the reporting period.
In contrast, the fund’s holdings in the Information Technology sector were the largest contributors to the return of the fund. Information Technology stocks represented an average weight of approximately 40% of the fund’s investments and returned approximately 11%, representing the overall positive performance of companies involved in software and internet services. The fund’s holdings of Apple, Inc. are one example from this sector, returning approximately 27%.
Stocks in the Consumer Discretionary sector were another contributor to overall fund performance. Consumer Discretionary stocks represented an average weight of approximately 18% of the fund’s investments and returned approximately 10% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
20
Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (December 20, 2017 – October 31, 2018)1

Average Annual Returns1
Fund and Inception Date	Since Inception
Fund: Schwab U.S. Large-Cap Growth Index Fund (12/20/17)	5.93%
Russell 1000® Growth Index	5.97%
Fund Category: Morningstar Large Growth[2]	N/A
Fund Expense Ratio[3]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – The Russell 1000® Growth Index is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Large-Cap Growth Index Fund. The Schwab U.S. Large-Cap Growth Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.
21
Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics1
Number of Holdings	546
Weighted Average Market Cap (millions)	$291,428
Price/Earnings Ratio (P/E)	24.8
Price/Book Ratio (P/B)	6.6
Portfolio Turnover Rate	23% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Not annualized.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.
22
Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Value Index Fund as of October 31, 2018

The Schwab U.S. Large-Cap Value Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of large-capitalization U.S. value stocks. To pursue its investment objective, the fund generally invests in stocks that are included in the Russell 1000® Value Index (the index). The fund seeks to replicate the performance of the index by giving the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the reporting period, U.S. stocks performed well. Steady economic growth, solid corporate earnings, and robust consumer spending in the U.S. helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. The Federal Reserve (Fed), in its efforts to achieve more normalized monetary policy, raised the federal funds rate four times over the reporting period. From a sector standpoint within the index, the Health Care and the Utilities sectors outperformed over the reporting period, while the Financials and Industrials sectors underperformed by comparison.
Performance. During the reporting period of fund inception of December 20, 2017 through October 31, 2018, the fund returned -1.23%, compared with the index, which returned -1.18%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, Financials stocks were the largest detractors from the returns of both the index and the fund. The Financials sector represented an average weight of approximately 26% of the fund’s investments and returned approximately -5% for the reporting period. One example from this sector is Wells Fargo & Co. The fund’s holdings of Wells Fargo & Co. returned approximately -10%.
The Industrials sector also detracted from the return of the index and the fund. Industrials stocks represented an average weight of approximately 8% of the fund’s investments and returned approximately -11% for the reporting period.
In contrast, the fund’s holdings in the Health Care sector were the largest contributors to the return of the fund. Health Care stocks represented an average weight of approximately 14% of the fund’s investments and returned approximately 10%, representing the overall positive performance of companies involved in pharmaceutical companies. The fund’s holdings of Merck & Co., Inc. are one example from this sector, returning approximately 34%.
Stocks in the Utilities sector were another contributor to overall fund performance. Utilities stocks represented an average weight of approximately 6% of the fund’s investments and returned approximately 4% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
23
Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Value Index Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (December 20, 2017 – October 31, 2018)1

Average Annual Returns1
Fund and Inception Date	Since Inception
Fund: Schwab U.S. Large-Cap Value Index Fund (12/20/17)	-1.23%
Russell 1000® Value Index	-1.18%
Fund Category: Morningstar Large Value[2]	N/A
Fund Expense Ratio[3]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – The Russell 1000® Value Index is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Large-Cap Value Index Fund. The Schwab U.S. Large-Cap Value Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.
24
Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Value Index Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics1
Number of Holdings	728
Weighted Average Market Cap (millions)	$123,563
Price/Earnings Ratio (P/E)	14.6
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate	22% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Not annualized.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.
25
Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Mid-Cap Index Fund as of October 31, 2018

The Schwab U.S. Mid-Cap Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of mid-capitalization U.S. stocks. To pursue its investment objective, the fund generally invests in stocks that are included in the Russell Midcap® Index (the index). The fund seeks to replicate the performance of the index by giving the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the reporting period, U.S. stocks performed well. Steady economic growth, solid corporate earnings, and robust consumer spending in the U.S. helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. The Federal Reserve (Fed), in its efforts to achieve more normalized monetary policy, raised the federal funds rate four times over the reporting period. From a sector standpoint within the index, the Information Technology and the Utilities sectors outperformed over the reporting period, while the Industrials and Financials sectors underperformed by comparison.
Performance. During the reporting period of fund inception of December 20, 2017 through October 31, 2018, the fund returned -1.13%, compared with the index, which returned -1.08%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, Industrials stocks were the largest detractors from the returns of both the index and the fund. The Industrials sector, which includes manufacturers and distributors of capital goods and providers of commercial, professional, and transportation services, represented an average weight of approximately 14% of the fund’s investments and returned approximately -7% for the reporting period. One example from this sector is Stanley Black & Decker, Inc. The fund’s holdings of Stanley Black & Decker, Inc. returned approximately -30%.
The Financials sector also detracted from the return of the index and the fund. Financials stocks represented an average weight of approximately 14% of the fund’s investments and returned approximately -7% for the reporting period.
In contrast, the fund’s holdings in the Information Technology sector were the largest contributors to the return of the fund. Information Technology stocks represented an average weight of approximately 18% of the fund’s investments and returned approximately 8%, representing the overall positive performance of companies involved in software and internet services. The fund’s holdings of Red Hat, Inc. are one example from this sector, returning approximately 41%.
Stocks in the Utilities sector were another contributor to overall fund performance. Utilities stocks represented an average weight of approximately 6% of the fund’s investments and returned approximately 6% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
26
Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Mid-Cap Index Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (December 20, 2017 – October 31, 2018)1

Average Annual Returns1
Fund and Inception Date	Since Inception
Fund: Schwab U.S. Mid-Cap Index Fund (12/20/17)	-1.13%
Russell Midcap® Index	-1.08%
Fund Category: Morningstar Mid-Cap Blend[2]	N/A
Fund Expense Ratio[3]: 0.05%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – The Russell Midcap® Index is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Mid-Cap Index Fund. The Schwab U.S. Mid-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.
27
Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Mid-Cap Index Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics1
Number of Holdings	790
Weighted Average Market Cap (millions)	$14,548
Price/Earnings Ratio (P/E)	16.9
Price/Book Ratio (P/B)	2.5
Portfolio Turnover Rate	15% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Not annualized.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.
28
Schwab Equity Index Funds  |  Annual Report

Schwab International Index Fund as of October 31, 2018

The Schwab International Index Fund’s (the fund) goal is to track the performance of the MSCI EAFE® Index (Net) (the index), which measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the U.S. To pursue its goal, the fund seeks to replicate the performance of the index by giving the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Stocks in developed international markets struggled over the reporting period, underperforming U.S. stocks. Conditions in developed international markets softened from multiple fronts including slowing growth, rising oil prices, trade concerns, higher inflation, and tepid wage growth that constrained consumer spending. Volatility spiked in both February and October, driving stocks down. Many central banks, including the European Central Bank and the Bank of Japan, maintained generally accommodative monetary policies and the Bank of England raised its key interest rate twice during the period. Over the period the U.S. dollar appreciated against a basket of international currencies, putting pressure on overseas investments in U.S. dollar terms.
Performance. The fund returned -7.11% for the 12-month reporting period ended October 31, 2018, compared with the index, which returned -6.85%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. Also, timing differences in foreign exchange calculations contributed to, and fair valuation of the fund’s holdings detracted from, the fund’s relative performance.1
Contributors and Detractors. From a country perspective, stocks from Germany detracted the most from the fund’s and the index’s return. Representing an average weight of approximately 10% of the fund’s investments, German stocks returned approximately -14% in U.S. dollar terms. Among the fund’s German holdings, the largest detractor from fund performance was Bayer AG, which returned approximately -38% for the reporting period.
Stocks from Japan also dampened fund returns. Representing an average weight of approximately 24% of the fund’s investments, stocks from Japan returned approximately -3% in U.S. dollar terms.
By comparison, stocks from Switzerland contributed the most to the total return of both the index and the fund. Representing an average weight of approximately 8% of the fund’s investments, Swiss stocks returned less than 1% for the period. One example from Switzerland is Novartis AG. The fund’s holdings of Novartis AG contributed to performance and returned approximately 10% for the reporting period.
Stocks from Israel also contributed to fund returns. Representing an average weight of less than 1% of the fund’s investments, stocks from Israel returned approximately 17% in U.S. dollar terms.
Management views and portfolio holdings may have changed since the report date.
[1]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
29
Schwab Equity Index Funds  |  Annual Report

Schwab International Index Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab International Index Fund (5/19/97)	-7.11%	1.98%	6.55%
MSCI EAFE® Index (Net)[3]	-6.85%	2.02%	6.89%
International Spliced Index	-6.85%	2.02%	6.79%
Fund Category: Morningstar Foreign Large Blend[4]	-8.26%	1.62%	6.50%
Fund Expense Ratio[5]: 0.06%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
Index ownership – “MSCI EAFE®” is a registered mark of MSCI and has been licensed for use by the Schwab International Index Fund. The Schwab International Index Fund is not sponsored, endorsed, sold or promoted by MSCI and MSCI bears no liability with respect to the fund. The Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to August 21, 2009 is that of the fund’s former Select Shares.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus.
30
Schwab Equity Index Funds  |  Annual Report

Schwab International Index Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics1
Number of Holdings	936
Weighted Average Market Cap (millions)	$59,078
Price/Earnings Ratio (P/E)	13.2
Price/Book Ratio (P/B)	1.5
Portfolio Turnover Rate	5%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
31
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2018 and held through October 31, 2018.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 5/1/18	Ending Account Value (Net of Expenses) at 10/31/18	Expenses Paid During Period 5/1/18-10/31/18[2]
Schwab S&P 500 Index Fund
Actual Return	0.03%	$1,000.00	$1,033.60	$0.15
Hypothetical 5% Return	0.03%	$1,000.00	$1,025.05	$0.15
Schwab 1000 Index Fund
Actual Return	0.05%	$1,000.00	$1,028.90	$0.26
Hypothetical 5% Return	0.05%	$1,000.00	$1,024.95	$0.26
Schwab Small-Cap Index Fund
Actual Return	0.05%	$1,000.00	$ 986.40	$0.25
Hypothetical 5% Return	0.05%	$1,000.00	$1,024.95	$0.26
Schwab Total Stock Market Index Fund
Actual Return	0.03%	$1,000.00	$1,026.50	$0.15
Hypothetical 5% Return	0.03%	$1,000.00	$1,025.05	$0.15
Schwab U.S. Large-Cap Growth Index Fund[3]
Actual Return	0.03%	$1,000.00	$1,047.20	$0.15
Hypothetical 5% Return	0.03%	$1,000.00	$1,025.05	$0.15
Schwab U.S. Large-Cap Value Index Fund[3]
Actual Return	0.03%	$1,000.00	$1,010.20	$0.15
Hypothetical 5% Return	0.03%	$1,000.00	$1,025.05	$0.15
Schwab U.S. Mid-Cap Index Fund[3]
Actual Return	0.04%	$1,000.00	$ 991.00	$0.20
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab International Index Fund
Actual Return	0.06%	$1,000.00	$ 903.00	$0.29
Hypothetical 5% Return	0.06%	$1,000.00	$1,024.90	$0.31

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
[3]	For the period beginning with each fund’s commencement of operations through June 30, 2018, the investment adviser has voluntarily agreed to waive each fund’s management fees to 0.00%. If the investment adviser had not voluntarily agreed to waive each fund’s management fees the expense ratios would have been 0.04%, 0.04% and 0.05% for the Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, and Schwab U.S. Mid-Cap Index Fund, respectively. If the voluntary waiver had not been in place since commencement of operations throughout the entire most recent fiscal half-year the Expenses Paid During the period under the actual return and hypothetical 5% return example would have been the following; Schwab U.S. Large-Cap Growth Index Fund, $0.21 and $0.20, respectively, Schwab U.S. Large-Cap Value Index Fund, $0.20 and $0.20, respectively, and for Schwab U.S. Mid-Cap Index Fund, $0.25 and $0.26, respectively (see financial note 4).
32
Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$40.23	$33.38	$33.00	$31.99	$27.78
Income (loss) from investment operations:
Net investment income (loss)	0.80 [1]	0.74 [1]	0.69 [1]	0.67 [1]	0.56
Net realized and unrealized gains (losses)	2.12	6.99	0.69	0.92	4.13
Total from investment operations	2.92	7.73	1.38	1.59	4.69
Less distributions:
Distributions from net investment income	(0.72)	(0.69)	(0.68)	(0.58)	(0.48)
Distributions from net realized gains	(0.02)	(0.19)	(0.32)	—	—
Total distributions	(0.74)	(0.88)	(1.00)	(0.58)	(0.48)
Net asset value at end of period	$42.41	$40.23	$33.38	$33.00	$31.99
Total return	7.29%	23.57%	4.40%	5.10%	17.16%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.03%	0.05% [2]	0.09%	0.09%	0.09%
Net operating expenses	N/A [3]	0.05% [2]	0.09%	0.09%	0.09%
Net investment income (loss)	1.88%	2.01%	2.12%	2.07%	1.89%
Portfolio turnover rate	2%	2%	2%	2%	2%
Net assets, end of period (x 1,000,000)	$34,410	$29,999	$22,675	$21,587	$20,473

1
Calculated based on the average shares outstanding during the period.
2
Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective March 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
33
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Condensed Portfolio Holdings  as of October 31, 2018

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the SEC’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.5% of net assets

Automobiles & Components 0.5%
Other Securities		0.5	187,377,075

Banks 6.0%
Bank of America Corp.	13,874,551	1.1	381,550,152
Citigroup, Inc.	3,759,597	0.7	246,103,220
JPMorgan Chase & Co.	5,018,898	1.6	547,160,260
Wells Fargo & Co.	6,474,192	1.0	344,621,240
Other Securities		1.6	539,799,234
		6.0	2,059,234,106

Capital Goods 6.5%
3M Co.	877,459	0.5	166,945,349
Honeywell International, Inc.	1,110,785	0.5	160,863,884
The Boeing Co.	798,238	0.8	283,262,737
Other Securities		4.7	1,611,939,105
		6.5	2,223,011,075

Commercial & Professional Services 0.7%
Other Securities		0.7	230,388,466

Consumer Durables & Apparel 1.1%
Other Securities		1.1	381,410,056

Consumer Services 1.7%
McDonald's Corp.	1,159,897	0.6	205,185,779
Other Securities		1.1	395,590,859
		1.7	600,776,638

Diversified Financials 5.2%
Berkshire Hathaway, Inc., Class B *	2,912,136	1.7	597,803,278
The Charles Schwab Corp. (a)	1,787,189	0.2	82,639,619
Other Securities		3.3	1,116,465,211
		5.2	1,796,908,108

Energy 5.7%
Chevron Corp.	2,861,949	0.9	319,536,606
Exxon Mobil Corp.	6,323,254	1.5	503,836,879
Other Securities		3.3	1,124,586,530
		5.7	1,947,960,015

Security	Number of Shares	% of Net Assets	Value ($)
Food & Staples Retailing 1.6%
Walmart, Inc.	2,143,676	0.6	214,967,829
Other Securities		1.0	336,795,966
		1.6	551,763,795

Food, Beverage & Tobacco 4.1%
Altria Group, Inc.	2,816,400	0.5	183,178,656
PepsiCo, Inc.	2,113,296	0.7	237,492,204
Philip Morris International, Inc.	2,323,205	0.6	204,604,664
The Coca-Cola Co.	5,719,616	0.8	273,855,214
Other Securities		1.5	503,538,496
		4.1	1,402,669,234

Health Care Equipment & Services 6.7%
Abbott Laboratories	2,622,672	0.5	180,807,008
Medtronic plc	2,019,861	0.5	181,423,915
UnitedHealth Group, Inc.	1,437,759	1.1	375,758,315
Other Securities		4.6	1,562,745,206
		6.7	2,300,734,444

Household & Personal Products 1.6%
The Procter & Gamble Co.	3,715,479	1.0	329,488,678
Other Securities		0.6	234,887,565
		1.6	564,376,243

Insurance 2.3%
Other Securities		2.3	791,708,044

Materials 2.5%
DowDuPont, Inc.	3,451,538	0.5	186,106,929
Other Securities		2.0	689,847,198
		2.5	875,954,127

Media & Entertainment 8.0%
Alphabet, Inc., Class A *	446,461	1.4	486,901,437
Alphabet, Inc., Class C *	459,916	1.4	495,223,751
Comcast Corp., Class A	6,835,957	0.8	260,723,400
Facebook, Inc., Class A *	3,602,960	1.6	546,893,299
Netflix, Inc. *	650,783	0.6	196,393,294
The Walt Disney Co.	2,221,624	0.7	255,109,084
Other Securities		1.5	504,622,209
		8.0	2,745,866,474

34
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 8.3%
AbbVie, Inc.	2,262,506	0.5	176,136,092
Amgen, Inc.	967,553	0.5	186,534,543
Eli Lilly & Co.	1,429,821	0.5	155,049,789
Johnson & Johnson	4,007,255	1.6	560,975,627
Merck & Co., Inc.	3,973,236	0.8	292,469,902
Pfizer, Inc.	8,756,446	1.1	377,052,565
Other Securities		3.3	1,093,744,249
		8.3	2,841,962,767

Real Estate 2.8%
Other Securities		2.8	957,450,389

Retailing 6.3%
Amazon.com, Inc. *	611,796	2.8	977,656,126
The Home Depot, Inc.	1,708,116	0.9	300,423,442
Other Securities		2.6	904,776,456
		6.3	2,182,856,024

Semiconductors & Semiconductor Equipment 3.6%
Intel Corp.	6,890,052	0.9	323,005,638
NVIDIA Corp.	908,893	0.6	191,621,911
Other Securities		2.1	741,048,308
		3.6	1,255,675,857

Software & Services 10.6%
Accenture plc, Class A	957,149	0.4	150,865,825
Adobe Systems, Inc. *	732,375	0.5	179,988,480
International Business Machines Corp.	1,364,190	0.5	157,468,452
Mastercard, Inc., Class A	1,362,997	0.8	269,423,617
Microsoft Corp.	11,454,945	3.6	1,223,502,675
Oracle Corp.	4,224,014	0.6	206,300,844
salesforce.com, Inc. *	1,130,164	0.5	155,103,707
Visa, Inc., Class A	2,654,066	1.1	365,862,998
Other Securities		2.6	949,378,440
		10.6	3,657,895,038

Technology Hardware & Equipment 6.4%
Apple, Inc.	6,853,256	4.4	1,499,903,608
Cisco Systems, Inc.	6,833,864	0.9	312,649,278
Other Securities		1.1	377,578,705
		6.4	2,190,131,591

Security	Number of Shares	% of Net Assets	Value ($)
Telecommunication Services 2.1%
AT&T, Inc.	10,850,840	1.0	332,903,771
Verizon Communications, Inc.	6,173,654	1.0	352,453,907
Other Securities		0.1	29,223,000
		2.1	714,580,678

Transportation 2.1%
Union Pacific Corp.	1,105,758	0.5	161,683,935
Other Securities		1.6	561,715,024
		2.1	723,398,959

Utilities 3.1%
Other Securities		3.1	1,059,687,391
Total Common Stock
(Cost $18,256,237,629)			34,243,776,594
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.4% of net assets

Time Deposits 0.4%
Other Securities		0.4	139,670,756
Total Short-Term Investments
(Cost $139,670,756)			139,670,756

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/21/18	1,250	169,443,750	(2,947,583)
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	The rate shown is the current daily overnight rate.

The fund owns shares of an affiliate, The Charles Schwab Corp., since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended October 31, 2018:
	Balance of Shares Held at 10/31/17	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Dividends Received
The Charles Schwab Corp.	1,598,881	223,308	(35,000)	1,787,189	$815,358	$6,609	$691,956

35
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$34,243,776,594	$—	$—	$34,243,776,594
Short-Term Investments[1]	—	139,670,756	—	139,670,756
Liabilities
Futures Contracts[2]	(2,947,583)	—	—	(2,947,583)
Total	$34,240,829,011	$139,670,756	$—	$34,380,499,767
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
36
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investment in affiliated issuer, at value (cost $37,574,589)		$82,639,619
Investments in unaffiliated issuers, at value (cost $18,358,333,796)		34,300,807,731
Deposit with broker for futures contracts		13,260,000
Receivables:
Investments sold		4,079,595
Fund shares sold		73,852,021
Dividends		30,712,919
Variation margin on futures contracts		1,359,706
Income from securities on loan		7,537
Interest	+	5,975
Total assets		34,506,725,103
Liabilities
Payables:
Investments bought		64,464,260
Investment adviser fees		898,907
Fund shares redeemed	+	31,634,450
Total liabilities		96,997,617
Net Assets
Total assets		34,506,725,103
Total liabilities	–	96,997,617
Net assets		$34,409,727,486
Net Assets by Source
Capital received from investors		17,871,253,613
Total distributable earnings[1]		16,538,473,873

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$34,409,727,486		811,308,441		$42.41

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).
37
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends received from affiliated issuer		$691,956
Dividends received from unaffiliated issuers		637,197,254
Interest		1,272,822
Securities on loan, net	+	458,450
Total investment income		639,620,482
Expenses
Investment adviser fees		10,065,164
Total expenses	–	10,065,164
Net investment income		629,555,318
Realized and Unrealized Gains (Losses)
Net realized gains on affiliated issuer		6,609
Net realized gains on unaffiliated issuers		66,120,560
Net realized gains on futures contracts	+	15,844,561
Net realized gains		81,971,730
Net change in unrealized appreciation (depreciation) on affiliated issuer		815,358
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		1,496,778,563
Net change in unrealized appreciation (depreciation) on futures contracts	+	(4,055,289)
Net change in unrealized appreciation (depreciation)	+	1,493,538,632
Net realized and unrealized gains		1,575,510,362
Increase in net assets resulting from operations		$2,205,065,680
38
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$629,555,318	$531,949,288
Net realized gains (losses)		81,971,730	(9,643,477)
Net change in unrealized appreciation (depreciation)	+	1,493,538,632	4,977,368,643
Increase in net assets from operations		2,205,065,680	5,499,674,454
Distributions to Shareholders1
Total distributions		($554,866,625)	($598,223,809)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		185,822,593	$7,893,283,318	179,562,912	$6,615,177,231
Shares reinvested		11,333,723	469,442,817	14,654,966	509,406,624
Shares redeemed	+	(131,541,240)	(5,601,858,204)	(127,842,782)	(4,701,911,186)
Net transactions in fund shares		65,615,076	$2,760,867,931	66,375,096	$2,422,672,669
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		745,693,365	$29,998,660,500	679,318,269	$22,674,537,186
Total increase	+	65,615,076	4,411,066,986	66,375,096	7,324,123,314
End of period[2]		811,308,441	$34,409,727,486	745,693,365	$29,998,660,500
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $467,541,204 from net investment income and $130,682,605 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 10 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $428,200,409 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
39
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$62.61	$52.40	$53.67	$53.63	$48.31
Income (loss) from investment operations:
Net investment income (loss)[1]	1.18	1.08	0.95	0.94	0.83
Net realized and unrealized gains (losses)	3.05	10.96	0.92	1.40	6.74
Total from investment operations	4.23	12.04	1.87	2.34	7.57
Less distributions:
Distributions from net investment income	(1.10)	(0.97)	(0.96)	(0.86)	(0.75)
Distributions from net realized gains	(1.55)	(0.86)	(2.18)	(1.44)	(1.50)
Total distributions	(2.65)	(1.83)	(3.14)	(2.30)	(2.25)
Net asset value at end of period	$64.19	$62.61	$52.40	$53.67	$53.63
Total return	6.84%	23.52%	3.87%	4.66%	16.36%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.05%	0.14% [2]	0.33%	0.33%	0.33%
Net operating expenses	N/A [3]	0.12% [2]	0.29%	0.29%	0.29%
Net investment income (loss)	1.82%	1.87%	1.86%	1.77%	1.64%
Portfolio turnover rate	4%	5%	3%	4%	4%
Net assets, end of period (x 1,000,000)	$7,909	$7,681	$6,432	$6,550	$6,586

1
Calculated based on the average shares outstanding during the period.
2
Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective March 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
40
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Condensed Portfolio Holdings  as of October 31, 2018

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the SEC’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.8% of net assets

Automobiles & Components 0.8%
Other Securities		0.8	64,321,197

Banks 6.1%
Bank of America Corp.	2,856,261	1.0	78,547,178
Citigroup, Inc.	773,828	0.6	50,654,781
JPMorgan Chase & Co.	1,033,878	1.4	112,713,380
Wells Fargo & Co.	1,333,034	0.9	70,957,400
Other Securities		2.2	166,807,204
		6.1	479,679,943

Capital Goods 6.7%
3M Co.	180,854	0.4	34,409,282
Honeywell International, Inc.	228,017	0.4	33,021,422
The Boeing Co.	164,298	0.7	58,302,788
Other Securities		5.2	404,356,159
		6.7	530,089,651

Commercial & Professional Services 0.8%
Other Securities		0.8	63,396,007

Consumer Durables & Apparel 1.2%
Other Securities		1.2	90,965,268

Consumer Services 2.1%
McDonald's Corp.	238,489	0.5	42,188,704
Other Securities		1.6	122,460,235
		2.1	164,648,939

Diversified Financials 5.2%
Berkshire Hathaway, Inc., Class B *	599,756	1.6	123,117,912
The Charles Schwab Corp. (b)	368,065	0.2	17,019,325
Other Securities		3.4	274,202,839
		5.2	414,340,076

Energy 5.5%
Chevron Corp.	589,437	0.8	65,810,641
Exxon Mobil Corp.	1,302,741	1.3	103,802,403
Other Securities		3.4	264,541,841
		5.5	434,154,885

Security	Number of Shares	% of Net Assets	Value ($)
Food & Staples Retailing 1.5%
Walmart, Inc.	442,206	0.6	44,344,418
Other Securities		0.9	72,607,081
		1.5	116,951,499

Food, Beverage & Tobacco 3.8%
Altria Group, Inc.	579,205	0.5	37,671,493
PepsiCo, Inc.	435,746	0.6	48,969,136
Philip Morris International, Inc.	478,165	0.5	42,111,992
The Coca-Cola Co.	1,176,942	0.7	56,351,983
Other Securities		1.5	118,245,665
		3.8	303,350,269

Health Care Equipment & Services 6.5%
Abbott Laboratories	539,301	0.5	37,179,411
Medtronic plc	415,222	0.5	37,295,240
UnitedHealth Group, Inc.	296,026	1.0	77,366,395
Other Securities		4.5	358,507,939
		6.5	510,348,985

Household & Personal Products 1.5%
The Procter & Gamble Co.	766,263	0.9	67,952,203
Other Securities		0.6	53,188,178
		1.5	121,140,381

Insurance 2.5%
Other Securities		2.5	200,602,527

Materials 2.8%
DowDuPont, Inc.	710,941	0.5	38,333,939
Other Securities		2.3	184,014,963
		2.8	222,348,902

Media & Entertainment 7.6%
Alphabet, Inc., Class A *	91,981	1.3	100,312,639
Alphabet, Inc., Class C *	94,742	1.3	102,015,343
Comcast Corp., Class A	1,405,955	0.7	53,623,124
Facebook, Inc., Class A *	742,452	1.4	112,696,789
Netflix, Inc. *	134,000	0.5	40,438,520
The Walt Disney Co.	457,540	0.7	52,539,318
Other Securities		1.7	140,841,056
		7.6	602,466,789

41
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 7.9%
AbbVie, Inc.	465,775	0.5	36,260,584
Amgen, Inc.	198,794	0.5	38,325,495
Eli Lilly & Co.	293,904	0.4	31,870,950
Johnson & Johnson	825,525	1.5	115,565,245
Merck & Co., Inc.	819,518	0.8	60,324,720
Pfizer, Inc.	1,803,607	1.0	77,663,317
Other Securities		3.2	268,158,493
		7.9	628,168,804

Real Estate 3.4%
Other Securities		3.4	272,220,452

Retailing 5.9%
Amazon.com, Inc. *	126,086	2.5	201,486,689
The Home Depot, Inc.	352,135	0.8	61,933,504
Other Securities		2.6	205,797,004
		5.9	469,217,197

Semiconductors & Semiconductor Equipment 3.6%
Intel Corp.	1,419,212	0.8	66,532,659
NVIDIA Corp.	186,999	0.5	39,424,999
Other Securities		2.3	176,042,145
		3.6	281,999,803

Software & Services 11.0%
Accenture plc, Class A	197,480	0.4	31,126,798
Adobe Systems, Inc. *	150,522	0.5	36,992,287
International Business Machines Corp.	280,688	0.4	32,399,816
Mastercard, Inc., Class A	280,529	0.7	55,452,167
Microsoft Corp.	2,359,444	3.2	252,012,214
Oracle Corp.	869,459	0.5	42,464,378
salesforce.com, Inc. *	232,240	0.4	31,872,618
Visa, Inc., Class A	546,200	1.0	75,293,670
Other Securities		3.9	310,918,852
		11.0	868,532,800

Technology Hardware & Equipment 6.2%
Apple, Inc.	1,411,816	3.9	308,990,050
Cisco Systems, Inc.	1,404,915	0.8	64,274,861
Other Securities		1.5	115,660,937
		6.2	488,925,848

Telecommunication Services 2.0%
AT&T, Inc.	2,233,602	0.9	68,526,909
Verizon Communications, Inc.	1,271,395	0.9	72,583,941
Other Securities		0.2	15,633,698
		2.0	156,744,548

Security	Number of Shares	% of Net Assets	Value ($)
Transportation 2.1%
Union Pacific Corp.	227,824	0.4	33,312,425
Other Securities		1.7	131,084,233
		2.1	164,396,658

Utilities 3.1%
Other Securities		3.1	244,239,183
Total Common Stock
(Cost $2,167,214,529)			7,893,250,611

Other Investment Companies 0.2% of net assets

Money Market Fund 0.1%
Other Securities		0.1	9,919,797

Securities Lending Collateral 0.1%
Other Securities		0.1	8,913,700
Total Other Investment Companies
(Cost $18,833,497)			18,833,497

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/21/18	117	15,859,935	(492,861)
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $8,703,941.
(b)	Issuer is affiliated with the fund's investment adviser.
(c)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

42
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

The fund owns shares of an affiliate, The Charles Schwab Corp., since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended October 31, 2018:
	Balance of Shares Held at 10/31/17	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Dividends Received
The Charles Schwab Corp.	375,265	12,300	(19,500)	368,065	$97,737	$427,305	$149,149

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$7,893,250,611	$—	$—	$7,893,250,611
Other Investment Companies[1]	18,833,497	—	—	18,833,497
Liabilities
Futures Contracts[2]	(492,861)	—	—	(492,861)
Total	$7,911,591,247	$—	$—	$7,911,591,247
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
43
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investment in affiliated issuer, at value (cost $2,304,057)		$17,019,325
Investments in unaffiliated issuers, at value (cost $2,174,830,269) including securities on loan of $8,703,941		7,886,151,083
Collateral invested for securities on loan, at value (cost $8,913,700)		8,913,700
Deposit with broker for futures contracts		1,092,000
Receivables:
Investments sold		10,635,248
Dividends		6,765,937
Fund shares sold		3,043,973
Variation margin on futures contracts		150,930
Income from securities on loan		13,698
Foreign tax reclaims	+	1,682
Total assets		7,933,787,576
Liabilities
Collateral held for securities on loan		8,913,700
Payables:
Investments bought		13,291,600
Investment adviser fees		345,947
Fund shares redeemed	+	2,086,095
Total liabilities		24,637,342
Net Assets
Total assets		7,933,787,576
Total liabilities	–	24,637,342
Net assets		$7,909,150,234
Net Assets by Source
Capital received from investors		1,753,878,281
Total distributable earnings[1]		6,155,271,953

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$7,909,150,234		123,223,355		$64.19

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).
44
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends received from affiliated issuer		$149,149
Dividends received from unaffiliated issuers (net of foreign withholding tax of $8,850)		150,545,991
Securities on loan, net	+	371,848
Total investment income		151,066,988
Expenses
Investment adviser fees		4,038,702
Total expenses	–	4,038,702
Net investment income		147,028,286
Realized and Unrealized Gains (Losses)
Net realized gains on affiliated issuer		427,305
Net realized gains on unaffiliated issuers		282,064,000
Net realized gains on futures contracts	+	5,709,721
Net realized gains		288,201,026
Net change in unrealized appreciation (depreciation) on affiliated issuer		97,737
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		91,516,528
Net change in unrealized appreciation (depreciation) on futures contracts	+	(1,117,778)
Net change in unrealized appreciation (depreciation)	+	90,496,487
Net realized and unrealized gains		378,697,513
Increase in net assets resulting from operations		$525,725,799
45
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$147,028,286	$133,035,258
Net realized gains		288,201,026	190,829,677
Net change in unrealized appreciation (depreciation)	+	90,496,487	1,158,864,872
Increase in net assets from operations		525,725,799	1,482,729,807
Distributions to Shareholders1
Total distributions		($324,267,848)	($222,794,384)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,381,000	$542,615,615	8,174,082	$469,813,117
Shares reinvested		4,263,951	268,287,801	3,447,950	186,706,519
Shares redeemed	+	(12,091,730)	(783,914,000)	(11,718,276)	(668,209,704)
Net transactions in fund shares		553,221	$26,989,416	(96,244)	($11,690,068)
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		122,670,134	$7,680,702,867	122,766,378	$6,432,457,512
Total increase or decrease	+	553,221	228,447,367	(96,244)	1,248,245,355
End of period[2]		123,223,355	$7,909,150,234	122,670,134	$7,680,702,867
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $118,201,282 from net investment income and $104,593,102 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 10 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $106,037,341 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
46
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$31.45	$25.60	$26.29	$28.13	$27.62
Income (loss) from investment operations:
Net investment income (loss)[1]	0.43	0.38	0.39	0.38	0.35
Net realized and unrealized gains (losses)	0.20	6.62	0.59	(0.34)	1.76
Total from investment operations	0.63	7.00	0.98	0.04	2.11
Less distributions:
Distributions from net investment income	(0.39)	(0.39)	(0.36)	(0.34)	(0.31)
Distributions from net realized gains	(1.21)	(0.76)	(1.31)	(1.54)	(1.29)
Total distributions	(1.60)	(1.15)	(1.67)	(1.88)	(1.60)
Net asset value at end of period	$30.48	$31.45	$25.60	$26.29	$28.13
Total return	1.93%	27.84%	4.17%	0.36%	8.08%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.05%	0.10% [2]	0.20%	0.20%	0.21%
Net operating expenses	N/A [3]	0.09% [2]	0.17%	0.17%	0.17%
Net investment income (loss)	1.33%	1.31%	1.60%	1.37%	1.27%
Portfolio turnover rate	17%	11%	17%	17%	12%
Net assets, end of period (x 1,000,000)	$3,874	$3,531	$2,619	$2,607	$2,567

1
Calculated based on the average shares outstanding during the period.
2
Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective March 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
47
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Condensed Portfolio Holdings  as of October 31, 2018

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the SEC’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.5% of net assets

Automobiles & Components 1.0%
Other Securities		1.0	40,216,966

Banks 11.8%
Essent Group Ltd. *	183,967	0.2	7,251,979
First Financial Bankshares, Inc.	124,565	0.2	7,348,089
IBERIABANK Corp.	106,814	0.2	7,956,575
MB Financial, Inc.	158,949	0.2	7,055,746
MGIC Investment Corp. *	693,069	0.2	8,462,372
Radian Group, Inc.	413,839	0.2	7,941,570
Other Securities		10.6	412,464,603
		11.8	458,480,934

Capital Goods 9.3%
EMCOR Group, Inc.	110,980	0.2	7,877,360
Woodward, Inc.	102,425	0.2	7,542,577
Other Securities		8.9	343,401,471
		9.3	358,821,408

Commercial & Professional Services 4.1%
Insperity, Inc.	73,029	0.2	8,022,236
Tetra Tech, Inc.	106,235	0.2	7,015,759
Other Securities		3.7	142,369,053
		4.1	157,407,048

Consumer Durables & Apparel 2.8%
Deckers Outdoor Corp. *	57,903	0.2	7,363,525
Other Securities		2.6	99,710,099
		2.8	107,073,624

Consumer Services 3.9%
Planet Fitness, Inc., Class A *	169,543	0.2	8,322,866
Texas Roadhouse, Inc.	129,797	0.2	7,847,527
Other Securities		3.5	133,385,292
		3.9	149,555,685

Diversified Financials 3.2%
Blackstone Mortgage Trust, Inc., Class A	213,794	0.2	7,213,410
Green Dot Corp., Class A *	92,761	0.2	7,025,718
Other Securities		2.8	109,905,034
		3.2	124,144,162

Security	Number of Shares	% of Net Assets	Value ($)
Energy 4.6%
Other Securities		4.6	176,269,225

Food & Staples Retailing 0.6%
Other Securities		0.6	23,360,025

Food, Beverage & Tobacco 1.6%
Other Securities		1.6	63,682,920

Health Care Equipment & Services 6.9%
Globus Medical, Inc., Class A *	139,309	0.2	7,362,481
Haemonetics Corp. *	99,569	0.3	10,401,973
HealthEquity, Inc. *	103,730	0.2	9,522,414
LivaNova plc *	93,246	0.3	10,442,620
Medidata Solutions, Inc. *	110,831	0.2	7,791,419
Teladoc Health, Inc. *	128,635	0.2	8,919,551
Other Securities		5.5	212,495,421
		6.9	266,935,879

Household & Personal Products 0.6%
Other Securities		0.6	23,368,226

Insurance 2.8%
Kemper Corp.	101,049	0.2	7,597,874
Primerica, Inc.	82,647	0.2	9,069,682
Selective Insurance Group, Inc.	111,165	0.2	7,209,050
Other Securities		2.2	84,893,585
		2.8	108,770,191

Materials 4.0%
Ingevity Corp. *	81,335	0.2	7,407,992
Other Securities		3.8	146,223,055
		4.0	153,631,047

Media & Entertainment 2.5%
Other Securities		2.5	98,330,764

Pharmaceuticals, Biotechnology & Life Sciences 8.8%
Endo International plc *	430,737	0.2	7,296,685
Loxo Oncology, Inc. *	51,776	0.2	7,904,124
Other Securities		8.4	327,370,603
		8.8	342,571,412

48
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Real Estate 7.1%
First Industrial Realty Trust, Inc.	238,437	0.2	7,320,016
Sabra Health Care REIT, Inc.	341,361	0.2	7,390,466
Other Securities		6.7	258,980,560
		7.1	273,691,042

Retailing 4.6%
American Eagle Outfitters, Inc.	309,828	0.2	7,144,634
Etsy, Inc. *	229,167	0.3	9,744,181
Five Below, Inc. *	104,694	0.3	11,916,271
Ollie's Bargain Outlet Holdings, Inc. *	95,441	0.2	8,866,469
Other Securities		3.6	140,863,437
		4.6	178,534,992

Semiconductors & Semiconductor Equipment 2.4%
Cree, Inc. *	193,113	0.2	7,496,647
Entegris, Inc.	272,819	0.2	7,240,616
Integrated Device Technology, Inc. *	248,131	0.3	11,615,012
Other Securities		1.7	68,120,578
		2.4	94,472,853

Software & Services 7.0%
CACI International, Inc., Class A *	46,935	0.2	8,376,020
HubSpot, Inc. *	69,525	0.2	9,431,066
MAXIMUS, Inc.	122,059	0.2	7,930,173
New Relic, Inc. *	85,086	0.2	7,593,925
The Trade Desk, Inc., Class A *	62,467	0.2	7,717,798
Other Securities		6.0	229,255,323
		7.0	270,304,305

Technology Hardware & Equipment 4.3%
Ciena Corp. *	274,502	0.2	8,580,933
Other Securities		4.1	157,187,425
		4.3	165,768,358

Telecommunication Services 0.8%
Other Securities		0.8	32,211,936

Transportation 1.4%
Other Securities		1.4	55,433,421

Utilities 3.4%
ALLETE, Inc.	98,634	0.2	7,298,916
IDACORP, Inc.	96,498	0.2	8,999,403
New Jersey Resources Corp.	166,962	0.2	7,529,986
ONE Gas, Inc.	99,658	0.2	7,864,013
Portland General Electric Co.	170,988	0.2	7,708,139
Southwest Gas Holdings, Inc.	94,044	0.2	7,266,780
Other Securities		2.2	84,498,184
		3.4	131,165,421
Total Common Stock
(Cost $2,978,324,544)			3,854,201,844

Security	Number of Shares	% of Net Assets	Value ($)
Rights 0.0% of net assets

Materials 0.0%
Other Securities		0.0	97,183

Media & Entertainment 0.0%
Other Securities		0.0	14,883

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Other Securities		0.0	158,825
Total Rights
(Cost $98,025)			270,891

Other Investment Company 2.0% of net assets

Securities Lending Collateral 2.0%
Wells Fargo Government Money Market Fund, Select Class 2.07% (c)	78,767,055	2.0	78,767,055
Total Other Investment Company
(Cost $78,767,055)			78,767,055
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.3% of net assets

Time Deposits 0.3%
Sumitomo Mitsui Banking Corp. 1.54%, 11/01/18 (d)	8,862,175	0.2	8,862,175
Other Securities		0.1	2,753,291
		0.3	11,615,466
Total Short-Term Investments
(Cost $11,615,466)			11,615,466

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Russell 2000 Index, e-mini expires 12/21/18	242	18,293,990	(264,426)
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $76,500,514.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

49
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$3,700,570,797	$—	$—	$3,700,570,797
Materials	153,631,047	—	— *	153,631,047
Rights [1]
Materials	—	—	97,183	97,183
Media & Entertainment	—	—	14,883	14,883
Pharmaceuticals, Biotechnology & Life Sciences	—	—	158,825 *	158,825
Other Investment Company[1]	78,767,055	—	—	78,767,055
Short-Term Investments[1]	—	11,615,466	—	11,615,466
Liabilities
Futures Contracts[2]	(264,426)	—	—	(264,426)
Total	$3,932,704,473	$11,615,466	$270,891	$3,944,590,830
*	Level 3 amount shown includes securities determined to have no value at October 31, 2018.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
50
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $2,990,038,035) including securities on loan of $76,500,514		$3,866,088,201
Collateral invested for securities on loan, at value (cost $78,767,055)		78,767,055
Deposit with broker for futures contracts		2,404,650
Receivables:
Fund shares sold		6,860,421
Dividends		1,663,804
Income from securities on loan		301,179
Foreign tax reclaims		1,110
Interest	+	465
Total assets		3,956,086,885
Liabilities
Collateral held for securities on loan		78,767,055
Payables:
Investments bought		757,749
Investment adviser fees		170,794
Fund shares redeemed		2,579,740
Variation margin on futures contracts	+	1,934
Total liabilities		82,277,272
Net Assets
Total assets		3,956,086,885
Total liabilities	–	82,277,272
Net assets		$3,873,809,613
Net Assets by Source
Capital received from investors		2,707,685,810
Total distributable earnings[1]		1,166,123,803

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$3,873,809,613		127,083,163		$30.48

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).
51
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends (net of foreign withholding tax of $10,200)		$48,529,691
Interest		203,165
Securities on loan, net	+	5,662,634
Total investment income		54,395,490
Expenses
Investment adviser fees		1,963,962
Total expenses	–	1,963,962
Net investment income		52,431,528
Realized and Unrealized Gains (Losses)
Net realized gains on investments		265,293,599
Net realized losses on futures contracts		(1,142,214)
Net realized gains on foreign currency transactions	+	134
Net realized gains		264,151,519
Net change in unrealized appreciation (depreciation) on investments		(263,799,760)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(282,471)
Net change in unrealized appreciation (depreciation)	+	(264,082,231)
Net realized and unrealized gains		69,288
Increase in net assets resulting from operations		$52,500,816
52
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$52,431,528	$41,398,028
Net realized gains		264,151,519	137,045,478
Net change in unrealized appreciation (depreciation)	+	(264,082,231)	563,299,358
Increase in net assets from operations		52,500,816	741,742,864
Distributions to Shareholders1
Total distributions		($181,272,871)	($117,896,583)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		31,415,062	$1,012,294,913	27,293,118	$793,122,741
Shares reinvested		5,063,226	156,403,042	3,628,372	102,973,212
Shares redeemed	+	(21,668,855)	(697,115,758)	(20,947,140)	(607,654,132)
Net transactions in fund shares		14,809,433	$471,582,197	9,974,350	$288,441,821
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		112,273,730	$3,530,999,471	102,299,380	$2,618,711,369
Total increase	+	14,809,433	342,810,142	9,974,350	912,288,102
End of period[2]		127,083,163	$3,873,809,613	112,273,730	$3,530,999,471
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $39,963,730 from net investment income and $77,932,853 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 10 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $29,935,898 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
53
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$46.25	$38.19	$37.69	$36.96	$32.53
Income (loss) from investment operations:
Net investment income (loss)	0.88 [1]	0.80 [1]	0.75 [1]	0.72 [1]	0.60
Net realized and unrealized gains (losses)	2.12	8.19	0.75	0.83	4.49
Total from investment operations	3.00	8.99	1.50	1.55	5.09
Less distributions:
Distributions from net investment income	(0.76)	(0.74)	(0.70)	(0.61)	(0.51)
Distributions from net realized gains	(0.11)	(0.19)	(0.30)	(0.21)	(0.15)
Total distributions	(0.87)	(0.93)	(1.00)	(0.82)	(0.66)
Net asset value at end of period	$48.38	$46.25	$38.19	$37.69	$36.96
Total return	6.51%	23.89%	4.19%	4.36%	15.93%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.03%	0.05% [2]	0.10%	0.11%	0.10%
Net operating expenses	N/A [3]	0.05% [2]	0.09%	0.09%	0.09%
Net investment income (loss)	1.80%	1.89%	2.03%	1.92%	1.79%
Portfolio turnover rate	4%	2%	1%	2%	1%
Net assets, end of period (x 1,000,000)	$8,410	$6,720	$4,850	$4,477	$4,049

1
Calculated based on the average shares outstanding during the period.
2
Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective March 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
54
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Condensed Portfolio Holdings  as of October 31, 2018

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the SEC’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 0.8%
Other Securities		0.8	69,302,999

Banks 6.3%
Bank of America Corp.	2,810,688	0.9	77,293,920
Citigroup, Inc.	761,031	0.6	49,817,089
JPMorgan Chase & Co.	1,017,335	1.3	110,909,862
Wells Fargo & Co.	1,311,461	0.8	69,809,069
Other Securities		2.7	224,495,885
		6.3	532,325,825

Capital Goods 6.9%
3M Co.	177,365	0.4	33,745,465
Honeywell International, Inc.	224,632	0.4	32,531,206
The Boeing Co.	161,631	0.7	57,356,377
Other Securities		5.4	453,708,563
		6.9	577,341,611

Commercial & Professional Services 1.0%
Other Securities		1.0	85,784,156

Consumer Durables & Apparel 1.3%
Other Securities		1.3	110,006,917

Consumer Services 2.2%
McDonald's Corp.	234,862	0.5	41,547,088
Other Securities		1.7	140,645,017
		2.2	182,192,105

Diversified Financials 5.2%
Berkshire Hathaway, Inc., Class B *	590,098	1.4	121,135,317
The Charles Schwab Corp. (b)	360,895	0.2	16,687,785
Other Securities		3.6	297,024,957
		5.2	434,848,059

Energy 5.5%
Chevron Corp.	579,876	0.8	64,743,155
Exxon Mobil Corp.	1,281,454	1.2	102,106,255
Other Securities		3.5	290,855,397
		5.5	457,704,807

Security	Number of Shares	% of Net Assets	Value ($)
Food & Staples Retailing 1.4%
Walmart, Inc.	434,789	0.5	43,600,641
Other Securities		0.9	76,345,462
		1.4	119,946,103

Food, Beverage & Tobacco 3.7%
Altria Group, Inc.	569,775	0.4	37,058,166
PepsiCo, Inc.	428,435	0.6	48,147,525
Philip Morris International, Inc.	470,448	0.5	41,432,355
The Coca-Cola Co.	1,157,699	0.7	55,430,628
Other Securities		1.5	127,945,915
		3.7	310,014,589

Health Care Equipment & Services 6.5%
Abbott Laboratories	531,287	0.4	36,626,926
Medtronic plc	408,190	0.4	36,663,626
UnitedHealth Group, Inc.	291,236	0.9	76,114,529
Other Securities		4.8	395,107,011
		6.5	544,512,092

Household & Personal Products 1.5%
The Procter & Gamble Co.	753,064	0.8	66,781,715
Other Securities		0.7	56,515,672
		1.5	123,297,387

Insurance 2.6%
Other Securities		2.6	215,127,205

Materials 2.9%
DowDuPont, Inc.	699,372	0.4	37,710,138
Other Securities		2.5	207,508,685
		2.9	245,218,823

Media & Entertainment 7.3%
Alphabet, Inc., Class A *	90,520	1.2	98,719,302
Alphabet, Inc., Class C *	93,218	1.2	100,374,346
Comcast Corp., Class A	1,385,784	0.6	52,853,802
Facebook, Inc., Class A *	730,552	1.3	110,890,488
Netflix, Inc. *	131,986	0.5	39,830,735
The Walt Disney Co.	449,764	0.6	51,646,400
Other Securities		1.9	158,246,117
		7.3	612,561,190

55
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 8.0%
AbbVie, Inc.	459,645	0.4	35,783,363
Amgen, Inc.	196,529	0.5	37,888,826
Eli Lilly & Co.	290,157	0.4	31,464,625
Johnson & Johnson	812,739	1.4	113,775,333
Merck & Co., Inc.	805,842	0.7	59,318,030
Pfizer, Inc.	1,773,807	0.9	76,380,129
Other Securities		3.7	320,595,642
		8.0	675,205,948

Real Estate 3.7%
Other Securities		3.7	312,434,061

Retailing 5.8%
Amazon.com, Inc. *	124,027	2.4	198,196,386
The Home Depot, Inc.	346,139	0.7	60,878,927
Other Securities		2.7	230,436,538
		5.8	489,511,851

Semiconductors & Semiconductor Equipment 3.5%
Intel Corp.	1,396,395	0.8	65,462,998
NVIDIA Corp.	184,190	0.5	38,832,778
Other Securities		2.2	185,430,633
		3.5	289,726,409

Software & Services 10.7%
Adobe Systems, Inc. *	148,365	0.4	36,462,182
International Business Machines Corp.	275,971	0.4	31,855,333
Mastercard, Inc., Class A	275,904	0.6	54,537,944
Microsoft Corp.	2,322,119	2.9	248,025,530
Oracle Corp.	854,509	0.5	41,734,220
salesforce.com, Inc. *	229,155	0.4	31,449,232
Visa, Inc., Class A	537,553	0.9	74,101,681
Other Securities		4.6	382,606,417
		10.7	900,772,539

Technology Hardware & Equipment 6.0%
Apple, Inc.	1,389,523	3.6	304,111,004
Cisco Systems, Inc.	1,382,925	0.8	63,268,819
Other Securities		1.6	139,716,170
		6.0	507,095,993

Telecommunication Services 1.9%
AT&T, Inc.	2,199,044	0.8	67,466,670
Verizon Communications, Inc.	1,250,249	0.8	71,376,715
Other Securities		0.3	21,483,106
		1.9	160,326,491

Transportation 2.0%
Union Pacific Corp.	223,393	0.4	32,664,524
Other Securities		1.6	137,894,220
		2.0	170,558,744

Security	Number of Shares	% of Net Assets	Value ($)
Utilities 3.0%
Other Securities		3.0	255,071,767
Total Common Stock
(Cost $5,288,783,063)			8,380,887,671

Rights 0.0% of net assets

Materials 0.0%
Other Securities		0.0	15,620

Media & Entertainment 0.0%
Other Securities		0.0	1,566

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Other Securities		0.0	—
Total Rights
(Cost $15,620)			17,186

Other Investment Company 0.2% of net assets

Securities Lending Collateral 0.2%
Other Securities		0.2	16,590,873
Total Other Investment Company
(Cost $16,590,873)			16,590,873
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investment 0.6% of net assets

Time Deposit 0.6%
Sumitomo Mitsui Banking Corp. 1.54%, 11/01/18 (e)	50,926,933	0.6	50,926,933
Total Short-Term Investment
(Cost $50,926,933)			50,926,933

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
Russell 2000 Index, e-mini expires 12/21/18	58	4,384,510	65,564
S&P 500 Index, e-mini, expires 12/21/18	187	25,348,785	316,155
Net Unrealized Appreciation			381,719

56
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $16,242,587.
(b)	Issuer is affiliated with the fund’s investment adviser.
(c)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(d)	The rate shown is the 7-day yield.
(e)	The rate shown is the current daily overnight rate.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

The fund owns shares of an affiliate, The Charles Schwab Corp., since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended October 31, 2018:
	Balance of Shares Held at 10/31/17	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Dividends Received
The Charles Schwab Corp.	292,470	68,425	—	360,895	$2,107	$—	$134,097

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$8,068,453,610	$—	$—	$8,068,453,610
Real Estate	312,434,061	—	— *	312,434,061
Rights [1]
Materials	—	—	15,620	15,620
Media & Entertainment	—	—	1,566	1,566
Pharmaceuticals, Biotechnology & Life Sciences	—	—	— *	—
Other Investment Company[1]	16,590,873	—	—	16,590,873
Short-Term Investment[1]	—	50,926,933	—	50,926,933
Futures Contracts[2]	381,719	—	—	381,719
Total	$8,397,860,263	$50,926,933	$17,186	$8,448,804,382
*	Level 3 amount shown includes securities determined to have no value at October 31, 2018.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
57
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investment in affiliated issuer, at value (cost $10,612,684)		$16,687,785
Investments in unaffiliated issuers, at value (cost $5,329,112,932) including securities on loan of $16,242,587		8,415,144,005
Collateral invested for securities on loan, at value (cost $16,590,873)		16,590,873
Deposit with broker for futures contracts		3,066,300
Receivables:
Fund shares sold		13,374,668
Dividends		6,855,920
Variation margin on futures contracts		184,765
Income from securities on loan		51,399
Interest		2,179
Foreign tax reclaims	+	1,891
Total assets		8,471,959,785
Liabilities
Collateral held for securities on loan		16,590,873
Payables:
Investments bought		40,111,554
Investment adviser fees		219,468
Fund shares redeemed	+	5,487,753
Total liabilities		62,409,648
Net Assets
Total assets		8,471,959,785
Total liabilities	–	62,409,648
Net assets		$8,409,550,137
Net Assets by Source
Capital received from investors		5,202,715,177
Total distributable earnings[1]		3,206,834,960

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$8,409,550,137		173,831,665		$48.38

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).
58
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends received from affiliated issuer		$134,097
Dividends received from unaffiliated issuers (net of foreign withholding tax of $9,434)		143,792,252
Interest		333,961
Securities on loan, net	+	1,142,962
Total investment income		145,403,272
Expenses
Investment adviser fees		2,385,983
Total expenses	–	2,385,983
Net investment income		143,017,289
Realized and Unrealized Gains (Losses)
Net realized gains on unaffiliated issuers		22,394,880
Net realized gains on futures contracts	+	4,021,251
Net realized gains		26,416,131
Net change in unrealized appreciation (depreciation) on affiliated issuer		2,107
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		268,594,789
Net change in unrealized appreciation (depreciation) on futures contracts	+	302,646
Net change in unrealized appreciation (depreciation)	+	268,899,542
Net realized and unrealized gains		295,315,673
Increase in net assets resulting from operations		$438,332,962
59
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$143,017,289	$110,463,299
Net realized gains		26,416,131	14,786,674
Net change in unrealized appreciation (depreciation)	+	268,899,542	1,093,607,653
Increase in net assets from operations		438,332,962	1,218,857,626
Distributions to Shareholders1
Total distributions		($129,534,008)	($119,038,332)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		47,531,781	$2,314,728,323	34,191,936	$1,448,154,476
Shares reinvested		2,083,482	98,965,373	2,290,335	91,911,175
Shares redeemed	+	(21,085,111)	(1,033,026,077)	(18,204,725)	(770,224,655)
Net transactions in fund shares		28,530,152	$1,380,667,619	18,277,546	$769,840,996
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		145,301,513	$6,720,083,564	127,023,967	$4,850,423,274
Total increase	+	28,530,152	1,689,466,573	18,277,546	1,869,660,290
End of period[2]		173,831,665	$8,409,550,137	145,301,513	$6,720,083,564
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $94,787,157 from net investment income and $24,251,175 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 10 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $88,171,320 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
60
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Financial Statements
Financial Highlights
12/20/17 [1]– 10/31/18
Per-Share Data
Net asset value at beginning of period	$40.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.46
Net realized and unrealized gains (losses)	1.91 [3]
Total from investment operations	2.37
Net asset value at end of period	$42.37
Total return	5.93% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04% [5],[6]
Net operating expenses	0.02% [5],[6]
Net investment income (loss)	1.23% [5]
Portfolio turnover rate	23% [4]
Net assets, end of period (x 1,000,000)	$93

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
4
Not annualized.
5
Annualized.
6
The investment adviser voluntarily agreed to waive the fund’s management fees to 0.00% beginning with the fund’s commencement of operations through June 30, 2018. The ratio presented for period ended 10/31/18 is a blended ratio (see financial note 4).
61
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Condensed Portfolio Holdings  as of October 31, 2018

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the SEC’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 0.6%
Other Securities		0.6	534,822

Banks 0.2%
Other Securities		0.2	162,009

Capital Goods 8.0%
3M Co.	3,488	0.7	663,627
Caterpillar, Inc.	3,908	0.5	474,119
Honeywell International, Inc.	3,393	0.5	491,374
Lockheed Martin Corp.	1,660	0.5	487,791
The Boeing Co.	3,968	1.5	1,408,084
Other Securities		4.3	3,864,649
		8.0	7,389,644

Commercial & Professional Services 1.0%
Other Securities		1.0	949,099

Consumer Durables & Apparel 1.5%
NIKE, Inc., Class B	9,187	0.7	689,392
Other Securities		0.8	749,999
		1.5	1,439,391

Consumer Services 2.2%
Starbucks Corp.	9,618	0.6	560,441
Other Securities		1.6	1,493,593
		2.2	2,054,034

Diversified Financials 3.2%
The Charles Schwab Corp. (a)	8,764	0.4	405,247
Other Securities		2.8	2,559,034
		3.2	2,964,281

Energy 0.8%
Other Securities		0.8	787,127

Food & Staples Retailing 1.1%
Costco Wholesale Corp.	3,200	0.8	731,616
Other Securities		0.3	276,007
		1.1	1,007,623

Security	Number of Shares	% of Net Assets	Value ($)
Food, Beverage & Tobacco 4.0%
Altria Group, Inc.	13,872	1.0	902,235
PepsiCo, Inc.	9,205	1.1	1,034,458
The Coca-Cola Co.	21,752	1.1	1,041,486
Other Securities		0.8	764,659
		4.0	3,742,838

Health Care Equipment & Services 6.2%
Intuitive Surgical, Inc. *	822	0.5	428,410
Stryker Corp.	2,499	0.4	405,388
UnitedHealth Group, Inc.	7,002	2.0	1,829,973
Other Securities		3.3	3,067,820
		6.2	5,731,591

Household & Personal Products 0.8%
Other Securities		0.8	770,746

Insurance 1.0%
Other Securities		1.0	891,714

Materials 1.8%
Linde plc	2,471	0.4	408,876
Other Securities		1.4	1,234,804
		1.8	1,643,680

Media & Entertainment 11.8%
Activision Blizzard, Inc.	5,513	0.4	380,673
Alphabet, Inc., Class A *	2,189	2.6	2,387,280
Alphabet, Inc., Class C *	2,230	2.6	2,401,197
Facebook, Inc., Class A *	17,420	2.9	2,644,182
Netflix, Inc. *	3,052	1.0	921,033
The Walt Disney Co.	7,818	1.0	897,741
Other Securities		1.3	1,324,163
		11.8	10,956,269

Pharmaceuticals, Biotechnology & Life Sciences 7.4%
AbbVie, Inc.	11,099	0.9	864,057
Amgen, Inc.	4,462	0.9	860,229
Biogen, Inc. *	1,397	0.5	425,065
Eli Lilly & Co.	4,300	0.5	466,292
Gilead Sciences, Inc.	7,060	0.5	481,351
Johnson & Johnson	3,539	0.5	495,425
Other Securities		3.6	3,293,025
		7.4	6,885,444

62
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Real Estate 2.2%
American Tower Corp.	3,211	0.5	500,306
Simon Property Group, Inc.	2,070	0.4	379,886
Other Securities		1.3	1,138,506
		2.2	2,018,698

Retailing 10.4%
Amazon.com, Inc. *	2,978	5.1	4,758,874
Booking Holdings, Inc. *	347	0.7	650,479
Lowe's Cos., Inc.	5,978	0.6	569,225
The Home Depot, Inc.	8,442	1.6	1,484,779
The TJX Cos., Inc.	4,590	0.5	504,349
Other Securities		1.9	1,654,599
		10.4	9,622,305

Semiconductors & Semiconductor Equipment 3.9%
Broadcom, Inc.	1,892	0.5	422,843
NVIDIA Corp.	4,264	1.0	898,979
Texas Instruments, Inc.	7,181	0.7	666,612
Other Securities		1.7	1,606,825
		3.9	3,595,259

Software & Services 19.3%
Accenture plc, Class A	4,713	0.8	742,863
Adobe Systems, Inc. *	3,601	1.0	884,982
Automatic Data Processing, Inc.	3,229	0.5	465,234
International Business Machines Corp.	4,840	0.6	558,681
Mastercard, Inc., Class A	6,731	1.4	1,330,517
Microsoft Corp.	52,581	6.1	5,616,177
PayPal Holdings, Inc. *	8,702	0.8	732,621
salesforce.com, Inc. *	5,168	0.8	709,256
Visa, Inc., Class A	13,099	1.9	1,805,697
Other Securities		5.4	5,027,557
		19.3	17,873,585

Technology Hardware & Equipment 9.5%
Apple, Inc.	35,410	8.4	7,749,833
Other Securities		1.1	1,039,424
		9.5	8,789,257

Security	Number of Shares	% of Net Assets	Value ($)
Telecommunication Services 0.1%
Other Securities		0.1	143,855

Transportation 2.7%
FedEx Corp.	1,812	0.4	399,256
Union Pacific Corp.	4,979	0.8	728,029
United Parcel Service, Inc., Class B	5,059	0.6	538,986
Other Securities		0.9	821,305
		2.7	2,487,576
Total Common Stock
(Cost $91,993,901)			92,440,847

Other Investment Company 0.3% of net assets

Money Market Fund 0.3%
Other Securities		0.3	272,816
Total Other Investment Company
(Cost $272,816)			272,816

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
Russell 1000 Growth Index, e-mini, expires 12/21/18	5	356,975	6,930
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	The rate shown is the 7-day yield.

The fund owns shares of an affiliate, The Charles Schwab Corp., since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended October 31, 2018:
	Balance of Shares Held at 12/20/17(a)	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Dividends Received
The Charles Schwab Corp.	—	9,126	(362)	8,764	($58,164)	($2,777)	$1,595
(a)	Commencement of operations.

63
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$92,440,847	$—	$—	$92,440,847
Other Investment Company[1]	272,816	—	—	272,816
Futures Contracts[2]	6,930	—	—	6,930
Total	$92,720,593	$—	$—	$92,720,593
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
64
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investment in affiliated issuer, at value (cost $463,411)		$405,247
Investments in unaffiliated issuers, at value (cost $91,803,306)		92,308,416
Deposit with broker for futures contracts		37,700
Receivables:
Investments sold		111,577
Fund shares sold		227,504
Dividends		47,176
Variation margin on futures contracts	+	11,167
Total assets		93,148,787
Liabilities
Payables:
Investments bought		313,015
Investment adviser fees		3,199
Fund shares redeemed	+	80,664
Total liabilities		396,878
Net Assets
Total assets		93,148,787
Total liabilities	–	396,878
Net assets		$92,751,909
Net Assets by Source
Capital received from investors		92,163,204
Total distributable earnings[1]		588,705

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$92,751,909		2,188,946		$42.37

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).
65
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Statement of Operations

For the period December 20, 2017* through October 31, 2018
Investment Income
Dividends received from affiliated issuer		$1,595
Dividends received from unaffiliated issuers (net of foreign withholding tax of $13)	+	664,044
Total investment income		665,639
Expenses
Investment adviser fees		21,284
Total expenses		21,284
Expense reduction by CSIM and its affiliates	–	9,664
Net expenses	–	11,620
Net investment income		654,019
Realized and Unrealized Gains (Losses)
Net realized losses on affiliated issuer		(2,777)
Net realized losses on unaffiliated issuers		(518,133)
Net realized gains on futures contracts	+	1,538
Net realized losses		(519,372)
Net change in unrealized appreciation (depreciation) on affiliated issuer		(58,164)
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		505,110
Net change in unrealized appreciation (depreciation) on futures contracts	+	6,930
Net change in unrealized appreciation (depreciation)	+	453,876
Net realized and unrealized losses		(65,496)
Increase in net assets resulting from operations		$588,523
*	Commencement of operations.
66
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Statement of Changes in Net Assets

For the current period only. Because the fund commenced operations on December 20, 2017, it has no prior report period
Operations
	12/20/17*-10/31/18
Net investment income		$654,019
Net realized losses		(519,372)
Net change in unrealized appreciation (depreciation)	+	453,876
Increase in net assets from operations		588,523

Transactions in Fund Shares
		12/20/17*-10/31/18
		SHARES	VALUE
Shares sold		2,550,923	$107,925,443
Shares redeemed	+	(361,977)	(15,762,057)
Net transactions in fund shares		2,188,946	$92,163,386
Shares Outstanding and Net Assets
		12/20/17*-10/31/18
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	2,188,946	92,751,909
End of period		2,188,946	$92,751,909
*	Commencement of operations.
67
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Financial Statements
Financial Highlights
12/20/17 [1]– 10/31/18
Per-Share Data
Net asset value at beginning of period	$40.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.82
Net realized and unrealized gains (losses)	(1.31)
Total from investment operations	(0.49)
Net asset value at end of period	$39.51
Total return	(1.23%) [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04% [4],[5]
Net operating expenses	0.02% [4],[5]
Net investment income (loss)	2.36% [4]
Portfolio turnover rate	22% [3]
Net assets, end of period (x 1,000,000)	$70

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Annualized.
5
The investment adviser voluntarily agreed to waive the fund’s management fees to 0.00% beginning with the fund’s commencement of operations through June 30, 2018. The ratio presented for period ended 10/31/18 is a blended ratio (see financial note 4).
68
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Condensed Portfolio Holdings  as of October 31, 2018

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the SEC’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.6% of net assets

Automobiles & Components 0.9%
General Motors Co.	7,047	0.4	257,850
Other Securities		0.5	396,426
		0.9	654,276

Banks 11.5%
Bank of America Corp.	50,074	2.0	1,377,035
Citigroup, Inc.	13,542	1.3	886,459
JPMorgan Chase & Co.	17,990	2.8	1,961,270
The PNC Financial Services Group, Inc.	2,491	0.5	320,069
U.S. Bancorp	8,267	0.6	432,116
Wells Fargo & Co.	23,342	1.8	1,242,495
Other Securities		2.5	1,794,952
		11.5	8,014,396

Capital Goods 5.4%
General Electric Co.	46,354	0.7	468,175
United Technologies Corp.	4,023	0.7	499,697
Other Securities		4.0	2,775,330
		5.4	3,743,202

Commercial & Professional Services 0.6%
Other Securities		0.6	407,068

Consumer Durables & Apparel 0.8%
Other Securities		0.8	557,845

Consumer Services 1.9%
McDonald's Corp.	3,370	0.9	596,153
Other Securities		1.0	747,764
		1.9	1,343,917

Diversified Financials 7.2%
Berkshire Hathaway, Inc., Class B *	9,106	2.7	1,869,280
BlackRock, Inc.	659	0.4	271,126
CME Group, Inc.	1,664	0.4	304,911
Morgan Stanley	6,613	0.4	301,950
The Goldman Sachs Group, Inc.	1,903	0.6	428,879
Other Securities		2.7	1,875,443
		7.2	5,051,589

Security	Number of Shares	% of Net Assets	Value ($)
Energy 10.0%
Chevron Corp.	10,242	1.6	1,143,519
ConocoPhillips	6,298	0.6	440,230
EOG Resources, Inc.	2,757	0.4	290,422
Exxon Mobil Corp.	22,786	2.6	1,815,589
Occidental Petroleum Corp.	4,115	0.4	275,993
Schlumberger Ltd.	7,452	0.5	382,362
Other Securities		3.9	2,624,845
		10.0	6,972,960

Food & Staples Retailing 1.9%
Walgreens Boots Alliance, Inc.	4,550	0.5	362,954
Walmart, Inc.	7,668	1.1	768,947
Other Securities		0.3	183,255
		1.9	1,315,156

Food, Beverage & Tobacco 3.7%
Mondelez International, Inc., Class A	7,784	0.5	326,772
Philip Morris International, Inc.	8,352	1.1	735,561
Other Securities		2.1	1,504,512
		3.7	2,566,845

Health Care Equipment & Services 6.7%
Abbott Laboratories	9,202	0.9	634,386
Anthem, Inc.	1,403	0.6	386,625
Becton, Dickinson & Co.	1,291	0.4	297,575
CVS Health Corp.	5,465	0.6	395,611
Danaher Corp.	3,328	0.5	330,803
Express Scripts Holding Co. *	2,771	0.4	268,704
Medtronic plc	7,278	0.9	653,710
Other Securities		2.4	1,700,262
		6.7	4,667,676

Household & Personal Products 2.2%
The Procter & Gamble Co.	13,398	1.7	1,188,135
Other Securities		0.5	353,996
		2.2	1,542,131

Insurance 4.1%
Chubb Ltd.	2,494	0.4	311,525
Other Securities		3.7	2,511,969
		4.1	2,823,494

69
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Materials 3.9%
DowDuPont, Inc.	12,490	1.0	673,461
Other Securities		2.9	2,059,896
		3.9	2,733,357

Media & Entertainment 3.3%
Comcast Corp., Class A	24,570	1.3	937,100
The Walt Disney Co.	2,279	0.4	261,698
Other Securities		1.6	1,079,178
		3.3	2,277,976

Pharmaceuticals, Biotechnology & Life Sciences 8.5%
Allergan plc	1,822	0.4	287,894
Johnson & Johnson	11,841	2.4	1,657,622
Merck & Co., Inc.	13,361	1.4	983,503
Pfizer, Inc.	31,203	1.9	1,343,601
Thermo Fisher Scientific, Inc.	2,027	0.7	473,609
Other Securities		1.7	1,194,421
		8.5	5,940,650

Real Estate 4.7%
Other Securities		4.7	3,284,070

Retailing 1.6%
Other Securities		1.6	1,095,405

Semiconductors & Semiconductor Equipment 3.4%
Intel Corp.	24,820	1.7	1,163,562
QUALCOMM, Inc.	7,968	0.7	501,108
Other Securities		1.0	694,663
		3.4	2,359,333

Software & Services 2.9%
Oracle Corp.	13,602	1.0	664,322
Other Securities		1.9	1,391,056
		2.9	2,055,378

Technology Hardware & Equipment 3.1%
Cisco Systems, Inc.	25,310	1.7	1,157,933
Other Securities		1.4	1,035,912
		3.1	2,193,845

Telecommunication Services 3.8%
AT&T, Inc.	39,100	1.7	1,199,588
Verizon Communications, Inc.	22,247	1.8	1,270,081
Other Securities		0.3	185,875
		3.8	2,655,544

Security	Number of Shares	% of Net Assets	Value ($)
Transportation 1.6%
Other Securities		1.6	1,083,941

Utilities 5.9%
Duke Energy Corp.	3,831	0.5	316,556
NextEra Energy, Inc.	2,535	0.6	437,287
Other Securities		4.8	3,392,626
		5.9	4,146,469
Total Common Stock
(Cost $71,130,258)			69,486,523

Other Investment Companies 0.3% of net assets

Equity Fund 0.0%
Other Securities		0.0	23,890

Money Market Fund 0.3%
Other Securities		0.3	194,280
Total Other Investment Companies
(Cost $218,300)			218,170

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
Russell 1000 Value Index, e-mini, expires 12/21/18	4	235,840	880
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust

70
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

The fund owns shares of an affiliate, The Charles Schwab Corp., since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended October 31, 2018:
	Balance of Shares Held at 12/20/17(a)	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Dividends Received
The Charles Schwab Corp.	—	1,144	(1,144)	—	$—	$1,887	$149
(a)	Commencement of operations.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$69,486,523	$—	$—	$69,486,523
Other Investment Companies[1]	218,170	—	—	218,170
Futures Contracts[2]	880	—	—	880
Total	$69,705,573	$—	$—	$69,705,573
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
71
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $71,348,558)		$69,704,693
Deposit with broker for futures contracts		26,400
Receivables:
Investments sold		41,804
Fund shares sold		356,180
Dividends		80,079
Variation margin on futures contracts		900
Foreign tax reclaims	+	29
Total assets		70,210,085
Liabilities
Payables:
Investments bought		410,115
Investment adviser fees		2,336
Fund shares redeemed	+	48,742
Total liabilities		461,193
Net Assets
Total assets		70,210,085
Total liabilities	–	461,193
Net assets		$69,748,892
Net Assets by Source
Capital received from investors		70,733,861
Total distributable loss[1]		(984,969)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$69,748,892		1,765,159		$39.51

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).
72
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Statement of Operations

For the period December 20, 2017* through October 31, 2018
Investment Income
Dividends received from affiliated issuer		$149
Dividends received from unaffiliated issuers (net of foreign withholding tax of $114)	+	1,010,975
Total investment income		1,011,124
Expenses
Investment adviser fees		16,983
Total expenses		16,983
Expense reduction by CSIM and its affiliates	–	8,219
Net expenses	–	8,764
Net investment income		1,002,360
Realized and Unrealized Gains (Losses)
Net realized gains on affiliated issuer		1,887
Net realized losses on unaffiliated issuers		(312,786)
Net realized losses on futures contracts	+	(34,006)
Net realized losses		(344,905)
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		(1,643,865)
Net change in unrealized appreciation (depreciation) on futures contracts	+	880
Net change in unrealized appreciation (depreciation)	+	(1,642,985)
Net realized and unrealized losses		(1,987,890)
Decrease in net assets resulting from operations		($985,530)
*	Commencement of operations.
73
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Statement of Changes in Net Assets

For the current period only. Because the fund commenced operations on December 20, 2017, it has no prior report period
Operations
	12/20/17*-10/31/18
Net investment income		$1,002,360
Net realized losses		(344,905)
Net change in unrealized appreciation (depreciation)	+	(1,642,985)
Decrease in net assets from operations		(985,530)

Transactions in Fund Shares
		12/20/17*-10/31/18
		SHARES	VALUE
Shares sold		1,995,233	$80,009,188
Shares redeemed	+	(230,074)	(9,274,766)
Net transactions in fund shares		1,765,159	$70,734,422
Shares Outstanding and Net Assets
		12/20/17*-10/31/18
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	1,765,159	69,748,892
End of period		1,765,159	$69,748,892
*	Commencement of operations.
74
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Financial Statements
Financial Highlights
12/20/17 [1]– 10/31/18
Per-Share Data
Net asset value at beginning of period	$40.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.59
Net realized and unrealized gains (losses)	(1.04)
Total from investment operations	(0.45)
Net asset value at end of period	$39.55
Total return	(1.13%) [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.05% [4],[5]
Net operating expenses	0.03% [4],[5]
Net investment income (loss)	1.65% [4]
Portfolio turnover rate	15% [3]
Net assets, end of period (x 1,000,000)	$171

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Annualized.
5
The investment adviser voluntarily agreed to waive the fund’s management fees to 0.00% beginning with the fund’s commencement of operations through June 30, 2018. The ratio presented for period ended 10/31/18 is a blended ratio (see financial note 4).
75
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Condensed Portfolio Holdings  as of October 31, 2018

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the SEC’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 0.9%
Other Securities		0.9	1,539,305

Banks 4.5%
M&T Bank Corp.	3,543	0.3	586,048
SunTrust Banks, Inc.	11,369	0.4	712,382
Other Securities		3.8	6,482,057
		4.5	7,780,487

Capital Goods 9.2%
Fortive Corp.	7,183	0.3	533,338
Ingersoll-Rand plc	5,998	0.3	575,448
Rockwell Collins, Inc.	4,005	0.3	512,720
Roper Technologies, Inc.	2,476	0.4	700,460
Other Securities		7.9	13,439,748
		9.2	15,761,714

Commercial & Professional Services 2.4%
Other Securities		2.4	4,080,065

Consumer Durables & Apparel 2.9%
VF Corp.	7,922	0.4	656,575
Other Securities		2.5	4,394,987
		2.9	5,051,562

Consumer Services 3.0%
Other Securities		3.0	5,211,485

Diversified Financials 5.0%
Discover Financial Services	8,377	0.3	583,626
Moody's Corp.	4,073	0.3	592,540
Synchrony Financial	18,164	0.3	524,576
T. Rowe Price Group, Inc.	5,776	0.3	560,214
Other Securities		3.8	6,385,952
		5.0	8,646,908

Energy 4.8%
Concho Resources, Inc. *	4,761	0.4	662,207
ONEOK, Inc.	10,033	0.4	658,165
The Williams Cos., Inc.	29,755	0.4	723,939
Other Securities		3.6	6,113,921
		4.8	8,158,232

Security	Number of Shares	% of Net Assets	Value ($)
Food & Staples Retailing 0.5%
The Kroger Co.	19,414	0.3	577,761
Other Securities		0.2	348,503
		0.5	926,264

Food, Beverage & Tobacco 3.1%
Archer-Daniels-Midland Co.	13,654	0.4	645,152
Other Securities		2.7	4,595,377
		3.1	5,240,529

Health Care Equipment & Services 6.1%
Centene Corp. *	4,961	0.4	646,517
Edwards Lifesciences Corp. *	5,139	0.4	758,516
Zimmer Biomet Holdings, Inc.	4,986	0.3	566,360
Other Securities		5.0	8,419,210
		6.1	10,390,603

Household & Personal Products 0.8%
Other Securities		0.8	1,325,197

Insurance 3.7%
Other Securities		3.7	6,284,414

Materials 5.0%
Other Securities		5.0	8,559,765

Media & Entertainment 3.3%
Twitter, Inc. *	17,311	0.4	601,557
Other Securities		2.9	4,993,320
		3.3	5,594,877

Pharmaceuticals, Biotechnology & Life Sciences 3.8%
Agilent Technologies, Inc.	7,890	0.3	511,193
Other Securities		3.5	5,949,094
		3.8	6,460,287

Real Estate 8.8%
AvalonBay Communities, Inc.	3,377	0.3	592,258
Digital Realty Trust, Inc.	5,034	0.3	519,811
Equity Residential	8,776	0.3	570,089
Welltower, Inc.	9,106	0.4	601,633
Other Securities		7.5	12,786,966
		8.8	15,070,757

76
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Retailing 5.1%
Dollar General Corp.	6,580	0.4	732,880
O'Reilly Automotive, Inc. *	1,932	0.4	619,689
Ross Stores, Inc.	9,071	0.5	898,029
Other Securities		3.8	6,506,095
		5.1	8,756,693

Semiconductors & Semiconductor Equipment 3.0%
Analog Devices, Inc.	9,038	0.4	756,571
Lam Research Corp.	3,853	0.3	546,086
Xilinx, Inc.	6,231	0.3	531,940
Other Securities		2.0	3,246,180
		3.0	5,080,777

Software & Services 10.8%
Autodesk, Inc. *	5,364	0.4	693,297
Fidelity National Information Services, Inc.	8,067	0.5	839,775
Fiserv, Inc. *	9,901	0.5	785,149
Paychex, Inc.	7,847	0.3	513,900
Red Hat, Inc. *	4,332	0.4	743,545
ServiceNow, Inc. *	4,286	0.5	775,937
Square, Inc., Class A *	7,001	0.3	514,223
Worldpay, Inc., Class A *	7,319	0.4	672,177
Other Securities		7.5	13,022,813
		10.8	18,560,816

Technology Hardware & Equipment 3.9%
Amphenol Corp., Class A	7,217	0.4	645,921
Corning, Inc.	19,524	0.4	623,792
Other Securities		3.1	5,395,928
		3.9	6,665,641

Telecommunication Services 0.5%
Other Securities		0.5	815,031

Transportation 2.0%
Other Securities		2.0	3,435,770

Utilities 6.6%
Consolidated Edison, Inc.	7,615	0.3	578,740
Edison International	7,771	0.3	539,230
Security	Number of Shares	% of Net Assets	Value ($)
PG&E Corp. *	12,655	0.3	592,381
PPL Corp.	17,146	0.3	521,238
Public Service Enterprise Group, Inc.	12,335	0.4	659,059
Sempra Energy	6,697	0.4	737,474
WEC Energy Group, Inc.	7,711	0.3	527,432
Xcel Energy, Inc.	12,434	0.4	609,390
Other Securities		3.9	6,505,550
		6.6	11,270,494
Total Common Stock
(Cost $179,956,531)			170,667,673

Other Investment Companies 0.4% of net assets

Equity Fund 0.0%
Other Securities		0.0	25,280

Money Market Fund 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.09% (a)	676,974	0.4	676,974
Total Other Investment Companies
(Cost $701,543)			702,254

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P MidCap 400, e-mini, expires 12/21/18	3	547,440	6,354
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust

77
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$170,667,673	$—	$—	$170,667,673
Other Investment Companies[1]	702,254	—	—	702,254
Futures Contracts[2]	6,354	—	—	6,354
Total	$171,376,281	$—	$—	$171,376,281
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
78
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $180,658,074)		$171,369,927
Deposit with broker for futures contracts		73,800
Receivables:
Investments sold		60,662
Fund shares sold		1,894,370
Dividends		78,269
Variation margin on futures contracts		1,274
Foreign tax reclaims	+	135
Total assets		173,478,437
Liabilities
Payables:
Investments bought		2,156,346
Investment adviser fees		7,255
Fund shares redeemed	+	36,772
Total liabilities		2,200,373
Net Assets
Total assets		173,478,437
Total liabilities	–	2,200,373
Net assets		$171,278,064
Net Assets by Source
Capital received from investors		178,983,597
Total distributable loss[1]		(7,705,533)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$171,278,064		4,330,860		$39.55

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).
79
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Statement of Operations

For the period December 20, 2017* through October 31, 2018
Investment Income
Dividends (net of foreign withholding tax of $251)		$1,661,400
Expenses
Investment adviser fees		49,579
Total expenses		49,579
Expense reduction by CSIM and its affiliates	–	22,649
Net expenses	–	26,930
Net investment income		1,634,470
Realized and Unrealized Gains (Losses)
Net realized gains on investments		35,898
Net realized losses on futures contracts	+	(94,530)
Net realized losses		(58,632)
Net change in unrealized appreciation (depreciation) on investments		(9,288,147)
Net change in unrealized appreciation (depreciation) on futures contracts	+	6,354
Net change in unrealized appreciation (depreciation)	+	(9,281,793)
Net realized and unrealized losses		(9,340,425)
Decrease in net assets resulting from operations		($7,705,955)
*	Commencement of operations.
80
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Statement of Changes in Net Assets

For the current period only. Because the fund commenced operations on December 20, 2017, it has no prior report period
Operations
	12/20/17*-10/31/18
Net investment income		$1,634,470
Net realized losses		(58,632)
Net change in unrealized appreciation (depreciation)	+	(9,281,793)
Decrease in net assets from operations		(7,705,955)

Transactions in Fund Shares
		12/20/17*-10/31/18
		SHARES	VALUE
Shares sold		4,668,513	$192,981,527
Shares redeemed	+	(337,653)	(13,997,508)
Net transactions in fund shares		4,330,860	$178,984,019
Shares Outstanding and Net Assets
		12/20/17*-10/31/18
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	4,330,860	171,278,064
End of period		4,330,860	$171,278,064
*	Commencement of operations.
81
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$21.01	$17.52	$18.49	$19.42	$19.92
Income (loss) from investment operations:
Net investment income (loss)	0.62 [1]	0.55 [1]	0.53 [1]	0.54 [1]	0.64
Net realized and unrealized gains (losses)	(2.06)	3.49	(1.03)	(0.86)	(0.63)
Total from investment operations	(1.44)	4.04	(0.50)	(0.32)	0.01
Less distributions:
Distributions from net investment income	(0.57)	(0.55)	(0.47)	(0.61)	(0.51)
Net asset value at end of period	$19.00	$21.01	$17.52	$18.49	$19.42
Total return	(7.11%)	23.76%	(2.64%)	(1.53%)	0.09%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.06%	0.11% [2]	0.23%	0.23%	0.23%
Net operating expenses	N/A [3]	0.10% [2]	0.19%	0.19%	0.19%
Net investment income (loss)	2.99%	2.88%	3.06%	2.82%	3.42%
Portfolio turnover rate	5%	3%	4%	7%	2%
Net assets, end of period (x 1,000,000)	$4,314	$4,128	$2,900	$2,844	$2,699

1
Calculated based on the average shares outstanding during the period.
2
Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective March 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
82
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Condensed Portfolio Holdings  as of October 31, 2018

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the SEC’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 98.1% of net assets

Australia 6.8%
Australia & New Zealand Banking Group Ltd.	933,021	0.4	17,173,799
BHP Billiton Ltd.	1,033,451	0.6	23,845,485
Commonwealth Bank of Australia	566,335	0.6	27,847,166
CSL Ltd.	146,154	0.5	19,511,140
Westpac Banking Corp.	1,105,134	0.5	20,992,825
Other Securities		4.2	182,676,482
		6.8	292,046,897

Austria 0.2%
Other Securities		0.2	10,250,424

Belgium 1.0%
Anheuser-Busch InBev S.A./N.V.	246,330	0.4	18,218,890
Other Securities		0.6	23,684,635
		1.0	41,903,525

Denmark 1.6%
Novo Nordisk A/S, Class B	587,027	0.6	25,351,675
Other Securities		1.0	45,035,102
		1.6	70,386,777

Finland 1.0%
Other Securities		1.0	44,497,899

France 11.0%
Air Liquide S.A.	138,553	0.4	16,749,151
Airbus SE	188,030	0.5	20,779,989
BNP Paribas S.A.	363,734	0.4	18,955,649
L'Oreal S.A.	81,819	0.4	18,434,330
LVMH Moet Hennessy Louis Vuitton SE	89,845	0.6	27,259,461
Sanofi	363,513	0.8	32,483,730
TOTAL S.A.	772,911	1.1	45,350,881
Other Securities		6.8	292,688,446
		11.0	472,701,637

Germany 8.4%
Allianz SE	142,142	0.7	29,610,998
BASF SE	296,871	0.5	22,781,439
Bayer AG	300,743	0.5	23,052,681
Daimler AG	292,122	0.4	17,304,314
Deutsche Telekom AG	1,073,080	0.4	17,600,311
Security	Number of Shares	% of Net Assets	Value ($)
SAP SE	316,784	0.8	33,919,153
Siemens AG	247,038	0.7	28,396,232
Other Securities		4.4	188,540,946
		8.4	361,206,074

Hong Kong 3.4%
AIA Group Ltd.	3,902,800	0.7	29,688,767
Other Securities		2.7	116,727,474
		3.4	146,416,241

Ireland 0.5%
Other Securities		0.5	22,139,269

Israel 0.5%
Other Securities		0.5	22,499,589

Italy 2.2%
Other Securities		2.2	96,564,655

Japan 24.2%
Mitsubishi UFJ Financial Group, Inc.	3,818,709	0.5	23,112,693
SoftBank Group Corp.	266,200	0.5	21,066,745
Sony Corp.	409,600	0.5	22,166,211
Sumitomo Mitsui Financial Group, Inc.	435,046	0.4	16,938,555
Toyota Motor Corp.	738,003	1.0	43,232,902
Other Securities		21.3	918,929,135
		24.2	1,045,446,241

Netherlands 3.3%
ASML Holding N.V.	132,492	0.5	22,820,956
Unilever N.V. CVA	498,533	0.6	26,788,674
Other Securities		2.2	94,147,879
		3.3	143,757,509

New Zealand 0.2%
Other Securities		0.2	9,207,112

Norway 0.8%
Other Securities		0.8	33,333,003

Portugal 0.2%
Other Securities		0.2	6,825,722

83
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Singapore 1.3%
Other Securities		1.3	54,091,559

Spain 3.0%
Banco Santander S.A.	5,214,269	0.6	24,809,251
Other Securities		2.4	102,694,178
		3.0	127,503,429

Sweden 2.6%
Other Securities		2.6	114,167,109

Switzerland 8.5%
Nestle S.A.	1,005,567	2.0	84,893,066
Novartis AG	700,836	1.4	61,373,818
Roche Holding AG	227,127	1.3	55,274,174
UBS Group AG *	1,247,818	0.4	17,440,895
Other Securities		3.4	150,032,701
		8.5	369,014,654

United Kingdom 17.4%
AstraZeneca plc	409,653	0.7	31,334,204
BP plc	6,433,354	1.1	46,472,737
British American Tobacco plc	741,004	0.7	32,122,720
Diageo plc	794,731	0.6	27,475,056
GlaxoSmithKline plc	1,597,438	0.7	30,938,790
HSBC Holdings plc	6,488,531	1.2	53,398,035
Lloyds Banking Group plc	23,344,985	0.4	17,035,737
Prudential plc	839,228	0.4	16,804,390
Reckitt Benckiser Group plc	216,507	0.4	17,507,639
Rio Tinto plc	381,450	0.4	18,519,689
Royal Dutch Shell plc, A Shares	1,487,007	1.1	47,373,215
Royal Dutch Shell plc, B Shares	1,208,246	0.9	39,404,435
Shire plc	294,947	0.4	17,800,317
Unilever plc	394,893	0.5	20,917,333
Vodafone Group plc	8,625,971	0.4	16,221,467
Other Securities		7.5	317,015,323
		17.4	750,341,087
Total Common Stock
(Cost $3,746,775,214)			4,234,300,412

Preferred Stock 0.6% of net assets

Germany 0.6%
Other Securities		0.6	24,036,657

United Kingdom 0.0%
Other Securities		0.0	31,346
Total Preferred Stock
(Cost $23,676,364)			24,068,003

Security	Number of Shares	% of Net Assets	Value ($)
Rights 0.0% of net assets

Spain 0.0%
Other Securities		0.0	200,710
Total Rights
(Cost $208,052)			200,710

Other Investment Company 0.4% of net assets

United States 0.4%
Securities Lending Collateral 0.4%
Other Securities		0.4	15,421,062
Total Other Investment Company
(Cost $15,421,062)			15,421,062
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.4% of net assets

Time Deposits 0.4%
Sumitomo Mitsui Banking Corp. 1.54%, 11/01/18 (d)	17,097,580	0.4	17,097,580
Other Securities		0.0	1,209,637
		0.4	18,307,217
Total Short-Term Investments
(Cost $18,307,217)			18,307,217

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI EAFE Index, expires 12/21/18	533	48,303,125	473,681
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $14,894,013.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

84
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$—	$2,564,094,584	$—	$2,564,094,584
Australia	3,548,860	288,498,037	—	292,046,897
Austria	1,214,327	9,036,097	—	10,250,424
Denmark	2,172,708	68,214,069	—	70,386,777
France	4,616,992	468,084,645	—	472,701,637
Hong Kong	2,146,501	144,269,740	—	146,416,241
Ireland	7,574,323	14,564,946	—	22,139,269
Israel	10,892,570	11,607,019	—	22,499,589
Netherlands	13,527,854	130,229,655	—	143,757,509
Portugal	2,935,223	3,890,499	— *	6,825,722
Sweden	1,955,734	112,211,375	—	114,167,109
Switzerland	2,634,364	366,380,290	—	369,014,654
Preferred Stock[1]	—	24,036,657	—	24,036,657
United Kingdom	—	—	31,346	31,346
Rights [1]	200,710	—	—	200,710
Other Investment Company[1]	15,421,062	—	—	15,421,062
Short-Term Investments[1]	—	18,307,217	—	18,307,217
Futures Contracts[2]	473,681	—	—	473,681
Total	$69,314,909	$4,223,424,830	$31,346	$4,292,771,085
*	Level 3 amount shown includes securities determined to have no value at October 31, 2018.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
85
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $3,788,966,847) including securities on loan of $14,894,013		$4,276,876,342
Collateral invested for securities on loan, at value (cost $15,421,062)		15,421,062
Deposit with broker for futures contracts		2,668,500
Receivables:
Investments sold		354,203
Fund shares sold		19,919,212
Dividends		11,223,341
Foreign tax reclaims		5,434,979
Variation margin on futures contracts		333,266
Income from securities on loan		116,351
Interest	+	730
Total assets		4,332,347,986
Liabilities
Collateral held for securities on loan		15,421,062
Payables:
Investments bought		201,525
Investment adviser fees		223,224
Fund shares redeemed		2,170,021
Due to custodian	+	351,766
Total liabilities		18,367,598
Net Assets
Total assets		4,332,347,986
Total liabilities	–	18,367,598
Net assets		$4,313,980,388
Net Assets by Source
Capital received from investors		3,885,804,838
Total distributable earnings[1]		428,175,550

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$4,313,980,388		226,996,665		$19.00

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).
86
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends (net of foreign withholding tax of $13,524,087)		$133,968,277
Interest		167,543
Securities on loan, net	+	1,557,333
Total investment income		135,693,153
Expenses
Investment adviser fees		2,667,493
Total expenses	–	2,667,493
Net investment income		133,025,660
Realized and Unrealized Gains (Losses)
Net realized losses on investments (net of foreign capital gain tax paid of $66)		(25,650,097)
Net realized losses on futures contracts		(2,804,316)
Net realized losses on foreign currency transactions	+	(953,578)
Net realized losses		(29,407,991)
Net change in unrealized appreciation (depreciation) on investments		(439,270,699)
Net change in unrealized appreciation (depreciation) on futures contracts		350,567
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(180,433)
Net change in unrealized appreciation (depreciation)	+	(439,100,565)
Net realized and unrealized losses		(468,508,556)
Decrease in net assets resulting from operations		($335,482,896)
87
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$133,025,660	$99,012,739
Net realized losses		(29,407,991)	(7,708,097)
Net change in unrealized appreciation (depreciation)	+	(439,100,565)	643,741,968
Increase (decrease) in net assets from operations		(335,482,896)	735,046,610
Distributions to Shareholders1
Total distributions		($112,933,005)	($92,318,949)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		68,078,593	$1,412,881,267	67,629,186	$1,284,202,843
Shares reinvested		4,270,674	88,744,607	4,417,331	75,315,502
Shares redeemed	+	(41,807,131)	(866,997,348)	(41,099,900)	(774,927,371)
Net transactions in fund shares		30,542,136	$634,628,526	30,946,617	$584,590,974
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		196,454,529	$4,127,767,763	165,507,912	$2,900,449,128
Total increase	+	30,542,136	186,212,625	30,946,617	1,227,318,635
End of period[2]		226,996,665	$4,313,980,388	196,454,529	$4,127,767,763
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $92,318,949 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 10 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $71,292,514 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
88
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Equity Index Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust, except Schwab 1000 Index Fund, which is a series of Schwab Investments. Both Schwab Capital Trust and Schwab Investments (the trusts) are no-load, open-end management investment companies. Each trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trusts as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab S&P 500 Index Fund	Schwab Target 2035 Fund
Schwab Small-Cap Index Fund	Schwab Target 2040 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2045 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2050 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2055 Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Target 2060 Fund
Schwab International Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental US Small Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Fundamental Emerging Markets Large Company Index Fund
Laudus Small-Cap MarketMasters Fund™	Schwab Fundamental Global Real Estate Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2010 Index Fund
Schwab Balanced Fund	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Hedged Equity Fund	Schwab Target 2040 Index Fund
Schwab Health Care Fund	Schwab Target 2045 Index Fund
Schwab International Core Equity Fund	Schwab Target 2050 Index Fund
Schwab Target 2010 Fund	Schwab Target 2055 Index Fund
Schwab Target 2015 Fund	Schwab Target 2060 Index Fund
Schwab Target 2020 Fund	Schwab® Monthly Income Fund – Moderate Payout
Schwab Target 2025 Fund	Schwab® Monthly Income Fund – Enhanced Payout
Schwab Target 2030 Fund	Schwab® Monthly Income Fund – Maximum Payout

SCHWAB INVESTMENTS (ORGANIZED OCTOBER 26, 1990)
Schwab 1000 Index Fund	Schwab® Short-Term Bond Index Fund
Schwab Intermediate-Term Bond Fund™	Schwab Tax-Free Bond Fund™
Schwab GNMA Fund™	Schwab California Tax-Free Bond Fund™
Schwab ® Treasury Inflation Protected Securities Index Fund	Schwab Global Real Estate Fund™
Schwab ® U.S. Aggregate Bond Index Fund
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund and Schwab U.S. Mid-Cap Index Fund commenced operations on December 20, 2017.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
89
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The funds may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.
Effective November 5, 2018, the funds adopted SEC Regulation S-X disclosure requirement changes. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the
90
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2018 are disclosed in the Condensed Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Securities Lending: Under the trusts’ Securities Lending Program, a fund (lender), except for the Schwab U.S. Large-Cap Growth Index Fund, the Schwab U.S. Large-Cap Value Index Fund and the Schwab U.S. Mid-Cap Index Fund, respectively, may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as
91
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%. Any expenses charged by the cash collateral fund are in addition to these fees.
As of October 31, 2018, the funds had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of October 31, 2018, if any, are disclosed in each fund’s Condensed Portfolio Holdings. The value of the securities on loan and the investment of cash collateral are also disclosed in each fund’s Statement of Assets and Liabilities.
Cash Management Transactions: The funds, except for Schwab 1000 Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund and Schwab U.S. Mid-Cap Index Fund may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS Sweep are accounted for on a cost basis, which approximates market value.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
92
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
In 2015, the Schwab International Index Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. For additional details, see Affiliates and Affiliated Transactions in financial note 4, Other Affiliated Transactions.
(e) Expenses:
Pursuant to an Amended and Restated Investment Advisory and Administration Agreement (Advisory Agreement) between Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) and each trust, CSIM pays the operating expenses of each fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year.
(g) Custody Credit:
Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company (State Street), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to a fund’s operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2018, if any, are reflected in each fund’s Statement of Assets and Liabilities.
(k) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(l) Recent Accounting Standards:
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The funds are permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The funds have early adopted certain removed or
93
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and have delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the funds’ financial statements.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectuses, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Tracking Error Risk. As an index fund, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Investment Style Risk. The funds are not actively managed. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, a fund’s performance may be below that of the index.
Sampling Index Tracking Risk. To the extent a fund uses sampling techniques, the fund will not fully replicate its index and may hold securities not included in the index. As a result, the fund will be subject to the risk that the investment adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Concentration Risk. To the extent that a fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Value Investing Risk. A fund may emphasize “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.
94
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

3. Risk Factors (continued):
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. To the extent a fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Derivatives Risk. A fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectuses for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Advisory Agreement between CSIM and each trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab U.S. Large-Cap Growth Index Fund*	Schwab U.S. Large-Cap Value Index Fund*	Schwab U.S. Mid-Cap Index Fund*	Schwab International Index Fund
0.03%	0.05%	0.05%	0.03%	0.04%	0.04%	0.05%	0.06%
*The investment adviser voluntarily agreed to waive each fund’s management fees to 0.00% beginning with each fund’s commencement of operations through June 30, 2018.
95
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentages of shares of each fund in this report that are owned by other funds in the Fund Complex as of October 31, 2018, as applicable:
	Underlying Funds
	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab U.S. Mid-Cap Index Fund	Schwab International Index Fund
Schwab Balanced Fund	—%	—%	—%	—%	—%
Schwab MarketTrack All Equity Portfolio	0.6%	—%	2.9%	—%	2.1%
Schwab MarketTrack Balanced Portfolio	0.3%	—%	1.4%	—%	0.8%
Schwab MarketTrack Conservative Portfolio	0.1%	—%	0.4%	—%	0.3%
Schwab MarketTrack Growth Portfolio	0.6%	—%	2.7%	—%	1.7%
Schwab MarketTrack Growth Portfolio II	0.0%*	0.0%*	0.1%	—%	0.1%
Schwab Target 2010 Fund	0.0%*	—%	—%	0.2%	—%
Schwab Target 2015 Fund	0.0%*	—%	—%	0.4%	—%
Schwab Target 2020 Fund	0.2%	—%	—%	3.0%	—%
Schwab Target 2025 Fund	0.2%	—%	—%	3.6%	—%
Schwab Target 2030 Fund	0.4%	—%	—%	7.6%	—%
Schwab Target 2035 Fund	0.2%	—%	—%	3.8%	—%
Schwab Target 2040 Fund	0.4%	—%	—%	8.7%	—%
Schwab Target 2045 Fund	0.1%	—%	—%	1.2%	—%
Schwab Target 2050 Fund	0.1%	—%	—%	1.2%	—%
Schwab Target 2055 Fund	0.0%*	—%	—%	0.7%	—%
Schwab Target 2060 Fund	0.0%*	—%	—%	0.1%	—%
*	Less than 0.05%
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. However, the investment adviser agreed to pay these professional fees, subject to reimbursement by the Schwab International Index Fund to the extent the fund is able to successfully recover taxes withheld in the future.
Schwab International Index Fund has recovered previously withheld foreign taxes from Finland. The payment received by the fund amounted to $58,864 and has been recorded in the Statement of Operations. The investment adviser has paid upfront professional fees associated with recovering these foreign taxes in the amount of $131,932 for Schwab International Index Fund and the amount of $58,864 has been reimbursed to the investment adviser by the fund.
As of October 31, 2018, the balance of professional fees related to foreign withholding tax subject to future reimbursement to the investment adviser was $73,068 for Schwab International Index Fund.
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
96
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Transactions
The funds may engage in transactions with certain other funds in the Fund Complex when permitted by applicable law. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2018, each fund’s total aggregate security transactions with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	Total Aggregate Transactions	Realized Gains (Losses)
Schwab S&P 500 Index Fund	$289,213,331	($41,880,392)
Schwab 1000 Index Fund	92,351,902	11,962,844
Schwab Small-Cap Index Fund	94,639,599	(645,411)
Schwab Total Stock Market Index Fund	108,031,792	(9,945,116)
Schwab U.S. Large-Cap Growth Index Fund*	11,985,684	(335,155)
Schwab U.S. Large-Cap Value Index Fund*	7,862,900	(194,439)
Schwab U.S. Mid-Cap Index Fund*	8,940,037	(324,804)
Schwab International Index Fund	112,101	(6,987)
* Since commencement of operations on December 20, 2017.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trusts were in compliance with these limitations throughout the report period. The funds do not pay any interested or non-interested (independent trustees) trustees. The independent trustees are paid by CSIM. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds, except for Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund, were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $605 million line of credit (the Syndicated Credit Facility), which matured on October 4, 2018. On October 4, 2018, the Syndicated Credit Facility was amended to include all funds and to run for a new 364 day period with an increased line of $750 million, maturing on October 3, 2019. Under the terms of the Syndicated Credit Facility, in addition to CSIM paying the interest charged on any borrowings by a fund, CSIM paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
On December 1, 2017, the funds became participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street, which matures on November 30, 2018. Under the terms of the Uncommitted Credit Facility, CSIM pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is paid by CSIM. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at October 31, 2018 are presented on the Condensed Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations, if any. Refer to financial note 2(b) for the funds’
97
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

7. Derivatives (continued):
accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2018, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Notional Amounts	Number of Contracts
Schwab S&P 500 Index Fund	$159,837,460	1,176
Schwab 1000 Index Fund	33,421,300	244
Schwab Small-Cap Index Fund	21,718,901	274
Schwab Total Stock Market Index Fund	35,237,788	284
Schwab U.S. Large-Cap Growth Index Fund*	254,745	3
Schwab U.S. Large-Cap Value Index Fund*	198,417	3
Schwab U.S. Mid-Cap Index Fund*	406,506	2
Schwab International Index Fund	33,423,340	335
* Since commencement of operations on December 20, 2017.

8. Purchases and Sales of Investment Securities:
For the period ended October 31, 2018, purchases and sales of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales of Securities
Schwab S&P 500 Index Fund	$3,874,299,298	$808,123,648
Schwab 1000 Index Fund	353,910,443	410,734,553
Schwab Small-Cap Index Fund	1,154,594,824	649,675,049
Schwab Total Stock Market Index Fund	1,799,180,681	316,693,464
Schwab U.S. Large-Cap Growth Index Fund*	107,075,047	14,010,880
Schwab U.S. Large-Cap Value Index Fund*	82,796,524	10,875,541
Schwab U.S. Mid-Cap Index Fund*	200,014,416	18,116,231
Schwab International Index Fund	856,347,824	219,771,798
* Since commencement of operations on December 20, 2017.

9. Redemption Fee:
Prior to February 28, 2017, the funds charged a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts were netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the prior period were as follows:
Prior Period (11/1/16-10/31/17)
Schwab S&P 500 Index Fund	$110,332
Schwab 1000 Index Fund	8,551
Schwab Small-Cap Index Fund	13,135
Schwab Total Stock Market Index Fund	35,265
Schwab International Index Fund	13,908
98
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

10. Federal Income Taxes:
As of October 31, 2018, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab U.S. Large-Cap Growth Index Fund
Tax cost	$18,496,582,433	$2,160,806,327	$3,094,809,159	$5,397,997,546	$92,589,944
Gross unrealized appreciation	$16,525,580,037	$5,808,350,993	$1,152,173,049	$3,236,798,866	$4,789,664
Gross unrealized depreciation	(641,662,703)	(57,566,073)	(302,391,378)	(185,992,030)	(4,659,015)
Net unrealized appreciation (depreciation)	$15,883,917,334	$5,750,784,920	$849,781,671	$3,050,806,836	$130,649

	Schwab U.S. Large-Cap Value Index Fund	Schwab U.S. Mid-Cap Index Fund	Schwab International Index Fund
Tax cost	$71,825,563	$181,203,504	$3,884,253,225
Gross unrealized appreciation	$2,702,503	$6,245,947	$714,362,094
Gross unrealized depreciation	(4,822,493)	(16,073,170)	(305,844,234)
Net unrealized appreciation (depreciation)	($2,119,990)	($9,827,223)	$408,517,860
As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:
	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab U.S. Large-Cap Growth Index Fund
Undistributed ordinary income	$516,142,336	$116,695,215	$60,075,476	$120,095,618	$653,491
Undistributed long-term capital gains	138,414,203	287,791,818	256,266,656	35,932,506	—
Net unrealized appreciation (depreciation) on investments	15,883,917,334	5,750,784,920	849,781,671	3,050,806,836	130,649
Net other unrealized appreciation (depreciation)	—	—	—	—	—
Total	$16,538,473,873	$6,155,271,953	$1,166,123,803	$3,206,834,960	$784,140

	Schwab U.S. Large-Cap Value Index Fund	Schwab U.S. Mid-Cap Index Fund	Schwab International Index Fund
Undistributed ordinary income	$1,135,021	$2,108,388	$119,090,278
Undistributed long-term capital gains	—	13,302	—
Net unrealized appreciation (depreciation) on investments	(2,119,990)	(9,827,223)	408,517,860
Net other unrealized appreciation (depreciation)	—	—	(224,655)
Total	($984,969)	($7,705,533)	$527,383,483
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains (losses) on futures contracts and the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies (PFIC) and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
99
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

10. Federal Income Taxes (continued):
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2018, the funds had capital loss carryforwards available to offset future net capital gains as follows:
Expiration Date	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab U.S. Large-Cap Growth Index Fund
No expiration	$—	$—	$—	$—	$195,435
Total	$—	$—	$—	$—	$195,435

Expiration Date	Schwab U.S. Large-Cap Value Index Fund	Schwab U.S. Mid-Cap Index Fund	Schwab International Index Fund
No expiration	$—	$—	$99,207,933
Total	$—	$—	$99,207,933
For the year ended October 31, 2018, the funds had no capital loss carryforwards utilized and had no capital losses expired.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab U.S. Large-Cap Growth Index Fund
Current period distributions
Ordinary income	$554,866,625	$134,342,862	$61,629,828	$118,432,377	$—
Long-term capital gains	—	189,924,986	119,643,043	11,101,631	—
Prior period distributions
Ordinary income	$475,283,514	$118,201,282	$39,963,730	$95,406,007	$—
Long-term capital gains	122,940,295	104,593,102	77,932,853	23,632,325	—

	Schwab U.S. Large-Cap Value Index Fund	Schwab U.S. Mid-Cap Index Fund	Schwab International Index Fund
Current period distributions
Ordinary income	$—	$—	$112,933,005
Long-term capital gains	—	—	—
Prior period distributions
Ordinary income	$—	$—	$92,318,949
Long-term capital gains	—	—	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2018, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the funds did not incur any interest or penalties.
100
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
101
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Investments and Schwab Capital Trust and Shareholders of Schwab 1000 Index Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund and Schwab International Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the condensed portfolio holdings, of Schwab 1000 Index Fund (one of the funds constituting Schwab Investments), Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund and Schwab International Index Fund (seven of the funds constituting Schwab Capital Trust) (hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Schwab 1000 Index Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund: statements of operations for the year ended October 31, 2018 and statements of changes in net assets for each of the two years in the period ended October 31, 2018.
Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund and Schwab U.S. Mid-Cap Index Fund: statements of operations and changes in net assets for the period December 20, 2017 (commencement of operations) through October 31, 2018.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
San Francisco, California
December 14, 2018
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.
102
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Other Federal Tax Information (unaudited)

Schwab International Index Fund may elect to pass on the benefits of the foreign tax credit of $11,974,591 to its shareholders for the year ended October 31, 2018. The respective foreign source income on the fund is $147,492,364.
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2018, qualify for the corporate dividends received deduction:
Percentage
Schwab S&P 500 Index Fund	92.29
Schwab 1000 Index Fund	95.97
Schwab Small-Cap Index Fund	46.76
Schwab Total Stock Market Index Fund	86.78
Schwab U.S. Large-Cap Growth Index Fund	—
Schwab U.S. Large-Cap Value Index Fund	—
Schwab U.S. Mid-Cap Index Fund	—
Schwab International Index Fund	—
For the fiscal year ended October 31, 2018, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2019 via IRS Form 1099 of the amounts for use in preparing their 2018 income tax return.

Schwab S&P 500 Index Fund	$537,055,209
Schwab 1000 Index Fund	133,427,745
Schwab Small-Cap Index Fund	29,890,856
Schwab Total Stock Market Index Fund	108,473,140
Schwab U.S. Large-Cap Growth Index Fund	—
Schwab U.S. Large-Cap Value Index Fund	—
Schwab U.S. Mid-Cap Index Fund	—
Schwab International Index Fund	103,112,583
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2018:

Schwab S&P 500 Index Fund	$—
Schwab 1000 Index Fund	189,924,986
Schwab Small-Cap Index Fund	119,643,043
Schwab Total Stock Market Index Fund	11,101,631
Schwab U.S. Large-Cap Growth Index Fund	—
Schwab U.S. Large-Cap Value Index Fund	—
Schwab U.S. Mid-Cap Index Fund	—
Schwab International Index Fund	—
103
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended, requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the amended and restated investment advisory and administration agreements (the Agreements) between Schwab Capital Trust and Schwab Investments (collectively, the Trusts) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trusts, including Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab International Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, and Schwab U.S. Mid-Cap Index Fund (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreements with respect to the Funds at meetings held on April 26, 2018 and June 5, 2018, and approved the renewal of the Agreements with respect to the Funds for an additional one year term at the meeting held on June 5, 2018.
The Board’s approval of the continuance of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;
3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, exchange-traded funds and other accounts;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to each Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s infrastructure. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment and research tools, internet access, and an array of account features that benefit the Funds and certain of their shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that many of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreements with respect to the Funds.

104
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreements with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the selection criteria and composition of the peer category. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below, and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, which may include exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and of profitability with respect to each Fund under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to such Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreements with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Funds’ shareholders by way of the relatively low advisory fee and unitary fee structure of the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

105
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust and Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 101 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	101	Director (2005 – 2012), PS Business Parks, Inc.
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	101	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	101	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting); Chairman and CEO (Jan. 2008 – Apr. 2012), Aspiriant, LLC (wealth management).	101	None
106
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	101	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	101	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	101	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	101	Director (2012 – present), Eaton
Director and Chairman of the Audit Committee (2003 – 2013), Oneok Partners LP
Director (2009 – 2013), Oneok, Inc.
			Lead Independent Director (2002 – 2012), Board of Cooper Industries
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant (Jan. 2008 – present), Goldman Sachs & Co., Inc. (investment banking and securities firm); Co-CEO (Feb. 1998 – present), Colgin Cellars, LLC (vineyards).	101	Board Member and Chairman of the Audit Committee (1994 – present), Ionis Pharmaceuticals Lead Independent Director and Chair of Audit Committee (2014 – present), OUTFRONT Media Inc.
107
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	101	Director (2008 – present), The Charles Schwab Corporation
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Jan. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).	101	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	101	None
108
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Jan. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).
Jonathan de St. Paer
1973
President
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President (Oct. 2018 – present), Charles Schwab Investment Management, Inc.; Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – present) and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.; President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs.
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director, Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
109
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of CSIM. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
110
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $250 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Dow Jones U.S. Total Stock Market Index   An index which includes all publicly traded stocks of companies headquartered in the United States for which pricing information is readily available. The index is a float adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
International Spliced Index  An internally calculated index comprised of the Schwab International Index from inception of the Schwab International Index Fund until the close of business on December 20, 2011, the MSCI EAFE Index from December 21, 2011 until the close of business on February 28, 2013, and the MSCI EAFE Index (Net) from March 1, 2013 forward.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities  Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

111
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell Midcap Index   An index that measures the performance of the midcap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
Schwab 1000 Index  A float-adjusted market capitalization weighted index developed by Charles Schwab & Co., Inc. that represents the performance of the largest 1,000 publicly traded companies in the United States. As a result of corporate actions, the index may be comprised of more or less than 1,000 securities.
Small-Cap Spliced Index  An internally calculated index comprised of the Schwab Small-Cap Index from inception of the Schwab Small-Cap Index Fund until the close of business on December 14, 2011, and the Russell 2000 Index from December 15, 2011 forward.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

112
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2018 Schwab Funds. All rights reserved.

113
Schwab Equity Index Funds  |  Annual Report

Notes

Notes

Schwab Equity Index Funds
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Funds
Bond Funds
Schwab Intermediate-Term Bond Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab® U.S. Aggregate Bond Index Fund
Schwab® Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund™1
Schwab California Tax-Free Bond Fund™1
Schwab Money Funds
Schwab offers an array of money market funds.2 Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Investor or Ultra fund share classes.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2018 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

[1]	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
[2]	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

This page is intentionally left blank.

MFR13810-21
00218113

Annual Report  |  October 31, 2018
Schwab Fundamental Index* Funds

Schwab Fundamental
US Large Company Index Fund
Schwab Fundamental
US Small Company Index Fund
Schwab Fundamental
International Large Company
Index Fund
Schwab Fundamental
International Small Company
Index Fund
Schwab Fundamental
Emerging Markets Large
Company Index Fund
*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

This page is intentionally left blank.

Schwab Fundamental Index Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Condensed Portfolio Holdings are sub-categories of Sector classifications.
1
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Total Return for the 12 Months Ended October 31, 2018
Schwab Fundamental US Large Company Index Fund (Ticker Symbol: SFLNX)	6.83%
Russell RAFITM US Large Company Index	7.09%
Russell 1000® Index	6.98%
Fund Category: Morningstar Large Value[1]	3.34%
Performance Details	pages 8-10

Schwab Fundamental US Small Company Index Fund (Ticker Symbol: SFSNX)	2.40%
Russell RAFITM US Small Company Index	2.62%
Russell 2000® Index	1.85%
Fund Category: Morningstar Small Blend[1]	-0.07%
Performance Details	pages 11-13

Schwab Fundamental International Large Company Index Fund[2] (Ticker Symbol: SFNNX)	-6.53%
Russell RAFITM Developed ex US Large Company Index (Net)[3]	-6.01%
MSCI EAFE® Index (Net)[3]	-6.85%
Fund Category: Morningstar Foreign Large Value[1]	-8.45%
Performance Details	pages 14-16
Total Return for the 12 Months Ended October 31, 2018
Schwab Fundamental International Small Company Index Fund[2] (Ticker Symbol: SFILX)	-9.79%
Russell RAFITM Developed ex US Small Company Index (Net)[3]	-9.30%
S&P Developed ex-U.S. Small Cap Index (Net)[3]	-8.06%
Fund Category: Morningstar Foreign Small/Mid Blend[1]	-10.24%
Performance Details	pages 17-19

Schwab Fundamental Emerging Markets Large Company Index Fund[2] (Ticker Symbol: SFENX)	-6.09%
Russell RAFITM Emerging Markets Large Company Index (Net)[3]	-5.66%
MSCI Emerging Markets Index (Net)[3]	-12.52%
Fund Category: Morningstar Diversified Emerging Markets[1]	-13.34%
Performance Details	pages 20-22

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for each fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Index ownership — Russell® is a trademark owned by Frank Russell Company (Russell). The Russell RAFITM Index Series are calculated by Russell in conjunction with Research Affiliates® LLC (RA). Neither Russell nor RA sponsor, endorse or promote the Schwab Fundamental Index Funds and are not in any way connected to them and do not accept any liability in relation to their issue, operation and trading. Any intellectual property rights in the index values and constituent lists vests in Russell. “Research Affiliates®”, “Fundamental Index®” and “RAFI®” trade names are the exclusive property of RA. CSIM has obtained full license from Russell to use such intellectual property rights in the creation of the funds. For full disclaimer please see the funds’ statement of additional information.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
2
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
From the CEO

Marie Chandoha
CEO of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
Market downturns such as the one we experienced in October can be painful, but we can also learn from them. Every investor has a sense for how much risk they are willing to take. In fact, at many financial services firms, new clients are asked about their tolerance for risk, and specifically how they would feel under certain loss scenarios. It seems like a simple exercise, but it’s an important one, as it empowers investors to accept only those risks they are able to withstand.
But months like October—during which the S&P 500® Index declined 6.8%—can rattle even the most experienced investors and make them start to reconsider their appetite for risk. At Charles Schwab Investment Management, we understand that every investor thinks about risk differently and that those perspectives can change. That’s why we focus on providing foundational products that suit a range of risk appetites, and on consistently offering value to investors in the face of ever-changing market conditions.
We also believe that one of the best methods for managing risk and weathering market ups and downs over time is diversification. The idea of spreading risk over a broad array of asset classes has been a key feature of risk management since the beginnings of modern portfolio theory, but it’s become easier to execute in recent years as cost-efficient funds tailored to a variety of investor goals have multiplied.
The Schwab Fundamental Index Funds are a case in point. They play a significant role in our goal of providing our clients with a diverse variety of investment choices. Fundamental Index strategies can serve as a complement to traditional market cap index and actively managed strategies, offering investors the potential for more attractive risk-adjusted returns across various market cycles. In weighting fund holdings based on objective financial measures of company size, Fundamental Index funds tend to have different risk exposures than traditional market-cap index funds that use market capitalization to weight the same set of stocks. As a result, Fundamental Index and market-cap index strategies can perform differently over time—a key reason why we believe many investors can benefit from combining both approaches.
For more than 25 years, Charles Schwab Investment Management has offered a straightforward lineup of products and solutions at a great value to investors. When I joined the firm in 2010, I couldn’t have imagined how far we would advance that mission. We have led the way in bringing expenses down for many of our funds while building out a robust suite of products with our

3
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
From the CEO (continued)

“ Fundamental Index strategies can serve as a complement to traditional market cap index and actively managed strategies, offering investors the potential for more attractive risk-adjusted returns across various market cycles.”
investors’ needs in mind. And a big reason we’ve been able to accomplish those objectives is the skilled group of people we have here who share my belief that investing can change lives.
It brings me great pride in announcing that one of those people, Jonathan de St. Paer, is slated to succeed me when I retire as Chief Executive Officer of Charles Schwab Investment Management in March. Jonathan is a tremendous leader and has worked by my side to help build our company into a leader in the industry. He has spearheaded many of our important initiatives that have benefitted shareholders over the past eight years. I believe he’s the ideal person to lead the company forward as it continues to grow and evolve – and serve you, fund shareholders, first and foremost.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Fundamental Index Funds, including performance during the 12 months ended October 31, 2018, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
4
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
The Investment Environment

For the 12-month reporting period ended October 31, 2018, global equity markets were mixed. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains achieved during the preceding 11 months. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 7.35% and the Russell 2000® Index, a measure of U.S. small-cap stocks, returned 1.85%. Markets outside the U.S. were notably weaker as economic momentum slowed due to uncertainties from several fronts, including trade, inflation, and geopolitical concerns. This was compounded by October’s market volatility, which dampened European and Asian markets as well as those in the U.S. The MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned -6.85%, while the MSCI Emerging Markets Index (Net)* was weaker still, returning -12.52%.
Global economic growth was uneven over the reporting period. The U.S. economy continued to grow steadily as it entered its tenth year of expansion, buoyed by tax reform, strong corporate earnings, and still-accommodative financial conditions. Nonfarm payrolls were steady and U.S. gross domestic product (GDP) grew at an annual rate of 3.5% in the third quarter of 2018, down from 4.2% in the second quarter but up from just over 2% for the previous two quarters. Consumer confidence rose to an 18-year high during the period, the highest since 2000. Despite a tight labor market and growing economy, inflation and wage growth remained in check, although pressure on wage growth rose toward the end of the reporting period. Conditions in other regions outside the U.S. softened, however. In the eurozone, growth slowed, subdued by higher inflation and tepid wage growth that constrained consumer spending. Over the third quarter of 2018, the eurozone economy expanded by just 0.2%, down from 0.4% in the first two quarters of 2018 and 0.7% in the last quarter of 2017. Japan’s economy contracted slightly in the first quarter of 2018—for the first time since late 2015—but had regained its modest upward trajectory by the end of the reporting period. The United Kingdom’s economy also contracted in the first quarter of 2018 but resumed its gradual albeit modest expansion by period-end. Emerging markets were mixed. Several Asian economies, including China and India,
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2018

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
5
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
The Investment Environment (continued)

showed some slowing but continued their upward path of economic expansion, while others slowed more considerably. Brazil’s economy showed a slight increase in the two most recent quarters, driven by public spending and household consumption, but GDP growth was hampered by nationwide trucker strikes in May and June, which led to its biggest decline in exports since 2014. Turkey’s economy stagnated over the period, a result of faulty monetary policy holding down interest rates amid soaring inflation, among other problems, leading to talk of possible recession.
Despite rising to a nearly three-year high during the reporting period, oil prices fell precipitously during October amid concerns of a global oil glut. As of the end of the reporting period, the Organization of Petroleum Exporting Countries (OPEC) had cut its oil demand forecast for 2019. Demand has been particularly impacted by poor economic performance in China, Brazil, and Europe, while supply has risen, notably due to the growth of shale in the U.S. and strong increases in Russian oil production.
During the reporting period, monetary policy measures for the most part remained accommodative but were tightened in several developed international and emerging markets in anticipation of rising inflation due to elevated oil prices, expectations of increases in agricultural prices, and higher GDP growth. In the U.S., the Federal Reserve (Fed), in its efforts to achieve more normalized monetary policy, raised the federal funds rate by 0.25% four times over the reporting period—in December, March, June, and September—and signaled the likelihood of an additional rate hike before year-end as well as more to come in 2019; short-term interest rates ended the reporting period in a target range of 2.00% to 2.25%. The Fed also continued its program to slowly reduce the size of its balance sheet by allowing securities to mature without reinvesting the proceeds. As of the end of the reporting period, the Fed’s balance sheet stood at under $4.2 trillion, down from $4.5 trillion when the program was announced in June 2017. Outside the U.S., most central banks maintained their existing monetary policies or, in some cases in the face of signs of rising inflation, tightened their policies. The European Central Bank held interest rates steady at its October meeting and reiterated that it would likely maintain those rates through next summer, but confirmed its plans to phase out its monthly asset purchase program by year-end. Also in October, the Bank of Japan upheld its short-term interest rate target of –0.1% and slightly trimmed its inflation forecasts. In August, the Bank of England raised its key official bank rate from 0.50% to 0.75%, following a quarter-point increase in November 2017. The People’s Bank of China, while dealing with the effects of its trade war with the U.S., cut the reserve requirement for banks four times since January to free up more cash for business and household borrowing to stimulate its economy. Central banks in other key emerging market economies—including Argentina, India, Indonesia, Mexico, and Turkey—raised their policy rates in response to inflation and exchange-rate pressures.
After hitting its all-time low in November, in February the Cboe Volatility Index® (VIX®)1, a gauge of equity market volatility, spiked to levels not seen since 2015. After moderating over the spring and summer, the VIX spiked again in October amid sharp swings in the stock market throughout the month, with key U.S. market indices erasing much of the hefty gains they had achieved over the spring and summer. Outside the U.S., markets generally followed suit but showed increasing weakness over the second half of the reporting period. Technology stocks (tech) were particularly hard-hit, with 80% of tech stocks entering bear-market territory after October’s stock market sell-off, due to a combination of rising interest rates, concerns about trade tensions with China that are impacting supply chains worldwide, and increased regulatory scrutiny that impacted several large tech companies. Value stocks underperformed growth stocks by a wide margin over the reporting period, largely the result of high levels of consumer optimism and tax reform that took effect in January.
[1]	The Cboe Volatility Index® (or VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.
6
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Fund Management

Christopher Bliss, CFA, Vice President and Head of the Passive Equity Team, leads the portfolio management team for Schwab’s passive equity mutual funds and ETFs. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a Managing Director and Head of Americas Institutional Index team. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Chuck Craig, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small Company Index Fund. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund. Prior to joining CSIM in 2012, Ms. Qin spent more than four years at The Bank of New York Mellon Corporation. During that time, Ms. Qin spent more than two years as an associate equity portfolio manager and nearly two years as a performance analyst. She also worked at Wells Fargo Funds Management as a mutual fund analyst and at CIGNA Reinsurance in Risk Management group as a risk analyst.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund. He joined CSIM in 2008 and became a Portfolio Manager in 2014. Prior to this role, Mr. Rios served as an Associate Portfolio Manager on the Schwab Equity Index Strategies team for four years. His first role with CSIM was as a trade operation specialist. He also previously worked as a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).

Sabya Sinha, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small Company Index Fund. Prior to joining CSIM in 2015, Mr. Sinha spent a year at F-Squared Investments on the product development and analytics team. Prior to F-Squared, he worked at IndexIQ Advisors as a senior index portfolio manager for three years and for Bank of America’s Columbia Management subsidiary as a portfolio manager for three years.
7
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Large Company Index Fund as of October 31, 2018

The Schwab Fundamental US Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM US Large Company Index (the index), which measures the performance of the large company size segment by fundamental overall company scores which are created using as the universe the companies in the Russell 3000® Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights.   Over the reporting period, steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. Despite a tight labor market and growing economy, inflation and wage growth remained in check, although pressure on wage growth rose toward the end of the reporting period. The Federal Reserve (Fed), in its efforts to achieve more normalized monetary policy, raised the federal funds rate four times over the reporting period.
Performance.   The fund generally tracked the index for the reporting period. The fund returned 6.83% for the 12-month reporting period ended October 31, 2018, while the index returned 7.09%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors.   From a sector standpoint, the Industrials sector, detracted from the returns of both the index and the fund. The Industrials sector represented an average weight of approximately 11% of the fund’s investments and returned approximately -5% for the reporting period. Within this sector, General Electric Co. was one of the largest detractors, with the fund’s holdings of this company returning approximately -48%.
Over the reporting period, the Financials sector was also a detractor from overall fund performance. Financials stocks represented an average weight of approximately 13% of the fund’s investments and returned approximately -2% for the reporting period.
The Information Technology sector, which includes companies involved in internet and software services, contributed the most to the returns of the index and the fund. Representing an average weight of approximately 17% of the fund’s investments, the Information Technology sector returned approximately 13% for the reporting period. One example from this sector is Apple, Inc. The fund’s holdings of Apple, Inc. returned approximately 31%.
The fund’s holdings in the Consumer Discretionary sector also contributed to overall fund performance, representing an average weight of approximately 13% of the fund’s investments and returning approximately 13% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
8
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Large Company Index Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1,2,3

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental US Large Company Index Fund (4/2/07)	6.83%	9.66%	13.99%
Russell RAFITM US Large Company Index[3]	7.09%	10.00%	N/A
Fundamental U.S. Large Company Spliced Index	7.09%	10.00%	14.30%
Russell 1000® Index	6.98%	11.05%	13.42%
Fund Category: Morningstar Large Value[4]	3.34%	8.03%	11.13%
Fund Expense Ratio[5]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership—Russell® is a trademark owned by Frank Russell Company (Russell). The Russell RAFITM Index Series are calculated by Russell in conjunction with Research Affiliates® LLC (RA). Neither Russell nor RA sponsor, endorse or promote the Schwab Fundamental US Large Company Index Fund and are not in any way connected to it and do not accept any liability in relation to its issue, operation and trading. Any intellectual property rights in the index values and constituent list vests in Russell. “Research Affiliates®”, “Fundamental Index®” and “RAFI®” trade names are the exclusive property of RA. CSIM has obtained full license from Russell to use such intellectual property rights in the creation of this fund. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 27, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund prior to October 27, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell RAFITM US Large Company Index is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus.
9
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Large Company Index Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics1
Number of Holdings	676
Weighted Average Market Cap (millions)	$171,379
Price/Earnings Ratio (P/E)	15.3
Price/Book Ratio (P/B)	2.4
Portfolio Turnover Rate	10%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
10
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Small Company Index Fund as of October 31, 2018

The Schwab Fundamental US Small Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM US Small Company Index (the index), which measures the performance of the small company size segment by fundamental overall company scores which are created using as the universe the companies in the Russell 3000® Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights.   Over the reporting period, steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. Despite a tight labor market and growing economy, inflation and wage growth remained in check, although pressure on wage growth rose toward the end of the reporting period. The Federal Reserve (Fed), in its efforts to achieve more normalized monetary policy, raised the federal funds rate four times over the reporting period.
Performance.   The fund generally tracked the index for the reporting period. The fund returned 2.40% for the 12-month reporting period ended October 31, 2018, while the index returned 2.62%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors.   Materials stocks were the largest detractors from the returns of both the index and the fund. The Materials sector, which includes companies that manufacture chemicals, construction materials, and metals, minerals and mining companies, represented an average weight of approximately 7% of the fund’s investments and returned approximately -15% for the reporting period. One example from this sector is The Chemours Co. The fund’s holdings of The Chemours Co. returned approximately -29%.
Over the reporting period, the Industrials sector was also a detractor from overall fund performance. Industrials stocks represented an average weight of approximately 20% of the fund’s investments and returned approximately -3% for the reporting period.
The fund’s holdings in the Consumer Discretionary sector were the largest contributors to the return of the fund. Consumer Discretionary stocks represented an average weight of approximately 17% of the fund’s investments and returned approximately 14% for the reporting period. One example from this sector is the fund’s holdings of lululemon Athletica, Inc. which generated a triple-digit return of approximately 129%.
The Health Care sector was another contributor to overall fund performance. Health Care stocks represented an average weight of approximately 6% of the fund’s investments and returned approximately 16% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
11
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Small Company Index Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1,2,3

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental US Small Company Index Fund (4/2/07)	2.40%	8.26%	14.67%
Russell RAFITM US Small Company Index[3]	2.62%	8.56%	N/A
Fundamental U.S. Small Company Spliced Index	2.62%	8.56%	15.02%
Russell 2000® Index	1.85%	8.01%	12.44%
Fund Category: Morningstar Small Blend[4]	-0.07%	6.75%	12.10%
Fund Expense Ratio[5]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership—Russell® is a trademark owned by Frank Russell Company (Russell). The Russell RAFITM Index Series are calculated by Russell in conjunction with Research Affiliates® LLC (RA). Neither Russell nor RA sponsor, endorse or promote the Schwab Fundamental US Small Company Index Fund and are not in any way connected to it and do not accept any liability in relation to its issue, operation and trading. Any intellectual property rights in the index values and constituent list vests in Russell. “Research Affiliates®”, “Fundamental Index®” and “RAFI®” trade names are the exclusive property of RA. CSIM has obtained full license from Russell to use such intellectual property rights in the creation of this fund. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 27, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund prior to October 27, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell RAFITM US Small Company Index is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus.
12
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Small Company Index Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics1
Number of Holdings	888
Weighted Average Market Cap (millions)	$4,495
Price/Earnings Ratio (P/E)	15.3
Price/Book Ratio (P/B)	1.8
Portfolio Turnover Rate	30%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
13
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Large Company Index Fund as of October 31, 2018

The Schwab Fundamental International Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Developed ex US Large Company Index (Net) (the index), which measures the performance of the large company size segment by fundamental overall company scores which are created using as the universe the companies in the Russell Developed ex US Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights.   Over the reporting period, international markets were notably weaker as economic momentum slowed due to uncertainties from several fronts, including trade, inflation, and geopolitical concerns, and compounded by October’s market volatility, which dampened European and Asian markets as well. In the eurozone, growth slowed, subdued by higher inflation and tepid wage growth that constrained consumer spending. Most central banks maintained their existing monetary policies or, in some cases in the face of signs of rising inflation, tightened their policies.
Performance.   The fund generally tracked the index for the reporting period. The fund returned -6.53% for the 12-month reporting period ended October 31, 2018, while the index returned -6.01%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. Also, timing differences in foreign exchange calculations contributed to, and fair valuation of the fund’s holdings detracted from, the fund’s relative performance.1
Contributors and Detractors.   From a country standpoint, German stocks detracted the most from the returns of the index and the fund. Representing an average weight of approximately 9% of the fund’s investments, stocks from Germany returned approximately -16% in U.S. dollar terms for the reporting period. One example from this country is BASF SE, a chemical company. The fund’s holdings of BASF SE returned approximately -27% in U.S. dollar terms.
Stocks from Japan also detracted from the return of both the index and the fund. Japanese stocks represented an average weight of approximately 23% of the fund’s investments and returned approximately -3% in U.S. dollar terms for the reporting period.
Stocks from Norway were the largest contributors to the returns of both the index and the fund. Norwegian stocks represented an average weight of approximately 1% of the fund’s investments and returned approximately 12% in U.S. dollar terms for the reporting period. Equinor A.S.A., a multinational petroleum and wind energy company, is one example of the fund’s holdings from this country. The fund’s holdings of Equinor A.S.A. returned approximately 34% in U.S. dollar terms.
The fund’s holdings in the Netherlands also contributed to overall fund performance, representing an average weight of approximately 5% of the fund’s investments and returning approximately 2% in U.S. dollar terms for the reporting period.
Management views and portfolio holdings may have changed since the report date.
[1]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
14
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Large Company Index Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1,2,3,4

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental International Large Company Index Fund (4/2/07)	-6.53%	2.21%	7.16%
Russell RAFITM Developed ex US Large Company Index (Net)[3,4]	-6.01%	2.43%	N/A
Fundamental Developed ex-U.S. Large Company Spliced Index	-6.01%	2.43%	7.79%
MSCI EAFE® Index (Net)[4]	-6.85%	2.02%	6.89%
Fund Category: Morningstar Foreign Large Value[5]	-8.45%	0.66%	6.17%
Fund Expense Ratio[6]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
Index ownership—Russell® is a trademark owned by Frank Russell Company (Russell). The Russell RAFITM Index Series are calculated by Russell in conjunction with Research Affiliates® LLC (RA). Neither Russell nor RA sponsor, endorse or promote the Schwab Fundamental International Large Company Index Fund and are not in any way connected to it and do not accept any liability in relation to its issue, operation and trading. Any intellectual property rights in the index values and constituent list vests in Russell. “Research Affiliates®”, “Fundamental Index®” and “RAFI®” trade names are the exclusive property of RA. CSIM has obtained full license from Russell to use such intellectual property rights in the creation of this fund. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund prior to October 19, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell RAFITM Developed ex US Large Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[5]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[6]	As stated in the prospectus.
15
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Large Company Index Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics1
Number of Holdings	887
Weighted Average Market Cap (millions)	$58,680
Price/Earnings Ratio (P/E)	12.1
Price/Book Ratio (P/B)	1.3
Portfolio Turnover Rate	13%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
16
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Small Company Index Fund as of October 31, 2018

The Schwab Fundamental International Small Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Developed ex US Small Company Index (Net) (the index), which measures the performance of the small company size segment by fundamental overall company scores which are created using as the universe the companies in the Russell Developed ex US Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights.   Over the reporting period, international markets were notably weaker as economic momentum slowed due to uncertainties from several fronts, including trade, inflation, and geopolitical concerns, and compounded by October’s market volatility, which dampened European and Asian markets as well. In the eurozone, growth slowed, subdued by higher inflation and tepid wage growth that constrained consumer spending. Most central banks maintained their existing monetary policies or, in some cases in the face of signs of rising inflation, tightened their policies.
Performance.   The fund generally tracked the index for the reporting period. The fund returned -9.79% for the 12-month reporting period ended October 31, 2018, while the index returned -9.30%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. Also, timing differences in foreign exchange calculations contributed to, and fair valuation of the fund’s holdings detracted from, the fund’s relative performance.1
Contributors and Detractors.   From a country standpoint, Japanese stocks detracted the most from the returns of the index and the fund. Representing an average weight of approximately 38% of the fund’s investments, stocks from Japan returned approximately -6% in U.S. dollar terms for the reporting period. One example from this country is KYB Corp., an automotive company that produces a variety of automotive equipment and replacement parts. The fund’s holding of KYB Corp. returned approximately -62% in U.S. dollar terms.
Stocks from the United Kingdom also detracted from the return of both the index and the fund. United Kingdom stocks represented an average weight of approximately 12% of the fund’s investments and returned approximately -9% in U.S. dollar terms for the reporting period.
Stocks from Norway were the largest contributors to the returns of both the index and the fund. Norwegian stocks represented an average weight of approximately 2% of the fund’s investments and returned approximately 17% in U.S. dollar terms for the reporting period. Petroleum Geo-Services A.S.A., a data and geoservices company that helps oil companies to find oil and gas reserves, is one example of the fund’s holdings from this country. The fund’s holdings of Petroleum Geo-Services A.S.A. returned approximately 92% in U.S. dollar terms.
The fund’s holdings in Israel also contributed to overall fund performance, representing an average weight of less than 1% of the fund’s investments and returning approximately 7% in U.S. dollar terms for the reporting period.
Management views and portfolio holdings may have changed since the report date.
[1]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
17
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Small Company Index Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1,2,3,4

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental International Small Company Index Fund (1/31/08)	-9.79%	4.74%	11.09%
Russell RAFITM Developed ex US Small Company Index (Net)[3,4]	-9.30%	5.15%	N/A
Fundamental Developed ex-U.S. Small Company Spliced Index	-9.30%	5.15%	12.22%
S&P Developed ex-U.S. Small Cap Index (Net)[4]	-8.06%	4.49%	10.64%
Fund Category: Morningstar Foreign Small/Mid Blend[5]	-10.24%	3.29%	10.31%
Fund Expense Ratio[6]: 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
Index ownership—Russell® is a trademark owned by Frank Russell Company (Russell). The Russell RAFITM Index Series are calculated by Russell in conjunction with Research Affiliates® LLC (RA). Neither Russell nor RA sponsor, endorse or promote the Schwab Fundamental International Small Company Index Fund and are not in any way connected to it and do not accept any liability in relation to its issue, operation and trading. Any intellectual property rights in the index values and constituent list vests in Russell. “Research Affiliates®”, “Fundamental Index®” and “RAFI®” trade names are the exclusive property of RA. CSIM has obtained full license from Russell to use such intellectual property rights in the creation of this fund. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund prior to October 19, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell RAFITM Developed ex US Small Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[5]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[6]	As stated in the prospectus.
18
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Small Company Index Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics1
Number of Holdings	1,531
Weighted Average Market Cap (millions)	$3,402
Price/Earnings Ratio (P/E)	14.0
Price/Book Ratio (P/B)	1.2
Portfolio Turnover Rate	26%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
19
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index Fund as of October 31, 2018

The Schwab Fundamental Emerging Markets Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Emerging Markets Large Company Index (Net) (the index), which measures the performance of the large company size segment by fundamental overall company scores which are created using as the universe the companies in the Russell Emerging Markets Index. To pursue its investment objective, the fund invests in a statistical sample of the securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of statistical sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights.   Over the reporting period, emerging markets were mixed. Several Asian economies, including China and India, showed some slowing but continued their upward path of economic expansion, while others slowed more considerably. Brazil’s economy showed a slight increase in the two most recent quarters, driven by public spending and household consumption, but GDP growth was hampered by nationwide trucker strikes in May and June, which led to its biggest decline in exports since 2014. Turkey’s economy stagnated over the period, a result of faulty monetary policy holding down interest rates amid soaring inflation, among other problems, leading to talk of possible recession.
Performance.   The fund generally tracked the index for the reporting period. The fund returned -6.09% for the 12-month reporting period ended October 31, 2018, while the index returned -5.66%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. Additionally, timing differences in foreign exchange calculations contributed to, and fair valuation of the fund’s holdings detracted from, the fund’s relative underperformance.1
Contributors and Detractors.   From a country standpoint, South Korean stocks detracted the most from the returns of the index and the fund. Representing an average weight of approximately 19% of the fund’s investments, stocks from South Korea returned approximately -19% in U.S. dollar terms for the reporting period. One example from this country is Samsung Electronics Co., Ltd., a multinational electronics company. The fund’s holdings of Samsung Electronics Co., Ltd. returned approximately -22% in U.S. dollar terms.
Stocks from Taiwan also detracted from the return of both the index and the fund. Taiwanese stocks represented an average weight of approximately 12% of the fund’s investments and returned approximately -13% in U.S. dollar terms for the reporting period.
Brazilian stocks contributed the most to the returns of both the index and the fund. Representing an average weight of approximately 11% of the fund’s investments, stocks from Brazil generated a return of approximately 18% in U.S. dollar terms for the reporting period. One example from this country is multinational metals and mining company Vale S.A. The fund’s holdings of Vale S.A. returned approximately 64% in U.S. dollar terms.
Stocks from Russia also contributed to overall fund performance representing an average weight of approximately 13% of the fund’s investments and returned approximately 14% in U.S. dollar terms for the reporting period.
Management views and portfolio holdings may have changed since the report date.
[1]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
20
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1,2,3,4

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental Emerging Markets Large Company Index Fund (1/31/08)	-6.09%	1.07%	7.10%
Russell RAFITM Emerging Markets Large Company Index (Net)[3,4]	-5.66%	1.68%	N/A
Fundamental Emerging Markets Large Company Spliced Index	-5.66%	1.68%	8.61%
MSCI Emerging Markets Index (Net)[4]	-12.52%	0.78%	7.84%
Fund Category: Morningstar Diversified Emerging Markets[5]	-13.34%	0.01%	7.39%
Fund Expense Ratio[6]: 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
Index ownership—Russell® is a trademark owned by Frank Russell Company (Russell). The Russell RAFITM Index Series are calculated by Russell in conjunction with Research Affiliates® LLC (RA). Neither Russell nor RA sponsor, endorse or promote the Schwab Fundamental Emerging Markets Large Company Index Fund and are not in any way connected to it and do not accept any liability in relation to its issue, operation and trading. Any intellectual property rights in the index values and constituent list vests in Russell. “Research Affiliates®”, “Fundamental Index®” and “RAFI®” trade names are the exclusive property of RA. CSIM has obtained full license from Russell to use such intellectual property rights in the creation of this fund. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund prior to October 19, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell RAFITM Emerging Markets Large Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[5]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[6]	As stated in the prospectus.
21
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics1
Number of Holdings	335
Weighted Average Market Cap (millions)	$67,503
Price/Earnings Ratio (P/E)	9.2
Price/Book Ratio (P/B)	1.0
Portfolio Turnover Rate	19%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets. Investing in emerging markets may accentuate these risks.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
22
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2018 and held through October 31, 2018.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 5/1/18	Ending Account Value (Net of Expenses) at 10/31/18	Expenses Paid During Period 5/1/18-10/31/18[2]
Schwab Fundamental US Large Company Index Fund
Actual Return	0.25%	$1,000.00	$1,027.00	$1.28
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.94	$1.28
Schwab Fundamental US Small Company Index Fund
Actual Return	0.25%	$1,000.00	$ 988.60	$1.25
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.94	$1.28
Schwab Fundamental International Large Company Index Fund
Actual Return	0.25%	$1,000.00	$ 902.40	$1.20
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.94	$1.28
Schwab Fundamental International Small Company Index Fund
Actual Return	0.39%	$1,000.00	$ 869.00	$1.84
Hypothetical 5% Return	0.39%	$1,000.00	$1,023.23	$1.99
Schwab Fundamental Emerging Markets Large Company Index Fund
Actual Return	0.39%	$1,000.00	$ 879.30	$1.85
Hypothetical 5% Return	0.39%	$1,000.00	$1,023.23	$1.99

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
23
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Large Company Index Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$16.89	$15.12	$15.14	$15.56	$13.65
Income (loss) from investment operations:
Net investment income (loss)	0.38 [1]	0.35 [1]	0.34 [1]	0.33 [1]	0.26
Net realized and unrealized gains (losses)	0.76	2.52	0.44	(0.10)	1.87
Total from investment operations	1.14	2.87	0.78	0.23	2.13
Less distributions:
Distributions from net investment income	(0.36)	(0.34)	(0.34)	(0.26)	(0.22)
Distributions from net realized gains	(0.20)	(0.76)	(0.46)	(0.39)	—
Total distributions	(0.56)	(1.10)	(0.80)	(0.65)	(0.22)
Net asset value at end of period	$17.47	$16.89	$15.12	$15.14	$15.56
Total return	6.83%	19.69%	5.61%	1.44%	15.74%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.31% [2]	0.39%	0.39%	0.39%
Net operating expenses	N/A [3]	0.30% [2]	0.35%	0.35%	0.35%
Net investment income (loss)	2.17%	2.19%	2.33%	2.16%	1.95%
Portfolio turnover rate	10%	15%	11%	12%	14%
Net assets, end of period (x 1,000,000)	$4,887	$5,367	$4,569	$4,886	$4,465

1
Calculated based on the average shares outstanding during the period.
2
Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective May 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
24
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2018

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the SEC’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.8% of net assets

Automobiles & Components 1.5%
General Motors Co.	716,828	0.5	26,228,737
Other Securities		1.0	46,016,622
		1.5	72,245,359

Banks 4.7%
Bank of America Corp.	917,434	0.5	25,229,435
Citigroup, Inc.	495,822	0.7	32,456,508
JPMorgan Chase & Co.	534,433	1.2	58,263,886
Wells Fargo & Co.	1,017,413	1.1	54,156,894
Other Securities		1.2	59,644,372
		4.7	229,751,095

Capital Goods 7.2%
General Electric Co.	4,132,758	0.9	41,740,856
The Boeing Co.	67,702	0.5	24,024,732
United Technologies Corp.	214,952	0.5	26,699,188
Other Securities		5.3	261,685,398
		7.2	354,150,174

Commercial & Professional Services 0.6%
Other Securities		0.6	29,602,611

Consumer Durables & Apparel 1.3%
Other Securities		1.3	61,933,302

Consumer Services 1.8%
McDonald's Corp.	175,568	0.6	31,057,979
Other Securities		1.2	55,095,447
		1.8	86,153,426

Diversified Financials 4.6%
Berkshire Hathaway, Inc., Class B *	295,886	1.2	60,739,478
The Charles Schwab Corp. (b)	53,515	0.1	2,474,534
Other Securities		3.3	159,637,043
		4.6	222,851,055

Energy 12.0%
Chevron Corp.	919,002	2.1	102,606,573
ConocoPhillips	585,472	0.8	40,924,493
Exxon Mobil Corp.	2,276,741	3.7	181,410,723
Marathon Petroleum Corp.	388,699	0.6	27,383,845
Phillips 66	292,918	0.6	30,117,829
Security	Number of Shares	% of Net Assets	Value ($)
Valero Energy Corp.	320,406	0.6	29,185,782
Other Securities		3.6	177,190,808
		12.0	588,820,053

Food & Staples Retailing 3.3%
Costco Wholesale Corp.	119,503	0.6	27,321,971
Walgreens Boots Alliance, Inc.	306,182	0.5	24,424,138
Walmart, Inc.	756,442	1.6	75,856,004
Other Securities		0.6	36,153,490
		3.3	163,755,603

Food, Beverage & Tobacco 4.6%
Altria Group, Inc.	338,416	0.5	22,010,577
Archer-Daniels-Midland Co.	464,514	0.4	21,948,287
PepsiCo, Inc.	299,793	0.7	33,690,737
Philip Morris International, Inc.	384,218	0.7	33,838,079
The Coca-Cola Co.	749,573	0.7	35,889,555
Other Securities		1.6	79,728,302
		4.6	227,105,537

Health Care Equipment & Services 6.7%
Anthem, Inc.	94,100	0.5	25,931,137
CVS Health Corp.	655,076	1.0	47,420,952
Express Scripts Holding Co. *	351,597	0.7	34,094,361
UnitedHealth Group, Inc.	159,676	0.9	41,731,323
Other Securities		3.6	178,305,859
		6.7	327,483,632

Household & Personal Products 1.8%
The Procter & Gamble Co.	676,835	1.2	60,021,728
Other Securities		0.6	27,040,352
		1.8	87,062,080

Insurance 3.4%
American International Group, Inc.	616,412	0.5	25,451,651
Other Securities		2.9	142,489,594
		3.4	167,941,245

Materials 3.2%
Other Securities		3.2	156,269,044

25
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Media & Entertainment 4.2%
Comcast Corp., Class A	1,058,864	0.8	40,385,073
The Walt Disney Co.	364,382	0.9	41,841,985
Other Securities		2.5	122,625,172
		4.2	204,852,230

Pharmaceuticals, Biotechnology & Life Sciences 6.5%
Amgen, Inc.	116,713	0.5	22,501,099
Gilead Sciences, Inc.	336,147	0.5	22,918,502
Johnson & Johnson	440,827	1.3	61,711,372
Merck & Co., Inc.	717,472	1.1	52,813,114
Pfizer, Inc.	1,696,644	1.5	73,057,491
Other Securities		1.6	83,081,508
		6.5	316,083,086

Real Estate 1.6%
Other Securities		1.6	76,857,319

Retailing 5.2%
Lowe's Cos., Inc.	250,025	0.5	23,807,380
Target Corp.	330,733	0.6	27,659,201
The Home Depot, Inc.	199,253	0.7	35,044,618
Other Securities		3.4	169,629,065
		5.2	256,140,264

Semiconductors & Semiconductor Equipment 2.8%
Intel Corp.	1,225,256	1.2	57,440,001
QUALCOMM, Inc.	426,555	0.5	26,826,044
Other Securities		1.1	51,570,343
		2.8	135,836,388

Software & Services 5.9%
International Business Machines Corp.	395,151	0.9	45,612,280
Microsoft Corp.	864,958	1.9	92,386,164
Oracle Corp.	660,614	0.7	32,264,388
Other Securities		2.4	119,335,620
		5.9	289,598,452

Technology Hardware & Equipment 6.7%
Apple, Inc.	901,557	4.0	197,314,765
Cisco Systems, Inc.	899,251	0.8	41,140,733
Other Securities		1.9	88,701,797
		6.7	327,157,295

Security	Number of Shares	% of Net Assets	Value ($)
Telecommunication Services 3.9%
AT&T, Inc.	2,869,321	1.8	88,030,768
Verizon Communications, Inc.	1,291,139	1.5	73,711,126
Other Securities		0.6	27,111,255
		3.9	188,853,149

Transportation 2.2%
Union Pacific Corp.	167,255	0.5	24,456,026
Other Securities		1.7	81,989,320
		2.2	106,445,346

Utilities 4.1%
Other Securities		4.1	198,703,728
Total Common Stock
(Cost $3,285,095,989)			4,875,651,473

Other Investment Companies 0.2% of net assets

Money Market Fund 0.1%
Other Securities		0.1	3,544,864

Securities Lending Collateral 0.1%
Other Securities		0.1	8,424,450
Total Other Investment Companies
(Cost $11,969,314)			11,969,314

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/21/18	78	10,573,290	(434,183)
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $8,048,691.
(b)	Issuer is affiliated with the fund’s investment adviser.
(c)	The rate shown is the 7-day yield.

The fund owns shares of an affiliate, The Charles Schwab Corp., since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended October 31, 2018:
	Balance of Shares Held at 10/31/17	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Dividends Received
The Charles Schwab Corp.	65,715	600	(12,800)	53,515	($246,317)	$408,031	$24,280

26
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$4,875,651,473	$—	$—	$4,875,651,473
Other Investment Companies[1]	11,969,314	—	—	11,969,314
Liabilities
Futures Contracts[2]	(434,183)	—	—	(434,183)
Total	$4,887,186,604	$—	$—	$4,887,186,604
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
27
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investment in affiliated issuer, at value (cost $915,006)		$2,474,534
Investments in unaffiliated issuers, at value (cost $3,287,725,847) including securities on loan of $8,048,691		4,876,721,803
Collateral invested for securities on loan, at value (cost $8,424,450)		8,424,450
Deposit with broker for futures contracts		960,000
Receivables:
Dividends		5,926,857
Fund shares sold		5,460,803
Variation margin on futures contracts		119,070
Income from securities on loan	+	12,252
Total assets		4,900,099,769
Liabilities
Collateral held for securities on loan		8,424,450
Payables:
Investment adviser fees		1,070,756
Fund shares redeemed	+	3,869,536
Total liabilities		13,364,742
Net Assets
Total assets		4,900,099,769
Total liabilities	–	13,364,742
Net assets		$4,886,735,027
Net Assets by Source
Capital received from investors		2,969,380,968
Total distributable earnings[1]		1,917,354,059

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$4,886,735,027		279,700,303		$17.47

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).
28
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends received from affiliated issuer		$24,280
Dividends received from unaffiliated issuers (net of foreign withholding tax of $1,027)		127,804,328
Securities on loan, net	+	589,681
Total investment income		128,418,289
Expenses
Investment adviser fees		13,265,693
Total expenses	–	13,265,693
Net investment income		115,152,596
Realized and Unrealized Gains (Losses)
Net realized gains on affiliated issuer		408,031
Net realized gains on unaffiliated issuers		249,096,151
Net realized gains on futures contracts	+	2,227,020
Net realized gains		251,731,202
Net change in unrealized appreciation (depreciation) on affiliated issuer		(246,317)
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		986,178
Net change in unrealized appreciation (depreciation) on futures contracts	+	(488,887)
Net change in unrealized appreciation (depreciation)	+	250,974
Net realized and unrealized gains		251,982,176
Increase in net assets resulting from operations		$367,134,772
29
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$115,152,596	$113,877,752
Net realized gains		251,731,202	56,381,221
Net change in unrealized appreciation (depreciation)	+	250,974	741,362,515
Increase in net assets from operations		367,134,772	911,621,488
Distributions to Shareholders1
Total distributions		($177,108,409)	($342,415,428)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		39,154,381	$686,476,408	69,847,473	$1,104,160,813
Shares reinvested		6,432,720	110,964,408	14,226,127	219,082,355
Shares redeemed	+	(83,654,201)	(1,467,928,658)	(68,569,481)	(1,094,190,189)
Net transactions in fund shares		(38,067,100)	($670,487,842)	15,504,119	$229,052,979
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		317,767,403	$5,367,196,506	302,263,284	$4,568,937,467
Total increase or decrease	+	(38,067,100)	(480,461,479)	15,504,119	798,259,039
End of period[2]		279,700,303	$4,886,735,027	317,767,403	$5,367,196,506
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $106,432,914 from net investment income and $235,982,514 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 10 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $90,506,807 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
30
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$15.32	$12.69	$12.82	$13.51	$12.78
Income (loss) from investment operations:
Net investment income (loss)	0.22 [1]	0.21 [1]	0.18 [1]	0.18 [1]	0.14
Net realized and unrealized gains (losses)	0.17	2.68	0.43	(0.03)	1.23
Total from investment operations	0.39	2.89	0.61	0.15	1.37
Less distributions:
Distributions from net investment income	(0.21)	(0.17)	(0.18)	(0.16)	(0.12)
Distributions from net realized gains	(0.82)	(0.09)	(0.56)	(0.68)	(0.52)
Total distributions	(1.03)	(0.26)	(0.74)	(0.84)	(0.64)
Net asset value at end of period	$14.68	$15.32	$12.69	$12.82	$13.51
Total return	2.40%	22.94%	5.37%	1.01%	10.99%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.33% [2]	0.43%	0.43%	0.44%
Net operating expenses	N/A [3]	0.30% [2]	0.35%	0.35%	0.35%
Net investment income (loss)	1.42%	1.43%	1.50%	1.37%	1.14%
Portfolio turnover rate	30%	27%	30%	31%	29%
Net assets, end of period (x 1,000,000)	$1,782	$1,727	$1,361	$1,416	$1,208

1
Calculated based on the average shares outstanding during the period.
2
Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective May 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
31
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2018

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the SEC’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 0.9%
Other Securities		0.9	15,758,557

Banks 5.8%
Popular, Inc.	85,498	0.2	4,446,751
Other Securities		5.6	98,839,634
		5.8	103,286,385

Capital Goods 12.0%
EnerSys	58,310	0.3	4,639,727
Esterline Technologies Corp. *	43,830	0.3	5,143,889
KBR, Inc.	260,630	0.3	5,155,261
Nordson Corp.	34,160	0.2	4,190,407
NOW, Inc. *	371,980	0.3	4,776,223
Teledyne Technologies, Inc. *	20,397	0.3	4,513,448
Other Securities		10.3	184,584,233
		12.0	213,003,188

Commercial & Professional Services 5.2%
Clean Harbors, Inc. *	58,756	0.2	3,997,758
Essendant, Inc.	439,510	0.3	5,599,357
Other Securities		4.7	83,506,160
		5.2	93,103,275

Consumer Durables & Apparel 4.1%
Deckers Outdoor Corp. *	44,227	0.3	5,624,348
lululemon Athletica, Inc. *	40,102	0.3	5,643,554
Other Securities		3.5	61,266,303
		4.1	72,534,205

Consumer Services 5.1%
Adtalem Global Education, Inc. *	105,990	0.3	5,366,274
Other Securities		4.8	86,295,717
		5.1	91,661,991

Diversified Financials 4.1%
Other Securities		4.1	73,091,256

Energy 6.0%
Cabot Oil & Gas Corp.	199,530	0.3	4,834,612
Chesapeake Energy Corp. *(a)	1,520,792	0.3	5,337,980
Delek US Holdings, Inc.	151,324	0.3	5,556,617
Diamond Offshore Drilling, Inc. *	308,780	0.2	4,378,500
Security	Number of Shares	% of Net Assets	Value ($)
Range Resources Corp.	283,780	0.3	4,497,913
Superior Energy Services, Inc. *	578,880	0.3	4,532,630
Whiting Petroleum Corp. *	142,494	0.3	5,315,026
Other Securities		4.0	73,358,981
		6.0	107,812,259

Food & Staples Retailing 0.7%
Other Securities		0.7	13,315,247

Food, Beverage & Tobacco 2.3%
Darling Ingredients, Inc. *	196,418	0.2	4,057,996
Lamb Weston Holdings, Inc.	72,480	0.3	5,665,037
Universal Corp.	77,990	0.3	5,292,401
Other Securities		1.5	25,677,668
		2.3	40,693,102

Health Care Equipment & Services 4.0%
Encompass Health Corp.	63,226	0.2	4,255,110
STERIS plc	39,400	0.2	4,306,814
The Cooper Cos., Inc.	16,860	0.2	4,355,107
Other Securities		3.4	58,476,906
		4.0	71,393,937

Household & Personal Products 0.8%
Other Securities		0.8	14,017,578

Insurance 3.6%
Erie Indemnity Co., Class A	33,100	0.2	4,292,739
Kemper Corp.	53,462	0.2	4,019,808
Primerica, Inc.	41,809	0.3	4,588,120
The Hanover Insurance Group, Inc.	38,487	0.2	4,286,682
Other Securities		2.7	47,326,072
		3.6	64,513,421

Materials 6.4%
Allegheny Technologies, Inc. *	157,533	0.2	4,078,529
Cleveland-Cliffs, Inc. *	601,994	0.4	6,477,455
The Chemours Co.	129,780	0.2	4,284,038
Other Securities		5.6	99,241,778
		6.4	114,081,800

Media & Entertainment 2.9%
Other Securities		2.9	51,978,879

32
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 2.3%
Illumina, Inc. *	16,340	0.3	5,084,191
PerkinElmer, Inc.	53,662	0.3	4,640,690
Other Securities		1.7	30,529,700
		2.3	40,254,581

Real Estate 10.5%
Apartment Investment & Management Co., Class A	97,570	0.2	4,199,413
LaSalle Hotel Properties	121,430	0.2	4,008,404
Liberty Property Trust	99,347	0.2	4,159,659
WP Carey, Inc.	60,847	0.2	4,016,510
Other Securities		9.7	170,580,837
		10.5	186,964,823

Retailing 4.8%
Aaron's, Inc.	85,428	0.2	4,026,222
Ascena Retail Group, Inc. *	1,676,197	0.4	6,453,359
Genesco, Inc. *	107,438	0.3	4,597,272
Guess?, Inc.	209,605	0.2	4,452,010
Other Securities		3.7	66,009,678
		4.8	85,538,541

Semiconductors & Semiconductor Equipment 1.9%
Other Securities		1.9	33,038,616

Software & Services 5.4%
Gartner, Inc. *	29,347	0.2	4,329,269
Synopsys, Inc. *	45,338	0.2	4,059,111
VeriSign, Inc. *	35,299	0.3	5,031,519
Other Securities		4.7	82,363,451
		5.4	95,783,350

Technology Hardware & Equipment 4.1%
Insight Enterprises, Inc. *	105,808	0.3	5,469,216
Other Securities		3.8	68,481,909
		4.1	73,951,125

Telecommunication Services 0.7%
Other Securities		0.7	12,308,199

Transportation 2.8%
Spirit Airlines, Inc. *	82,590	0.2	4,286,421
Other Securities		2.6	45,005,076
		2.8	49,291,497

Utilities 3.3%
Hawaiian Electric Industries, Inc.	125,915	0.3	4,696,630
National Fuel Gas Co.	80,550	0.2	4,373,060
Other Securities		2.8	49,765,342
		3.3	58,835,032
Total Common Stock
(Cost $1,452,465,413)			1,776,210,844
Security	Number of Shares	% of Net Assets	Value ($)
Rights 0.0% of net assets

Materials 0.0%
Other Securities		0.0	73,598
Total Rights
(Cost $73,598)			73,598

Other Investment Companies 1.7% of net assets

Money Market Fund 0.2%
Other Securities		0.2	2,903,393

Securities Lending Collateral 1.5%
Wells Fargo Government Money Market Fund, Select Class 2.07% (c)	27,771,371	1.5	27,771,371
Total Other Investment Companies
(Cost $30,674,764)			30,674,764

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Russell 2000 Index, e-mini expires 12/21/18	97	7,332,715	(132,442)
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $26,395,633.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

33
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$1,589,246,021	$—	$—	$1,589,246,021
Real Estate	186,964,823	—	— *	186,964,823
Rights [1]
Materials	—	—	73,598	73,598
Other Investment Companies[1]	30,674,764	—	—	30,674,764
Liabilities
Futures Contracts[2]	(132,442)	—	—	(132,442)
Total	$1,806,753,166	$—	$73,598	$1,806,826,764
*	Level 3 amount shown includes securities determined to have no value at October 31, 2018.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
34
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $1,455,442,404) including securities on loan of $26,395,633		$1,779,187,835
Collateral invested for securities on loan, at value (cost $27,771,371)		27,771,371
Foreign currency, at value (cost $34)		26
Deposit with broker for futures contracts		865,950
Receivables:
Fund shares sold		4,182,828
Dividends		847,832
Income from securities on loan		54,549
Variation margin on futures contracts	+	21,524
Total assets		1,812,931,915
Liabilities
Collateral held for securities on loan		27,771,371
Payables:
Investment adviser fees		395,312
Fund shares redeemed	+	3,174,205
Total liabilities		31,340,888
Net Assets
Total assets		1,812,931,915
Total liabilities	–	31,340,888
Net assets		$1,781,591,027
Net Assets by Source
Capital received from investors		1,320,988,202
Total distributable earnings[1]		460,602,825

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,781,591,027		121,344,056		$14.68

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).
35
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends (net of foreign withholding tax of $13,744)		$29,493,644
Securities on loan, net	+	1,238,938
Total investment income		30,732,582
Expenses
Investment adviser fees		4,600,984
Total expenses	–	4,600,984
Net investment income		26,131,598
Realized and Unrealized Gains (Losses)
Net realized gains on investments		122,751,807
Net realized gains on futures contracts		320,358
Net realized gains on foreign currency transactions	+	83
Net realized gains		123,072,248
Net change in unrealized appreciation (depreciation) on investments		(113,744,043)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(87,383)
Net change in unrealized appreciation (depreciation)	+	(113,831,426)
Net realized and unrealized gains		9,240,822
Increase in net assets resulting from operations		$35,372,420
36
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$26,131,598	$23,637,757
Net realized gains		123,072,248	88,679,626
Net change in unrealized appreciation (depreciation)	+	(113,831,426)	206,556,217
Increase in net assets from operations		35,372,420	318,873,600
Distributions to Shareholders1
Total distributions		($115,282,747)	($29,358,416)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		26,248,657	$407,763,547	29,918,575	$427,349,828
Shares reinvested		5,106,460	76,494,776	1,290,347	18,451,962
Shares redeemed	+	(22,738,643)	(350,131,276)	(25,684,515)	(368,759,520)
Net transactions in fund shares		8,616,474	$134,127,047	5,524,407	$77,042,270
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		112,727,582	$1,727,374,307	107,203,175	$1,360,816,853
Total increase	+	8,616,474	54,216,720	5,524,407	366,557,454
End of period[2]		121,344,056	$1,781,591,027	112,727,582	$1,727,374,307
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $19,300,337 from net investment income and $10,058,079 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 10 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $17,059,787 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
37
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$9.55	$7.96	$8.19	$8.84	$9.05
Income (loss) from investment operations:
Net investment income (loss)	0.29 [1]	0.25 [1]	0.24 [1]	0.25 [1]	0.30
Net realized and unrealized gains (losses)	(0.89)	1.59	(0.25)	(0.60)	(0.26)
Total from investment operations	(0.60)	1.84	(0.01)	(0.35)	0.04
Less distributions:
Distributions from net investment income	(0.26)	(0.25)	(0.22)	(0.30)	(0.25)
Net asset value at end of period	$8.69	$9.55	$7.96	$8.19	$8.84
Total return	(6.53%)	23.83%	0.07%	(4.07%)	0.39%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.34% [2]	0.46%	0.46%	0.48%
Net operating expenses	N/A [3]	0.29% [2]	0.35%	0.35%	0.35%
Net investment income (loss)	3.10%	2.92%	3.20%	2.96%	3.52%
Portfolio turnover rate	13%	11%	18%	11%	8%
Net assets, end of period (x 1,000,000)	$1,349	$1,372	$971	$1,173	$908

1
Calculated based on the average shares outstanding during the period.
2
Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective May 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
38
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2018

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the SEC’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 98.3% of net assets

Australia 6.2%
Australia & New Zealand Banking Group Ltd.	310,762	0.4	5,720,090
BHP Billiton Ltd.	434,924	0.7	10,035,283
Commonwealth Bank of Australia	155,468	0.6	7,644,492
National Australia Bank Ltd.	287,503	0.4	5,149,041
Wesfarmers Ltd.	213,929	0.5	7,084,834
Westpac Banking Corp.	352,557	0.5	6,697,077
Woolworths Group Ltd.	256,623	0.4	5,179,525
Other Securities		2.7	35,633,232
		6.2	83,143,574

Austria 0.3%
Other Securities		0.3	4,071,159

Belgium 0.8%
Other Securities		0.8	10,749,151

Canada 6.9%
Royal Bank of Canada	89,744	0.5	6,538,983
Suncor Energy, Inc.	186,237	0.5	6,247,276
The Toronto-Dominion Bank	99,552	0.4	5,522,642
Other Securities		5.5	74,604,116
		6.9	92,913,017

Denmark 0.9%
Other Securities		0.9	11,734,657

Finland 0.9%
Other Securities		0.9	12,536,453

France 9.4%
BNP Paribas S.A.	106,209	0.4	5,534,980
Engie S.A. (b)	427,329	0.4	5,678,005
Orange S.A.	378,018	0.4	5,900,237
Sanofi	116,720	0.8	10,430,166
TOTAL S.A.	395,508	1.7	23,206,600
Other Securities		5.7	75,442,268
		9.4	126,192,256

Germany 7.8%
Allianz SE	38,670	0.6	8,055,728
BASF SE	116,670	0.7	8,953,082
Security	Number of Shares	% of Net Assets	Value ($)
Bayer AG	68,792	0.4	5,273,074
Bayerische Motoren Werke AG	63,359	0.4	5,455,894
Daimler AG	161,502	0.7	9,566,829
Deutsche Telekom AG	512,466	0.6	8,405,302
Siemens AG	72,330	0.6	8,314,104
Other Securities		3.8	51,630,363
		7.8	105,654,376

Hong Kong 1.5%
Other Securities		1.5	20,579,501

Ireland 0.7%
Other Securities		0.7	9,336,717

Israel 0.5%
Other Securities		0.5	6,303,942

Italy 2.8%
Enel S.p.A.	1,391,439	0.5	6,822,315
Eni S.p.A.	675,114	0.9	11,989,857
Other Securities		1.4	19,265,850
		2.8	38,078,022

Japan 24.5%
Hitachi Ltd.	174,800	0.4	5,343,670
Honda Motor Co., Ltd.	314,100	0.7	8,966,151
Mitsubishi UFJ Financial Group, Inc.	1,221,334	0.5	7,392,110
Nippon Telegraph & Telephone Corp.	129,408	0.4	5,336,604
SoftBank Group Corp.	70,900	0.4	5,610,940
Sumitomo Mitsui Financial Group, Inc.	138,410	0.4	5,389,006
Toyota Motor Corp.	325,618	1.4	19,075,005
Other Securities		20.3	272,897,079
		24.5	330,010,565

Luxembourg 0.4%
Other Securities		0.4	5,561,946

Netherlands 5.3%
Royal Dutch Shell plc, A Shares	591,133	1.4	18,775,235
Royal Dutch Shell plc, B Shares	657,507	1.6	21,443,226
Other Securities		2.3	31,275,767
		5.3	71,494,228

39
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
New Zealand 0.1%
Other Securities		0.1	1,773,950

Norway 0.9%
Equinor A.S.A.	231,282	0.4	5,982,405
Other Securities		0.5	6,562,003
		0.9	12,544,408

Portugal 0.2%
Other Securities		0.2	3,060,145

Singapore 0.8%
Other Securities		0.8	10,922,949

South Africa 0.0%
Other Securities		0.0	228,186

Spain 3.4%
Banco Santander S.A.	2,527,520	0.9	12,025,823
Telefonica S.A.	1,103,924	0.7	9,055,553
Other Securities		1.8	24,493,948
		3.4	45,575,324

Sweden 2.5%
Other Securities		2.5	33,520,754

Switzerland 6.6%
Glencore plc *	2,126,137	0.6	8,652,653
Nestle S.A.	207,343	1.3	17,504,535
Novartis AG	157,336	1.0	13,778,275
Roche Holding AG	45,813	0.8	11,149,162
Other Securities		2.9	38,149,561
		6.6	89,234,186

United Kingdom 14.9%
AstraZeneca plc	106,427	0.6	8,140,561
BHP Billiton plc	290,073	0.4	5,786,577
BP plc	4,186,542	2.2	30,242,400
British American Tobacco plc	147,378	0.5	6,388,875
GlaxoSmithKline plc	502,467	0.7	9,731,658
HSBC Holdings plc	1,718,124	1.0	14,139,479
Rio Tinto plc	127,646	0.5	6,197,311
Vodafone Group plc	4,366,206	0.6	8,210,817
Other Securities		8.4	112,376,921
		14.9	201,214,599
Total Common Stock
(Cost $1,341,419,359)			1,326,434,065

Preferred Stock 0.7% of net assets

Germany 0.6%
Volkswagen AG	37,326	0.5	6,270,877
Other Securities		0.1	1,876,258
		0.6	8,147,135

Security	Number of Shares	% of Net Assets	Value ($)
Italy 0.1%
Other Securities		0.1	811,858

Spain 0.0%
Other Securities		0.0	192,084

United Kingdom 0.0%
Other Securities		0.0	11,503
Total Preferred Stock
(Cost $9,541,718)			9,162,580

Rights 0.0% of net assets

Spain 0.0%
Other Securities		0.0	95,949
Total Rights
(Cost $99,459)			95,949

Other Investment Company 0.9% of net assets

United States 0.9%
Securities Lending Collateral 0.9%
Wells Fargo Government Money Market Fund, Select Class 2.07% (c)	11,686,398	0.9	11,686,398
Total Other Investment Company
(Cost $11,686,398)			11,686,398
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.2% of net assets

Time Deposits 0.2%
Other Securities		0.2	3,446,220
Total Short-Term Investments
(Cost $3,446,220)			3,446,220

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI EAFE Index, expires 12/21/18	120	10,875,000	(82,785)
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $11,189,838.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.

40
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
GDR —	Global Depositary Receipt
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$—	$703,922,192	$—	$703,922,192
Australia	987,296	82,156,278	— *	83,143,574
Austria	297,297	3,773,862	—	4,071,159
Canada	92,913,017	—	—	92,913,017
Denmark	376,007	11,358,650	—	11,734,657
Ireland	3,434,660	5,902,057	—	9,336,717
Israel	565,323	5,738,619	—	6,303,942
Luxembourg	929,531	4,632,415	—	5,561,946
Netherlands	924,079	70,570,149	— *	71,494,228
Portugal	1,704,634	1,355,511	—	3,060,145
Singapore	504,423	10,418,526	—	10,922,949
Sweden	1,269,409	32,251,345	—	33,520,754
Switzerland	1,857,583	87,376,603	—	89,234,186
United Kingdom	4,217,989	196,996,610	—	201,214,599
Preferred Stock[1]	—	9,151,077	—	9,151,077
United Kingdom	—	—	11,503	11,503
Rights [1]	95,949	—	—	95,949
Other Investment Company[1]	11,686,398	—	—	11,686,398
Short-Term Investments[1]	—	3,446,220	—	3,446,220
Liabilities
Futures Contracts[2]	(82,785)	—	—	(82,785)
Total	$121,680,810	$1,229,050,114	$11,503	$1,350,742,427
*	Level 3 amount shown includes securities determined to have no value at October 31, 2018.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
41
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $1,354,506,756) including securities on loan of $11,189,838		$1,339,138,814
Collateral invested for securities on loan, at value (cost $11,686,398)		11,686,398
Foreign currency, at value (cost $7,622)		7,578
Deposit with broker for futures contracts		508,500
Receivables:
Fund shares sold		4,505,005
Dividends		3,907,845
Foreign tax reclaims		1,819,219
Variation margin on futures contracts		80,821
Income from securities on loan		79,556
Interest	+	121
Total assets		1,361,733,857
Liabilities
Collateral held for securities on loan		11,686,398
Payables:
Investments bought		11,504
Investment adviser fees		290,625
Fund shares redeemed	+	662,935
Total liabilities		12,651,462
Net Assets
Total assets		1,361,733,857
Total liabilities	–	12,651,462
Net assets		$1,349,082,395
Net Assets by Source
Capital received from investors		1,350,655,299
Total distributable loss[1]		(1,572,904)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,349,082,395		155,193,897		$8.69

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).
42
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends (net of foreign withholding tax of $4,793,580)		$46,497,909
Interest		42,185
Securities on loan, net	+	693,626
Total investment income		47,233,720
Expenses
Investment adviser fees		3,524,900
Total expenses	–	3,524,900
Net investment income		43,708,820
Realized and Unrealized Gains (Losses)
Net realized losses on investments (net of foreign capital gain tax paid of $32)		(5,955,985)
Net realized losses on futures contracts		(388,234)
Net realized losses on foreign currency transactions	+	(267,906)
Net realized losses		(6,612,125)
Net change in unrealized appreciation (depreciation) on investments		(130,110,180)
Net change in unrealized appreciation (depreciation) on futures contracts		(131,681)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(78,797)
Net change in unrealized appreciation (depreciation)	+	(130,320,658)
Net realized and unrealized losses		(136,932,783)
Decrease in net assets resulting from operations		($93,223,963)
43
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$43,708,820	$34,119,655
Net realized gains (losses)		(6,612,125)	15,949,709
Net change in unrealized appreciation (depreciation)	+	(130,320,658)	198,940,838
Increase (decrease) in net assets from operations		(93,223,963)	249,010,202
Distributions to Shareholders1
Total distributions		($37,237,239)	($31,144,306)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		38,677,793	$365,243,827	47,237,656	$406,561,858
Shares reinvested		2,286,304	21,605,579	2,127,749	16,766,662
Shares redeemed	+	(29,432,622)	(279,199,335)	(27,724,391)	(240,708,374)
Net transactions in fund shares		11,531,475	$107,650,071	21,641,014	$182,620,146
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		143,662,422	$1,371,893,526	122,021,408	$971,407,484
Total increase or decrease	+	11,531,475	(22,811,131)	21,641,014	400,486,042
End of period[2]		155,193,897	$1,349,082,395	143,662,422	$1,371,893,526
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $31,144,306 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 10 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $29,964,925 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
44
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$14.58	$11.93	$11.25	$11.15	$11.47
Income (loss) from investment operations:
Net investment income (loss)[1]	0.33	0.27	0.25	0.22	0.22
Net realized and unrealized gains (losses)	(1.70)	2.67	0.66	0.12	(0.23)
Total from investment operations	(1.37)	2.94	0.91	0.34	(0.01)
Less distributions:
Distributions from net investment income	(0.34)	(0.29)	(0.23)	(0.19)	(0.31)
Distributions from net realized gains	(0.20)	—	—	(0.05)	—
Total distributions	(0.54)	(0.29)	(0.23)	(0.24)	(0.31)
Net asset value at end of period	$12.67	$14.58	$11.93	$11.25	$11.15
Total return	(9.79%)	25.23%	8.29%	3.09%	(0.07%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39%	0.48% [2]	0.68%	0.71%	0.80%
Net operating expenses	N/A [3]	0.43% [2]	0.49%	0.49%	0.49%
Net investment income (loss)	2.30%	2.04%	2.24%	1.98%	1.87%
Portfolio turnover rate	26%	21%	40%	37%	41%
Net assets, end of period (x 1,000,000)	$763	$749	$476	$427	$275

1
Calculated based on the average shares outstanding during the period.
2
Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective May 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
45
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2018

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the SEC’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.1% of net assets

Australia 5.5%
Computershare Ltd.	93,276	0.2	1,309,844
Dexus	163,563	0.2	1,181,795
Other Securities		5.1	39,260,619
		5.5	41,752,258

Austria 0.9%
Wienerberger AG	49,524	0.1	1,139,102
Other Securities		0.8	5,626,153
		0.9	6,765,255

Belgium 1.1%
Other Securities		1.1	8,732,668

Canada 8.9%
Canadian Utilities Ltd., Class A	49,500	0.2	1,174,283
MEG Energy Corp. *	146,262	0.2	1,169,918
Quebecor, Inc., Class B	65,800	0.2	1,290,559
TFI International, Inc.	41,670	0.2	1,386,732
WSP Global, Inc.	23,023	0.2	1,149,357
Other Securities		7.9	61,644,542
		8.9	67,815,391

Denmark 1.3%
Other Securities		1.3	10,141,708

Finland 1.5%
Amer Sports Oyj *	35,502	0.2	1,319,673
Other Securities		1.3	9,964,862
		1.5	11,284,535

France 4.1%
Dassault Systemes S.A.	9,522	0.2	1,192,007
Edenred	37,045	0.2	1,405,233
Neopost S.A.	41,776	0.2	1,343,820
Societe BIC S.A.	12,500	0.2	1,196,664
Vallourec S.A. *(a)	293,229	0.2	1,386,138
Other Securities		3.1	25,050,813
		4.1	31,574,675

Security	Number of Shares	% of Net Assets	Value ($)
Germany 3.0%
Deutsche Wohnen SE	26,970	0.2	1,233,612
HOCHTIEF AG	8,194	0.2	1,214,255
Other Securities		2.6	20,643,852
		3.0	23,091,719

Greece 0.0%
Other Securities		0.0	—

Hong Kong 4.5%
Sino Land Co., Ltd.	732,000	0.2	1,149,974
Wharf Real Estate Investment Co., Ltd.	202,629	0.2	1,259,163
Other Securities		4.1	31,754,955
		4.5	34,164,092

Ireland 0.8%
Other Securities		0.8	6,285,749

Israel 0.9%
Israel Discount Bank Ltd., Class A	358,023	0.2	1,170,005
The Israel Corp., Ltd.	4,502	0.2	1,314,839
Other Securities		0.5	4,192,916
		0.9	6,677,760

Italy 2.7%
Mediaset S.p.A. *	399,128	0.2	1,201,010
Other Securities		2.5	19,221,823
		2.7	20,422,833

Japan 36.7%
Arcs Co., Ltd.	49,800	0.2	1,203,380
FamilyMart UNY Holdings Co., Ltd.	10,900	0.2	1,263,418
Iwatani Corp.	34,200	0.2	1,208,084
Keihan Holdings Co., Ltd.	31,100	0.2	1,180,126
Kyowa Exeo Corp.	43,400	0.2	1,169,874
Lawson, Inc.	20,300	0.2	1,288,593
Marui Group Co., Ltd.	56,400	0.2	1,214,392
Mitsui E&S Holdings Co., Ltd. *	74,000	0.2	1,242,618
Nippon Building Fund, Inc.	205	0.2	1,171,500
Nomura Research Institute Ltd.	26,260	0.2	1,164,199
Santen Pharmaceutical Co., Ltd.	78,100	0.2	1,156,803
Shikoku Electric Power Co., Inc.	100,200	0.2	1,257,660

46
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Taisho Pharmaceutical Holdings Co., Ltd.	12,700	0.2	1,354,156
Other Securities		34.1	264,378,310
		36.7	280,253,113

Luxembourg 0.6%
Other Securities		0.6	4,372,972

Netherlands 1.9%
Other Securities		1.9	14,171,502

New Zealand 1.2%
Other Securities		1.2	9,147,443

Norway 1.8%
Petroleum Geo-Services A.S.A. *	385,615	0.2	1,198,520
TGS Nopec Geophysical Co., A.S.A.	40,435	0.2	1,350,718
Other Securities		1.4	11,416,582
		1.8	13,965,820

Portugal 0.4%
Other Securities		0.4	3,442,960

Singapore 1.8%
Singapore Technologies Engineering Ltd.	504,300	0.2	1,294,101
Other Securities		1.6	12,421,462
		1.8	13,715,563

Spain 1.4%
Other Securities		1.4	10,342,083

Sweden 3.2%
ICA Gruppen AB (a)	34,254	0.2	1,211,886
Peab AB	135,335	0.2	1,191,295
Other Securities		2.8	21,723,510
		3.2	24,126,691

Switzerland 3.1%
Helvetia Holding AG	1,874	0.2	1,147,873
Sonova Holding AG	7,800	0.2	1,272,056
Other Securities		2.7	21,487,827
		3.1	23,907,756

United Kingdom 11.8%
Avon Products, Inc. *	609,370	0.2	1,194,365
Cobham plc *	842,582	0.2	1,156,570
Melrose Industries plc	945,798	0.3	2,035,922
National Express Group plc	223,091	0.1	1,139,922
NEX Group plc	94,235	0.2	1,366,643
Premier Oil plc *	961,846	0.2	1,319,515
Randgold Resources Ltd.	16,965	0.2	1,334,361
Rentokil Initial plc	292,180	0.2	1,178,254
Other Securities		10.2	79,006,762
		11.8	89,732,314

Security	Number of Shares	% of Net Assets	Value ($)
United States 0.0%
Other Securities		0.0	131
Total Common Stock
(Cost $721,299,324)			755,886,991

Preferred Stock 0.3% of net assets

Germany 0.3%
Other Securities		0.3	1,847,585

Italy 0.0%
Other Securities		0.0	293,807

Sweden 0.0%
Other Securities		0.0	126,383
Total Preferred Stock
(Cost $2,627,119)			2,267,775

Rights 0.0% of net assets

Italy 0.0%
Other Securities		0.0	1

Spain 0.0%
Other Securities		0.0	12,167
Total Rights
(Cost $6,032)			12,168

Other Investment Company 3.1% of net assets

United States 3.1%
Securities Lending Collateral 3.1%
Wells Fargo Government Money Market Fund, Select Class 2.07% (c)	23,533,377	3.1	23,533,377
Total Other Investment Company
(Cost $23,533,377)			23,533,377
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.1% of net assets

Time Deposits 0.1%
Other Securities		0.1	888,084
Total Short-Term Investments
(Cost $888,084)			888,084

47
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI EAFE Index, expires 12/21/18	54	4,893,750	(98,501)
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $22,282,499.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

48
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$—	$13,965,820	$—	$13,965,820
Australia	537,420	41,214,838	— *	41,752,258
Austria	1,055,801	5,709,454	—	6,765,255
Belgium	713,881	8,018,787	—	8,732,668
Canada	67,002,031	813,360	—	67,815,391
Denmark	636,158	9,505,550	—	10,141,708
Finland	795,518	10,489,017	—	11,284,535
France	3,568,278	28,006,397	—	31,574,675
Germany	612,431	22,479,288	—	23,091,719
Greece	—	—	— *	—
Hong Kong	1,910,747	32,253,345	— *	34,164,092
Ireland	4,311,730	1,974,019	—	6,285,749
Israel	567,787	6,109,973	—	6,677,760
Italy	2,137,459	18,285,374	— *	20,422,833
Japan	305,845	279,947,268	—	280,253,113
Luxembourg	2,422,265	1,950,707	— *	4,372,972
Netherlands	2,272,581	11,898,921	—	14,171,502
New Zealand	419,879	8,727,564	—	9,147,443
Portugal	805,863	2,637,097	— *	3,442,960
Singapore	527,569	13,187,994	—	13,715,563
Spain	728,381	9,613,702	— *	10,342,083
Sweden	509,046	23,501,780	115,865	24,126,691
Switzerland	1,184,347	22,723,409	—	23,907,756
United Kingdom	21,401,163	68,331,151	— *	89,732,314
United States	131	—	—	131
Preferred Stock[1]	—	1,847,585	—	1,847,585
Italy	293,807	—	—	293,807
Sweden	126,383	—	—	126,383
Rights
Italy	—	—	1	1
Spain	12,167	—	—	12,167
Other Investment Company[1]	23,533,377	—	—	23,533,377
Short-Term Investments[1]	—	888,084	—	888,084
Liabilities
Futures Contracts[2]	(98,501)	—	—	(98,501)
Total	$138,293,544	$644,080,484	$115,866	$782,489,894
*	Level 3 amount shown includes securities determined to have no value at October 31, 2018.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
49
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $724,820,559) including securities on loan of $22,282,499		$759,055,018
Collateral invested for securities on loan, at value (cost $23,533,377)		23,533,377
Foreign currency, at value (cost $13,092)		12,756
Deposit with broker for futures contracts		319,500
Receivables:
Investments sold		36,865
Dividends		2,338,441
Fund shares sold		1,554,784
Foreign tax reclaims		395,738
Income from securities on loan		72,209
Variation margin on futures contracts		33,831
Interest	+	18
Total assets		787,352,537
Liabilities
Collateral held for securities on loan		23,533,377
Payables:
Investment adviser fees		262,768
Fund shares redeemed	+	926,111
Total liabilities		24,722,256
Net Assets
Total assets		787,352,537
Total liabilities	–	24,722,256
Net assets		$762,630,281
Net Assets by Source
Capital received from investors		703,913,448
Total distributable earnings[1]		58,716,833

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$762,630,281		60,196,148		$12.67

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).
50
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends (net of foreign withholding tax of $2,386,290)		$21,182,585
Interest		26,652
Securities on loan, net	+	1,084,899
Total investment income		22,294,136
Expenses
Investment adviser fees		3,229,199
Total expenses	–	3,229,199
Net investment income		19,064,937
Realized and Unrealized Gains (Losses)
Net realized gains on investments		21,298,978
Net realized losses on futures contracts		(737,210)
Net realized losses on foreign currency transactions	+	(104,985)
Net realized gains		20,456,783
Net change in unrealized appreciation (depreciation) on investments		(125,134,894)
Net change in unrealized appreciation (depreciation) on futures contracts		(125,298)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(7,237)
Net change in unrealized appreciation (depreciation)	+	(125,267,429)
Net realized and unrealized losses		(104,810,646)
Decrease in net assets resulting from operations		($85,745,709)
51
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$19,064,937	$12,125,718
Net realized gains		20,456,783	12,939,457
Net change in unrealized appreciation (depreciation)	+	(125,267,429)	110,860,769
Increase (decrease) in net assets from operations		(85,745,709)	135,925,944
Distributions to Shareholders1
Total distributions		($29,102,652)	($11,632,113)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		19,163,379	$275,152,791	19,026,529	$247,977,626
Shares reinvested		1,584,447	22,641,756	784,700	9,086,829
Shares redeemed	+	(11,914,220)	(169,038,740)	(8,321,425)	(108,260,435)
Net transactions in fund shares		8,833,606	$128,755,807	11,489,804	$148,804,020
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		51,362,542	$748,722,835	39,872,738	$475,624,984
Total increase	+	8,833,606	13,907,446	11,489,804	273,097,851
End of period[2]		60,196,148	$762,630,281	51,362,542	$748,722,835
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $11,632,113 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 10 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $8,089,791 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
52
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$9.38	$7.86	$6.67	$8.60	$9.24
Income (loss) from investment operations:
Net investment income (loss)	0.27 [1]	0.22 [1]	0.16 [1]	0.20 [1]	0.20
Net realized and unrealized gains (losses)	(0.83)	1.47	1.22	(1.92)	(0.66)
Total from investment operations	(0.56)	1.69	1.38	(1.72)	(0.46)
Less distributions:
Distributions from net investment income	(0.22)	(0.17)	(0.19)	(0.21)	(0.18)
Net asset value at end of period	$8.60	$9.38	$7.86	$6.67	$8.60
Total return	(6.09%)	21.96%	21.64%	(20.28%)	(5.03%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39%	0.57% [2]	0.88%	0.85%	0.85%
Net operating expenses	N/A [3]	0.43% [2]	0.49%	0.49%	0.49%
Net investment income (loss)	2.92%	2.62%	2.41%	2.61%	2.35%
Portfolio turnover rate	19%	18%	20%	27%	19%
Net assets, end of period (x 1,000,000)	$548	$554	$336	$304	$346

1
Calculated based on the average shares outstanding during the period.
2
Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective May 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
53
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2018

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the SEC’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 91.1% of net assets

Brazil 6.5%
Ambev S.A.	536,850	0.4	2,357,150
Banco do Brasil S.A.	348,415	0.7	4,002,349
Petroleo Brasileiro S.A.	818,458	1.2	6,668,184
Vale S.A.	691,097	1.9	10,531,267
Other Securities		2.3	11,849,972
		6.5	35,408,922

Chile 0.6%
Other Securities		0.6	3,077,143

China 19.5%
Agricultural Bank of China Ltd., Class H	5,225,600	0.4	2,300,204
Bank of China Ltd., Class H	17,019,234	1.3	7,250,898
China Construction Bank Corp., Class H	17,872,960	2.6	14,183,029
China Mobile Ltd.	1,203,055	2.1	11,270,073
China Petroleum & Chemical Corp., Class H	12,775,400	1.9	10,406,532
China Telecom Corp., Ltd., Class H	4,940,000	0.4	2,337,272
China Unicom (Hong Kong) Ltd.	1,985,056	0.4	2,076,267
CNOOC Ltd.	4,081,075	1.3	6,949,984
Industrial & Commercial Bank of China Ltd., Class H	13,369,172	1.7	9,070,617
PetroChina Co., Ltd., Class H	6,990,000	0.9	5,025,973
Ping An Insurance Group Co. of China Ltd., Class H	230,000	0.4	2,174,426
Other Securities		6.1	34,079,797
		19.5	107,125,072

Colombia 0.5%
Ecopetrol S.A.	1,787,342	0.4	2,076,300
Other Securities		0.1	719,527
		0.5	2,795,827

Czech Republic 0.2%
Other Securities		0.2	1,140,141

Greece 0.4%
Other Securities		0.4	2,329,398

Security	Number of Shares	% of Net Assets	Value ($)
Hungary 0.4%
Other Securities		0.4	2,451,584

India 4.4%
Infosys Ltd.	346,793	0.6	3,204,733
Reliance Industries Ltd.	293,340	0.8	4,211,270
Other Securities		3.0	16,639,515
		4.4	24,055,518

Indonesia 1.3%
Other Securities		1.3	7,393,149

Malaysia 1.5%
Other Securities		1.5	8,400,876

Mexico 3.6%
America Movil S.A.B. de C.V., Series L	10,577,319	1.4	7,659,649
Fomento Economico Mexicano S.A.B. de C.V.	335,515	0.5	2,852,330
Other Securities		1.7	9,351,188
		3.6	19,863,167

Peru 0.2%
Other Securities		0.2	943,242

Philippines 0.2%
Other Securities		0.2	840,149

Poland 1.7%
Polski Koncern Naftowy Orlen S.A.	96,827	0.4	2,328,438
Other Securities		1.3	6,796,430
		1.7	9,124,868

Republic of Korea 17.6%
Hyundai Mobis Co., Ltd.	18,738	0.6	3,130,029
Hyundai Motor Co.	47,422	0.8	4,441,682
Kia Motors Corp.	144,649	0.7	3,615,605
Korea Electric Power Corp.	132,505	0.6	3,165,075
LG Chem Ltd.	8,105	0.5	2,476,690
LG Electronics, Inc.	37,576	0.4	2,100,679
POSCO	24,900	1.0	5,699,433
Samsung Electronics Co., Ltd.	782,837	5.3	29,306,122
Shinhan Financial Group Co., Ltd.	79,528	0.5	2,962,084
SK Hynix, Inc.	55,613	0.6	3,349,312

54
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
SK Innovation Co., Ltd.	24,468	0.8	4,591,909
Other Securities		5.8	31,528,998
		17.6	96,367,618

Russia 12.1%
Gazprom PJSC	9,438,340	4.1	22,275,625
Lukoil PJSC	222,043	3.0	16,668,288
NovaTek PJSC	160,900	0.5	2,564,190
Rosneft Oil Co. PJSC	461,020	0.6	3,222,477
Sberbank of Russia PJSC	1,488,480	0.8	4,288,711
Surgutneftegas PJSC	9,074,405	0.7	3,660,134
Tatneft PJSC	293,720	0.6	3,497,508
Other Securities		1.8	10,051,867
		12.1	66,228,800

South Africa 4.8%
MTN Group Ltd.	760,695	0.8	4,417,302
Sasol Ltd.	162,093	1.0	5,297,191
Other Securities		3.0	16,850,908
		4.8	26,565,401

Taiwan 11.8%
Hon Hai Precision Industry Co., Ltd.	3,887,572	1.8	9,896,003
Taiwan Semiconductor Manufacturing Co., Ltd.	1,539,803	2.1	11,559,890
Other Securities		7.9	43,014,648
		11.8	64,470,541

Thailand 2.6%
PTT PCL NVDR	2,585,270	0.7	3,975,541
Other Securities		1.9	10,142,493
		2.6	14,118,034

Turkey 1.1%
Other Securities		1.1	6,034,925

United Arab Emirates 0.1%
Other Securities		0.1	745,752
Total Common Stock
(Cost $467,565,595)			499,480,127

Preferred Stock 8.6% of net assets

Brazil 5.8%
Banco Bradesco S.A.	563,795	0.9	5,196,337
Companhia Energetica de Minas Gerais	744,008	0.4	2,205,135
Itau Unibanco Holding S.A.	567,086	1.4	7,504,766
Petroleo Brasileiro S.A.	1,076,354	1.5	7,988,418
Other Securities		1.6	9,058,399
		5.8	31,953,055

Chile 0.1%
Other Securities		0.1	479,876

Security	Number of Shares	% of Net Assets	Value ($)
Colombia 0.1%
Other Securities		0.1	723,605

Republic of Korea 1.0%
Samsung Electronics Co., Ltd.	123,381	0.7	3,892,760
Other Securities		0.3	1,569,621
		1.0	5,462,381

Russia 1.6%
Transneft PJSC	2,310	1.1	5,992,964
Other Securities		0.5	2,435,683
		1.6	8,428,647
Total Preferred Stock
(Cost $33,022,327)			47,047,564

Other Investment Company 0.1% of net assets

United States 0.1%
Securities Lending Collateral 0.1%
Other Securities		0.1	470,942
Total Other Investment Company
(Cost $470,942)			470,942
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.3% of net assets

Time Deposits 0.3%
Other Securities		0.3	1,741,850
Total Short-Term Investments
(Cost $1,741,850)			1,741,850

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI Emerging Markets Index expires 12/21/18	28	1,339,380	20,745
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $442,067.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.

ADR —	American Depositary Receipt
NVDR —	Non-Voting Depositary Receipt
Reg’d —	Registered

55
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$—	$126,986,901	$—	$126,986,901
Brazil	35,408,922	—	—	35,408,922
Chile	2,024,217	1,052,926	—	3,077,143
China	2,211,427	104,913,645	—	107,125,072
Colombia	2,795,827	—	—	2,795,827
Mexico	19,863,167	—	—	19,863,167
Peru	943,242	—	—	943,242
Republic of Korea	2,709,293	93,658,325	—	96,367,618
Russia	64,108,209	2,120,591	—	66,228,800
South Africa	739,393	25,826,008	—	26,565,401
Thailand	961,834	13,156,200	—	14,118,034
Preferred Stock[1]	—	5,942,257	—	5,942,257
Brazil	31,953,055	—	—	31,953,055
Colombia	723,605	—	—	723,605
Russia	8,089,852	338,795	—	8,428,647
Other Investment Company[1]	470,942	—	—	470,942
Short-Term Investments[1]	—	1,741,850	—	1,741,850
Futures Contracts[2]	20,745	—	—	20,745
Total	$173,023,730	$375,737,498	$—	$548,761,228
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
56
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $502,329,772) including securities on loan of $442,067		$548,269,541
Collateral invested for securities on loan, at value (cost $470,942)		470,942
Foreign currency, at value (cost $572,645)		574,228
Deposit with broker for futures contracts		213,200
Receivables:
Fund shares sold		1,646,303
Dividends		727,786
Variation margin on futures contracts		35,250
Foreign tax reclaims		864
Income from securities on loan		694
Interest	+	64
Total assets		551,938,872
Liabilities
Collateral held for securities on loan		470,942
Payables:
Investments bought		2,445,319
Investment adviser fees		183,978
Fund shares redeemed		541,614
Foreign capital gains tax	+	311,888
Total liabilities		3,953,741
Net Assets
Total assets		551,938,872
Total liabilities	–	3,953,741
Net assets		$547,985,131
Net Assets by Source
Capital received from investors		571,864,793
Total distributable loss[1]		(23,879,662)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$547,985,131		63,718,020		$8.60

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).
57
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends (net of foreign withholding tax of $2,951,539)		$19,133,130
Interest		12,826
Securities on loan, net	+	12,850
Total investment income		19,158,806
Expenses
Investment adviser fees		2,260,778
Total expenses	–	2,260,778
Net investment income		16,898,028
Realized and Unrealized Gains (Losses)
Net realized gains on investments (net of foreign capital gain tax paid of $93,008)		8,337,494
Net realized losses on futures contracts		(293,990)
Net realized losses on foreign currency transactions	+	(249,127)
Net realized gains		7,794,377
Net change in unrealized appreciation (depreciation) on investments (net of change in foreign capital gains tax of ($450,411))		(60,976,800)
Net change in unrealized appreciation (depreciation) on futures contracts		24,351
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	1,546
Net change in unrealized appreciation (depreciation)	+	(60,950,903)
Net realized and unrealized losses		(53,156,526)
Decrease in net assets resulting from operations		($36,258,498)
58
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$16,898,028	$11,355,338
Net realized gains (losses)		7,794,377	(5,078,956)
Net change in unrealized appreciation (depreciation)	+	(60,950,903)	81,527,660
Increase (decrease) in net assets from operations		(36,258,498)	87,804,042
Distributions to Shareholders1
Total distributions		($13,342,949)	($7,176,164)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		19,332,450	$181,411,913	29,666,825	$251,074,987
Shares reinvested		981,934	9,059,227	660,956	4,970,387
Shares redeemed	+	(15,602,021)	(146,545,728)	(14,015,317)	(118,606,299)
Net transactions in fund shares		4,712,363	$43,925,412	16,312,464	$137,439,075
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		59,005,657	$553,661,166	42,693,193	$335,594,213
Total increase or decrease	+	4,712,363	(5,676,035)	16,312,464	218,066,953
End of period[2]		63,718,020	$547,985,131	59,005,657	$553,661,166
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $7,176,164 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 10 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $10,613,135 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
59
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Index Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Fundamental US Large Company Index Fund	Schwab International Core Equity Fund
Schwab Fundamental US Small Company Index Fund	Schwab Target 2010 Fund
Schwab Fundamental International Large Company Index Fund	Schwab Target 2015 Fund
Schwab Fundamental International Small Company Index Fund	Schwab Target 2020 Fund
Schwab Fundamental Emerging Markets Large Company Index Fund	Schwab Target 2025 Fund
Schwab Fundamental Global Real Estate Index Fund	Schwab Target 2030 Fund
Schwab S&P 500 Index Fund	Schwab Target 2035 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2040 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2045 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2050 Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Target 2055 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2060 Fund
Schwab International Index Fund®	Schwab Target 2010 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2015 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2020 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2025 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2030 Index Fund
Laudus Small-Cap MarketMasters Fund™	Schwab Target 2035 Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2040 Index Fund
Schwab Balanced Fund	Schwab Target 2045 Index Fund
Schwab Core Equity Fund	Schwab Target 2050 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2055 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2060 Index Fund
Schwab Small-Cap Equity Fund	Schwab® Monthly Income Fund - Moderate Payout
Schwab Hedged Equity Fund	Schwab® Monthly Income Fund - Enhanced Payout
Schwab Health Care Fund	Schwab ® Monthly Income Fund - Maximum Payout
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.
Effective November 5, 2018, the funds adopted SEC Regulation S-X disclosure requirement changes. The adopted changes are reflected throughout this report.
60
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
61
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2018 are disclosed in the Condensed Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%. Any expenses charged by the cash collateral fund are in addition to these fees.
As of October 31, 2018, the funds had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of October 31, 2018, if any, are disclosed in each fund’s Condensed Portfolio Holdings. The value of the securities on loan and the investment of cash collateral are also disclosed in each fund’s Statement of Assets and Liabilities.
62
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS Sweep are accounted for on a cost basis, which approximates market value.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
In 2015, the Schwab Fundamental International Large Company Index Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. For additional details see Affiliates and Affiliated Transactions in financial note 4, Other Affiliated Transactions.
(e) Expenses:
Pursuant to an Amended and Restated Investment Advisory and Administration Agreement (Advisory Agreement) between Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) and the trust, CSIM pays the operating expenses of each fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.
63
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year.
(g) Custody Credit:
Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company (State Street), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to a fund’s operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2018, if any, are reflected in each fund’s Statement of Assets and Liabilities.
(k) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(l) Recent Accounting Standards:
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The funds are permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The funds have early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and have delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the funds’ financial statements.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
64
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Financial Notes (continued)

3. Risk Factors (continued):
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Tracking Error Risk. As an index fund, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Investment Style Risk. The funds are not actively managed. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, the fund’s performance may be below that of its respective index.
Sampling Index Tracking Risk. To the extent a fund uses a sampling method, the fund may not fully replicate its respective index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Concentration Risk. To the extent that a fund’s or its respective index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent a fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
65
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Financial Notes (continued)

3. Risk Factors (continued):
ETF Risk. Certain funds may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When a fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio securities.
Derivatives Risk. Each fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere. A fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Advisory Agreement between CSIM and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
0.25%	0.25%	0.25%	0.39%	0.39%
CSIM has a licensing agreement with the Frank Russell Company to use certain Russell indices and trademarks in connection with the offering and operation of certain registered investment companies. The funds have entered into a sub-license agreement with CSIM pursuant to which CSIM has agreed to sub-license certain Russell indices and trademarks to the funds. CSIM pays all applicable licensing fees.
66
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentages of shares of each fund in this report that are owned by other funds in the Fund Complex as of October 31, 2018, as applicable:
	Underlying Funds
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack All Equity Portfolio	1.8%	2.7%	3.0%	4.2%	6.1%
Schwab MarketTrack Balanced Portfolio	0.9%	1.3%	1.1%	1.6%	2.3%
Schwab MarketTrack Conservative Portfolio	0.3%	0.4%	0.3%	0.5%	0.7%
Schwab MarketTrack Growth Portfolio	2.0%	2.6%	2.3%	3.3%	4.7%
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. However, the investment adviser agreed to pay these professional fees, subject to reimbursement by the Schwab Fundamental International Large Company Index Fund to the extent the fund is able to successfully recover taxes withheld in the future. As of October 31, 2018, the balance of professional fees related to foreign withholding tax subject to future reimbursement to the investment adviser was $47,807 for Schwab Fundamental International Large Company Index Fund.
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
Interfund Transactions
The funds may engage in transactions with certain other funds in the Fund Complex when permitted by applicable law. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2018, each fund’s total aggregate security transactions with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	Total Aggregate Transactions	Realized Gains (Losses)
Schwab Fundamental US Large Company Index Fund	$260,788,382	$29,393,140
Schwab Fundamental US Small Company Index Fund	228,007,736	33,359,851
Schwab Fundamental International Large Company Index Fund	29,723,083	(1,619,824)
Schwab Fundamental International Small Company Index Fund	85,403,347	10,472,307
Schwab Fundamental Emerging Markets Large Company Index Fund	16,603,244	242,052
67
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Financial Notes (continued)

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The funds do not pay any interested or non-interested (independent trustees) trustees. The independent trustees are paid by CSIM. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $605 million line of credit (the Syndicated Credit Facility), which matured on October 4, 2018. On October 4, 2018, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $750 million, maturing on October 3, 2019. Under the terms of the Syndicated Credit Facility, in addition to CSIM paying the interest charged on any borrowings by a fund, CSIM paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
On December 1, 2017, the funds became participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street, which matures on November 30, 2018. Under the terms of the Uncommitted Credit Facility, CSIM pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is paid by CSIM. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at October 31, 2018 are presented on the Condensed Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations, if any. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2018, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Notional Amounts	Number of Contracts
Schwab Fundamental US Large Company Index Fund	$18,309,281	135
Schwab Fundamental US Small Company Index Fund	8,832,719	111
Schwab Fundamental International Large Company Index Fund	10,588,426	106
Schwab Fundamental International Small Company Index Fund	7,053,690	70
Schwab Fundamental Emerging Markets Large Company Index Fund	2,681,854	48

8. Purchases and Sales of Investment Securities:
For the period ended October 31, 2018, purchases and sales of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales of Securities
Schwab Fundamental US Large Company Index Fund	$549,452,465	$1,218,369,559
Schwab Fundamental US Small Company Index Fund	682,407,421	549,941,595
Schwab Fundamental International Large Company Index Fund	293,320,940	185,929,819
Schwab Fundamental International Small Company Index Fund	331,261,445	209,248,364
Schwab Fundamental Emerging Markets Large Company Index Fund	155,468,834	108,351,804
68
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Financial Notes (continued)

9. Redemption Fee:
Prior to February 28, 2017, the funds charged a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts were netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the prior period were as follows:
Prior Period (11/1/16-10/31/17)
Schwab Fundamental US Large Company Index Fund	$31,673
Schwab Fundamental US Small Company Index Fund	7,915
Schwab Fundamental International Large Company Index Fund	3,741
Schwab Fundamental International Small Company Index Fund	2,570
Schwab Fundamental Emerging Markets Large Company Index Fund	9,496

10. Federal Income Taxes:
As of October 31, 2018, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Tax cost	$3,332,407,507	$1,496,139,774	$1,391,161,493	$762,111,566	$526,238,079
Gross unrealized appreciation	$1,715,677,622	$434,764,749	$125,636,716	$98,884,402	$73,006,044
Gross unrealized depreciation	(160,898,525)	(124,077,759)	(166,055,782)	(78,506,074)	(50,482,895)
Net unrealized appreciation (depreciation)	$1,554,779,097	$310,686,990	($40,419,066)	$20,378,328	$22,523,149
As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Undistributed ordinary income	$93,635,591	$41,923,362	$38,930,447	$16,974,730	$15,035,242
Undistributed long-term capital gains	268,939,371	107,992,481	—	21,383,318	—
Net unrealized appreciation (depreciation) on investments	1,554,779,097	310,686,990	(40,419,066)	20,378,328	22,523,149
Net other unrealized appreciation (depreciation)	—	(8)	(84,285)	(19,543)	(318,869)
Total	$1,917,354,059	$460,602,825	($1,572,904)	$58,716,833	$37,239,522
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains (losses) on futures contracts and the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies (PFIC) and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
69
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Financial Notes (continued)

10. Federal Income Taxes (continued):
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2018, the funds had capital loss carryforwards available to offset future net capital gains as follows:
Expiration Date	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
No expiration	$—	$—	$—	$—	$61,119,184
Total	$—	$—	$—	$—	$61,119,184
For the year ended October 31, 2018, the funds had capital loss carryforwards utilized and capital losses expired as follows:
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Capital loss carryforwards utilized	$—	$—	$571,307	$—	$5,141,749
Capital losses expired	—	—	20,377,170	—	—
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Current period distributions
Ordinary income	$121,146,529	$35,855,525	$37,237,239	$22,939,959	$13,342,949
Long-term capital gains	55,961,880	79,427,222	—	6,162,693	—
Prior period distributions
Ordinary income	$141,184,723	$19,300,337	$31,144,306	$11,632,113	$7,176,164
Long-term capital gains	201,230,705	10,058,079	—	—	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2018, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the funds did not incur any interest or penalties.

11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
70
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the condensed portfolio holdings, of Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund (five of the funds constituting Schwab Capital Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
San Francisco, California
December 14, 2018
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.
71
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Other Federal Tax Information (unaudited)

The funds elect to pass through under section 853 of the Internal Revenue Code foreign tax credit to its shareholders for the year ended October 31, 2018, and the respective foreign source income on the funds as follows.
	Foreign Tax Credit	Foreign Source Income
Schwab Fundamental US Large Company Index Fund	$—	$—
Schwab Fundamental US Small Company Index Fund	—	—
Schwab Fundamental International Large Company Index Fund	4,169,906	51,265,775
Schwab Fundamental International Small Company Index Fund	2,088,164	23,557,706
Schwab Fundamental Emerging Markets Large Company Index Fund	2,944,956	22,082,090
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2018, qualify for the corporate dividends received deduction:
Percentage
Schwab Fundamental US Large Company Index Fund	100.00
Schwab Fundamental US Small Company Index Fund	47.55
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	—
Schwab Fundamental Emerging Markets Large Company Index Fund	—
For the fiscal year ended October 31, 2018, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2019 via IRS Form 1099 of the amounts for use in preparing their 2018 income tax return.

Schwab Fundamental US Large Company Index Fund	$121,146,529
Schwab Fundamental US Small Company Index Fund	18,201,011
Schwab Fundamental International Large Company Index Fund	38,280,711
Schwab Fundamental International Small Company Index Fund	14,271,595
Schwab Fundamental Emerging Markets Large Company Index Fund	11,309,486
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2018:

Schwab Fundamental US Large Company Index Fund	$55,961,880
Schwab Fundamental US Small Company Index Fund	79,427,222
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	6,162,693
Schwab Fundamental Emerging Markets Large Company Index Fund	—
72
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended, requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 26, 2018 and June 5, 2018, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 5, 2018.
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;
3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, exchange-traded funds and other accounts;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to each Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s infrastructure. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment and research tools, internet access, and an array of account features that benefit the Funds and certain of their shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that many of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered

73
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
the selection criteria and composition of the peer category. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below, and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, which may include exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly, and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to each Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to such Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Funds’ shareholders by way of the relatively low advisory fee and unitary fee structure of the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

74
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 101 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	101	Director (2005 – 2012), PS Business Parks, Inc.
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	101	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	101	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting); Chairman and CEO (Jan. 2008 – Apr. 2012), Aspiriant, LLC (wealth management).	101	None
75
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	101	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	101	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	101	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	101	Director (2012 – present), Eaton
Director and Chairman of the Audit Committee (2003 – 2013), Oneok Partners LP
Director (2009 – 2013), Oneok, Inc.
			Lead Independent Director (2002 – 2012), Board of Cooper Industries
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant (Jan. 2008 – present), Goldman Sachs & Co., Inc. (investment banking and securities firm); Co-CEO (Feb. 1998 – present), Colgin Cellars, LLC (vineyards).	101	Board Member and Chairman of the Audit Committee (1994 – present), Ionis Pharmaceuticals Lead Independent Director and Chair of Audit Committee (2014 – present), OUTFRONT Media Inc.
76
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	101	Director (2008 – present), The Charles Schwab Corporation
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Jan. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).	101	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	101	None
77
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Jan. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).
Jonathan de St. Paer
1973
President
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President (Oct. 2018 – present), Charles Schwab Investment Management, Inc.; Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – present) and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.; President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs.
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director, Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
78
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of CSIM. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
79
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $250 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
Fundamental Developed ex-U.S. Large Company Spliced Index  An internally calculated index comprised of the FTSE RAFI Developed ex-US 1000 Index from inception of the Schwab Fundamental International Large Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI Developed ex US Large Company Index (Net) from October 19, 2012 forward. The FTSE RAFI
Developed ex-US 1000 Index is composed of the largest 1,000 listed companies incorporated outside the United States, ranked by four fundamental financial measures of size, sales, cash flows, book value and dividends. The index is rebalanced and reconstituted annually.
Fundamental Developed ex-U.S. Small Company Spliced Index  An internally calculated index comprised of the FTSE RAFI Developed ex US Mid Small 1500 Index from inception of the Schwab Fundamental International Small Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI Developed ex US Small Company Index (Net) from October 19, 2012 forward. The FTSE RAFI Developed ex US Mid Small 1500 Index is designed to track the performance of small- and mid-capitalization equities of companies domiciled in developed international markets (excluding the U.S.), selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The equities with the highest fundamental strength are weighted according to their fundamental scores. The fundamentally weighted portfolio is rebalanced and reconstituted annually.
Fundamental Emerging Markets Large Company Spliced Index  An internally calculated index comprised of the FTSE RAFI Emerging Index from inception of the Schwab Fundamental Emerging Markets Large Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI Emerging Markets Large Company Index (Net) from October 19, 2012 forward. The FTSE RAFI Emerging Index is designed to track the performance of the largest emerging market equities, selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The equities with the highest fundamental strength are weighted according to their fundamental scores. The fundamentally weighted portfolio is rebalanced and reconstituted annually.
Fundamental U.S. Large Company Spliced Index  An internally calculated index comprised of the FTSE RAFI US 1000 Index from inception of the Schwab Fundamental US Large Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI US Large Company Index from October 19, 2012 forward. FTSE RAFI US 1000 Index is designed to track the performance of the largest U.S. equities, selected based on the following four fundamental measures of firm size, book value, income, sales and dividends. The 1,000 equities with the highest fundamental strength are weighted by their fundamental scale. The fundamentally weighted portfolio is rebalanced and reconstituted annually.
Fundamental U.S. Small Company Spliced Index  An internally calculated index comprised of the FTSE RAFI US Mid Small 1500 Index from inception of the Schwab Fundamental US Small Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI US Small Company Index from October 19, 2012 forward. The FTSE RAFI US Mid Small 1500 Index is composed of approximately 1,500 listed small and medium sized companies incorporated in the United States, ranked by fundamental value. The fundamentally weighted portfolio is rebalanced and reconstituted annually.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

80
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities  Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell RAFI Developed ex US Large Company Index (Net)  An index that ranks companies in the Russell Developed ex US Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5% threshold of the Russell Developed ex US Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex US Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Developed ex US Small Company Index (Net)  An index that ranks companies in the Russell Developed ex US Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores rank below the 87.5% threshold of the Russell Developed ex US Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex US Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Emerging Markets Large Company Index (Net)  An index that ranks companies in the Russell Emerging Markets Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Emerging Markets Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Emerging Markets Index measures the performance of the investable securities in emerging countries globally.
Russell RAFI US Large Company Index  An index ranks companies in the Russell RAFI Global Index. The RAFI US Large Company Index includes only those securities that are members of the U.S. portion whose fundamental scores are in the top 87.5%. The U.S. portion of the index is represented by the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell RAFI US Small Company Index  An index that ranks companies in the Russell RAFI Global Index. The RAFI US Small Company index includes only those securities that are members of the U.S. portion and rank below the 87.5% fundamental score threshold. The U.S. portion of the index is represented by the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
S&P Developed ex-U.S. Small Cap Index (Net)  An index composed of the stocks representing the lowest 15% of float-adjusted market cap in each developed market country, excluding the U.S. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

81
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2018 Schwab Funds. All rights reserved.

82
Schwab Fundamental Index Funds  |  Annual Report

Notes

Schwab Fundamental Index Funds
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Funds
Bond Funds
Schwab Intermediate-Term Bond Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab® U.S. Aggregate Bond Index Fund
Schwab® Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund™1
Schwab California Tax-Free Bond Fund™1
Schwab Money Funds
Schwab offers an array of money market funds.2 Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Investor or Ultra fund share classes.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2018 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

[1]	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
[2]	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

This page is intentionally left blank.

MFR39592-11
00218114

Annual Report  |  October 31, 2018
Schwab MarketTrack Portfolios®

Schwab MarketTrack
All Equity Portfolio™
Schwab MarketTrack
Growth Portfolio™
Schwab MarketTrack
Balanced Portfolio™
Schwab MarketTrack
Conservative Portfolio™

This page is intentionally left blank.

Schwab MarketTrack Portfolios
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
1
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2018
Schwab MarketTrack All Equity Portfolio (Ticker Symbol: SWEGX)	1.10%
All Equity Composite Index	1.72%
Fund Category: Morningstar Allocation—85%+ Equity[1]	0.21%
Performance Details	pages 8-10

Schwab MarketTrack Growth Portfolio (Ticker Symbol: SWHGX)	1.28%
Growth Composite Index	1.80%
Fund Category: Morningstar Allocation—70% to 85% Equity[1]	0.04%
Performance Details	pages 11-13

Schwab MarketTrack Balanced Portfolio (Ticker Symbol: SWBGX)	0.44%
Balanced Composite Index	0.94%
Fund Category: Morningstar Allocation—50% to 70% Equity[1]	0.34%
Performance Details	pages 14-16

Schwab MarketTrack Conservative Portfolio (Ticker Symbol: SWCGX)	-0.49%
Conservative Composite Index	0.05%
Fund Category: Morningstar Allocation—30% to 50% Equity[1]	-1.08%
Performance Details	pages 17-19

Minimum Initial Investment[2]	$ 100
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	Please see the funds’ prospectus for further detail and eligibility requirements.
2
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
From the CEO

Marie Chandoha
CEO of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
Market downturns such as we experienced in October can be painful, but we can also learn from them. Every investor has a sense for how much risk they are willing to take. In fact, at many financial services firms, new clients are asked about their tolerance for risk, and specifically how they would feel under certain loss scenarios. It seems like a simple exercise, but it’s an important one, as it helps investors select a portfolio they will be comfortable owning—even during market turmoil.
At Charles Schwab Investment Management, we focus on providing foundational products that suit a range of risk appetites, and we hold to the principle that diversification is one of the best methods for managing risk. The idea of spreading your investments over a broad array of asset classes has been a key feature of money management since the beginnings of modern portfolio theory, and remains true today.
When we encounter a turbulent period, as happened in October with the S&P 500® Index declining 6.8%, it underscores the importance of portfolio diversification and having the proper balance between riskier and more conservative investments. We offer the Schwab MarketTrack Portfolios as a way to help you obtain that balance—without taking on complicated, ongoing decisions about asset allocation and diversification. The Schwab MarketTrack Portfolios provide investors four different options across a range of risk levels. For those with a longer time horizon and greater tolerance for volatility, the Schwab MarketTrack All Equity Portfolio is fully invested in stocks, while at the other end of the risk spectrum, the Schwab MarketTrack Conservative Portfolio allocates a majority of its funds to bonds and cash equivalents. The Schwab MarketTrack Growth Portfolio and Schwab MarketTrack Balanced Portfolio fill out the offerings in between.
Whatever the risk profile of the Schwab MarketTrack Portfolio you choose, each fund is highly diversified, with a mix of large and small capitalization stocks and U.S. and international exposures. What’s more, the funds are built using a combination of traditional market-capitalization index funds and Schwab Fundamental Index Funds, meaning they are less likely to move in lockstep with the overall market. They’re also regularly rebalanced. This can be especially important when markets are experiencing bigger swings that can push portfolios out of line with investors’ chosen asset allocation and risk levels.
Fundamental Index is a registered trademark of Research Affiliates LLC.
3
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
From the CEO (continued)

“ Whatever the risk profile of the Schwab MarketTrack Portfolio you choose, each fund is highly diversified, with a mix of large and small capitalization stocks and U.S. and international exposures.”
For more than 25 years, Charles Schwab Investment Management has offered a straightforward lineup of products and solutions, while consistently offering quality and value to investors. When I joined the firm in 2010, I couldn’t have imagined how far we would advance that mission. We have led the way in bringing expenses down for many of our funds while building out a robust suite of products with our investors’ needs in mind. And a big reason we’ve been able to accomplish those objectives is the skilled group of people we have here who share my belief that investing can change lives.
It brings me great pride to announce that one of those people, Jonathan de St. Paer, is slated to succeed me when I retire as Chief Executive Officer of Charles Schwab Investment Management in March. Jonathan is a talented executive and has worked by my side to help build our company into a leader in the industry. He has spearheaded many of our important initiatives that have benefitted shareholders over the past eight years. I believe he’s the ideal person to lead the company forward as it continues to grow and evolve—and to serve you, fund shareholders, first and foremost.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab MarketTrack Portfolios, including performance during the 12 months ended October 31, 2018, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
4
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
The Investment Environment

For the 12-month reporting period ended October 31, 2018, global equity and fixed income markets were mixed. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains achieved during the previous 11 months. U.S. bond yields generally rose as bond prices fell, with the exception of the shortest-term bonds. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 7.35% and the Russell 2000® Index, a measure of U.S. small-cap stocks, returned 1.85%. The Bloomberg Barclays US Aggregate Bond Index returned –2.05% for the reporting period, and the Bloomberg Barclays US Treasury Bills 1–3 Month Index returned 1.62%. Equity markets outside the U.S. were notably weaker as economic momentum slowed due to uncertainties from several fronts, including trade, inflation, and geopolitical concerns. This was compounded by October’s market volatility, which dampened European and Asian markets as well as those in the U.S. The MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned -6.85%.
Global economic growth was uneven over the reporting period. The U.S. economy continued to grow steadily as it entered its tenth year of expansion, buoyed by tax reform, strong corporate earnings, and still-accommodative financial conditions. Nonfarm payrolls were steady and U.S. gross domestic product (GDP) grew at an annual rate of 3.5% in the third quarter of 2018, down from 4.2% in the second quarter but up from just over 2% for the previous two quarters. Consumer confidence rose to an 18-year high during the period, the highest since 2000. Despite a tight labor market and growing economy, inflation and wage growth remained in check, although pressure on wage growth rose toward the end of the reporting period. Conditions in other regions outside the U.S. softened, however. In the eurozone, growth slowed, subdued by higher inflation and tepid wage growth that constrained consumer spending. Over the third quarter of 2018, the eurozone economy expanded by just 0.2%, down from 0.4% in the first two quarters of 2018 and 0.7% in the last quarter of 2017. Japan’s economy contracted slightly in the first quarter of 2018—for the first time since late 2015—but had regained its modest upward trajectory by the end of the reporting period. The United Kingdom’s economy also contracted in the first quarter of 2018 but resumed its gradual, albeit modest, expansion by period-end.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2018

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
5
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
The Investment Environment (continued)

Despite rising to a nearly three-year high during the reporting period, oil prices fell precipitously during October amid concerns of a global oil glut. As of the end of the reporting period, the Organization of the Petroleum Exporting Countries (OPEC) had cut its oil demand forecast for 2019. Demand has been particularly impacted by poor economic performance in China, Brazil, and Europe, while supply has risen, notably due to the growth of shale in the U.S. and strong increases in Russian oil production.
During the reporting period, monetary policy measures for the most part remained accommodative but were tightened in several developed international markets in anticipation of rising inflation due to elevated oil prices, expectations of increases in agricultural prices, and higher GDP growth. In the U.S., the Federal Reserve (Fed), in its efforts to achieve more normalized monetary policy, raised the federal funds rate by 0.25% four times over the reporting period—in December, March, June, and September—and signaled the likelihood of an additional rate hike before year-end as well as more to come in 2019. Short-term interest rates ended the reporting period in a target range of 2.00% to 2.25%. The Fed also continued its program to slowly reduce the size of its balance sheet by allowing securities to mature without reinvesting the proceeds. As of the end of the reporting period, the Fed’s balance sheet stood at under $4.2 trillion, down from $4.5 trillion when the program was announced in June 2017. Outside the U.S., most central banks maintained their existing monetary policies or, in some cases in the face of signs of rising inflation, tightened their policies. The European Central Bank held interest rates steady at its October meeting and reiterated that it would likely maintain those rates through next summer, but confirmed its plans to phase out its monthly asset purchase program by year-end. Also in October, the Bank of Japan upheld its short-term interest rate target of –0.1% and slightly trimmed its inflation forecasts. In August, the Bank of England raised its key official bank rate from 0.50% to 0.75%, following a quarter-point increase in November 2017, despite ongoing uncertainties over the United Kingdom’s economy’s wider direction.
After hitting its all-time low in November, in February the Cboe Volatility Index® (VIX®)1, a gauge of equity market volatility, spiked to levels not seen since 2015. After moderating over the spring and summer, the VIX spiked again in October amid sharp swings in the stock market throughout the month, with key U.S. market indices erasing much of the hefty gains they had achieved over the spring and summer. Outside the U.S., markets generally followed suit but showed increasing weakness over the second half of the reporting period.
Both in the U.S. and overseas, bond yields generally rose over the period as bond prices fell. (Bond yields and bond prices move in opposite directions.) In the U.S., the yield curve flattened over most of the period, as short-term yields, which typically respond to changes in the federal funds rate, rose faster than longer-term yields, which are influenced more by economic growth and inflation expectations. Over the period, the three-month Treasury yield rose from 1.18% to 2.34% and the 10-year Treasury yield rose from 2.37% to 3.14%. Outside the U.S., bond yields generally remained low.
[1]	The Cboe Volatility Index® (or VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.
6
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Portfolio Management

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the management of the funds. She has served as portfolio manager of the funds since February 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.
7
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack All Equity Portfolio as of October 31, 2018

The Schwab MarketTrack All Equity Portfolio (the fund) seeks high capital growth through an all-stock portfolio. To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation is 100% in stock investments, with certain percentages for different segments of the stock market. For the 12-month reporting period ended October 31, 2018, the fund remained close to the target allocations of approximately 45% in U.S. large-cap, 30% in international, and 25% in U.S. small-cap stocks. The fund invests mainly in other Schwab Funds, including index funds, which seek to track the total returns of various market indices. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period, global equity and fixed income markets were mixed as global economic growth was uneven. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. U.S. bond yields generally rose, driving returns lower with the exception of the shortest-term bonds.
Performance. For the 12-month reporting period ended October 31, 2018, the fund returned 1.10%. The fund’s custom blended comparative index, the All Equity Composite Index (the composite index), returned 1.72%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the composite index.
The fund’s international equity allocations detracted from the fund’s total return. The fund’s position in the Schwab International Index Fund was the largest detractor from total return for the fund and the index. The Schwab International Index Fund returned approximately -7.1%. The Schwab Fundamental International Small Company Index Fund and Schwab Fundamental International Large Company Index Fund also weighed on the fund’s return, returning approximately -9.8% and -6.5%, respectively.
The fund’s U.S. equity exposure positively contributed to total return, particularly among its large-cap positions. The Schwab S&P 500 Index Fund returned approximately 7.3% for the reporting period and was the fund’s top contributor. The Schwab S&P 500 Index Fund generally tracked its comparative index, the S&P 500® Index. Another top contributor, the Schwab Fundamental US Large Company Index Fund, which returned approximately 6.8%, underperformed its comparative index, the Russell RAFITM US Large Company Index, which returned approximately 7.1%.

Management views and portfolio holdings may have changed since the report date.
8
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack All Equity Portfolio
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1

Average Annual Total Returns1
Portfolio and Inception Date	1 Year	5 Years	10 Years
Portfolio: Schwab MarketTrack All Equity Portfolio (5/19/98)	1.10%	7.26%	10.77%
All Equity Composite Index	1.72%	7.90%	11.34%
S&P 500® Index	7.35%	11.34%	13.24%
Fund Category: Morningstar Allocation—85%+ Equity[2]	0.21%	6.25%	10.33%
Fund Expense Ratio[3]: 0.53%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.13% of acquired fund fees and expenses, which are based on estimated amounts for the current fiscal year and are indirect expenses incurred by the fund through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
9
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack All Equity Portfolio
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics
Number of Holdings	9
Portfolio Turnover Rate	5%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
10
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Growth Portfolio as of October 31, 2018

The Schwab MarketTrack Growth Portfolio (the fund) seeks high capital growth with less volatility than an all-stock portfolio. To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation includes stock, bond, and cash investments. For the 12-month reporting period ended October 31, 2018, the fund remained close to the target allocations of approximately 80% equity, 15% fixed income, and 5% cash and cash equivalents (including money market funds). The fund invests mainly in other Schwab Funds, including index funds, which seek to track the total returns of various market indices. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period, global equity and fixed income markets were mixed as global economic growth was uneven. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. U.S. bond yields generally rose, driving returns lower with the exception of the shortest-term bonds.
Performance. For the 12-month reporting period ended October 31, 2018, the fund returned 1.28%. The fund’s custom blended comparative index, the Growth Composite Index (the composite index), returned 1.80%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the composite index.
The fund’s international equity allocations detracted from the fund’s total return. The fund’s position in the Schwab International Index Fund was the largest detractor from total return for the fund and the index. The Schwab International Index Fund returned approximately -7.1%. The Schwab Fundamental International Small Company Index Fund and Schwab Fundamental International Large Company Index Fund also weighed on the fund’s return, returning approximately -9.8% and -6.5%, respectively.
The fund’s U.S. equity exposure positively contributed to total return, particularly among its large-cap positions. The Schwab S&P 500 Index Fund returned approximately 7.3% for the reporting period and was the fund’s top contributor. The Schwab S&P 500 Index Fund generally tracked its comparative index, the S&P 500® Index. Another top contributor, the Schwab Fundamental US Large Company Index Fund, which returned approximately 6.8%, underperformed its comparative index, the Russell RAFITM US Large Company Index, which returned approximately 7.1%.

Management views and portfolio holdings may have changed since the report date.
11
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Growth Portfolio
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1

Average Annual Total Returns1
Portfolio and Inception Date	1 Year	5 Years	10 Years
Portfolio: Schwab MarketTrack Growth Portfolio (11/20/95)	1.28%	6.44%	9.56%
Growth Composite Index	1.80%	7.03%	10.07%
S&P 500® Index	7.35%	11.34%	13.24%
Bloomberg Barclays US Aggregate Bond Index	-2.05%	1.83%	3.94%
Fund Category: Morningstar Allocation—70% to 85% Equity[2]	0.04%	5.48%	9.23%
Fund Expense Ratio[3]: 0.52%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.12% of acquired fund fees and expenses, which are based on estimated amounts for the current fiscal year and are indirect expenses incurred by the fund through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
12
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Growth Portfolio
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics
Number of Holdings	11
Portfolio Turnover Rate	7%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
13
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Balanced Portfolio as of October 31, 2018

The Schwab MarketTrack Balanced Portfolio (the fund) seeks both capital growth and income. To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation includes bond, stock, and cash investments. For the 12-month reporting period ended October 31, 2018, the fund remained close to the target allocations of approximately 60% equity, 35% fixed income, and 5% cash and cash equivalents (including money market funds). The fund invests mainly in other Schwab Funds, including index funds, which seek to track the total returns of various market indices. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period, global equity and fixed income markets were mixed as global economic growth was uneven. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. U.S. bond yields generally rose, driving returns lower with the exception of the shortest-term bonds.
Performance. For the 12-month reporting period ended October 31, 2018, the fund returned 0.44%. The fund’s custom blended comparative index, the Balanced Composite Index (the composite index), returned 0.94%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the composite index.
The fund’s fixed-income allocation, the Schwab U.S. Aggregate Bond Index Fund, was the largest detractor from the fund’s total return. The Schwab U.S. Aggregate Bond Index Fund returned approximately -2.1%, slightly underperforming the Bloomberg Barclays US Aggregate Bond Index, the composite index’s underlying bond component, for the same period.
The fund’s international equity allocations also detracted from the fund’s total return. The fund’s position in the Schwab International Index Fund detracted from total return for the fund and the index. The Schwab International Index Fund returned approximately -7.1%. The Schwab Fundamental International Small Company Index Fund also weighed on the fund’s return, returning approximately -9.8%.
The fund’s U.S. equity exposure positively contributed to total return, particularly among its large-cap positions. The Schwab S&P 500 Index Fund returned approximately 7.3% for the reporting period and was the fund’s top contributor. The Schwab S&P 500 Index Fund generally tracked its comparative index, the S&P 500® Index. Another top contributor, the Schwab Fundamental US Large Company Index Fund, which returned approximately 6.8%, underperformed its comparative index, the Russell RAFITM US Large Company Index, which returned approximately 7.1%.

Management views and portfolio holdings may have changed since the report date.
14
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Balanced Portfolio
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1

Average Annual Total Returns1
Portfolio and Inception Date	1 Year	5 Years	10 Years
Portfolio: Schwab MarketTrack Balanced Portfolio (11/20/95)	0.44%	5.18%	7.98%
Balanced Composite Index	0.94%	5.77%	8.60%
S&P 500® Index	7.35%	11.34%	13.24%
Bloomberg Barclays US Aggregate Bond Index	-2.05%	1.83%	3.94%
Fund Category: Morningstar Allocation—50% to 70% Equity[2]	0.34%	5.03%	8.56%
Fund Expense Ratio[3]: 0.50%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.10% of acquired fund fees and expenses, which are based on estimated amounts for the current fiscal year and are indirect expenses incurred by the fund through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
15
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Balanced Portfolio
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics
Number of Holdings	11
Portfolio Turnover Rate	8%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
16
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Conservative Portfolio as of October 31, 2018

The Schwab MarketTrack Conservative Portfolio (the fund) seeks income and more growth potential than an all-bond portfolio. To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation includes bond, stock, and cash investments. For the 12-month reporting period ended October 31, 2018, the fund remained close to the target allocations of approximately 55% fixed income, 40% equity, and 5% cash and cash equivalents (including money market funds). The fund invests mainly in other Schwab Funds, including index funds, which seek to track the total returns of various market indices. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period, global equity and fixed income markets were mixed as global economic growth was uneven. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. U.S. bond yields generally rose, driving returns lower with the exception of the shortest-term bonds.
Performance. For the 12-month reporting period ended October 31, 2018, the fund returned -0.49%. The fund’s custom blended comparative index, the Conservative Composite Index (the composite index), returned 0.05%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the composite index.
The fund’s fixed-income allocation, the Schwab U.S. Aggregate Bond Index Fund, was the largest detractor from the fund’s total return. The Schwab U.S. Aggregate Bond Index Fund returned approximately -2.1%, slightly underperforming the Bloomberg Barclays US Aggregate Bond Index, the composite index’s underlying bond component, for the same period.
The fund’s international equity allocations also detracted from the fund’s total return. The fund’s position in the Schwab International Index Fund detracted from total return for the fund and the index. The Schwab International Index Fund returned approximately -7.1%. The Schwab Fundamental International Small Company Index Fund also weighed on the fund’s return, returning approximately -9.8%.
The fund’s U.S. equity exposure positively contributed to total return, particularly among its large-cap positions. The Schwab S&P 500 Index Fund returned approximately 7.3% for the reporting period and was the fund’s top contributor. The Schwab S&P 500 Index Fund generally tracked its comparative index, the S&P 500® Index. Another top contributor, the Schwab Fundamental US Large Company Index Fund, which returned approximately 6.8%, underperformed its comparative index, the Russell RAFITM US Large Company Index, which returned approximately 7.1%.

Management views and portfolio holdings may have changed since the report date.
17
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Conservative Portfolio
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1

Average Annual Total Returns1
Portfolio and Inception Date	1 Year	5 Years	10 Years
Portfolio: Schwab MarketTrack Conservative Portfolio (11/20/95)	-0.49%	3.84%	6.30%
Conservative Composite Index	0.05%	4.47%	7.05%
S&P 500® Index	7.35%	11.34%	13.24%
Bloomberg Barclays US Aggregate Bond Index	-2.05%	1.83%	3.94%
Fund Category: Morningstar Allocation—30% to 50% Equity[2]	-1.08%	3.37%	6.87%
Fund Expense Ratio[3]: 0.50%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.08% of acquired fund fees and expenses, which are based on estimated amounts for the current fiscal year and are indirect expenses incurred by the fund through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
18
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Conservative Portfolio
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics
Number of Holdings	11
Portfolio Turnover Rate	9%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
19
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2018 and held through October 31, 2018.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1,2]	Effective Expense Ratio (Annualized)[3,4]	Beginning Account Value at 5/1/18	Ending Account Value (Net of Expenses) at 10/31/18	Expenses Paid During Period 5/1/18-10/31/18[2,5]	Effective Expenses Paid During Period 5/1/18-10/31/18[4,5]
Schwab MarketTrack All Equity Portfolio
Actual Return	0.39%	0.52%	$1,000.00	$ 976.60	$1.94	$2.59
Hypothetical 5% Return	0.39%	0.52%	$1,000.00	$1,023.23	$1.99	$2.65
Schwab MarketTrack Growth Portfolio
Actual Return	0.39%	0.51%	$1,000.00	$ 986.90	$1.95	$2.55
Hypothetical 5% Return	0.39%	0.51%	$1,000.00	$1,023.23	$1.99	$2.60
Schwab MarketTrack Balanced Portfolio
Actual Return	0.39%	0.49%	$1,000.00	$ 989.70	$1.96	$2.46
Hypothetical 5% Return	0.39%	0.49%	$1,000.00	$1,023.23	$1.99	$2.50
Schwab MarketTrack Conservative Portfolio
Actual Return	0.41%	0.49%	$1,000.00	$ 992.00	$2.06	$2.46
Hypothetical 5% Return	0.41%	0.49%	$1,000.00	$1,023.13	$2.09	$2.50

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Based on the most recent six-month acquired fund fees and expense ratio; may differ from the acquired fund fees and expenses ratios in the prospectus, which are based on estimated amounts for the current fiscal year.
[4]	Includes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]	Expenses for each portfolio are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
20
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack All Equity Portfolio
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$18.76	$15.90	$17.00	$17.17	$15.99
Income (loss) from investment operations:
Net investment income (loss)	0.28 [1]	0.27 [1]	0.27 [1]	0.29 [1]	0.21
Net realized and unrealized gains (losses)	(0.05)	3.33	0.31	(0.23)	1.24
Total from investment operations	0.23	3.60	0.58	0.06	1.45
Less distributions:
Distributions from net investment income	(0.33)	(0.30)	(0.53)	(0.23)	(0.27)
Distributions from net realized gains	(0.33)	(0.44)	(1.15)	—	—
Total distributions	(0.66)	(0.74)	(1.68)	(0.23)	(0.27)
Net asset value at end of period	$18.33	$18.76	$15.90	$17.00	$17.17
Total return	1.10%	23.33%	3.99%	0.36%	9.12%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.39%	0.40%	0.41%	0.42% [3]	0.50%
Gross operating expenses[2]	0.39%	0.40%	0.42%	0.43% [3]	0.51%
Net investment income (loss)	1.46%	1.56%	1.73%	1.67%	1.24%
Portfolio turnover rate	5%	5%	6%	42% [4]	9%
Net assets, end of period (x 1,000,000)	$660	$662	$553	$578	$621

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Effective December 1, 2014, the management fee was reduced. The ratio presented for the period ended 10/31/15 is a blended ratio.
4
The portfolio turnover rate increased due to the addition of Schwab Fundamental Index Funds to the portfolio during the period.
21
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack All Equity Portfolio
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 99.5% of net assets

Equity Funds 99.5%
International 29.9%
Schwab Fundamental Emerging Markets Large Company Index Fund	3,903,786	33,572,556
Schwab Fundamental International Large Company Index Fund	4,582,326	39,820,414
Schwab Fundamental International Small Company Index Fund	2,544,462	32,238,329
Schwab International Index Fund	4,820,686	91,593,031
		197,224,330
Large-Cap 45.2%
Schwab Fundamental US Large Company Index Fund	5,163,140	90,200,058
Schwab S&P 500 Index Fund	4,912,826	208,352,966
		298,553,024
Small-Cap 24.4%
Schwab Fundamental US Small Company Index Fund	3,328,879	48,867,947
Schwab Small-Cap Index Fund	3,679,859	112,162,092
		161,030,039
Total Affiliated Underlying Funds
(Cost $422,871,007)		656,807,393
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.5% of net assets

Time Deposit 0.5%
Sumitomo Mitsui Banking Corp.
1.54%, 11/01/18 (a)	2,886,510	2,886,510
Total Short-Term Investment
(Cost $2,886,510)		2,886,510
(a)	The rate shown is the current daily overnight rate.

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2018:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/17	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Schwab Fundamental Emerging Markets Large Company Index Fund	3,564,913	338,873	—	3,903,786	($2,913,570)	$—	$797,246
Schwab Fundamental International Large Company Index Fund	4,208,898	404,580	(31,152)	4,582,326	(3,852,697)	5,607	1,082,529
Schwab Fundamental International Small Company Index Fund	2,300,700	243,762	—	2,544,462	(4,739,299)	—	1,253,421
Schwab Fundamental US Large Company Index Fund	5,188,750	170,402	(196,012)	5,163,140	2,956,463	146,181	2,939,427
Schwab Fundamental US Small Company Index Fund	3,215,044	220,611	(106,776)	3,328,879	(2,126,740)	155,465	3,304,744
Schwab International Index Fund	4,325,353	495,333	—	4,820,686	(9,497,747)	—	2,445,122
Schwab S&P 500 Index Fund	5,208,977	91,603	(387,754)	4,912,826	5,103,724	6,738,016	3,794,176
Schwab Small-Cap Index Fund	3,666,070	294,919	(281,130)	3,679,859	(3,751,827)	894,327	5,861,770
Total					($18,821,693)	$7,939,596	$21,478,435
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

22
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack All Equity Portfolio
Portfolio Holdings as of October 31, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$656,807,393	$—	$—	$656,807,393
Short-Term Investment[1]	—	2,886,510	—	2,886,510
Total	$656,807,393	$2,886,510	$—	$659,693,903
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
23
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack All Equity Portfolio
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in affiliated underlying funds, at value (cost $422,871,007)		$656,807,393
Investments in unaffiliated issuers, at value (cost $2,886,510)		2,886,510
Receivables:
Investments sold		2,600,000
Fund shares sold		752,671
Interest		123
Prepaid expenses	+	14,511
Total assets		663,061,208
Liabilities
Payables:
Investments bought		2,420,000
Investment adviser and administrator fees		75,214
Shareholder service fees		139,241
Fund shares redeemed		485,376
Accrued expenses	+	57,909
Total liabilities		3,177,740
Net Assets
Total assets		663,061,208
Total liabilities	–	3,177,740
Net assets		$659,883,468
Net Assets by Source
Capital received from investors		418,674,263
Total distributable earnings[1]		241,209,205

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$659,883,468		35,998,143		$18.33

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 9 for additional information).
24
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack All Equity Portfolio
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends received from affiliated underlying funds		$12,796,451
Interest	+	28,972
Total investment income		12,825,423
Expenses
Investment adviser and administrator fees		903,023
Shareholder service fees		1,666,948
Shareholder reports		53,030
Registration fees		29,291
Transfer agent fees		22,551
Professional fees		22,356
Portfolio accounting fees		21,967
Independent trustees’ fees		10,900
Custodian fees		339
Other expenses	+	10,378
Total expenses		2,740,783
Expense reduction by CSIM and its affiliates	–	22,551
Net expenses	–	2,718,232
Net investment income		10,107,191
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		8,681,984
Net realized gains on sales of affiliated underlying funds	+	7,939,596
Net realized gains		16,621,580
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	(18,821,693)
Net realized and unrealized losses		(2,200,113)
Increase in net assets resulting from operations		$7,907,078
25
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack All Equity Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$10,107,191	$9,548,422
Net realized gains		16,621,580	12,100,218
Net change in unrealized appreciation (depreciation)	+	(18,821,693)	105,338,336
Increase in net assets from operations		7,907,078	126,986,976
Distributions to Shareholders1
Total distributions		($23,113,418)	($25,385,866)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,946,287	$75,536,801	3,389,094	$58,388,000
Shares reinvested		1,116,238	21,029,930	1,434,727	23,299,953
Shares redeemed	+	(4,340,184)	(83,234,422)	(4,337,281)	(74,592,117)
Net transactions in fund shares		722,341	$13,332,309	486,540	$7,095,836
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		35,275,802	$661,757,499	34,789,262	$553,060,553
Total increase or decrease	+	722,341	(1,874,031)	486,540	108,696,946
End of period[2]		35,998,143	$659,883,468	35,275,802	$661,757,499
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $10,329,088 from net investment income and $15,056,778 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 9 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $3,597,922 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
26
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack Growth Portfolio
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$23.47	$20.54	$22.68	$23.20	$21.67
Income (loss) from investment operations:
Net investment income (loss)	0.37 [1]	0.34 [1]	0.32 [1]	0.34 [1]	0.27
Net realized and unrealized gains (losses)	(0.04)	3.37	0.41	(0.12)	1.57
Total from investment operations	0.33	3.71	0.73	0.22	1.84
Less distributions:
Distributions from net investment income	(0.40)	(0.36)	(0.39)	(0.35)	(0.31)
Distributions from net realized gains	(0.73)	(0.42)	(2.48)	(0.39)	—
Total distributions	(1.13)	(0.78)	(2.87)	(0.74)	(0.31)
Net asset value at end of period	$22.67	$23.47	$20.54	$22.68	$23.20
Total return	1.28%	18.52%	3.88%	0.95%	8.55%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.39%	0.40%	0.41%	0.42% [3]	0.50%
Gross operating expenses[2]	0.39%	0.40%	0.41%	0.42% [3]	0.51%
Net investment income (loss)	1.59%	1.57%	1.61%	1.50%	1.20%
Portfolio turnover rate	7%	20% [4]	12%	36% [5]	7%
Net assets, end of period (x 1,000,000)	$783	$804	$707	$716	$734

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Effective December 1, 2014, the management fee was reduced. The ratio presented for the period ended 10/31/15 is a blended ratio.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 6% without including these transactions. There were no transaction costs associated with these transactions.
5
The portfolio turnover rate increased due to the addition of Schwab Fundamental Index Funds to the portfolio during the period.
27
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack Growth Portfolio
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 99.8% of net assets

Equity Funds 79.6%
International 19.7%
Schwab Fundamental Emerging Markets Large Company Index Fund	2,995,953	25,765,192
Schwab Fundamental International Large Company Index Fund	3,540,993	30,771,226
Schwab Fundamental International Small Company Index Fund	1,963,467	24,877,126
Schwab International Index Fund	3,819,729	72,574,847
		153,988,391
Large-Cap 40.3%
Schwab Fundamental US Large Company Index Fund	5,471,532	95,587,664
Schwab S&P 500 Index Fund	5,192,195	220,200,992
		315,788,656
Small-Cap 19.6%
Schwab Fundamental US Small Company Index Fund	3,194,165	46,890,348
Schwab Small-Cap Index Fund	3,489,463	106,358,837
		153,249,185
		623,026,232

Security	Number of Shares	Value ($)
Fixed-Income Fund 15.5%
Intermediate-Term Bond 15.5%
Schwab U.S. Aggregate Bond Index Fund	12,664,480	121,579,007

Money Market Fund 4.7%
Schwab Variable Share Price Money Fund, Ultra Shares 2.20% (a)	36,847,571	36,854,941
Total Affiliated Underlying Funds
(Cost $506,509,811)		781,460,180
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.3% of net assets

Time Deposit 0.3%
BNP Paribas
1.54%, 11/01/18 (b)	1,990,491	1,990,491
Total Short-Term Investment
(Cost $1,990,491)		1,990,491
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2018:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/17	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Schwab Fundamental Emerging Markets Large Company Index Fund	2,992,419	228,269	(224,735)	2,995,953	($2,541,414)	$468,499	$669,215
Schwab Fundamental International Large Company Index Fund	3,456,821	191,172	(107,000)	3,540,993	(3,038,348)	77,836	889,094
Schwab Fundamental International Small Company Index Fund	1,895,943	100,997	(33,473)	1,963,467	(3,720,302)	1,674	1,032,910
Schwab Fundamental US Large Company Index Fund	5,707,679	185,229	(421,376)	5,471,532	2,788,589	731,170	3,195,202
Schwab Fundamental US Small Company Index Fund	3,163,808	217,095	(186,738)	3,194,165	(2,033,944)	(7,321)	3,252,078
Schwab International Index Fund	3,627,507	390,705	(198,483)	3,819,729	(8,183,766)	774,050	2,050,630
Schwab S&P 500 Index Fund	5,592,380	98,555	(498,740)	5,192,195	(513,846)	13,451,704	4,082,128
Schwab Small-Cap Index Fund	3,576,510	237,891	(324,938)	3,489,463	(4,518,137)	1,653,378	5,642,367
Schwab U.S. Aggregate Bond Index Fund	11,592,820	1,395,930	(324,270)	12,664,480	(5,806,802)	(86,931)	3,267,344
Schwab Variable Share Price Money Fund, Ultra Shares	23,322,991	13,524,580	—	36,847,571	(2,258)	—	553,177
Total					($27,570,228)	$17,064,059	$24,634,145
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

28
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack Growth Portfolio
Portfolio Holdings as of October 31, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$781,460,180	$—	$—	$781,460,180
Short-Term Investment[1]	—	1,990,491	—	1,990,491
Total	$781,460,180	$1,990,491	$—	$783,450,671
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
29
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack Growth Portfolio
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in affiliated underlying funds, at value (cost $506,509,811)		$781,460,180
Investments in unaffiliated issuers, at value (cost $1,990,491)		1,990,491
Receivables:
Dividends		337,062
Fund shares sold		246,828
Interest		85
Prepaid expenses	+	21,055
Total assets		784,055,701
Liabilities
Payables:
Investments bought		299,550
Investment adviser and administrator fees		88,674
Shareholder service fees		166,186
Fund shares redeemed		599,422
Accrued expenses	+	58,468
Total liabilities		1,212,300
Net Assets
Total assets		784,055,701
Total liabilities	–	1,212,300
Net assets		$782,843,401
Net Assets by Source
Capital received from investors		483,103,225
Total distributable earnings[1]		299,740,176

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$782,843,401		34,534,501		$22.67

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 9 for additional information).
30
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack Growth Portfolio
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends received from affiliated underlying funds		$16,144,230
Interest	+	78,636
Total investment income		16,222,866
Expenses
Investment adviser and administrator fees		1,066,730
Shareholder service fees		1,991,141
Shareholder reports		50,266
Registration fees		32,243
Professional fees		28,575
Portfolio accounting fees		23,525
Transfer agent fees		21,019
Independent trustees’ fees		11,554
Custodian fees		540
Other expenses	+	11,901
Total expenses		3,237,494
Expense reduction by CSIM and its affiliates	–	21,019
Net expenses	–	3,216,475
Net investment income		13,006,391
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		8,489,915
Net realized gains on sales of affiliated underlying funds	+	17,064,059
Net realized gains		25,553,974
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	(27,570,228)
Net realized and unrealized losses		(2,016,254)
Increase in net assets resulting from operations		$10,990,137
31
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack Growth Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$13,006,391	$11,979,615
Net realized gains		25,553,974	28,333,644
Net change in unrealized appreciation (depreciation)	+	(27,570,228)	88,438,706
Increase in net assets from operations		10,990,137	128,751,965
Distributions to Shareholders1
Total distributions		($38,389,944)	($26,557,548)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,428,769	$80,690,535	3,602,336	$78,603,931
Shares reinvested		1,546,820	35,762,481	1,199,044	25,000,064
Shares redeemed	+	(4,688,229)	(110,009,491)	(4,968,874)	(108,818,326)
Net transactions in fund shares		287,360	$6,443,525	(167,494)	($5,214,331)
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		34,247,141	$803,799,683	34,414,635	$706,819,597
Total increase or decrease	+	287,360	(20,956,282)	(167,494)	96,980,086
End of period[2]		34,534,501	$782,843,401	34,247,141	$803,799,683
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $12,313,667 from net investment income and $14,243,881 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 9 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $245,714 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
32
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack Balanced Portfolio
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$19.12	$17.35	$19.07	$19.50	$18.55
Income (loss) from investment operations:
Net investment income (loss)	0.34 [1]	0.30 [1]	0.27 [1]	0.29 [1]	0.26
Net realized and unrealized gains (losses)	(0.24)	2.02	0.35	(0.08)	1.08
Total from investment operations	0.10	2.32	0.62	0.21	1.34
Less distributions:
Distributions from net investment income	(0.33)	(0.30)	(0.33)	(0.30)	(0.27)
Distributions from net realized gains	(0.65)	(0.25)	(2.01)	(0.34)	(0.12)
Total distributions	(0.98)	(0.55)	(2.34)	(0.64)	(0.39)
Net asset value at end of period	$18.24	$19.12	$17.35	$19.07	$19.50
Total return	0.44%	13.71%	3.92%	1.10%	7.28%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.40%	0.40%	0.41%	0.42% [3]	0.50%
Gross operating expenses[2]	0.40%	0.40%	0.41%	0.42% [3]	0.51%
Net investment income (loss)	1.79%	1.67%	1.60%	1.51%	1.30%
Portfolio turnover rate	8%	46% [4]	15%	36% [5]	16%
Net assets, end of period (x 1,000,000)	$515	$551	$516	$512	$522

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Effective December 1, 2014, the management fee was reduced. The ratio presented for the period ended 10/31/15 is a blended ratio.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 10% without including these transactions. There were no transaction costs associated with these transactions.
5
The portfolio turnover rate increased due to the addition of Schwab Fundamental Index Funds to the portfolio during the period.
33
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack Balanced Portfolio
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 99.7% of net assets

Equity Funds 59.4%
International 14.7%
Schwab Fundamental Emerging Markets Large Company Index Fund	1,459,879	12,554,961
Schwab Fundamental International Large Company Index Fund	1,758,929	15,285,089
Schwab Fundamental International Small Company Index Fund	993,051	12,581,961
Schwab International Index Fund	1,854,204	35,229,878
		75,651,889
Large-Cap 29.8%
Schwab Fundamental US Large Company Index Fund	2,620,796	45,785,310
Schwab S&P 500 Index Fund	2,541,650	107,791,367
		153,576,677
Small-Cap 14.9%
Schwab Fundamental US Small Company Index Fund	1,563,003	22,944,882
Schwab Small-Cap Index Fund	1,754,114	53,465,395
		76,410,277
		305,638,843

Security	Number of Shares	Value ($)
Fixed-Income Fund 35.6%
Intermediate-Term Bond 35.6%
Schwab U.S. Aggregate Bond Index Fund	19,104,719	183,405,301

Money Market Fund 4.7%
Schwab Variable Share Price Money Fund, Ultra Shares 2.20% (a)	24,004,500	24,009,301
Total Affiliated Underlying Funds
(Cost $381,980,331)		513,053,445
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.3% of net assets

Time Deposit 0.3%
Sumitomo Mitsui Banking Corp.
1.54%, 11/01/18 (b)	1,421,395	1,421,395
Total Short-Term Investment
(Cost $1,421,395)		1,421,395
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2018:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/17	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Schwab Fundamental Emerging Markets Large Company Index Fund	1,578,352	95,162	(213,635)	1,459,879	($1,389,594)	$393,737	$345,878
Schwab Fundamental International Large Company Index Fund	1,788,391	114,035	(143,497)	1,758,929	(1,637,366)	153,347	459,974
Schwab Fundamental International Small Company Index Fund	994,140	81,333	(82,422)	993,051	(1,879,253)	36,234	530,421
Schwab Fundamental US Large Company Index Fund	2,931,715	93,971	(404,890)	2,620,796	974,096	933,543	1,621,000
Schwab Fundamental US Small Company Index Fund	1,622,017	111,300	(170,314)	1,563,003	(1,151,398)	209,707	1,667,271
Schwab International Index Fund	1,861,986	127,206	(134,988)	1,854,204	(4,409,256)	816,219	1,052,581
Schwab S&P 500 Index Fund	2,874,606	117,645	(450,601)	2,541,650	(5,791,357)	12,487,879	2,069,776
Schwab Small-Cap Index Fund	1,844,746	177,307	(267,939)	1,754,114	(4,658,315)	3,288,482	2,847,981
Schwab U.S. Aggregate Bond Index Fund	18,904,130	1,612,821	(1,412,232)	19,104,719	(8,845,363)	(364,686)	5,081,304
Schwab Variable Share Price Money Fund, Ultra Shares	15,958,138	8,046,362	—	24,004,500	(1,583)	—	364,495
Total					($28,789,389)	$17,954,462	$16,040,681
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

34
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack Balanced Portfolio
Portfolio Holdings as of October 31, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$513,053,445	$—	$—	$513,053,445
Short-Term Investment[1]	—	1,421,395	—	1,421,395
Total	$513,053,445	$1,421,395	$—	$514,474,840
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
35
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack Balanced Portfolio
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in affiliated underlying funds, at value (cost $381,980,331)		$513,053,445
Investments in unaffiliated issuers, at value (cost $1,421,395)		1,421,395
Receivables:
Investments sold		380,000
Dividends		482,762
Fund shares sold		132,202
Interest		61
Prepaid expenses	+	19,711
Total assets		515,489,576
Liabilities
Payables:
Investments bought		498,354
Investment adviser and administrator fees		57,844
Shareholder service fees		108,409
Fund shares redeemed		79,766
Accrued expenses	+	44,171
Total liabilities		788,544
Net Assets
Total assets		515,489,576
Total liabilities	–	788,544
Net assets		$514,701,032
Net Assets by Source
Capital received from investors		362,139,650
Total distributable earnings[1]		152,561,382

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$514,701,032		28,224,863		$18.24

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 9 for additional information).
36
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack Balanced Portfolio
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends received from affiliated underlying funds		$11,728,376
Interest	+	51,593
Total investment income		11,779,969
Expenses
Investment adviser and administrator fees		701,437
Shareholder service fees		1,304,500
Registration fees		33,621
Shareholder reports		29,419
Professional fees		21,925
Portfolio accounting fees		20,104
Transfer agent fees		12,483
Independent trustees’ fees		10,147
Custodian fees		1,334
Other expenses	+	8,853
Total expenses		2,143,823
Expense reduction by CSIM and its affiliates	–	12,483
Net expenses	–	2,131,340
Net investment income		9,648,629
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		4,312,305
Net realized gains on sales of affiliated underlying funds	+	17,954,462
Net realized gains		22,266,767
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	(28,789,389)
Net realized and unrealized losses		(6,522,622)
Increase in net assets resulting from operations		$3,126,007
37
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack Balanced Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$9,648,629	$8,856,252
Net realized gains		22,266,767	24,295,633
Net change in unrealized appreciation (depreciation)	+	(28,789,389)	34,890,699
Increase in net assets from operations		3,126,007	68,042,584
Distributions to Shareholders1
Total distributions		($28,242,157)	($16,045,845)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,005,169	$75,494,664	5,303,698	$95,646,704
Shares reinvested		1,397,751	26,012,148	851,062	14,782,939
Shares redeemed	+	(6,003,515)	(112,809,619)	(7,062,344)	(127,155,645)
Net transactions in fund shares		(600,595)	($11,302,807)	(907,584)	($16,726,002)
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		28,825,458	$551,119,989	29,733,042	$515,849,252
Total increase or decrease	+	(600,595)	(36,418,957)	(907,584)	35,270,737
End of period[2]		28,224,863	$514,701,032	28,825,458	$551,119,989
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $8,666,441 from net investment income and $7,379,404 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 9 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $2,162,663 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
38
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack Conservative Portfolio
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$16.27	$15.31	$15.94	$16.00	$15.34
Income (loss) from investment operations:
Net investment income (loss)	0.31 [1]	0.27 [1]	0.24 [1]	0.25 [1]	0.23
Net realized and unrealized gains (losses)	(0.38)	1.09	0.30	(0.05)	0.67
Total from investment operations	(0.07)	1.36	0.54	0.20	0.90
Less distributions:
Distributions from net investment income	(0.32)	(0.28)	(0.27)	(0.26)	(0.24)
Distributions from net realized gains	(0.25)	(0.12)	(0.90)	—	—
Total distributions	(0.57)	(0.40)	(1.17)	(0.26)	(0.24)
Net asset value at end of period	$15.63	$16.27	$15.31	$15.94	$16.00
Total return	(0.49%)	9.07%	3.68%	1.23%	5.95%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.41%	0.42%	0.43%	0.43% [3]	0.50%
Gross operating expenses[2]	0.41%	0.42%	0.44%	0.44% [3]	0.54%
Net investment income (loss)	1.93%	1.71%	1.61%	1.54%	1.43%
Portfolio turnover rate	9%	74% [4]	10%	24% [5]	9%
Net assets, end of period (x 1,000,000)	$239	$251	$238	$228	$223

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Effective December 1, 2014, the management fee was reduced. The ratio presented for the period ended 10/31/15 is a blended ratio.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 23% without including these transactions. There were no transaction costs associated with these transactions.
5
The portfolio turnover rate increased due to the addition of Schwab Fundamental Index Funds to the portfolio during the period.
39
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack Conservative Portfolio
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 99.7% of net assets

Equity Funds 39.8%
International 9.9%
Schwab Fundamental Emerging Markets Large Company Index Fund	477,378	4,105,451
Schwab Fundamental International Large Company Index Fund	522,044	4,536,567
Schwab Fundamental International Small Company Index Fund	299,478	3,794,384
Schwab International Index Fund	588,443	11,180,413
		23,616,815
Large-Cap 20.1%
Schwab Fundamental US Large Company Index Fund	813,992	14,220,447
Schwab S&P 500 Index Fund	796,841	33,794,023
		48,014,470
Small-Cap 9.8%
Schwab Fundamental US Small Company Index Fund	487,427	7,155,427
Schwab Small-Cap Index Fund	539,230	16,435,724
		23,591,151
		95,222,436

Security	Number of Shares	Value ($)
Fixed-Income Fund 55.2%
Intermediate-Term Bond 55.2%
Schwab U.S. Aggregate Bond Index Fund	13,747,625	131,977,198

Money Market Fund 4.7%
Schwab Variable Share Price Money Fund, Ultra Shares 2.20% (a)	11,126,324	11,128,550
Total Affiliated Underlying Funds
(Cost $200,367,164)		238,328,184
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.3% of net assets

Time Deposit 0.3%
Citibank
1.54%, 11/01/18 (b)	623,691	623,691
Total Short-Term Investment
(Cost $623,691)		623,691
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2018:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/17	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Schwab Fundamental Emerging Markets Large Company Index Fund	497,404	61,462	(81,488)	477,378	($450,343)	$114,171	$110,974
Schwab Fundamental International Large Company Index Fund	553,720	15,071	(46,747)	522,044	(498,689)	74,814	142,417
Schwab Fundamental International Small Company Index Fund	310,725	11,846	(23,093)	299,478	(662,074)	86,810	169,283
Schwab Fundamental US Large Company Index Fund	882,928	45,855	(114,791)	813,992	366,719	198,340	492,733
Schwab Fundamental US Small Company Index Fund	488,990	66,273	(67,836)	487,427	(378,449)	129,922	502,633
Schwab International Index Fund	573,435	47,481	(32,473)	588,443	(1,251,353)	159,734	324,163
Schwab S&P 500 Index Fund	871,251	44,743	(119,153)	796,841	(1,164,242)	3,186,521	629,898
Schwab Small-Cap Index Fund	558,240	72,342	(91,352)	539,230	(1,455,025)	1,135,754	868,351
Schwab U.S. Aggregate Bond Index Fund	13,618,908	1,213,567	(1,084,850)	13,747,625	(6,354,865)	(302,319)	3,710,307
Schwab Variable Share Price Money Fund, Ultra Shares	7,863,007	3,263,317	—	11,126,324	(804)	—	171,421
Total					($11,849,125)	$4,783,747	$7,122,180
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

40
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack Conservative Portfolio
Portfolio Holdings as of October 31, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$238,328,184	$—	$—	$238,328,184
Short-Term Investment[1]	—	623,691	—	623,691
Total	$238,328,184	$623,691	$—	$238,951,875
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
41
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack Conservative Portfolio
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in affiliated underlying funds, at value (cost $200,367,164)		$238,328,184
Investments in unaffiliated issuers, at value (cost $623,691)		623,691
Receivables:
Fund shares sold		661,269
Dividends		343,127
Interest		27
Prepaid expenses	+	15,236
Total assets		239,971,534
Liabilities
Payables:
Investments bought		331,827
Investment adviser and administrator fees		26,740
Shareholder service fees		50,433
Fund shares redeemed		460,404
Accrued expenses	+	33,886
Total liabilities		903,290
Net Assets
Total assets		239,971,534
Total liabilities	–	903,290
Net assets		$239,068,244
Net Assets by Source
Capital received from investors		196,343,743
Total distributable earnings[1]		42,724,501

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$239,068,244		15,296,936		$15.63

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 9 for additional information).
42
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack Conservative Portfolio
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends received from affiliated underlying funds		$5,809,636
Interest	+	22,879
Total investment income		5,832,515
Expenses
Investment adviser and administrator fees		323,842
Shareholder service fees		610,177
Registration fees		26,594
Professional fees		19,961
Portfolio accounting fees		16,533
Shareholder reports		14,160
Independent trustees’ fees		8,666
Transfer agent fees		6,058
Custodian fees		1,784
Other expenses	+	5,649
Total expenses		1,033,424
Expense reduction by CSIM and its affiliates	–	6,058
Net expenses	–	1,027,366
Net investment income		4,805,149
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		1,312,544
Net realized gains on sales of affiliated underlying funds	+	4,783,747
Net realized gains		6,096,291
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	(11,849,125)
Net realized and unrealized losses		(5,752,834)
Decrease in net assets resulting from operations		($947,685)
43
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack Conservative Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$4,805,149	$4,265,923
Net realized gains		6,096,291	9,439,934
Net change in unrealized appreciation (depreciation)	+	(11,849,125)	7,979,457
Increase (decrease) in net assets from operations		(947,685)	21,685,314
Distributions to Shareholders1
Total distributions		($8,820,697)	($6,233,505)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,934,247	$47,195,181	4,595,789	$72,046,804
Shares reinvested		488,168	7,849,293	364,367	5,611,415
Shares redeemed	+	(3,570,193)	(57,467,990)	(5,057,806)	(79,839,038)
Net transactions in fund shares		(147,778)	($2,423,516)	(97,650)	($2,180,819)
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		15,444,714	$251,260,142	15,542,364	$237,989,152
Total increase or decrease	+	(147,778)	(12,191,898)	(97,650)	13,270,990
End of period[2]		15,296,936	$239,068,244	15,444,714	$251,260,142
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $4,357,981 from net investment income and $1,875,524 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 9 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $208,749 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
44
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack Portfolios
Financial Notes

1. Business Structure of the Funds:
Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, and Schwab MarketTrack Conservative Portfolio (the funds) are each a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab MarketTrack All Equity Portfolio	Schwab Target 2035 Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2040 Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2045 Fund
Schwab MarketTrack Conservative Portfolio	Schwab Target 2050 Fund
Schwab S&P 500 Index Fund	Schwab Target 2055 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2060 Fund
Schwab Total Stock Market Index Fund®	Schwab Fundamental US Large Company Index Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Fundamental International Large Company Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Fundamental International Small Company Index Fund
Schwab International Index Fund®	Schwab Fundamental Emerging Markets Large Company Index Fund
Laudus Small-Cap MarketMasters Fund™	Schwab Fundamental Global Real Estate Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2010 Index Fund
Schwab Balanced Fund	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Hedged Equity Fund	Schwab Target 2040 Index Fund
Schwab Health Care Fund	Schwab Target 2045 Index Fund
Schwab International Core Equity Fund	Schwab Target 2050 Index Fund
Schwab Target 2010 Fund	Schwab Target 2055 Index Fund
Schwab Target 2015 Fund	Schwab Target 2060 Index Fund
Schwab Target 2020 Fund	Schwab® Monthly Income Fund - Moderate Payout
Schwab Target 2025 Fund	Schwab® Monthly Income Fund - Enhanced Payout
Schwab Target 2030 Fund	Schwab ® Monthly Income Fund - Maximum Payout
The Schwab MarketTrack Portfolios are primarily “funds of funds.” Each of the funds seeks to achieve its investment objective by investing mainly in a combination of other Schwab Funds (underlying funds) in accordance with its target portfolio allocation. The funds may also invest directly in equity or fixed-income securities, other mutual funds, exchange-traded funds (ETFs) and cash equivalents, including money market securities to achieve their investment objectives.
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the funds should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed and available on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov or at the SEC’s Public Reference Room in Washington D.C.
45
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Financial Notes (continued)

2. Significant Accounting Policies (continued):
Effective November 5, 2018, the funds adopted SEC Regulation S-X disclosure requirement changes. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Underlying funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial
46
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Financial Notes (continued)

2. Significant Accounting Policies (continued):
ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2018 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS Sweep are accounted for on a cost basis, which approximates market value.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets. Each fund bears its share of the acquired fund fees and expenses of the underlying funds, which are indirect expenses incurred by the fund through its investments in the underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year, except for the Schwab MarketTrack Conservative Portfolio, which makes distributions from net investment income quarterly.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
47
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(i) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(j) Recent Accounting Standards:
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The funds are permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The funds have early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and have delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the funds’ financial statements.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Asset Allocation Risk. The funds are subject to the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Direct Investment Risk. The funds may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain their allocations. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. The value of an investment in the funds is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The funds are subject to the performance, expenses and risks of the underlying funds in which they invest. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the funds may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although a fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.
•   Investment Risk. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•   Investment Style Risk. Some underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Each underlying fund follows these stocks during upturns as well as downturns. Because of their indexing strategy, the underlying funds do not take steps to reduce market exposure or to lessen the effects of a
48
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Financial Notes (continued)

3. Risk Factors (continued):
declining market. In addition, because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index. A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the underlying fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Tracking Error Risk. Each underlying index fund seeks to track the performance of its benchmark indices, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
•   Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.
•   Money Market Fund Risk. The funds may invest in underlying money market funds that either seek to maintain a stable $1 net asset value (“stable share price money market funds”) or have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
•   Concentration Risk. To the extent that an underlying fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the underlying fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political, or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
•   Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.
•   Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
•   ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
•   Credit Risk. An underlying fund may be subject to the risk that a decline in the credit quality of a portfolio investment could cause the underlying fund to lose money or underperform. An underlying fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.
49
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Financial Notes (continued)

3. Risk Factors (continued):
•   Interest Rate Risk. An underlying fund’s investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the underlying fund’s yield will change over time. During periods when interest rates are low, an underlying fund’s yield (and total return) also may be low. Changes in interest rates also may affect an underlying fund’s share price: a rise in interest rates could cause the fund’s share price to fall. The longer the underlying fund’s duration, the more sensitive to interest rate movements its share price is likely to be. A change in a central bank’s monetary policy or improving economic conditions, among other things, may result in an increase in interest rates.
•   Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose the underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the underlying fund’s portfolio securities. The use of leverage may cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
•   Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or an underlying fund may have to sell them at a loss.
•   Sampling Index Tracking Risk. To the extent an underlying fund uses a sampling method, the underlying fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the underlying fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the underlying fund utilizes a sampling approach, it may not track the return of the index as well as it would if the underlying fund purchased all of the securities in the index.
•   Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
•   Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee of 0.13%, payable monthly, based on a percentage of each fund’s average daily net assets.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
50
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Expense Limitation
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation). The expense limitation as a percentage of average daily net assets is as follows:
Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
0.50%	0.50%	0.50%	0.50%
The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to underlying fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.
Investments in Affiliates
The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2018, each Schwab MarketTrack Portfolio’s ownership percentages of other related funds’ shares are:
Underlying Funds	Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
Schwab Fundamental Emerging Markets Large Company Index Fund	6.1%	4.7%	2.3%	0.7%
Schwab Fundamental International Large Company Index Fund	3.0%	2.3%	1.1%	0.3%
Schwab Fundamental International Small Company Index Fund	4.2%	3.3%	1.6%	0.5%
Schwab Fundamental US Large Company Index Fund	1.8%	2.0%	0.9%	0.3%
Schwab Fundamental US Small Company Index Fund	2.7%	2.6%	1.3%	0.4%
Schwab International Index Fund	2.1%	1.7%	0.8%	0.3%
Schwab S&P 500 Index Fund	0.6%	0.6%	0.3%	0.1%
Schwab Small-Cap Index Fund	2.9%	2.7%	1.4%	0.4%
Schwab U.S. Aggregate Bond Index Fund	—%	6.0%	9.0%	6.5%
Schwab Variable Share Price Money Fund, Ultra Shares	—%	1.1%	0.7%	0.3%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.
51
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Financial Notes (continued)

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $605 million line of credit (the Syndicated Credit Facility), which matured on October 4, 2018. On October 4, 2018, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $750 million, maturing on October 3, 2019. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
On December 1, 2017, the funds became participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matures on November 30, 2018. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2018, purchases and sales of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales of Securities
Schwab MarketTrack All Equity Portfolio	$39,598,345	$31,710,000
Schwab MarketTrack Growth Portfolio	58,457,951	53,950,000
Schwab MarketTrack Balanced Portfolio	43,224,562	59,380,000
Schwab MarketTrack Conservative Portfolio	22,855,232	24,148,000

8. Redemption Fee:
Prior to February 28, 2017, the funds charged a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts were netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the prior period were as follows:
Prior Period (11/1/16-10/31/17)
Schwab MarketTrack All Equity Portfolio	$2,773
Schwab MarketTrack Growth Portfolio	2,553
Schwab MarketTrack Balanced Portfolio	9,511
Schwab MarketTrack Conservative Portfolio	4,202

9. Federal Income Taxes:
As of October 31, 2018, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
Tax cost	$437,090,824	$509,001,978	$386,631,353	$202,617,280
Gross unrealized appreciation	$222,603,079	$280,123,229	$136,416,225	$42,434,725
Gross unrealized depreciation	—	(5,674,536)	(8,572,738)	(6,100,130)
Net unrealized appreciation (depreciation)	$222,603,079	$274,448,693	$127,843,487	$36,334,595
52
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Financial Notes (continued)

9. Federal Income Taxes (continued):
As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:
	Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
Undistributed ordinary income	$4,246,278	$1,586,426	$2,946,858	$396,333
Undistributed long-term capital gains	14,359,848	23,705,057	21,771,037	5,993,573
Net unrealized appreciation (depreciation) on investments	222,603,079	274,448,693	127,843,487	36,334,595
Total	$241,209,205	$299,740,176	$152,561,382	$42,724,501
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2018, the funds had no capital loss carryforwards available to offset future net capital gains.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
Current period distributions
Ordinary income	$12,462,529	$14,646,230	$10,354,405	$5,603,095
Long-term capital gains	10,650,889	23,743,714	17,887,752	3,217,602
Prior period distributions
Ordinary income	$10,923,071	$13,720,259	$9,941,858	$4,606,837
Long-term capital gains	14,462,795	12,837,289	6,103,987	1,626,668
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2018, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the funds did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
53
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio (four of the funds constituting Schwab Capital Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
San Francisco, California
December 14, 2018
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.
54
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Other Federal Tax Information (unaudited)

The funds may elect to pass on the benefits of the foreign tax credit to their shareholders for the period ended October 31, 2018. The foreign tax credit and the foreign source income amounts are as follows:
	Foreign Tax Credit	Foreign Source Income
Schwab MarketTrack All Equity Portfolio	$651,441	$5,223,861
Schwab MarketTrack Growth Portfolio	543,118	4,349,464
Schwab MarketTrack Balanced Portfolio	278,610	2,238,647
Schwab MarketTrack Conservative Portfolio	86,755	699,079
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2018, qualify for the corporate dividends received deduction:
Percentage
Schwab MarketTrack All Equity Portfolio	55.29
Schwab MarketTrack Growth Portfolio	47.79
Schwab MarketTrack Balanced Portfolio	35.77
Schwab MarketTrack Conservative Portfolio	21.95
For the fiscal year ended October 31, 2018, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2019 via IRS form 1099 of the amounts for use in preparing their 2018 income tax return.

Schwab MarketTrack All Equity Portfolio	$11,938,252
Schwab MarketTrack Growth Portfolio	10,935,023
Schwab MarketTrack Balanced Portfolio	5,773,407
Schwab MarketTrack Conservative Portfolio	1,904,939
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2018:

Schwab MarketTrack All Equity Portfolio	$10,650,889
Schwab MarketTrack Growth Portfolio	23,743,714
Schwab MarketTrack Balanced Portfolio	17,887,752
Schwab MarketTrack Conservative Portfolio	3,217,602
55
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended, requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 26, 2018 and June 5, 2018, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 5, 2018.
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;
3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, exchange-traded funds and other accounts;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to each Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s infrastructure. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment and research tools, internet access, and an array of account features that benefit the Funds and certain of their shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the selection criteria and composition of the peer category. In evaluating the performance of each Fund, the Trustees

56
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, which may include exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. The Trustees noted that shareholders of the Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Funds invest. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly, and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. Also, because the Funds invest a portion of their assets in other funds within the Schwab fund complex, the Trustees considered whether CSIM indirectly benefits from the Funds’ investments in other underlying funds managed by CSIM. The Trustees considered whether the compensation and profitability with respect to each Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to such Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

57
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 101 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	101	Director (2005 – 2012), PS Business Parks, Inc.
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	101	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	101	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting); Chairman and CEO (Jan. 2008 – Apr. 2012), Aspiriant, LLC (wealth management).	101	None
58
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	101	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	101	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	101	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	101	Director (2012 – present), Eaton
Director and Chairman of the Audit Committee (2003 – 2013), Oneok Partners LP
Director (2009 – 2013), Oneok, Inc.
			Lead Independent Director (2002 – 2012), Board of Cooper Industries
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant (Jan. 2008 – present), Goldman Sachs & Co., Inc. (investment banking and securities firm); Co-CEO (Feb. 1998 – present), Colgin Cellars, LLC (vineyards).	101	Board Member and Chairman of the Audit Committee (1994 – present), Ionis Pharmaceuticals Lead Independent Director and Chair of Audit Committee (2014 – present), OUTFRONT Media Inc.
59
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	101	Director (2008 – present), The Charles Schwab Corporation
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Jan. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).	101	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	101	None
60
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Jan. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).
Jonathan de St. Paer
1973
President
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President (Oct. 2018 – present), Charles Schwab Investment Management, Inc.; Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – present) and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.; President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs.
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director, Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
61
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of CSIM. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
62
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Glossary

All Equity Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective December 1, 2014, the index is composed of 31.33% S&P 500 Index, 17.33% Russell 2000 Index, 13.50% Russell RAFI US Large Company Index, 7.50% Russell RAFI US Small Company Index, 13.83% MSCI EAFE Index (Net), 6% Russell RAFI Developed ex US Large Company Index (Net), 5% Russell RAFI Developed ex US Small Company Index (Net), 5% Russell RAFI Emerging Markets Large Company Index (Net), and 0.5% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From March 1, 2014 to December 1, 2014, the index was comprised of 45% S&P 500 Index, 25% Russell 2000 Index and 30% MSCI EAFE Index (Net). On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was comprised of 70% Dow Jones U.S. Total Stock Market Index and 30% MSCI EAFE Index (Net). The components that make up the composite may vary over time.
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Balanced Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective December 1, 2014 the Balanced Composite Index is composed of 21% S&P 500 Index, 10.50% Russell 2000 Index, 9% Russell RAFI US Large Company Index, 4.50% Russell RAFI US Small Company Index, 7% MSCI EAFE Index (Net), 3% Russell RAFI Developed ex US Large Company Index (Net), 2.50% Russell RAFI Developed ex US Small Company Index (Net), 2.50% Russell RAFI Emerging Markets Large Company Index (Net), 35% Bloomberg Barclays US Aggregate Bond Index, and 5% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From March 1, 2014 to December 1, 2014, the index was comprised of 30% S&P 500 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index (Net), 35% Bloomberg Barclays US Aggregate Bond Index, and 5% Bloomberg Barclays US Treasury Bills 1 – 3 Month Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was comprised of 45% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE Index (Net), 35% Bloomberg Barclays US Aggregate Bond Index, and 5% Bloomberg Barclays US Treasury Bills 1 – 3 Month Index. The components that make up the composite may vary over time.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $250 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Conservative Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective December 1, 2014, the index is calculated using the following portion allocations: 14.0% S&P 500 Index, 7.0% Russell 2000 Index, 6.0% Russell RAFI US Large Company Index, 3.0% Russell RAFI US Small Company Index, 4.6% MSCI EAFE Index (Net), 2.0% Russell RAFI Developed ex US Large Company Index (Net), 1.7% Russell RAFI Developed ex US Small Company Index (Net), 1.7% Russell RAFI Emerging Markets Large Company Index (Net), 55.0% Bloomberg Barclays US Aggregate Bond Index, and 5.0% Bloomberg Barclays US Treasury Bills 1 – 3 Month Index. From March 1, 2014 to December 1, 2014, the index was comprised of 20% S&P 500 Index, 10% Russell 2000 Index, 10% MSCI EAFE Index (Net), 55% Bloomberg Barclays US Aggregate Bond Index, and 5% Bloomberg Barclays US Treasury Bills 1 – 3 Month Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was comprised of 30% Dow Jones U.S. Total Stock Market Index, 10% MSCI EAFE Index (Net), 55% Bloomberg Barclays US Aggregate Bond Index, and 5% Bloomberg Barclays US Treasury Bills 1 – 3 Month Index. The components that make up the composite may vary over time.
Dow Jones U.S. Total Stock Market Index   An index which includes all publicly traded stocks of companies headquartered in the United States for which pricing information is readily available. The index is a float adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

63
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Growth Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective December 1, 2014 the Growth Composite Index is composed of 28% S&P 500 Index, 14% Russell 2000 Index, 12% Russell RAFI US Large Company Index, 6% Russell RAFI US Small Company Index, 9.33% MSCI EAFE Index (Net), 4% Russell RAFI Developed ex US Large Company Index (Net), 3.33% Russell RAFI Developed ex US Small Company Index (Net), 3.33% Russell RAFI Emerging Markets Large Company Index (Net), 15% Bloomberg Barclays US Aggregate Bond Index, and 5% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From March 1, 2014 to December 1, 2014, the index was comprised of 40% S&P 500 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index (Net), 15% Bloomberg Barclays US Aggregate Bond Index, and 5% Bloomberg Barclays US Treasury Bills 1 – 3 Month Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014 the index was comprised of 60% Dow Jones U.S. Total Stock Market Index, 20% MSCI EAFE Index (Net), 15% Bloomberg Barclays US Aggregate Bond Index, and 5% Bloomberg Barclays US Treasury Bills 1 – 3 Month Index. The components that make up the composite may vary over time.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell RAFI Developed ex US Large Company Index (Net)  An index that ranks companies in the Russell Developed ex US Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5% threshold of the Russell Developed ex US Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex US Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Developed ex US Small Company Index (Net)  An index that ranks companies in the Russell Developed ex US Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores rank below the 87.5% threshold of the Russell Developed ex US Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex US Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Emerging Markets Large Company Index (Net)  An index that ranks companies in the Russell Emerging Markets Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Emerging Markets Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Emerging Markets Index measures the performance of the investable securities in emerging countries globally.
Russell RAFI US Large Company Index  An index ranks companies in the Russell RAFI Global Index. The RAFI US Large Company Index includes only those securities that are members of the U.S. portion whose fundamental scores are in the top 87.5%. The U.S. portion of the index is represented by the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell RAFI US Small Company Index  An index that ranks companies in the Russell RAFI Global Index. The RAFI US Small Company index includes only those securities that are members of the U.S. portion and rank below the 87.5% fundamental score threshold. The U.S. portion of the index is represented by the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

64
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2018 Schwab Funds. All rights reserved.

65
Schwab MarketTrack Portfolios  |  Annual Report

Notes

Notes

Schwab MarketTrack Portfolios
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Funds
Bond Funds
Schwab Intermediate-Term Bond Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab® U.S. Aggregate Bond Index Fund
Schwab® Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund™1
Schwab California Tax-Free Bond Fund™1
Schwab Money Funds
Schwab offers an array of money market funds.2 Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Investor or Ultra fund share classes.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2018 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

[1]	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
[2]	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

This page is intentionally left blank.

MFR13813-21
00218115

Annual Report  |  October 31, 2018
Schwab Target Funds

Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab Target 2060 Fund

This page is intentionally left blank.

Schwab Target Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2018
Schwab Target 2010 Fund (Ticker Symbol: SWBRX)	-0.52%
Target 2010 Composite Index	0.36%
Fund Category: Morningstar Target-Date 2000-2010[1]	-0.63%
Performance Details	pages 9-11

Schwab Target 2015 Fund (Ticker Symbol: SWGRX)	-0.57%
Target 2015 Composite Index	0.39%
Fund Category: Morningstar Target-Date 2015[1]	-0.46%
Performance Details	pages 12-14

Schwab Target 2020 Fund (Ticker Symbol: SWCRX)	-0.32%
Target 2020 Composite Index	0.78%
Fund Category: Morningstar Target-Date 2020[1]	-0.60%
Performance Details	pages 15-17

Schwab Target 2025 Fund (Ticker Symbol: SWHRX)	-0.53%
Target 2025 Composite Index	0.97%
Fund Category: Morningstar Target-Date 2025[1]	-0.49%
Performance Details	pages 18-20

Schwab Target 2030 Fund (Ticker Symbol: SWDRX)	-0.75%
Target 2030 Composite Index	1.06%
Fund Category: Morningstar Target-Date 2030[1]	-0.44%
Performance Details	pages 21-23
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Performance at a Glance (continued)

Total Return for the 12 Months Ended October 31, 2018
Schwab Target 2035 Fund (Ticker Symbol: SWIRX)	-0.88%
Target 2035 Composite Index	1.11%
Fund Category: Morningstar Target-Date 2035[1]	-0.23%
Performance Details	pages 24-26

Schwab Target 2040 Fund (Ticker Symbol: SWERX)	-1.17%
Target 2040 Composite Index	1.13%
Fund Category: Morningstar Target-Date 2040[1]	-0.34%
Performance Details	pages 27-29

Schwab Target 2045 Fund (Ticker Symbol: SWMRX)	-1.43%
Target 2045 Composite Index	1.08%
Fund Category: Morningstar Target-Date 2045[1]	-0.19%
Performance Details	pages 30-32

Schwab Target 2050 Fund (Ticker Symbol: SWNRX)	-1.50%
Target 2050 Composite Index	1.05%
Fund Category: Morningstar Target-Date 2050[1]	-0.40%
Performance Details	pages 33-35

Schwab Target 2055 Fund (Ticker Symbol: SWORX)	-1.49%
Target 2055 Composite Index	1.02%
Fund Category: Morningstar Target-Date 2055[1]	-0.20%
Performance Details	pages 36-38

Schwab Target 2060 Fund (Ticker Symbol: SWPRX)	-1.64%
Target 2060 Composite Index	0.97%
Fund Category: Morningstar Target-Date 2060+[1]	-0.16%
Performance Details	pages 39-41

Minimum Initial Investment[2]	$ 100
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	Please see the funds’ prospectus for further detail and eligibility requirements.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
From the CEO

Marie Chandoha
CEO of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
Market downturns such as we experienced in October can be painful, but we can also learn from them. Every investor has a sense for how much risk they are willing to take. In fact, at many financial services firms, new clients are asked about their tolerance for risk, and specifically how they would feel under certain loss scenarios. It seems like a simple exercise, but it’s an important one, as it helps investors select a portfolio they will be comfortable owning—even during market turmoil.
At Charles Schwab Investment Management, we focus on providing foundational products that suit a range of risk appetites, and we hold to the principle that diversification is one of the best methods for managing risk. The idea of spreading risk over a broad array of asset classes has been a key feature of money management since the beginnings of modern portfolio theory, and remains true today.
When we encounter a turbulent period, as happened in October with the S&P 500® Index declining 6.8%, it underscores the importance of portfolio diversification and rebalancing allocations to meet changing financial needs over time. We offer the Schwab Target Funds as an all-in-one portfolio solution for those who want decisions about diversification and the proper balance between growth and capital preservation to be managed for them, according to a clear strategy that recognizes how appropriate levels of risk change as we get older. The heart of any target date fund is the glide path that shifts as you get closer to retirement—from a more aggressive mix of assets that boost growth potential, to more conservative securities that preserve capital and offer income through retirement and beyond.
For more than 25 years, Charles Schwab Investment Management has offered a straightforward lineup of products and solutions, and advocated for investors of all sizes. When I joined the firm in 2010, I couldn’t have imagined how far we would advance that mission. We have led the way in bringing expenses down for many of our funds while building out a robust suite of low-cost products with our investors’ needs in mind. And a big reason we’ve been able to accomplish those objectives is the skilled group of people we have here who share my belief that investing can change lives.
It brings me great pride to announce that one of those people, Jonathan de St. Paer, is slated to succeed me when I retire as Chief Executive Officer of Charles Schwab Investment Management in March. Jonathan is a talented executive and has worked by my side to help build our company into a leader in the industry. He has spearheaded many of our important initiatives that

Schwab Target Funds  |  Annual Report

Schwab Target Funds
From the CEO (continued)

“ We offer the Schwab Target Funds as an all-in-one portfolio solution for those who want decisions about diversification and the proper balance between growth and capital preservation to be managed for them, according to a clear strategy that recognizes how appropriate levels of risk change as we get older.”
have benefitted shareholders over the past eight years. I believe he’s the ideal person to lead the company forward as it continues to grow and evolve—and to serve you, fund shareholders, first and foremost.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Target Funds, including performance during the 12 months ended October 31, 2018, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
The Investment Environment

For the 12-month reporting period ended October 31, 2018, global equity and fixed income markets were mixed. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains achieved during the previous 11 months. U.S. bond yields generally rose as bond prices fell, with the exception of the shortest-term bonds. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 7.35% and the Russell 2000® Index, a measure of U.S. small-cap stocks, returned 1.85%. The Bloomberg Barclays US Aggregate Bond Index returned –2.05% for the reporting period, and the Bloomberg Barclays US Treasury Bills 1–3 Month Index returned 1.62%. Equity markets outside the U.S. were notably weaker as economic momentum slowed due to uncertainties from several fronts, including trade, inflation, and geopolitical concerns. This was compounded by October’s market volatility, which dampened European and Asian markets as well as those in the U.S. The MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned -6.85%.
Global economic growth was uneven over the reporting period. The U.S. economy continued to grow steadily as it entered its tenth year of expansion, buoyed by tax reform, strong corporate earnings, and still-accommodative financial conditions. Nonfarm payrolls were steady and U.S. gross domestic product (GDP) grew at an annual rate of 3.5% in the third quarter of 2018, down from 4.2% in the second quarter but up from just over 2% for the previous two quarters. Consumer confidence rose to an 18-year high during the period, the highest since 2000. Despite a tight labor market and growing economy, inflation and wage growth remained in check, although pressure on wage growth rose toward the end of the reporting period. Conditions in other regions outside the U.S. softened, however. In the eurozone, growth slowed, subdued by higher inflation and tepid wage growth that constrained consumer spending. Over the third quarter of 2018, the eurozone economy expanded by just 0.2%, down from 0.4% in the first two quarters of 2018 and 0.7% in the last quarter of 2017. Japan’s economy contracted slightly in the first quarter of 2018—for the first time since late 2015—but had regained its modest upward trajectory by the end of the reporting period. The United Kingdom’s economy also contracted in the first quarter of 2018 but resumed its gradual, albeit modest, expansion by period-end.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2018

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
The Investment Environment (continued)

Despite rising to a nearly three-year high during the reporting period, oil prices fell precipitously during October amid concerns of a global oil glut. As of the end of the reporting period, the Organization of the Petroleum Exporting Countries (OPEC) had cut its oil demand forecast for 2019. Demand has been particularly impacted by poor economic performance in China, Brazil, and Europe, while supply has risen, notably due to the growth of shale in the U.S. and strong increases in Russian oil production.
During the reporting period, monetary policy measures for the most part remained accommodative but were tightened in several developed international markets in anticipation of rising inflation due to elevated oil prices, expectations of increases in agricultural prices, and higher GDP growth. In the U.S., the Federal Reserve (Fed), in its efforts to achieve more normalized monetary policy, raised the federal funds rate by 0.25% four times over the reporting period—in December, March, June, and September—and signaled the likelihood of an additional rate hike before year-end as well as more to come in 2019. Short-term interest rates ended the reporting period in a target range of 2.00% to 2.25%. The Fed also continued its program to slowly reduce the size of its balance sheet by allowing securities to mature without reinvesting the proceeds. As of the end of the reporting period, the Fed’s balance sheet stood at under $4.2 trillion, down from $4.5 trillion when the program was announced in June 2017. Outside the U.S., most central banks maintained their existing monetary policies or, in some cases in the face of signs of rising inflation, tightened their policies. The European Central Bank held interest rates steady at its October meeting and reiterated that it would likely maintain those rates through next summer, but confirmed its plans to phase out its monthly asset purchase program by year-end. Also in October, the Bank of Japan upheld its short-term interest rate target of –0.1% and slightly trimmed its inflation forecasts. In August, the Bank of England raised its key official bank rate from 0.50% to 0.75%, following a quarter-point increase in November 2017, despite ongoing uncertainties over the United Kingdom’s economy’s wider direction.
After hitting its all-time low in November, in February the Cboe Volatility Index® (VIX®)1, a gauge of equity market volatility, spiked to levels not seen since 2015. After moderating over the spring and summer, the VIX spiked again in October amid sharp swings in the stock market throughout the month, with key U.S. market indices erasing much of the hefty gains they had achieved over the spring and summer. Outside the U.S., markets generally followed suit but showed increasing weakness over the second half of the reporting period.
Both in the U.S. and overseas, bond yields generally rose over the period as bond prices fell. (Bond yields and bond prices move in opposite directions.) In the U.S., the yield curve flattened over most of the period, as short-term yields, which typically respond to changes in the federal funds rate, rose faster than longer-term yields, which are influenced more by economic growth and inflation expectations. Over the period, the three-month Treasury yield rose from 1.18% to 2.34% and the 10-year Treasury yield rose from 2.37% to 3.14%. Outside the U.S., bond yields generally remained low.
[1]	The Cboe Volatility Index® (or VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Fund Management

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the co-management of the funds. She has served as portfolio manager of the funds since February 2012, with the exception of the Schwab Target 2060 Fund, for which she has served as portfolio manager since its inception in August 2016. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.

Patrick Kwok, CFA, Portfolio Manager, is responsible for the co-management of the funds. He has served as portfolio manager of the funds since July 2018. Prior to joining CSIM in 2008, Mr. Kwok spent two years as an asset operations specialist at Charles Schwab Trust Company. He also previously worked for one year at State Street Bank & Trust as a portfolio accountant and pricing specialist.

Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund as of October 31, 2018

The Schwab Target 2010 Fund (the 2010 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2010 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of February 2018, the 2010 Fund’s asset allocation was approximately 36.5% equity securities, 56.7% fixed-income securities, and 6.8% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2010 Fund’s Portfolio Holdings included in this report.)
Market Highlights.  Over the 12-month reporting period, global equity and fixed income markets were mixed as global economic growth was uneven. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. U.S. bond yields generally rose, driving returns lower with the exception of the shortest-term bonds.
Performance.   For the 12-month reporting period ended October 31, 2018, the 2010 Fund returned -0.52%. The 2010 Fund’s internally calculated comparative index, the Target 2010 Composite Index (the composite index), returned 0.36%.
Positioning and Strategies.   The 2010 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2010 Fund’s international equity allocation was the greatest detractor from total return and relative performance over the reporting period. The Laudus International MarketMasters Fund (Select Shares) and Schwab International Core Equity Fund were the largest detractors from total return returning approximately -11.1% and -12.2%, respectively, and underperforming the MSCI EAFE® Index, the comparative index, which returned approximately -6.9% for the same period.
The 2010 Fund’s U.S. fixed income allocations also detracted from total return. The Schwab U.S. Aggregate Bond Index Fund detracted from total return of the 2010 Fund. The Schwab U.S. Aggregate Bond Index Fund returned approximately -2.1%. The Metropolitan West Total Return Bond Fund (Class I) also weighed on the portfolio’s return, returning approximately -1.7%.
The 2010 Fund’s U.S. large-cap equity exposure contributed positively to total return. The Schwab S&P 500 Index Fund returned approximately 7.3% for the reporting period and was the 2010 Fund’s top contributor. The Schwab S& P 500 Index Fund generally tracked its comparative index, the S&P 500® Index. The ClearBridge Large Cap Growth Fund (Class IS) and Schwab Core Equity Fund also contributed positively to the 2010 Fund’s total return, returning approximately 11.9% and 2.7%, respectively. However, the Schwab Core Equity Fund significantly underperformed its comparative index, the S&P 500® Index, which returned approximately 7.4%. TCW Relative Value Large Cap Fund (Class I) detracted from the total return and relative performance returning approximately -5.1% and underperforming its comparative index, the Russell 1000® Value Index, which returned approximately 3.0%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2010 Fund (7/1/05)	-0.52%	3.82%	6.48%
Target 2010 Composite Index	0.36%	4.17%	6.90%
Dow Jones U.S. Total Stock Market IndexSM	6.56%	10.76%	13.36%
Bloomberg Barclays US Aggregate Bond Index	-2.05%	1.83%	3.94%
Fund Category: Morningstar Target-Date 2000-2010[2]	-0.63%	3.78%	6.98%
Fund Expense Ratios[3]: Net 0.33%; Gross 0.45%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.33% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective December 13, 2018, the gross expense ratio and the net expense ratio of the fund were 0.45% and 0.33%, respectively. For more information, refer to the prospectus supplement dated December 13, 2018.

Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	16%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2015 Fund as of October 31, 2018

The Schwab Target 2015 Fund (the 2015 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2015 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of February 2018, the 2015 Fund’s asset allocation was approximately 38.9% equity securities, 54.7% fixed-income securities, and 6.4% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2015 Fund’s Portfolio Holdings included in this report.)
Market Highlights.  Over the 12-month reporting period, global equity and fixed income markets were mixed as global economic growth was uneven. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. U.S. bond yields generally rose, driving returns lower with the exception of the shortest-term bonds.
Performance.   For the 12-month reporting period ended October 31, 2018, the 2015 Fund returned -0.57%. The 2015 Fund’s internally calculated comparative index, the Target 2015 Composite Index (the composite index), returned 0.39%.
Positioning and Strategies.   The 2015 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2015 Fund’s international equity allocation was the greatest detractor from total return and relative performance over the reporting period. The Laudus International MarketMasters Fund (Select Shares) and Schwab International Core Equity Fund were the largest detractors from total return returning approximately -11.1% and -12.2%, respectively, and underperforming the MSCI EAFE® Index, the comparative index, which returned approximately -6.9% for the same period.
The 2015 Fund’s U.S. fixed income allocations also detracted from total return. The Schwab U.S. Aggregate Bond Index Fund detracted from total return of the 2015 Fund. The Schwab U.S. Aggregate Bond Index Fund returned approximately -2.1%. The Metropolitan West Total Return Bond Fund (Class I) also weighed on the portfolio’s return, returning approximately -1.7%.
The 2015 Fund’s U.S. large-cap equity exposure contributed positively to total return. The Schwab S&P 500 Index Fund returned approximately 7.3% for the reporting period and was the 2015 Fund’s top contributor. The Schwab S& P 500 Index Fund generally tracked its comparative index, the S&P 500® Index. The ClearBridge Large Cap Growth Fund (Class IS) and Schwab Core Equity Fund also contributed positively to the 2015 Fund’s total return, returning approximately 11.9% and 2.7%, respectively. However, the Schwab Core Equity Fund significantly underperformed its comparative index, the S&P 500® Index, which returned approximately 7.4%. TCW Relative Value Large Cap Fund (Class I) detracted from the total return and relative performance returning approximately -5.1% and underperforming its comparative index, the Russell 1000® Value Index, which returned approximately 3.0%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2015 Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2015 Fund (3/12/08)	-0.57%	3.99%	7.21%
Target 2015 Composite Index	0.39%	4.38%	7.54%
Dow Jones U.S. Total Stock Market IndexSM	6.56%	10.76%	13.36%
Bloomberg Barclays US Aggregate Bond Index	-2.05%	1.83%	3.94%
Fund Category: Morningstar Target-Date 2015[2]	-0.46%	4.08%	7.56%
Fund Expense Ratios[3]: Net 0.35%; Gross 0.42%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.35% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective December 13, 2018, the gross expense ratio and the net expense ratio of the fund were 0.42% and 0.35%, respectively. For more information, refer to the prospectus supplement dated December 13, 2018.

Schwab Target Funds  |  Annual Report

Schwab Target 2015 Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	14%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2020 Fund as of October 31, 2018

The Schwab Target 2020 Fund (the 2020 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2020 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of February 2018, the 2020 Fund’s asset allocation was approximately 46.3% equity securities, 48.3% fixed-income securities, and 5.3% cash and cash equivalents (including money market funds). At its target date, the 2020 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2020 Fund’s Portfolio Holdings included in this report.)
Market Highlights.  Over the 12-month reporting period, global equity and fixed income markets were mixed as global economic growth was uneven. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. U.S. bond yields generally rose, driving returns lower with the exception of the shortest-term bonds.
Performance.  For the 12-month reporting period ended October 31, 2018, the 2020 Fund returned -0.32%. The 2020 Fund’s internally calculated comparative index, the Target 2020 Composite Index (the composite index), returned 0.78%.
Positioning and Strategies.  The 2020 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2020 Fund’s international equity allocation was the greatest detractor from total return and relative performance over the reporting period. The Laudus International MarketMasters Fund (Select Shares) and Schwab International Core Equity Fund were the largest detractors from total return returning approximately -11.1% and -12.2%, respectively, and underperforming the MSCI EAFE® Index, the comparative index, which returned approximately -6.9% for the same period.
The 2020 Fund’s U.S. fixed income allocations also detracted from total return. The Schwab U.S. Aggregate Bond Index Fund detracted from total return of the 2020 Fund. The Schwab U.S. Aggregate Bond Index Fund returned approximately -2.1%. The Metropolitan West Total Return Bond Fund (Class I) also weighed on the portfolio’s return, returning approximately -1.7%.
The 2020 Fund’s U.S. large-cap equity exposure contributed positively to total return. The Schwab S&P 500 Index Fund returned approximately 7.3% for the reporting period and was the 2020 Fund’s top contributor. The Schwab S& P 500 Index Fund generally tracked its comparative index, the S&P 500® Index. The ClearBridge Large Cap Growth Fund (Class IS) and Schwab Core Equity Fund also contributed positively to the 2020 Fund’s total return, returning approximately 11.9% and 2.7%, respectively. However, the Schwab Core Equity Fund significantly underperformed its comparative index, the S&P 500® Index, which returned approximately 7.4%. TCW Relative Value Large Cap Fund (Class I) detracted from the total return and relative performance returning approximately -5.1% and underperforming its comparative index, the Russell 1000® Value Index, which returned approximately 3.0%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2020 Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2020 Fund (7/1/05)	-0.32%	4.70%	8.32%
Target 2020 Composite Index	0.78%	5.14%	8.49%
Dow Jones U.S. Total Stock Market IndexSM	6.56%	10.76%	13.36%
Bloomberg Barclays US Aggregate Bond Index	-2.05%	1.83%	3.94%
Fund Category: Morningstar Target-Date 2020[2]	-0.60%	4.22%	7.78%
Fund Expense Ratios[3]: Net 0.41%; Gross 0.43%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.41% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective December 13, 2018, the gross expense ratio and the net expense ratio of the fund were 0.43% and 0.41%, respectively. For more information, refer to the prospectus supplement dated December 13, 2018.

Schwab Target Funds  |  Annual Report

Schwab Target 2020 Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics
Number of Holdings	24
Portfolio Turnover Rate	18%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2025 Fund as of October 31, 2018

The Schwab Target 2025 Fund (the 2025 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2025 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of February 2018, the 2025 Fund’s asset allocation was approximately 59.1% equity securities, 37.1% fixed-income securities, and 3.9% cash and cash equivalents (including money market funds). At its target date, the 2025 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2025 Fund’s Portfolio Holdings included in this report.)
Market Highlights.  Over the 12-month reporting period, global equity and fixed income markets were mixed as global economic growth was uneven. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. U.S. bond yields generally rose, driving returns lower with the exception of the shortest-term bonds.
Performance.  For the 12-month reporting period ended October 31, 2018, the 2025 Fund returned -0.53%. The 2025 Fund’s internally calculated comparative index, the Target 2025 Composite Index (the composite index), returned 0.97%.
Positioning and Strategies.  The 2025 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2025 Fund’s international equity allocation was the greatest detractor from total return and relative performance over the reporting period. The Laudus International MarketMasters Fund (Select Shares) and Schwab International Core Equity Fund were the largest detractors from total return returning approximately -11.1% and -12.2%, respectively, and underperforming the MSCI EAFE® Index, the comparative index, which returned approximately -6.9% for the same period.
The 2025 Fund’s U.S. fixed income allocations also detracted from total return. The Schwab U.S. Aggregate Bond Index Fund detracted from total return of the 2025 Fund. The Schwab U.S. Aggregate Bond Index Fund returned approximately -2.1%. The Metropolitan West Total Return Bond Fund (Class I) also weighed on the portfolio’s return, returning approximately -1.7%.
The 2025 Fund’s U.S. large-cap equity exposure contributed positively to total return. The Schwab S&P 500 Index Fund returned approximately 7.3% for the reporting period and was the 2025 Fund’s top contributor. The Schwab S& P 500 Index Fund generally tracked its comparative index, the S&P 500® Index. The ClearBridge Large Cap Growth Fund (Class IS) and Schwab Core Equity Fund also contributed positively to the 2025 Fund’s total return, returning approximately 11.9% and 2.7%, respectively. However, the Schwab Core Equity Fund significantly underperformed its comparative index, the S&P 500® Index, which returned approximately 7.4%. TCW Relative Value Large Cap Fund (Class I) detracted from the total return and relative performance returning approximately -5.1% and underperforming its comparative index, the Russell 1000® Value Index, which returned approximately 3.0%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2025 Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2025 Fund (3/12/08)	-0.53%	5.34%	9.25%
Target 2025 Composite Index	0.97%	5.85%	9.23%
Dow Jones U.S. Total Stock Market IndexSM	6.56%	10.76%	13.36%
Bloomberg Barclays US Aggregate Bond Index	-2.05%	1.83%	3.94%
Fund Category: Morningstar Target-Date 2025[2]	-0.49%	4.79%	8.63%
Fund Expense Ratios[3]: Net 0.50%; Gross 0.52%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.50% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective December 13, 2018, the gross expense ratio and the net expense ratio of the fund were 0.52% and 0.50%, respectively. For more information, refer to the prospectus supplement dated December 13, 2018.

Schwab Target Funds  |  Annual Report

Schwab Target 2025 Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics
Number of Holdings	24
Portfolio Turnover Rate	13%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2030 Fund as of October 31, 2018

The Schwab Target 2030 Fund (the 2030 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2030 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of February 2018, the 2030 Fund’s asset allocation was approximately 68.4% equity securities, 28.5% fixed-income securities, and 3.0% cash and cash equivalents (including money market funds). At its target date, the 2030 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2030 Fund’s Portfolio Holdings included in this report.)
Market Highlights.  Over the 12-month reporting period, global equity and fixed income markets were mixed as global economic growth was uneven. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. U.S. bond yields generally rose, driving returns lower with the exception of the shortest-term bonds.
Performance.  For the 12-month reporting period ended October 31, 2018, the 2030 Fund returned -0.75%. The 2030 Fund’s internally calculated comparative index, the Target 2030 Composite Index (the composite index), returned 1.06%.
Positioning and Strategies.  The 2030 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2030 Fund’s international equity allocation was the greatest detractor from total return and relative performance over the reporting period. The Laudus International MarketMasters Fund (Select Shares) and Schwab International Core Equity Fund were the largest detractors from total return returning approximately -11.1% and -12.2%, respectively, and underperforming the MSCI EAFE® Index, the comparative index, which returned approximately -6.9% for the same period.
The 2030 Fund’s U.S. fixed income allocations also detracted from total return. The Schwab U.S. Aggregate Bond Index Fund detracted from total return of the 2030 Fund. The Schwab U.S. Aggregate Bond Index Fund returned approximately -2.1%. The Metropolitan West Total Return Bond Fund (Class I) also weighed on the portfolio’s return, returning approximately -1.7%.
The 2030 Fund’s U.S. large-cap equity exposure contributed positively to total return. The Schwab S&P 500 Index Fund returned approximately 7.3% for the reporting period and was the 2030 Fund’s top contributor. The Schwab S& P 500 Index Fund generally tracked its comparative index, the S&P 500® Index. The ClearBridge Large Cap Growth Fund (Class IS) and Schwab Core Equity Fund also contributed positively to the 2030 Fund’s total return, returning approximately 11.9% and 2.7%, respectively. However, the Schwab Core Equity Fund significantly underperformed its comparative index, the S&P 500® Index, which returned approximately 7.4%. TCW Relative Value Large Cap Fund (Class I) detracted from the total return and relative performance returning approximately -5.1% and underperforming its comparative index, the Russell 1000® Value Index, which returned approximately 3.0%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2030 Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2030 Fund (7/1/05)	-0.75%	5.80%	9.73%
Target 2030 Composite Index	1.06%	6.35%	9.76%
Dow Jones U.S. Total Stock Market IndexSM	6.56%	10.76%	13.36%
Bloomberg Barclays US Aggregate Bond Index	-2.05%	1.83%	3.94%
Fund Category: Morningstar Target-Date 2030[2]	-0.44%	5.25%	8.92%
Fund Expense Ratios[3]: Net 0.57%; Gross 0.59%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.57% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective December 13, 2018, the gross expense ratio and the net expense ratio of the fund were 0.59% and 0.57%, respectively. For more information, refer to the prospectus supplement dated December 13, 2018.

Schwab Target Funds  |  Annual Report

Schwab Target 2030 Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics
Number of Holdings	23
Portfolio Turnover Rate	14%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2035 Fund as of October 31, 2018

The Schwab Target 2035 Fund (the 2035 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2035 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of February 2018, the 2035 Fund’s asset allocation was approximately 76.0% equity securities, 21.4% fixed-income securities, and 2.6% cash and cash equivalents (including money market funds). At its target date, the 2035 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2035 Fund’s Portfolio Holdings included in this report.)
Market Highlights.  Over the 12-month reporting period, global equity and fixed income markets were mixed as global economic growth was uneven. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. U.S. bond yields generally rose, driving returns lower with the exception of the shortest-term bonds.
Performance.  For the 12-month reporting period ended October 31, 2018, the 2035 Fund returned -0.88%. The 2035 Fund’s internally calculated comparative index, the Target 2035 Composite Index (the composite index), returned 1.11%.
Positioning and Strategies.  The 2035 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2035 Fund’s international equity allocation was the greatest detractor from total return and relative performance over the reporting period. The Laudus International MarketMasters Fund (Select Shares) and Schwab International Core Equity Fund were the largest detractors from total return returning approximately -11.1% and -12.2%, respectively, and underperforming the MSCI EAFE® Index, the comparative index, which returned approximately -6.9% for the same period.
During the reporting period, the 2035 Fund transitioned its emerging market equity allocation from the Laudus Mondrian Emerging Markets Fund to the Goldman Sachs Emerging Markets Equity Insights Fund. The 2035 Fund’s emerging markets equity allocations detracted from total return and relative performance. While held by the 2035 Fund, the Laudus Mondrian Emerging Markets Fund and Goldman Sachs Emerging Markets Equity Insights Fund returned approximately –4.7 and -18.3%, respectively. The comparative index, the MSCI Emerging Markets Index, returned approximately -12.5% over the reporting period.
The 2035 Fund’s U.S. large-cap equity exposure contributed positively to total return. The Schwab S&P 500 Index Fund returned approximately 7.3% for the reporting period and was the 2035 Fund’s top contributor. The Schwab S& P 500 Index Fund generally tracked its comparative index, the S&P 500® Index. The Laudus U.S. Large Cap Growth Fund and ClearBridge Large Cap Growth Fund (Class IS) also contributed to the 2035 Fund’s total return, returning 11.2% and 11.9%, respectively. TCW Relative Value Large Cap Fund (Class I) detracted from the total return and relative performance returning approximately -5.1% and underperforming its comparative index, the Russell 1000® Value Index, which returned approximately 3.0%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2035 Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2035 Fund (3/12/08)	-0.88%	6.16%	10.29%
Target 2035 Composite Index	1.11%	6.77%	10.25%
Dow Jones U.S. Total Stock Market IndexSM	6.56%	10.76%	13.36%
Bloomberg Barclays US Aggregate Bond Index	-2.05%	1.83%	3.94%
Fund Category: Morningstar Target-Date 2035[2]	-0.23%	5.71%	9.57%
Fund Expense Ratios[3]: Net 0.62%; Gross 0.65%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.62% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective December 13, 2018, the gross expense ratio and the net expense ratio of the fund were 0.65% and 0.62%, respectively. For more information, refer to the prospectus supplement dated December 13, 2018.

Schwab Target Funds  |  Annual Report

Schwab Target 2035 Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics
Number of Holdings	23
Portfolio Turnover Rate	14%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2040 Fund as of October 31, 2018

The Schwab Target 2040 Fund (the 2040 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2040 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of February 2018, the 2040 Fund’s asset allocation was approximately 83.0% equity securities, 14.7% fixed-income securities, and 2.2% cash and cash equivalents (including money market funds). At its target date, the 2040 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2040 Fund’s Portfolio Holdings included in this report.)
Market Highlights.  Over the 12-month reporting period, global equity and fixed income markets were mixed as global economic growth was uneven. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. U.S. bond yields generally rose, driving returns lower with the exception of the shortest-term bonds.
Performance.  For the 12-month reporting period ended October 31, 2018, the 2040 Fund returned -1.17%. The 2040 Fund’s internally calculated comparative index, the Target 2040 Composite Index (the composite index), returned 1.13%.
Positioning and Strategies.  The 2040 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2040 Fund’s international equity allocation was the greatest detractor from total return and relative performance over the reporting period. The Laudus International MarketMasters Fund (Select Shares) and Schwab International Core Equity Fund were the largest detractors from total return returning approximately -11.1% and -12.2%, respectively, and underperforming the MSCI EAFE® Index, the comparative index, which returned approximately -6.9% for the same period.
During the reporting period, the 2040 Fund transitioned its emerging market equity allocation from the Laudus Mondrian Emerging Markets Fund to the Goldman Sachs Emerging Markets Equity Insights Fund. The 2040 Fund’s emerging markets equity allocations detracted from total return and relative performance. While held by the 2040 Fund, the Laudus Mondrian Emerging Markets Fund and Goldman Sachs Emerging Markets Equity Insights Fund returned approximately -4.7% and -18.3%, respectively. The comparative index, the MSCI Emerging Markets Index, returned approximately -12.5% over the reporting period.
The 2040 Fund’s U.S. large-cap equity exposure contributed positively to total return. The Schwab S&P 500 Index Fund returned approximately 7.3% for the reporting period and was the 2040 Fund’s top contributor. The Schwab S& P 500 Index Fund generally tracked its comparative index, the S&P 500® Index. The Laudus U.S. Large Cap Growth Fund and Schwab Core Equity Fund also contributed positively to the 2040 Fund’s total return, returning 11.2% and 2.7%, respectively. However, the Schwab Core Equity Fund significantly underperformed its comparative index, the S&P 500® Index, which returned approximately 7.4%. TCW Relative Value Large Cap Fund (Class I) detracted from the total return and relative performance returning approximately -5.1% and underperforming its comparative index, the Russell 1000® Value Index, which returned approximately 3.0%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2040 Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2008 – October 31, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2040 Fund (7/1/05)	-1.17%	6.47%	10.59%
Target 2040 Composite Index	1.13%	7.12%	10.64%
Dow Jones U.S. Total Stock Market IndexSM	6.56%	10.76%	13.36%
Bloomberg Barclays US Aggregate Bond Index	-2.05%	1.83%	3.94%
Fund Category: Morningstar Target-Date 2040[2]	-0.34%	5.92%	9.60%
Fund Expense Ratios[3]: Net 0.67%; Gross 0.69%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.67% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective December 13, 2018, the gross expense ratio and the net expense ratio of the fund were 0.69% and 0.67%, respectively. For more information, refer to the prospectus supplement dated December 13, 2018.

Schwab Target Funds  |  Annual Report

Schwab Target 2040 Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics
Number of Holdings	23
Portfolio Turnover Rate	17%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets4,5

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	Less than 0.05%.
[4]	This list is not a recommendation of any security by the investment adviser.
[5]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2045 Fund as of October 31, 2018

The Schwab Target 2045 Fund (the 2045 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2045 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of February 2018, the 2045 Fund’s asset allocation was approximately 88.1% equity securities, 9.8% fixed-income securities, and 2.1% cash and cash equivalents (including money market funds). At its target date, the 2045 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2045 Fund’s Portfolio Holdings included in this report.)
Market Highlights.  Over the 12-month reporting period, global equity and fixed income markets were mixed as global economic growth was uneven. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. U.S. bond yields generally rose, driving returns lower with the exception of the shortest-term bonds.
Performance.  For the 12-month reporting period ended October 31, 2018, the 2045 Fund returned -1.43%. The 2045 Fund’s internally calculated comparative index, the Target 2045 Composite Index (the composite index), returned 1.08%.
Positioning and Strategies.  The 2045 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2045 Fund’s international equity allocation was the greatest detractor from total return and relative performance over the reporting period. The Laudus International MarketMasters Fund (Select Shares) and Schwab International Core Equity Fund were the largest detractors from total return returning approximately -11.1% and -12.2%, respectively, and underperforming the MSCI EAFE® Index, the comparative index, which returned approximately -6.9% for the same period.
During the reporting period, the 2045 Fund transitioned its emerging market equity allocation from the Laudus Mondrian Emerging Markets Fund to the Goldman Sachs Emerging Markets Equity Insights Fund. The 2045 Fund’s emerging markets equity allocations detracted from total return and relative performance. While held by the 2045 Fund, the Laudus Mondrian Emerging Markets Fund and Goldman Sachs Emerging Markets Equity Insights Fund returned approximately -4.7% and -18.3%, respectively. The comparative index, the MSCI Emerging Markets Index, returned approximately -12.5% over the reporting period.
The 2045 Fund’s U.S. large-cap equity exposure contributed positively to total return. The Schwab S&P 500 Index Fund returned approximately 7.3% for the reporting period and was the 2045 Fund’s top contributor. The Schwab S& P 500 Index Fund generally tracked its comparative index, the S&P 500® Index. The Laudus U.S. Large Cap Growth Fund and Schwab Core Equity Fund also contributed positively to the 2045 Fund’s total return, returning approximately 11.2% and 2.7%, respectively. However, the Schwab Core Equity Fund significantly underperformed its comparative index, the S&P 500® Index, which returned approximately 7.4%. TCW Relative Value Large Cap Fund (Class I) detracted from the total return and relative performance returning approximately -5.1% and underperforming its comparative index, the Russell 1000® Value Index, which returned approximately 3.0%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2045 Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (January 23, 2013 – October 31, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Target 2045 Fund (1/23/13)	-1.43%	6.62%	8.56%
Target 2045 Composite Index	1.08%	7.32%	9.17%
Dow Jones U.S. Total Stock Market IndexSM	6.56%	10.76%	12.82%
Bloomberg Barclays US Aggregate Bond Index	-2.05%	1.83%	1.42%
Fund Category: Morningstar Target-Date 2045[2]	-0.19%	6.15%	N/A
Fund Expense Ratios[3]: Net 0.71%; Gross 0.77%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.71% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective December 13, 2018, the gross expense ratio and the net expense ratio of the fund were 0.77% and 0.71%, respectively. For more information, refer to the prospectus supplement dated December 13, 2018.

Schwab Target Funds  |  Annual Report

Schwab Target 2045 Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics
Number of Holdings	23
Portfolio Turnover Rate	12%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2050 Fund as of October 31, 2018

The Schwab Target 2050 Fund (the 2050 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2050 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of February 2018, the 2050 Fund’s asset allocation was approximately 91.0% equity securities, 7.0% fixed-income securities, and 2.0% cash and cash equivalents (including money market funds). At its target date, the 2050 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2050 Fund’s Portfolio Holdings included in this report.)
Market Highlights.  Over the 12-month reporting period, global equity and fixed income markets were mixed as global economic growth was uneven. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. U.S. bond yields generally rose, driving returns lower with the exception of the shortest-term bonds.
Performance.  For the 12-month reporting period ended October 31, 2018, the 2050 Fund returned -1.50%. The 2050 Fund’s internally calculated comparative index, the Target 2050 Composite Index (the composite index), returned 1.05%.
Positioning and Strategies.  The 2050 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2050 Fund’s international equity allocation was the greatest detractor from total return and relative performance over the reporting period. The Laudus International MarketMasters Fund (Select Shares) and Schwab International Core Equity Fund were the largest detractors from total return returning approximately -11.1% and -12.2%, respectively, and underperforming the MSCI EAFE® Index, the comparative index, which returned approximately -6.9% for the same period.
During the reporting period, the 2050 Fund transitioned its emerging market equity allocation from the Laudus Mondrian Emerging Markets Fund to the Goldman Sachs Emerging Markets Equity Insights Fund. The 2050 Fund’s emerging markets equity allocations detracted from total return and relative performance. While held by the 2050 Fund, the Laudus Mondrian Emerging Markets Fund and Goldman Sachs Emerging Markets Equity Insights Fund returned approximately-4.7% and -18.3%, respectively. The comparative index, the MSCI Emerging Markets Index, returned approximately -12.5% over the reporting period.
The 2050 Fund’s U.S. large-cap equity exposure contributed positively to total return. The Schwab S&P 500 Index Fund returned approximately 7.3% for the reporting period and was the 2050 Fund’s top contributor. The Schwab S& P 500 Index Fund generally tracked its comparative index, the S&P 500® Index. The Laudus U.S. Large Cap Growth Fund and Schwab Core Equity Fund also contributed positively to the 2050 Fund’s total return, returning approximately 11.2% and 2.7%, respectively. However, the Schwab Core Equity Fund significantly underperformed its comparative index, the S&P 500® Index, which returned approximately 7.4%. TCW Relative Value Large Cap Fund (Class I) detracted from the total return and relative performance returning approximately -5.1% and underperforming its comparative index, the Russell 1000® Value Index, which returned approximately 3.0%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2050 Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (January 23, 2013 – October 31, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Target 2050 Fund (1/23/13)	-1.50%	6.74%	8.77%
Target 2050 Composite Index	1.05%	7.45%	9.37%
Dow Jones U.S. Total Stock Market IndexSM	6.56%	10.76%	12.82%
Bloomberg Barclays US Aggregate Bond Index	-2.05%	1.83%	1.42%
Fund Category: Morningstar Target-Date 2050[2]	-0.40%	6.16%	N/A
Fund Expense Ratios[3]: Net 0.73%; Gross 0.80%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.73% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective December 13, 2018, the gross expense ratio and the net expense ratio were 0.80% and 0.73%, respectively. For more information, refer to the prospectus supplement dated December 13, 2018.

Schwab Target Funds  |  Annual Report

Schwab Target 2050 Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics
Number of Holdings	23
Portfolio Turnover Rate	10%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2055 Fund as of October 31, 2018

The Schwab Target 2055 Fund (the 2055 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2055 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of February 2018, the 2055 Fund’s asset allocation was approximately 93.5% equity securities, 4.5% fixed-income securities, and 2.0% cash and cash equivalents (including money market funds). At its target date, the 2055 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2055 Fund’s Portfolio Holdings included in this report.
Market Highlights.  Over the 12-month reporting period, global equity and fixed income markets were mixed as global economic growth was uneven. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. U.S. bond yields generally rose, driving returns lower with the exception of the shortest-term bonds.
Performance.  For the 12-month reporting period ended October 31, 2018, the 2055 Fund returned -1.49%. The 2055 Fund’s internally calculated comparative index, the Target 2055 Composite Index (the composite index), returned 1.02%.
Positioning and Strategies.  The 2055 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2055 Fund’s international equity allocation was the greatest detractor from total return and relative performance over the reporting period. The Laudus International MarketMasters Fund (Select Shares) and Schwab International Core Equity Fund were the largest detractors from total return returning approximately -11.1% and -12.2%, respectively, and underperforming the MSCI EAFE® Index, the comparative index, which returned approximately -6.9% for the same period.
During the reporting period, the 2055 Fund transitioned its emerging market equity allocation from the Laudus Mondrian Emerging Markets Fund to the Goldman Sachs Emerging Markets Equity Insights Fund. The 2055 Fund’s emerging markets equity allocations detracted from total return and relative performance. While held by the 2055 Fund, the Laudus Mondrian Emerging Markets Fund and Goldman Sachs Emerging Markets Equity Insights Fund returned approximately -4.7% and -18.3%, respectively. The comparative index, the MSCI Emerging Markets Index, returned approximately -12.5% over the reporting period.
The 2055 Fund’s U.S. large-cap equity exposure contributed positively to total return. The Schwab S&P 500 Index Fund returned approximately 7.3% for the reporting period and was the 2055 Fund’s top contributor. The Schwab S& P 500 Index Fund generally tracked its comparative index, the S&P 500® Index. The Laudus U.S. Large Cap Growth Fund and Schwab Core Equity Fund also contributed positively to the 2055 Fund’s total return, returning approximately 11.2% and 2.7%, respectively. However, the Schwab Core Equity Fund significantly underperformed its comparative index, the S&P 500® Index, which returned approximately 7.4%. TCW Relative Value Large Cap Fund (Class I) detracted from the total return and relative performance returning approximately -5.1% and underperforming its comparative index, the Russell 1000® Value Index, which returned approximately 3.0%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2055 Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (January 23, 2013 – October 31, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Target 2055 Fund (1/23/13)	-1.49%	6.85%	8.89%
Target 2055 Composite Index	1.02%	7.56%	9.51%
Dow Jones U.S. Total Stock Market IndexSM	6.56%	10.76%	12.82%
Bloomberg Barclays US Aggregate Bond Index	-2.05%	1.83%	1.42%
Fund Category: Morningstar Target-Date 2055[2]	-0.20%	6.36%	N/A
Fund Expense Ratios[3]: Net 0.74%; Gross 0.85%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.74% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective December 13, 2018, the gross expense ratio and the net expense ratio of the fund were 0.85% and 0.74%, respectively. For more information, refer to the prospectus supplement dated December 13, 2018.

Schwab Target Funds  |  Annual Report

Schwab Target 2055 Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics
Number of Holdings	23
Portfolio Turnover Rate	10%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2060 Fund as of October 31, 2018

The Schwab Target 2060 Fund (the 2060 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2060 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of February 2018, the 2060 Fund’s asset allocation was approximately 95.0% equity securities, 3.0% fixed-income securities, and 2.0% cash and cash equivalents (including money market funds). At its target date, the 2060 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2060 Fund’s Portfolio Holdings included in this report.)
Market Highlights.  Over the 12-month reporting period, global equity and fixed income markets were mixed as global economic growth was uneven. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped propel U.S. stock markets to record highs before falling back precipitously in a volatile October, giving back much of the gains previously achieved. U.S. bond yields generally rose, driving returns lower with the exception of the shortest-term bonds.
Performance.  For the 12-month reporting period ended October 31, 2018, the 2060 Fund returned -1.64%. The 2060 Fund’s internally calculated comparative index, the Target 2060 Composite Index (the composite index), returned 0.97%.
Positioning and Strategies.  The 2060 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2060 Fund’s international equity allocation was the greatest detractor from total return and relative performance over the reporting period. The Laudus International MarketMasters Fund (Select Shares) and Schwab International Core Equity Fund were the largest detractors from total return returning approximately -11.1% and -12.2%, respectively, and underperforming the MSCI EAFE® Index, the comparative index, which returned approximately -6.9% for the same period.
During the reporting period, the 2060 Fund transitioned its emerging market equity allocation from the Laudus Mondrian Emerging Markets Fund to the Goldman Sachs Emerging Markets Equity Insights Fund. The 2060 Fund’s emerging markets equity allocations detracted from total return and relative performance. While held by the 2060 Fund, the Laudus Mondrian Emerging Markets Fund and Goldman Sachs Emerging Markets Equity Insights Fund returned approximately -4.7% and -18.3%, respectively. The comparative index, the MSCI Emerging Markets Index, returned approximately -12.5% over the reporting period.
The 2060 Fund’s U.S. large-cap equity exposure contributed positively to total return. The Schwab S&P 500 Index Fund returned approximately 7.3% for the reporting period and was the 2060 Fund’s top contributor. The Schwab S& P 500 Index Fund generally tracked its comparative index, the S&P 500® Index. The Laudus U.S. Large Cap Growth Fund and Schwab Core Equity Fund also contributed positively to the 2060 Fund’s total return, returning approximately 11.2% and 2.7%, respectively. However, the Schwab Core Equity Fund significantly underperformed its comparative index, the S&P 500® Index, which returned approximately 7.4%. TCW Relative Value Large Cap Fund (Class I) detracted from the total return and relative performance returning approximately -5.1% and underperforming its comparative index, the Russell 1000® Value Index, which returned approximately 3.0%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2060 Fund
Performance and Fund Facts as of October 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (August 25, 2016 – October 31, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	Since Inception
Fund: Schwab Target 2060 Fund (8/25/16)	-1.64%	8.52%
Target 2060 Composite Index	0.97%	9.08%
Dow Jones U.S. Total Stock Market IndexSM	6.56%	12.54%
Bloomberg Barclays US Aggregate Bond Index	-2.05%	-0.89%
Fund Category: Morningstar Target-Date 2060+[2]	-0.16%	N/A
Fund Expense Ratios[3]: Net 0.75%; Gross 1.48%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.75% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective December 13, 2018, the gross expense ratio and the net expense ratio of the fund were 1.48% and 0.75%, respectively. For more information, refer to the prospectus supplement dated December 13, 2018.

Schwab Target Funds  |  Annual Report

Schwab Target 2060 Fund
Performance and Fund Facts as of October 31, 2018 (continued)

Statistics
Number of Holdings	23
Portfolio Turnover Rate	22%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets4,5

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	Less than 0.05%.
[4]	This list is not a recommendation of any security by the investment adviser.
[5]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including transfer agent fees and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2018 and held through October 31, 2018.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1,2]	Effective Expense Ratio (Annualized)[3,4]	Beginning Account Value at 5/1/18	Ending Account Value (Net of Expenses) at 10/31/18	Expenses Paid During Period 5/1/18-10/31/18[2,5]	Effective Expenses Paid During Period 5/1/18-10/31/18[3,5]
Schwab Target 2010 Fund
Actual Return	0.00%	0.33%	$1,000.00	$ 988.60	$0.00	$1.65
Hypothetical 5% Return	0.00%	0.33%	$1,000.00	$1,025.20	$0.00	$1.68
Schwab Target 2015 Fund
Actual Return	0.00%	0.35%	$1,000.00	$ 986.30	$0.00	$1.75
Hypothetical 5% Return	0.00%	0.35%	$1,000.00	$1,025.20	$0.00	$1.79
Schwab Target 2020 Fund
Actual Return	0.00%	0.40%	$1,000.00	$ 983.00	$0.00	$2.00
Hypothetical 5% Return	0.00%	0.40%	$1,000.00	$1,025.20	$0.00	$2.04
Schwab Target 2025 Fund
Actual Return	0.00%	0.50%	$1,000.00	$ 976.50	$0.00	$2.49
Hypothetical 5% Return	0.00%	0.50%	$1,000.00	$1,025.20	$0.00	$2.55
Schwab Target 2030 Fund
Actual Return	0.00%	0.57%	$1,000.00	$ 970.10	$0.00	$2.83
Hypothetical 5% Return	0.00%	0.57%	$1,000.00	$1,025.20	$0.00	$2.91
Schwab Target 2035 Fund
Actual Return	0.00%	0.62%	$1,000.00	$ 965.10	$0.00	$3.07
Hypothetical 5% Return	0.00%	0.62%	$1,000.00	$1,025.20	$0.00	$3.16
Schwab Target 2040 Fund
Actual Return	0.00%	0.67%	$1,000.00	$ 959.90	$0.00	$3.31
Hypothetical 5% Return	0.00%	0.67%	$1,000.00	$1,025.20	$0.00	$3.41
Schwab Target 2045 Fund
Actual Return	0.00%	0.71%	$1,000.00	$ 956.30	$0.00	$3.50
Hypothetical 5% Return	0.00%	0.71%	$1,000.00	$1,025.20	$0.00	$3.62
Schwab Target 2050 Fund
Actual Return	0.00%	0.73%	$1,000.00	$ 953.40	$0.00	$3.59
Hypothetical 5% Return	0.00%	0.73%	$1,000.00	$1,025.20	$0.00	$3.72
Schwab Target 2055 Fund
Actual Return	0.00%	0.75%	$1,000.00	$ 952.40	$0.00	$3.69
Hypothetical 5% Return	0.00%	0.75%	$1,000.00	$1,025.20	$0.00	$3.82

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Fund Expenses (Unaudited) (continued)

	Expense Ratio (Annualized)[1,2]	Effective Expense Ratio (Annualized)[3,4]	Beginning Account Value at 5/1/18	Ending Account Value (Net of Expenses) at 10/31/18	Expenses Paid During Period 5/1/18-10/31/18[2,5]	Effective Expenses Paid During Period 5/1/18-10/31/18[3,5]
Schwab Target 2060 Fund
Actual Return	0.00%	0.76%	$1,000.00	$ 950.50	$0.00	$3.74
Hypothetical 5% Return	0.00%	0.76%	$1,000.00	$1,025.20	$0.00	$3.87

[1]	Based on the most recent six-month expense ratio.
[2]	Excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Includes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[4]	Based on the most recent six-month acquired fund fees and expense ratio; may differ from the acquired fund fees and expenses ratios in the prospectus.
[5]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$13.42	$12.52	$12.42	$12.42	$11.91
Income (loss) from investment operations:
Net investment income (loss)	0.29 [1]	0.22 [1]	0.20 [1]	0.17 [1]	0.19
Net realized and unrealized gains (losses)	(0.35)	0.90	0.12	0.08	0.52
Total from investment operations	(0.06)	1.12	0.32	0.25	0.71
Less distributions:
Distributions from net investment income	(0.30)	(0.22)	(0.22)	(0.25)	(0.20)
Net asset value at end of period	$13.06	$13.42	$12.52	$12.42	$12.42
Total return	(0.52%)	9.11%	2.68%	2.03%	6.08%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00% [3]	0.00%	0.00% [3]	0.00% [3]	0.00%
Gross operating expenses[2]	0.12%	0.14%	0.14%	0.14%	0.17%
Net investment income (loss)	2.15%	1.75%	1.60%	1.40%	1.53%
Portfolio turnover rate	16%	51% [4]	14%	33%	29%
Net assets, end of period (x 1,000,000)	$52	$59	$59	$65	$64

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 30% without including these transactions. There were no transaction costs associated with these transactions.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 77.0% of net assets

Equity Funds 30.4%
Global Real Estate 1.5%
Schwab Global Real Estate Fund	110,168	778,890
International 9.7%
Laudus International MarketMasters Fund, Select Shares	134,975	3,089,589
Schwab International Core Equity Fund	204,395	1,970,369
		5,059,958
Large-Cap 16.3%
Schwab Core Equity Fund	118,933	2,664,098
Schwab Dividend Equity Fund	5,224	80,613
Schwab S&P 500 Index Fund	134,703	5,712,773
		8,457,484
Mid-Cap 0.8%
Schwab U.S. Mid-Cap Index Fund *	10,559	417,614
Small-Cap 2.1%
Laudus Small-Cap MarketMasters Fund, Select Shares *	22,454	401,473
Schwab Small-Cap Equity Fund *	32,436	676,932
		1,078,405
		15,792,351

Fixed-Income Funds 40.6%
Inflation-Protected Bond 6.4%
Schwab Treasury Inflation Protected Securities Index Fund	312,456	3,321,405
Intermediate-Term Bond 24.1%
Schwab U.S. Aggregate Bond Index Fund	1,303,589	12,514,454
Short-Term Bond 10.1%
Schwab Short-Term Bond Index Fund	539,859	5,263,621
		21,099,480

Money Market Fund 6.0%
Schwab Variable Share Price Money Fund, Ultra Shares 2.20% (a)	3,147,988	3,148,618
Total Affiliated Underlying Funds
(Cost $37,394,059)		40,040,449
Security	Number of Shares	Value ($)
Unaffiliated Underlying Funds 22.3% of net assets

Equity Funds 5.9%
Large-Cap 5.9%
ClearBridge Large Cap Growth Fund, Class IS	32,827	1,574,067
Dodge & Cox Stock Fund	3,827	772,206
TCW Relative Value Large Cap Fund, Class I	35,540	704,397
		3,050,670

Fixed-Income Funds 16.4%
Intermediate-Term Bond 15.6%
Baird Aggregate Bond Fund, Institutional Class	257,732	2,670,100
Loomis Sayles Investment Grade Bond Fund, Class Y Shares	52,865	572,526
Metropolitan West Total Return Bond Fund, Class I	476,752	4,867,642
		8,110,268
International Bond 0.8%
PIMCO International Bond Fund U.S. Dollar-Hedged	41,447	445,561
		8,555,829
Total Unaffiliated Underlying Funds
(Cost $11,589,469)		11,606,499
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.3% of net assets

Time Deposit 0.3%
Sumitomo Mitsui Banking Corp.
1.54%, 11/01/18 (b)	155,235	155,235
Total Short-Term Investment
(Cost $155,235)		155,235
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Portfolio Holdings as of October 31, 2018 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2018:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/17	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	117,629	29,755	(12,409)	134,975	($529,025)	$16,975	$143,355
Laudus Mondrian International Government Fixed Income Fund	44,863	7	(44,870)	—	17,394	(13,675)	67
Laudus Small-Cap MarketMasters Fund, Select Shares	21,215	2,789	(1,550)	22,454	(58,783)	930	52,297
Schwab Core Equity Fund	136,802	15,581	(33,450)	118,933	(323,172)	104,045	350,732
Schwab Dividend Equity Fund	4,714	510	—	5,224	(8,762)	—	8,250
Schwab Global Real Estate Fund	131,052	5,926	(26,810)	110,168	(126,253)	52,577	44,777
Schwab International Core Equity Fund	192,635	17,966	(6,206)	204,395	(334,047)	(2,544)	55,961
Schwab S&P 500 Index Fund	179,542	12,453	(57,292)	134,703	(395,353)	813,130	129,020
Schwab Short-Term Bond Index Fund	569,447	21,457	(51,045)	539,859	(118,412)	(11,321)	110,268
Schwab Small-Cap Equity Fund	35,716	5,193	(8,473)	32,436	(123,312)	29,493	108,576
Schwab Treasury Inflation Protected Securities Index Fund	321,807	31,101	(40,452)	312,456	(148,221)	307	103,695
Schwab U.S. Aggregate Bond Index Fund	1,382,883	104,937	(184,231)	1,303,589	(611,302)	(43,628)	362,857
Schwab U.S. Mid-Cap Index Fund	—	10,559	—	10,559	(22,386)	—	—
Schwab Variable Share Price Money Fund, Ultra Shares	2,498,657	649,331	—	3,147,988	(252)	—	51,430
Total					($2,781,886)	$946,289	$1,521,285
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$40,040,449	$—	$—	$40,040,449
Unaffiliated Underlying Funds[1]	11,606,499	—	—	11,606,499
Short-Term Investment[1]	—	155,235	—	155,235
Total	$51,646,948	$155,235	$—	$51,802,183
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in affiliated underlying funds, at value (cost $37,394,059)		$40,040,449
Investments in unaffiliated issuers, at value (cost $11,744,704)		11,761,734
Receivables:
Investments sold		333,000
Dividends		58,387
Due from investment adviser		5,597
Fund shares sold		4,354
Prepaid expenses	+	10,470
Total assets		52,213,991
Liabilities
Payables:
Investments bought		164,065
Fund shares redeemed		30,901
Accrued expenses	+	22,836
Total liabilities		217,802
Net Assets
Total assets		52,213,991
Total liabilities	–	217,802
Net assets		$51,996,189
Net Assets by Source
Capital received from investors		47,164,290
Total distributable earnings[1]		4,831,899

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$51,996,189		3,982,673		$13.06

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 9 for additional information).

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends received from affiliated underlying funds		$938,418
Dividends received from unaffiliated underlying funds		262,252
Interest	+	7,157
Total investment income		1,207,827
Expenses
Registration fees		20,410
Professional fees		18,537
Independent trustees’ fees		7,683
Portfolio accounting fees		5,319
Shareholder reports		5,270
Transfer agent fees		2,047
Custodian fees		1,954
Interest expense		37
Other expenses	+	3,603
Total expenses		64,860
Expense reduction by CSIM and its affiliates	–	64,823
Net expenses	–	37
Net investment income		1,207,790
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		582,867
Realized capital gain distributions received from unaffiliated underlying funds		236,732
Net realized gains on sales of affiliated underlying funds		946,289
Net realized gains on sales of unaffiliated underlying funds	+	68,068
Net realized gains		1,833,956
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		(2,781,886)
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	(457,883)
Net change in unrealized appreciation (depreciation)	+	(3,239,769)
Net realized and unrealized losses		(1,405,813)
Decrease in net assets resulting from operations		($198,023)

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$1,207,790	$1,033,292
Net realized gains		1,833,956	4,005,500
Net change in unrealized appreciation (depreciation)	+	(3,239,769)	111,044
Increase (decrease) in net assets from operations		(198,023)	5,149,836
Distributions to Shareholders1
Total distributions		($1,288,370)	($1,060,087)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		618,399	$8,258,666	708,162	$9,067,566
Shares reinvested		86,123	1,148,871	78,082	964,310
Shares redeemed	+	(1,101,598)	(14,684,690)	(1,156,863)	(14,832,092)
Net transactions in fund shares		(397,076)	($5,277,153)	(370,619)	($4,800,216)
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		4,379,749	$58,759,735	4,750,368	$59,470,202
Total decrease	+	(397,076)	(6,763,546)	(370,619)	(710,467)
End of period[2]		3,982,673	$51,996,189	4,379,749	$58,759,735
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $1,060,087 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 9 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $623,092 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$12.21	$11.72	$12.23	$12.81	$12.22
Income (loss) from investment operations:
Net investment income (loss)	0.25 [1]	0.20 [1]	0.18 [1]	0.17 [1]	0.19
Net realized and unrealized gains (losses)	(0.30)	0.88	0.11	0.08	0.60
Total from investment operations	(0.05)	1.08	0.29	0.25	0.79
Less distributions:
Distributions from net investment income	(0.27)	(0.22)	(0.21)	(0.27)	(0.20)
Distributions from net realized gains	(0.40)	(0.37)	(0.59)	(0.56)	—
Total distributions	(0.67)	(0.59)	(0.80)	(0.83)	(0.20)
Net asset value at end of period	$11.49	$12.21	$11.72	$12.23	$12.81
Total return	(0.57%)	9.67%	2.59%	1.99%	6.56%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00% [3]	0.00%	0.00% [3]	0.00% [3]	0.00%
Gross operating expenses[2]	0.07%	0.09%	0.08%	0.09%	0.11%
Net investment income (loss)	2.12%	1.74%	1.59%	1.42%	1.52%
Portfolio turnover rate	14%	52% [4]	14%	33%	32%
Net assets, end of period (x 1,000,000)	$90	$103	$104	$116	$111

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 33% without including these transactions. There were no transaction costs associated with these transactions.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 76.8% of net assets

Equity Funds 32.4%
Global Real Estate 1.7%
Schwab Global Real Estate Fund	218,072	1,541,766
International 10.8%
Laudus International MarketMasters Fund, Select Shares	256,474	5,870,698
Schwab International Core Equity Fund	404,779	3,902,070
		9,772,768
Large-Cap 17.0%
Schwab Core Equity Fund	222,914	4,993,273
Schwab Dividend Equity Fund	14,178	218,771
Schwab S&P 500 Index Fund	238,080	10,096,954
		15,308,998
Mid-Cap 0.8%
Schwab U.S. Mid-Cap Index Fund *	18,719	740,317
Small-Cap 2.1%
Laudus Small-Cap MarketMasters Fund, Select Shares *	38,167	682,429
Schwab Small-Cap Equity Fund *	57,772	1,205,702
		1,888,131
		29,251,980

Fixed-Income Funds 38.7%
Inflation-Protected Bond 6.1%
Schwab Treasury Inflation Protected Securities Index Fund	517,988	5,506,210
Intermediate-Term Bond 22.9%
Schwab U.S. Aggregate Bond Index Fund	2,156,030	20,697,889
Short-Term Bond 9.7%
Schwab Short-Term Bond Index Fund	894,123	8,717,703
		34,921,802

Money Market Fund 5.7%
Schwab Variable Share Price Money Fund, Ultra Shares 2.20% (a)	5,123,056	5,124,081
Total Affiliated Underlying Funds
(Cost $62,579,463)		69,297,863
Security	Number of Shares	Value ($)
Unaffiliated Underlying Funds 22.5% of net assets

Equity Funds 6.2%
Large-Cap 6.2%
ClearBridge Large Cap Growth Fund, Class IS	60,533	2,902,578
Dodge & Cox Stock Fund	6,748	1,361,478
TCW Relative Value Large Cap Fund, Class I	69,055	1,368,676
		5,632,732

Fixed-Income Funds 16.3%
Intermediate-Term Bond 15.4%
Baird Aggregate Bond Fund, Institutional Class	405,062	4,196,440
Loomis Sayles Investment Grade Bond Fund, Class Y Shares	109,621	1,187,194
Metropolitan West Total Return Bond Fund, Class I	833,113	8,506,080
		13,889,714
International Bond 0.9%
PIMCO International Bond Fund U.S. Dollar-Hedged	76,096	818,030
		14,707,744
Total Unaffiliated Underlying Funds
(Cost $20,189,312)		20,340,476
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.8% of net assets

Time Deposit 0.8%
JPMorgan Chase Bank
1.54%, 11/01/18 (b)	735,892	735,892
Total Short-Term Investment
(Cost $735,892)		735,892
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Portfolio Holdings as of October 31, 2018 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2018:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/17	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	221,402	47,692	(12,620)	256,474	($975,227)	($4,366)	$261,297
Laudus Mondrian International Government Fixed Income Fund	92,594	12	(92,606)	—	76,436	(69,602)	124
Laudus Small-Cap MarketMasters Fund, Select Shares	38,514	10,656	(11,003)	38,167	(133,506)	47,607	94,941
Schwab Core Equity Fund	254,416	34,896	(66,398)	222,914	(524,622)	125,557	634,777
Schwab Dividend Equity Fund	10,000	13,380	(9,202)	14,178	(21,364)	(388)	18,429
Schwab Global Real Estate Fund	220,574	10,903	(13,405)	218,072	(140,494)	3,746	82,301
Schwab International Core Equity Fund	346,863	71,261	(13,345)	404,779	(631,831)	(6,005)	100,764
Schwab S&P 500 Index Fund	333,205	16,300	(111,425)	238,080	98,569	682,140	231,413
Schwab Short-Term Bond Index Fund	942,868	18,482	(67,227)	894,123	(200,217)	(13,359)	181,447
Schwab Small-Cap Equity Fund	68,089	18,914	(29,231)	57,772	(182,016)	15,472	196,718
Schwab Treasury Inflation Protected Securities Index Fund	553,854	15,679	(51,545)	517,988	(195,016)	(46,985)	171,507
Schwab U.S. Aggregate Bond Index Fund	2,292,299	82,324	(218,593)	2,156,030	(1,018,107)	(63,412)	599,929
Schwab U.S. Mid-Cap Index Fund	—	18,719	—	18,719	(39,683)	—	—
Schwab Variable Share Price Money Fund, Ultra Shares	4,241,918	881,138	—	5,123,056	(428)	—	84,433
Total					($3,887,506)	$670,405	$2,658,080
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$69,297,863	$—	$—	$69,297,863
Unaffiliated Underlying Funds[1]	20,340,476	—	—	20,340,476
Short-Term Investment[1]	—	735,892	—	735,892
Total	$89,638,339	$735,892	$—	$90,374,231
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in affiliated underlying funds, at value (cost $62,579,463)		$69,297,863
Investments in unaffiliated issuers, at value (cost $20,925,204)		21,076,368
Receivables:
Investments sold		897,000
Dividends		95,888
Fund shares sold		15,497
Due from investment adviser		5,858
Interest		31
Prepaid expenses	+	6,478
Total assets		91,394,983
Liabilities
Payables:
Investments bought		1,060,489
Fund shares redeemed		19,045
Accrued expenses	+	23,650
Total liabilities		1,103,184
Net Assets
Total assets		91,394,983
Total liabilities	–	1,103,184
Net assets		$90,291,799
Net Assets by Source
Capital received from investors		80,582,362
Total distributable earnings[1]		9,709,437

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$90,291,799		7,860,079		$11.49

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 9 for additional information).

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends received from affiliated underlying funds		$1,599,370
Dividends received from unaffiliated underlying funds		447,991
Interest	+	11,500
Total investment income		2,058,861
Expenses
Registration fees		20,451
Professional fees		19,103
Independent trustees’ fees		7,893
Shareholder reports		5,984
Portfolio accounting fees		5,830
Transfer agent fees		3,470
Custodian fees		2,077
Interest expense		112
Other expenses	+	4,002
Total expenses		68,922
Expense reduction by CSIM and its affiliates	–	68,810
Net expenses	–	112
Net investment income		2,058,749
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		1,058,710
Realized capital gain distributions received from unaffiliated underlying funds		446,411
Net realized gains on sales of affiliated underlying funds		670,405
Net realized gains on sales of unaffiliated underlying funds	+	92,057
Net realized gains		2,267,583
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		(3,887,506)
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	(736,102)
Net change in unrealized appreciation (depreciation)	+	(4,623,608)
Net realized and unrealized losses		(2,356,025)
Decrease in net assets resulting from operations		($297,276)

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$2,058,749	$1,708,488
Net realized gains		2,267,583	3,437,411
Net change in unrealized appreciation (depreciation)	+	(4,623,608)	3,854,243
Increase (decrease) in net assets from operations		(297,276)	9,000,142
Distributions to Shareholders1
Total distributions		($5,446,311)	($5,039,053)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,041,859	$12,323,515	1,604,791	$19,099,768
Shares reinvested		423,003	4,970,289	417,430	4,675,208
Shares redeemed	+	(2,003,385)	(23,776,931)	(2,508,878)	(29,396,775)
Net transactions in fund shares		(538,523)	($6,483,127)	(486,657)	($5,621,799)
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,398,602	$102,518,513	8,885,259	$104,179,223
Total decrease	+	(538,523)	(12,226,714)	(486,657)	(1,660,710)
End of period[2]		7,860,079	$90,291,799	8,398,602	$102,518,513
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $1,851,464 from net investment income and $3,187,589 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 9 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $996,827 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2020 Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$14.71	$13.84	$14.33	$14.32	$13.52
Income (loss) from investment operations:
Net investment income (loss)	0.30 [1]	0.23 [1]	0.22 [1]	0.20 [1]	0.21
Net realized and unrealized gains (losses)	(0.33)	1.39	0.06	0.12	0.82
Total from investment operations	(0.03)	1.62	0.28	0.32	1.03
Less distributions:
Distributions from net investment income	(0.33)	(0.24)	(0.27)	(0.31)	(0.23)
Distributions from net realized gains	(0.48)	(0.51)	(0.50)	—	—
Total distributions	(0.81)	(0.75)	(0.77)	(0.31)	(0.23)
Net asset value at end of period	$13.87	$14.71	$13.84	$14.33	$14.32
Total return	(0.32%)	12.28%	2.05%	2.25%	7.71%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00% [3]	0.00% [3]	0.00%
Gross operating expenses[2]	0.02%	0.03%	0.03%	0.03%	0.04%
Net investment income (loss)	2.07%	1.67%	1.59%	1.42%	1.48%
Portfolio turnover rate	18%	47% [4]	9%	25%	26%
Net assets, end of period (x 1,000,000)	$542	$579	$530	$536	$499

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 31% without including these transactions. There were no transaction costs associated with these transactions.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2020 Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 76.1% of net assets

Equity Funds 38.9%
Global Real Estate 2.2%
Schwab Global Real Estate Fund	1,697,301	11,999,919
International 13.1%
Laudus International MarketMasters Fund, Select Shares	1,847,854	42,297,374
Schwab International Core Equity Fund	2,967,257	28,604,362
		70,901,736
Large-Cap 20.1%
Laudus U.S. Large Cap Growth Fund *	96,072	2,014,639
Schwab Core Equity Fund	1,678,974	37,609,025
Schwab Dividend Equity Fund	81,127	1,251,781
Schwab S&P 500 Index Fund	1,600,427	67,874,109
		108,749,554
Mid-Cap 0.9%
Schwab U.S. Mid-Cap Index Fund *	130,790	5,172,726
Small-Cap 2.6%
Laudus Small-Cap MarketMasters Fund, Select Shares *	266,386	4,762,986
Schwab Small-Cap Equity Fund *	442,947	9,244,311
		14,007,297
		210,831,232

Fixed-Income Funds 32.4%
Inflation-Protected Bond 4.2%
Schwab Treasury Inflation Protected Securities Index Fund	2,146,415	22,816,392
Intermediate-Term Bond 20.5%
Schwab Intermediate-Term Bond Fund	224,874	2,172,285
Schwab U.S. Aggregate Bond Index Fund	11,342,480	108,887,806
		111,060,091
Short-Term Bond 7.7%
Schwab Short-Term Bond Index Fund	4,286,532	41,793,685
		175,670,168

Money Market Fund 4.8%
Schwab Variable Share Price Money Fund, Ultra Shares 2.20% (a)	26,042,284	26,047,493
Total Affiliated Underlying Funds
(Cost $362,851,434)		412,548,893

Security	Number of Shares	Value ($)
Unaffiliated Underlying Funds 23.3% of net assets

Equity Funds 7.1%
International 0.2%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	144,713	1,300,970
Large-Cap 6.9%
ClearBridge Large Cap Growth Fund, Class IS	376,042	18,031,231
Dodge & Cox Stock Fund	53,737	10,842,046
TCW Relative Value Large Cap Fund, Class I	420,976	8,343,733
		37,217,010
		38,517,980

Fixed-Income Funds 16.2%
Intermediate-Term Bond 14.9%
Baird Aggregate Bond Fund, Institutional Class	1,897,505	19,658,143
Loomis Sayles Investment Grade Bond Fund, Class Y Shares	1,018,585	11,031,276
Metropolitan West Total Return Bond Fund, Class I	4,912,978	50,161,506
		80,850,925
International Bond 1.3%
PIMCO International Bond Fund U.S. Dollar-Hedged	662,322	7,119,960
		87,970,885
Total Unaffiliated Underlying Funds
(Cost $125,434,058)		126,488,865
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.3% of net assets

Time Deposit 0.3%
Sumitomo Mitsui Banking Corp.
1.54%, 11/01/18 (b)	1,357,222	1,357,222
Total Short-Term Investment
(Cost $1,357,222)		1,357,222
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2020 Fund
Portfolio Holdings as of October 31, 2018 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2018:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/17	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	1,588,804	325,227	(66,177)	1,847,854	($6,872,090)	($50,956)	$1,936,275
Laudus Mondrian Emerging Markets Fund	190,425	5,353	(195,778)	—	(203,680)	187,606	43,893
Laudus Mondrian International Government Fixed Income Fund	717,722	109	(717,831)	—	219,896	(160,368)	1,077
Laudus Small-Cap MarketMasters Fund, Select Shares	291,799	38,363	(63,776)	266,386	(941,337)	203,961	719,313
Laudus U.S. Large Cap Growth Fund	157,247	21,652	(82,827)	96,072	(827,924)	824,549	415,069
Schwab Core Equity Fund	1,939,729	270,172	(530,927)	1,678,974	(3,814,913)	775,828	5,006,320
Schwab Dividend Equity Fund	106,865	11,322	(37,060)	81,127	(257,565)	87,306	182,897
Schwab Emerging Markets Equity ETF	—	21,739	(21,739)	—	—	(32,684)	—
Schwab Global Real Estate Fund	1,740,703	86,235	(129,637)	1,697,301	(1,044,109)	7,108	650,910
Schwab Intermediate-Term Bond Fund	405,610	6,605	(187,341)	224,874	(22,583)	(106,401)	64,881
Schwab International Core Equity Fund	2,586,379	380,878	—	2,967,257	(4,725,475)	—	751,343
Schwab S&P 500 Index Fund	2,154,391	71,307	(625,271)	1,600,427	457,001	4,831,147	1,544,785
Schwab Short-Term Bond Index Fund	3,803,599	482,933	—	4,286,532	(924,181)	—	817,929
Schwab Small-Cap Equity Fund	487,322	70,849	(115,224)	442,947	(1,360,486)	142,281	1,481,459
Schwab Treasury Inflation Protected Securities Index Fund	1,771,233	501,240	(126,058)	2,146,415	(796,698)	(177,930)	655,753
Schwab U.S. Aggregate Bond Index Fund	10,845,819	1,367,154	(870,493)	11,342,480	(5,254,456)	(323,720)	3,109,619
Schwab U.S. Mid-Cap Index Fund	—	130,790	—	130,790	(277,274)	—	—
Schwab Variable Share Price Money Fund, Ultra Shares	15,148,854	12,892,830	(1,999,400)	26,042,284	(1,633)	(2)	414,743
Total					($26,647,507)	$6,207,725	$17,796,266
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$412,548,893	$—	$—	$412,548,893
Unaffiliated Underlying Funds[1]	126,488,865	—	—	126,488,865
Short-Term Investment[1]	—	1,357,222	—	1,357,222
Total	$539,037,758	$1,357,222	$—	$540,394,980
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2020 Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in affiliated underlying funds, at value (cost $362,851,434)		$412,548,893
Investments in unaffiliated issuers, at value (cost $126,791,280)		127,846,087
Receivables:
Investments sold		8,070,000
Dividends		527,986
Fund shares sold		161,935
Due from investment adviser		8,620
Interest		58
Prepaid expenses	+	22,167
Total assets		549,185,746
Liabilities
Payables:
Investments bought		6,660,323
Fund shares redeemed		631,187
Accrued expenses	+	38,088
Total liabilities		7,329,598
Net Assets
Total assets		549,185,746
Total liabilities	–	7,329,598
Net assets		$541,856,148
Net Assets by Source
Capital received from investors		469,330,891
Total distributable earnings[1]		72,525,257

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$541,856,148		39,076,056		$13.87

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 9 for additional information).

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2020 Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends received from affiliated underlying funds		$9,189,966
Dividends received from unaffiliated underlying funds		2,669,443
Interest	+	51,394
Total investment income		11,910,803
Expenses
Registration fees		35,219
Professional fees		24,093
Shareholder reports		23,556
Portfolio accounting fees		20,774
Transfer agent fees		11,672
Independent trustees’ fees		10,330
Custodian fees		1,901
Other expenses	+	9,160
Total expenses		136,705
Expense reduction by CSIM and its affiliates	–	136,705
Net expenses	–	—
Net investment income		11,910,803
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		8,606,300
Realized capital gain distributions received from unaffiliated underlying funds		3,039,406
Net realized gains on sales of affiliated underlying funds		6,207,725
Net realized gains on sales of unaffiliated underlying funds	+	1,079,984
Net realized gains		18,933,415
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		(26,647,507)
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	(5,307,703)
Net change in unrealized appreciation (depreciation)	+	(31,955,210)
Net realized and unrealized losses		(13,021,795)
Decrease in net assets resulting from operations		($1,110,992)

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2020 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$11,910,803	$9,152,705
Net realized gains		18,933,415	20,215,988
Net change in unrealized appreciation (depreciation)	+	(31,955,210)	34,052,647
Increase (decrease) in net assets from operations		(1,110,992)	63,421,340
Distributions to Shareholders1
Total distributions		($31,941,953)	($28,173,577)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,171,493	$88,636,849	6,864,813	$96,253,742
Shares reinvested		2,123,917	30,180,858	2,009,738	26,689,317
Shares redeemed	+	(8,590,128)	(123,172,064)	(7,785,496)	(108,877,340)
Net transactions in fund shares		(294,718)	($4,354,357)	1,089,055	$14,065,719
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		39,370,774	$579,263,450	38,281,719	$529,949,968
Total increase or decrease	+	(294,718)	(37,407,302)	1,089,055	49,313,482
End of period[2]		39,076,056	$541,856,148	39,370,774	$579,263,450
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $9,169,294 from net investment income and $19,004,283 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 9 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $4,928,832 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2025 Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$14.71	$13.45	$14.11	$14.54	$13.63
Income (loss) from investment operations:
Net investment income (loss)	0.28 [1]	0.22 [1]	0.20 [1]	0.19 [1]	0.21
Net realized and unrealized gains (losses)	(0.34)	1.73	0.06	0.15	0.93
Total from investment operations	(0.06)	1.95	0.26	0.34	1.14
Less distributions:
Distributions from net investment income	(0.34)	(0.23)	(0.26)	(0.32)	(0.23)
Distributions from net realized gains	(0.21)	(0.46)	(0.66)	(0.45)	—
Total distributions	(0.55)	(0.69)	(0.92)	(0.77)	(0.23)
Net asset value at end of period	$14.10	$14.71	$13.45	$14.11	$14.54
Total return	(0.53%)	15.17%	2.01%	2.36%	8.44%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00% [3]	0.00% [3]	0.00%
Gross operating expenses[2]	0.02%	0.03%	0.04%	0.04%	0.06%
Net investment income (loss)	1.88%	1.59%	1.53%	1.37%	1.39%
Portfolio turnover rate	13%	36% [4]	5%	21%	27%
Net assets, end of period (x 1,000,000)	$531	$521	$443	$409	$344

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 26% without including these transactions. There were no transaction costs associated with these transactions.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2025 Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 76.0% of net assets

Equity Funds 49.9%
Global Real Estate 2.7%
Schwab Global Real Estate Fund	2,029,983	14,351,983
International 16.7%
Laudus International MarketMasters Fund, Select Shares	2,329,062	53,312,231
Schwab International Core Equity Fund	3,690,398	35,575,439
		88,887,670
Large-Cap 25.4%
Laudus U.S. Large Cap Growth Fund *	324,983	6,814,896
Schwab Core Equity Fund	2,237,334	50,116,280
Schwab Dividend Equity Fund	198,181	3,057,934
Schwab S&P 500 Index Fund	1,757,557	74,538,000
		134,527,110
Mid-Cap 1.2%
Schwab U.S. Mid-Cap Index Fund *	156,228	6,178,798
Small-Cap 3.9%
Laudus Small-Cap MarketMasters Fund, Select Shares *	395,400	7,069,753
Schwab Small-Cap Equity Fund *	652,463	13,616,896
		20,686,649
		264,632,210

Fixed-Income Funds 22.7%
Inflation-Protected Bond 1.4%
Schwab Treasury Inflation Protected Securities Index Fund	718,821	7,641,063
Intermediate-Term Bond 16.4%
Schwab Intermediate-Term Bond Fund	555,804	5,369,067
Schwab U.S. Aggregate Bond Index Fund	8,479,705	81,405,169
		86,774,236
Short-Term Bond 4.9%
Schwab Short-Term Bond Index Fund	2,680,215	26,132,096
		120,547,395

Money Market Fund 3.4%
Schwab Variable Share Price Money Fund, Ultra Shares 2.20% (a)	17,807,434	17,810,996
Total Affiliated Underlying Funds
(Cost $363,398,243)		402,990,601

Security	Number of Shares	Value ($)
Unaffiliated Underlying Funds 23.5% of net assets

Equity Funds 8.9%
International 1.1%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	615,554	5,533,834
Large-Cap 7.8%
ClearBridge Large Cap Growth Fund, Class IS	389,053	18,655,068
Dodge & Cox Stock Fund	58,372	11,777,081
TCW Relative Value Large Cap Fund, Class I	562,202	11,142,852
		41,575,001
		47,108,835

Fixed-Income Funds 14.6%
Intermediate-Term Bond 13.5%
Baird Aggregate Bond Fund, Institutional Class	1,115,285	11,554,351
Loomis Sayles Investment Grade Bond Fund, Class Y Shares	1,421,852	15,398,657
Metropolitan West Total Return Bond Fund, Class I	4,371,686	44,634,915
		71,587,923
International Bond 1.1%
PIMCO International Bond Fund U.S. Dollar-Hedged	579,054	6,224,834
		77,812,757
Total Unaffiliated Underlying Funds
(Cost $123,228,013)		124,921,592
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.2% of net assets

Time Deposit 0.2%
Sumitomo Mitsui Banking Corp.
1.54%, 11/01/18 (b)	1,004,031	1,004,031
Total Short-Term Investment
(Cost $1,004,031)		1,004,031
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2025 Fund
Portfolio Holdings as of October 31, 2018 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2018:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/17	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	1,808,604	520,458	—	2,329,062	($8,961,887)	$—	$2,204,146
Laudus Mondrian Emerging Markets Fund	498,196	14,004	(512,200)	—	(213,525)	(26,157)	114,834
Laudus Mondrian International Government Fixed Income Fund	627,519	95	(627,614)	—	341,829	(289,779)	941
Laudus Small-Cap MarketMasters Fund, Select Shares	349,456	45,944	—	395,400	(990,492)	—	861,445
Laudus U.S. Large Cap Growth Fund	414,198	57,033	(146,248)	324,983	(1,050,647)	1,077,678	1,093,317
Schwab Core Equity Fund	2,247,060	347,058	(356,784)	2,237,334	(4,268,402)	411,800	5,864,493
Schwab Dividend Equity Fund	222,970	23,674	(48,463)	198,181	(456,442)	114,542	382,518
Schwab Emerging Markets Equity ETF	—	81,027	(81,027)	—	—	(121,822)	—
Schwab Global Real Estate Fund	1,931,100	98,883	—	2,029,983	(1,244,366)	—	746,192
Schwab Intermediate-Term Bond Fund	543,818	11,986	—	555,804	(213,858)	—	117,553
Schwab International Core Equity Fund	2,758,784	931,614	—	3,690,398	(5,822,190)	—	826,133
Schwab S&P 500 Index Fund	2,161,008	58,385	(461,836)	1,757,557	1,743,826	3,669,680	1,577,144
Schwab Short-Term Bond Index Fund	2,050,617	629,598	—	2,680,215	(542,238)	—	489,170
Schwab Small-Cap Equity Fund	610,514	88,760	(46,811)	652,463	(1,512,664)	(102,312)	1,855,961
Schwab Treasury Inflation Protected Securities Index Fund	510,217	249,996	(41,392)	718,821	(299,135)	(18,626)	205,623
Schwab U.S. Aggregate Bond Index Fund	7,351,362	1,509,593	(381,250)	8,479,705	(3,893,593)	(175,594)	2,262,282
Schwab U.S. Mid-Cap Index Fund	—	156,228	—	156,228	(331,202)	—	—
Schwab Variable Share Price Money Fund, Ultra Shares	6,068,086	12,739,048	(999,700)	17,807,434	(840)	(1)	257,062
Total					($27,715,826)	$4,539,409	$18,858,814
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$402,990,601	$—	$—	$402,990,601
Unaffiliated Underlying Funds[1]	124,921,592	—	—	124,921,592
Short-Term Investment[1]	—	1,004,031	—	1,004,031
Total	$527,912,193	$1,004,031	$—	$528,916,224
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2025 Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in affiliated underlying funds, at value (cost $363,398,243)		$402,990,601
Investments in unaffiliated issuers, at value (cost $124,232,044)		125,925,623
Receivables:
Investments sold		7,510,000
Dividends		409,544
Fund shares sold		271,448
Due from investment adviser		9,537
Interest		43
Prepaid expenses	+	12,115
Total assets		537,128,911
Liabilities
Payables:
Investments bought		6,220,385
Fund shares redeemed		272,767
Accrued expenses	+	39,667
Total liabilities		6,532,819
Net Assets
Total assets		537,128,911
Total liabilities	–	6,532,819
Net assets		$530,596,092
Net Assets by Source
Capital received from investors		469,899,483
Total distributable earnings[1]		60,696,609

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$530,596,092		37,643,966		$14.10

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 9 for additional information).

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2025 Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends received from affiliated underlying funds		$7,947,417
Dividends received from unaffiliated underlying funds		2,374,690
Interest	+	60,929
Total investment income		10,383,036
Expenses
Registration fees		36,096
Professional fees		23,662
Shareholder reports		22,198
Portfolio accounting fees		20,434
Transfer agent fees		12,217
Independent trustees’ fees		10,179
Custodian fees		1,901
Other expenses	+	8,398
Total expenses		135,085
Expense reduction by CSIM and its affiliates	–	135,085
Net expenses	–	—
Net investment income		10,383,036
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		10,911,397
Realized capital gain distributions received from unaffiliated underlying funds		3,290,780
Net realized gains on sales of affiliated underlying funds		4,539,409
Net realized gains on sales of unaffiliated underlying funds	+	275,446
Net realized gains		19,017,032
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		(27,715,826)
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	(5,133,978)
Net change in unrealized appreciation (depreciation)	+	(32,849,804)
Net realized and unrealized losses		(13,832,772)
Decrease in net assets resulting from operations		($3,449,736)

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2025 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$10,383,036	$7,556,496
Net realized gains		19,017,032	7,879,293
Net change in unrealized appreciation (depreciation)	+	(32,849,804)	51,589,237
Increase (decrease) in net assets from operations		(3,449,736)	67,025,026
Distributions to Shareholders1
Total distributions		($19,662,842)	($22,666,294)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		7,076,563	$103,937,522	7,272,083	$101,088,617
Shares reinvested		1,306,745	18,987,000	1,686,255	21,971,905
Shares redeemed	+	(6,125,912)	(89,717,661)	(6,532,103)	(90,094,385)
Net transactions in fund shares		2,257,396	$33,206,861	2,426,235	$32,966,137
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		35,386,570	$520,501,809	32,960,335	$443,176,940
Total increase	+	2,257,396	10,094,283	2,426,235	77,324,869
End of period[2]		37,643,966	$530,596,092	35,386,570	$520,501,809
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $7,453,730 from net investment income and $15,212,564 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 9 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $3,572,726 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2030 Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$16.10	$14.51	$15.59	$15.77	$14.70
Income (loss) from investment operations:
Net investment income (loss)	0.29 [1]	0.23 [1]	0.22 [1]	0.21 [1]	0.22
Net realized and unrealized gains (losses)	(0.38)	2.18	0.01	0.17	1.10
Total from investment operations	(0.09)	2.41	0.23	0.38	1.32
Less distributions:
Distributions from net investment income	(0.39)	(0.24)	(0.30)	(0.36)	(0.25)
Distributions from net realized gains	(0.38)	(0.58)	(1.01)	(0.20)	—
Total distributions	(0.77)	(0.82)	(1.31)	(0.56)	(0.25)
Net asset value at end of period	$15.24	$16.10	$14.51	$15.59	$15.77
Total return	(0.75%)	17.47%	1.72%	2.44%	9.11%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00% [3]	0.00% [3]	0.00%
Gross operating expenses[2]	0.02%	0.02%	0.03%	0.03%	0.03%
Net investment income (loss)	1.79%	1.53%	1.51%	1.36%	1.38%
Portfolio turnover rate	14%	30%	5%	19%	26%
Net assets, end of period (x 1,000,000)	$958	$966	$814	$789	$727

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2030 Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 76.4% of net assets

Equity Funds 57.9%
Global Real Estate 3.1%
Schwab Global Real Estate Fund	4,210,195	29,766,078
International 19.3%
Laudus International MarketMasters Fund, Select Shares	4,827,033	110,490,799
Schwab International Core Equity Fund	7,706,789	74,293,443
		184,784,242
Large-Cap 29.2%
Laudus U.S. Large Cap Growth Fund *	1,111,629	23,310,863
Schwab Core Equity Fund	4,512,270	101,074,859
Schwab Dividend Equity Fund	765,257	11,807,908
Schwab S&P 500 Index Fund	3,376,489	143,196,912
		279,390,542
Mid-Cap 1.4%
Schwab U.S. Mid-Cap Index Fund *	329,494	13,031,474
Small-Cap 4.9%
Laudus Small-Cap MarketMasters Fund, Select Shares *	920,358	16,455,997
Schwab Small-Cap Equity Fund *	1,468,466	30,646,887
		47,102,884
		554,075,220

Fixed-Income Funds 15.8%
Intermediate-Term Bond 12.7%
Schwab Intermediate-Term Bond Fund	1,138,021	10,993,288
Schwab U.S. Aggregate Bond Index Fund	11,533,315	110,719,822
		121,713,110
Short-Term Bond 3.1%
Schwab Short-Term Bond Index Fund	3,071,386	29,946,008
		151,659,118

Money Market Fund 2.7%
Schwab Variable Share Price Money Fund, Ultra Shares 2.20% (a)	25,539,744	25,544,851
Total Affiliated Underlying Funds
(Cost $606,161,553)		731,279,189

Unaffiliated Underlying Funds 23.3% of net assets

Equity Funds 10.3%
International 2.0%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	2,124,230	19,096,828
Security	Number of Shares	Value ($)
Large-Cap 8.3%
ClearBridge Large Cap Growth Fund, Class IS	703,397	33,727,898
Dodge & Cox Stock Fund	103,091	20,799,617
TCW Relative Value Large Cap Fund, Class I	1,277,722	25,324,442
		79,851,957
		98,948,785

Fixed-Income Funds 13.0%
Intermediate-Term Bond 11.7%
Baird Aggregate Bond Fund, Institutional Class	1,247,593	12,925,063
Loomis Sayles Investment Grade Bond Fund, Class Y Shares	2,925,325	31,681,273
Metropolitan West Total Return Bond Fund, Class I	6,637,573	67,769,624
		112,375,960
International Bond 1.3%
PIMCO International Bond Fund U.S. Dollar-Hedged	1,139,093	12,245,248
		124,621,208
Total Unaffiliated Underlying Funds
(Cost $219,065,891)		223,569,993
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.2% of net assets

Time Deposit 0.2%
Sumitomo Mitsui Banking Corp.
1.54%, 11/01/18 (b)	1,877,749	1,877,749
Total Short-Term Investment
(Cost $1,877,749)		1,877,749
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2030 Fund
Portfolio Holdings as of October 31, 2018 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2018:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/17	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	3,869,158	1,031,702	(73,827)	4,827,033	($18,512,077)	($64,969)	$4,715,343
Laudus Mondrian Emerging Markets Fund	1,542,701	43,365	(1,586,066)	—	(443,904)	(423,082)	355,593
Laudus Mondrian International Government Fixed Income Fund	1,080,882	163	(1,081,045)	—	512,648	(422,995)	1,621
Laudus Small-Cap MarketMasters Fund, Select Shares	849,500	111,685	(40,827)	920,358	(2,372,285)	24,496	2,094,101
Laudus U.S. Large Cap Growth Fund	1,424,368	185,560	(498,299)	1,111,629	(4,506,007)	4,496,990	3,557,180
Schwab Core Equity Fund	4,705,517	550,405	(743,652)	4,512,270	(9,043,297)	752,128	12,389,627
Schwab Dividend Equity Fund	786,317	84,141	(105,201)	765,257	(1,433,737)	129,648	1,359,479
Schwab Emerging Markets Equity ETF	—	265,810	(265,810)	—	—	(399,638)	—
Schwab Global Real Estate Fund	4,005,110	205,085	—	4,210,195	(2,580,821)	—	1,547,606
Schwab Intermediate-Term Bond Fund	1,113,481	24,540	—	1,138,021	(437,880)	—	240,692
Schwab International Core Equity Fund	5,840,200	1,866,589	—	7,706,789	(12,292,189)	—	1,696,578
Schwab S&P 500 Index Fund	4,234,731	74,865	(933,107)	3,376,489	3,008,954	7,513,819	3,100,918
Schwab Short-Term Bond Index Fund	2,237,888	833,498	—	3,071,386	(591,594)	—	543,465
Schwab Small-Cap Equity Fund	1,403,512	204,050	(139,096)	1,468,466	(3,774,315)	129,705	4,266,677
Schwab U.S. Aggregate Bond Index Fund	10,273,819	2,022,950	(763,454)	11,533,315	(5,304,886)	(309,759)	3,113,890
Schwab U.S. Mid-Cap Index Fund	—	329,494	—	329,494	(698,526)	—	—
Schwab Variable Share Price Money Fund, Ultra Shares	12,596,054	12,943,690	—	25,539,744	(1,778)	—	366,567
Total					($58,471,694)	$11,426,343	$39,349,337
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$731,279,189	$—	$—	$731,279,189
Unaffiliated Underlying Funds[1]	223,569,993	—	—	223,569,993
Short-Term Investment[1]	—	1,877,749	—	1,877,749
Total	$954,849,182	$1,877,749	$—	$956,726,931
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2030 Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in affiliated underlying funds, at value (cost $606,161,553)		$731,279,189
Investments in unaffiliated issuers, at value (cost $220,943,640)		225,447,742
Receivables:
Investments sold		10,490,000
Dividends		576,019
Fund shares sold		343,756
Due from investment adviser		10,435
Interest		80
Prepaid expenses	+	20,968
Total assets		968,168,189
Liabilities
Payables:
Investments bought		9,058,416
Fund shares redeemed		1,304,151
Accrued expenses	+	49,595
Total liabilities		10,412,162
Net Assets
Total assets		968,168,189
Total liabilities	–	10,412,162
Net assets		$957,756,027
Net Assets by Source
Capital received from investors		787,661,406
Total distributable earnings[1]		170,094,621

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$957,756,027		62,845,887		$15.24

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 9 for additional information).

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2030 Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends received from affiliated underlying funds		$13,948,519
Dividends received from unaffiliated underlying funds		3,987,265
Interest	+	81,233
Total investment income		18,017,017
Expenses
Registration fees		41,614
Shareholder reports		38,320
Professional fees		28,545
Portfolio accounting fees		26,033
Transfer agent fees		15,832
Independent trustees’ fees		12,491
Custodian fees		1,496
Other expenses	+	13,661
Total expenses		177,992
Expense reduction by CSIM and its affiliates	–	177,992
Net expenses	–	—
Net investment income		18,017,017
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		25,400,818
Realized capital gain distributions received from unaffiliated underlying funds		6,818,713
Net realized gains on sales of affiliated underlying funds		11,426,343
Net realized gains on sales of unaffiliated underlying funds	+	501,849
Net realized gains		44,147,723
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		(58,471,694)
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	(10,884,018)
Net change in unrealized appreciation (depreciation)	+	(69,355,712)
Net realized and unrealized losses		(25,207,989)
Decrease in net assets resulting from operations		($7,190,972)

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2030 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$18,017,017	$13,568,617
Net realized gains		44,147,723	24,121,693
Net change in unrealized appreciation (depreciation)	+	(69,355,712)	103,885,184
Increase (decrease) in net assets from operations		(7,190,972)	141,575,494
Distributions to Shareholders1
Total distributions		($46,459,999)	($46,224,689)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		9,135,640	$146,351,661	9,681,587	$145,980,348
Shares reinvested		2,837,651	44,778,141	3,168,835	44,553,824
Shares redeemed	+	(9,152,781)	(145,893,558)	(8,932,547)	(133,954,943)
Net transactions in fund shares		2,820,510	$45,236,244	3,917,875	$56,579,229
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		60,025,377	$966,170,754	56,107,502	$814,240,720
Total increase or decrease	+	2,820,510	(8,414,727)	3,917,875	151,930,034
End of period[2]		62,845,887	$957,756,027	60,025,377	$966,170,754
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $13,474,267 from net investment income and $32,750,422 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 9 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $5,557,877 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2035 Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$15.58	$13.82	$14.70	$15.23	$14.12
Income (loss) from investment operations:
Net investment income (loss)	0.27 [1]	0.21 [1]	0.20 [1]	0.19 [1]	0.20
Net realized and unrealized gains (losses)	(0.38)	2.32	0.01	0.17	1.15
Total from investment operations	(0.11)	2.53	0.21	0.36	1.35
Less distributions:
Distributions from net investment income	(0.39)	(0.22)	(0.28)	(0.35)	(0.24)
Distributions from net realized gains	(0.14)	(0.55)	(0.81)	(0.54)	—
Total distributions	(0.53)	(0.77)	(1.09)	(0.89)	(0.24)
Net asset value at end of period	$14.94	$15.58	$13.82	$14.70	$15.23
Total return	(0.88%)	19.19%	1.63%	2.43%	9.62%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00% [3]	0.00%	0.00% [3]	0.00% [3]	0.00%
Gross operating expenses[2]	0.03%	0.04%	0.04%	0.05%	0.07%
Net investment income (loss)	1.70%	1.48%	1.46%	1.28%	1.28%
Portfolio turnover rate	14%	24%	3%	14%	24%
Net assets, end of period (x 1,000,000)	$447	$440	$361	$337	$282

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2035 Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 77.7% of net assets

Equity Funds 64.3%
Global Real Estate 3.5%
Schwab Global Real Estate Fund	2,201,108	15,561,834
International 21.3%
Laudus International MarketMasters Fund, Select Shares	2,482,513	56,824,717
Schwab International Core Equity Fund	3,975,332	38,322,205
		95,146,922
Large-Cap 32.3%
Laudus U.S. Large Cap Growth Fund *	770,955	16,166,919
Schwab Core Equity Fund	2,294,987	51,407,707
Schwab Dividend Equity Fund	523,990	8,085,170
Schwab S&P 500 Index Fund	1,620,139	68,710,085
		144,369,881
Mid-Cap 1.5%
Schwab U.S. Mid-Cap Index Fund *	165,587	6,548,956
Small-Cap 5.7%
Laudus Small-Cap MarketMasters Fund, Select Shares *	492,855	8,812,243
Schwab Small-Cap Equity Fund *	804,347	16,786,714
		25,598,957
		287,226,550

Fixed-Income Funds 11.3%
Intermediate-Term Bond 9.2%
Schwab Intermediate-Term Bond Fund	467,175	4,512,914
Schwab U.S. Aggregate Bond Index Fund	3,816,929	36,642,517
		41,155,431
Short-Term Bond 2.1%
Schwab Short-Term Bond Index Fund	952,494	9,286,817
		50,442,248

Money Market Fund 2.1%
Schwab Variable Share Price Money Fund, Ultra Shares 2.20% (a)	9,550,951	9,552,861
Total Affiliated Underlying Funds
(Cost $303,661,092)		347,221,659

Unaffiliated Underlying Funds 21.8% of net assets

Equity Funds 11.4%
International 2.9%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	1,427,480	12,833,050
Security	Number of Shares	Value ($)
Large-Cap 8.5%
ClearBridge Large Cap Growth Fund, Class IS	311,951	14,958,036
Dodge & Cox Stock Fund	52,897	10,672,574
TCW Relative Value Large Cap Fund, Class I	628,012	12,447,207
		38,077,817
		50,910,867

Fixed-Income Funds 10.4%
Intermediate-Term Bond 9.3%
Baird Aggregate Bond Fund, Institutional Class	360,790	3,737,787
Loomis Sayles Investment Grade Bond Fund, Class Y Shares	1,295,657	14,031,965
Metropolitan West Total Return Bond Fund, Class I	2,335,678	23,847,270
		41,617,022
International Bond 1.1%
PIMCO International Bond Fund U.S. Dollar-Hedged	448,650	4,822,989
		46,440,011
Total Unaffiliated Underlying Funds
(Cost $95,336,601)		97,350,878
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.5% of net assets

Time Deposit 0.5%
JPMorgan Chase Bank
1.54%, 11/01/18 (b)	1,998,588	1,998,588
Total Short-Term Investment
(Cost $1,998,588)		1,998,588
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2035 Fund
Portfolio Holdings as of October 31, 2018 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2018:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/17	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	1,926,709	555,804	—	2,482,513	($9,687,424)	$—	$2,348,080
Laudus Mondrian Emerging Markets Fund	1,013,481	28,489	(1,041,970)	—	(276,766)	(302,115)	233,607
Laudus Mondrian International Government Fixed Income Fund	409,383	62	(409,445)	—	65,368	(31,411)	614
Laudus Small-Cap MarketMasters Fund, Select Shares	472,127	62,071	(41,343)	492,855	(1,262,388)	(15,025)	1,163,840
Laudus U.S. Large Cap Growth Fund	949,422	123,370	(301,837)	770,955	(1,671,907)	1,698,716	2,365,010
Schwab Core Equity Fund	2,309,142	270,101	(284,256)	2,294,987	(4,350,241)	167,284	6,079,970
Schwab Dividend Equity Fund	511,548	54,995	(42,553)	523,990	(917,997)	30,855	888,566
Schwab Emerging Markets Equity ETF	—	175,230	(175,230)	—	—	(263,453)	—
Schwab Global Real Estate Fund	2,026,641	174,467	—	2,201,108	(1,321,162)	—	798,127
Schwab Intermediate-Term Bond Fund	457,101	10,074	—	467,175	(179,757)	—	98,808
Schwab International Core Equity Fund	2,940,472	1,034,860	—	3,975,332	(6,341,124)	—	854,207
Schwab S&P 500 Index Fund	1,981,817	69,028	(430,706)	1,620,139	1,780,104	3,104,054	1,457,428
Schwab Short-Term Bond Index Fund	578,765	373,729	—	952,494	(160,643)	—	151,382
Schwab Small-Cap Equity Fund	749,129	108,912	(53,694)	804,347	(1,872,145)	(112,952)	2,277,352
Schwab U.S. Aggregate Bond Index Fund	3,264,571	752,358	(200,000)	3,816,929	(1,751,366)	(89,471)	1,026,324
Schwab U.S. Mid-Cap Index Fund	—	165,587	—	165,587	(351,044)	—	—
Schwab Variable Share Price Money Fund, Ultra Shares	4,027,779	5,523,172	—	9,550,951	(650)	—	132,256
Total					($28,299,142)	$4,186,482	$19,875,571
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$347,221,659	$—	$—	$347,221,659
Unaffiliated Underlying Funds[1]	97,350,878	—	—	97,350,878
Short-Term Investment[1]	—	1,998,588	—	1,998,588
Total	$444,572,537	$1,998,588	$—	$446,571,125
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2035 Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in affiliated underlying funds, at value (cost $303,661,092)		$347,221,659
Investments in unaffiliated issuers, at value (cost $97,335,189)		99,349,466
Receivables:
Investments sold		3,300,000
Fund shares sold		883,210
Dividends		197,848
Due from investment adviser		10,810
Interest		85
Prepaid expenses	+	10,207
Total assets		450,973,285
Liabilities
Payables:
Investments bought		3,997,549
Fund shares redeemed		225,284
Accrued expenses	+	39,209
Total liabilities		4,262,042
Net Assets
Total assets		450,973,285
Total liabilities	–	4,262,042
Net assets		$446,711,243
Net Assets by Source
Capital received from investors		382,086,634
Total distributable earnings[1]		64,624,609

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$446,711,243		29,902,089		$14.94

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 9 for additional information).

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2035 Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends received from affiliated underlying funds		$6,266,772
Dividends received from unaffiliated underlying funds		1,565,570
Interest	+	42,133
Total investment income		7,874,475
Expenses
Registration fees		31,588
Professional fees		22,463
Shareholder reports		22,197
Portfolio accounting fees		19,347
Transfer agent fees		13,114
Independent trustees’ fees		9,741
Custodian fees		1,865
Interest expense		23
Other expenses	+	7,555
Total expenses		127,893
Expense reduction by CSIM and its affiliates	–	127,870
Net expenses	–	23
Net investment income		7,874,452
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		13,608,799
Realized capital gain distributions received from unaffiliated underlying funds		3,247,425
Net realized gains on sales of affiliated underlying funds		4,186,482
Net realized gains on sales of unaffiliated underlying funds	+	204,362
Net realized gains		21,247,068
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		(28,299,142)
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	(5,410,211)
Net change in unrealized appreciation (depreciation)	+	(33,709,353)
Net realized and unrealized losses		(12,462,285)
Decrease in net assets resulting from operations		($4,587,833)

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2035 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$7,874,452	$5,889,591
Net realized gains		21,247,068	3,953,590
Net change in unrealized appreciation (depreciation)	+	(33,709,353)	59,960,588
Increase (decrease) in net assets from operations		(4,587,833)	69,803,769
Distributions to Shareholders1
Total distributions		($14,879,119)	($20,218,859)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,706,172	$73,978,844	5,223,969	$75,702,508
Shares reinvested		927,015	14,405,805	1,463,205	19,709,361
Shares redeemed	+	(3,969,741)	(62,287,162)	(4,564,479)	(65,787,434)
Net transactions in fund shares		1,663,446	$26,097,487	2,122,695	$29,624,435
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		28,238,643	$440,080,708	26,115,948	$360,871,363
Total increase	+	1,663,446	6,630,535	2,122,695	79,209,345
End of period[2]		29,902,089	$446,711,243	28,238,643	$440,080,708
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $5,834,076 from net investment income and $14,384,783 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 9 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $2,070,853 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2040 Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$17.14	$15.12	$16.42	$16.77	$15.49
Income (loss) from investment operations:
Net investment income (loss)	0.28 [1]	0.23 [1]	0.22 [1]	0.21 [1]	0.21
Net realized and unrealized gains (losses)	(0.45)	2.78	(0.03) [2]	0.20	1.33
Total from investment operations	(0.17)	3.01	0.19	0.41	1.54
Less distributions:
Distributions from net investment income	(0.44)	(0.24)	(0.32)	(0.39)	(0.26)
Distributions from net realized gains	(0.26)	(0.75)	(1.17)	(0.37)	—
Total distributions	(0.70)	(0.99)	(1.49)	(0.76)	(0.26)
Net asset value at end of period	$16.27	$17.14	$15.12	$16.42	$16.77
Total return	(1.17%)	21.02%	1.38%	2.48%	10.07%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[3]	0.00% [4]	0.00%	0.00% [4]	0.00% [4]	0.00%
Gross operating expenses[3]	0.02%	0.02%	0.03%	0.03%	0.04%
Net investment income (loss)	1.65%	1.44%	1.45%	1.27%	1.26%
Portfolio turnover rate	17%	21%	4%	13%	23%
Net assets, end of period (x 1,000,000)	$962	$998	$841	$834	$768

1
Calculated based on the average shares outstanding during the period.
2
The per share amount does not agree with the change in aggregate gains and losses in securities during the period because of the timing of fund share transactions in relation to fluctuating market values for the investments.
3
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2040 Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 79.4% of net assets

Equity Funds 70.4%
Global Real Estate 4.0%
Schwab Global Real Estate Fund	5,422,234	38,335,191
International 23.3%
Laudus International MarketMasters Fund, Select Shares	5,888,109	134,778,808
Schwab International Core Equity Fund	9,226,476	88,943,233
		223,722,041
Large-Cap 35.0%
Laudus U.S. Large Cap Growth Fund *	2,285,362	47,924,048
Schwab Core Equity Fund	5,358,425	120,028,711
Schwab Dividend Equity Fund	1,576,784	24,329,779
Schwab S&P 500 Index Fund	3,406,417	144,466,135
		336,748,673
Mid-Cap 1.5%
Schwab U.S. Mid-Cap Index Fund *	375,070	14,834,037
Small-Cap 6.6%
Laudus Small-Cap MarketMasters Fund, Select Shares *	1,241,007	22,189,201
Schwab Small-Cap Equity Fund *	1,959,404	40,892,761
		63,081,962
		676,721,904

Fixed-Income Funds 7.3%
Intermediate-Term Bond 6.3%
Schwab Intermediate-Term Bond Fund	940,578	9,085,987
Schwab U.S. Aggregate Bond Index Fund	5,348,163	51,342,363
		60,428,350
Short-Term Bond 1.0%
Schwab Short-Term Bond Index Fund	987,151	9,624,727
		70,053,077

Money Market Fund 1.7%
Schwab Variable Share Price Money Fund, Ultra Shares 2.20% (a)	16,760,722	16,764,074
Total Affiliated Underlying Funds
(Cost $612,904,938)		763,539,055

Unaffiliated Underlying Funds 20.1% of net assets

Equity Funds 12.5%
International 3.7%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	3,998,927	35,950,354
Security	Number of Shares	Value ($)
Large-Cap 8.8%
ClearBridge Large Cap Growth Fund, Class IS	609,882	29,243,860
Dodge & Cox Stock Fund	113,928	22,986,119
TCW Relative Value Large Cap Fund, Class I	1,605,702	31,825,019
		84,054,998
		120,005,352

Fixed-Income Funds 7.6%
Intermediate-Term Bond 7.1%
Baird Aggregate Bond Fund, Institutional Class	427,427	4,428,144
Loomis Sayles Investment Grade Bond Fund, Class Y Shares	2,504,834	27,127,348
Metropolitan West Total Return Bond Fund, Class I	3,590,381	36,657,786
		68,213,278
International Bond 0.5%
PIMCO International Bond Fund U.S. Dollar-Hedged	488,699	5,253,514
		73,466,792
Total Unaffiliated Underlying Funds
(Cost $186,753,634)		193,472,144
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.0% of net assets

Time Deposit 0.0%
Sumitomo Mitsui Banking Corp.
1.54%, 11/01/18 (b)	113,084	113,084
Total Short-Term Investment
(Cost $113,084)		113,084
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2040 Fund
Portfolio Holdings as of October 31, 2018 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2018:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/17	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	4,746,119	1,171,674	(29,684)	5,888,109	($23,145,636)	($35,028)	$5,784,096
Laudus Mondrian Emerging Markets Fund	2,990,467	84,061	(3,074,528)	—	(782,041)	(994,552)	689,303
Laudus Mondrian International Government Fixed Income Fund	537,701	81	(537,782)	—	(10,413)	55,014	806
Laudus Small-Cap MarketMasters Fund, Select Shares	1,216,736	159,967	(135,696)	1,241,007	(3,330,638)	95,699	2,999,376
Laudus U.S. Large Cap Growth Fund	2,733,424	376,376	(824,438)	2,285,362	(5,008,549)	5,025,517	7,215,145
Schwab Core Equity Fund	5,639,832	659,692	(941,099)	5,358,425	(10,852,129)	924,851	14,849,678
Schwab Dividend Equity Fund	1,556,759	167,188	(147,163)	1,576,784	(2,780,660)	107,324	2,701,286
Schwab Emerging Markets Equity ETF	—	526,350	(526,350)	—	—	(791,353)	—
Schwab Global Real Estate Fund	5,158,108	264,126	—	5,422,234	(3,323,792)	—	1,993,134
Schwab Intermediate-Term Bond Fund	920,295	20,283	—	940,578	(361,909)	—	198,933
Schwab International Core Equity Fund	7,383,553	1,941,287	(98,364)	9,226,476	(15,204,453)	(59,880)	2,144,922
Schwab S&P 500 Index Fund	4,553,125	80,090	(1,226,798)	3,406,417	1,489,238	9,777,335	3,317,328
Schwab Short-Term Bond Index Fund	586,580	400,571	—	987,151	(169,881)	—	160,540
Schwab Small-Cap Equity Fund	2,009,039	292,084	(341,719)	1,959,404	(5,359,594)	261,738	6,107,478
Schwab U.S. Aggregate Bond Index Fund	4,603,548	1,214,949	(470,334)	5,348,163	(2,416,196)	(182,574)	1,457,159
Schwab U.S. Mid-Cap Index Fund	—	401,728	(26,658)	375,070	(795,149)	39,186	—
Schwab Variable Share Price Money Fund, Ultra Shares	5,832,001	12,428,271	(1,499,550)	16,760,722	(847)	—	245,352
Total					($72,052,649)	$14,223,277	$49,864,536
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$763,539,055	$—	$—	$763,539,055
Unaffiliated Underlying Funds[1]	193,472,144	—	—	193,472,144
Short-Term Investment[1]	—	113,084	—	113,084
Total	$957,011,199	$113,084	$—	$957,124,283
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2040 Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in affiliated underlying funds, at value (cost $612,904,938)		$763,539,055
Investments in unaffiliated issuers, at value (cost $186,866,718)		193,585,228
Receivables:
Investments sold		10,410,000
Fund shares sold		452,330
Dividends		286,862
Due from investment adviser		10,641
Prepaid expenses	+	19,287
Total assets		968,303,403
Liabilities
Payables:
Investments bought		5,858,909
Fund shares redeemed		489,586
Accrued expenses	+	56,218
Total liabilities		6,404,713
Net Assets
Total assets		968,303,403
Total liabilities	–	6,404,713
Net assets		$961,898,690
Net Assets by Source
Capital received from investors		755,140,084
Total distributable earnings[1]		206,758,606

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$961,898,690		59,128,296		$16.27

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 9 for additional information).

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2040 Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends received from affiliated underlying funds		$14,010,486
Dividends received from unaffiliated underlying funds		2,902,571
Interest	+	69,443
Total investment income		16,982,500
Expenses
Shareholder reports		56,074
Registration fees		36,785
Professional fees		28,442
Portfolio accounting fees		26,387
Transfer agent fees		22,055
Independent trustees’ fees		12,628
Custodian fees		1,161
Interest expense		359
Other expenses	+	13,956
Total expenses		197,847
Expense reduction by CSIM and its affiliates	–	197,488
Net expenses	–	359
Net investment income		16,982,141
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		35,854,050
Realized capital gain distributions received from unaffiliated underlying funds		7,603,103
Net realized gains on sales of affiliated underlying funds		14,223,277
Net realized gains on sales of unaffiliated underlying funds	+	796,470
Net realized gains		58,476,900
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		(72,052,649)
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	(13,706,528)
Net change in unrealized appreciation (depreciation)	+	(85,759,177)
Net realized and unrealized losses		(27,282,277)
Decrease in net assets resulting from operations		($10,300,136)

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2040 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$16,982,141	$13,266,752
Net realized gains		58,476,900	15,764,642
Net change in unrealized appreciation (depreciation)	+	(85,759,177)	145,329,592
Increase (decrease) in net assets from operations		(10,300,136)	174,360,986
Distributions to Shareholders1
Total distributions		($40,865,355)	($54,703,495)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,706,755	$115,547,716	7,851,862	$124,294,415
Shares reinvested		2,349,847	39,947,404	3,644,656	53,467,109
Shares redeemed	+	(8,162,708)	(140,666,145)	(8,921,765)	(140,664,847)
Net transactions in fund shares		893,894	$14,828,975	2,574,753	$37,096,677
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		58,234,402	$998,235,206	55,659,649	$841,481,038
Total increase or decrease	+	893,894	(36,336,516)	2,574,753	156,754,168
End of period[2]		59,128,296	$961,898,690	58,234,402	$998,235,206
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $13,243,888 from net investment income and $41,459,607 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 9 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $3,822,072 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2045 Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$13.92	$12.00	$12.51	$12.67	$11.66
Income (loss) from investment operations:
Net investment income (loss)	0.21 [1]	0.17 [1]	0.16 [1]	0.14 [1]	0.16
Net realized and unrealized gains (losses)	(0.39)	2.37	0.00 [2]	0.15	1.03
Total from investment operations	(0.18)	2.54	0.16	0.29	1.19
Less distributions:
Distributions from net investment income	(0.36)	(0.18)	(0.23)	(0.29)	(0.18)
Distributions from net realized gains	(0.03)	(0.44)	(0.44)	(0.16)	—
Total distributions	(0.39)	(0.62)	(0.67)	(0.45)	(0.18)
Net asset value at end of period	$13.35	$13.92	$12.00	$12.51	$12.67
Total return	(1.43%)	22.11%	1.40%	2.37%	10.30%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[3]	0.00% [4]	0.00%	0.00% [4]	0.00% [4]	0.00%
Gross operating expenses[3]	0.06%	0.10%	0.13%	0.20%	0.32%
Net investment income (loss)	1.52%	1.31%	1.34%	1.09%	1.03%
Portfolio turnover rate	12%	11%	1%	10%	23%
Net assets, end of period (x 1,000,000)	$139	$121	$82	$66	$41

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2045 Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 81.2% of net assets

Equity Funds 74.8%
Global Real Estate 4.2%
Schwab Global Real Estate Fund	827,016	5,847,007
International 24.8%
Laudus International MarketMasters Fund, Select Shares	897,774	20,550,044
Schwab International Core Equity Fund	1,436,919	13,851,897
		34,401,941
Large-Cap 37.3%
Laudus U.S. Large Cap Growth Fund *	412,073	8,641,161
Schwab Core Equity Fund	801,055	17,943,628
Schwab Dividend Equity Fund	265,235	4,092,578
Schwab S&P 500 Index Fund	497,004	21,077,950
		51,755,317
Mid-Cap 1.5%
Schwab U.S. Mid-Cap Index Fund *	53,756	2,126,038
Small-Cap 7.0%
Laudus Small-Cap MarketMasters Fund, Select Shares *	186,527	3,335,103
Schwab Small-Cap Equity Fund *	302,845	6,320,366
		9,655,469
		103,785,772

Fixed-Income Funds 4.8%
Intermediate-Term Bond 4.3%
Schwab Intermediate-Term Bond Fund	89,257	862,227
Schwab U.S. Aggregate Bond Index Fund	524,099	5,031,351
		5,893,578
Short-Term Bond 0.5%
Schwab Short-Term Bond Index Fund	77,513	755,748
		6,649,326

Money Market Fund 1.6%
Schwab Variable Share Price Money Fund, Ultra Shares 2.20% (a)	2,269,068	2,269,522
Total Affiliated Underlying Funds
(Cost $106,933,834)		112,704,620

Unaffiliated Underlying Funds 18.3% of net assets

Equity Funds 13.0%
International 4.6%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	708,504	6,369,456
Security	Number of Shares	Value ($)
Large-Cap 8.4%
ClearBridge Large Cap Growth Fund, Class IS	76,568	3,671,452
Dodge & Cox Stock Fund	21,013	4,239,475
TCW Relative Value Large Cap Fund, Class I	193,765	3,840,427
		11,751,354
		18,120,810

Fixed-Income Funds 5.3%
Intermediate-Term Bond 4.9%
Baird Aggregate Bond Fund, Institutional Class	43,004	445,526
Loomis Sayles Investment Grade Bond Fund, Class Y Shares	264,278	2,862,129
Metropolitan West Total Return Bond Fund, Class I	345,827	3,530,890
		6,838,545
International Bond 0.4%
PIMCO International Bond Fund U.S. Dollar-Hedged	47,502	510,643
		7,349,188
Total Unaffiliated Underlying Funds
(Cost $26,093,283)		25,469,998
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.8% of net assets

Time Deposit 0.8%
Sumitomo Mitsui Banking Corp.
1.54%, 11/01/18 (b)	1,066,959	1,066,959
Total Short-Term Investment
(Cost $1,066,959)		1,066,959
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2045 Fund
Portfolio Holdings as of October 31, 2018 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2018:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/17	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	598,666	311,179	(12,071)	897,774	($3,452,206)	($17,623)	$749,844
Laudus Mondrian Emerging Markets Fund	431,102	12,118	(443,220)	—	(180,069)	(113,585)	99,369
Laudus Mondrian International Government Fixed Income Fund	51,469	8	(51,477)	—	(12,361)	16,631	77
Laudus Small-Cap MarketMasters Fund, Select Shares	164,019	38,012	(15,504)	186,527	(449,192)	(10,924)	416,425
Laudus U.S. Large Cap Growth Fund	391,181	76,577	(55,685)	412,073	(184,373)	93,628	1,051,064
Schwab Core Equity Fund	716,762	127,202	(42,909)	801,055	(1,343,059)	(30,861)	1,887,234
Schwab Dividend Equity Fund	233,840	59,285	(27,890)	265,235	(416,062)	(5,266)	409,526
Schwab Emerging Markets Equity ETF	—	81,027	(81,027)	—	—	(121,822)	—
Schwab Global Real Estate Fund	635,930	191,086	—	827,016	(487,389)	—	284,091
Schwab Intermediate-Term Bond Fund	87,333	1,924	—	89,257	(34,344)	—	18,878
Schwab International Core Equity Fund	953,926	482,993	—	1,436,919	(2,255,274)	—	296,418
Schwab S&P 500 Index Fund	539,805	64,033	(106,834)	497,004	719,895	673,631	403,071
Schwab Short-Term Bond Index Fund	33,572	43,941	—	77,513	(10,905)	—	11,604
Schwab Small-Cap Equity Fund	277,434	63,044	(37,633)	302,845	(708,689)	(36,226)	843,398
Schwab U.S. Aggregate Bond Index Fund	346,074	178,025	—	524,099	(223,271)	—	126,181
Schwab U.S. Mid-Cap Index Fund	—	53,756	—	53,756	(113,962)	—	—
Schwab Variable Share Price Money Fund, Ultra Shares	542,324	1,726,744	—	2,269,068	(126)	—	29,204
Total					($9,151,387)	$447,583	$6,626,384
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$112,704,620	$—	$—	$112,704,620
Unaffiliated Underlying Funds[1]	25,469,998	—	—	25,469,998
Short-Term Investment[1]	—	1,066,959	—	1,066,959
Total	$138,174,618	$1,066,959	$—	$139,241,577
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2045 Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in affiliated underlying funds, at value (cost $106,933,834)		$112,704,620
Investments in unaffiliated issuers, at value (cost $27,160,242)		26,536,957
Receivables:
Fund shares sold		96,699
Dividends		27,074
Due from investment adviser		7,423
Interest		46
Prepaid expenses	+	5,934
Total assets		139,378,753
Liabilities
Payables:
Investments bought		524,682
Fund shares redeemed		12,541
Accrued expenses	+	28,053
Total liabilities		565,276
Net Assets
Total assets		139,378,753
Total liabilities	–	565,276
Net assets		$138,813,477
Net Assets by Source
Capital received from investors		128,542,348
Total distributable earnings[1]		10,271,129

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$138,813,477		10,398,113		$13.35

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 9 for additional information).

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2045 Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends received from affiliated underlying funds		$1,769,121
Dividends received from unaffiliated underlying funds		310,220
Interest	+	13,209
Total investment income		2,092,550
Expenses
Registration fees		24,424
Professional fees		19,422
Shareholder reports		12,952
Independent trustees’ fees		8,083
Portfolio accounting fees		6,339
Transfer agent fees		4,260
Custodian fees		2,293
Interest expense		75
Other expenses	+	4,313
Total expenses		82,161
Expense reduction by CSIM and its affiliates	–	82,086
Net expenses	–	75
Net investment income		2,092,475
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		4,857,263
Realized capital gain distributions received from unaffiliated underlying funds		929,461
Net realized gains on sales of affiliated underlying funds		447,583
Net realized gains on sales of unaffiliated underlying funds	+	27,679
Net realized gains		6,261,986
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		(9,151,387)
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	(1,913,031)
Net change in unrealized appreciation (depreciation)	+	(11,064,418)
Net realized and unrealized losses		(4,802,432)
Decrease in net assets resulting from operations		($2,709,957)

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2045 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$2,092,475	$1,331,729
Net realized gains		6,261,986	294,651
Net change in unrealized appreciation (depreciation)	+	(11,064,418)	18,340,150
Increase (decrease) in net assets from operations		(2,709,957)	19,966,530
Distributions to Shareholders1
Total distributions		($3,508,200)	($4,416,709)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,900,247	$41,054,579	2,762,281	$35,257,289
Shares reinvested		244,001	3,416,012	363,903	4,308,619
Shares redeemed	+	(1,449,612)	(20,558,109)	(1,244,586)	(15,883,333)
Net transactions in fund shares		1,694,636	$23,912,482	1,881,598	$23,682,575
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,703,477	$121,119,152	6,821,879	$81,886,756
Total increase	+	1,694,636	17,694,325	1,881,598	39,232,396
End of period[2]		10,398,113	$138,813,477	8,703,477	$121,119,152
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $1,270,308 from net investment income and $3,146,401 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 9 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $361,950 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2050 Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$14.07	$12.08	$12.60	$12.75	$11.72
Income (loss) from investment operations:
Net investment income (loss)	0.21 [1]	0.16 [1]	0.15 [1]	0.13 [1]	0.17
Net realized and unrealized gains (losses)	(0.41)	2.47	0.01	0.18	1.04
Total from investment operations	(0.20)	2.63	0.16	0.31	1.21
Less distributions:
Distributions from net investment income	(0.36)	(0.18)	(0.23)	(0.30)	(0.18)
Distributions from net realized gains	(0.02)	(0.46)	(0.45)	(0.16)	—
Total distributions	(0.38)	(0.64)	(0.68)	(0.46)	(0.18)
Net asset value at end of period	$13.49	$14.07	$12.08	$12.60	$12.75
Total return	(1.50%)	22.68%	1.39%	2.44%	10.43%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00% [3]	0.00%	0.01% [4]	0.00% [3]	0.00%
Gross operating expenses[2]	0.07%	0.11%	0.16%	0.25%	0.39%
Net investment income (loss)	1.45%	1.27%	1.31%	1.05%	0.99%
Portfolio turnover rate	10%	10%	1%	8%	23%
Net assets, end of period (x 1,000,000)	$122	$104	$68	$53	$33

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
4
The ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2050 Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 82.2% of net assets

Equity Funds 77.3%
Global Real Estate 4.4%
Schwab Global Real Estate Fund	772,964	5,464,854
International 25.4%
Laudus International MarketMasters Fund, Select Shares	824,810	18,879,895
Schwab International Core Equity Fund	1,268,597	12,229,280
		31,109,175
Large-Cap 38.6%
Laudus U.S. Large Cap Growth Fund *	393,317	8,247,861
Schwab Core Equity Fund	733,490	16,430,186
Schwab Dividend Equity Fund	253,177	3,906,516
Schwab S&P 500 Index Fund	439,773	18,650,781
		47,235,344
Mid-Cap 1.6%
Schwab U.S. Mid-Cap Index Fund *	50,489	1,996,844
Small-Cap 7.3%
Laudus Small-Cap MarketMasters Fund, Select Shares *	175,499	3,137,924
Schwab Small-Cap Equity Fund *	277,825	5,798,217
		8,936,141
		94,742,358

Fixed-Income Funds 3.3%
Intermediate-Term Bond 2.8%
Schwab Intermediate-Term Bond Fund	48,418	467,715
Schwab U.S. Aggregate Bond Index Fund	302,815	2,907,025
		3,374,740
Short-Term Bond 0.5%
Schwab Short-Term Bond Index Fund	69,051	673,246
		4,047,986

Money Market Fund 1.6%
Schwab Variable Share Price Money Fund, Ultra Shares 2.20% (a)	1,919,980	1,920,364
Total Affiliated Underlying Funds
(Cost $95,995,481)		100,710,708

Unaffiliated Underlying Funds 17.4% of net assets

Equity Funds 13.4%
International 5.1%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	690,389	6,206,598
Security	Number of Shares	Value ($)
Large-Cap 8.3%
ClearBridge Large Cap Growth Fund, Class IS	60,678	2,909,504
Dodge & Cox Stock Fund	19,838	4,002,590
TCW Relative Value Large Cap Fund, Class I	164,981	3,269,932
		10,182,026
		16,388,624

Fixed-Income Funds 4.0%
Intermediate-Term Bond 3.5%
Baird Aggregate Bond Fund, Institutional Class	21,038	217,955
Loomis Sayles Investment Grade Bond Fund, Class Y Shares	182,759	1,979,279
Metropolitan West Total Return Bond Fund, Class I	202,951	2,072,126
		4,269,360
International Bond 0.5%
PIMCO International Bond Fund U.S. Dollar-Hedged	54,602	586,973
		4,856,333
Total Unaffiliated Underlying Funds
(Cost $21,833,502)		21,244,957
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.3% of net assets

Time Deposit 0.3%
Sumitomo Mitsui Banking Corp.
1.54%, 11/01/18 (b)	402,314	402,314
Total Short-Term Investment
(Cost $402,314)		402,314
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2050 Fund
Portfolio Holdings as of October 31, 2018 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2018:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/17	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	530,596	294,214	—	824,810	($3,174,085)	$—	$660,118
Laudus Mondrian Emerging Markets Fund	410,023	11,526	(421,549)	—	(213,474)	(66,329)	94,510
Laudus Mondrian International Government Fixed Income Fund	41,974	7	(41,981)	—	(19,578)	23,058	63
Laudus Small-Cap MarketMasters Fund, Select Shares	155,786	37,129	(17,416)	175,499	(439,281)	(9,012)	384,028
Laudus U.S. Large Cap Growth Fund	372,185	63,949	(42,817)	393,317	(144,604)	81,679	982,419
Schwab Core Equity Fund	622,617	128,132	(17,259)	733,490	(1,206,157)	(17,971)	1,639,352
Schwab Dividend Equity Fund	213,507	49,067	(9,397)	253,177	(405,630)	(2,725)	374,411
Schwab Emerging Markets Equity ETF	—	77,536	(77,536)	—	—	(116,573)	—
Schwab Global Real Estate Fund	578,379	194,585	—	772,964	(433,217)	—	250,336
Schwab Intermediate-Term Bond Fund	47,374	1,044	—	48,418	(18,630)	—	10,240
Schwab International Core Equity Fund	844,296	444,247	(19,946)	1,268,597	(2,013,891)	(15,971)	250,929
Schwab S&P 500 Index Fund	463,950	48,538	(72,715)	439,773	611,163	510,636	345,275
Schwab Short-Term Bond Index Fund	7,260	61,791	—	69,051	(6,763)	—	7,551
Schwab Small-Cap Equity Fund	255,145	54,943	(32,263)	277,825	(642,439)	(48,294)	775,640
Schwab U.S. Aggregate Bond Index Fund	208,754	94,061	—	302,815	(128,171)	—	70,949
Schwab U.S. Mid-Cap Index Fund	—	50,489	—	50,489	(112,156)	—	—
Schwab Variable Share Price Money Fund, Ultra Shares	—	1,919,980	—	1,919,980	(71)	—	22,392
Total					($8,346,984)	$338,498	$5,868,213
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$100,710,708	$—	$—	$100,710,708
Unaffiliated Underlying Funds[1]	21,244,957	—	—	21,244,957
Short-Term Investment[1]	—	402,314	—	402,314
Total	$121,955,665	$402,314	$—	$122,357,979
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2050 Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in affiliated underlying funds, at value (cost $95,995,481)		$100,710,708
Investments in unaffiliated issuers, at value (cost $22,235,816)		21,647,271
Receivables:
Fund shares sold		183,663
Dividends		17,188
Due from investment adviser		7,602
Interest		17
Prepaid expenses	+	5,682
Total assets		122,572,131
Liabilities
Payables:
Investments bought		15,181
Fund shares redeemed		70,076
Accrued expenses	+	28,229
Total liabilities		113,486
Net Assets
Total assets		122,572,131
Total liabilities	–	113,486
Net assets		$122,458,645
Net Assets by Source
Capital received from investors		113,869,335
Total distributable earnings[1]		8,589,310

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$122,458,645		9,074,734		$13.49

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 9 for additional information).

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2050 Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends received from affiliated underlying funds		$1,494,000
Dividends received from unaffiliated underlying funds		230,871
Interest	+	12,539
Total investment income		1,737,410
Expenses
Registration fees		23,803
Professional fees		19,266
Shareholder reports		14,642
Independent trustees’ fees		7,991
Portfolio accounting fees		6,109
Transfer agent fees		5,037
Custodian fees		2,177
Interest expense		57
Other expenses	+	4,085
Total expenses		83,167
Expense reduction by CSIM and its affiliates	–	83,110
Net expenses	–	57
Net investment income		1,737,353
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		4,374,213
Realized capital gain distributions received from unaffiliated underlying funds		777,661
Net realized gains on sales of affiliated underlying funds		338,498
Net realized gains on sales of unaffiliated underlying funds	+	8,529
Net realized gains		5,498,901
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		(8,346,984)
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	(1,694,348)
Net change in unrealized appreciation (depreciation)	+	(10,041,332)
Net realized and unrealized losses		(4,542,431)
Decrease in net assets resulting from operations		($2,805,078)

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2050 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$1,737,353	$1,076,611
Net realized gains		5,498,901	146,280
Net change in unrealized appreciation (depreciation)	+	(10,041,332)	15,875,172
Increase (decrease) in net assets from operations		(2,805,078)	17,098,063
Distributions to Shareholders1
Total distributions		($2,923,022)	($3,657,818)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,657,737	$38,112,073	2,650,700	$34,292,743
Shares reinvested		199,234	2,825,139	296,528	3,537,587
Shares redeemed	+	(1,184,406)	(16,913,367)	(1,179,968)	(15,171,475)
Net transactions in fund shares		1,672,565	$24,023,845	1,767,260	$22,658,855
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		7,402,169	$104,162,900	5,634,909	$68,063,800
Total increase	+	1,672,565	18,295,745	1,767,260	36,099,100
End of period[2]		9,074,734	$122,458,645	7,402,169	$104,162,900
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $1,025,271 from net investment income and $2,632,547 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 9 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $266,815 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2055 Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14
Per-Share Data
Net asset value at beginning of period	$14.18	$12.09	$12.63	$12.79	$11.74
Income (loss) from investment operations:
Net investment income (loss)	0.20 [1]	0.16 [1]	0.15 [1]	0.13 [1]	0.16
Net realized and unrealized gains (losses)	(0.39)	2.55	0.00 [2]	0.17	1.07
Total from investment operations	(0.19)	2.71	0.15	0.30	1.23
Less distributions:
Distributions from net investment income	(0.37)	(0.17)	(0.23)	(0.30)	(0.18)
Distributions from net realized gains	(0.02)	(0.45)	(0.46)	(0.16)	—
Total distributions	(0.39)	(0.62)	(0.69)	(0.46)	(0.18)
Net asset value at end of period	$13.60	$14.18	$12.09	$12.63	$12.79
Total return	(1.49%)	23.35%	1.28%	2.36%	10.59%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[3]	0.00% [4]	0.00%	0.01% [5]	0.00% [4]	0.00%
Gross operating expenses[3]	0.11%	0.19%	0.27%	0.44%	0.68%
Net investment income (loss)	1.41%	1.24%	1.26%	1.03%	0.94%
Portfolio turnover rate	10%	9%	1%	8%	29%
Net assets, end of period (x 1,000,000)	$73	$60	$38	$29	$18

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
5
The ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2055 Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 83.4% of net assets

Equity Funds 79.7%
Global Real Estate 4.5%
Schwab Global Real Estate Fund	466,782	3,300,147
International 26.2%
Laudus International MarketMasters Fund, Select Shares	502,191	11,495,156
Schwab International Core Equity Fund	801,443	7,725,913
		19,221,069
Large-Cap 39.6%
Laudus U.S. Large Cap Growth Fund *	262,570	5,506,094
Schwab Core Equity Fund	441,792	9,896,131
Schwab Dividend Equity Fund	164,481	2,537,938
Schwab S&P 500 Index Fund	260,258	11,037,543
		28,977,706
Mid-Cap 1.7%
Schwab U.S. Mid-Cap Index Fund *	31,088	1,229,534
Small-Cap 7.7%
Laudus Small-Cap MarketMasters Fund, Select Shares *	103,082	1,843,099
Schwab Small-Cap Equity Fund *	181,470	3,787,284
		5,630,383
		58,358,839

Fixed-Income Funds 2.2%
Intermediate-Term Bond 1.7%
Schwab Intermediate-Term Bond Fund	18,111	174,949
Schwab U.S. Aggregate Bond Index Fund	108,173	1,038,462
		1,213,411
Short-Term Bond 0.5%
Schwab Short-Term Bond Index Fund	38,783	378,138
		1,591,549

Money Market Fund 1.5%
Schwab Variable Share Price Money Fund, Ultra Shares 2.20% (a)	1,111,588	1,111,810
Total Affiliated Underlying Funds
(Cost $58,316,491)		61,062,198

Unaffiliated Underlying Funds 16.2% of net assets

Equity Funds 13.7%
International 5.5%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	450,048	4,045,931
Security	Number of Shares	Value ($)
Large-Cap 8.2%
ClearBridge Large Cap Growth Fund, Class IS	32,559	1,561,226
Dodge & Cox Stock Fund	12,588	2,539,721
TCW Relative Value Large Cap Fund, Class I	97,139	1,925,303
		6,026,250
		10,072,181

Fixed-Income Funds 2.5%
Intermediate-Term Bond 2.3%
Baird Aggregate Bond Fund, Institutional Class	5,141	53,256
Loomis Sayles Investment Grade Bond Fund, Class Y Shares	65,684	711,359
Metropolitan West Total Return Bond Fund, Class I	91,708	936,342
		1,700,957
International Bond 0.2%
PIMCO International Bond Fund U.S. Dollar-Hedged	11,736	126,159
		1,827,116
Total Unaffiliated Underlying Funds
(Cost $12,286,754)		11,899,297
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.3% of net assets

Time Deposit 0.3%
BNP Paribas
1.54%, 11/01/18 (b)	216,966	216,966
Total Short-Term Investment
(Cost $216,966)		216,966
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2055 Fund
Portfolio Holdings as of October 31, 2018 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2018:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/17	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	310,559	192,009	(377)	502,191	($1,928,027)	($551)	$401,051
Laudus Mondrian Emerging Markets Fund	250,686	7,047	(257,733)	—	(134,320)	(52,956)	57,783
Laudus Mondrian International Government Fixed Income Fund	12,704	2	(12,706)	—	(6,039)	7,090	19
Laudus Small-Cap MarketMasters Fund, Select Shares	97,330	18,155	(12,403)	103,082	(254,586)	(7,231)	239,927
Laudus U.S. Large Cap Growth Fund	231,721	58,083	(27,234)	262,570	(58,423)	39,446	611,651
Schwab Core Equity Fund	367,417	91,133	(16,758)	441,792	(695,118)	(16,433)	967,409
Schwab Dividend Equity Fund	130,069	40,913	(6,501)	164,481	(256,322)	(1,260)	237,026
Schwab Emerging Markets Equity ETF	—	49,967	(49,967)	—	—	(75,124)	—
Schwab Global Real Estate Fund	334,404	132,378	—	466,782	(273,544)	—	152,120
Schwab Intermediate-Term Bond Fund	17,720	391	—	18,111	(6,968)	—	3,830
Schwab International Core Equity Fund	503,958	297,485	—	801,443	(1,243,470)	—	155,781
Schwab S&P 500 Index Fund	263,320	36,901	(39,963)	260,258	418,747	221,347	199,074
Schwab Short-Term Bond Index Fund	707	38,076	—	38,783	(2,056)	—	3,134
Schwab Small-Cap Equity Fund	153,323	49,763	(21,616)	181,470	(389,527)	(39,490)	481,946
Schwab U.S. Aggregate Bond Index Fund	61,548	46,625	—	108,173	(48,671)	—	26,722
Schwab U.S. Mid-Cap Index Fund	—	31,088	—	31,088	(67,466)	—	—
Schwab Variable Share Price Money Fund, Ultra Shares	—	1,111,588	—	1,111,588	(41)	—	12,984
Total					($4,945,831)	$74,838	$3,550,457
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$61,062,198	$—	$—	$61,062,198
Unaffiliated Underlying Funds[1]	11,899,297	—	—	11,899,297
Short-Term Investment[1]	—	216,966	—	216,966
Total	$72,961,495	$216,966	$—	$73,178,461
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2055 Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in affiliated underlying funds, at value (cost $58,316,491)		$61,062,198
Investments in unaffiliated issuers, at value (cost $12,503,720)		12,116,263
Receivables:
Fund shares sold		105,955
Dividends		7,201
Due from investment adviser		7,191
Prepaid expenses	+	5,050
Total assets		73,303,858
Liabilities
Payables:
Investments bought		6,039
Fund shares redeemed		11,683
Accrued expenses	+	27,034
Total liabilities		44,756
Net Assets
Total assets		73,303,858
Total liabilities	–	44,756
Net assets		$73,259,102
Net Assets by Source
Capital received from investors		68,329,540
Total distributable earnings[1]		4,929,562

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$73,259,102		5,387,514		$13.60

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 9 for additional information).

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2055 Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends received from affiliated underlying funds		$878,354
Dividends received from unaffiliated underlying funds		115,712
Interest	+	7,519
Total investment income		1,001,585
Expenses
Registration fees		21,287
Professional fees		18,846
Shareholder reports		13,912
Independent trustees’ fees		7,749
Portfolio accounting fees		5,519
Transfer agent fees		4,634
Custodian fees		2,311
Interest expense		41
Other expenses	+	3,667
Total expenses		77,966
Expense reduction by CSIM and its affiliates	–	77,925
Net expenses	–	41
Net investment income		1,001,544
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		2,672,103
Realized capital gain distributions received from unaffiliated underlying funds		455,826
Net realized gains on sales of affiliated underlying funds		74,838
Net realized losses on sales of unaffiliated underlying funds	+	(2,862)
Net realized gains		3,199,905
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		(4,945,831)
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	(1,032,325)
Net change in unrealized appreciation (depreciation)	+	(5,978,156)
Net realized and unrealized losses		(2,778,251)
Decrease in net assets resulting from operations		($1,776,707)

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2055 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$1,001,544	$599,097
Net realized gains		3,199,905	81,269
Net change in unrealized appreciation (depreciation)	+	(5,978,156)	9,300,647
Increase (decrease) in net assets from operations		(1,776,707)	9,981,013
Distributions to Shareholders1
Total distributions		($1,708,287)	($2,031,938)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,756,977	$25,445,073	1,552,727	$20,199,527
Shares reinvested		115,085	1,645,717	163,811	1,964,096
Shares redeemed	+	(691,784)	(10,025,434)	(673,145)	(8,694,815)
Net transactions in fund shares		1,180,278	$17,065,356	1,043,393	$13,468,808
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		4,207,236	$59,678,740	3,163,843	$38,260,857
Total increase	+	1,180,278	13,580,362	1,043,393	21,417,883
End of period[2]		5,387,514	$73,259,102	4,207,236	$59,678,740
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $570,725 from net investment income and $1,461,213 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 9 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $133,244 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2060 Fund
Financial Statements
Financial Highlights
	11/1/17– 10/31/18	11/1/16– 10/31/17	8/25/16 [1]– 10/31/16
Per-Share Data
Net asset value at beginning of period	$12.02	$9.83	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.14	0.08	0.01
Net realized and unrealized gains (losses)	(0.32)	2.22	(0.18)
Total from investment operations	(0.18)	2.30	(0.17)
Less distributions:
Distributions from net investment income	(0.29)	(0.11)	—
Distributions from net realized gains	(0.02)	—	—
Total distributions	(0.31)	(0.11)	—
Net asset value at end of period	$11.53	$12.02	$9.83
Total return	(1.64%)	23.63%	(1.70%) [3]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[4]	0.00%	0.00%	0.00% [5]
Gross operating expenses[4]	0.73%	1.89%	7.87% [5]
Net investment income (loss)	1.18%	0.75%	0.43% [5]
Portfolio turnover rate	22%	7%	0% [3]
Net assets, end of period (x 1,000,000)	$10	$6	$1

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
5
Annualized (except for non-recurring professional fees and shareholder report fees).

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2060 Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 83.4% of net assets

Equity Funds 80.5%
Global Real Estate 4.6%
Schwab Global Real Estate Fund	68,067	481,230
International 26.6%
Laudus International MarketMasters Fund, Select Shares	72,870	1,667,986
Schwab International Core Equity Fund	115,910	1,117,371
		2,785,357
Large-Cap 39.8%
Laudus U.S. Large Cap Growth Fund *	39,087	819,665
Schwab Core Equity Fund	64,401	1,442,577
Schwab Dividend Equity Fund	23,967	369,814
Schwab S&P 500 Index Fund	36,315	1,540,113
		4,172,169
Mid-Cap 1.6%
Schwab U.S. Mid-Cap Index Fund *	4,436	175,441
Small-Cap 7.9%
Laudus Small-Cap MarketMasters Fund, Select Shares *	15,798	282,473
Schwab Small-Cap Equity Fund *	26,021	543,059
		825,532
		8,439,729

Fixed-Income Funds 1.4%
Intermediate-Term Bond 1.3%
Schwab Intermediate-Term Bond Fund	1,093	10,562
Schwab U.S. Aggregate Bond Index Fund	12,658	121,520
		132,082
Short-Term Bond 0.1%
Schwab Short-Term Bond Index Fund	1,536	14,975
		147,057

Money Market Fund 1.5%
Schwab Variable Share Price Money Fund, Ultra Shares 2.20% (a)	151,598	151,628
Total Affiliated Underlying Funds
(Cost $8,902,364)		8,738,414

Unaffiliated Underlying Funds 15.9% of net assets

Equity Funds 14.3%
International 5.9%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	68,531	616,094
Security	Number of Shares	Value ($)
Large-Cap 8.4%
ClearBridge Large Cap Growth Fund, Class IS	4,501	215,844
Dodge & Cox Stock Fund	2,096	422,941
TCW Relative Value Large Cap Fund, Class I	12,197	241,739
		880,524
		1,496,618

Fixed-Income Funds 1.6%
Intermediate-Term Bond 1.6%
Baird Aggregate Bond Fund, Institutional Class	381	3,945
Loomis Sayles Investment Grade Bond Fund, Class Y Shares	7,791	84,371
Metropolitan West Total Return Bond Fund, Class I	7,354	75,086
		163,402
International Bond 0.0%
PIMCO International Bond Fund U.S. Dollar-Hedged	354	3,805
		167,207
Total Unaffiliated Underlying Funds
(Cost $1,765,746)		1,663,825
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.6% of net assets

Time Deposit 0.6%
Sumitomo Mitsui Banking Corp.
1.54%, 11/01/18 (b)	64,073	64,073
Total Short-Term Investment
(Cost $64,073)		64,073
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2060 Fund
Portfolio Holdings as of October 31, 2018 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2018:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/17	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	30,159	51,490	(8,779)	72,870	($267,953)	($11,840)	$43,684
Laudus Mondrian Emerging Markets Fund	25,316	9,929	(35,245)	—	(16,759)	(11,028)	6,106
Laudus Mondrian International Government Fixed Income Fund	374	—	(374)	—	(170)	200	1
Laudus Small-Cap MarketMasters Fund, Select Shares	9,739	6,059	—	15,798	(36,188)	—	26,035
Laudus U.S. Large Cap Growth Fund	22,846	21,975	(5,734)	39,087	(4,674)	812	69,475
Schwab Core Equity Fund	34,798	36,576	(6,973)	64,401	(84,940)	(8,671)	104,503
Schwab Dividend Equity Fund	13,236	13,199	(2,468)	23,967	(34,818)	(2,512)	27,348
Schwab Emerging Markets Equity ETF	—	7,575	(7,575)	—	—	(11,389)	—
Schwab Global Real Estate Fund	33,699	34,368	—	68,067	(39,747)	—	19,829
Schwab Intermediate-Term Bond Fund	1,070	23	—	1,093	(421)	—	231
Schwab International Core Equity Fund	48,282	75,060	(7,432)	115,910	(174,098)	(6,566)	16,901
Schwab S&P 500 Index Fund	25,370	26,803	(15,858)	36,315	67,440	10,603	21,447
Schwab Short-Term Bond Index Fund	—	1,536	—	1,536	(77)	—	51
Schwab Small-Cap Equity Fund	14,643	13,284	(1,906)	26,021	(45,186)	(4,940)	51,905
Schwab U.S. Aggregate Bond Index Fund	5,433	10,720	(3,495)	12,658	(3,682)	(1,270)	2,709
Schwab U.S. Mid-Cap Index Fund	—	4,436	—	4,436	(8,559)	—	—
Schwab Variable Share Price Money Fund, Ultra Shares	—	151,598	—	151,598	(5)	—	1,788
Total					($649,837)	($46,601)	$392,013
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$8,738,414	$—	$—	$8,738,414
Unaffiliated Underlying Funds[1]	1,663,825	—	—	1,663,825
Short-Term Investment[1]	—	64,073	—	64,073
Total	$10,402,239	$64,073	$—	$10,466,312
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2060 Fund
Statement of Assets and Liabilities

As of October 31, 2018
Assets
Investments in affiliated underlying funds, at value (cost $8,902,364)		$8,738,414
Investments in unaffiliated issuers, at value (cost $1,829,819)		1,727,898
Receivables:
Fund shares sold		32,934
Due from investment adviser		6,954
Dividends		691
Prepaid expenses	+	12,512
Total assets		10,519,403
Liabilities
Payables:
Investments bought		532
Fund shares redeemed		16,555
Accrued expenses	+	23,047
Total liabilities		40,134
Net Assets
Total assets		10,519,403
Total liabilities	–	40,134
Net assets		$10,479,269
Net Assets by Source
Capital received from investors		10,506,970
Total distributable loss[1]		(27,701)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$10,479,269		908,593		$11.53

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 9 for additional information).

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2060 Fund
Statement of Operations

For the period November 1, 2017 through October 31, 2018
Investment Income
Dividends received from affiliated underlying funds		$98,967
Dividends received from unaffiliated underlying funds		11,006
Interest	+	791
Total investment income		110,764
Expenses
Professional fees		25,834
Registration fees		20,488
Independent trustees’ fees		7,442
Portfolio accounting fees		4,759
Shareholder reports		3,253
Custodian fees		3,184
Transfer agent fees		569
Other expenses	+	3,088
Total expenses		68,617
Expense reduction by CSIM and its affiliates	–	68,617
Net expenses	–	—
Net investment income		110,764
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		293,046
Realized capital gain distributions received from unaffiliated underlying funds		38,379
Net realized losses on sales of affiliated underlying funds		(46,601)
Net realized gains on sales of unaffiliated underlying funds	+	2,147
Net realized gains		286,971
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		(649,837)
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	(132,740)
Net change in unrealized appreciation (depreciation)	+	(782,577)
Net realized and unrealized losses		(495,606)
Decrease in net assets resulting from operations		($384,842)

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2060 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/17-10/31/18		11/1/16-10/31/17
Net investment income		$110,764	$21,159
Net realized gains		286,971	8,946
Net change in unrealized appreciation (depreciation)	+	(782,577)	527,335
Increase (decrease) in net assets from operations		(384,842)	557,440
Distributions to Shareholders1
Total distributions		($176,152)	($13,894)

Transactions in Fund Shares
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		717,620	$8,830,977	438,825	$4,856,011
Shares reinvested		13,723	166,592	1,367	13,863
Shares redeemed	+	(299,186)	(3,681,826)	(26,595)	(306,598)
Net transactions in fund shares		432,157	$5,315,743	413,597	$4,563,276
Shares Outstanding and Net Assets
		11/1/17-10/31/18		11/1/16-10/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		476,436	$5,724,520	62,839	$617,698
Total increase	+	432,157	4,754,749	413,597	5,106,822
End of period[2]		908,593	$10,479,269	476,436	$5,724,520
[1]	For the period ended October 31, 2017, the fund distributed to shareholders $13,894 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 9 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $7,886 at October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Target 2010 Fund	Schwab Dividend Equity Fund
Schwab Target 2015 Fund	Schwab Large-Cap Growth Fund
Schwab Target 2020 Fund	Schwab Small-Cap Equity Fund
Schwab Target 2025 Fund	Schwab Hedged Equity Fund
Schwab Target 2030 Fund	Schwab Health Care Fund
Schwab Target 2035 Fund	Schwab International Core Equity Fund
Schwab Target 2040 Fund	Schwab Fundamental US Large Company Index Fund
Schwab Target 2045 Fund	Schwab Fundamental US Small Company Index Fund
Schwab Target 2050 Fund	Schwab Fundamental International Large Company Index Fund
Schwab Target 2055 Fund	Schwab Fundamental International Small Company Index Fund
Schwab Target 2060 Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab S&P 500 Index Fund	Schwab Fundamental Global Real Estate Index Fund
Schwab Small-Cap Index Fund®	Schwab Target 2010 Index Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2015 Index Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2020 Index Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2025 Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Target 2030 Index Fund
Schwab International Index Fund®	Schwab Target 2035 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2040 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2045 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2050 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2055 Index Fund
Laudus Small-Cap MarketMasters Fund™	Schwab Target 2060 Index Fund
Laudus International MarketMasters Fund™	Schwab® Monthly Income Fund - Moderate Payout
Schwab Balanced Fund	Schwab® Monthly Income Fund - Enhanced Payout
Schwab Core Equity Fund	Schwab ® Monthly Income Fund - Maximum Payout
The Schwab Target Funds are “funds of funds.” Each of the funds seeks to achieve its investment objective by investing in a combination of other affiliated Schwab and/or Laudus Funds and other unaffiliated, third-party mutual funds, in accordance with its target portfolio allocation. Each fund may also invest directly in equity and fixed-income securities, exchange-traded funds (ETFs), and cash and cash equivalents, including money market securities.
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the funds should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed and available on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov or at the SEC’s Public Reference Room in Washington D.C.
Effective November 5, 2018, the funds adopted SEC Regulation S-X disclosure requirement changes. The adopted changes are reflected throughout this report.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Underlying funds: Mutual funds are valued at their respective NAVs. ETFs traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and ETFs. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2018 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS Sweep are accounted for on a cost basis, which approximates market value.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets. Each fund bears its share of the acquired fund fees and expenses of the underlying funds, which are indirect expenses incurred by the fund through its investments in the underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(i) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(j) Recent Accounting Standards:
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The funds are permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The funds have early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and have delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the funds’ financial statements.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Asset Allocation Risk. The funds are subject to the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Direct Investment Risk. The funds may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain their allocations. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. The value of an investment in the funds is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The funds are subject to the performance, expenses and risks of the underlying funds in which they invest. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the funds may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although a fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.
•   Investment Risk. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•   Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will select or allocate assets that could cause the fund to underperform or otherwise not meet its objective. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

3. Risk Factors (continued):
•   Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or improving economic conditions, among other things, may result in an increase in interest rates. A rise in interest rates could cause an underlying fund’s shares price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.
•   Money Market Fund Risk. The funds may invest in underlying money market funds that either seek to maintain a stable $1 net asset value (“stable share price money market funds”) or have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
•   ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
•   Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.
•   Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
•   Derivatives Risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

3. Risk Factors (continued):
An underlying fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, liquidity risk, market risk and management risk, are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause an underlying fund to realize higher amounts of short-term capital gain. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) by an underlying fund could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
•   Credit Risk. Certain of the underlying funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. The underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of an underlying fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the underlying fund’s share price or yield to fall. Below investment-grade bonds (junk bonds)involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s credit worthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.
•   Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•   Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or an underlying fund may have to sell them at a loss.
•   Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.
•   Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. The funds are not subject to any fee under the Plan.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Expense Limitation
CSIM and its affiliates have agreed with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expense charged, excluding interest, taxes and certain non-routine expenses to 0.00%.
The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to underlying fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.
Investments in Affiliates
The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2018, each Schwab Target Fund’s ownership percentages of other related funds’ shares are:
Underlying Funds	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund
Laudus International MarketMasters Fund, Select Shares	0.2%	0.4%	2.8%	3.5%	7.2%	3.7%	8.8%	1.3%	1.2%	0.8%	0.1%
Laudus Small-Cap MarketMasters Fund, Select Shares	0.2%	0.4%	2.7%	3.9%	9.2%	4.9%	12.4%	1.9%	1.8%	1.0%	0.2%
Laudus U.S. Large Cap Growth Fund	—%	—%	0.1%	0.3%	1.1%	0.8%	2.2%	0.4%	0.4%	0.3%	0.0%*
Schwab Core Equity Fund	0.1%	0.2%	1.8%	2.3%	4.7%	2.4%	5.6%	0.8%	0.8%	0.5%	0.1%
Schwab Dividend Equity Fund	0.0%*	0.0%*	0.1%	0.2%	0.9%	0.6%	1.9%	0.3%	0.3%	0.2%	0.0%*
Schwab Global Real Estate Fund	0.3%	0.6%	4.4%	5.3%	10.9%	5.7%	14.0%	2.1%	2.0%	1.2%	0.2%
Schwab Intermediate-Term Bond Fund	—%	—%	0.7%	1.8%	3.6%	1.5%	3.0%	0.3%	0.2%	0.1%	0.0%*
Schwab International Core Equity Fund	0.2%	0.3%	2.5%	3.0%	6.4%	3.3%	7.6%	1.2%	1.0%	0.7%	0.1%
Schwab S&P 500 Index Fund	0.0%*	0.0%*	0.2%	0.2%	0.4%	0.2%	0.4%	0.1%	0.1%	0.0%*	0.0%*
Schwab Short-Term Bond Index Fund	1.0%	1.6%	7.6%	4.8%	5.5%	1.7%	1.8%	0.1%	0.1%	0.1%	0.0%*
Schwab Small-Cap Equity Fund	0.1%	0.2%	1.6%	2.4%	5.3%	2.9%	7.1%	1.1%	1.0%	0.7%	0.1%
Schwab Treasury Inflation Protected Securities Index Fund	0.4%	0.7%	3.0%	1.0%	—%	—%	—%	—%	—%	—%	—%
Schwab U.S. Aggregate Bond Index Fund	0.6%	1.0%	5.4%	4.0%	5.5%	1.8%	2.5%	0.2%	0.1%	0.1%	0.0%*
Schwab U.S. Mid Cap Index Fund	0.2%	0.4%	3.0%	3.6%	7.6%	3.8%	8.7%	1.2%	1.2%	0.7%	0.1%
Schwab Variable Share Price Money Fund, Ultra Shares	0.1%	0.2%	0.8%	0.5%	0.8%	0.3%	0.5%	0.1%	0.1%	0.0%*	0.0%*
*	Less than 0.05%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trusts were in compliance with these limitations throughout the report period. The trusts did not pay any of these interested persons for their services as trustees, but they did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $605 million line of credit (the Syndicated Credit Facility), which matured on October 4, 2018. On October 4, 2018, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $750 million, maturing on October 3, 2019. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
On December 1, 2017, the funds became participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matures on November 30, 2018. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2018, purchases and sales of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales of Securities
Schwab Target 2010 Fund	$8,675,143	$12,263,091
Schwab Target 2015 Fund	13,570,769	20,303,946
Schwab Target 2020 Fund	105,122,501	106,867,041
Schwab Target 2025 Fund	121,993,112	72,012,812
Schwab Target 2030 Fund	205,034,115	143,598,236
Schwab Target 2035 Fund	102,737,924	62,290,024
Schwab Target 2040 Fund	220,111,046	174,480,714
Schwab Target 2045 Fund	45,531,118	15,789,663
Schwab Target 2050 Fund	41,679,480	12,104,809
Schwab Target 2055 Fund	27,611,367	7,212,357
Schwab Target 2060 Fund	7,666,715	2,044,032

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

8. Redemption Fee:
Prior to February 28, 2017, the funds charged a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts were netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the prior period were as follows:
Prior Period (11/1/16-10/31/17)
Schwab Target 2010 Fund	$998
Schwab Target 2015 Fund	107
Schwab Target 2020 Fund	3,521
Schwab Target 2025 Fund	858
Schwab Target 2030 Fund	3,488
Schwab Target 2035 Fund	557
Schwab Target 2040 Fund	3,012
Schwab Target 2045 Fund	3,277
Schwab Target 2050 Fund	758
Schwab Target 2055 Fund	324
Schwab Target 2060 Fund	105

9. Federal Income Taxes:
As of October 31, 2018, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund
Tax cost	$49,302,386	$83,826,736	$490,793,865	$489,004,212	$830,841,576	$402,092,587	$803,782,779
Gross unrealized appreciation	$4,014,544	$8,959,574	$63,217,180	$52,059,562	$146,437,562	$53,048,723	$170,681,686
Gross unrealized depreciation	(1,514,747)	(2,412,079)	(13,616,065)	(12,147,550)	(20,552,207)	(8,570,185)	(17,340,182)
Net unrealized appreciation (depreciation)	$2,499,797	$6,547,495	$49,601,115	$39,912,012	$125,885,355	$44,478,538	$153,341,504

	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund
Tax cost	$134,470,749	$118,502,044	$70,964,706	$10,770,404
Gross unrealized appreciation	$8,062,540	$6,928,615	$4,132,950	$252,073
Gross unrealized depreciation	(3,291,712)	(3,072,680)	(1,919,195)	(556,165)
Net unrealized appreciation (depreciation)	$4,770,828	$3,855,935	$2,213,755	($304,092)

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

9. Federal Income Taxes (continued):
As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:
	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund
Undistributed ordinary income	$925,743	$1,449,106	$7,523,343	$5,316,629	$8,015,371	$3,116,251	$5,740,976
Undistributed long-term capital gains	1,406,359	1,712,836	15,400,799	15,467,968	36,193,895	17,029,820	47,676,126
Net unrealized appreciation (depreciation) on investments	2,499,797	6,547,495	49,601,115	39,912,012	125,885,355	44,478,538	153,341,504
Total	$4,831,899	$9,709,437	$72,525,257	$60,696,609	$170,094,621	$64,624,609	$206,758,606

	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund
Undistributed ordinary income	$633,025	$438,312	$237,340	$33,119
Undistributed long-term capital gains	4,867,276	4,295,063	2,478,467	243,272
Net unrealized appreciation (depreciation) on investments	4,770,828	3,855,935	2,213,755	(304,092)
Total	$10,271,129	$8,589,310	$4,929,562	($27,701)
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2018, the funds had no capital loss carryforwards available to offset future net capital gains.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund
Current period distributions
Ordinary income	$1,288,370	$2,404,301	$13,437,649	$12,438,291	$24,231,554	$11,010,719	$26,208,462
Long-term capital gains	—	3,042,010	18,504,304	7,224,551	22,228,445	3,868,400	14,656,893
Prior period distributions
Ordinary income	$1,060,087	$2,085,243	$9,368,626	$8,090,184	$14,157,501	$6,132,722	$14,204,470
Long-term capital gains	—	2,953,810	18,804,951	14,576,110	32,067,188	14,086,137	40,499,025

	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund
Current period distributions
Ordinary income	$3,207,884	$2,753,123	$1,624,107	$169,124
Long-term capital gains	300,316	169,899	84,180	7,028
Prior period distributions
Ordinary income	$1,270,308	$1,028,725	$570,725	$13,894
Long-term capital gains	3,146,401	2,629,093	1,461,213	—

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

9. Federal Income Taxes (continued):
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2018, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the funds did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund and Schwab Target 2060 Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund and Schwab Target 2060 Fund (eleven of the funds constituting Schwab Capital Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
San Francisco, California
December 14, 2018
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Other Federal Tax Information (unaudited)

The funds may elect to pass on the benefits of the foreign tax credit to their shareholders for the period ended October 31, 2018. The foreign tax credit and the foreign source income amounts are as follows:
	Foreign Tax Credit	Foreign Source Income
Schwab Target 2010 Fund	$19,499	$125,944
Schwab Target 2015 Fund	35,158	226,954
Schwab Target 2020 Fund	268,584	1,738,473
Schwab Target 2025 Fund	311,512	2,013,678
Schwab Target 2030 Fund	673,832	4,344,372
Schwab Target 2035 Fund	344,584	2,230,709
Schwab Target 2040 Fund	870,362	5,658,343
Schwab Target 2045 Fund	116,014	761,448
Schwab Target 2050 Fund	101,853	666,157
Schwab Target 2055 Fund	62,237	408,226
Schwab Target 2060 Fund	6,753	44,245
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2018, qualify for the corporate dividends received deduction:
Percentage
Schwab Target 2010 Fund	15.41
Schwab Target 2015 Fund	15.58
Schwab Target 2020 Fund	19.70
Schwab Target 2025 Fund	24.52
Schwab Target 2030 Fund	27.70
Schwab Target 2035 Fund	30.08
Schwab Target 2040 Fund	31.75
Schwab Target 2045 Fund	32.55
Schwab Target 2050 Fund	33.64
Schwab Target 2055 Fund	33.77
Schwab Target 2060 Fund	32.27
For the fiscal year ended October 31, 2018, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2019 via IRS Form 1099 of the amounts for use in preparing their 2018 income tax return.

Schwab Target 2010 Fund	$300,450
Schwab Target 2015 Fund	571,039
Schwab Target 2020 Fund	4,149,601
Schwab Target 2025 Fund	4,838,176
Schwab Target 2030 Fund	10,721,559
Schwab Target 2035 Fund	5,346,790
Schwab Target 2040 Fund	13,601,205
Schwab Target 2045 Fund	1,729,712
Schwab Target 2050 Fund	1,536,605
Schwab Target 2055 Fund	920,584
Schwab Target 2060 Fund	92,014

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2018:

Schwab Target 2010 Fund	$—
Schwab Target 2015 Fund	3,042,010
Schwab Target 2020 Fund	18,504,304
Schwab Target 2025 Fund	7,224,551
Schwab Target 2030 Fund	22,228,445
Schwab Target 2035 Fund	3,868,400
Schwab Target 2040 Fund	14,656,893
Schwab Target 2045 Fund	300,316
Schwab Target 2050 Fund	169,899
Schwab Target 2055 Fund	84,180
Schwab Target 2060 Fund	7,028

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended, requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund and Schwab Target 2060 Fund (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 26, 2018, and June 5, 2018, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 5, 2018.
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;
3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, exchange-traded funds and other accounts;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to each Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s infrastructure. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment and research tools, internet access, and an array of account features that benefit the Funds and certain of their shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds

Schwab Target Funds  |  Annual Report

Schwab Target Funds
and applicable indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the selection criteria and composition of the peer category. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, which may include exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. The Trustees noted that shareholders of the Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Funds invest. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly, and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. Also, because the Funds invest a portion of their assets in other funds within the Schwab fund complex, the Trustees considered whether CSIM indirectly benefits from the Funds’ investments in other underlying funds managed by CSIM. The Trustees considered whether the compensation and profitability with respect to each Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to such Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 101 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	101	Director (2005 – 2012), PS Business Parks, Inc.
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	101	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	101	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting); Chairman and CEO (Jan. 2008 – Apr. 2012), Aspiriant, LLC (wealth management).	101	None

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	101	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	101	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	101	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	101	Director (2012 – present), Eaton
Director and Chairman of the Audit Committee (2003 – 2013), Oneok Partners LP
Director (2009 – 2013), Oneok, Inc.
			Lead Independent Director (2002 – 2012), Board of Cooper Industries
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant (Jan. 2008 – present), Goldman Sachs & Co., Inc. (investment banking and securities firm); Co-CEO (Feb. 1998 – present), Colgin Cellars, LLC (vineyards).	101	Board Member and Chairman of the Audit Committee (1994 – present), Ionis Pharmaceuticals Lead Independent Director and Chair of Audit Committee (2014 – present), OUTFRONT Media Inc.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	101	Director (2008 – present), The Charles Schwab Corporation
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Jan. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).	101	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	101	None

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Jan. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).
Jonathan de St. Paer
1973
President
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President (Oct. 2018 – present), Charles Schwab Investment Management, Inc.; Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – present) and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.; President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs.
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director, Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of CSIM. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Government/Credit 1 – 5 Year Index An index that is a broad-based benchmark measuring the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar denominated with at least $250 million or more of outstanding face value and have a remaining maturity greater than or equal to one year and less than five years. The index excludes certain types of securities, including, bonds with equity type features (e.g., warrants, convertibles and preferreds), tax-exempt municipal securities, inflation-linked bonds, floating rate issues, strips, private placements, U.S. dollar denominated 25 and 50 par retail bonds, structured notes and pass-through certificates. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Intermediate Aggregate Bond Index  An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg Barclays US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $250 million or more of outstanding face value. It excludes zero-coupon STRIPS.
Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L)   An index which includes all publicly-issued U.S. Treasury Inflation-Protected Securities (TIPS) that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value. The TIPS in the index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The index is market capitalization weighted and the TIPS in the index are updated on the last business day of each month. TIPS are publicly issued, dollar denominated U.S. Government securities issued by the U.S. Treasury that have principal and interest payments linked to an official inflation measure (as measured by the Consumer Price Index, or CPI) and their payments are supported by the full faith and credit of the United States.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Dow Jones U.S. Total Stock Market Index   An index which includes all publicly traded stocks of companies headquartered in the United States for which pricing information is readily available. The index is a float adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA/NAREIT Global Index (Net)  An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
FTSE non-US Dollar World Government Bond Index  A market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least 1 year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell Midcap Index   An index that measures the performance of the midcap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
Target 2010 Composite Index  A custom blended index developed by CSIM based on the 2010 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective August 24, 2018, the composite is derived using the following portion allocations: 22.2% S&P 500 Index, 0.8% Russell Midcap Index, 2.0% Russell 2000 Index, 9.8% MSCI EAFE Index (Net), 38.3% Bloomberg Barclays US Aggregate Bond Index, 1.8% FTSE EPRA/NAREIT Global Index (Net), 6.4% Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L), 1.2% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 1.1% Bloomberg Barclays US Government/Credit Index, 9.8% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 6.8% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From February 1, 2018 to August 24, 2018, the composite was derived using the following portion allocations: 22.2% S&P 500 Index, 0.8% Russell Midcap Index, 2.0% Russell 2000 Index, 9.8% MSCI EAFE Index (Net), 38.3% Bloomberg Barclays US Aggregate Bond Index, 1.8% FTSE EPRA/NAREIT Global Index (Net), 6.4% Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L), 1.2% FTSE non-US Dollar World Government Bond Index, 1.1% Bloomberg Barclays US Government/Credit Index, 9.8% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 6.8% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2018. Percentages listed may not total to 100% due to rounding.
Target 2015 Composite Index  A custom blended index developed by CSIM based on the 2015 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective August 24, 2018, the composite is derived using the following portion allocations: 23.3% S&P 500 Index, 0.8% Russell Midcap Index, 2.1% Russell 2000 Index, 10.8% MSCI EAFE Index (Net), 36.7% Bloomberg Barclays US Aggregate Bond Index, 2.0% FTSE EPRA/NAREIT Global Index (Net), 6.1% Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L), 1.3% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 1.3% Bloomberg Barclays US Government/Credit Index, 9.3% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 6.4% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From February 1, 2018 to August 24, 2018, the composite was derived using the following portion allocations: 23.3% S&P 500 Index, 0.8% Russell Midcap Index, 2.1% Russell 2000 Index, 10.8% MSCI EAFE Index (Net), 36.7% Bloomberg Barclays US Aggregate Bond Index, 2.0% FTSE EPRA/NAREIT Global Index (Net), 6.1% Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L), 1.3% FTSE non-US Dollar World Government Bond Index, 1.3% Bloomberg Barclays US Government/Credit Index, 9.3% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 6.4% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2018. Percentages listed may not total to 100% due to rounding.
Target 2020 Composite Index  A custom blended index developed by CSIM based on the 2020 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective August 24, 2018, the composite is derived using the following portion allocations: 27.0% S&P 500 Index, 0.9% Russell Midcap Index, 2.6% Russell 2000 Index, 13.2% MSCI EAFE Index (Net), 32.8% Bloomberg Barclays US Aggregate Bond Index, 2.3% FTSE EPRA/NAREIT Global Index (Net), 0.5% Bloomberg Barclays US Intermediate Aggregate Bond Index, 0.3% MSCI Emerging Markets Index (Net), 4.2% Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L), 1.6% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 1.9% Bloomberg Barclays US Government/Credit Index, 7.3% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 5.3% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From February 1, 2018 to August 24, 2018, the composite was derived using the following portion allocations: 27.0% S&P 500 Index, 0.9% Russell Midcap Index, 2.6% Russell 2000 Index, 13.2% MSCI EAFE Index (Net), 32.8% Bloomberg Barclays US Aggregate Bond Index, 2.3% FTSE EPRA/NAREIT Global Index (Net), 0.5% Bloomberg Barclays US Intermediate Aggregate Bond Index, 0.3% MSCI Emerging Markets Index (Net), 4.2% Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L), 1.6% FTSE non-US Dollar World Government Bond Index, 1.9% Bloomberg Barclays US Government/Credit Index, 7.3% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 5.3% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2018. Percentages listed may not total to 100% due to rounding.
Target 2025 Composite Index  A custom blended index developed by CSIM based on the 2025 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a

Schwab Target Funds  |  Annual Report

Schwab Target Funds
combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective August 24, 2018, the composite is derived using the following portion allocations: 33.3% S&P 500 Index, 1.2% Russell Midcap Index, 3.8% Russell 2000 Index, 16.7% MSCI EAFE Index (Net), 25.5% Bloomberg Barclays US Aggregate Bond Index, 3.0% FTSE EPRA/NAREIT Global Index (Net), 1.1% Bloomberg Barclays US Intermediate Aggregate Bond Index, 1.1% MSCI Emerging Markets Index (Net), 1.4% Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L), 1.8% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 2.9% Bloomberg Barclays US Government/Credit Index, 4.4% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 3.9% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From February 1, 2018 to August 24, 2018, the composite was derived using the following portion allocations: 33.3% S&P 500 Index, 1.2% Russell Midcap Index, 3.8% Russell 2000 Index, 16.7% MSCI EAFE Index (Net), 25.5% Bloomberg Barclays US Aggregate Bond Index, 3.0% FTSE EPRA/NAREIT Global Index (Net), 1.1% Bloomberg Barclays US Intermediate Aggregate Bond Index, 1.1% MSCI Emerging Markets Index (Net), 1.4% Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L), 1.8% FTSE non-US Dollar World Government Bond Index, 2.9% Bloomberg Barclays US Government/Credit Index, 4.4% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 3.9% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2018. Percentages listed may not total to 100% due to rounding.
Target 2030 Composite Index  A custom blended index developed by CSIM based on the 2030 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective August 24, 2018, the composite is derived using the following portion allocations: 37.6% S&P 500 Index, 1.3% Russell Midcap Index, 4.7% Russell 2000 Index, 19.4% MSCI EAFE Index (Net), 19.6% Bloomberg Barclays US Aggregate Bond Index, 3.4% FTSE EPRA/NAREIT Global Index (Net), 1.3% Bloomberg Barclays US Intermediate Aggregate Bond Index, 2.0% MSCI Emerging Markets Index (Net), 1.7% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 3.3% Bloomberg Barclays US Government/Credit Index, 2.6% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 3.0% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From February 1, 2018 to August 24, 2018, the composite was derived using the following portion allocations: 37.6% S&P 500 Index, 1.3% Russell Midcap Index, 4.7% Russell 2000 Index, 19.4% MSCI EAFE Index (Net), 19.6% Bloomberg Barclays US Aggregate Bond Index, 3.4% FTSE EPRA/NAREIT Global Index (Net), 1.3% Bloomberg Barclays US Intermediate Aggregate Bond Index, 2.0% MSCI Emerging Markets Index (Net), 1.7% FTSE non-US Dollar World Government Bond Index, 3.3% Bloomberg Barclays US Government/Credit Index, 2.6% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 3.0% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2018. Percentages listed may not total to 100% due to rounding.
Target 2035 Composite Index  A custom blended index developed by CSIM based on the 2035 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US
Hedged Index. Effective August 24, 2018, the composite is derived using the following portion allocations: 40.9% S&P 500 Index, 1.4% Russell Midcap Index, 5.6% Russell 2000 Index, 21.4% MSCI EAFE Index (Net), 14.0% Bloomberg Barclays US Aggregate Bond Index, 3.8% FTSE EPRA/NAREIT Global Index (Net), 1.3% Bloomberg Barclays US Intermediate Aggregate Bond Index, 2.9% MSCI Emerging Markets Index (Net), 1.5% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 3.1% Bloomberg Barclays US Government/Credit Index, 1.5% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 2.6% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From February 1, 2018 to August 24, 2018, the composite was derived using the following portion allocations: 40.9% S&P 500 Index, 1.4% Russell Midcap Index, 5.6% Russell 2000 Index, 21.4% MSCI EAFE Index (Net), 14.0% Bloomberg Barclays US Aggregate Bond Index, 3.8% FTSE EPRA/NAREIT Global Index (Net), 1.3% Bloomberg Barclays US Intermediate Aggregate Bond Index, 2.9% MSCI Emerging Markets Index (Net), 1.5% FTSE non-US Dollar World Government Bond Index, 3.1% Bloomberg Barclays US Government/Credit Index, 1.5% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 2.6% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2018. Percentages listed may not total to 100% due to rounding.
Target 2040 Composite Index  A custom blended index developed by CSIM based on the 2040 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective August 24, 2018, the composite is derived using the following portion allocations: 43.8% S&P 500 Index, 1.6 Russell Midcap Index, 6.4% Russell 2000 Index, 23.3% MSCI EAFE Index (Net), 9.1% Bloomberg Barclays US Aggregate Bond Index, 4.2% FTSE EPRA/NAREIT Global Index (Net), 1.2% Bloomberg Barclays US Intermediate Aggregate Bond Index, 3.8% MSCI Emerging Markets Index (Net), 1.1% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 2.6% Bloomberg Barclays US Government/Credit Index, 0.7% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 2.2% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From February 1, 2018 to August 24, 2018, the composite was derived using the following portion allocations: 43.8% S&P 500 Index, 1.6 Russell Midcap Index, 6.4% Russell 2000 Index, 23.3% MSCI EAFE Index (Net), 9.1% Bloomberg Barclays US Aggregate Bond Index, 4.2% FTSE EPRA/NAREIT Global Index (Net), 1.2% Bloomberg Barclays US Intermediate Aggregate Bond Index, 3.8% MSCI Emerging Markets Index (Net), 1.1% FTSE non-US Dollar World Government Bond, 2.6% Bloomberg Barclays US Government/Credit Index, 0.7% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 2.2% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2018. Percentages listed may not total to 100% due to rounding.
Target 2045 Composite Index  A custom blended index developed by CSIM based on the 2045 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective August 24, 2018, the composite is derived using the following portion allocations: 45.8% S&P 500 Index, 1.6 % Russell Midcap Index, 7.0% Russell 2000 Index, 24.7% MSCI EAFE Index (Net), 5.8% Bloomberg Barclays US Aggregate Bond Index, 4.4% FTSE EPRA/NAREIT Global Index (Net), 1.0% Bloomberg Barclays US

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Intermediate Aggregate Bond Index, 4.6% MSCI Emerging Markets Index (Net), 0.8% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 2.0% Bloomberg Barclays US Government/Credit Index, 0.3% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 2.1% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From February 1, 2018 to August 24, 2018, the composite was derived using the following portion allocations: 45.8% S&P 500 Index, 1.6 % Russell Midcap Index, 7.0% Russell 2000 Index, 24.7% MSCI EAFE Index (Net), 5.8% Bloomberg Barclays US Aggregate Bond Index, 4.4% FTSE EPRA/NAREIT Global Index (Net), 1.0% Bloomberg Barclays US Intermediate Aggregate Bond Index, 4.6% MSCI Emerging Markets Index (Net), 0.8% FTSE non-US Dollar World Government Bond Index, 2.0% Bloomberg Barclays US Government/Credit Index, 0.3% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 2.1% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2018. Percentages listed may not total to 100% due to rounding.
Target 2050 Composite Index  A custom blended index developed by CSIM based on the 2050 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective August 24, 2018, the composite is derived using the following portion allocations: 46.8% S&P 500 Index, 1.7% Russell Midcap Index, 7.3% Russell 2000 Index, 25.5% MSCI EAFE Index (Net), 4.0% Bloomberg Barclays US Aggregate Bond Index, 4.6% FTSE EPRA/NAREIT Global Index (Net), 0.8% Bloomberg Barclays US Intermediate Aggregate Bond Index, 5.1% MSCI Emerging Markets Index (Net), 0.6% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 1.5% Bloomberg Barclays US Government/Credit Index, 0.1% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 2.0% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From February 1, 2018 to August 24, 2018, the composite was derived using the following portion allocations: 46.8% S&P 500 Index, 1.7% Russell Midcap Index, 7.3% Russell 2000 Index, 25.5% MSCI EAFE Index (Net), 4.0% Bloomberg Barclays US Aggregate Bond Index, 4.6% FTSE EPRA/NAREIT Global Index (Net), 0.8% Bloomberg Barclays US Intermediate Aggregate Bond Index, 5.1% MSCI Emerging Markets Index (Net), 0.6% FTSE non-US Dollar World Government Bond Index, 1.5% Bloomberg Barclays US Government/Credit Index, 0.1% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 2.0% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2018. Percentages listed may not total to 100% due to rounding.
Target 2055 Composite Index  A custom blended index developed by CSIM based on the 2055 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective August 24, 2018, the composite is derived using the following portion allocations: 47.7% S& P 500 Index, 1.7% Russell Midcap Index, 7.6% Russell 2000 Index, 26.2% MSCI EAFE Index (Net), 2.5% Bloomberg Barclays US Aggregate Bond Index, 4.7% FTSE EPRA/NAREIT Global Index (Net), 0.5% Bloomberg Barclays US Intermediate Aggregate Bond Index, 5.6% MSCI Emerging Markets Index (Net), 0.4% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 1.0% Bloomberg Barclays US Government/Credit Index, and 2.0% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From February 1, 2018 to August 24, 2018, the composite was derived using the following portion allocations: 47.7% S&P 500 Index, 1.7% Russell Midcap Index, 7.6% Russell 2000 Index, 26.2% MSCI EAFE Index (Net), 2.5% Bloomberg Barclays US Aggregate Bond Index, 4.7% FTSE EPRA/NAREIT Global Index (Net), 0.5% Bloomberg Barclays US Intermediate Aggregate Bond Index, 5.6% MSCI Emerging Markets Index (Net), 0.4% FTSE non-US Dollar World Government Bond Index, 1.0% Bloomberg Barclays US Government/Credit Index, and 2.0% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2018. Percentages listed may not total to 100% due to rounding.
Target 2060 Composite Index: A custom blended index developed by CSIM based on the 2060 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective August 24, 2018, the composite is derived using the following portion allocations: 48.3% S&P 500 Index, 1.7% Russell Midcap Index, 7.8% Russell 2000 Index, 26.6% MSCI EAFE Index (Net), 4.8% FTSE EPRA/NAREIT Global Index (Net), 5.8% MSCI Emerging Markets Index (Net), 1.7% Bloomberg Barclays US Aggregate Bond Index, 0.7% Bloomberg Barclays US Government/Credit Index, 0.4% Bloomberg Barclays US Intermediate Aggregate Bond Index, 0.3% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 2.0% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From February 1, 2018 to August 24, 2018, the composite was derived using the following portion allocations: 48.3% S&P 500 Index, 1.7% Russell Midcap Index, 7.8% Russell 2000 Index, 26.6% MSCI EAFE Index (Net), 4.8% FTSE EPRA/NAREIT Global Index (Net), 5.8% MSCI Emerging Markets Index (Net), 1.7% Bloomberg Barclays US Aggregate Bond Index, 0.7% Bloomberg Barclays US Government/Credit Index, 0.4% Bloomberg Barclays US Intermediate Aggregate Bond Index, 0.3% FTSE non-US Dollar World Government Bond Index, 2.0% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2018. Percentages listed may not total to 100% due to rounding.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2018 Schwab Funds. All rights reserved.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Funds
Bond Funds
Schwab Intermediate-Term Bond Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab® U.S. Aggregate Bond Index Fund
Schwab® Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund™1
Schwab California Tax-Free Bond Fund™1
Schwab Money Funds
Schwab offers an array of money market funds.2 Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Investor or Ultra fund share classes.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2018 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

[1]	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
[2]	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

This page is intentionally left blank.

MFR33732-13
00218116

Item 2: Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of fifty-two series. Thirty-seven series have a fiscal year-end of October 31, whose annual financial statements are reported in Item 1, three series have a fiscal year-end of December 31, eleven series have a fiscal year-end of March 31, and one series has a fiscal year-end of February 28. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the fifty-two series, based on their 2018 fiscal year, and to the forty-nine operational series based on their 2017 fiscal year, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2018	Fiscal Year 2017	Fiscal Year 2018	Fiscal Year 2017	Fiscal Year 2018	Fiscal Year 2017	Fiscal Year 2018	Fiscal Year 2017
$1,473,405	$1,404,027	$84,840	$75,000	$184,792	$166,000	$0	$0

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance.
[3]

The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e)	(1)	Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2018: $269,632    2017: $241,000

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

Except as noted below, the condensed schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The schedules of investments for the Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, Schwab Fundamental Emerging Markets Large Company Index Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund and Schwab International Index Fund are filed under this Item.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund, Schwab International Index Fund, Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the condensed portfolio holdings, of Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund, Schwab International Index Fund, Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund (twelve of the funds constituting Schwab Capital Trust, hereafter referred to as the “Funds”) as of October 31, 2018, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of October 31, 2018 (hereafter collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab International Index Fund, Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund: statements of operations for the year ended October 31, 2018 and statements of changes in net assets for each of the two years in the period ended October 31, 2018.

Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund and Schwab U.S. Mid-Cap Index Fund: statements of operations and changes in net assets for the period December 20, 2017 (commencement of operations) through October 31, 2018.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

San Francisco, California

December 14, 2018

We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.

2 of 2

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.5% of net assets

Automobiles & Components 0.5%
Aptiv plc	395,514	30,375,475
BorgWarner, Inc.	318,883	12,567,179
Ford Motor Co.	5,828,197	55,659,281
General Motors Co.	1,955,800	71,562,722
Harley-Davidson, Inc.	255,270	9,756,420
The Goodyear Tire & Rubber Co.	354,036	7,455,998
		187,377,075

Banks 6.0%
Bank of America Corp.	13,874,551	381,550,152
BB&T Corp.	1,156,870	56,871,729
Citigroup, Inc.	3,759,597	246,103,220
Citizens Financial Group, Inc.	714,100	26,671,635
Comerica, Inc.	253,570	20,681,169
Fifth Third Bancorp	999,347	26,972,376
Huntington Bancshares, Inc.	1,660,613	23,796,584
JPMorgan Chase & Co.	5,018,898	547,160,260
KeyCorp	1,571,372	28,536,115
M&T Bank Corp.	214,823	35,533,872
People's United Financial, Inc.	551,300	8,633,358
Regions Financial Corp.	1,636,945	27,778,957
SunTrust Banks, Inc.	687,716	43,092,285
SVB Financial Group *	80,000	18,978,400
The PNC Financial Services Group, Inc.	693,523	89,110,770
U.S. Bancorp	2,286,880	119,535,218
Wells Fargo & Co.	6,474,192	344,621,240
Zions Bancorp NA	289,198	13,606,766
		2,059,234,106

Capital Goods 6.5%
3M Co.	877,459	166,945,349
A.O. Smith Corp.	211,614	9,634,785
Allegion plc	141,333	12,116,478
AMETEK, Inc.	348,400	23,370,672
Arconic, Inc.	648,854	13,191,202
Caterpillar, Inc.	889,914	107,964,367
Cummins, Inc.	223,762	30,586,028
Deere & Co.	479,529	64,947,408
Dover Corp.	220,170	18,238,883
Eaton Corp. plc	645,138	46,237,040
Emerson Electric Co.	943,072	64,015,727
Fastenal Co.	422,774	21,734,811
Flowserve Corp.	193,500	8,881,650
Fluor Corp.	208,282	9,135,249
Fortive Corp.	457,987	34,005,535
Fortune Brands Home & Security, Inc.	217,200	9,737,076
General Dynamics Corp.	415,431	71,695,082
General Electric Co.	12,998,764	131,287,516
Harris Corp.	175,476	26,095,036
Honeywell International, Inc.	1,110,785	160,863,884
Huntington Ingalls Industries, Inc.	64,800	14,157,504
Illinois Tool Works, Inc.	459,362	58,600,810
Ingersoll-Rand plc	369,500	35,449,830
Security	Number of Shares	Value ($)
Jacobs Engineering Group, Inc.	174,334	13,090,740
Johnson Controls International plc	1,377,718	44,045,644
L3 Technologies, Inc.	118,485	22,449,353
Lockheed Martin Corp.	369,597	108,606,078
Masco Corp.	456,188	13,685,640
Northrop Grumman Corp.	260,496	68,236,927
PACCAR, Inc.	526,308	30,110,081
Parker-Hannifin Corp.	198,936	30,164,666
Pentair plc	240,982	9,675,427
Quanta Services, Inc. *	225,500	7,035,600
Raytheon Co.	425,487	74,477,245
Resideo Technologies, Inc. *	1	18
Rockwell Automation, Inc.	184,839	30,448,528
Rockwell Collins, Inc.	243,105	31,122,302
Roper Technologies, Inc.	154,084	43,590,364
Snap-on, Inc.	83,989	12,929,267
Stanley Black & Decker, Inc.	230,181	26,820,690
Textron, Inc.	367,996	19,735,625
The Boeing Co.	798,238	283,262,737
TransDigm Group, Inc. *	73,200	24,174,300
United Rentals, Inc. *	121,495	14,587,905
United Technologies Corp.	1,121,292	139,275,679
W.W. Grainger, Inc.	67,781	19,247,771
Xylem, Inc.	264,510	17,346,566
		2,223,011,075

Commercial & Professional Services 0.7%
Cintas Corp.	128,776	23,420,491
Copart, Inc. *	307,800	15,054,498
Equifax, Inc.	179,041	18,161,919
IHS Markit Ltd. *	534,200	28,061,526
Nielsen Holdings plc	530,700	13,787,586
Republic Services, Inc.	324,170	23,560,676
Robert Half International, Inc.	185,042	11,200,592
Rollins, Inc.	146,100	8,649,120
Stericycle, Inc. *	127,100	6,351,187
Verisk Analytics, Inc. *	245,525	29,423,716
Waste Management, Inc.	589,216	52,717,155
		230,388,466

Consumer Durables & Apparel 1.1%
D.R. Horton, Inc.	516,416	18,570,319
Garmin Ltd.	180,500	11,941,880
Hanesbrands, Inc.	541,000	9,283,560
Hasbro, Inc.	175,617	16,105,835
Leggett & Platt, Inc.	189,877	6,894,434
Lennar Corp., Class A	435,118	18,701,372
Mattel, Inc. *	511,794	6,950,163
Michael Kors Holdings Ltd. *	220,800	12,234,528
Mohawk Industries, Inc. *	94,703	11,812,305
Newell Brands, Inc.	647,850	10,287,858
NIKE, Inc., Class B	1,910,154	143,337,956
PulteGroup, Inc.	391,486	9,618,811
PVH Corp.	116,800	14,108,272
Ralph Lauren Corp.	83,426	10,812,844
Tapestry, Inc.	432,928	18,317,184
Under Armour, Inc., Class A *	288,800	6,385,368

1
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Under Armour, Inc., Class C *	273,692	5,427,312
VF Corp.	482,317	39,974,433
Whirlpool Corp.	96,990	10,645,622
		381,410,056

Consumer Services 1.7%
Carnival Corp.	608,321	34,090,309
Chipotle Mexican Grill, Inc. *	35,880	16,516,640
Darden Restaurants, Inc.	182,785	19,475,742
H&R Block, Inc.	308,705	8,193,031
Hilton Worldwide Holdings, Inc.	444,944	31,666,665
Marriott International, Inc., Class A	429,400	50,192,566
McDonald's Corp.	1,159,897	205,185,779
MGM Resorts International	764,728	20,402,943
Norwegian Cruise Line Holdings Ltd. *	303,600	13,379,652
Royal Caribbean Cruises Ltd.	255,500	26,758,515
Starbucks Corp.	2,009,486	117,092,749
Wynn Resorts Ltd.	145,700	14,657,420
Yum! Brands, Inc.	477,432	43,164,627
		600,776,638

Diversified Financials 5.2%
Affiliated Managers Group, Inc.	80,700	9,172,362
American Express Co.	1,054,519	108,330,737
Ameriprise Financial, Inc.	211,098	26,860,110
Berkshire Hathaway, Inc., Class B *	2,912,136	597,803,278
BlackRock, Inc.	183,047	75,309,197
Capital One Financial Corp.	712,472	63,623,750
Cboe Global Markets, Inc.	169,800	19,161,930
CME Group, Inc.	508,938	93,257,799
Discover Financial Services	511,594	35,642,754
E*TRADE Financial Corp.	387,919	19,170,957
Franklin Resources, Inc.	456,106	13,911,233
Intercontinental Exchange, Inc.	860,507	66,293,459
Invesco Ltd.	613,847	13,326,618
Jefferies Financial Group, Inc.	432,451	9,284,723
Moody's Corp.	250,529	36,446,959
Morgan Stanley	1,982,023	90,499,170
MSCI, Inc.	132,182	19,877,529
Nasdaq, Inc.	173,400	15,035,514
Northern Trust Corp.	332,306	31,260,025
Raymond James Financial, Inc.	197,500	15,146,275
S&P Global, Inc.	376,927	68,721,331
State Street Corp.	564,626	38,818,038
Synchrony Financial	1,015,499	29,327,611
T. Rowe Price Group, Inc.	362,483	35,157,226
The Bank of New York Mellon Corp.	1,369,473	64,817,157
The Charles Schwab Corp. (a)	1,787,189	82,639,619
The Goldman Sachs Group, Inc.	523,640	118,012,747
		1,796,908,108

Energy 5.7%
Anadarko Petroleum Corp.	766,009	40,751,679
Apache Corp.	567,722	21,476,923
Baker Hughes, a GE Co.	617,858	16,490,630
Cabot Oil & Gas Corp.	666,200	16,142,026
Chevron Corp.	2,861,949	319,536,606
Cimarex Energy Co.	146,330	11,628,845
Concho Resources, Inc. *	297,898	41,434,633
ConocoPhillips	1,735,927	121,341,297
Devon Energy Corp.	761,958	24,687,439
EOG Resources, Inc.	865,038	91,123,103
EQT Corp.	392,700	13,340,019
Exxon Mobil Corp.	6,323,254	503,836,879
Halliburton Co.	1,312,168	45,505,986
Security	Number of Shares	Value ($)
Helmerich & Payne, Inc.	162,800	10,140,812
Hess Corp.	372,177	21,362,960
HollyFrontier Corp.	241,100	16,259,784
Kinder Morgan, Inc.	2,839,544	48,329,039
Marathon Oil Corp.	1,269,109	24,100,380
Marathon Petroleum Corp.	1,010,730	71,205,928
National Oilwell Varco, Inc.	574,824	21,153,523
Newfield Exploration Co. *	294,175	5,942,335
Noble Energy, Inc.	717,067	17,819,115
Occidental Petroleum Corp.	1,145,936	76,857,927
ONEOK, Inc.	617,626	40,516,266
Phillips 66	635,495	65,341,596
Pioneer Natural Resources Co.	253,739	37,368,143
Schlumberger Ltd.	2,063,213	105,863,459
TechnipFMC plc	636,000	16,726,800
The Williams Cos., Inc.	1,799,061	43,771,154
Valero Energy Corp.	635,687	57,904,729
		1,947,960,015

Food & Staples Retailing 1.6%
Costco Wholesale Corp.	655,722	149,917,721
Sysco Corp.	715,378	51,027,913
The Kroger Co.	1,185,797	35,289,319
Walgreens Boots Alliance, Inc.	1,260,637	100,561,013
Walmart, Inc.	2,143,676	214,967,829
		551,763,795

Food, Beverage & Tobacco 4.1%
Altria Group, Inc.	2,816,400	183,178,656
Archer-Daniels-Midland Co.	840,651	39,720,760
Brown-Forman Corp., Class B	251,705	11,664,010
Campbell Soup Co.	282,211	10,557,513
ConAgra Brands, Inc.	700,349	24,932,424
Constellation Brands, Inc., Class A	249,264	49,660,867
General Mills, Inc.	889,252	38,949,238
Hormel Foods Corp.	410,699	17,922,904
Kellogg Co.	376,296	24,639,862
McCormick & Co., Inc. - Non Voting Shares	179,802	25,891,488
Molson Coors Brewing Co., Class B	285,210	18,253,440
Mondelez International, Inc., Class A	2,183,471	91,662,113
Monster Beverage Corp. *	592,740	31,326,309
PepsiCo, Inc.	2,113,296	237,492,204
Philip Morris International, Inc.	2,323,205	204,604,664
The Coca-Cola Co.	5,719,616	273,855,214
The Hershey Co.	211,728	22,686,655
The JM Smucker Co.	168,013	18,199,168
The Kraft Heinz Co.	925,375	50,867,864
Tyson Foods, Inc., Class A	443,990	26,603,881
		1,402,669,234

Health Care Equipment & Services 6.7%
Abbott Laboratories	2,622,672	180,807,008
ABIOMED, Inc. *	66,800	22,792,160
Aetna, Inc.	489,749	97,166,202
Align Technology, Inc. *	109,500	24,221,400
AmerisourceBergen Corp.	236,046	20,772,048
Anthem, Inc.	388,412	107,034,695
Baxter International, Inc.	739,634	46,234,521
Becton, Dickinson & Co.	399,655	92,120,477
Boston Scientific Corp. *	2,059,663	74,436,221
Cardinal Health, Inc.	466,033	23,581,270
Centene Corp. *	304,900	39,734,568
Cerner Corp. *	489,690	28,049,443
Cigna Corp.	363,371	77,692,353

2
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
CVS Health Corp.	1,525,085	110,400,903
Danaher Corp.	922,891	91,735,365
DaVita, Inc. *	188,800	12,713,792
DENTSPLY SIRONA, Inc.	339,734	11,764,988
Edwards Lifesciences Corp. *	311,827	46,025,665
Express Scripts Holding Co. *	838,808	81,339,212
HCA Healthcare, Inc.	401,822	53,655,292
Henry Schein, Inc. *	227,646	18,894,618
Hologic, Inc. *	403,400	15,728,566
Humana, Inc.	206,393	66,130,381
IDEXX Laboratories, Inc. *	128,027	27,157,087
Intuitive Surgical, Inc. *	170,243	88,727,247
Laboratory Corp. of America Holdings *	153,471	24,639,769
McKesson Corp.	298,344	37,221,397
Medtronic plc	2,019,861	181,423,915
Quest Diagnostics, Inc.	204,380	19,234,202
ResMed, Inc.	212,978	22,558,630
Stryker Corp.	461,990	74,944,018
The Cooper Cos., Inc.	72,700	18,779,137
UnitedHealth Group, Inc.	1,437,759	375,758,315
Universal Health Services, Inc., Class B	127,800	15,535,368
Varian Medical Systems, Inc. *	137,606	16,426,028
WellCare Health Plans, Inc. *	75,400	20,809,646
Zimmer Biomet Holdings, Inc.	303,623	34,488,537
		2,300,734,444

Household & Personal Products 1.6%
Church & Dwight Co., Inc.	367,124	21,796,152
Colgate-Palmolive Co.	1,298,708	77,338,061
Coty, Inc., Class A	671,800	7,087,490
Kimberly-Clark Corp.	517,893	54,016,240
The Clorox Co.	193,057	28,659,312
The Estee Lauder Cos., Inc., Class A	334,621	45,990,310
The Procter & Gamble Co.	3,715,479	329,488,678
		564,376,243

Insurance 2.3%
Aflac, Inc.	1,142,040	49,187,663
American International Group, Inc.	1,323,116	54,631,460
Aon plc	362,521	56,618,530
Arthur J. Gallagher & Co.	273,800	20,263,938
Assurant, Inc.	79,449	7,723,237
Brighthouse Financial, Inc. *	174,697	6,923,242
Chubb Ltd.	692,096	86,449,711
Cincinnati Financial Corp.	226,962	17,848,292
Everest Re Group Ltd.	60,767	13,238,699
Lincoln National Corp.	325,371	19,584,080
Loews Corp.	415,616	19,351,081
Marsh & McLennan Cos., Inc.	754,296	63,926,586
MetLife, Inc.	1,481,770	61,034,106
Principal Financial Group, Inc.	395,467	18,614,632
Prudential Financial, Inc.	623,695	58,490,117
The Allstate Corp.	517,482	49,533,377
The Hartford Financial Services Group, Inc.	540,621	24,555,006
The Progressive Corp.	871,657	60,754,493
The Travelers Cos., Inc.	399,782	50,024,722
Torchmark Corp.	153,466	12,992,431
Unum Group	326,740	11,847,592
Willis Towers Watson plc	196,389	28,115,049
		791,708,044

Materials 2.5%
Air Products & Chemicals, Inc.	327,401	50,534,344
Albemarle Corp.	161,446	16,018,672
Security	Number of Shares	Value ($)
Avery Dennison Corp.	130,176	11,809,567
Ball Corp.	510,228	22,858,215
CF Industries Holdings, Inc.	351,018	16,859,395
DowDuPont, Inc.	3,451,538	186,106,929
Eastman Chemical Co.	210,292	16,476,378
Ecolab, Inc.	378,825	58,017,049
FMC Corp.	204,400	15,959,552
Freeport-McMoRan, Inc.	2,162,740	25,195,921
International Flavors & Fragrances, Inc.	150,743	21,806,482
International Paper Co.	609,189	27,632,813
Linde plc	820,980	135,847,561
LyondellBasell Industries N.V., Class A	475,100	42,412,177
Martin Marietta Materials, Inc.	93,900	16,083,192
Newmont Mining Corp.	799,097	24,708,079
Nucor Corp.	473,903	28,017,145
Packaging Corp. of America	142,320	13,066,399
PPG Industries, Inc.	360,837	37,920,360
Sealed Air Corp.	238,868	7,729,769
The Mosaic Co.	529,700	16,388,918
The Sherwin-Williams Co.	122,205	48,084,001
Vulcan Materials Co.	198,751	20,101,676
WestRock Co.	379,789	16,319,533
		875,954,127

Media & Entertainment 8.0%
Activision Blizzard, Inc.	1,136,926	78,504,740
Alphabet, Inc., Class A *	446,461	486,901,437
Alphabet, Inc., Class C *	459,916	495,223,751
CBS Corp., Class B - Non Voting Shares	501,836	28,780,295
Charter Communications, Inc., Class A *	266,700	85,442,679
Comcast Corp., Class A	6,835,957	260,723,400
Discovery, Inc., Class A *	233,359	7,558,498
Discovery, Inc., Class C *	546,665	16,022,751
DISH Network Corp., Class A *	342,200	10,519,228
Electronic Arts, Inc. *	454,711	41,369,607
Facebook, Inc., Class A *	3,602,960	546,893,299
Netflix, Inc. *	650,783	196,393,294
News Corp., Class A	545,800	7,199,102
News Corp., Class B	205,200	2,737,368
Omnicom Group, Inc.	335,088	24,903,740
Take-Two Interactive Software, Inc. *	168,200	21,675,934
The Interpublic Group of Cos., Inc.	574,465	13,304,609
The Walt Disney Co.	2,221,624	255,109,084
TripAdvisor, Inc. *	153,013	7,978,098
Twenty-First Century Fox, Inc., Class A	1,572,601	71,584,798
Twenty-First Century Fox, Inc., Class B	721,483	32,596,602
Twitter, Inc. *	1,072,000	37,252,000
Viacom, Inc., Class B	537,591	17,192,160
		2,745,866,474

Pharmaceuticals, Biotechnology & Life Sciences 8.3%
AbbVie, Inc.	2,262,506	176,136,092
Agilent Technologies, Inc.	477,934	30,965,344
Alexion Pharmaceuticals, Inc. *	331,230	37,120,946
Allergan plc	475,160	75,080,032
Amgen, Inc.	967,553	186,534,543
Biogen, Inc. *	300,023	91,287,998
Bristol-Myers Squibb Co.	2,442,188	123,428,181
Celgene Corp. *	1,054,251	75,484,372
Eli Lilly & Co.	1,429,821	155,049,789
Gilead Sciences, Inc.	1,937,356	132,088,932
Illumina, Inc. *	219,700	68,359,655
Incyte Corp. *	266,100	17,248,602
IQVIA Holdings, Inc. *	242,871	29,856,132
Johnson & Johnson	4,007,255	560,975,627
Merck & Co., Inc.	3,973,236	292,469,902

3
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Mettler-Toledo International, Inc. *	37,400	20,451,068
Mylan N.V. *	760,472	23,764,750
Nektar Therapeutics *	256,800	9,933,024
PerkinElmer, Inc.	162,960	14,092,781
Perrigo Co., plc	186,100	13,082,830
Pfizer, Inc.	8,756,446	377,052,565
Regeneron Pharmaceuticals, Inc. *	116,400	39,487,536
Thermo Fisher Scientific, Inc.	602,052	140,669,450
Vertex Pharmaceuticals, Inc. *	381,641	64,672,884
Waters Corp. *	115,752	21,956,997
Zoetis, Inc.	717,834	64,712,735
		2,841,962,767

Real Estate 2.8%
Alexandria Real Estate Equities, Inc.	156,100	19,080,103
American Tower Corp.	659,698	102,787,545
Apartment Investment & Management Co., Class A	230,014	9,899,803
AvalonBay Communities, Inc.	206,799	36,268,409
Boston Properties, Inc.	231,880	28,001,829
CBRE Group, Inc., Class A *	471,240	18,986,260
Crown Castle International Corp.	621,323	67,562,663
Digital Realty Trust, Inc.	307,600	31,762,776
Duke Realty Corp.	543,817	14,993,035
Equinix, Inc.	118,809	44,997,721
Equity Residential	551,221	35,807,316
Essex Property Trust, Inc.	99,800	25,027,844
Extra Space Storage, Inc.	191,300	17,228,478
Federal Realty Investment Trust	108,900	13,509,045
HCP, Inc.	712,500	19,629,375
Host Hotels & Resorts, Inc.	1,117,511	21,355,635
Iron Mountain, Inc.	430,702	13,183,788
Kimco Realty Corp.	607,559	9,775,624
Mid-America Apartment Communities, Inc.	171,500	16,757,265
Prologis, Inc.	939,220	60,551,513
Public Storage	222,313	45,678,652
Realty Income Corp.	430,225	25,929,661
Regency Centers Corp.	253,700	16,074,432
SBA Communications Corp. *	170,268	27,612,361
Simon Property Group, Inc.	463,339	85,031,973
SL Green Realty Corp.	127,600	11,644,776
The Macerich Co.	155,779	8,041,312
UDR, Inc.	397,100	15,562,349
Ventas, Inc.	526,867	30,579,361
Vornado Realty Trust	254,956	17,357,404
Welltower, Inc.	555,317	36,689,794
Weyerhaeuser Co.	1,129,639	30,082,287
		957,450,389

Retailing 6.3%
Advance Auto Parts, Inc.	108,700	17,365,912
Amazon.com, Inc. *	611,796	977,656,126
AutoZone, Inc. *	39,898	29,263,986
Best Buy Co., Inc.	362,774	25,452,224
Booking Holdings, Inc. *	70,756	132,637,782
CarMax, Inc. *	262,898	17,853,403
Dollar General Corp.	395,611	44,063,153
Dollar Tree, Inc. *	357,530	30,139,779
eBay, Inc. *	1,385,764	40,228,729
Expedia Group, Inc.	177,513	22,265,455
Foot Locker, Inc.	176,800	8,334,352
Genuine Parts Co.	216,338	21,183,817
Kohl's Corp.	246,068	18,634,730
L Brands, Inc.	340,435	11,036,903
LKQ Corp. *	474,500	12,939,615
Security	Number of Shares	Value ($)
Lowe's Cos., Inc.	1,214,217	115,617,743
Macy's, Inc.	463,802	15,903,771
Nordstrom, Inc.	176,901	11,634,779
O'Reilly Automotive, Inc. *	120,783	38,741,147
Ross Stores, Inc.	566,079	56,041,821
Target Corp.	786,433	65,769,392
The Gap, Inc.	321,762	8,784,103
The Home Depot, Inc.	1,708,116	300,423,442
The TJX Cos., Inc.	935,416	102,783,510
Tiffany & Co.	162,428	18,078,236
Tractor Supply Co.	183,400	16,852,626
Ulta Salon, Cosmetics & Fragrance, Inc. *	84,400	23,169,488
		2,182,856,024

Semiconductors & Semiconductor Equipment 3.6%
Advanced Micro Devices, Inc. *	1,276,854	23,251,511
Analog Devices, Inc.	555,083	46,465,998
Applied Materials, Inc.	1,462,211	48,077,498
Broadcom, Inc.	645,597	144,284,474
Intel Corp.	6,890,052	323,005,638
KLA-Tencor Corp.	233,981	21,418,621
Lam Research Corp.	234,374	33,217,827
Microchip Technology, Inc.	353,142	23,229,681
Micron Technology, Inc. *	1,733,243	65,377,926
NVIDIA Corp.	908,893	191,621,911
Qorvo, Inc. *	188,900	13,886,039
QUALCOMM, Inc.	2,104,184	132,332,132
Skyworks Solutions, Inc.	264,700	22,965,372
Texas Instruments, Inc.	1,449,697	134,575,372
Xilinx, Inc.	374,439	31,965,857
		1,255,675,857

Software & Services 10.6%
Accenture plc, Class A	957,149	150,865,825
Adobe Systems, Inc. *	732,375	179,988,480
Akamai Technologies, Inc. *	250,255	18,080,924
Alliance Data Systems Corp.	71,700	14,783,106
ANSYS, Inc. *	127,000	18,992,850
Autodesk, Inc. *	325,131	42,023,182
Automatic Data Processing, Inc.	654,873	94,354,102
Broadridge Financial Solutions, Inc.	171,200	20,020,128
CA, Inc.	461,625	20,477,685
Cadence Design Systems, Inc. *	428,300	19,089,331
Citrix Systems, Inc. *	193,508	19,828,765
Cognizant Technology Solutions Corp., Class A	866,180	59,792,405
DXC Technology Co.	417,567	30,411,405
Fidelity National Information Services, Inc.	488,768	50,880,749
Fiserv, Inc. *	604,108	47,905,764
FleetCor Technologies, Inc. *	132,517	26,507,376
Fortinet, Inc. *	214,000	17,586,520
Gartner, Inc. *	133,900	19,752,928
Global Payments, Inc.	239,100	27,312,393
International Business Machines Corp.	1,364,190	157,468,452
Intuit, Inc.	384,833	81,199,763
Mastercard, Inc., Class A	1,362,997	269,423,617
Microsoft Corp.	11,454,945	1,223,502,675
Oracle Corp.	4,224,014	206,300,844
Paychex, Inc.	483,065	31,635,927
PayPal Holdings, Inc. *	1,771,127	149,111,182
Red Hat, Inc. *	264,100	45,330,124
salesforce.com, Inc. *	1,130,164	155,103,707
Symantec Corp.	936,650	17,000,198
Synopsys, Inc. *	218,100	19,526,493

4
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
The Western Union Co.	668,625	12,061,995
Total System Services, Inc.	250,800	22,860,420
VeriSign, Inc. *	160,325	22,852,725
Visa, Inc., Class A	2,654,066	365,862,998
		3,657,895,038

Technology Hardware & Equipment 6.4%
Amphenol Corp., Class A	446,200	39,934,900
Apple, Inc.	6,853,256	1,499,903,608
Arista Networks, Inc. *	76,800	17,690,880
Cisco Systems, Inc.	6,833,864	312,649,278
Corning, Inc.	1,205,340	38,510,613
F5 Networks, Inc. *	92,100	16,143,288
FLIR Systems, Inc.	203,000	9,400,930
Hewlett Packard Enterprise Co.	2,192,217	33,431,309
HP, Inc.	2,356,608	56,888,517
IPG Photonics Corp. *	55,800	7,452,090
Juniper Networks, Inc.	513,065	15,017,413
Motorola Solutions, Inc.	243,122	29,797,032
NetApp, Inc.	386,082	30,303,576
Seagate Technology plc	389,164	15,656,068
TE Connectivity Ltd.	516,435	38,949,528
Western Digital Corp.	440,936	18,991,113
Xerox Corp.	337,691	9,411,448
		2,190,131,591

Telecommunication Services 2.1%
AT&T, Inc.	10,850,840	332,903,771
CenturyLink, Inc.	1,415,843	29,223,000
Verizon Communications, Inc.	6,173,654	352,453,907
		714,580,678

Transportation 2.1%
Alaska Air Group, Inc.	180,700	11,098,594
American Airlines Group, Inc.	604,405	21,202,527
C.H. Robinson Worldwide, Inc.	209,595	18,660,243
CSX Corp.	1,213,674	83,573,592
Delta Air Lines, Inc.	937,980	51,335,645
Expeditors International of Washington, Inc.	261,900	17,594,442
FedEx Corp.	364,748	80,368,574
JB Hunt Transport Services, Inc.	133,196	14,732,810
Kansas City Southern	149,900	15,283,804
Norfolk Southern Corp.	418,161	70,179,961
Southwest Airlines Co.	768,245	37,720,829
Union Pacific Corp.	1,105,758	161,683,935
United Continental Holdings, Inc. *	343,600	29,381,236
United Parcel Service, Inc., Class B	1,037,946	110,582,767
		723,398,959

Utilities 3.1%
AES Corp.	1,008,249	14,700,270
Alliant Energy Corp.	349,269	15,011,582
Ameren Corp.	359,820	23,237,176
American Electric Power Co., Inc.	737,944	54,135,572
American Water Works Co., Inc.	268,533	23,773,226
CenterPoint Energy, Inc.	732,666	19,789,309
CMS Energy Corp.	418,284	20,713,424
Consolidated Edison, Inc.	464,665	35,314,540
Dominion Energy, Inc.	980,237	70,008,527
DTE Energy Co.	272,312	30,607,869
Duke Energy Corp.	1,068,227	88,267,597
Edison International	488,893	33,924,285
Entergy Corp.	269,039	22,585,824
Security	Number of Shares	Value ($)
Evergy, Inc.	408,100	22,849,519
Eversource Energy	475,395	30,073,488
Exelon Corp.	1,438,049	63,000,927
FirstEnergy Corp.	722,013	26,916,645
NextEra Energy, Inc.	703,401	121,336,672
NiSource, Inc.	538,262	13,650,324
NRG Energy, Inc.	459,527	16,630,282
PG&E Corp. *	767,847	35,942,918
Pinnacle West Capital Corp.	166,761	13,716,092
PPL Corp.	1,046,850	31,824,240
Public Service Enterprise Group, Inc.	752,602	40,211,525
SCANA Corp.	214,700	8,598,735
Sempra Energy	406,569	44,771,378
The Southern Co.	1,518,335	68,370,625
WEC Energy Group, Inc.	474,533	32,458,057
Xcel Energy, Inc.	760,391	37,266,763
		1,059,687,391
Total Common Stock
(Cost $18,256,237,629)		34,243,776,594
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 0.4% of net assets

Time Deposits 0.4%
Australia & New Zealand Banking Group Ltd.
1.54%, 11/01/18 (b)	85,202,808	85,202,808
Barclays Capital, Inc.
1.54%, 11/01/18 (b)	23,105,885	23,105,885
BNP Paribas
1.54%, 11/01/18 (b)	31,362,063	31,362,063
Total Short-Term Investments
(Cost $139,670,756)		139,670,756

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/21/18	1,250	169,443,750	(2,947,583)
*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	The rate shown is the current daily overnight rate.

5
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.8% of net assets

Automobiles & Components 0.8%
Adient plc	25,818	785,384
Aptiv plc	80,800	6,205,440
Autoliv, Inc.	26,600	2,216,844
BorgWarner, Inc.	66,092	2,604,686
Dana, Inc.	45,700	711,549
Delphi Technologies plc	27,466	588,871
Ford Motor Co.	1,200,987	11,469,426
Garrett Motion, Inc. *(a)	22,901	347,408
General Motors Co.	404,612	14,804,753
Gentex Corp.	80,644	1,697,556
Harley-Davidson, Inc.	50,210	1,919,026
Lear Corp.	20,190	2,683,251
Tesla, Inc. *	41,513	14,003,165
The Goodyear Tire & Rubber Co.	72,900	1,535,274
Thor Industries, Inc.	16,200	1,128,168
Veoneer, Inc. *	26,600	893,228
Visteon Corp. *	9,200	727,168
		64,321,197

Banks 6.1%
Associated Banc-Corp.	51,800	1,200,724
Bank of America Corp.	2,856,261	78,547,178
Bank of Hawaii Corp.	12,970	1,017,367
Bank OZK	38,000	1,039,680
BankUnited, Inc.	31,300	1,036,030
BB&T Corp.	238,339	11,716,745
BOK Financial Corp.	9,900	848,727
Chemical Financial Corp.	22,600	1,059,036
CIT Group, Inc.	33,888	1,605,613
Citigroup, Inc.	773,828	50,654,781
Citizens Financial Group, Inc.	148,650	5,552,078
Comerica, Inc.	52,828	4,308,652
Commerce Bancshares, Inc.	28,350	1,803,060
Cullen/Frost Bankers, Inc.	20,000	1,958,400
East West Bancorp, Inc.	45,800	2,401,752
Essent Group Ltd. *	30,500	1,202,310
F.N.B. Corp.	100,483	1,188,714
Fifth Third Bancorp	204,415	5,517,161
First Citizens BancShares, Inc., Class A	2,900	1,237,227
First Hawaiian, Inc.	27,700	686,406
First Horizon National Corp.	99,933	1,612,919
First Republic Bank	49,400	4,494,906
Hancock Whitney Corp.	25,238	1,058,986
Home BancShares, Inc.	50,100	953,904
Huntington Bancshares, Inc.	339,406	4,863,688
IBERIABANK Corp.	17,454	1,300,148
Investors Bancorp, Inc.	77,217	863,286
JPMorgan Chase & Co.	1,033,878	112,713,380
KeyCorp	325,318	5,907,775
LendingTree, Inc. *	2,300	463,887
M&T Bank Corp.	44,551	7,369,181
MB Financial, Inc.	25,900	1,149,701
MGIC Investment Corp. *	111,600	1,362,636
New York Community Bancorp, Inc.	152,736	1,463,211
Security	Number of Shares	Value ($)
PacWest Bancorp	38,344	1,557,533
People's United Financial, Inc.	114,993	1,800,790
Pinnacle Financial Partners, Inc.	22,700	1,187,210
Popular, Inc.	31,529	1,639,823
Prosperity Bancshares, Inc.	20,900	1,359,127
Radian Group, Inc.	65,144	1,250,113
Regions Financial Corp.	342,943	5,819,743
Signature Bank	16,900	1,857,310
Sterling Bancorp	69,400	1,247,812
SunTrust Banks, Inc.	142,603	8,935,504
SVB Financial Group *	16,200	3,843,126
Synovus Financial Corp.	36,857	1,384,349
TCF Financial Corp.	51,200	1,069,056
Texas Capital Bancshares, Inc. *	15,990	1,043,028
TFS Financial Corp.	13,900	204,469
The PNC Financial Services Group, Inc.	143,013	18,375,740
U.S. Bancorp	470,305	24,582,842
UMB Financial Corp.	13,000	830,050
Umpqua Holdings Corp.	67,400	1,294,080
United Bankshares, Inc.	32,600	1,081,342
Valley National Bancorp	102,900	1,026,942
Webster Financial Corp.	27,500	1,618,100
Wells Fargo & Co.	1,333,034	70,957,400
Western Alliance Bancorp *	30,400	1,466,496
Wintrust Financial Corp.	17,428	1,326,968
Zions Bancorp NA	58,698	2,761,741
		479,679,943

Capital Goods 6.7%
3M Co.	180,854	34,409,282
A.O. Smith Corp.	44,100	2,007,873
Acuity Brands, Inc.	11,900	1,495,116
AECOM *	47,300	1,378,322
AGCO Corp.	20,730	1,161,709
Air Lease Corp.	29,000	1,104,900
Allegion plc	28,700	2,460,451
Allison Transmission Holdings, Inc.	38,000	1,675,040
AMETEK, Inc.	70,605	4,736,183
Arconic, Inc.	134,740	2,739,264
Barnes Group, Inc.	13,800	781,080
Beacon Roofing Supply, Inc. *	20,100	560,991
BWX Technologies, Inc.	30,500	1,783,030
Carlisle Cos., Inc.	18,936	1,829,028
Caterpillar, Inc.	183,296	22,237,471
Colfax Corp. *	31,600	885,748
Crane Co.	16,384	1,426,063
Cummins, Inc.	45,892	6,272,978
Curtiss-Wright Corp.	13,100	1,433,926
Deere & Co.	99,446	13,468,966
Donaldson Co., Inc.	40,500	2,076,840
Dover Corp.	45,037	3,730,865
Dycom Industries, Inc. *	9,100	617,708
Eaton Corp. plc	132,821	9,519,281
EMCOR Group, Inc.	18,700	1,327,326
Emerson Electric Co.	194,028	13,170,621
Fastenal Co.	87,500	4,498,375
Flowserve Corp.	39,123	1,795,746
Fluor Corp.	44,158	1,936,770

6
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Fortive Corp.	94,620	7,025,535
Fortune Brands Home & Security, Inc.	44,800	2,008,384
Gardner Denver Holdings, Inc. *	33,700	911,922
General Dynamics Corp.	85,974	14,837,393
General Electric Co.	2,677,202	27,039,740
Graco, Inc.	52,082	2,116,092
Harris Corp.	36,407	5,414,085
HD Supply Holdings, Inc. *	55,600	2,088,892
HEICO Corp., Class A	22,625	1,508,183
Hexcel Corp.	26,300	1,539,076
Honeywell International, Inc.	228,017	33,021,422
Hubbell, Inc.	16,932	1,721,984
Huntington Ingalls Industries, Inc.	13,200	2,883,936
IDEX Corp.	23,231	2,946,155
Illinois Tool Works, Inc.	94,347	12,035,847
Ingersoll-Rand plc	75,321	7,226,297
ITT, Inc.	27,300	1,378,650
Jacobs Engineering Group, Inc.	36,356	2,729,972
JELD-WEN Holding, Inc. *	19,300	313,818
Johnson Controls International plc	286,286	9,152,563
Kennametal, Inc.	23,400	829,530
L3 Technologies, Inc.	24,174	4,580,248
Lennox International, Inc.	10,900	2,298,701
Lincoln Electric Holdings, Inc.	20,100	1,626,291
Lockheed Martin Corp.	76,379	22,443,969
Masco Corp.	95,028	2,850,840
MasTec, Inc. *	19,292	839,395
MSC Industrial Direct Co., Inc., Class A	14,258	1,155,754
Navistar International Corp. *	18,700	626,263
Nordson Corp.	16,600	2,036,322
Northrop Grumman Corp.	53,832	14,101,292
nVent Electric plc	48,054	1,173,479
Oshkosh Corp.	23,600	1,324,904
Owens Corning	34,000	1,607,180
PACCAR, Inc.	107,289	6,138,004
Parker-Hannifin Corp.	41,253	6,255,192
Pentair plc	50,354	2,021,713
Quanta Services, Inc. *	44,000	1,372,800
Raytheon Co.	87,757	15,360,985
Resideo Technologies, Inc. *	38,170	803,468
Rockwell Automation, Inc.	37,749	6,218,393
Rockwell Collins, Inc.	50,483	6,462,834
Roper Technologies, Inc.	31,691	8,965,384
Sensata Technologies Holding plc *	53,100	2,490,390
Snap-on, Inc.	17,250	2,655,465
Spirit AeroSystems Holdings, Inc., Class A	32,300	2,713,523
Stanley Black & Decker, Inc.	46,641	5,434,609
Teledyne Technologies, Inc. *	11,400	2,522,592
Terex Corp.	20,800	694,512
Textron, Inc.	76,506	4,103,017
The Boeing Co.	164,298	58,302,788
The Middleby Corp. *	17,400	1,954,020
The Timken Co.	23,044	911,390
The Toro Co.	33,100	1,864,523
TransDigm Group, Inc. *	14,900	4,920,725
Trinity Industries, Inc.	44,200	1,261,910
United Rentals, Inc. *	25,767	3,093,844
United Technologies Corp.	230,757	28,662,327
Univar, Inc. *	33,042	813,494
USG Corp.	26,300	1,110,386
Valmont Industries, Inc.	6,682	830,639
W.W. Grainger, Inc.	14,041	3,987,223
WABCO Holdings, Inc. *	15,900	1,708,455
Wabtec Corp.	26,200	2,148,924
Watsco, Inc.	9,926	1,470,835
Security	Number of Shares	Value ($)
Woodward, Inc.	17,300	1,273,972
Xylem, Inc.	55,600	3,646,248
		530,089,651

Commercial & Professional Services 0.8%
Cintas Corp.	26,610	4,839,561
Copart, Inc. *	62,665	3,064,945
CoStar Group, Inc. *	11,300	4,084,046
Deluxe Corp.	14,500	684,545
Equifax, Inc.	37,300	3,783,712
Healthcare Services Group, Inc.	22,700	921,393
IHS Markit Ltd. *	110,707	5,815,439
KAR Auction Services, Inc.	41,500	2,363,010
ManpowerGroup, Inc.	19,791	1,509,855
Nielsen Holdings plc	110,500	2,870,790
Republic Services, Inc.	67,101	4,876,901
Robert Half International, Inc.	37,791	2,287,489
Rollins, Inc.	29,450	1,743,440
Stericycle, Inc. *	26,398	1,319,108
The Brink's Co.	15,600	1,034,592
The Dun & Bradstreet Corp.	10,925	1,554,409
TransUnion	56,692	3,727,499
Verisk Analytics, Inc. *	50,600	6,063,904
Waste Management, Inc.	121,285	10,851,369
		63,396,007

Consumer Durables & Apparel 1.2%
Brunswick Corp.	26,300	1,367,337
Carter's, Inc.	14,300	1,372,514
Columbia Sportswear Co.	8,900	803,492
D.R. Horton, Inc.	105,597	3,797,268
Garmin Ltd.	37,648	2,490,792
Hanesbrands, Inc.	108,800	1,867,008
Hasbro, Inc.	36,025	3,303,853
Leggett & Platt, Inc.	39,744	1,443,105
Lennar Corp., Class A	90,110	3,872,928
lululemon Athletica, Inc. *	33,600	4,728,528
Mattel, Inc. *	102,797	1,395,983
Michael Kors Holdings Ltd. *	45,447	2,518,218
Mohawk Industries, Inc. *	19,439	2,424,627
Newell Brands, Inc.	134,713	2,139,242
NIKE, Inc., Class B	394,912	29,634,197
NVR, Inc. *	1,033	2,312,918
Polaris Industries, Inc.	18,400	1,637,232
PulteGroup, Inc.	80,669	1,982,037
PVH Corp.	23,614	2,852,335
Ralph Lauren Corp.	16,795	2,176,800
Skechers U.S.A., Inc., Class A *	40,162	1,147,428
Tapestry, Inc.	89,430	3,783,783
Toll Brothers, Inc.	41,800	1,406,988
VF Corp.	100,528	8,331,761
Whirlpool Corp.	19,815	2,174,894
		90,965,268

Consumer Services 2.1%
Aramark	76,496	2,747,736
Boyd Gaming Corp.	27,000	717,120
Bright Horizons Family Solutions, Inc. *	17,800	2,045,398
Caesars Entertainment Corp. *(a)	187,200	1,608,048
Carnival Corp.	124,060	6,952,322
Chipotle Mexican Grill, Inc. *	7,550	3,475,492
Choice Hotels International, Inc.	9,700	711,980
Churchill Downs, Inc.	3,600	898,596
Cracker Barrel Old Country Store, Inc. (a)	7,100	1,126,628
Darden Restaurants, Inc.	38,365	4,087,791

7
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Domino's Pizza, Inc.	12,892	3,465,241
Dunkin' Brands Group, Inc.	26,000	1,886,560
Extended Stay America, Inc.	56,900	926,332
frontdoor, Inc. *	20,850	709,943
Grand Canyon Education, Inc. *	14,400	1,795,680
H&R Block, Inc.	65,228	1,731,151
Hilton Grand Vacations, Inc. *	30,193	811,286
Hilton Worldwide Holdings, Inc.	92,200	6,561,874
Las Vegas Sands Corp.	114,405	5,838,087
Marriott International, Inc., Class A	88,921	10,393,976
Marriott Vacations Worldwide Corp.	12,880	1,139,751
McDonald's Corp.	238,489	42,188,704
MGM Resorts International	159,087	4,244,441
Norwegian Cruise Line Holdings Ltd. *	61,600	2,714,712
Royal Caribbean Cruises Ltd.	52,391	5,486,909
Scientific Games Corp., Class A *	15,800	351,708
Service Corp. International	55,600	2,305,732
ServiceMaster Global Holdings, Inc. *	41,700	1,788,096
Six Flags Entertainment Corp.	21,900	1,179,534
Starbucks Corp.	414,350	24,144,175
Texas Roadhouse, Inc.	19,700	1,191,062
The Wendy's Co.	61,400	1,058,536
Vail Resorts, Inc.	12,400	3,116,368
Weight Watchers International, Inc. *	11,400	753,540
Wyndham Destinations, Inc.	31,465	1,128,964
Wyndham Hotels & Resorts, Inc.	31,465	1,550,910
Wynn Resorts Ltd.	30,242	3,042,345
Yum! Brands, Inc.	97,027	8,772,211
		164,648,939

Diversified Financials 5.2%
Affiliated Managers Group, Inc.	16,259	1,847,998
AGNC Investment Corp.	144,139	2,571,440
Ally Financial, Inc.	127,600	3,242,316
American Express Co.	217,677	22,361,958
Ameriprise Financial, Inc.	43,628	5,551,227
Annaly Capital Management, Inc.	398,400	3,932,208
Berkshire Hathaway, Inc., Class B *	599,756	123,117,912
BGC Partners, Inc., Class A	81,800	866,262
BlackRock, Inc.	37,902	15,593,641
Capital One Financial Corp.	146,953	13,122,903
Cboe Global Markets, Inc.	34,990	3,948,621
CME Group, Inc.	104,574	19,162,140
Credit Acceptance Corp. *	3,700	1,570,354
Discover Financial Services	105,104	7,322,596
E*TRADE Financial Corp.	80,790	3,992,642
Eaton Vance Corp.	36,184	1,630,089
Evercore, Inc., Class A	12,700	1,037,463
FactSet Research Systems, Inc.	11,600	2,595,616
Franklin Resources, Inc.	92,377	2,817,498
Interactive Brokers Group, Inc., Class A	22,100	1,091,961
Intercontinental Exchange, Inc.	175,450	13,516,668
Invesco Ltd.	126,477	2,745,816
Janus Henderson Group plc	49,800	1,223,586
Jefferies Financial Group, Inc.	86,378	1,854,536
Lazard Ltd., Class A	39,699	1,577,638
Legg Mason, Inc.	28,214	796,199
LPL Financial Holdings, Inc.	28,300	1,743,280
MarketAxess Holdings, Inc.	11,500	2,411,205
Moody's Corp.	51,326	7,466,906
Morgan Stanley	409,721	18,707,861
Morningstar, Inc.	6,100	761,280
MSCI, Inc.	27,050	4,067,779
Nasdaq, Inc.	36,337	3,150,781
Navient Corp.	77,500	897,450
New Residential Investment Corp.	104,800	1,873,824
Northern Trust Corp.	69,176	6,507,386
Security	Number of Shares	Value ($)
OneMain Holdings, Inc. *	21,400	610,328
Raymond James Financial, Inc.	39,649	3,040,682
S&P Global, Inc.	77,652	14,157,513
Santander Consumer USA Holdings, Inc.	36,900	691,875
SEI Investments Co.	39,748	2,124,531
SLM Corp. *	138,900	1,408,446
Starwood Property Trust, Inc.	80,000	1,737,600
State Street Corp.	117,550	8,081,562
Stifel Financial Corp.	22,382	1,023,305
Synchrony Financial	211,550	6,109,564
T. Rowe Price Group, Inc.	74,650	7,240,303
TD Ameritrade Holding Corp.	84,631	4,377,115
The Bank of New York Mellon Corp.	284,302	13,456,014
The Charles Schwab Corp. (b)	368,065	17,019,325
The Goldman Sachs Group, Inc.	108,432	24,437,320
Voya Financial, Inc.	49,030	2,145,553
		414,340,076

Energy 5.5%
Anadarko Petroleum Corp.	157,948	8,402,834
Antero Resources Corp. *	66,200	1,051,918
Apache Corp.	118,700	4,490,421
Apergy Corp. *	24,518	955,957
Baker Hughes, a GE Co.	126,406	3,373,776
Cabot Oil & Gas Corp.	135,896	3,292,760
Centennial Resource Development, Inc., Class A *	59,100	1,132,356
Cheniere Energy, Inc. *	67,900	4,101,839
Chesapeake Energy Corp. *(a)	285,259	1,001,259
Chevron Corp.	589,437	65,810,641
Cimarex Energy Co.	29,115	2,313,769
Concho Resources, Inc. *	61,882	8,607,167
ConocoPhillips	358,327	25,047,057
Continental Resources, Inc. *	25,800	1,359,144
Core Laboratories N.V.	13,300	1,133,692
Devon Energy Corp.	157,482	5,102,417
Diamondback Energy, Inc.	30,300	3,404,508
Energen Corp. *	25,400	1,828,038
EOG Resources, Inc.	178,104	18,761,475
EQT Corp.	81,819	2,779,391
Exxon Mobil Corp.	1,302,741	103,802,403
Halliburton Co.	269,288	9,338,908
Helmerich & Payne, Inc.	33,892	2,111,133
Hess Corp.	77,923	4,472,780
HollyFrontier Corp.	50,100	3,378,744
Kinder Morgan, Inc.	581,217	9,892,313
KLX Energy Services Holdings, Inc. *	6,360	183,740
Marathon Oil Corp.	259,896	4,935,425
Marathon Petroleum Corp.	206,593	14,554,477
Murphy Oil Corp.	49,944	1,591,216
National Oilwell Varco, Inc.	117,826	4,335,997
Newfield Exploration Co. *	61,566	1,243,633
Noble Energy, Inc.	147,622	3,668,407
Occidental Petroleum Corp.	234,916	15,755,816
ONEOK, Inc.	126,145	8,275,112
Parsley Energy, Inc., Class A *	79,100	1,852,522
Patterson-UTI Energy, Inc.	68,523	1,140,223
PBF Energy, Inc., Class A	37,600	1,573,560
PDC Energy, Inc. *	20,659	876,975
Peabody Energy Corp.	25,500	903,975
Phillips 66	131,900	13,561,958
Pioneer Natural Resources Co.	52,711	7,762,749
Range Resources Corp.	62,828	995,824
RPC, Inc.	17,600	261,888
Schlumberger Ltd.	425,405	21,827,530
Targa Resources Corp.	70,000	3,616,900
TechnipFMC plc	131,368	3,454,978

8
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
The Williams Cos., Inc.	373,621	9,090,199
Transocean Ltd. *	129,100	1,421,391
Valero Energy Corp.	131,962	12,020,419
Weatherford International plc *	305,300	412,155
WPX Energy, Inc. *	117,900	1,891,116
		434,154,885

Food & Staples Retailing 1.5%
Casey's General Stores, Inc.	10,600	1,336,766
Costco Wholesale Corp.	134,759	30,809,950
Sysco Corp.	147,730	10,537,581
The Kroger Co.	243,326	7,241,382
U.S. Foods Holding Corp. *	68,000	1,983,560
Walgreens Boots Alliance, Inc.	259,469	20,697,842
Walmart, Inc.	442,206	44,344,418
		116,951,499

Food, Beverage & Tobacco 3.8%
Altria Group, Inc.	579,205	37,671,493
Archer-Daniels-Midland Co.	171,805	8,117,786
Brown-Forman Corp., Class B	52,250	2,421,265
Bunge Ltd.	42,592	2,632,186
Campbell Soup Co.	60,758	2,272,957
ConAgra Brands, Inc.	145,849	5,192,224
Constellation Brands, Inc., Class A	51,532	10,266,720
Flowers Foods, Inc.	56,925	1,099,222
General Mills, Inc.	182,002	7,971,688
Hormel Foods Corp.	82,288	3,591,048
Ingredion, Inc.	21,800	2,205,724
Kellogg Co.	78,231	5,122,566
Keurig Dr Pepper, Inc.	55,420	1,440,920
Lamb Weston Holdings, Inc.	45,365	3,545,728
McCormick & Co., Inc. - Non Voting Shares	37,654	5,422,176
Molson Coors Brewing Co., Class B	58,272	3,729,408
Mondelez International, Inc., Class A	451,735	18,963,835
Monster Beverage Corp. *	123,100	6,505,835
National Beverage Corp. *	3,200	295,840
PepsiCo, Inc.	435,746	48,969,136
Philip Morris International, Inc.	478,165	42,111,992
Pilgrim's Pride Corp. *	15,000	264,900
Post Holdings, Inc. *	20,500	1,812,610
Seaboard Corp.	90	347,850
The Coca-Cola Co.	1,176,942	56,351,983
The Hain Celestial Group, Inc. *	24,600	612,048
The Hershey Co.	42,564	4,560,733
The JM Smucker Co.	34,901	3,780,476
The Kraft Heinz Co.	192,100	10,559,737
Tyson Foods, Inc., Class A	91,959	5,510,183
		303,350,269

Health Care Equipment & Services 6.5%
Abbott Laboratories	539,301	37,179,411
ABIOMED, Inc. *	13,800	4,708,560
Aetna, Inc.	100,434	19,926,106
Align Technology, Inc. *	22,628	5,005,314
AmerisourceBergen Corp.	49,820	4,384,160
Anthem, Inc.	80,157	22,088,864
athenahealth, Inc. *	12,000	1,530,480
Baxter International, Inc.	153,525	9,596,848
Becton, Dickinson & Co.	82,528	19,022,704
Boston Scientific Corp. *	423,607	15,309,157
Cantel Medical Corp.	11,700	926,055
Cardinal Health, Inc.	94,910	4,802,446
Centene Corp. *	62,967	8,205,859
Cerner Corp. *	101,704	5,825,605
Security	Number of Shares	Value ($)
Chemed Corp.	5,000	1,521,650
Cigna Corp.	75,015	16,038,957
CVS Health Corp.	312,507	22,622,382
Danaher Corp.	190,170	18,902,898
DaVita, Inc. *	39,150	2,636,361
DENTSPLY SIRONA, Inc.	68,990	2,389,124
DexCom, Inc. *	27,600	3,664,452
Edwards Lifesciences Corp. *	64,284	9,488,318
Encompass Health Corp.	30,562	2,056,823
Express Scripts Holding Co. *	172,450	16,722,477
HCA Healthcare, Inc.	83,158	11,104,088
Henry Schein, Inc. *	47,338	3,929,054
Hill-Rom Holdings, Inc.	20,900	1,757,272
Hologic, Inc. *	82,070	3,199,909
Humana, Inc.	42,495	13,615,823
ICU Medical, Inc. *	5,100	1,299,123
IDEXX Laboratories, Inc. *	26,472	5,615,241
Insulet Corp. *	18,600	1,640,706
Integra LifeSciences Holdings Corp. *	21,700	1,162,469
Intuitive Surgical, Inc. *	35,082	18,284,037
Laboratory Corp. of America Holdings *	31,468	5,052,187
LivaNova plc *	15,000	1,679,850
Masimo Corp. *	15,300	1,768,680
McKesson Corp.	61,470	7,668,997
Medidata Solutions, Inc. *	18,500	1,300,550
MEDNAX, Inc. *	28,208	1,164,708
Medtronic plc	415,222	37,295,240
Molina Healthcare, Inc. *	19,000	2,408,630
Patterson Cos., Inc.	22,600	510,308
Quest Diagnostics, Inc.	41,847	3,938,221
ResMed, Inc.	43,716	4,630,399
STERIS plc	26,100	2,852,991
Stryker Corp.	95,754	15,533,214
Teleflex, Inc.	13,846	3,333,286
The Cooper Cos., Inc.	15,100	3,900,481
UnitedHealth Group, Inc.	296,026	77,366,395
Universal Health Services, Inc., Class B	26,874	3,266,803
Varian Medical Systems, Inc. *	28,171	3,362,772
Veeva Systems, Inc., Class A *	37,000	3,379,950
WellCare Health Plans, Inc. *	15,498	4,277,293
West Pharmaceutical Services, Inc.	22,500	2,383,200
Zimmer Biomet Holdings, Inc.	62,612	7,112,097
		510,348,985

Household & Personal Products 1.5%
Church & Dwight Co., Inc.	74,488	4,422,353
Colgate-Palmolive Co.	267,342	15,920,216
Coty, Inc., Class A	142,141	1,499,588
Energizer Holdings, Inc.	18,100	1,063,737
Herbalife Nutrition Ltd. *	31,700	1,688,342
Kimberly-Clark Corp.	106,208	11,077,494
Nu Skin Enterprises, Inc., Class A	17,200	1,207,784
Spectrum Brands Holdings, Inc.	15,056	977,887
The Clorox Co.	39,325	5,837,796
The Estee Lauder Cos., Inc., Class A	69,070	9,492,981
The Procter & Gamble Co.	766,263	67,952,203
		121,140,381

Insurance 2.5%
Aflac, Inc.	236,460	10,184,332
Alleghany Corp.	4,586	2,754,718
American Financial Group, Inc.	21,805	2,181,154
American International Group, Inc.	273,423	11,289,636
Aon plc	74,629	11,655,557
Arch Capital Group Ltd. *	124,200	3,523,554
Arthur J. Gallagher & Co.	56,220	4,160,842

9
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Assurant, Inc.	15,992	1,554,582
Assured Guaranty Ltd.	32,300	1,291,354
Athene Holding Ltd., Class A *	38,400	1,755,648
Axis Capital Holdings Ltd.	25,662	1,431,683
Brighthouse Financial, Inc. *	36,676	1,453,470
Brown & Brown, Inc.	71,352	2,010,699
Chubb Ltd.	142,626	17,815,414
Cincinnati Financial Corp.	45,717	3,595,185
CNA Financial Corp.	9,150	396,836
CNO Financial Group, Inc.	51,200	967,680
Erie Indemnity Co., Class A	6,285	815,102
Everest Re Group Ltd.	12,720	2,771,179
Fidelity National Financial, Inc.	84,969	2,842,213
First American Financial Corp.	33,794	1,498,088
Lincoln National Corp.	66,159	3,982,110
Loews Corp.	85,858	3,997,548
Markel Corp. *	4,247	4,642,990
Marsh & McLennan Cos., Inc.	155,420	13,171,845
MetLife, Inc.	307,280	12,656,863
Old Republic International Corp.	88,409	1,949,418
Primerica, Inc.	13,600	1,492,464
Principal Financial Group, Inc.	81,230	3,823,496
Prudential Financial, Inc.	128,538	12,054,294
Reinsurance Group of America, Inc.	19,510	2,777,639
RenaissanceRe Holdings Ltd.	12,107	1,478,991
The Allstate Corp.	106,498	10,193,989
The Hanover Insurance Group, Inc.	12,700	1,414,526
The Hartford Financial Services Group, Inc.	110,941	5,038,940
The Progressive Corp.	179,663	12,522,511
The Travelers Cos., Inc.	82,538	10,327,980
Torchmark Corp.	31,597	2,675,002
Unum Group	69,546	2,521,738
W. R. Berkley Corp.	28,925	2,195,408
Willis Towers Watson plc	40,066	5,735,849
		200,602,527

Materials 2.8%
Air Products & Chemicals, Inc.	67,664	10,443,938
Albemarle Corp.	34,103	3,383,700
Alcoa Corp. *	57,980	2,028,720
AptarGroup, Inc.	19,700	2,008,612
Ashland Global Holdings, Inc.	20,300	1,501,794
Avery Dennison Corp.	26,560	2,409,523
Axalta Coating Systems Ltd. *	65,300	1,611,604
Ball Corp.	104,352	4,674,970
Bemis Co., Inc.	28,149	1,288,380
Berry Global Group, Inc. *	40,400	1,762,248
Cabot Corp.	17,839	868,402
Celanese Corp.	42,243	4,095,036
CF Industries Holdings, Inc.	70,560	3,388,997
Crown Holdings, Inc. *	42,675	1,804,726
DowDuPont, Inc.	710,941	38,333,939
Eagle Materials, Inc.	14,650	1,081,756
Eastman Chemical Co.	43,062	3,373,908
Ecolab, Inc.	77,792	11,913,845
FMC Corp.	41,104	3,209,400
Freeport-McMoRan, Inc.	449,057	5,231,514
Graphic Packaging Holding Co.	93,400	1,028,334
Huntsman Corp.	67,800	1,483,464
International Flavors & Fragrances, Inc.	31,208	4,514,549
International Paper Co.	126,807	5,751,965
Linde plc	169,128	27,985,610
Louisiana-Pacific Corp.	45,300	986,181
LyondellBasell Industries N.V., Class A	97,863	8,736,230
Martin Marietta Materials, Inc.	19,524	3,344,071
NewMarket Corp.	2,800	1,080,688
Newmont Mining Corp.	162,928	5,037,734
Security	Number of Shares	Value ($)
Nucor Corp.	96,876	5,727,309
Olin Corp.	48,800	985,760
Owens-Illinois, Inc. *	45,000	705,150
Packaging Corp. of America	29,030	2,665,244
PPG Industries, Inc.	73,912	7,767,412
Reliance Steel & Aluminum Co.	23,022	1,816,896
Royal Gold, Inc.	20,400	1,563,252
RPM International, Inc.	41,400	2,532,438
Sealed Air Corp.	50,002	1,618,065
Sonoco Products Co.	30,870	1,684,885
Steel Dynamics, Inc.	71,200	2,819,520
The Chemours Co.	55,300	1,825,453
The Mosaic Co.	110,266	3,411,630
The Scotts Miracle-Gro Co.	11,368	758,700
The Sherwin-Williams Co.	25,265	9,941,020
United States Steel Corp.	54,100	1,435,273
Valvoline, Inc.	55,730	1,110,142
Vulcan Materials Co.	40,825	4,129,040
W.R. Grace & Co.	21,500	1,392,985
Westlake Chemical Corp.	10,700	762,910
WestRock Co.	77,542	3,331,980
		222,348,902

Media & Entertainment 7.6%
Activision Blizzard, Inc.	235,338	16,250,089
Alphabet, Inc., Class A *	91,981	100,312,639
Alphabet, Inc., Class C *	94,742	102,015,343
Altice USA, Inc., Class A	35,800	583,898
Cable One, Inc.	1,550	1,388,397
CBS Corp., Class B - Non Voting Shares	104,468	5,991,240
Charter Communications, Inc., Class A *	55,088	17,648,543
Cinemark Holdings, Inc.	32,800	1,363,496
Comcast Corp., Class A	1,405,955	53,623,124
Discovery, Inc., Class A *	46,200	1,496,418
Discovery, Inc., Class C *	110,604	3,241,803
DISH Network Corp., Class A *	70,572	2,169,383
Electronic Arts, Inc. *	94,231	8,573,136
Facebook, Inc., Class A *	742,452	112,696,789
GCI Liberty, Inc., Class A *	30,808	1,458,143
IAC/InterActiveCorp *	24,130	4,743,717
Liberty Broadband Corp., Class C *	47,000	3,897,710
Liberty Global plc, Class A *	63,741	1,633,682
Liberty Global plc, Class C *	183,672	4,599,147
Liberty Media Corp. - Liberty Formula One, Class C *	61,800	2,044,344
Liberty Media Corp. - Liberty SiriusXM, Class A *	24,146	995,781
Liberty Media Corp. - Liberty SiriusXM, Class C *	52,300	2,158,421
Lions Gate Entertainment Corp., Class B	32,300	574,617
Live Nation Entertainment, Inc. *	42,800	2,238,440
Netflix, Inc. *	134,000	40,438,520
News Corp., Class A	118,782	1,566,735
Nexstar Media Group, Inc., Class A	13,600	1,018,504
Omnicom Group, Inc.	69,688	5,179,212
Sirius XM Holdings, Inc. (a)	399,100	2,402,582
Snap, Inc., Class A *(a)	211,400	1,397,354
Take-Two Interactive Software, Inc. *	34,900	4,497,563
The Interpublic Group of Cos., Inc.	118,364	2,741,310
The Madison Square Garden Co., Class A *	5,041	1,394,441
The Walt Disney Co.	457,540	52,539,318
Tribune Media Co., Class A	24,000	912,240
TripAdvisor, Inc. *	30,000	1,564,200
Twenty-First Century Fox, Inc., Class A	325,366	14,810,660
Twenty-First Century Fox, Inc., Class B	149,572	6,757,663
Twitter, Inc. *	222,200	7,721,450
Viacom, Inc., Class B	106,546	3,407,341

10
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Yelp, Inc. *	23,500	1,006,270
Zillow Group, Inc., Class C *	35,100	1,413,126
		602,466,789

Pharmaceuticals, Biotechnology & Life Sciences 7.9%
AbbVie, Inc.	465,775	36,260,584
Agilent Technologies, Inc.	99,131	6,422,697
Akorn, Inc. *	24,100	160,747
Alexion Pharmaceuticals, Inc. *	68,104	7,632,415
Alkermes plc *	47,300	1,931,259
Allergan plc	98,577	15,576,152
Alnylam Pharmaceuticals, Inc. *	28,200	2,268,126
Amgen, Inc.	198,794	38,325,495
Bio-Rad Laboratories, Inc., Class A *	6,100	1,664,385
Bio-Techne Corp.	11,463	1,922,574
Biogen, Inc. *	62,199	18,925,290
BioMarin Pharmaceutical, Inc. *	54,400	5,014,048
Bluebird Bio, Inc. *	16,400	1,881,080
Bristol-Myers Squibb Co.	501,839	25,362,943
Bruker Corp.	30,900	968,097
Catalent, Inc. *	43,900	1,770,926
Celgene Corp. *	216,740	15,518,584
Charles River Laboratories International, Inc. *	14,400	1,754,208
Eli Lilly & Co.	293,904	31,870,950
Exact Sciences Corp. *	38,800	2,756,740
Exelixis, Inc. *	96,500	1,338,455
FibroGen, Inc. *	22,900	981,723
Gilead Sciences, Inc.	398,964	27,201,365
Illumina, Inc. *	45,100	14,032,865
Incyte Corp. *	53,300	3,454,906
Ionis Pharmaceuticals, Inc. *	42,000	2,081,100
IQVIA Holdings, Inc. *	49,546	6,090,690
Jazz Pharmaceuticals plc *	18,300	2,906,406
Johnson & Johnson	825,525	115,565,245
Merck & Co., Inc.	819,518	60,324,720
Mettler-Toledo International, Inc. *	7,653	4,184,813
Mylan N.V. *	158,300	4,946,875
Nektar Therapeutics *	53,300	2,061,644
Neurocrine Biosciences, Inc. *	28,300	3,032,345
PerkinElmer, Inc.	34,400	2,974,912
Perrigo Co., plc	39,000	2,741,700
Pfizer, Inc.	1,803,607	77,663,317
PRA Health Sciences, Inc. *	17,800	1,724,286
Regeneron Pharmaceuticals, Inc. *	23,900	8,107,836
Sage Therapeutics, Inc. *	13,900	1,788,652
Sarepta Therapeutics, Inc. *	19,300	2,581,568
Seattle Genetics, Inc. *	32,100	1,801,773
Syneos Health, Inc. *	18,700	853,281
Thermo Fisher Scientific, Inc.	123,998	28,972,133
United Therapeutics Corp. *	13,000	1,441,180
Vertex Pharmaceuticals, Inc. *	79,012	13,389,374
Waters Corp. *	24,100	4,571,529
Zoetis, Inc.	148,273	13,366,811
		628,168,804

Real Estate 3.4%
Alexandria Real Estate Equities, Inc.	33,000	4,033,590
American Campus Communities, Inc.	40,600	1,604,106
American Homes 4 Rent, Class A	81,200	1,710,884
American Tower Corp.	135,289	21,079,379
Apartment Investment & Management Co., Class A	49,418	2,126,951
Apple Hospitality REIT, Inc.	64,300	1,039,731
AvalonBay Communities, Inc.	42,749	7,497,320
Boston Properties, Inc.	47,905	5,785,008
Security	Number of Shares	Value ($)
Brixmor Property Group, Inc.	91,600	1,483,920
Camden Property Trust	28,764	2,596,526
CBRE Group, Inc., Class A *	98,911	3,985,124
Colony Capital, Inc.	142,200	834,714
CoreSite Realty Corp.	11,800	1,107,548
Cousins Properties, Inc.	132,400	1,100,244
Crown Castle International Corp.	127,427	13,856,412
CubeSmart	54,500	1,579,410
CyrusOne, Inc.	32,300	1,719,329
Digital Realty Trust, Inc.	63,907	6,599,037
Douglas Emmett, Inc.	47,600	1,722,644
Duke Realty Corp.	110,237	3,039,234
EPR Properties	23,100	1,587,894
Equinix, Inc.	24,562	9,302,612
Equity Commonwealth	37,400	1,113,772
Equity LifeStyle Properties, Inc.	26,900	2,547,161
Equity Residential	113,872	7,397,125
Essex Property Trust, Inc.	20,229	5,073,029
Extra Space Storage, Inc.	38,900	3,503,334
Federal Realty Investment Trust	22,896	2,840,249
First Industrial Realty Trust, Inc.	37,400	1,148,180
Forest City Realty Trust, Inc., Class A	80,300	2,020,348
Gaming & Leisure Properties, Inc.	59,200	1,994,448
HCP, Inc.	144,480	3,980,424
Healthcare Realty Trust, Inc.	37,600	1,047,536
Healthcare Trust of America, Inc., Class A	64,500	1,693,770
Highwoods Properties, Inc.	31,600	1,347,424
Hospitality Properties Trust	52,081	1,334,315
Host Hotels & Resorts, Inc.	226,239	4,323,427
Hudson Pacific Properties, Inc.	49,012	1,485,064
Invitation Homes, Inc.	90,900	1,988,892
Iron Mountain, Inc.	89,166	2,729,371
JBG SMITH Properties	33,667	1,261,839
Jones Lang LaSalle, Inc.	13,500	1,785,510
Kilroy Realty Corp.	30,700	2,114,616
Kimco Realty Corp.	126,531	2,035,884
Lamar Advertising Co., Class A	26,170	1,918,784
Liberty Property Trust	46,304	1,938,749
Life Storage, Inc.	14,900	1,402,984
Medical Properties Trust, Inc.	116,000	1,723,760
Mid-America Apartment Communities, Inc.	34,970	3,416,919
National Retail Properties, Inc.	47,900	2,239,325
Omega Healthcare Investors, Inc.	63,500	2,117,725
Paramount Group, Inc.	65,000	928,850
Park Hotels & Resorts, Inc.	61,318	1,782,514
Prologis, Inc.	192,832	12,431,879
Public Storage	45,909	9,432,922
Rayonier, Inc.	37,700	1,138,540
Realogy Holdings Corp. (a)	40,200	766,614
Realty Income Corp.	89,400	5,388,138
Regency Centers Corp.	52,242	3,310,053
RLJ Lodging Trust	51,500	1,001,160
Ryman Hospitality Properties, Inc.	15,500	1,202,645
SBA Communications Corp. *	34,800	5,643,516
Senior Housing Properties Trust	72,168	1,159,740
Simon Property Group, Inc.	95,250	17,480,280
SL Green Realty Corp.	25,951	2,368,288
Spirit MTA REIT	15,700	168,147
Spirit Realty Capital, Inc.	136,200	1,065,084
STORE Capital Corp.	56,800	1,648,904
Sun Communities, Inc.	26,600	2,672,502
Sunstone Hotel Investors, Inc.	71,700	1,037,499
Taubman Centers, Inc.	19,800	1,089,198
The Howard Hughes Corp. *	11,500	1,282,480
The Macerich Co.	33,315	1,719,720
UDR, Inc.	82,662	3,239,524
Ventas, Inc.	110,029	6,386,083
VEREIT, Inc.	298,200	2,185,806

11
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Vornado Realty Trust	54,334	3,699,059
Weingarten Realty Investors	38,102	1,071,428
Welltower, Inc.	114,521	7,566,403
Weyerhaeuser Co.	232,826	6,200,156
WP Carey, Inc.	33,900	2,237,739
		272,220,452

Retailing 5.9%
Advance Auto Parts, Inc.	22,622	3,614,091
Amazon.com, Inc. *	126,086	201,486,689
AutoNation, Inc. *	17,606	712,691
AutoZone, Inc. *	8,147	5,975,580
Best Buy Co., Inc.	74,981	5,260,667
Booking Holdings, Inc. *	14,611	27,389,488
Burlington Stores, Inc. *	20,853	3,576,081
CarMax, Inc. *	54,293	3,687,038
Dollar General Corp.	82,190	9,154,322
Dollar Tree, Inc. *	73,418	6,189,137
eBay, Inc. *	288,187	8,366,069
Expedia Group, Inc.	36,404	4,566,154
Five Below, Inc. *	17,000	1,934,940
Floor & Decor Holdings, Inc., Class A *	17,700	452,766
Foot Locker, Inc.	34,809	1,640,896
Genuine Parts Co.	45,030	4,409,338
GrubHub, Inc. *	27,800	2,578,172
Kohl's Corp.	51,165	3,874,725
L Brands, Inc.	68,723	2,228,000
LKQ Corp. *	97,900	2,669,733
Lowe's Cos., Inc.	249,536	23,760,818
Macy's, Inc.	93,676	3,212,150
Nordstrom, Inc.	35,597	2,341,215
O'Reilly Automotive, Inc. *	24,654	7,907,770
Penske Automotive Group, Inc.	10,700	474,866
Pool Corp.	12,500	1,821,875
Qurate Retail, Inc. *	140,257	3,077,239
Ross Stores, Inc.	116,430	11,526,570
Target Corp.	162,023	13,549,983
The Gap, Inc.	66,955	1,827,871
The Home Depot, Inc.	352,135	61,933,504
The Michaels Cos., Inc. *	27,194	431,025
The TJX Cos., Inc.	192,708	21,174,755
Tiffany & Co.	33,698	3,750,587
Tractor Supply Co.	37,300	3,427,497
Ulta Salon, Cosmetics & Fragrance, Inc. *	17,232	4,730,529
Urban Outfitters, Inc. *	24,600	970,716
Wayfair, Inc., Class A *	18,400	2,029,336
Williams-Sonoma, Inc.	25,300	1,502,314
		469,217,197

Semiconductors & Semiconductor Equipment 3.6%
Advanced Micro Devices, Inc. *	264,700	4,820,187
Analog Devices, Inc.	113,953	9,539,006
Applied Materials, Inc.	303,049	9,964,251
Broadcom, Inc.	132,770	29,672,767
Cypress Semiconductor Corp.	113,500	1,468,690
Entegris, Inc.	43,200	1,146,528
First Solar, Inc. *	22,700	948,860
Integrated Device Technology, Inc. *	40,600	1,900,486
Intel Corp.	1,419,212	66,532,659
KLA-Tencor Corp.	47,638	4,360,783
Lam Research Corp.	48,619	6,890,771
Marvell Technology Group Ltd.	181,074	2,971,424
Maxim Integrated Products, Inc.	85,200	4,261,704
Microchip Technology, Inc.	72,448	4,765,629
Micron Technology, Inc. *	357,059	13,468,265
MKS Instruments, Inc.	16,800	1,237,992
Security	Number of Shares	Value ($)
Monolithic Power Systems, Inc.	11,934	1,409,644
NVIDIA Corp.	186,999	39,424,999
ON Semiconductor Corp. *	133,300	2,266,100
Qorvo, Inc. *	38,200	2,808,082
QUALCOMM, Inc.	433,698	27,275,267
Silicon Laboratories, Inc. *	13,400	1,092,502
Skyworks Solutions, Inc.	55,200	4,789,152
Teradyne, Inc.	57,300	1,973,985
Texas Instruments, Inc.	299,497	27,802,307
Universal Display Corp.	12,500	1,537,625
Versum Materials, Inc.	32,300	1,019,388
Xilinx, Inc.	77,905	6,650,750
		281,999,803

Software & Services 11.0%
2U, Inc. *	17,400	1,094,634
Accenture plc, Class A	197,480	31,126,798
Adobe Systems, Inc. *	150,522	36,992,287
Akamai Technologies, Inc. *	53,209	3,844,350
Alliance Data Systems Corp.	14,471	2,983,631
Amdocs Ltd.	43,600	2,758,572
ANSYS, Inc. *	25,800	3,858,390
Aspen Technology, Inc. *	21,900	1,859,091
Autodesk, Inc. *	67,172	8,681,981
Automatic Data Processing, Inc.	134,805	19,422,704
Black Knight, Inc. *	43,026	2,098,378
Blackbaud, Inc.	14,300	1,025,596
Booz Allen Hamilton Holding Corp.	43,900	2,174,806
Broadridge Financial Solutions, Inc.	35,700	4,174,758
CA, Inc.	95,681	4,244,409
Cadence Design Systems, Inc. *	85,787	3,823,527
CDK Global, Inc.	40,200	2,301,048
Citrix Systems, Inc. *	39,500	4,047,565
Cognizant Technology Solutions Corp., Class A	177,832	12,275,743
CoreLogic, Inc. *	25,100	1,019,562
Dell Technologies, Inc., Class V *	61,500	5,558,985
DXC Technology Co.	86,704	6,314,652
EPAM Systems, Inc. *	15,500	1,851,785
Euronet Worldwide, Inc. *	15,685	1,743,858
Fair Isaac Corp. *	9,000	1,734,390
Fidelity National Information Services, Inc.	101,022	10,516,390
First Data Corp., Class A *	175,918	3,296,703
Fiserv, Inc. *	125,120	9,922,016
FleetCor Technologies, Inc. *	27,249	5,450,617
Fortinet, Inc. *	44,600	3,665,228
Gartner, Inc. *	28,000	4,130,560
Genpact Ltd.	44,550	1,221,116
Global Payments, Inc.	48,699	5,562,887
GoDaddy, Inc., Class A *	50,717	3,710,963
Guidewire Software, Inc. *	24,400	2,170,868
International Business Machines Corp.	280,688	32,399,816
Intuit, Inc.	79,782	16,834,002
j2 Global, Inc.	13,800	1,005,192
Jack Henry & Associates, Inc.	24,200	3,625,886
Leidos Holdings, Inc.	46,381	3,004,561
LogMeIn, Inc.	16,000	1,377,920
Manhattan Associates, Inc. *	19,200	916,608
Mastercard, Inc., Class A	280,529	55,452,167
MAXIMUS, Inc.	20,400	1,325,388
Microsoft Corp.	2,359,444	252,012,214
Nuance Communications, Inc. *	89,900	1,563,361
Nutanix, Inc., Class A *	22,000	913,220
Oracle Corp.	869,459	42,464,378
Paychex, Inc.	98,328	6,439,501
Paycom Software, Inc. *	14,900	1,865,480
PayPal Holdings, Inc. *	363,770	30,625,796

12
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Pegasystems, Inc.	12,300	658,296
Perspecta, Inc.	44,302	1,084,956
Proofpoint, Inc. *	16,000	1,455,200
PTC, Inc. *	32,800	2,703,048
RealPage, Inc. *	22,000	1,166,000
Red Hat, Inc. *	54,383	9,334,298
Sabre Corp.	77,500	1,910,375
salesforce.com, Inc. *	232,240	31,872,618
ServiceNow, Inc. *	54,900	9,939,096
Splunk, Inc. *	44,400	4,432,896
Square, Inc., Class A *	93,000	6,830,850
SS&C Technologies Holdings, Inc.	62,600	3,202,616
Symantec Corp.	189,489	3,439,225
Synopsys, Inc. *	45,500	4,073,615
Tableau Software, Inc., Class A *	21,800	2,325,624
Teradata Corp. *	35,844	1,304,722
The Ultimate Software Group, Inc. *	9,700	2,586,311
The Western Union Co.	141,559	2,553,724
Total System Services, Inc.	51,700	4,712,455
Tyler Technologies, Inc. *	12,000	2,539,920
VeriSign, Inc. *	33,005	4,704,533
Visa, Inc., Class A	546,200	75,293,670
VMware, Inc., Class A *	22,800	3,223,692
WEX, Inc. *	13,300	2,340,268
Workday, Inc., Class A *	45,270	6,021,815
Worldpay, Inc., Class A *	93,000	8,541,120
Zendesk, Inc. *	32,700	1,797,519
		868,532,800

Technology Hardware & Equipment 6.2%
Amphenol Corp., Class A	92,240	8,255,480
Apple, Inc.	1,411,816	308,990,050
Arista Networks, Inc. *	15,900	3,662,565
ARRIS International plc *	55,100	1,370,337
Arrow Electronics, Inc. *	26,800	1,814,628
Avnet, Inc.	34,946	1,400,286
CDW Corp.	47,000	4,230,470
Cisco Systems, Inc.	1,404,915	64,274,861
Cognex Corp.	53,400	2,287,656
Coherent, Inc. *	7,300	898,922
CommScope Holding Co., Inc. *	59,700	1,436,382
Corning, Inc.	250,763	8,011,878
Dolby Laboratories, Inc., Class A	19,800	1,362,438
F5 Networks, Inc. *	18,873	3,308,059
FLIR Systems, Inc.	43,300	2,005,223
Hewlett Packard Enterprise Co.	454,831	6,936,173
HP, Inc.	488,668	11,796,446
IPG Photonics Corp. *	10,800	1,442,340
Jabil, Inc.	44,900	1,110,377
Juniper Networks, Inc.	106,394	3,114,152
Keysight Technologies, Inc. *	58,300	3,327,764
Littelfuse, Inc.	7,700	1,394,932
Motorola Solutions, Inc.	49,912	6,117,215
National Instruments Corp.	35,300	1,728,641
NCR Corp. *	35,344	948,986
NetApp, Inc.	80,000	6,279,200
Palo Alto Networks, Inc. *	28,900	5,289,856
Seagate Technology plc	80,737	3,248,050
SYNNEX Corp.	12,700	985,647
TE Connectivity Ltd.	106,900	8,062,398
Tech Data Corp. *	11,000	777,260
Trimble, Inc. *	77,900	2,911,902
Ubiquiti Networks, Inc. (a)	5,700	530,613
ViaSat, Inc. *	17,000	1,083,920
Western Digital Corp.	91,093	3,923,375
Security	Number of Shares	Value ($)
Xerox Corp.	66,861	1,863,416
Zebra Technologies Corp., Class A *	16,500	2,743,950
		488,925,848

Telecommunication Services 2.0%
AT&T, Inc.	2,233,602	68,526,909
CenturyLink, Inc.	290,111	5,987,891
Sprint Corp. *	176,400	1,079,568
T-Mobile US, Inc. *	96,500	6,615,075
Verizon Communications, Inc.	1,271,395	72,583,941
Zayo Group Holdings, Inc. *	65,300	1,951,164
		156,744,548

Transportation 2.1%
Alaska Air Group, Inc.	38,800	2,383,096
AMERCO	2,500	816,200
American Airlines Group, Inc.	126,360	4,432,709
C.H. Robinson Worldwide, Inc.	43,348	3,859,272
CSX Corp.	250,181	17,227,464
Delta Air Lines, Inc.	193,730	10,602,843
Expeditors International of Washington, Inc.	52,998	3,560,406
FedEx Corp.	75,263	16,583,449
Genesee & Wyoming, Inc., Class A *	18,600	1,473,678
JB Hunt Transport Services, Inc.	26,491	2,930,170
JetBlue Airways Corp. *	95,500	1,597,715
Kansas City Southern	31,600	3,221,936
Kirby Corp. *	15,900	1,143,846
Knight-Swift Transportation Holdings, Inc.	37,400	1,196,800
Landstar System, Inc.	12,240	1,225,102
Macquarie Infrastructure Corp.	23,100	853,545
Norfolk Southern Corp.	85,886	14,414,247
Old Dominion Freight Line, Inc.	20,200	2,634,484
Ryder System, Inc.	16,964	938,279
Southwest Airlines Co.	158,917	7,802,825
Union Pacific Corp.	227,824	33,312,425
United Continental Holdings, Inc. *	69,948	5,981,253
United Parcel Service, Inc., Class B	213,035	22,696,749
XPO Logistics, Inc. *	39,250	3,508,165
		164,396,658

Utilities 3.1%
AES Corp.	204,102	2,975,807
ALLETE, Inc.	14,900	1,102,600
Alliant Energy Corp.	72,300	3,107,454
Ameren Corp.	75,685	4,887,737
American Electric Power Co., Inc.	152,271	11,170,601
American Water Works Co., Inc.	56,400	4,993,092
Aqua America, Inc.	54,117	1,760,426
Atmos Energy Corp.	33,918	3,157,087
Avangrid, Inc.	15,500	728,655
CenterPoint Energy, Inc.	151,711	4,097,714
CMS Energy Corp.	85,733	4,245,498
Consolidated Edison, Inc.	95,223	7,236,948
Dominion Energy, Inc.	202,117	14,435,196
DTE Energy Co.	55,897	6,282,823
Duke Energy Corp.	219,695	18,153,398
Edison International	99,454	6,901,113
Entergy Corp.	55,262	4,639,245
Evergy, Inc.	84,077	4,707,471
Eversource Energy	97,812	6,187,587
Exelon Corp.	298,019	13,056,212
FirstEnergy Corp.	149,991	5,591,664
Hawaiian Electric Industries, Inc.	33,800	1,260,740
IDACORP, Inc.	15,210	1,418,485
MDU Resources Group, Inc.	58,317	1,455,592

13
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
National Fuel Gas Co.	26,747	1,452,095
NextEra Energy, Inc.	145,208	25,048,380
NiSource, Inc.	112,880	2,862,637
NRG Energy, Inc.	94,700	3,427,193
OGE Energy Corp.	61,960	2,239,854
ONE Gas, Inc.	16,000	1,262,560
PG&E Corp. *	158,237	7,407,074
Pinnacle West Capital Corp.	34,887	2,869,456
Portland General Electric Co.	27,200	1,226,176
PPL Corp.	217,361	6,607,774
Public Service Enterprise Group, Inc.	155,572	8,312,212
SCANA Corp.	44,531	1,783,467
Sempra Energy	84,514	9,306,682
Southwest Gas Holdings, Inc.	15,400	1,189,958
The Southern Co.	310,518	13,982,626
UGI Corp.	53,472	2,837,224
Vectren Corp.	25,200	1,802,556
Vistra Energy Corp. *	124,100	2,808,383
WEC Energy Group, Inc.	96,477	6,599,027
Xcel Energy, Inc.	156,309	7,660,704
		244,239,183
Total Common Stock
(Cost $2,167,214,529)		7,893,250,611

Other Investment Companies 0.2% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.09% (c)	9,919,797	9,919,797

Securities Lending Collateral 0.1%
Wells Fargo Government Money Market Fund, Select Class 2.07% (c)	8,913,700	8,913,700
Total Other Investment Companies
(Cost $18,833,497)		18,833,497

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/21/18	117	15,859,935	(492,861)
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $8,703,941.
(b)	Issuer is affiliated with the fund's investment adviser.
(c)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust
14
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.5% of net assets

Automobiles & Components 1.0%
American Axle & Manufacturing Holdings, Inc. *	214,866	3,259,517
Cooper Tire & Rubber Co.	96,964	2,995,218
Cooper-Standard Holding, Inc. *	33,779	3,129,624
Dana, Inc.	281,057	4,376,058
Dorman Products, Inc. *	51,653	4,081,104
Fox Factory Holding Corp. *	69,389	3,728,271
Gentherm, Inc. *	70,194	3,063,266
LCI Industries	46,606	3,232,126
Modine Manufacturing Co. *	94,000	1,222,940
Motorcar Parts of America, Inc. *	36,572	774,595
Shiloh Industries, Inc. *	28,902	262,719
Standard Motor Products, Inc.	40,477	2,190,210
Stoneridge, Inc. *	51,871	1,318,042
Superior Industries International, Inc.	47,511	467,033
Tenneco, Inc., Class A	97,842	3,368,700
Tower International, Inc.	37,900	1,125,251
Winnebago Industries, Inc.	58,864	1,622,292
		40,216,966

Banks 11.8%
1st Constitution Bancorp	14,000	283,080
1st Source Corp.	30,413	1,416,942
Access National Corp.	29,524	766,738
ACNB Corp.	12,650	507,265
Allegiance Bancshares, Inc. *	22,000	851,620
Amalgamated Bank, Class A *	18,600	360,840
American National Bankshares, Inc.	15,700	566,613
Ameris Bancorp	80,922	3,470,745
Ames National Corp.	16,940	465,681
Arrow Financial Corp.	23,367	821,116
Atlantic Capital Bancshares, Inc. *	47,800	720,346
Auburn National Bancorp, Inc.	4,400	177,232
Axos Financial, Inc. *	112,817	3,425,124
Banc of California, Inc.	82,772	1,320,213
BancFirst Corp.	34,332	1,969,970
BancorpSouth Bank	180,641	5,184,397
Bank of Commerce Holdings	30,228	360,922
Bank of Marin Bancorp	13,000	1,104,870
BankFinancial Corp.	25,700	362,884
Bankwell Financial Group, Inc.	11,900	360,808
Banner Corp.	61,157	3,536,098
Bar Harbor Bankshares	29,357	750,658
Baycom Corp. *	19,200	464,448
BCB Bancorp, Inc.	26,700	332,148
Beneficial Bancorp, Inc.	130,111	2,033,635
Berkshire Hills Bancorp, Inc.	77,964	2,601,659
Blue Hills Bancorp, Inc.	43,900	1,018,919
Boston Private Financial Holdings, Inc.	158,500	2,139,750
Bridge Bancorp, Inc.	31,100	923,670
Bridgewater Bancshares, Inc. *	9,700	107,670
Brookline Bancorp, Inc.	151,371	2,346,250
Bryn Mawr Bank Corp.	38,559	1,540,046
BSB Bancorp, Inc. *	16,847	485,194
Security	Number of Shares	Value ($)
Business First Bancshares, Inc.	20,230	533,465
Byline Bancorp, Inc. *	31,436	691,592
C&F Financial Corp.	6,601	320,479
Cadence BanCorp	138,148	3,047,545
Cambridge Bancorp	6,900	589,950
Camden National Corp.	28,950	1,173,922
Capital City Bank Group, Inc.	21,982	520,973
Capitol Federal Financial, Inc.	246,399	3,057,812
Capstar Financial Holdings, Inc.	15,100	223,178
Carolina Financial Corp.	39,774	1,316,122
Cathay General Bancorp	148,171	5,581,602
CB Financial Services, Inc. (a)	8,900	246,797
CBTX, Inc.	35,867	1,191,860
CenterState Bank Corp.	176,298	4,333,405
Central Pacific Financial Corp.	55,900	1,511,536
Central Valley Community Bancorp	22,500	455,400
Century Bancorp, Inc., Class A	5,660	425,179
Chemical Financial Corp.	136,834	6,412,041
Chemung Financial Corp.	6,100	265,167
Citizens & Northern Corp.	22,100	556,478
City Holding Co.	28,992	2,139,030
Civista Bancshares, Inc.	26,300	609,108
CNB Financial Corp.	27,600	706,560
Coastal Financial Corp. *	12,110	197,756
Codorus Valley Bancorp, Inc.	17,919	470,382
Columbia Banking System, Inc.	140,455	5,209,476
Columbia Financial, Inc. *	95,275	1,436,747
Community Bank System, Inc.	96,494	5,634,285
Community Bankers Trust Corp. *	39,600	337,392
Community Trust Bancorp, Inc.	30,080	1,368,941
ConnectOne Bancorp, Inc.	57,240	1,186,585
County Bancorp, Inc.	10,600	220,639
Customers Bancorp, Inc. *	57,583	1,179,876
CVB Financial Corp.	215,025	4,698,296
Dime Community Bancshares, Inc.	62,100	1,001,052
Eagle Bancorp, Inc. *	61,052	3,001,927
Entegra Financial Corp. *	13,300	301,777
Enterprise Bancorp, Inc.	18,031	583,844
Enterprise Financial Services Corp.	43,995	1,911,583
Equity Bancshares, Inc., Class A *	25,813	931,591
Esquire Financial Holdings, Inc. *	11,200	268,576
ESSA Bancorp, Inc.	18,600	300,390
Essent Group Ltd. *	183,967	7,251,979
Evans Bancorp, Inc.	9,330	410,520
Farmers & Merchants Bancorp, Inc.	17,200	699,180
Farmers National Banc Corp.	47,500	622,250
FB Financial Corp.	30,903	1,127,341
FCB Financial Holdings, Inc., Class A *	80,971	3,168,395
Federal Agricultural Mortgage Corp., Class C	17,176	1,199,572
Fidelity D&D Bancorp, Inc.	5,200	341,484
Fidelity Southern Corp.	41,648	967,067
Financial Institutions, Inc.	28,800	822,240
First BanCorp *	408,066	3,766,449
First Bancorp (North Carolina)	56,157	2,071,632
First Bancorp, Inc.	19,776	564,803
First Bank/Hamilton NJ	31,000	368,280
First Busey Corp.	84,152	2,349,524
First Business Financial Services, Inc.	16,640	348,275

15
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
First Choice Bancorp (a)	17,030	383,175
First Commonwealth Financial Corp.	191,013	2,578,675
First Community Bankshares, Inc.	30,500	1,053,165
First Community Corp.	13,600	297,160
First Defiance Financial Corp.	37,900	1,031,638
First Financial Bancorp	183,609	4,805,048
First Financial Bankshares, Inc.	124,565	7,348,089
First Financial Corp.	22,600	1,036,436
First Financial Northwest, Inc.	15,100	228,161
First Foundation, Inc. *	72,130	1,169,227
First Guaranty Bancshares, Inc.	9,650	220,502
First Internet Bancorp	18,490	476,487
First Interstate BancSystem, Inc., Class A	62,954	2,610,073
First Merchants Corp.	94,341	3,925,529
First Mid-Illinois Bancshares, Inc.	24,020	895,466
First Midwest Bancorp, Inc.	197,060	4,524,498
First Northwest Bancorp *	17,410	254,186
First Savings Financial Group, Inc.	3,500	226,170
First United Corp.	12,800	230,400
Flagstar Bancorp, Inc. *	57,002	1,755,092
Flushing Financial Corp.	52,170	1,183,737
Franklin Financial Network, Inc. *	24,597	833,838
FS Bancorp, Inc.	6,000	270,840
Fulton Financial Corp.	330,461	5,290,681
German American Bancorp, Inc.	40,790	1,293,451
Glacier Bancorp, Inc.	162,707	6,898,777
Great Southern Bancorp, Inc.	21,000	1,137,150
Great Western Bancorp, Inc.	114,000	4,178,100
Green Bancorp, Inc.	50,110	927,035
Greene County Bancorp, Inc.	5,450	174,781
Guaranty Bancorp	50,320	1,309,326
Guaranty Bancshares, Inc.	14,190	423,146
Hancock Whitney Corp.	163,084	6,843,005
Hanmi Financial Corp.	60,600	1,271,388
HarborOne Bancorp, Inc. *	28,500	518,700
Heartland Financial USA, Inc.	56,043	2,978,125
Heritage Commerce Corp.	78,100	1,133,231
Heritage Financial Corp.	70,517	2,307,316
Hilltop Holdings, Inc.	137,673	2,739,693
Hingham Institution for Savings	2,496	508,186
Home Bancorp, Inc.	14,700	584,178
Home BancShares, Inc.	305,670	5,819,957
HomeStreet, Inc. *	47,482	1,233,582
HomeTrust Bancshares, Inc. *	33,000	899,580
Hope Bancorp, Inc.	237,613	3,440,636
Horizon Bancorp, Inc.	69,775	1,169,429
Howard Bancorp, Inc. *	24,400	388,204
IBERIABANK Corp.	106,814	7,956,575
Impac Mortgage Holdings, Inc. *	17,322	89,901
Independent Bank Corp., Massachusetts	52,418	4,112,192
Independent Bank Corp., Michigan	43,400	960,442
Independent Bank Group, Inc.	40,466	2,343,386
International Bancshares Corp.	106,466	4,120,234
Investar Holding Corp.	16,900	440,921
Investors Bancorp, Inc.	474,837	5,308,678
Kearny Financial Corp.	185,466	2,399,930
Lakeland Bancorp, Inc.	87,067	1,433,993
Lakeland Financial Corp.	46,490	2,000,465
LCNB Corp.	16,620	282,374
LegacyTexas Financial Group, Inc.	90,765	3,497,175
LendingTree, Inc. *	15,217	3,069,117
Level One Bancorp, Inc.	3,100	84,227
Live Oak Bancshares, Inc.	48,800	897,920
Luther Burbank Corp.	38,520	372,488
Macatawa Bank Corp.	49,800	540,330
Malvern Bancorp, Inc. *	11,350	230,518
MB Financial, Inc.	158,949	7,055,746
MBT Financial Corp.	36,730	419,089
Security	Number of Shares	Value ($)
Mercantile Bank Corp.	30,700	975,032
Merchants Bancorp	31,800	731,400
Meridian Bancorp, Inc.	92,496	1,465,137
Meta Financial Group, Inc.	53,598	1,352,814
Metropolitan Bank Holding Corp. *	12,100	446,006
MGIC Investment Corp. *	693,069	8,462,372
Mid Penn Bancorp, Inc.	8,900	238,164
Middlefield Banc Corp.	5,390	250,204
Midland States Bancorp, Inc.	39,879	1,075,537
MidSouth Bancorp, Inc.	29,170	387,378
MidWestOne Financial Group, Inc.	21,300	613,653
Mr Cooper Group, Inc. *	49,038	710,561
MutualFirst Financial, Inc.	11,680	414,757
MVB Financial Corp.	15,900	291,288
National Bank Holdings Corp., Class A	54,899	1,853,390
National Bankshares, Inc.	12,900	557,022
National Commerce Corp. *	33,782	1,253,312
NBT Bancorp, Inc.	82,023	2,993,019
Nicolet Bankshares, Inc. *	16,000	854,400
NMI Holdings, Inc., Class A *	120,458	2,546,482
Northeast Bancorp	15,064	283,354
Northfield Bancorp, Inc.	82,086	1,081,073
Northrim BanCorp, Inc.	12,900	490,587
Northwest Bancshares, Inc.	182,794	2,950,295
Norwood Financial Corp.	10,870	413,060
Oak Valley Bancorp (a)	13,100	237,765
OceanFirst Financial Corp.	91,327	2,312,400
Oconee Federal Financial Corp.	1,600	39,376
Ocwen Financial Corp. *	227,722	797,027
OFG Bancorp	83,073	1,419,718
Ohio Valley Banc Corp.	7,400	258,556
Old Line Bancshares, Inc.	29,400	880,236
Old National Bancorp	290,001	5,176,518
Old Second Bancorp, Inc.	55,740	792,623
OP Bancorp *	22,800	236,664
Opus Bank	37,342	709,125
Origin Bancorp, Inc.	33,064	1,234,940
Oritani Financial Corp.	76,550	1,118,395
Orrstown Financial Services, Inc.	14,000	283,640
Pacific City Financial Corp.	22,430	367,179
Pacific Mercantile Bancorp *	27,350	226,184
Pacific Premier Bancorp, Inc. *	87,108	2,546,167
Park National Corp.	26,483	2,420,546
Parke Bancorp, Inc.	13,940	275,176
PCSB Financial Corp.	32,100	600,912
Peapack-Gladstone Financial Corp.	35,450	956,795
Penns Woods Bancorp, Inc.	8,900	360,450
PennyMac Financial Services, Inc.	38,423	768,076
People's Utah Bancorp	30,100	1,008,651
Peoples Bancorp of North Carolina, Inc.	8,250	229,680
Peoples Bancorp, Inc.	33,497	1,146,602
Peoples Financial Services Corp.	12,900	549,669
Ponce de Leon Federal Bank *	16,900	231,699
Preferred Bank	26,720	1,373,675
Premier Financial Bancorp, Inc.	22,033	390,865
Provident Bancorp, Inc. *	8,700	217,761
Provident Financial Services, Inc.	119,247	2,909,627
Prudential Bancorp, Inc.	17,200	309,084
QCR Holdings, Inc.	24,462	891,151
Radian Group, Inc.	413,839	7,941,570
RBB Bancorp	26,940	581,365
Reliant Bancorp, Inc.	19,000	456,000
Renasant Corp.	92,120	3,213,146
Republic Bancorp, Inc., Class A	18,000	807,660
Republic First Bancorp, Inc. *	81,400	549,450
Riverview Bancorp, Inc.	41,890	354,808
S&T Bancorp, Inc.	65,634	2,632,580
Sandy Spring Bancorp, Inc.	66,038	2,347,651

16
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
SB One Bancorp	13,500	325,755
Seacoast Banking Corp. of Florida *	88,044	2,316,438
Select Bancorp, Inc. *	21,700	267,344
ServisFirst Bancshares, Inc.	89,007	3,202,472
Shore Bancshares, Inc.	23,800	383,656
SI Financial Group, Inc.	20,830	275,789
Sierra Bancorp	26,400	718,872
Simmons First National Corp., Class A	174,128	4,663,148
SmartFinancial, Inc. *	21,400	435,276
South State Corp.	70,228	4,752,329
Southern First Bancshares, Inc. *	13,000	466,830
Southern Missouri Bancorp, Inc.	13,180	443,771
Southern National Bancorp of Virginia, Inc.	36,370	549,551
Southside Bancshares, Inc.	63,722	2,018,713
Spirit of Texas Bancshares, Inc. *	4,100	85,567
State Bank Financial Corp.	72,350	1,849,989
Sterling Bancorp, Inc.	41,391	428,397
Stock Yards Bancorp, Inc.	41,760	1,324,210
Summit Financial Group, Inc.	20,290	428,119
Territorial Bancorp, Inc.	14,300	389,532
The Bancorp, Inc. *	95,100	998,550
The Bank of N.T. Butterfield & Son Ltd.	105,075	4,233,472
The Bank of Princeton *	11,000	310,750
The Community Financial Corp.	9,300	280,395
The First Bancshares, Inc.	23,200	836,128
The First of Long Island Corp.	47,150	952,901
Timberland Bancorp, Inc.	12,900	374,358
Tompkins Financial Corp.	28,485	2,083,108
Towne Bank	126,256	3,551,581
TriCo Bancshares	49,070	1,767,501
TriState Capital Holdings, Inc. *	46,458	1,171,671
Triumph Bancorp, Inc. *	45,863	1,644,647
TrustCo Bank Corp.	183,255	1,372,580
Trustmark Corp.	129,890	4,000,612
UMB Financial Corp.	86,863	5,546,203
Union Bankshares Corp.	126,018	4,302,255
Union Bankshares, Inc.	7,500	355,875
United Bankshares, Inc.	191,537	6,353,282
United Community Banks, Inc.	149,637	3,721,472
United Community Financial Corp.	93,600	856,440
United Financial Bancorp, Inc.	97,007	1,498,758
United Security Bancshares	23,200	248,704
Unity Bancorp, Inc.	13,800	292,146
Univest Corp. of Pennsylvania	55,275	1,379,664
Valley National Bancorp	618,160	6,169,237
Veritex Holdings, Inc. *	44,702	1,053,179
Walker & Dunlop, Inc.	52,788	2,214,984
Washington Federal, Inc.	160,357	4,515,653
Washington Trust Bancorp, Inc.	28,500	1,463,475
Waterstone Financial, Inc.	49,257	804,859
WesBanco, Inc.	99,779	4,001,138
West Bancorp, Inc.	30,250	665,197
Westamerica Bancorp	49,700	2,893,037
Western New England Bancorp, Inc.	51,880	520,875
WSFS Financial Corp.	57,400	2,441,222
		458,480,934

Capital Goods 9.3%
AAON, Inc.	78,568	2,709,810
AAR Corp.	62,494	2,973,465
Actuant Corp., Class A	116,458	2,777,523
Advanced Drainage Systems, Inc.	69,859	1,941,382
Aegion Corp. *	61,227	1,185,355
Aerojet Rocketdyne Holdings, Inc. *	134,308	4,743,759
Aerovironment, Inc. *	40,426	3,637,127
Aircastle Ltd.	107,910	2,096,691
Security	Number of Shares	Value ($)
Alamo Group, Inc.	18,300	1,568,676
Albany International Corp., Class A	54,700	3,827,906
Allied Motion Technologies, Inc.	13,474	588,275
Altra Industrial Motion Corp.	114,372	3,690,784
Ameresco, Inc., Class A *	34,800	569,676
American Railcar Industries, Inc.	13,971	976,713
American Woodmark Corp. *	26,936	1,628,012
Apogee Enterprises, Inc.	52,719	1,903,156
Applied Industrial Technologies, Inc.	73,310	4,818,666
Argan, Inc.	28,110	1,237,402
Armstrong Flooring, Inc. *	41,127	639,525
Astec Industries, Inc.	43,595	1,639,608
Astronics Corp. *	40,276	1,174,448
Atkore International Group, Inc. *	74,800	1,440,648
Axon Enterprise, Inc. *	110,175	6,800,001
AZZ, Inc.	49,478	2,194,349
Babcock & Wilcox Enterprises, Inc. *	60,000	58,656
Barnes Group, Inc.	91,583	5,183,598
Beacon Roofing Supply, Inc. *	129,908	3,625,732
Blue Bird Corp. *	38,260	712,019
BlueLinx Holdings, Inc. *	17,481	411,678
BMC Stock Holdings, Inc. *	128,400	2,149,416
Briggs & Stratton Corp.	78,593	1,141,956
Builders FirstSource, Inc. *	216,187	2,676,395
Caesarstone Ltd.	44,492	702,529
CAI International, Inc. *	32,490	809,326
Chart Industries, Inc. *	59,301	4,035,433
CIRCOR International, Inc.	31,111	1,011,419
Columbus McKinnon Corp.	43,280	1,589,674
Comfort Systems USA, Inc.	69,864	3,736,327
Commercial Vehicle Group, Inc. *	59,270	396,516
Continental Building Products, Inc. *	70,733	1,967,085
CSW Industrials, Inc. *	29,347	1,350,842
Cubic Corp.	48,298	3,168,832
DMC Global, Inc.	27,300	1,052,415
Douglas Dynamics, Inc.	42,601	1,848,457
Ducommun, Inc. *	20,600	765,496
DXP Enterprises, Inc. *	30,550	970,879
Dycom Industries, Inc. *	58,216	3,951,702
EMCOR Group, Inc.	110,980	7,877,360
Encore Wire Corp.	38,975	1,722,695
Energous Corp. *(a)	43,400	348,936
Energy Recovery, Inc. *(a)	67,170	503,775
EnerSys	80,536	6,408,250
Engility Holdings, Inc. *	34,534	1,071,590
Enphase Energy, Inc. *(a)	168,193	763,596
EnPro Industries, Inc.	39,555	2,460,321
EnviroStar, Inc. (a)	7,496	311,459
ESCO Technologies, Inc.	48,610	2,975,904
Esterline Technologies Corp. *	50,091	5,878,680
Evoqua Water Technologies Corp. *	144,100	1,383,360
Federal Signal Corp.	113,578	2,497,580
Foundation Building Materials, Inc. *	29,100	277,323
Franklin Electric Co., Inc.	88,307	3,745,983
FreightCar America, Inc. *	23,510	336,193
FuelCell Energy, Inc. *(a)	151,500	128,063
GATX Corp.	72,179	5,408,372
Gencor Industries, Inc. *	17,250	196,305
Generac Holdings, Inc. *	116,040	5,886,709
General Finance Corp. *	18,000	234,000
Gibraltar Industries, Inc. *	60,803	2,167,019
Global Brass & Copper Holdings, Inc.	41,300	1,305,906
GMS, Inc. *	62,200	1,022,568
Graham Corp.	18,500	455,285
Granite Construction, Inc.	83,825	3,832,479
Great Lakes Dredge & Dock Corp. *	111,369	647,054
Griffon Corp.	65,405	792,709
H&E Equipment Services, Inc.	60,627	1,460,504

17
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Harsco Corp. *	153,363	4,212,882
HC2 Holdings, Inc. *	83,090	432,068
Herc Holdings, Inc. *	45,754	1,466,873
Hillenbrand, Inc.	120,121	5,753,796
Hurco Cos., Inc.	12,079	492,098
Hyster-Yale Materials Handling, Inc.	20,280	1,225,926
IES Holdings, Inc. *	17,000	301,580
Infrastructure and Energy Alternatives, Inc. *	36,600	366,000
Insteel Industries, Inc.	34,500	901,140
JELD-WEN Holding, Inc. *	132,195	2,149,491
John Bean Technologies Corp.	60,106	6,249,221
Kadant, Inc.	20,854	2,058,290
Kaman Corp.	52,582	3,340,009
KBR, Inc.	270,351	5,347,543
Kennametal, Inc.	156,644	5,553,030
Kratos Defense & Security Solutions, Inc. *	168,205	2,107,609
L.B. Foster Co., Class A *	18,200	330,876
Lawson Products, Inc. *	12,800	423,168
Lindsay Corp.	20,435	1,953,995
Lydall, Inc. *	32,436	968,863
Manitex International, Inc. *	26,520	226,481
Masonite International Corp. *	52,335	2,898,836
MasTec, Inc. *	124,620	5,422,216
Maxar Technologies Ltd.	108,169	1,612,800
Mercury Systems, Inc. *	90,270	4,230,052
Meritor, Inc. *	158,427	2,691,675
Milacron Holdings Corp. *	131,881	1,846,334
Miller Industries, Inc.	21,319	515,280
Moog, Inc., Class A	61,520	4,401,756
MRC Global, Inc. *	162,504	2,572,438
Mueller Industries, Inc.	108,250	2,635,887
Mueller Water Products, Inc., Class A	295,150	3,028,239
MYR Group, Inc. *	31,600	1,055,124
National Presto Industries, Inc.	9,500	1,184,365
Navistar International Corp. *	93,889	3,144,343
NCI Building Systems, Inc. *	80,600	987,350
Nexeo Solutions, Inc. *	63,480	663,366
NN, Inc.	53,447	619,985
Northwest Pipe Co. *	19,300	343,733
NOW, Inc. *	205,796	2,642,421
NV5 Global, Inc. *	17,717	1,383,166
Omega Flex, Inc.	5,672	343,156
Orion Group Holdings, Inc. *	56,110	264,839
Park-Ohio Holdings Corp.	17,186	568,513
Patrick Industries, Inc. *	45,446	1,977,355
PGT Innovations, Inc. *	95,796	1,940,827
Plug Power, Inc. *(a)	414,449	766,731
Powell Industries, Inc.	17,100	498,636
Preformed Line Products Co.	5,640	356,448
Primoris Services Corp.	79,904	1,691,568
Proto Labs, Inc. *	52,012	6,212,833
Quanex Building Products Corp.	67,140	995,015
Raven Industries, Inc.	68,444	2,975,945
RBC Bearings, Inc. *	45,780	6,760,790
REV Group, Inc.	57,800	630,598
Rexnord Corp. *	200,274	5,369,346
Rush Enterprises, Inc., Class A	56,887	2,013,231
Rush Enterprises, Inc., Class B	8,930	322,016
Simpson Manufacturing Co., Inc.	79,545	4,540,429
SiteOne Landscape Supply, Inc. *	76,804	5,225,744
Spartan Motors, Inc.	65,000	437,450
Sparton Corp. *	18,600	230,268
SPX Corp. *	81,900	2,401,308
SPX FLOW, Inc. *	80,337	2,749,935
Standex International Corp.	24,220	1,964,726
Sterling Construction Co., Inc. *	50,600	574,816
Sun Hydraulics Corp.	55,108	2,557,011
Security	Number of Shares	Value ($)
Sunrun, Inc. *	183,973	2,255,509
Systemax, Inc.	23,613	762,936
Tennant Co.	33,948	2,074,902
Textainer Group Holdings Ltd. *	52,831	619,708
The Eastern Co.	9,910	280,453
The Gorman-Rupp Co.	33,331	1,149,919
The Greenbrier Cos., Inc.	60,263	2,859,479
The KeyW Holding Corp. *	93,300	730,539
The Manitowoc Co., Inc. *	67,392	1,231,926
Thermon Group Holdings, Inc. *	61,990	1,337,744
Titan International, Inc.	96,900	684,114
Titan Machinery, Inc. *	36,710	523,117
TPI Composites, Inc. *	28,220	712,837
Trex Co., Inc. *	113,510	6,958,163
TriMas Corp. *	87,240	2,569,218
Triton International Ltd.	99,849	3,212,142
Triumph Group, Inc.	94,674	1,727,800
Tutor Perini Corp. *	72,886	1,129,733
Twin Disc, Inc. *	15,540	297,280
Universal Forest Products, Inc.	114,296	3,231,148
Vectrus, Inc. *	21,027	563,524
Veritiv Corp. *	21,776	726,012
Vicor Corp. *	33,258	1,333,646
Vivint Solar, Inc. *	63,800	331,122
Wabash National Corp.	109,776	1,657,618
Watts Water Technologies, Inc., Class A	53,381	3,739,339
Wesco Aircraft Holdings, Inc. *	104,320	1,061,978
Willis Lease Finance Corp. *	6,500	225,030
Willscot Corp. *	67,570	1,002,739
Woodward, Inc.	102,425	7,542,577
		358,821,408

Commercial & Professional Services 4.1%
ABM Industries, Inc.	127,320	3,915,090
Acacia Research Corp. *	95,890	314,519
ACCO Brands Corp.	199,820	1,612,547
Advanced Disposal Services, Inc. *	138,367	3,748,362
ASGN, Inc. *	97,227	6,521,987
Barrett Business Services, Inc.	13,600	855,712
BG Staffing, Inc.	15,900	410,856
Brady Corp., Class A	89,536	3,607,405
BrightView Holdings, Inc. *	46,730	687,866
Casella Waste Systems, Inc., Class A *	76,380	2,486,933
CBIZ, Inc. *	98,455	2,183,732
CECO Environmental Corp. *	55,872	415,688
Charah Solutions, Inc. *	13,950	104,765
Cimpress N.V. *	42,270	5,283,327
CompX International, Inc.	2,900	37,816
Covanta Holding Corp.	224,398	3,296,407
CRA International, Inc.	15,144	638,320
Deluxe Corp.	91,854	4,336,427
Ennis, Inc.	49,040	949,414
Essendant, Inc.	71,498	910,885
Exponent, Inc.	99,167	5,003,967
Forrester Research, Inc.	19,505	785,661
Franklin Covey Co. *	17,900	399,886
FTI Consulting, Inc. *	72,848	5,034,525
GP Strategies Corp. *	24,376	356,133
Healthcare Services Group, Inc.	142,081	5,767,068
Heidrick & Struggles International, Inc.	35,765	1,234,250
Heritage-Crystal Clean, Inc. *	28,960	665,790
Herman Miller, Inc.	113,421	3,737,222
HNI Corp.	83,589	3,167,187
Huron Consulting Group, Inc. *	42,266	2,303,074
ICF International, Inc.	34,471	2,538,444
InnerWorkings, Inc. *	81,380	585,122
Insperity, Inc.	73,029	8,022,236

18
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Interface, Inc.	112,828	1,837,968
Kelly Services, Inc., Class A	59,423	1,395,846
Kforce, Inc.	43,704	1,346,957
Kimball International, Inc., Class B	69,499	1,143,954
Knoll, Inc.	93,803	1,861,990
Korn/Ferry International	110,425	4,984,585
LSC Communications, Inc.	62,010	584,754
Matthews International Corp., Class A	59,359	2,470,522
McGrath RentCorp	46,558	2,485,732
Mistras Group, Inc. *	32,754	651,805
Mobile Mini, Inc.	84,823	3,487,922
MSA Safety, Inc.	65,397	6,830,063
Multi-Color Corp.	26,622	1,415,226
Navigant Consulting, Inc.	85,728	1,851,725
NL Industries, Inc. *	14,900	78,970
PICO Holdings, Inc. *	39,800	454,516
Pitney Bowes, Inc.	363,684	2,407,588
Quad Graphics, Inc.	59,070	911,450
Resources Connection, Inc.	57,250	934,320
RR Donnelley & Sons Co.	133,600	784,232
SP Plus Corp. *	43,944	1,404,450
Steelcase, Inc., Class A	161,923	2,687,922
Team, Inc. *	56,561	1,125,564
Tetra Tech, Inc.	106,235	7,015,759
The Brink's Co.	96,494	6,399,482
TriNet Group, Inc. *	83,894	3,942,179
TrueBlue, Inc. *	77,889	1,817,150
UniFirst Corp.	29,379	4,386,285
US Ecology, Inc.	42,266	2,955,661
Viad Corp.	38,956	1,865,603
VSE Corp.	16,400	514,304
WageWorks, Inc. *	75,814	3,018,155
Willdan Group, Inc. *	14,430	435,786
		157,407,048

Consumer Durables & Apparel 2.8%
Acushnet Holdings Corp.	65,924	1,610,523
American Outdoor Brands Corp. *	102,100	1,396,728
Bassett Furniture Industries, Inc.	20,009	395,178
Beazer Homes USA, Inc. *	59,940	528,071
Callaway Golf Co.	181,001	3,873,421
Cavco Industries, Inc. *	16,334	3,276,764
Century Communities, Inc. *	49,630	1,053,149
Clarus Corp.	38,810	380,338
Crocs, Inc. *	129,156	2,652,864
Culp, Inc.	20,950	484,993
Deckers Outdoor Corp. *	57,903	7,363,525
Escalade, Inc.	20,400	238,680
Ethan Allen Interiors, Inc.	46,179	883,866
Flexsteel Industries, Inc.	13,700	348,254
Fossil Group, Inc. *	87,158	1,892,200
G-III Apparel Group Ltd. *	83,131	3,313,602
GoPro, Inc., Class A *	215,101	1,413,214
Green Brick Partners, Inc. *	45,980	432,212
Hamilton Beach Brands Holding Co., Class A	11,954	277,572
Helen of Troy Ltd. *	50,769	6,301,448
Hooker Furniture Corp.	22,034	644,935
Hovnanian Enterprises, Inc., Class A *	239,379	349,493
Installed Building Products, Inc. *	41,740	1,271,400
iRobot Corp. *	51,361	4,528,499
Johnson Outdoors, Inc., Class A	9,300	700,383
KB Home	163,875	3,272,584
La-Z-Boy, Inc.	89,353	2,484,013
LGI Homes, Inc. *	35,170	1,504,924
Lifetime Brands, Inc.	21,120	218,592
M.D.C. Holdings, Inc.	86,751	2,437,703
Security	Number of Shares	Value ($)
M/I Homes, Inc. *	54,566	1,318,860
Malibu Boats, Inc., Class A *	39,178	1,574,956
Marine Products Corp.	13,700	279,069
MCBC Holdings, Inc. *	34,715	1,030,341
Meritage Homes Corp. *	74,985	2,793,191
Movado Group, Inc.	30,700	1,182,257
Nautilus, Inc. *	56,900	695,887
Oxford Industries, Inc.	32,004	2,847,716
Purple Innovation, Inc. *(a)	10,300	71,585
Rocky Brands, Inc.	12,600	361,872
Roku, Inc. *	83,259	4,629,200
Skyline Champion Corp.	56,150	1,338,055
Sonos, Inc. *(a)	30,260	384,605
Steven Madden Ltd.	167,559	5,239,570
Sturm, Ruger & Co., Inc.	32,495	1,929,878
Superior Group of Cos., Inc.	16,327	283,927
Taylor Morrison Home Corp., Class A *	223,378	3,694,672
The Lovesac Co. *	6,630	126,235
The New Home Co., Inc. *	23,849	170,043
TopBuild Corp. *	67,655	3,086,421
TRI Pointe Group, Inc. *	288,807	3,436,803
Tupperware Brands Corp.	95,986	3,369,109
Turtle Beach Corp. *(a)	14,600	259,150
Unifi, Inc. *	30,500	698,145
Universal Electronics, Inc. *	26,380	824,903
Vera Bradley, Inc. *	44,049	581,006
Vista Outdoor, Inc. *	109,577	1,369,713
Vuzix Corp. *(a)	44,000	267,520
William Lyon Homes, Class A *	61,002	827,187
Wolverine World Wide, Inc.	177,327	6,236,591
ZAGG, Inc. *	52,521	636,029
		107,073,624

Consumer Services 3.9%
Adtalem Global Education, Inc. *	114,787	5,811,666
American Public Education, Inc. *	30,400	994,992
BBX Capital Corp.	127,237	744,336
Belmond Ltd., Class A *	171,013	2,927,743
Biglari Holdings, Inc., Class A *	191	143,250
Biglari Holdings, Inc., Class B *	1,810	257,925
BJ's Restaurants, Inc.	39,530	2,418,445
Bloomin' Brands, Inc.	159,960	3,191,202
Bluegreen Vacations Corp.	15,000	196,500
Bojangles', Inc. *	33,725	533,192
Boyd Gaming Corp.	158,275	4,203,784
Brinker International, Inc.	83,673	3,627,225
Cambium Learning Group, Inc. *	27,600	396,888
Career Education Corp. *	129,671	1,864,669
Carriage Services, Inc.	33,310	634,889
Carrols Restaurant Group, Inc. *	66,900	880,404
Century Casinos, Inc. *	53,700	335,088
Chegg, Inc. *	208,179	5,679,123
Churchill Downs, Inc.	22,626	5,647,676
Chuy's Holdings, Inc. *	32,800	799,336
Cracker Barrel Old Country Store, Inc. (a)	36,807	5,840,535
Dave & Buster's Entertainment, Inc.	76,586	4,560,696
Del Frisco's Restaurant Group, Inc. *	62,508	421,929
Del Taco Restaurants, Inc. *	58,200	634,380
Denny's Corp. *	117,400	2,036,890
Dine Brands Global, Inc.	31,934	2,587,931
Drive Shack, Inc. *	113,000	603,420
El Pollo Loco Holdings, Inc. *	42,000	525,420
Eldorado Resorts, Inc. *	126,421	4,614,366
Empire Resorts, Inc. *	8,021	51,495
Fiesta Restaurant Group, Inc. *	45,000	1,161,450
Golden Entertainment, Inc. *	34,600	628,682
Houghton Mifflin Harcourt Co. *	195,594	1,310,480

19
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
International Speedway Corp., Class A	46,274	1,735,738
J Alexander's Holdings, Inc. *	25,627	270,365
Jack in the Box, Inc.	52,281	4,126,539
K12, Inc. *	71,229	1,525,013
Laureate Education, Inc., Class A *	160,470	2,389,398
Lindblad Expeditions Holdings, Inc. *	40,945	553,167
Marriott Vacations Worldwide Corp.	74,667	6,607,283
Monarch Casino & Resort, Inc. *	21,700	841,309
Nathan's Famous, Inc.	5,600	419,384
Noodles & Co. *	25,859	243,850
Papa John's International, Inc. (a)	42,866	2,337,912
Penn National Gaming, Inc. *	206,809	5,021,322
Planet Fitness, Inc., Class A *	169,543	8,322,866
PlayAGS, Inc. *	41,520	1,006,860
Potbelly Corp. *	43,800	511,584
RCI Hospitality Holdings, Inc.	17,482	457,679
Red Lion Hotels Corp. *	28,790	314,675
Red Robin Gourmet Burgers, Inc. *	24,700	745,940
Red Rock Resorts, Inc., Class A	132,374	3,063,134
Regis Corp. *	67,672	1,139,596
Ruth's Hospitality Group, Inc.	55,362	1,496,435
Scientific Games Corp., Class A *	104,926	2,335,653
SeaWorld Entertainment, Inc. *	104,732	2,735,600
Shake Shack, Inc., Class A *	47,119	2,492,124
Sonic Corp.	66,136	2,862,366
Sotheby's *	71,229	2,991,618
Speedway Motorsports, Inc.	21,884	339,859
Strategic Education, Inc.	40,108	5,046,389
Texas Roadhouse, Inc.	129,797	7,847,527
The Cheesecake Factory, Inc.	82,181	3,972,630
The Habit Restaurants, Inc., Class A *	39,583	502,704
Town Sports International Holdings, Inc. *	26,900	206,592
Weight Watchers International, Inc. *	73,995	4,891,069
Wingstop, Inc.	55,312	3,463,637
Zoe's Kitchen, Inc. *	37,096	471,861
		149,555,685

Diversified Financials 3.2%
AG Mortgage Investment Trust, Inc.	54,000	934,200
Anworth Mortgage Asset Corp.	183,200	798,752
Apollo Commercial Real Estate Finance, Inc.	237,475	4,443,157
Arbor Realty Trust, Inc.	123,219	1,488,486
Ares Commercial Real Estate Corp.	52,300	756,781
Arlington Asset Investment Corp., Class A (a)	53,900	453,299
ARMOUR Residential REIT, Inc.	80,644	1,756,426
Artisan Partners Asset Management, Inc., Class A	91,865	2,518,020
Ashford, Inc. *	910	57,366
Associated Capital Group, Inc., Class A	4,800	186,048
B. Riley Financial, Inc.	40,402	777,739
Banco Latinoamericano de Comercio Exterior, S.A., Class E	58,603	1,005,627
Blackstone Mortgage Trust, Inc., Class A	213,794	7,213,410
Blucora, Inc. *	90,839	2,627,064
BrightSphere Investment Group plc	155,611	1,773,965
Cannae Holdings, Inc. *	133,278	2,461,645
Capstead Mortgage Corp.	175,315	1,202,661
Cherry Hill Mortgage Investment Corp.	30,150	539,987
Cohen & Steers, Inc.	42,649	1,637,295
Colony Credit Real Estate, Inc.	160,370	3,422,296
Cowen, Inc. *	53,975	798,830
Curo Group Holdings Corp. *	22,165	311,862
Diamond Hill Investment Group, Inc.	6,233	1,073,198
Donnelley Financial Solutions, Inc. *	63,500	987,425
Dynex Capital, Inc.	103,300	598,107
Security	Number of Shares	Value ($)
Elevate Credit, Inc. *	45,307	193,008
Encore Capital Group, Inc. *	49,752	1,264,198
Enova International, Inc. *	63,614	1,504,471
Exantas Capital Corp.	57,437	651,336
EZCORP, Inc., Class A *	95,382	948,097
Federated Investors, Inc., Class B	186,039	4,589,582
FGL Holdings *	269,797	2,131,396
FirstCash, Inc.	83,319	6,698,848
Focus Financial Partners, Inc., Class A *	36,530	1,395,446
GAIN Capital Holdings, Inc.	50,100	382,764
GAMCO Investors, Inc., Class A	7,870	161,492
Granite Point Mortgage Trust, Inc.	82,227	1,530,244
Great Ajax Corp.	31,800	414,672
Green Dot Corp., Class A *	92,761	7,025,718
Greenhill & Co., Inc.	36,772	810,823
Hamilton Lane, Inc., Class A	28,300	1,086,154
Houlihan Lokey, Inc.	63,854	2,629,508
INTL. FCStone, Inc. *	29,378	1,330,236
Invesco Mortgage Capital, Inc.	214,656	3,237,012
Investment Technology Group, Inc.	62,031	1,704,612
KKR Real Estate Finance Trust, Inc.	33,080	664,246
Ladder Capital Corp.	165,905	2,793,840
Ladenburg Thalmann Financial Services, Inc.	193,500	535,995
LendingClub Corp. *	602,595	1,946,382
Marlin Business Services Corp.	17,000	451,860
Moelis & Co., Class A	85,145	3,436,452
Nelnet, Inc., Class A	35,500	1,998,295
New York Mortgage Trust, Inc.	269,596	1,655,319
On Deck Capital, Inc. *	98,100	676,890
Oppenheimer Holdings, Inc., Class A	18,300	562,908
Orchid Island Capital, Inc.	99,019	647,584
PennyMac Mortgage Investment Trust	115,484	2,229,996
Piper Jaffray Cos.	28,073	1,947,705
PJT Partners, Inc., Class A	38,096	1,727,273
PRA Group, Inc. *	84,929	2,619,210
Pzena Investment Management, Inc., Class A	34,400	346,064
Ready Capital Corp.	34,870	534,208
Redwood Trust, Inc.	157,937	2,593,326
Regional Management Corp. *	18,310	528,427
Safeguard Scientifics, Inc. *	36,500	312,075
Siebert Financial Corp. *(a)	13,700	188,375
Silvercrest Asset Management Group, Inc., Class A	15,600	224,328
Stifel Financial Corp.	133,112	6,085,881
TPG RE Finance Trust, Inc.	66,641	1,320,825
Value Line, Inc.	1,900	47,975
Virtus Investment Partners, Inc.	13,200	1,311,288
Waddell & Reed Financial, Inc., Class A	148,605	2,833,897
Western Asset Mortgage Capital Corp.	78,296	780,611
Westwood Holdings Group, Inc.	15,967	676,202
WisdomTree Investments, Inc.	223,030	1,732,943
World Acceptance Corp. *	12,026	1,220,519
		124,144,162

Energy 4.6%
Abraxas Petroleum Corp. *	304,200	559,728
Adams Resources & Energy, Inc.	3,684	149,386
Alta Mesa Resources, Inc., Class A *	192,120	605,178
Amyris, Inc. *	59,020	439,699
Approach Resources, Inc. *(a)	96,530	161,205
Arch Coal, Inc., Class A	34,857	3,342,786
Archrock, Inc.	242,110	2,484,049
Ardmore Shipping Corp. *	65,290	421,773
Basic Energy Services, Inc. *	36,000	279,720
Berry Petroleum Corp.	24,950	349,300

20
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Bonanza Creek Energy, Inc. *	36,000	927,000
Bristow Group, Inc. *	63,782	702,240
C&J Energy Services, Inc. *	122,586	2,302,165
Cactus, Inc., Class A *	73,355	2,454,458
California Resources Corp. *	86,209	2,701,790
Callon Petroleum Co. *	440,443	4,391,217
CARBO Ceramics, Inc. *(a)	40,705	196,605
Carrizo Oil & Gas, Inc. *	166,747	3,036,463
Clean Energy Fuels Corp. *	261,338	577,557
Cloud Peak Energy, Inc. *	147,300	251,883
CONSOL Energy, Inc. *	53,584	2,134,787
Covia Holdings Corp. *	59,310	342,812
CVR Energy, Inc.	30,137	1,295,891
Dawson Geophysical Co. *	39,500	221,595
Delek US Holdings, Inc.	160,470	5,892,458
Denbury Resources, Inc. *	884,328	3,050,932
DHT Holdings, Inc.	173,600	873,208
Diamond Offshore Drilling, Inc. *	123,168	1,746,522
Dorian LPG Ltd. *	51,996	413,368
Dril-Quip, Inc. *	72,254	3,075,130
Earthstone Energy, Inc., Class A *	34,790	286,322
Eclipse Resources Corp. *	156,100	177,954
Energy Fuels, Inc. *(a)	155,950	525,552
EP Energy Corp., Class A *(a)	88,300	158,940
Era Group, Inc. *	39,630	448,612
Evolution Petroleum Corp.	49,480	509,644
Exterran Corp. *	61,834	1,291,712
Forum Energy Technologies, Inc. *	159,561	1,429,667
Frank's International N.V. *	138,331	982,150
Frontline Ltd. *(a)	147,423	1,054,074
FTS International, Inc. *	61,810	791,786
GasLog Ltd.	77,800	1,591,788
Golar LNG Ltd.	181,991	4,873,719
Goodrich Petroleum Corp. *	16,500	248,655
Green Plains, Inc.	75,190	1,281,238
Gulfmark Offshore, Inc. *	7,770	261,771
Gulfport Energy Corp. *	333,358	3,036,891
Halcon Resources Corp. *	255,339	847,725
Hallador Energy Co.	33,360	218,842
Helix Energy Solutions Group, Inc. *	267,587	2,279,841
HighPoint Resources Corp. *	208,954	777,309
Independence Contract Drilling, Inc. *	68,000	272,680
International Seaways, Inc. *	40,898	879,716
ION Geophysical Corp. *	19,800	233,838
Isramco, Inc. *	1,400	152,390
Jagged Peak Energy, Inc. *(a)	121,639	1,498,592
Keane Group, Inc. *	103,590	1,302,126
Key Energy Services, Inc. *	20,930	189,417
KLX Energy Services Holdings, Inc. *	38,645	1,116,454
Laredo Petroleum, Inc. *	296,521	1,553,770
Liberty Oilfield Services, Inc., Class A (a)	83,870	1,591,853
Lilis Energy, Inc. *	85,300	230,310
Mammoth Energy Services, Inc.	23,670	590,803
Matador Resources Co. *	202,936	5,852,674
Matrix Service Co. *	50,830	1,033,374
McDermott International, Inc. *	344,405	2,662,251
Midstates Petroleum Co., Inc. *	28,600	206,206
NACCO Industries, Inc., Class A	6,737	232,696
Natural Gas Services Group, Inc. *	24,300	468,990
NCS Multistage Holdings, Inc. *	18,000	203,400
Newpark Resources, Inc. *	168,110	1,380,183
NextDecade Corp. *	14,700	76,293
Nine Energy Service, Inc. *	28,180	1,043,505
Noble Corp. plc *	469,254	2,355,655
Nordic American Tankers Ltd.	270,871	701,556
Northern Oil & Gas, Inc. *	367,760	1,081,214
Nuverra Environmental Solutions, Inc. *	2,300	25,852
Oasis Petroleum, Inc. *	518,404	5,215,144
Security	Number of Shares	Value ($)
Ocean Rig UDW, Inc., Class A *	105,083	3,182,964
Oceaneering International, Inc. *	188,425	3,568,770
Oil States International, Inc. *	115,226	2,566,083
Overseas Shipholding Group, Inc., Class A *	107,500	337,550
Panhandle Oil & Gas, Inc., Class A	30,730	546,687
Par Pacific Holdings, Inc. *	59,438	1,050,864
PDC Energy, Inc. *	127,567	5,415,219
Peabody Energy Corp.	150,252	5,326,433
Penn Virginia Corp. *	23,710	1,630,774
PHI, Inc. - Non Voting Shares *	24,752	192,818
Pioneer Energy Services Corp. *	142,900	424,413
Profire Energy, Inc. *	44,000	100,320
ProPetro Holding Corp. *	135,234	2,386,880
Quintana Energy Services, Inc. *	10,200	65,178
Renewable Energy Group, Inc. *	70,689	2,197,014
Resolute Energy Corp. *(a)	41,500	1,154,945
REX American Resources Corp. *	11,060	820,320
RigNet, Inc. *	26,200	448,020
Ring Energy, Inc. *	107,199	764,329
Rosehill Resources, Inc. *	2,300	12,098
Rowan Cos. plc, Class A *	245,292	3,902,596
Sanchez Energy Corp. *(a)	144,853	240,456
SandRidge Energy, Inc. *	57,000	510,150
Scorpio Tankers, Inc.	585,732	1,048,460
SEACOR Holdings, Inc. *	32,806	1,574,360
SEACOR Marine Holdings, Inc. *	31,039	567,393
Select Energy Services, Inc., Class A *	90,207	862,379
SemGroup Corp., Class A	152,955	2,828,138
Ship Finance International Ltd.	158,470	1,980,875
SilverBow Resources, Inc. *	14,100	370,266
Smart Sand, Inc. *(a)	38,800	107,476
Solaris Oilfield Infrastructure, Inc., Class A *	50,350	664,620
Southwestern Energy Co. *	1,132,825	6,049,286
SRC Energy, Inc. *	461,344	3,266,316
Superior Energy Services, Inc. *	291,712	2,284,105
Talos Energy, Inc. *	38,633	1,006,776
Teekay Corp.	135,000	895,050
Teekay Tankers Ltd., Class A	349,000	387,390
Tellurian, Inc. *(a)	162,476	1,299,808
TETRA Technologies, Inc. *	235,274	698,764
Tidewater, Inc. *	46,014	1,235,476
Ultra Petroleum Corp. *	303,100	363,720
Unit Corp. *	100,119	2,315,752
Uranium Energy Corp. *(a)	292,000	388,360
US Silica Holdings, Inc.	149,866	2,098,124
W&T Offshore, Inc. *	175,731	1,184,427
WildHorse Resource Development Corp. *	52,263	1,108,498
World Fuel Services Corp.	127,983	4,095,456
Zion Oil & Gas, Inc. *(a)	122,348	137,030
		176,269,225

Food & Staples Retailing 0.6%
BJ's Wholesale Club Holdings, Inc. *	135,400	2,999,110
Ingles Markets, Inc., Class A	27,231	896,989
Natural Grocers by Vitamin Cottage, Inc. *	17,200	311,664
Performance Food Group Co. *	195,633	5,735,960
PriceSmart, Inc.	42,530	2,983,480
Rite Aid Corp. *(a)	2,014,847	2,417,816
Smart & Final Stores, Inc. *	44,995	227,225
SpartanNash, Co.	67,333	1,201,894
The Andersons, Inc.	52,056	1,874,016
The Chefs' Warehouse, Inc. *	41,500	1,395,645
United Natural Foods, Inc. *	96,254	2,091,599

21
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Village Super Market, Inc., Class A	15,800	389,312
Weis Markets, Inc.	18,100	835,315
		23,360,025

Food, Beverage & Tobacco 1.6%
22nd Century Group, Inc. *(a)	216,700	524,414
Alico, Inc.	6,900	228,390
B&G Foods, Inc. (a)	125,480	3,267,499
Cal-Maine Foods, Inc.	60,157	2,927,841
Calavo Growers, Inc.	30,574	2,965,678
Castle Brands, Inc. *(a)	158,150	150,037
Celsius Holdings, Inc. *(a)	43,000	171,570
Coca-Cola Bottling Co. Consolidated	9,170	1,583,017
Craft Brew Alliance, Inc. *	25,482	467,340
Darling Ingredients, Inc. *	314,434	6,496,206
Dean Foods Co.	174,845	1,397,012
Farmer Brothers Co. *	19,000	458,090
Fresh Del Monte Produce, Inc.	57,777	1,908,374
Freshpet, Inc. *	50,119	1,909,534
Hostess Brands, Inc. *	188,000	1,955,200
J&J Snack Foods Corp.	28,690	4,480,230
John B. Sanfilippo & Son, Inc.	16,300	1,027,878
Lancaster Colony Corp.	36,240	6,210,811
Landec Corp. *	53,354	730,416
Limoneira Co.	28,060	691,679
MGP Ingredients, Inc.	25,299	1,800,530
National Beverage Corp. *	22,453	2,075,780
Primo Water Corp. *	62,080	1,034,874
Pyxus International, Inc. *(a)	15,600	370,344
Sanderson Farms, Inc.	39,334	3,870,072
Seneca Foods Corp., Class A *	13,290	420,363
The Boston Beer Co., Inc., Class A *	16,019	4,922,479
The Simply Good Foods Co. *	114,521	2,171,318
Tootsie Roll Industries, Inc. (a)	30,833	973,398
Turning Point Brands, Inc.	15,460	635,406
Universal Corp.	47,081	3,194,917
Vector Group Ltd.	196,910	2,662,223
		63,682,920

Health Care Equipment & Services 6.9%
AAC Holdings, Inc. *	26,363	145,260
Accuray, Inc. *	159,300	715,257
Addus HomeCare Corp. *	17,911	1,173,170
Allscripts Healthcare Solutions, Inc. *	335,412	3,994,757
Amedisys, Inc. *	51,331	5,646,410
American Renal Associates Holdings, Inc. *	24,500	472,605
AMN Healthcare Services, Inc. *	90,751	4,593,816
AngioDynamics, Inc. *	70,940	1,449,304
Anika Therapeutics, Inc. *	27,300	976,248
Antares Pharma, Inc. *	281,890	842,851
Apollo Medical Holdings, Inc. *	6,306	128,958
AtriCure, Inc. *	63,894	2,032,468
Atrion Corp.	2,800	1,910,104
Avanos Medical, Inc. *	89,994	5,093,660
AxoGen, Inc. *	64,966	2,422,582
BioScrip, Inc. *	236,600	634,088
BioTelemetry, Inc. *	61,864	3,594,298
Brookdale Senior Living, Inc. *	357,163	3,189,466
Capital Senior Living Corp. *	44,800	403,200
Cardiovascular Systems, Inc. *	62,130	1,742,746
Castlight Health, Inc., Class B *	144,073	355,860
Cerus Corp. *	253,444	1,698,075
Civitas Solutions, Inc. *	31,500	455,490
Community Health Systems, Inc. *	164,900	521,084
Computer Programs & Systems, Inc.	22,367	559,175
Security	Number of Shares	Value ($)
CONMED Corp.	48,069	3,241,293
CorVel Corp. *	17,400	1,008,504
Cross Country Healthcare, Inc. *	68,715	606,753
CryoLife, Inc. *	68,000	2,106,640
CryoPort, Inc. *(a)	50,130	556,443
Cutera, Inc. *	25,954	526,866
CytoSorbents Corp. *	55,427	554,270
Diplomat Pharmacy, Inc. *	108,390	2,150,458
ElectroCore, Inc. *	11,430	114,643
Endologix, Inc. *	155,037	189,145
Evolent Health, Inc., Class A *	129,858	2,882,848
FONAR Corp. *	11,270	278,820
Genesis Healthcare, Inc. *	101,000	155,540
GenMark Diagnostics, Inc. *	99,500	530,335
Glaukos Corp. *	62,983	3,649,235
Globus Medical, Inc., Class A *	139,309	7,362,481
Haemonetics Corp. *	99,569	10,401,973
HealthEquity, Inc. *	103,730	9,522,414
HealthStream, Inc.	49,744	1,308,765
Helius Medical Technologies, Inc. *(a)	30,500	312,320
Heska Corp. *	12,691	1,271,892
HMS Holdings Corp. *	159,054	4,583,936
Inogen, Inc. *	33,797	6,406,897
Inovalon Holdings, Inc., Class A *	132,334	1,245,263
Inspire Medical Systems, Inc. *	15,242	610,899
Integer Holdings Corp. *	59,791	4,452,636
IntriCon Corp. *	13,634	570,992
Invacare Corp.	62,911	812,810
iRadimed Corp. *	6,500	162,240
iRhythm Technologies, Inc. *	45,972	3,551,797
K2M Group Holdings, Inc. *	79,500	2,176,710
Lantheus Holdings, Inc. *	71,326	996,424
LeMaitre Vascular, Inc.	30,269	808,182
LHC Group, Inc. *	56,548	5,170,184
LifePoint Health, Inc. *	68,348	4,433,051
LivaNova plc *	93,246	10,442,620
Magellan Health, Inc. *	47,028	3,059,642
Medidata Solutions, Inc. *	110,831	7,791,419
Meridian Bioscience, Inc.	79,830	1,294,044
Merit Medical Systems, Inc. *	102,257	5,840,920
NantHealth, Inc. *	30,500	47,275
National HealthCare Corp.	23,429	1,863,308
National Research Corp., Class A	21,600	821,880
Natus Medical, Inc. *	61,394	1,834,453
Neogen Corp. *	96,513	5,860,269
Neuronetics, Inc. *	12,090	308,053
Nevro Corp. *	55,685	2,715,201
NextGen Healthcare, Inc. *	103,162	1,523,703
Novocure Ltd. *	141,405	4,686,162
NuVasive, Inc. *	98,630	5,540,047
Nuvectra Corp. *	25,900	518,259
NxStage Medical, Inc. *	123,974	3,518,382
Omnicell, Inc. *	73,974	5,229,962
OraSure Technologies, Inc. *	114,737	1,594,844
Orthofix Medical, Inc. *	33,794	2,055,351
OrthoPediatrics Corp. *	12,900	448,017
Owens & Minor, Inc.	116,769	922,475
Oxford Immunotec Global plc *	47,700	735,057
Patterson Cos., Inc.	156,501	3,533,793
PetIQ, Inc. *	21,090	667,709
Pulse Biosciences, Inc. *(a)	19,900	254,919
Quidel Corp. *	65,759	4,232,249
Quorum Health Corp. *	53,300	212,134
R1 RCM, Inc. *	196,721	1,666,227
RadNet, Inc. *	76,206	1,127,849
Rockwell Medical, Inc. *(a)	93,610	381,929
RTI Surgical, Inc. *	107,800	493,724
SeaSpine Holdings Corp. *	21,800	374,306

22
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Select Medical Holdings Corp. *	206,888	3,430,203
Senseonics Holdings, Inc. *(a)	161,200	598,052
Sientra, Inc. *	44,766	921,732
Simulations Plus, Inc.	22,405	452,805
STAAR Surgical Co. *	83,905	3,365,430
Surgery Partners, Inc. *	35,400	481,086
Surmodics, Inc. *	24,918	1,580,549
Tabula Rasa HealthCare, Inc. *	33,462	2,472,173
Tactile Systems Technology, Inc. *	33,567	2,197,967
Tandem Diabetes Care, Inc. *	97,350	3,661,333
Teladoc Health, Inc. *	128,635	8,919,551
Tenet Healthcare Corp. *	160,960	4,141,501
The Ensign Group, Inc.	93,938	3,479,464
The Providence Service Corp. *	21,680	1,432,831
Tivity Health, Inc. *	76,183	2,621,457
TransEnterix, Inc. *(a)	306,133	1,001,055
Triple-S Management Corp., Class B *	41,400	710,424
U.S. Physical Therapy, Inc.	23,866	2,566,072
Utah Medical Products, Inc.	6,386	556,731
Varex Imaging Corp. *	72,800	1,889,888
ViewRay, Inc. *	113,972	985,858
Vocera Communications, Inc. *	56,774	1,970,626
Wright Medical Group N.V. *	238,633	6,438,318
		266,935,879

Household & Personal Products 0.6%
Central Garden & Pet Co. *	20,354	661,098
Central Garden & Pet Co., Class A *	76,860	2,278,899
Edgewell Personal Care Co. *	103,606	4,971,016
elf Beauty, Inc. *	42,000	445,620
Inter Parfums, Inc.	33,327	1,965,960
Medifast, Inc.	22,474	4,757,296
Natural Health Trends Corp. (a)	13,270	301,760
Nature's Sunshine Products, Inc. *	15,180	134,343
Oil-Dri Corp. of America	9,987	308,898
Revlon, Inc., Class A *(a)	15,402	323,442
USANA Health Sciences, Inc. *	24,277	2,840,894
WD-40 Co.	26,209	4,379,000
		23,368,226

Insurance 2.8%
Ambac Financial Group, Inc. *	87,634	1,803,508
American Equity Investment Life Holding Co.	171,959	5,368,560
AMERISAFE, Inc.	36,519	2,377,022
AmTrust Financial Services, Inc.	211,694	3,035,692
Argo Group International Holdings Ltd.	61,841	3,810,024
Citizens, Inc. *(a)	93,300	733,338
CNO Financial Group, Inc.	315,456	5,962,118
Crawford & Co., Class B	20,800	191,568
Donegal Group, Inc., Class A	18,452	247,810
eHealth, Inc. *	35,940	1,234,898
EMC Insurance Group, Inc.	17,800	426,666
Employers Holdings, Inc.	62,093	2,853,794
Enstar Group Ltd. *	23,131	4,200,590
FBL Financial Group, Inc., Class A	18,768	1,294,617
FedNat Holding Co.	22,366	481,540
Genworth Financial, Inc., Class A *	961,290	4,114,321
Global Indemnity Ltd.	16,555	592,669
Goosehead Insurance, Inc., Class A *	18,300	627,324
Greenlight Capital Re Ltd., Class A *	57,699	668,731
Hallmark Financial Services, Inc. *	23,300	259,562
HCI Group, Inc.	13,800	602,646
Health Insurance Innovations, Inc., Class A *	24,160	1,181,424
Heritage Insurance Holdings, Inc.	38,562	538,326
Security	Number of Shares	Value ($)
Horace Mann Educators Corp.	78,566	3,086,073
Independence Holding Co.	8,748	316,765
Investors Title Co.	2,700	491,400
James River Group Holdings Ltd.	49,456	1,904,056
Kemper Corp.	101,049	7,597,874
Kingstone Cos., Inc.	18,310	311,270
Kinsale Capital Group, Inc.	37,225	2,222,705
Maiden Holdings Ltd.	131,188	460,470
MBIA, Inc. *	168,797	1,671,090
National General Holdings Corp.	117,832	3,282,800
National Western Life Group, Inc., Class A	4,394	1,183,216
NI Holdings, Inc. *	17,920	280,269
Primerica, Inc.	82,647	9,069,682
ProAssurance Corp.	102,300	4,493,016
Protective Insurance Corp., Class B	18,870	434,954
RLI Corp.	75,225	5,561,384
Safety Insurance Group, Inc.	28,074	2,338,003
Selective Insurance Group, Inc.	111,165	7,209,050
State Auto Financial Corp.	31,953	1,015,786
Stewart Information Services Corp.	44,653	1,843,276
The Navigators Group, Inc.	39,476	2,729,765
Third Point Reinsurance Ltd. *	152,674	1,688,574
Tiptree, Inc.	50,010	294,559
Trupanion, Inc. *(a)	47,655	1,203,765
United Fire Group, Inc.	40,227	2,165,419
United Insurance Holdings Corp.	38,833	765,787
Universal Insurance Holdings, Inc.	60,563	2,542,435
		108,770,191

Materials 4.0%
Advanced Emissions Solutions, Inc.	35,400	350,460
AdvanSix, Inc. *	58,436	1,621,015
AgroFresh Solutions, Inc. *	59,500	339,745
AK Steel Holding Corp. *	599,989	2,219,959
Allegheny Technologies, Inc. *	241,090	6,241,820
American Vanguard Corp.	55,860	899,346
Balchem Corp.	61,450	5,754,792
Boise Cascade Co.	74,161	2,283,417
Carpenter Technology Corp.	89,752	3,914,085
Century Aluminum Co. *	94,700	751,918
Chase Corp.	13,844	1,492,937
Clearwater Paper Corp. *	30,917	746,336
Cleveland-Cliffs, Inc. *	571,437	6,148,662
Coeur Mining, Inc. *	354,445	1,694,247
Commercial Metals Co.	224,356	4,276,225
Compass Minerals International, Inc.	64,962	3,151,307
Ferro Corp. *	160,919	2,725,968
Ferroglobe Representation & Warranty Insurance *(b)	108,500	—
Flotek Industries, Inc. *	110,660	200,295
Forterra, Inc. *	37,450	168,899
FutureFuel Corp.	48,750	799,500
GCP Applied Technologies, Inc. *	138,605	3,599,572
Gold Resource Corp.	103,205	446,878
Greif, Inc., Class A	48,916	2,313,727
Greif, Inc., Class B	10,600	544,416
H.B. Fuller Co.	97,311	4,326,447
Hawkins, Inc.	18,400	619,344
Haynes International, Inc.	23,225	672,596
Hecla Mining Co.	862,766	2,070,638
Ingevity Corp. *	81,335	7,407,992
Innophos Holdings, Inc.	37,286	1,092,480
Innospec, Inc.	46,247	3,094,849
Intrepid Potash, Inc. *	185,500	732,725
Kaiser Aluminum Corp.	31,170	2,972,683
KapStone Paper & Packaging Corp.	168,313	5,890,955
KMG Chemicals, Inc.	28,288	2,122,166

23
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Koppers Holdings, Inc. *	39,244	1,049,777
Kraton Corp. *	58,916	1,622,547
Kronos Worldwide, Inc.	42,800	600,484
Louisiana-Pacific Corp.	275,880	6,005,908
LSB Industries, Inc. *	40,500	307,800
Marrone Bio Innovations, Inc. *	101,700	152,550
Materion Corp.	38,493	2,187,557
Minerals Technologies, Inc.	68,098	3,728,365
Myers Industries, Inc.	66,537	1,055,277
Neenah, Inc.	31,985	2,573,513
Olympic Steel, Inc.	19,460	367,016
OMNOVA Solutions, Inc. *	83,000	613,370
P.H. Glatfelter Co.	83,208	1,489,423
PolyOne Corp.	153,086	4,946,209
PQ Group Holdings, Inc. *	70,421	1,130,257
Quaker Chemical Corp.	25,063	4,508,834
Ramaco Resources, Inc. *	10,400	77,480
Rayonier Advanced Materials, Inc.	95,811	1,186,140
Ryerson Holding Corp. *	31,700	291,006
Schnitzer Steel Industries, Inc., Class A	49,508	1,331,765
Schweitzer-Mauduit International, Inc.	58,535	1,868,437
Sensient Technologies Corp.	81,483	5,284,987
Stepan Co.	38,692	3,195,572
Summit Materials, Inc., Class A *	213,808	2,886,408
SunCoke Energy, Inc. *	125,905	1,410,136
Synalloy Corp. *	15,300	282,897
Tahoe Resources, Inc. *	591,089	1,400,881
TimkenSteel Corp. *	75,744	880,903
Trecora Resources *	40,200	434,160
Tredegar Corp.	49,786	926,020
Trinseo S.A.	82,373	4,438,257
Tronox Ltd., Class A	178,100	2,039,245
UFP Technologies, Inc. *	12,490	431,155
United States Lime & Minerals, Inc.	3,900	292,539
Universal Stainless & Alloy Products, Inc. *	15,850	311,294
US Concrete, Inc. *	30,782	1,004,724
Valhi, Inc.	49,094	102,115
Verso Corp., Class A *	65,924	1,853,124
Warrior Met Coal, Inc.	82,850	2,319,800
Worthington Industries, Inc.	80,103	3,354,714
		153,631,047

Media & Entertainment 2.5%
AMC Entertainment Holdings, Inc., Class A	99,542	1,917,179
Beasley Broadcasting Group, Inc., Class A	15,050	100,383
Boston Omaha Corp., Class A *(a)	9,400	260,192
Cardlytics, Inc. *	11,166	236,273
Care.com, Inc. *	38,070	670,032
Cargurus, Inc. *	95,503	4,242,243
Cars.com, Inc. *	134,316	3,506,991
Central European Media Enterprises Ltd., Class A *	165,600	559,728
Clear Channel Outdoor Holdings, Inc., Class A	68,300	397,506
Daily Journal Corp. *	2,110	500,154
Emerald Expositions Events, Inc.	48,900	714,918
Entercom Communications Corp., Class A	244,137	1,584,449
Entravision Communications Corp., Class A	121,900	602,186
Eros International plc *(a)	67,650	675,147
Fluent, Inc. *	71,700	173,514
Gannett Co., Inc.	215,904	2,094,269
Glu Mobile, Inc. *	211,335	1,489,912
Gray Television, Inc. *	151,955	2,630,341
Hemisphere Media Group, Inc. *	35,700	480,879
IMAX Corp. *	103,399	2,001,805
Security	Number of Shares	Value ($)
Liberty Latin America Ltd., Class A *	83,608	1,503,272
Liberty Latin America Ltd., Class C *	218,660	3,938,067
Liberty Media Corp. - Liberty Braves, Class A *	18,544	478,435
Liberty Media Corp. - Liberty Braves, Class C *	68,580	1,776,222
Liberty TripAdvisor Holdings, Inc., Class A *	138,220	1,993,132
LiveXLive Media, Inc. *	9,000	26,640
Loral Space & Communications, Inc. *	24,560	1,096,850
MDC Partners, Inc., Class A *	102,140	252,286
Meredith Corp.	75,966	3,916,807
MSG Networks, Inc., Class A *	113,180	2,891,749
National CineMedia, Inc.	148,249	1,326,829
New Media Investment Group, Inc.	113,882	1,600,042
Nexstar Media Group, Inc., Class A	85,876	6,431,254
Pandora Media, Inc. *	492,859	4,189,301
QuinStreet, Inc. *	71,500	1,136,850
Reading International, Inc., Class A *	31,200	453,024
Rosetta Stone, Inc. *	37,100	771,309
Saga Communications, Inc., Class A	6,790	237,922
Scholastic Corp.	53,522	2,321,784
Sinclair Broadcast Group, Inc., Class A	138,697	3,972,282
TechTarget, Inc. *	38,851	789,452
TEGNA, Inc.	417,300	4,815,642
The E.W. Scripps Co., Class A	87,469	1,471,229
The Marcus Corp.	36,940	1,441,399
The Meet Group, Inc. *	133,580	589,088
The New York Times Co., Class A	251,896	6,650,054
Travelzoo *	9,000	69,030
Tribune Publishing Co. *	32,267	486,909
TrueCar, Inc. *	178,367	2,029,816
WideOpenWest, Inc. *	57,000	555,180
World Wrestling Entertainment, Inc., Class A	82,443	5,984,537
XO Group, Inc. *	47,000	1,626,670
Yelp, Inc. *	155,759	6,669,600
		98,330,764

Pharmaceuticals, Biotechnology & Life Sciences 8.8%
Abeona Therapeutics, Inc. *	59,000	507,400
ACADIA Pharmaceuticals, Inc. *	187,649	3,655,403
Accelerate Diagnostics, Inc. *(a)	50,338	752,050
Acceleron Pharma, Inc. *	73,907	3,752,258
Achaogen, Inc. *(a)	58,600	225,610
Achillion Pharmaceuticals, Inc. *	262,489	750,719
Aclaris Therapeutics, Inc. *	50,000	594,500
Acorda Therapeutics, Inc. *	85,531	1,634,497
Adamas Pharmaceuticals, Inc. *	42,547	704,153
ADMA Biologics, Inc. *	35,400	190,098
Aduro Biotech, Inc. *	123,157	522,186
Adverum Biotechnologies, Inc. *	101,500	426,300
Aeglea BioTherapeutics, Inc. *	30,300	261,489
Aerie Pharmaceuticals, Inc. *	67,925	3,612,251
Agenus, Inc. *	169,144	268,939
Aimmune Therapeutics, Inc. *	82,779	2,200,266
Akcea Therapeutics, Inc. *(a)	23,800	531,216
Akebia Therapeutics, Inc. *	101,247	758,340
Akorn, Inc. *	178,072	1,187,740
Albireo Pharma, Inc. *	17,000	454,070
Alder Biopharmaceuticals, Inc. *	110,746	1,406,474
Aldeyra Therapeutics, Inc. *	36,080	388,582
Allakos, Inc. *	15,680	758,128
Allena Pharmaceuticals, Inc. *	21,600	177,768
AMAG Pharmaceuticals, Inc. *	64,931	1,396,016
Amicus Therapeutics, Inc. *	361,161	4,037,780
Amneal Pharmaceuticals, Inc. *	166,091	3,064,379

24
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Amphastar Pharmaceuticals, Inc. *	68,026	1,221,067
Ampio Pharmaceuticals, Inc. *	211,320	97,207
AnaptysBio, Inc. *	36,303	2,712,560
ANI Pharmaceuticals, Inc. *	15,500	752,215
Apellis Pharmaceuticals, Inc. *	69,444	971,522
Aptinyx, Inc. *	25,190	655,948
Aquestive Therapeutics, Inc. *	9,910	149,938
Aratana Therapeutics, Inc. *	85,210	506,147
Arbutus Biopharma Corp. *	65,900	279,416
Arcus Biosciences, Inc. *	17,550	176,378
Ardelyx, Inc. *	82,700	227,425
Arena Pharmaceuticals, Inc. *	94,731	3,378,107
ArQule, Inc. *	205,117	793,803
Array BioPharma, Inc. *	393,007	6,366,713
Arrowhead Pharmaceuticals, Inc. *	166,006	2,111,596
Arsanis, Inc. *	8,700	11,658
Assembly Biosciences, Inc. *	39,742	909,297
Assertio Therapeutics, Inc. *	111,600	541,818
Atara Biotherapeutics, Inc. *	80,200	2,740,434
Athenex, Inc. *	83,926	1,012,987
Athersys, Inc. *	211,500	395,505
Audentes Therapeutics, Inc. *	62,096	1,751,107
AVEO Pharmaceuticals, Inc. *(a)	201,030	492,524
Avid Bioservices, Inc. *	94,500	495,180
Avrobio, Inc. *	11,530	346,592
Bellicum Pharmaceuticals, Inc. *	74,300	302,401
BioCryst Pharmaceuticals, Inc. *	214,032	1,566,714
Biohaven Pharmaceutical Holding Co., Ltd. *	55,339	1,994,971
BioSpecifics Technologies Corp. *	10,918	668,946
BioTime, Inc. *(a)	174,800	340,860
Blueprint Medicines Corp. *	79,748	4,846,286
Calithera Biosciences, Inc. *	61,680	291,130
Calyxt, Inc. *	14,520	174,821
Cambrex Corp. *	62,849	3,349,223
Cara Therapeutics, Inc. *	61,627	1,154,890
CareDx, Inc. *	63,788	1,665,505
CASI Pharmaceuticals, Inc. *	93,000	305,040
Catalyst Biosciences, Inc. *	22,100	196,690
Catalyst Pharmaceuticals, Inc. *	180,200	536,996
Celcuity, Inc. *	10,900	305,745
Cellular Biomedicine Group, Inc. *	21,600	274,752
ChemoCentryx, Inc. *	43,100	466,342
Chimerix, Inc. *	80,346	280,408
ChromaDex Corp. *(a)	71,800	249,864
Clearside Biomedical, Inc. *	52,100	282,382
Clovis Oncology, Inc. *	91,168	1,060,284
Codexis, Inc. *	99,086	1,542,769
Cohbar, Inc. *	41,500	158,945
Coherus Biosciences, Inc. *	98,135	1,147,198
Collegium Pharmaceutical, Inc. *	56,974	914,433
Concert Pharmaceuticals, Inc. *	39,622	591,160
Constellation Pharmaceuticals, Inc. *	7,730	47,771
Corbus Pharmaceuticals Holdings, Inc. *(a)	94,500	629,370
Corcept Therapeutics, Inc. *	186,085	2,186,499
Corium International, Inc. *	50,000	632,500
Corvus Pharmaceuticals, Inc. *	25,900	196,581
Crinetics Pharmaceuticals, Inc. *(a)	13,190	328,563
CTI BioPharma Corp. *	95,500	164,260
Cue Biopharma, Inc. *	33,100	209,854
Cymabay Therapeutics, Inc. *	113,289	1,195,199
Cytokinetics, Inc. *	88,700	593,403
CytomX Therapeutics, Inc. *	84,225	1,201,048
Deciphera Pharmaceuticals, Inc. *	16,630	335,760
Denali Therapeutics, Inc. *(a)	86,180	1,247,025
Dermira, Inc. *	66,500	834,575
Dicerna Pharmaceuticals, Inc. *	88,331	1,162,436
Security	Number of Shares	Value ($)
Dova Pharmaceuticals, Inc. *(a)	22,000	408,320
Durect Corp. *	301,576	301,576
Dynavax Technologies Corp. *	119,862	1,185,435
Eagle Pharmaceuticals, Inc. *	20,178	993,565
Editas Medicine, Inc. *	86,900	2,201,177
Eidos Therapeutics, Inc. *	13,780	168,529
Eloxx Pharmaceuticals, Inc. *	43,150	519,095
Emergent BioSolutions, Inc. *	84,949	5,198,029
Enanta Pharmaceuticals, Inc. *	32,100	2,476,836
Endo International plc *	430,737	7,296,685
Endocyte, Inc. *	124,130	2,935,674
Enzo Biochem, Inc. *	80,600	267,592
Epizyme, Inc. *	100,800	811,440
Esperion Therapeutics, Inc. *	43,614	1,981,384
Evelo Biosciences, Inc. *(a)	10,100	92,011
Evolus, Inc. *(a)	17,210	255,052
Fate Therapeutics, Inc. *	96,260	1,199,400
Fennec Pharmaceuticals, Inc. *	21,100	153,608
FibroGen, Inc. *	143,911	6,169,465
Five Prime Therapeutics, Inc. *	62,800	762,392
Flexion Therapeutics, Inc. *	66,782	904,228
Fluidigm Corp. *	48,700	350,640
Fortress Biotech, Inc. *	56,900	47,420
Forty Seven, Inc. *	15,500	191,270
G1 Therapeutics, Inc. *	39,726	1,589,437
Genomic Health, Inc. *	40,673	2,916,661
Geron Corp. *(a)	319,579	488,956
Global Blood Therapeutics, Inc. *	95,411	3,347,972
GlycoMimetics, Inc. *	64,963	817,235
GTx, Inc. *(a)	10,550	16,775
Halozyme Therapeutics, Inc. *	238,353	3,701,622
Harvard Bioscience, Inc. *	65,500	259,380
Heron Therapeutics, Inc. *	131,506	3,650,607
Homology Medicines, Inc. *	19,500	366,990
Horizon Pharma plc *	318,782	5,805,020
Idera Pharmaceuticals, Inc. *	35,991	240,060
Immune Design, Corp. *	62,943	90,638
ImmunoGen, Inc. *	279,864	1,519,662
Immunomedics, Inc. *	273,357	6,158,733
Innovate Biopharmaceuticals, Inc. *(a)	34,500	145,245
Innoviva, Inc. *	132,097	1,844,074
Inovio Pharmaceuticals, Inc. *	161,062	794,036
Insmed, Inc. *	146,129	2,133,483
Insys Therapeutics, Inc. *(a)	53,079	452,764
Intellia Therapeutics, Inc. *	63,409	1,076,685
Intercept Pharmaceuticals, Inc. *	41,781	4,011,394
Intersect ENT, Inc. *	56,987	1,599,055
Intra-Cellular Therapies, Inc. *	85,433	1,450,652
Intrexon Corp. *(a)	143,438	1,658,143
Invitae Corp. *	125,373	1,779,043
Iovance Biotherapeutics, Inc. *	157,066	1,426,159
Ironwood Pharmaceuticals, Inc. *	264,470	3,464,557
Jounce Therapeutics, Inc. *	31,400	126,856
Kadmon Holdings, Inc. *	188,850	447,575
Kala Pharmaceuticals, Inc. *	23,464	170,114
Karyopharm Therapeutics, Inc. *	91,707	966,592
Keryx Biopharmaceuticals, Inc. *	182,334	506,889
Kezar Life Sciences, Inc. *(a)	9,770	241,612
Kindred Biosciences, Inc. *	58,750	854,225
Kiniksa Pharmaceuticals Ltd., Class A *	12,300	234,192
Kura Oncology, Inc. *	53,535	581,925
La Jolla Pharmaceutical Co. *(a)	41,455	675,717
Lannett Co., Inc. *(a)	54,200	198,372
Lexicon Pharmaceuticals, Inc. *	80,800	632,664
Ligand Pharmaceuticals, Inc. *	40,299	6,641,678
Liquidia Technologies, Inc. *	9,260	151,679
Loxo Oncology, Inc. *	51,776	7,904,124
Luminex Corp.	80,732	2,322,660

25
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
MacroGenics, Inc. *	75,411	1,241,265
Madrigal Pharmaceuticals, Inc. *	13,284	2,535,384
Magenta Therapeutics, Inc. *(a)	7,670	67,266
Mallinckrodt plc *	156,915	3,932,290
MannKind Corp. *(a)	261,100	477,813
Marinus Pharmaceuticals, Inc. *	67,800	317,304
MediciNova, Inc. *(a)	75,800	739,808
Medpace Holdings, Inc. *	42,381	2,208,050
MeiraGTx Holdings plc *(a)	7,040	94,054
Melinta Therapeutics, Inc. *	65,540	172,370
Menlo Therapeutics, Inc. *	18,240	111,264
Mersana Therapeutics, Inc. *	24,500	153,125
MiMedx Group, Inc. *(a)	197,350	1,148,577
Minerva Neurosciences, Inc. *	57,100	626,387
Miragen Therapeutics, Inc. *	48,000	207,360
Mirati Therapeutics, Inc. *	38,150	1,425,665
Molecular Templates, Inc. *	16,900	72,332
Momenta Pharmaceuticals, Inc. *	146,699	1,835,204
Mustang Bio, Inc. *	31,300	124,574
MyoKardia, Inc. *	64,978	3,439,935
Myriad Genetics, Inc. *	128,193	5,772,531
NanoString Technologies, Inc. *	47,550	732,745
NantKwest, Inc. *	57,600	125,568
Natera, Inc. *	62,270	1,367,449
NeoGenomics, Inc. *	123,207	2,271,937
Neon Therapeutics, Inc. *	11,980	70,203
Neos Therapeutics, Inc. *	56,200	175,906
NewLink Genetics Corp. *	48,700	92,043
Novavax, Inc. *	735,592	1,294,642
Nymox Pharmaceutical Corp. *(a)	60,400	105,700
Ocular Therapeutix, Inc. *	63,770	316,299
Odonate Therapeutics, Inc. *	12,100	175,450
Omeros Corp. *(a)	88,772	1,355,548
OPKO Health, Inc. *(a)	623,000	2,105,740
Optinose, Inc. *(a)	36,340	384,477
Organovo Holdings, Inc. *(a)	230,021	232,321
Ovid therapeutics, Inc. *	22,600	115,938
Pacific Biosciences of California, Inc. *	234,500	1,043,525
Pacira Pharmaceuticals, Inc. *	76,164	3,723,658
Palatin Technologies, Inc. *	365,200	328,607
Paratek Pharmaceuticals, Inc. *(a)	58,908	438,865
PDL BioPharma, Inc. *	271,480	675,985
Pfenex, Inc. *	53,960	214,221
Phibro Animal Health Corp., Class A	38,000	1,630,960
Pieris Pharmaceuticals, Inc. *	96,900	399,228
PolarityTE, Inc. *(a)	18,920	288,341
Portola Pharmaceuticals, Inc. *	124,473	2,450,873
Prestige Consumer Healthcare, Inc. *	99,375	3,593,400
Progenics Pharmaceuticals, Inc. *	159,579	799,491
Proteostasis Therapeutics, Inc. *(a)	46,900	291,249
Prothena Corp. plc *	77,633	962,649
PTC Therapeutics, Inc. *	86,462	3,330,516
Puma Biotechnology, Inc. *	55,585	2,059,424
Quanterix Corp. *	15,960	279,460
Ra Pharmaceuticals, Inc. *	28,170	403,394
Radius Health, Inc. *	77,334	1,224,197
Reata Pharmaceuticals, Inc., Class A *	36,255	2,136,507
Recro Pharma, Inc. *	32,600	210,596
REGENXBIO, Inc. *	60,405	4,027,201
Repligen Corp. *	74,746	4,052,728
Replimune Group, Inc. *	14,160	182,381
resTORbio, Inc. *(a)	14,800	163,688
Retrophin, Inc. *	78,988	2,026,832
Revance Therapeutics, Inc. *	64,571	1,405,711
Rhythm Pharmaceuticals, Inc. *	28,780	806,128
Rigel Pharmaceuticals, Inc. *	319,031	915,619
Rocket Pharmaceuticals, Inc. *	40,344	639,049
Rubius Therapeutics, Inc. *	23,040	378,547
Security	Number of Shares	Value ($)
Sangamo Therapeutics, Inc. *	193,486	2,451,468
Savara, Inc. *	54,240	488,160
Scholar Rock Holding Corp. *	11,780	276,712
scPharmaceuticals, Inc. *	13,400	57,352
Selecta Biosciences, Inc. *	33,700	173,218
Seres Therapeutics, Inc. *	41,037	281,924
Sienna Biopharmaceuticals, Inc. *	30,497	281,487
SIGA Technologies, Inc. *	96,800	467,544
Solid Biosciences, Inc. *	23,050	737,600
Sorrento Therapeutics, Inc. *(a)	206,736	659,488
Spark Therapeutics, Inc. *	60,168	2,706,958
Spectrum Pharmaceuticals, Inc. *	195,314	2,324,237
Spero Therapeutics, Inc. *	14,527	116,507
Spring Bank Pharmaceuticals, Inc. *(a)	26,580	267,129
Stemline Therapeutics, Inc. *	54,730	819,855
Supernus Pharmaceuticals, Inc. *	93,416	4,442,865
Surface Oncology, Inc. *	13,500	105,435
Syndax Pharmaceuticals, Inc. *	28,882	138,922
Syneos Health, Inc. *	119,365	5,446,625
Synergy Pharmaceuticals, Inc. *(a)	466,800	194,516
Synlogic, Inc. *	28,800	227,808
Syros Pharmaceuticals, Inc. *	49,100	323,078
T2 Biosystems, Inc. *	58,780	308,595
Teligent, Inc. *(a)	74,300	238,503
Tetraphase Pharmaceuticals, Inc. *	100,653	206,339
TG Therapeutics, Inc. *	118,841	540,727
The Medicines Co. *	131,376	3,055,806
TherapeuticsMD, Inc. *(a)	356,803	1,744,767
Theravance Biopharma, Inc. *	81,666	1,982,034
Tocagen, Inc. *	33,400	349,364
Translate Bio, Inc. *	18,590	104,662
Tricida, Inc. *	22,070	595,890
Tyme Technologies, Inc. *	78,400	175,616
Ultragenyx Pharmaceutical, Inc. *	90,770	4,397,806
UNITY Biotechnology, Inc. *(a)	9,500	105,830
Unum Therapeutics, Inc. *	6,700	50,116
Vanda Pharmaceuticals, Inc. *	98,014	1,859,326
Veracyte, Inc. *	53,560	795,366
Verastem, Inc. *(a)	129,955	658,872
Vericel Corp. *	81,243	905,859
Verrica Pharmaceuticals, Inc. *	10,970	144,804
Viking Therapeutics, Inc. *(a)	98,082	1,333,915
Vital Therapies, Inc. *	56,600	17,376
Voyager Therapeutics, Inc. *	41,430	562,205
WaVe Life Sciences Ltd. *	34,203	1,596,938
Xencor, Inc. *	88,346	2,890,681
Xeris Pharmaceuticals, Inc. *	12,510	274,219
XOMA Corp. *	10,600	130,486
Zafgen, Inc. *	57,770	560,947
ZIOPHARM Oncology, Inc. *(a)	269,548	533,705
Zogenix, Inc. *	80,101	3,345,018
Zomedica Pharmaceuticals Corp. *	73,900	127,108
		342,571,412

Real Estate 7.1%
Acadia Realty Trust	153,729	4,279,815
Agree Realty Corp.	58,100	3,327,387
Alexander & Baldwin, Inc.	130,661	2,553,116
Alexander's, Inc.	4,111	1,295,006
Altisource Portfolio Solutions S.A. *(a)	18,487	466,427
American Assets Trust, Inc.	74,284	2,849,534
American Realty Investors, Inc. *(a)	3,390	51,426
Americold Realty Trust	164,651	4,075,112
Armada Hoffler Properties, Inc.	91,915	1,376,887
Ashford Hospitality Trust, Inc.	168,182	866,137
Bluerock Residential Growth REIT, Inc.	45,408	430,014
Braemar Hotels & Resorts, Inc.	56,364	599,713

26
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
BRT Apartments Corp.	18,860	219,342
CareTrust REIT, Inc.	155,159	2,740,108
CatchMark Timber Trust, Inc., Class A	92,109	815,165
CBL & Associates Properties, Inc.	322,300	1,063,590
Cedar Realty Trust, Inc.	168,700	635,999
Chatham Lodging Trust	87,936	1,714,752
Chesapeake Lodging Trust	113,385	3,332,385
City Office REIT, Inc.	68,000	749,360
Clipper Realty, Inc.	29,212	392,609
Community Healthcare Trust, Inc.	32,600	968,872
Consolidated-Tomoka Land Co.	7,600	440,192
CoreCivic, Inc.	228,129	5,123,777
CorEnergy Infrastructure Trust, Inc.	22,260	804,254
CorePoint Lodging, Inc.	79,351	1,298,976
Cousins Properties, Inc.	804,816	6,688,021
Cushman & Wakefield plc *	86,090	1,399,823
DiamondRock Hospitality Co.	398,791	4,167,366
Easterly Government Properties, Inc.	117,094	2,127,598
EastGroup Properties, Inc.	67,475	6,463,430
Essential Properties Realty Trust, Inc.	67,370	916,232
Farmland Partners, Inc. (a)	59,300	406,205
First Industrial Realty Trust, Inc.	238,437	7,320,016
Forestar Group, Inc. *	19,770	355,860
Four Corners Property Trust, Inc.	129,571	3,379,212
Franklin Street Properties Corp.	198,296	1,380,140
Front Yard Residential Corp.	94,878	879,519
FRP Holdings, Inc. *	13,516	655,121
Getty Realty Corp.	62,049	1,664,775
Gladstone Commercial Corp.	53,500	1,015,965
Gladstone Land Corp.	24,800	310,248
Global Medical REIT, Inc.	37,600	344,416
Global Net Lease, Inc.	138,715	2,808,979
Government Properties Income Trust (a)	187,746	1,657,797
Griffin Industrial Realty, Inc.	1,200	42,144
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	98,779	2,049,664
Healthcare Realty Trust, Inc.	237,588	6,619,202
Hersha Hospitality Trust	68,247	1,198,417
HFF, Inc., Class A	71,849	2,640,451
Independence Realty Trust, Inc.	164,968	1,634,833
Industrial Logistics Properties Trust (a)	38,400	829,056
InfraREIT, Inc.	84,789	1,782,265
Innovative Industrial Properties, Inc.	12,800	524,672
Investors Real Estate Trust	226,702	1,230,992
iStar, Inc.	124,425	1,306,463
Jernigan Capital, Inc.	33,960	664,597
Kennedy-Wilson Holdings, Inc.	240,811	4,570,593
Kite Realty Group Trust	160,903	2,548,704
LaSalle Hotel Properties	210,973	6,964,219
Lexington Realty Trust	411,493	3,197,301
LTC Properties, Inc.	74,904	3,203,644
Mack-Cali Realty Corp.	172,729	3,506,399
Marcus & Millichap, Inc. *	37,237	1,292,869
Maui Land & Pineapple Co., Inc. *	14,430	162,626
MedEquities Realty Trust, Inc.	55,400	458,158
Monmouth Real Estate Investment Corp.	148,224	2,217,431
National Health Investors, Inc.	78,511	5,767,418
National Storage Affiliates Trust	109,427	2,914,041
New Senior Investment Group, Inc.	143,516	820,912
Newmark Group, Inc., Class A	44,700	435,378
NexPoint Residential Trust, Inc.	32,056	1,142,476
NorthStar Realty Europe Corp.	84,631	1,135,748
One Liberty Properties, Inc.	28,880	748,858
Pebblebrook Hotel Trust	131,075	4,418,538
Pennsylvania Real Estate Investment Trust	130,957	1,172,065
Physicians Realty Trust	350,773	5,815,816
Piedmont Office Realty Trust, Inc., Class A	244,608	4,407,836
PotlatchDeltic Corp.	117,470	4,258,288
Security	Number of Shares	Value ($)
Preferred Apartment Communities, Inc., Class A	76,337	1,286,278
PS Business Parks, Inc.	38,051	4,969,461
QTS Realty Trust, Inc., Class A	98,149	3,761,070
Ramco-Gershenson Properties Trust	150,421	1,997,591
RE/MAX Holdings, Inc., Class A	34,158	1,277,168
Redfin Corp. *(a)	152,374	2,354,178
Retail Opportunity Investments Corp.	212,061	3,730,153
Rexford Industrial Realty, Inc.	174,456	5,525,022
RLJ Lodging Trust	333,316	6,479,663
Ryman Hospitality Properties, Inc.	85,753	6,653,575
Sabra Health Care REIT, Inc.	341,361	7,390,466
Safety Income & Growth, Inc.	14,700	264,306
Saul Centers, Inc.	22,840	1,090,838
Select Income REIT	168,818	3,192,348
Seritage Growth Properties, Class A (a)	63,121	2,399,860
Spirit MTA REIT	83,203	891,104
STAG Industrial, Inc.	202,047	5,346,164
Stratus Properties, Inc. *	11,800	340,430
Summit Hotel Properties, Inc.	198,016	2,281,144
Sunstone Hotel Investors, Inc.	437,536	6,331,146
Tanger Factory Outlet Centers, Inc.	175,403	3,904,471
Tejon Ranch Co. *	41,092	780,748
Terreno Realty Corp.	109,629	4,103,413
The GEO Group, Inc.	230,700	5,100,777
The RMR Group, Inc., Class A	13,505	1,024,759
The St. Joe Co. *	66,563	1,011,092
Tier REIT, Inc.	97,519	2,113,237
Transcontinental Realty Investors, Inc. *	2,800	95,452
Trinity Place Holdings, Inc. *	32,544	173,785
UMH Properties, Inc.	63,107	904,323
Universal Health Realty Income Trust	24,694	1,582,885
Urban Edge Properties	208,804	4,278,394
Urstadt Biddle Properties, Inc., Class A	55,674	1,108,469
Washington Prime Group, Inc.	355,878	2,277,619
Washington Real Estate Investment Trust	150,560	4,196,107
Whitestone REIT	71,600	963,736
Xenia Hotels & Resorts, Inc.	214,942	4,417,058
		273,691,042

Retailing 4.6%
1-800-FLOWERS.COM, Inc., Class A *	51,800	541,310
Aaron's, Inc.	132,948	6,265,839
Abercrombie & Fitch Co., Class A	131,214	2,584,916
America's Car-Mart, Inc. *	11,414	854,909
American Eagle Outfitters, Inc.	309,828	7,144,634
Asbury Automotive Group, Inc. *	38,911	2,533,106
Ascena Retail Group, Inc. *	335,663	1,292,303
At Home Group, Inc. *	85,347	2,333,387
Barnes & Noble Education, Inc. *	71,495	408,236
Barnes & Noble, Inc.	113,990	721,557
Bed Bath & Beyond, Inc.	256,786	3,528,240
Big 5 Sporting Goods Corp. (a)	40,484	142,099
Big Lots, Inc.	76,813	3,189,276
Boot Barn Holdings, Inc. *	52,351	1,292,023
Caleres, Inc.	81,375	2,783,025
Camping World Holdings, Inc., Class A (a)	61,800	1,059,870
Carvana Co. *	61,875	2,397,656
Chico's FAS, Inc.	244,122	1,872,416
Citi Trends, Inc.	24,846	629,349
Conn's, Inc. *	37,400	1,038,972
Core-Mark Holding Co., Inc.	87,023	3,342,553
Dillard's, Inc., Class A (a)	22,047	1,552,550
DSW, Inc., Class A	130,920	3,475,926
Duluth Holdings, Inc., Class B *	15,320	470,784
Etsy, Inc. *	229,167	9,744,181
Express, Inc. *	141,866	1,249,839

27
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Five Below, Inc. *	104,694	11,916,271
Francesca's Holdings Corp. *	64,500	196,080
Funko, Inc., Class A *	19,400	365,690
Gaia, Inc. *	22,400	327,264
GameStop Corp., Class A (a)	191,897	2,801,696
Genesco, Inc. *	37,366	1,598,891
GNC Holdings, Inc., Class A *	153,100	563,408
Group 1 Automotive, Inc.	37,155	2,145,330
Groupon, Inc. *	840,580	2,748,697
Guess?, Inc.	109,863	2,333,490
Haverty Furniture Cos., Inc.	36,520	740,626
Hibbett Sports, Inc. *	35,775	624,989
Hudson Ltd., Class A *	77,080	1,629,471
J. Jill, Inc. *	30,400	153,520
J.C. Penney Co., Inc. *(a)	602,888	886,245
Kirkland's, Inc. *	28,510	288,236
Lands' End, Inc. *	19,600	319,676
Leaf Group Ltd. *	32,500	284,375
Liberty Expedia Holdings, Inc., Class A *	104,656	4,544,163
Liquidity Services, Inc. *	47,500	282,150
Lithia Motors, Inc., Class A	43,843	3,905,534
Lumber Liquidators Holdings, Inc. *	54,198	648,208
MarineMax, Inc. *	49,257	1,121,089
Monro, Inc.	60,718	4,517,419
Murphy USA, Inc. *	57,841	4,663,720
National Vision Holdings, Inc. *	92,709	3,840,934
New York & Co., Inc. *	53,300	211,068
Nutrisystem, Inc.	56,450	2,007,362
Office Depot, Inc.	1,061,452	2,717,317
Ollie's Bargain Outlet Holdings, Inc. *	95,441	8,866,469
Overstock.com, Inc. *(a)	39,707	798,905
Party City Holdco, Inc. *	107,326	1,123,703
PetMed Express, Inc.	38,340	1,071,220
Pier 1 Imports, Inc.	144,900	230,391
Quotient Technology, Inc. *	152,211	1,958,956
Remark Holdings, Inc. *(a)	50,900	115,543
Rent-A-Center, Inc. *	85,180	1,213,815
RH *(a)	36,764	4,253,962
Sally Beauty Holdings, Inc. *	229,911	4,094,715
Shoe Carnival, Inc.	20,605	839,242
Shutterfly, Inc. *	63,018	3,150,900
Shutterstock, Inc.	35,946	1,469,472
Signet Jewelers Ltd.	113,360	6,353,828
Sleep Number Corp. *	66,441	2,416,459
Sonic Automotive, Inc., Class A	46,274	838,485
Sportsman's Warehouse Holdings, Inc. *	69,910	351,647
Stamps.com, Inc. *	33,776	6,828,494
Tailored Brands, Inc.	96,172	2,020,574
The Buckle, Inc. (a)	55,233	1,126,753
The Cato Corp., Class A	43,100	830,968
The Children's Place, Inc.	31,086	4,644,248
The Container Store Group, Inc. *	29,700	175,527
Tile Shop Holdings, Inc.	77,415	503,197
Tilly's, Inc., Class A	28,490	505,413
Weyco Group, Inc.	11,200	354,368
Winmark Corp.	4,810	739,249
Zumiez, Inc. *	35,538	826,614
		178,534,992

Semiconductors & Semiconductor Equipment 2.4%
ACM Research, Inc., Class A *	15,000	143,250
Adesto Technologies Corp. *	46,890	187,091
Advanced Energy Industries, Inc. *	74,868	3,221,570
Alpha & Omega Semiconductor Ltd. *	37,700	349,479
Ambarella, Inc. *	61,950	2,154,621
Amkor Technology, Inc. *	195,002	1,394,264
Aquantia Corp. *	42,090	402,381
Security	Number of Shares	Value ($)
Axcelis Technologies, Inc. *	61,684	1,064,666
AXT, Inc. *	74,320	489,769
Brooks Automation, Inc.	133,783	4,151,287
Cabot Microelectronics Corp.	48,941	4,777,621
CEVA, Inc. *	42,498	1,047,151
Cirrus Logic, Inc. *	117,937	4,415,561
Cohu, Inc.	77,086	1,603,389
Cree, Inc. *	193,113	7,496,647
Diodes, Inc. *	76,847	2,320,011
Entegris, Inc.	272,819	7,240,616
FormFactor, Inc. *	143,451	1,755,840
Ichor Holdings Ltd. *(a)	45,436	806,489
Impinj, Inc. *(a)	30,872	605,091
Inphi Corp. *	83,577	2,674,464
Integrated Device Technology, Inc. *	248,131	11,615,012
Kopin Corp. *	118,000	263,140
Lattice Semiconductor Corp. *	223,368	1,342,442
MACOM Technology Solutions Holdings, Inc. *	86,369	1,215,212
MaxLinear, Inc. *	118,835	2,306,587
Nanometrics, Inc. *	43,304	1,388,326
NeoPhotonics Corp. *	68,473	547,784
NVE Corp.	9,000	762,300
PDF Solutions, Inc. *	54,400	435,200
Photronics, Inc. *	129,937	1,265,586
Power Integrations, Inc.	54,752	3,083,633
Rambus, Inc. *	203,203	1,769,898
Rudolph Technologies, Inc. *	60,037	1,248,169
Semtech Corp. *	124,861	5,611,253
Silicon Laboratories, Inc. *	82,302	6,710,082
SMART Global Holdings, Inc. *	18,700	523,787
SunPower Corp. *(a)	118,400	711,584
Synaptics, Inc. *	67,339	2,527,906
Ultra Clean Holdings, Inc. *	72,200	759,544
Veeco Instruments, Inc. *	91,055	865,933
Xperi Corp.	93,709	1,218,217
		94,472,853

Software & Services 7.0%
8x8, Inc. *	177,412	3,049,712
A10 Networks, Inc. *	99,019	575,300
ACI Worldwide, Inc. *	219,833	5,515,610
Agilysys, Inc. *	30,900	502,743
Alarm.com Holdings, Inc. *	58,969	2,622,941
Altair Engineering, Inc., Class A *	57,997	2,212,006
Alteryx, Inc., Class A *	55,960	2,965,320
Amber Road, Inc. *	44,100	392,490
American Software, Inc., Class A	55,860	642,949
Appfolio, Inc., Class A *	29,366	1,676,799
Apptio, Inc., Class A *	65,868	1,705,981
Asure Software, Inc. *	23,660	263,572
Avalara, Inc. *(a)	16,430	550,734
Avaya Holdings Corp. *	199,611	3,277,613
Benefitfocus, Inc. *	43,595	1,548,930
Blackbaud, Inc.	92,564	6,638,690
Blackline, Inc. *	68,687	3,185,703
Bottomline Technologies de, Inc. *	77,146	5,141,009
Box, Inc., Class A *	237,702	4,278,636
Brightcove, Inc. *	67,610	542,232
CACI International, Inc., Class A *	46,935	8,376,020
Carbon Black, Inc. *	15,100	248,697
Carbonite, Inc. *	60,529	2,070,697
Cardtronics plc, Class A *	75,710	2,056,284
Cass Information Systems, Inc.	22,885	1,512,698
ChannelAdvisor Corp. *	49,700	575,526
Cision Ltd. *	104,564	1,546,502
Cloudera, Inc. *	196,836	2,708,463

28
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
CommVault Systems, Inc. *	75,517	4,396,600
ConvergeOne Holdings, Inc.	51,200	477,184
Cornerstone OnDemand, Inc. *	103,795	5,111,904
Coupa Software, Inc. *	102,061	6,616,615
CSG Systems International, Inc.	63,390	2,224,989
Digimarc Corp. *(a)	21,742	546,376
Domo, Inc., Class B *	15,160	246,047
Ebix, Inc.	46,004	2,636,489
eGain Corp. *	32,900	245,763
Ellie Mae, Inc. *	65,611	4,348,697
Endurance International Group Holdings, Inc. *	134,694	1,329,430
Envestnet, Inc. *	84,926	4,417,851
Everbridge, Inc. *	51,115	2,598,175
Everi Holdings, Inc. *	125,770	905,544
EVERTEC, Inc.	116,010	3,025,541
Evo Payments, Inc., Class A *	30,700	728,818
Exela Technologies, Inc. *	88,800	541,680
ExlService Holdings, Inc. *	64,194	4,114,835
Five9, Inc. *	109,367	4,304,685
ForeScout Technologies, Inc. *	58,175	1,602,139
Fusion Connect, Inc. *	38,900	96,861
GTT Communications, Inc. *(a)	81,066	2,910,269
Hortonworks, Inc. *	135,039	2,411,797
HubSpot, Inc. *	69,525	9,431,066
I3 Verticals, Inc., Class A *	14,610	313,969
Imperva, Inc. *	66,620	3,687,417
Information Services Group, Inc. *	61,760	253,834
Instructure, Inc. *	60,819	2,270,981
Internap Corp. *	36,985	316,961
j2 Global, Inc.	89,575	6,524,643
Limelight Networks, Inc. *	207,836	837,579
LivePerson, Inc. *	111,551	2,521,053
LiveRamp Holdings, Inc. *	147,285	6,727,979
Majesco *	9,500	70,110
ManTech International Corp., Class A	50,595	2,898,082
MAXIMUS, Inc.	122,059	7,930,173
MicroStrategy, Inc., Class A *	18,166	2,288,371
MINDBODY, Inc., Class A *	83,261	2,651,030
Mitek Systems, Inc. *	60,900	558,453
MobileIron, Inc. *	140,816	680,845
Model N, Inc. *	50,040	768,614
MoneyGram International, Inc. *	61,251	259,704
Monotype Imaging Holdings, Inc.	79,400	1,391,882
New Relic, Inc. *	85,086	7,593,925
NIC, Inc.	122,838	1,634,974
OneSpan, Inc. *	60,856	893,062
Park City Group, Inc. *(a)	25,000	215,750
Paylocity Holding Corp. *	55,201	3,631,674
Perficient, Inc. *	65,344	1,634,907
Perspecta, Inc.	275,961	6,758,285
PFSweb, Inc. *	28,700	203,483
Presidio, Inc.	61,300	821,420
PRGX Global, Inc. *	38,800	332,904
Progress Software Corp.	86,583	2,782,778
PROS Holdings, Inc. *	59,936	1,973,093
Q2 Holdings, Inc. *	69,927	3,722,214
QAD, Inc., Class A	19,821	841,005
Qualys, Inc. *	64,817	4,617,563
Rapid7, Inc. *	69,409	2,515,382
Rimini Street, Inc. *	18,800	134,420
SailPoint Technologies Holding, Inc. *	100,294	2,611,656
Science Applications International Corp.	81,259	5,648,313
SecureWorks Corp., Class A *	17,800	293,522
SendGrid, Inc. *	55,880	2,029,562
ServiceSource International, Inc. *	144,500	192,185
ShotSpotter, Inc. *	14,067	544,112
SPS Commerce, Inc. *	32,163	2,994,054
Security	Number of Shares	Value ($)
Sykes Enterprises, Inc. *	75,403	2,312,610
Telaria, Inc. *	82,400	241,432
Telenav, Inc. *	62,009	264,158
Tenable Holdings, Inc. *	23,770	676,970
The Hackett Group, Inc.	45,600	933,432
The Trade Desk, Inc., Class A *	62,467	7,717,798
TiVo Corp.	229,954	2,529,494
Travelport Worldwide Ltd.	239,610	3,584,566
TTEC Holdings, Inc.	26,900	670,348
Tucows, Inc., Class A *(a)	18,247	915,634
Unisys Corp. *	96,495	1,776,473
Upland Software, Inc. *	30,139	950,584
Varonis Systems, Inc. *	53,805	3,285,871
Verint Systems, Inc. *	121,949	5,569,411
Veritone, Inc. *	15,300	105,570
VirnetX Holding Corp. *(a)	108,500	358,050
Virtusa Corp. *	54,230	2,689,266
Workiva, Inc. *	54,439	1,855,826
Yext, Inc. *	155,195	2,982,848
Zix Corp. *	101,840	686,402
Zscaler, Inc. *	26,796	972,427
		270,304,305

Technology Hardware & Equipment 4.3%
3D Systems Corp. *	208,304	2,516,312
Acacia Communications, Inc. *	52,127	1,796,818
ADTRAN, Inc.	91,986	1,236,292
Aerohive Networks, Inc. *	58,800	225,204
Anixter International, Inc. *	56,251	3,695,128
Applied Optoelectronics, Inc. *(a)	35,500	696,865
Arlo Technologies, Inc. *(a)	22,480	305,503
Avid Technology, Inc. *	53,873	285,527
AVX Corp.	90,462	1,508,906
Badger Meter, Inc.	54,656	2,684,156
Bel Fuse, Inc., Class B	18,978	417,516
Belden, Inc.	77,790	4,204,549
Benchmark Electronics, Inc.	90,369	1,972,755
CalAmp Corp. *	64,997	1,296,040
Calix, Inc. *	86,015	627,909
Casa Systems, Inc. *	51,240	737,856
Ciena Corp. *	274,502	8,580,933
Clearfield, Inc. *	21,200	254,824
Comtech Telecommunications Corp.	44,800	1,250,816
Control4 Corp. *	50,603	1,412,836
Cray, Inc. *	76,500	1,735,785
CTS Corp.	62,369	1,664,629
Daktronics, Inc.	69,000	504,390
DASAN Zhone Solutions, Inc. *	11,000	143,000
Diebold Nixdorf, Inc.	144,233	562,509
Digi International, Inc. *	50,390	584,524
Eastman Kodak Co. *(a)	33,200	81,008
Electro Scientific Industries, Inc. *	61,264	1,776,656
Electronics For Imaging, Inc. *	85,061	2,590,107
ePlus, Inc. *	25,818	2,191,432
Extreme Networks, Inc. *	218,873	1,214,745
Fabrinet *	68,956	2,987,174
FARO Technologies, Inc. *	32,109	1,622,789
Finisar Corp. *	223,863	3,736,273
Fitbit, Inc., Class A *	401,720	1,900,136
Harmonic, Inc. *	159,800	880,498
II-VI, Inc. *	118,789	4,422,514
Immersion Corp. *	48,979	490,280
Infinera Corp. *	285,231	1,580,180
Insight Enterprises, Inc. *	67,101	3,468,451
InterDigital, Inc.	66,422	4,712,641
Iteris, Inc. *	45,970	198,590
Itron, Inc. *	65,377	3,408,757

29
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
KEMET Corp. *	107,611	2,343,768
Kimball Electronics, Inc. *	50,300	925,520
Knowles Corp. *	166,545	2,694,698
KVH Industries, Inc. *	30,800	380,380
Lumentum Holdings, Inc. *	120,237	6,570,952
Maxwell Technologies, Inc. *	77,690	228,409
Mesa Laboratories, Inc.	6,490	1,185,658
Methode Electronics, Inc.	68,879	2,038,818
MTS Systems Corp.	33,875	1,603,981
Napco Security Technologies, Inc. *	21,900	308,133
NETGEAR, Inc. *	59,542	3,303,390
NetScout Systems, Inc. *	148,561	3,752,651
nLight, Inc. *	13,000	231,920
Novanta, Inc. *	62,436	3,634,400
Oclaro, Inc. *	320,919	2,637,954
OSI Systems, Inc. *	32,130	2,222,111
PAR Technology Corp. *	21,200	375,240
Park Electrochemical Corp.	39,046	689,552
PC Connection, Inc.	21,700	719,138
Plantronics, Inc.	63,894	3,767,829
Plexus Corp. *	61,087	3,567,481
Quantenna Communications, Inc. *	65,012	1,167,616
Ribbon Communications, Inc. *	98,311	668,515
Rogers Corp. *	35,379	4,353,740
Sanmina Corp. *	129,562	3,277,919
ScanSource, Inc. *	48,832	1,898,588
Stratasys Ltd. *	96,333	1,836,107
SYNNEX Corp.	79,872	6,198,866
Tech Data Corp. *	73,415	5,187,504
TTM Technologies, Inc. *	178,875	2,092,837
USA Technologies, Inc. *	107,733	624,851
ViaSat, Inc. *	106,341	6,780,302
Viavi Solutions, Inc. *	436,649	5,034,563
Vishay Intertechnology, Inc.	255,280	4,671,624
Vishay Precision Group, Inc. *	19,400	629,530
		165,768,358

Telecommunication Services 0.8%
ATN International, Inc.	20,081	1,696,644
Boingo Wireless, Inc. *	78,251	2,451,604
Cincinnati Bell, Inc. *	87,865	1,246,804
Cogent Communications Holdings, Inc.	80,462	4,182,415
Consolidated Communications Holdings, Inc.	133,953	1,677,092
Frontier Communications Corp. (a)	197,359	949,297
Gogo, Inc. *(a)	113,166	647,309
Intelsat S.A. *	87,339	2,276,054
Iridium Communications, Inc. *	183,237	3,629,925
NII Holdings, Inc. *	169,268	1,052,847
Ooma, Inc. *	34,480	518,579
ORBCOMM, Inc. *	142,537	1,358,378
pdvWireless, Inc. *	17,505	708,952
Shenandoah Telecommunications Co.	88,906	3,380,206
Spok Holdings, Inc.	36,000	504,720
Vonage Holdings Corp. *	424,240	5,625,422
Windstream Holdings, Inc. *	74,196	305,688
		32,211,936

Transportation 1.4%
Air Transport Services Group, Inc. *	111,476	2,184,930
Allegiant Travel Co.	24,666	2,815,377
ArcBest Corp.	49,893	1,852,028
Atlas Air Worldwide Holdings, Inc. *	45,333	2,340,089
Avis Budget Group, Inc. *	127,265	3,578,692
Costamare, Inc.	94,649	501,640
Security	Number of Shares	Value ($)
Covenant Transportation Group, Inc., Class A *	23,794	595,564
Daseke, Inc. *	76,700	466,336
Eagle Bulk Shipping, Inc. *	93,048	464,310
Echo Global Logistics, Inc. *	53,476	1,374,868
Forward Air Corp.	56,496	3,389,195
Genco Shipping & Trading Ltd. *	19,270	212,355
Hawaiian Holdings, Inc.	96,242	3,330,936
Heartland Express, Inc.	90,248	1,757,129
Hertz Global Holdings, Inc. *	104,400	1,435,500
Hub Group, Inc., Class A *	62,987	2,886,064
Marten Transport Ltd.	74,608	1,436,950
Matson, Inc.	80,431	2,821,520
Mesa Air Group, Inc. *	18,360	265,302
P.A.M. Transportation Services, Inc. *	4,100	240,342
Radiant Logistics, Inc. *	76,687	417,177
Safe Bulkers, Inc. *	112,200	283,866
Saia, Inc. *	48,951	3,077,060
Scorpio Bulkers, Inc.	113,298	720,575
SkyWest, Inc.	97,869	5,606,915
Spirit Airlines, Inc. *	131,578	6,828,898
Universal Logistics Holdings, Inc.	15,847	430,563
US Xpress Enterprises, Inc., Class A *	39,610	381,444
USA Truck, Inc. *	14,700	289,149
Werner Enterprises, Inc.	91,348	2,940,492
YRC Worldwide, Inc. *	61,520	508,155
		55,433,421

Utilities 3.4%
ALLETE, Inc.	98,634	7,298,916
American States Water Co.	70,360	4,307,439
AquaVenture Holdings Ltd. *	20,900	350,075
Artesian Resources Corp., Class A	16,100	589,099
Atlantic Power Corp. *	214,100	471,020
Avista Corp.	125,368	6,446,423
Black Hills Corp.	102,563	6,102,498
Cadiz, Inc. *(a)	42,600	473,712
California Water Service Group	91,580	3,846,360
Chesapeake Utilities Corp.	30,221	2,401,058
Clearway Energy, Inc., Class A	67,733	1,315,375
Clearway Energy, Inc., Class C	131,654	2,581,735
Connecticut Water Service, Inc.	22,900	1,582,848
Consolidated Water Co., Ltd.	27,876	342,875
El Paso Electric Co.	77,883	4,443,225
Global Water Resources, Inc.	21,700	241,738
IDACORP, Inc.	96,498	8,999,403
MGE Energy, Inc.	66,760	4,171,165
Middlesex Water Co.	30,555	1,374,975
New Jersey Resources Corp.	166,962	7,529,986
Northwest Natural Holding Co.	54,578	3,536,109
NorthWestern Corp.	96,858	5,691,376
ONE Gas, Inc.	99,658	7,864,013
Ormat Technologies, Inc.	75,930	3,885,338
Otter Tail Corp.	75,443	3,400,216
Pattern Energy Group, Inc., Class A	156,242	2,799,857
PNM Resources, Inc.	152,881	5,872,159
Portland General Electric Co.	170,988	7,708,139
Pure Cycle Corp. *	34,440	347,500
RGC Resources, Inc.	14,400	408,672
SJW Group.	32,930	1,999,839
South Jersey Industries, Inc.	165,014	4,874,514
Southwest Gas Holdings, Inc.	94,044	7,266,780
Spark Energy, Inc., Class A	20,700	154,422
Spire, Inc.	94,299	6,844,221
TerraForm Power, Inc., Class A	139,523	1,572,424

30
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
The York Water Co.	23,900	744,246
Unitil Corp.	27,903	1,325,671
		131,165,421
Total Common Stock
(Cost $2,978,324,544)		3,854,201,844

Rights 0.0% of net assets

Materials 0.0%
A. Schulman, Inc. CVR *(b)	50,881	97,183

Media & Entertainment 0.0%
Media General, Inc. CVR *(b)	174,886	14,883

Pharmaceuticals, Biotechnology & Life Sciences* 0.0%
Omthera Pharmaceutical CVR *(b)	8,400	—
Tobira Therapeutics, Inc. *(b)	14,029	158,825
		158,825
Total Rights
(Cost $98,025)		270,891

Other Investment Company 2.0% of net assets

Securities Lending Collateral 2.0%
Wells Fargo Government Money Market Fund, Select Class 2.07% (c)	78,767,055	78,767,055
Total Other Investment Company
(Cost $78,767,055)		78,767,055
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 0.3% of net assets

Time Deposits 0.3%
BNP Paribas
1.54%, 11/01/18 (d)	2,753,291	2,753,291
Sumitomo Mitsui Banking Corp.
1.54%, 11/01/18 (d)	8,862,175	8,862,175
Total Short-Term Investments
(Cost $11,615,466)		11,615,466

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Russell 2000 Index, e-mini expires 12/21/18	242	18,293,990	(264,426)
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $76,500,514.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

31
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 0.8%
Adient plc	26,996	821,218
American Axle & Manufacturing Holdings, Inc. *	32,208	488,595
Aptiv plc	79,896	6,136,013
Autoliv, Inc.	27,094	2,258,014
BorgWarner, Inc.	64,669	2,548,605
Cooper Tire & Rubber Co.	16,286	503,075
Cooper-Standard Holding, Inc. *	4,777	442,589
Dana, Inc.	42,583	663,017
Delphi Technologies plc	26,547	569,168
Dorman Products, Inc. *	9,233	729,499
Ford Motor Co.	1,179,665	11,265,801
Fox Factory Holding Corp. *	11,216	602,636
Garrett Motion, Inc. *	22,129	335,697
General Motors Co.	396,904	14,522,717
Gentex Corp.	81,500	1,715,575
Gentherm, Inc. *	11,532	503,256
Harley-Davidson, Inc.	50,079	1,914,019
Horizon Global Corp. *	7,128	39,988
LCI Industries	8,433	584,829
Lear Corp.	19,474	2,588,095
Modine Manufacturing Co. *	17,500	227,675
Motorcar Parts of America, Inc. *	5,552	117,591
Shiloh Industries, Inc. *	4,387	39,878
Standard Motor Products, Inc.	7,318	395,977
Stoneridge, Inc. *	7,541	191,617
Strattec Security Corp.	1,500	50,550
Superior Industries International, Inc.	7,091	69,705
Tenneco, Inc., Class A	15,201	523,370
Tesla, Inc. *	40,822	13,770,077
The Goodyear Tire & Rubber Co.	71,522	1,506,253
Thor Industries, Inc.	15,580	1,084,991
Tower International, Inc.	6,203	184,167
Veoneer, Inc. *	27,094	909,817
Visteon Corp. *	8,764	692,707
VOXX International Corp. *	9,100	46,410
Winnebago Industries, Inc.	9,427	259,808
		69,302,999

Banks 6.3%
1st Source Corp.	5,295	246,694
Access National Corp.	5,827	151,327
ACNB Corp.	1,900	76,190
Allegiance Bancshares, Inc. *	4,113	159,214
American National Bankshares, Inc.	4,840	174,676
Ameris Bancorp	11,839	507,775
Ames National Corp.	4,016	110,400
Arrow Financial Corp.	4,336	152,367
Associated Banc-Corp.	51,177	1,186,283
Atlantic Capital Bancshares, Inc. *	7,985	120,334
Axos Financial, Inc. *	16,578	503,308
Banc of California, Inc.	10,980	175,131
BancFirst Corp.	5,588	320,639
BancorpSouth Bank	26,909	772,288
Security	Number of Shares	Value ($)
Bank of America Corp.	2,810,688	77,293,920
Bank of Commerce Holdings	5,000	59,700
Bank of Hawaii Corp.	12,593	987,795
Bank of Marin Bancorp	1,871	159,016
Bank OZK	35,280	965,261
BankFinancial Corp.	4,321	61,013
BankUnited, Inc.	30,596	1,012,728
Bankwell Financial Group, Inc.	2,000	60,640
Banner Corp.	10,170	588,029
Bar Harbor Bankshares	5,502	140,686
BB&T Corp.	233,899	11,498,475
BCB Bancorp, Inc.	4,200	52,248
Beneficial Bancorp, Inc.	22,259	347,908
Berkshire Hills Bancorp, Inc.	14,788	493,476
Blue Hills Bancorp, Inc.	10,353	240,293
BOK Financial Corp.	9,534	817,350
Boston Private Financial Holdings, Inc.	28,203	380,741
Bridge Bancorp, Inc.	5,500	163,350
Brookline Bancorp, Inc.	26,142	405,201
Bryn Mawr Bank Corp.	6,152	245,711
BSB Bancorp, Inc. *	2,391	68,861
Business First Bancshares, Inc.	3,200	84,384
Byline Bancorp, Inc. *	4,600	101,200
C&F Financial Corp.	1,200	58,260
Cadence BanCorp	22,207	489,886
Cambridge Bancorp	1,017	86,954
Camden National Corp.	5,941	240,908
Capital City Bank Group, Inc.	5,225	123,833
Capitol Federal Financial, Inc.	48,563	602,667
Carolina Financial Corp.	7,600	251,484
Cathay General Bancorp	25,355	955,123
CB Financial Services, Inc. (a)	1,482	41,096
CBTX, Inc.	5,200	172,796
CenterState Bank Corp.	24,569	603,906
Central Pacific Financial Corp.	8,622	233,139
Central Valley Community Bancorp	2,967	60,052
Century Bancorp, Inc., Class A	1,223	91,872
Chemical Financial Corp.	20,770	973,282
CIT Group, Inc.	33,651	1,594,384
Citigroup, Inc.	761,031	49,817,089
Citizens & Northern Corp.	7,439	187,314
Citizens Financial Group, Inc.	143,869	5,373,507
City Holding Co.	4,597	339,167
Civista Bancshares, Inc.	8,296	192,135
CNB Financial Corp.	5,361	137,242
Codorus Valley Bancorp, Inc.	2,694	70,725
Columbia Banking System, Inc.	22,172	822,359
Columbia Financial, Inc. *	14,328	216,066
Comerica, Inc.	51,159	4,172,528
Commerce Bancshares, Inc.	28,890	1,837,404
Community Bank System, Inc.	15,067	879,762
Community Bankers Trust Corp. *	7,000	59,640
Community Trust Bancorp, Inc.	5,256	239,201
ConnectOne Bancorp, Inc.	8,775	181,906
Cullen/Frost Bankers, Inc.	19,012	1,861,655
Customers Bancorp, Inc. *	10,510	215,350
CVB Financial Corp.	31,452	687,226
Dime Community Bancshares, Inc.	9,580	154,430
Eagle Bancorp, Inc. *	9,183	451,528

32
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
East West Bancorp, Inc.	43,447	2,278,361
Entegra Financial Corp. *	2,050	46,515
Enterprise Bancorp, Inc.	4,671	151,247
Enterprise Financial Services Corp.	6,416	278,775
Equity Bancshares, Inc., Class A *	5,288	190,844
Esquire Financial Holdings, Inc. *	1,750	41,965
ESSA Bancorp, Inc.	2,841	45,882
Essent Group Ltd. *	29,214	1,151,616
Evans Bancorp, Inc.	1,382	60,808
F.N.B. Corp.	94,859	1,122,182
Farmers & Merchants Bancorp, Inc. (a)	2,641	107,357
Farmers National Banc Corp.	7,093	92,918
FB Financial Corp.	5,492	200,348
FCB Financial Holdings, Inc., Class A *	13,382	523,638
Federal Agricultural Mortgage Corp., Class C	2,839	198,276
Fidelity D&D Bancorp, Inc.	800	52,536
Fidelity Southern Corp.	6,757	156,898
Fifth Third Bancorp	201,540	5,439,565
Financial Institutions, Inc.	4,649	132,729
First BanCorp *	65,649	605,940
First Bancorp (North Carolina)	10,445	385,316
First Bancorp, Inc.	6,955	198,635
First Bank/Hamilton NJ	3,900	46,332
First Busey Corp.	16,144	450,740
First Business Financial Services, Inc.	2,369	49,583
First Choice Bancorp	2,370	53,325
First Citizens BancShares, Inc., Class A	2,673	1,140,382
First Commonwealth Financial Corp.	29,418	397,143
First Community Bankshares, Inc.	5,897	203,623
First Community Corp.	2,104	45,972
First Defiance Financial Corp.	7,044	191,738
First Financial Bancorp	28,754	752,492
First Financial Bankshares, Inc.	20,900	1,232,891
First Financial Corp.	2,991	137,167
First Financial Northwest, Inc.	2,467	37,276
First Foundation, Inc. *	17,285	280,190
First Hawaiian, Inc.	26,246	650,376
First Horizon National Corp.	96,920	1,564,289
First Internet Bancorp	2,567	66,152
First Interstate BancSystem, Inc., Class A	9,772	405,147
First Merchants Corp.	15,662	651,696
First Mid-Illinois Bancshares, Inc.	3,252	121,235
First Midwest Bancorp, Inc.	30,410	698,214
First Northwest Bancorp *	3,416	49,874
First Republic Bank	49,048	4,462,878
First United Corp.	2,475	44,550
Flagstar Bancorp, Inc. *	7,900	243,241
Flushing Financial Corp.	8,253	187,261
FNCB Bancorp, Inc. (a)	4,152	36,994
Franklin Financial Network, Inc. *	3,791	128,515
FS Bancorp, Inc.	938	42,341
Fulton Financial Corp.	53,140	850,771
German American Bancorp, Inc.	6,328	200,661
Glacier Bancorp, Inc.	25,592	1,085,101
Great Southern Bancorp, Inc.	3,639	197,052
Great Western Bancorp, Inc.	17,159	628,877
Green Bancorp, Inc.	9,900	183,150
Guaranty Bancorp	7,390	192,288
Guaranty Bancshares, Inc.	2,780	82,900
Hancock Whitney Corp.	24,598	1,032,132
Hanmi Financial Corp.	10,129	212,506
HarborOne Bancorp, Inc. *	11,107	202,147
Heartland Financial USA, Inc.	9,104	483,787
Heritage Commerce Corp.	11,571	167,895
Heritage Financial Corp.	9,356	306,128
Hilltop Holdings, Inc.	20,937	416,646
Hingham Institution for Savings	534	108,722
Security	Number of Shares	Value ($)
Home Bancorp, Inc.	1,946	77,334
Home BancShares, Inc.	48,375	921,060
HomeStreet, Inc. *	7,462	193,863
HomeTrust Bancshares, Inc. *	6,004	163,669
Hope Bancorp, Inc.	42,153	610,375
Horizon Bancorp, Inc.	12,027	201,573
Howard Bancorp, Inc. *	4,800	76,368
Huntington Bancshares, Inc.	330,103	4,730,376
IBERIABANK Corp.	16,686	1,242,940
Impac Mortgage Holdings, Inc. *	6,236	32,365
Independent Bank Corp., Massachusetts	8,191	642,584
Independent Bank Corp., Michigan	7,335	162,324
Independent Bank Group, Inc.	7,588	439,421
International Bancshares Corp.	16,745	648,032
Investar Holding Corp.	4,459	116,335
Investors Bancorp, Inc.	74,260	830,227
JPMorgan Chase & Co.	1,017,335	110,909,862
Kearny Financial Corp.	30,708	397,362
KeyCorp	317,378	5,763,584
Lakeland Bancorp, Inc.	15,000	247,050
Lakeland Financial Corp.	7,505	322,940
LCNB Corp.	3,300	56,067
LegacyTexas Financial Group, Inc.	12,819	493,916
LendingTree, Inc. *	2,279	459,652
Live Oak Bancshares, Inc.	7,662	140,981
Luther Burbank Corp.	4,878	47,170
M&T Bank Corp.	43,270	7,157,291
Macatawa Bank Corp.	15,758	170,974
Mackinac Financial Corp.	2,963	46,223
Malvern Bancorp, Inc. *	1,956	39,726
MB Financial, Inc.	25,557	1,134,475
MBT Financial Corp.	12,788	145,911
Mercantile Bank Corp.	5,500	174,680
Merchants Bancorp	4,500	103,500
Meridian Bancorp, Inc.	15,771	249,813
Meta Financial Group, Inc.	7,302	184,302
Metropolitan Bank Holding Corp. *	1,800	66,348
MGIC Investment Corp. *	108,164	1,320,682
Mid Penn Bancorp, Inc.	2,100	56,196
Middlefield Banc Corp.	904	41,964
Midland States Bancorp, Inc.	7,038	189,815
MidSouth Bancorp, Inc.	3,600	47,808
MidWestOne Financial Group, Inc.	3,261	93,949
Mr Cooper Group, Inc. *	8,189	118,659
MutualFirst Financial, Inc.	4,600	163,346
MVB Financial Corp.	2,664	48,804
National Bank Holdings Corp., Class A	7,997	269,979
National Bankshares, Inc.	2,688	116,068
National Commerce Corp. *	5,684	210,876
NBT Bancorp, Inc.	12,985	473,823
New York Community Bancorp, Inc.	145,685	1,395,662
Nicolet Bankshares, Inc. *	2,665	142,311
NMI Holdings, Inc., Class A *	19,621	414,788
Northeast Bancorp	1,965	36,962
Northfield Bancorp, Inc.	15,765	207,625
Northrim BanCorp, Inc.	2,596	98,726
Northwest Bancshares, Inc.	31,646	510,766
Norwood Financial Corp.	1,600	60,800
OceanFirst Financial Corp.	12,138	307,334
Ocwen Financial Corp. *	33,720	118,020
OFG Bancorp	12,812	218,957
Ohio Valley Banc Corp.	1,139	39,797
Old Line Bancshares, Inc.	4,758	142,455
Old National Bancorp	46,217	824,973
Old Second Bancorp, Inc.	10,602	150,760
Opus Bank	7,454	141,551
Origin Bancorp, Inc.	1,600	59,760
Oritani Financial Corp.	10,694	156,239

33
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Orrstown Financial Services, Inc.	2,174	44,045
Pacific Mercantile Bancorp *	4,589	37,951
Pacific Premier Bancorp, Inc. *	15,952	466,277
PacWest Bancorp	38,677	1,571,060
Park National Corp.	4,258	389,181
Parke Bancorp, Inc.	2,239	44,198
PCSB Financial Corp.	6,385	119,527
Peapack-Gladstone Financial Corp.	5,216	140,780
Penns Woods Bancorp, Inc.	1,500	60,750
PennyMac Financial Services, Inc.	8,375	167,416
People's United Financial, Inc.	112,160	1,756,426
People's Utah Bancorp	5,381	180,317
Peoples Bancorp of North Carolina, Inc.	1,427	39,728
Peoples Bancorp, Inc.	6,847	234,373
Peoples Financial Services Corp.	4,358	185,694
Pinnacle Financial Partners, Inc.	22,634	1,183,758
Popular, Inc.	29,965	1,558,480
Preferred Bank	5,001	257,101
Premier Financial Bancorp, Inc.	7,868	139,578
Prosperity Bancshares, Inc.	20,413	1,327,457
Provident Bancorp, Inc. *	2,768	69,283
Provident Financial Services, Inc.	18,306	446,666
QCR Holdings, Inc.	3,960	144,263
Radian Group, Inc.	66,517	1,276,461
RBB Bancorp	2,500	53,950
Regions Financial Corp.	328,568	5,575,799
Reliant Bancorp, Inc.	2,700	64,800
Renasant Corp.	17,275	602,552
Republic Bancorp, Inc., Class A	4,020	180,377
Republic First Bancorp, Inc. *	17,184	115,992
Riverview Bancorp, Inc.	5,400	45,738
S&T Bancorp, Inc.	10,413	417,665
Sandy Spring Bancorp, Inc.	12,945	460,195
SB One Bancorp	1,887	45,533
Seacoast Banking Corp. of Florida *	13,333	350,791
Select Bancorp, Inc. *	5,100	62,832
ServisFirst Bancshares, Inc.	14,569	524,193
Shore Bancshares, Inc.	4,629	74,619
SI Financial Group, Inc.	3,257	43,123
Sierra Bancorp	4,600	125,258
Signature Bank	16,600	1,824,340
Simmons First National Corp., Class A	27,440	734,843
SmartFinancial, Inc. *	2,700	54,918
South State Corp.	11,139	753,776
Southern First Bancshares, Inc. *	1,875	67,331
Southern Missouri Bancorp, Inc.	1,975	66,498
Southern National Bancorp of Virginia, Inc.	6,730	101,690
Southside Bancshares, Inc.	10,547	334,129
Standard AVB Financial Corp.	1,280	38,195
State Bank Financial Corp.	11,712	299,476
Sterling Bancorp	71,928	1,293,265
Sterling Bancorp, Inc.	15,508	160,508
Stock Yards Bancorp, Inc.	7,278	230,785
Summit Financial Group, Inc.	5,888	124,237
SunTrust Banks, Inc.	138,979	8,708,424
SVB Financial Group *	16,013	3,798,764
Synovus Financial Corp.	37,240	1,398,734
TCF Financial Corp.	48,835	1,019,675
Territorial Bancorp, Inc.	2,571	70,034
Texas Capital Bancshares, Inc. *	14,982	977,276
TFS Financial Corp.	24,912	366,456
The Bancorp, Inc. *	15,734	165,207
The Bank of Princeton *	1,521	42,968
The Community Financial Corp.	1,476	44,501
The First Bancshares, Inc.	3,371	121,491
The First of Long Island Corp.	9,000	181,890
The PNC Financial Services Group, Inc.	140,347	18,033,186
Security	Number of Shares	Value ($)
Timberland Bancorp, Inc.	4,044	117,357
Tompkins Financial Corp.	4,024	294,275
Towne Bank	20,787	584,738
TriCo Bancshares	8,733	314,563
TriState Capital Holdings, Inc. *	7,935	200,121
Triumph Bancorp, Inc. *	6,748	241,983
TrustCo Bank Corp.	28,716	215,083
Trustmark Corp.	22,989	708,061
U.S. Bancorp	462,241	24,161,337
UMB Financial Corp.	14,374	917,780
Umpqua Holdings Corp.	63,695	1,222,944
Union Bankshares Corp.	17,874	610,218
Union Bankshares, Inc.	1,200	56,940
United Bankshares, Inc.	29,927	992,679
United Community Banks, Inc.	27,233	677,285
United Community Financial Corp.	18,657	170,712
United Financial Bancorp, Inc.	15,207	234,948
United Security Bancshares	4,123	44,199
Unity Bancorp, Inc.	2,299	48,670
Univest Corp. of Pennsylvania	10,769	268,794
Valley National Bancorp	98,799	986,014
Veritex Holdings, Inc. *	10,454	246,296
Walker & Dunlop, Inc.	8,850	371,346
Washington Federal, Inc.	26,742	753,055
Washington Trust Bancorp, Inc.	4,849	248,996
Waterstone Financial, Inc.	9,659	157,828
Webster Financial Corp.	27,755	1,633,104
Wells Fargo & Co.	1,311,461	69,809,069
WesBanco, Inc.	17,140	687,314
West Bancorp, Inc.	6,740	148,213
Westamerica Bancorp	8,429	490,652
Western Alliance Bancorp *	28,385	1,369,292
Western New England Bancorp, Inc.	10,349	103,904
Wintrust Financial Corp.	16,747	1,275,117
WSFS Financial Corp.	9,524	405,056
Zions Bancorp NA	60,271	2,835,751
		532,325,825

Capital Goods 6.9%
3M Co.	177,365	33,745,465
A.O. Smith Corp.	45,240	2,059,777
AAON, Inc.	13,579	468,340
AAR Corp.	9,466	450,392
Actuant Corp., Class A	19,666	469,034
Acuity Brands, Inc.	12,798	1,607,941
Advanced Drainage Systems, Inc.	11,226	311,971
AECOM *	52,024	1,515,979
Aegion Corp. *	12,259	237,334
Aerojet Rocketdyne Holdings, Inc. *	20,697	731,018
Aerovironment, Inc. *	6,804	612,156
AGCO Corp.	21,204	1,188,272
Air Lease Corp.	31,139	1,186,396
Aircastle Ltd.	16,101	312,842
Alamo Group, Inc.	3,373	289,134
Albany International Corp., Class A	9,212	644,656
Allegion plc	28,195	2,417,157
Allied Motion Technologies, Inc.	1,959	85,530
Allison Transmission Holdings, Inc.	35,668	1,572,245
Altra Industrial Motion Corp.	21,554	695,548
Ameresco, Inc., Class A *	5,440	89,053
American Railcar Industries, Inc.	2,302	160,933
American Woodmark Corp. *	5,741	346,986
AMETEK, Inc.	69,451	4,658,773
Apogee Enterprises, Inc.	9,481	342,264
Applied Industrial Technologies, Inc.	11,568	760,365
Arconic, Inc.	133,508	2,714,218
Argan, Inc.	4,073	179,293

34
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Armstrong Flooring, Inc. *	7,547	117,356
Armstrong World Industries, Inc. *	14,917	921,125
Astec Industries, Inc.	9,585	360,492
Astronics Corp. *	6,310	184,000
Astronics Corp., Class B *	946	27,529
Atkore International Group, Inc. *	15,845	305,175
Axon Enterprise, Inc. *	17,682	1,091,333
AZZ, Inc.	9,021	400,081
Babcock & Wilcox Enterprises, Inc. *	61,677	60,295
Barnes Group, Inc.	14,308	809,833
Beacon Roofing Supply, Inc. *	22,400	625,184
Bloom Energy Corp., Class A *(a)	6,100	144,875
Blue Bird Corp. *	6,024	112,107
BlueLinx Holdings, Inc. *	2,241	52,776
BMC Stock Holdings, Inc. *	18,769	314,193
Briggs & Stratton Corp.	12,415	180,390
Builders FirstSource, Inc. *	33,776	418,147
BWX Technologies, Inc.	30,053	1,756,898
CAI International, Inc. *	4,600	114,586
Carlisle Cos., Inc.	18,099	1,748,182
Caterpillar, Inc.	180,408	21,887,099
Chart Industries, Inc. *	9,200	626,060
CIRCOR International, Inc.	5,887	191,386
Colfax Corp. *	28,713	804,825
Columbus McKinnon Corp.	5,837	214,393
Comfort Systems USA, Inc.	11,606	620,689
Commercial Vehicle Group, Inc. *	7,300	48,837
Construction Partners, Inc., Class A *	3,554	32,128
Continental Building Products, Inc. *	10,633	295,704
Crane Co.	15,778	1,373,317
CSW Industrials, Inc. *	6,566	302,233
Cubic Corp.	7,954	521,862
Cummins, Inc.	45,429	6,209,690
Curtiss-Wright Corp.	13,752	1,505,294
Deere & Co.	97,166	13,160,163
DMC Global, Inc.	4,394	169,389
Donaldson Co., Inc.	37,795	1,938,128
Douglas Dynamics, Inc.	6,511	282,512
Dover Corp.	43,862	3,633,528
Ducommun, Inc. *	3,200	118,912
DXP Enterprises, Inc. *	4,731	150,351
Dycom Industries, Inc. *	9,065	615,332
Eaton Corp. plc	130,635	9,362,610
EMCOR Group, Inc.	17,026	1,208,505
Emerson Electric Co.	189,865	12,888,036
Encore Wire Corp.	7,393	326,771
Energous Corp. *(a)	5,300	42,612
Energy Recovery, Inc. *	9,780	73,350
EnerSys	12,647	1,006,322
Engility Holdings, Inc. *	5,477	169,951
Enphase Energy, Inc. *(a)	20,657	93,783
EnPro Industries, Inc.	6,690	416,118
EnviroStar, Inc. (a)	1,400	58,170
ESCO Technologies, Inc.	8,457	517,738
Esterline Technologies Corp. *	8,194	961,648
Evoqua Water Technologies Corp. *	16,858	161,837
Fastenal Co.	87,221	4,484,032
Federal Signal Corp.	18,109	398,217
Flowserve Corp.	39,594	1,817,365
Fluor Corp.	41,878	1,836,769
Fortive Corp.	92,213	6,846,815
Fortune Brands Home & Security, Inc.	42,205	1,892,050
Foundation Building Materials, Inc. *	5,200	49,556
Franklin Electric Co., Inc.	12,105	513,494
FreightCar America, Inc. *	3,100	44,330
Gardner Denver Holdings, Inc. *	31,863	862,213
Gates Industrial Corp. plc *	17,841	268,507
GATX Corp.	11,054	828,276
Security	Number of Shares	Value ($)
Generac Holdings, Inc. *	19,509	989,692
General Dynamics Corp.	84,574	14,595,781
General Electric Co.	2,636,218	26,625,802
General Finance Corp. *	3,300	42,900
Gibraltar Industries, Inc. *	10,558	376,287
Global Brass & Copper Holdings, Inc.	6,304	199,332
GMS, Inc. *	10,209	167,836
Graco, Inc.	51,643	2,098,255
GrafTech International Ltd.	17,928	320,553
Graham Corp.	2,809	69,129
Granite Construction, Inc.	14,427	659,602
Great Lakes Dredge & Dock Corp. *	19,016	110,483
Griffon Corp.	9,621	116,607
H&E Equipment Services, Inc.	9,632	232,035
Harris Corp.	35,392	5,263,144
Harsco Corp. *	23,810	654,061
HC2 Holdings, Inc. *	11,019	57,299
HD Supply Holdings, Inc. *	56,489	2,122,292
HEICO Corp.	12,901	1,081,491
HEICO Corp., Class A	20,365	1,357,531
Herc Holdings, Inc. *	7,118	228,203
Hexcel Corp.	25,836	1,511,923
Hillenbrand, Inc.	18,595	890,700
Honeywell International, Inc.	224,632	32,531,206
Hubbell, Inc.	16,407	1,668,592
Huntington Ingalls Industries, Inc.	13,445	2,937,464
Hurco Cos., Inc.	2,000	81,480
Hyster-Yale Materials Handling, Inc.	3,600	217,620
IDEX Corp.	22,561	2,861,186
IES Holdings, Inc. *	2,503	44,403
Illinois Tool Works, Inc.	93,308	11,903,302
Ingersoll-Rand plc	74,351	7,133,235
Insteel Industries, Inc.	5,095	133,081
ITT, Inc.	25,227	1,273,963
Jacobs Engineering Group, Inc.	35,205	2,643,543
JELD-WEN Holding, Inc. *	20,479	332,989
John Bean Technologies Corp.	9,383	975,551
Johnson Controls International plc	281,009	8,983,858
Kadant, Inc.	3,843	379,304
Kaman Corp.	8,429	535,410
KBR, Inc.	41,092	812,800
Kennametal, Inc.	27,229	965,268
Kratos Defense & Security Solutions, Inc. *	30,097	377,115
L.B. Foster Co., Class A *	3,286	59,739
L3 Technologies, Inc.	23,611	4,473,576
Lawson Products, Inc. *	2,101	69,459
Lennox International, Inc.	11,295	2,382,003
Lincoln Electric Holdings, Inc.	20,369	1,648,056
Lindsay Corp.	3,100	296,422
Lockheed Martin Corp.	74,940	22,021,119
Lydall, Inc. *	5,500	164,285
Manitex International, Inc. *	4,549	38,848
Masco Corp.	91,402	2,742,060
Masonite International Corp. *	8,652	479,234
MasTec, Inc. *	21,194	922,151
Mercury Systems, Inc. *	15,234	713,865
Meritor, Inc. *	27,700	470,623
Milacron Holdings Corp. *	20,539	287,546
Miller Industries, Inc.	3,410	82,420
Moog, Inc., Class A	10,366	741,687
MRC Global, Inc. *	25,370	401,607
MSC Industrial Direct Co., Inc., Class A	14,699	1,191,501
Mueller Industries, Inc.	19,369	471,635
Mueller Water Products, Inc., Class A	45,978	471,734
MYR Group, Inc. *	4,813	160,706
National Presto Industries, Inc.	1,664	207,451
Navistar International Corp. *	20,382	682,593
NCI Building Systems, Inc. *	14,252	174,587

35
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Nexeo Solutions, Inc. *	24,816	259,327
NN, Inc.	15,065	174,754
Nordson Corp.	15,942	1,955,605
Northrop Grumman Corp.	52,784	13,826,769
Northwest Pipe Co. *	2,896	51,578
NOW, Inc. *	34,953	448,797
NV5 Global, Inc. *	2,552	199,235
nVent Electric plc	49,474	1,208,155
Omega Flex, Inc.	832	50,336
Orion Group Holdings, Inc. *	8,139	38,416
Oshkosh Corp.	21,651	1,215,487
Owens Corning	34,329	1,622,732
PACCAR, Inc.	104,986	6,006,249
Park-Ohio Holdings Corp.	3,600	119,088
Parker-Hannifin Corp.	39,651	6,012,281
Patrick Industries, Inc. *	7,425	323,062
Pentair plc	48,276	1,938,281
PGT Innovations, Inc. *	19,928	403,741
Plug Power, Inc. *(a)	54,966	101,687
Powell Industries, Inc.	2,862	83,456
Preformed Line Products Co.	1,000	63,200
Primoris Services Corp.	13,954	295,406
Proto Labs, Inc. *	8,017	957,631
Quanex Building Products Corp.	10,061	149,104
Quanta Services, Inc. *	43,012	1,341,974
Raven Industries, Inc.	11,752	510,977
Raytheon Co.	86,479	15,137,284
RBC Bearings, Inc. *	7,384	1,090,469
Regal Beloit Corp.	12,670	908,439
Resideo Technologies, Inc. *	37,339	785,979
REV Group, Inc.	7,500	81,825
Rexnord Corp. *	30,398	814,970
Rockwell Automation, Inc.	37,080	6,108,188
Rockwell Collins, Inc.	49,490	6,335,710
Roper Technologies, Inc.	31,217	8,831,289
Rush Enterprises, Inc., Class A	11,394	403,234
Rush Enterprises, Inc., Class B	3,800	137,028
Sensata Technologies Holding plc *	53,237	2,496,815
Simpson Manufacturing Co., Inc.	13,875	791,985
SiteOne Landscape Supply, Inc. *	11,949	813,010
Snap-on, Inc.	16,712	2,572,645
Spartan Motors, Inc.	9,445	63,565
Sparton Corp. *	2,925	36,212
Spirit AeroSystems Holdings, Inc., Class A	31,817	2,672,946
SPX Corp. *	13,882	407,020
SPX FLOW, Inc. *	13,487	461,660
Standex International Corp.	4,408	357,577
Stanley Black & Decker, Inc.	46,404	5,406,994
Sterling Construction Co., Inc. *	7,334	83,314
Sun Hydraulics Corp.	9,064	420,570
Sunrun, Inc. *	19,194	235,318
Systemax, Inc.	3,800	122,778
Teledyne Technologies, Inc. *	10,957	2,424,565
Tennant Co.	5,863	358,347
Terex Corp.	20,670	690,171
Textron, Inc.	74,500	3,995,435
The Boeing Co.	161,631	57,356,377
The Eastern Co.	1,864	52,751
The Gorman-Rupp Co.	7,633	263,339
The Greenbrier Cos., Inc.	9,176	435,401
The KeyW Holding Corp. *	15,259	119,478
The Manitowoc Co., Inc. *	12,331	225,411
The Middleby Corp. *	16,754	1,881,474
The Timken Co.	19,993	790,723
The Toro Co.	33,325	1,877,197
Thermon Group Holdings, Inc. *	9,540	205,873
Titan International, Inc.	13,787	97,336
Titan Machinery, Inc. *	5,599	79,786
Security	Number of Shares	Value ($)
TPI Composites, Inc. *	4,332	109,426
Transcat, Inc. *	2,013	41,689
TransDigm Group, Inc. *	14,506	4,790,606
Trex Co., Inc. *	17,406	1,066,988
TriMas Corp. *	15,539	457,624
Trinity Industries, Inc.	44,180	1,261,339
Triton International Ltd.	14,381	462,637
Triumph Group, Inc.	16,938	309,118
Tutor Perini Corp. *	11,769	182,420
Twin Disc, Inc. *	3,405	65,138
United Rentals, Inc. *	24,748	2,971,492
United Technologies Corp.	227,233	28,224,611
Univar, Inc. *	34,000	837,080
Universal Forest Products, Inc.	18,062	510,613
USG Corp.	25,360	1,070,699
Valmont Industries, Inc.	6,716	834,866
Vectrus, Inc. *	3,418	91,602
Veritiv Corp. *	3,278	109,289
Vicor Corp. *	4,790	192,079
Vivint Solar, Inc. *	9,172	47,603
W.W. Grainger, Inc.	13,588	3,858,584
Wabash National Corp.	19,725	297,848
WABCO Holdings, Inc. *	15,544	1,670,203
Wabtec Corp.	26,295	2,156,716
Watsco, Inc.	10,102	1,496,914
Watts Water Technologies, Inc., Class A	8,225	576,161
Welbilt, Inc. *	38,369	718,268
Wesco Aircraft Holdings, Inc. *	20,800	211,744
WESCO International, Inc. *	13,539	679,387
Willscot Corp. *	12,500	185,500
Woodward, Inc.	16,461	1,212,188
Xylem, Inc.	53,486	3,507,612
		577,341,611

Commercial & Professional Services 1.0%
ABM Industries, Inc.	19,391	596,273
Acacia Research Corp. *	15,357	50,371
ACCO Brands Corp.	34,735	280,311
ADT, Inc. (a)	42,276	327,216
Advanced Disposal Services, Inc. *	20,718	561,251
ARC Document Solutions, Inc. *	17,626	40,187
ASGN, Inc. *	15,600	1,046,448
Barrett Business Services, Inc.	2,034	127,979
BG Staffing, Inc.	2,500	64,600
Brady Corp., Class A	14,597	588,113
BrightView Holdings, Inc. *	6,100	89,792
Casella Waste Systems, Inc., Class A *	11,513	374,863
CBIZ, Inc. *	15,664	347,428
CECO Environmental Corp. *	8,600	63,984
Cintas Corp.	25,665	4,667,694
Clean Harbors, Inc. *	15,064	1,024,955
Copart, Inc. *	63,645	3,112,877
CoStar Group, Inc. *	11,117	4,017,906
Covanta Holding Corp.	39,133	574,864
CRA International, Inc.	4,372	184,280
Deluxe Corp.	14,100	665,661
Ennis, Inc.	7,693	148,937
Equifax, Inc.	36,416	3,694,039
Essendant, Inc.	11,610	147,911
Exponent, Inc.	15,952	804,938
Forrester Research, Inc.	3,376	135,985
Franklin Covey Co. *	3,246	72,516
FTI Consulting, Inc. *	11,069	764,979
GP Strategies Corp. *	5,086	74,306
Healthcare Services Group, Inc.	21,965	891,559
Heidrick & Struggles International, Inc.	5,759	198,743
Heritage-Crystal Clean, Inc. *	3,533	81,224

36
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Herman Miller, Inc.	18,448	607,862
HNI Corp.	12,898	488,705
Huron Consulting Group, Inc. *	8,180	445,728
ICF International, Inc.	6,209	457,231
IHS Markit Ltd. *	107,514	5,647,710
InnerWorkings, Inc. *	14,385	103,428
Insperity, Inc.	11,850	1,301,723
Interface, Inc.	19,952	325,018
KAR Auction Services, Inc.	39,731	2,262,283
Kelly Services, Inc., Class A	8,553	200,910
Kforce, Inc.	9,505	292,944
Kimball International, Inc., Class B	11,882	195,578
Knoll, Inc.	13,937	276,649
Korn/Ferry International	16,507	745,126
LSC Communications, Inc.	9,950	93,829
ManpowerGroup, Inc.	19,925	1,520,078
Matthews International Corp., Class A	10,170	423,275
McGrath RentCorp	8,505	454,082
Mistras Group, Inc. *	5,000	99,500
Mobile Mini, Inc.	15,499	637,319
MSA Safety, Inc.	11,744	1,226,543
Multi-Color Corp.	3,869	205,676
Navigant Consulting, Inc.	14,000	302,400
Nielsen Holdings plc	109,304	2,839,718
PICO Holdings, Inc. *	7,559	86,324
Pitney Bowes, Inc.	56,836	376,254
Quad Graphics, Inc.	9,800	151,214
Republic Services, Inc.	65,089	4,730,669
Resources Connection, Inc.	11,300	184,416
Robert Half International, Inc.	36,083	2,184,104
Rollins, Inc.	28,841	1,707,387
RR Donnelley & Sons Co.	19,875	116,666
SP Plus Corp. *	8,505	271,820
Steelcase, Inc., Class A	29,265	485,799
Stericycle, Inc. *	25,869	1,292,674
Team, Inc. *	8,225	163,678
Tetra Tech, Inc.	17,145	1,132,256
The Brink's Co.	15,469	1,025,904
The Dun & Bradstreet Corp.	10,990	1,563,657
TransUnion	54,925	3,611,319
TriNet Group, Inc. *	13,100	615,569
TrueBlue, Inc. *	14,540	339,218
UniFirst Corp.	4,632	691,558
US Ecology, Inc.	7,422	519,020
Verisk Analytics, Inc. *	49,569	5,940,349
Viad Corp.	7,132	341,552
VSE Corp.	2,601	81,567
WageWorks, Inc. *	12,366	492,290
Waste Management, Inc.	118,855	10,633,957
Willdan Group, Inc. *	2,299	69,430
		85,784,156

Consumer Durables & Apparel 1.3%
Acushnet Holdings Corp.	11,316	276,450
American Outdoor Brands Corp. *	15,020	205,474
Bassett Furniture Industries, Inc.	3,278	64,741
Beazer Homes USA, Inc. *	18,935	166,817
Brunswick Corp.	26,480	1,376,695
Callaway Golf Co.	28,700	614,180
Carter's, Inc.	14,254	1,368,099
Cavco Industries, Inc. *	2,707	543,051
Century Communities, Inc. *	7,618	161,654
Clarus Corp.	6,000	58,800
Columbia Sportswear Co.	9,354	844,479
Crocs, Inc. *	19,188	394,122
CSS Industries, Inc.	2,830	37,186
Culp, Inc.	3,615	83,687
Security	Number of Shares	Value ($)
D.R. Horton, Inc.	103,522	3,722,651
Deckers Outdoor Corp. *	8,848	1,125,200
Ethan Allen Interiors, Inc.	7,327	140,239
Flexsteel Industries, Inc.	1,900	48,298
Fossil Group, Inc. *	12,996	282,143
G-III Apparel Group Ltd. *	12,985	517,582
Garmin Ltd.	35,917	2,376,269
GoPro, Inc., Class A *	41,540	272,918
Green Brick Partners, Inc. *	7,100	66,740
Hamilton Beach Brands Holding Co., Class A	1,750	40,635
Hanesbrands, Inc.	114,219	1,959,998
Hasbro, Inc.	34,904	3,201,046
Helen of Troy Ltd. *	7,722	958,455
Hooker Furniture Corp.	3,341	97,791
Hovnanian Enterprises, Inc., Class A *	50,500	73,730
Installed Building Products, Inc. *	6,876	209,443
iRobot Corp. *	8,084	712,766
Johnson Outdoors, Inc., Class A	1,700	128,027
KB Home	27,731	553,788
La-Z-Boy, Inc.	16,047	446,107
Leggett & Platt, Inc.	40,291	1,462,966
Lennar Corp., B Shares	4,272	152,809
Lennar Corp., Class A	87,072	3,742,355
LGI Homes, Inc. *	5,899	252,418
Libbey, Inc.	7,232	54,529
lululemon Athletica, Inc. *	32,625	4,591,316
M.D.C. Holdings, Inc.	16,667	468,343
M/I Homes, Inc. *	9,900	239,283
Malibu Boats, Inc., Class A *	6,152	247,310
Marine Products Corp.	3,933	80,115
Mattel, Inc. *	107,100	1,454,418
MCBC Holdings, Inc. *	4,993	148,192
Meritage Homes Corp. *	13,984	520,904
Michael Kors Holdings Ltd. *	45,486	2,520,379
Mohawk Industries, Inc. *	18,862	2,352,657
Movado Group, Inc.	6,867	264,448
Nautilus, Inc. *	9,825	120,160
Newell Brands, Inc.	129,328	2,053,729
NIKE, Inc., Class B	387,700	29,093,008
NVR, Inc. *	1,052	2,355,460
Oxford Industries, Inc.	5,331	474,352
Polaris Industries, Inc.	17,951	1,597,280
PulteGroup, Inc.	77,576	1,906,042
PVH Corp.	22,862	2,761,501
Ralph Lauren Corp.	16,769	2,173,430
Rocky Brands, Inc.	1,800	51,696
Roku, Inc. *	12,851	714,516
Skechers U.S.A., Inc., Class A *	39,839	1,138,200
Skyline Champion Corp.	10,002	238,348
Sonos, Inc. *(a)	4,100	52,111
Steven Madden Ltd.	25,647	801,982
Sturm, Ruger & Co., Inc.	4,705	279,430
Superior Group of Cos., Inc.	3,200	55,648
Tapestry, Inc.	88,591	3,748,285
Taylor Morrison Home Corp., Class A *	39,916	660,211
Tempur Sealy International, Inc. *	14,141	653,456
Toll Brothers, Inc.	39,739	1,337,615
TopBuild Corp. *	10,230	466,693
TRI Pointe Group, Inc. *	42,455	505,214
Tupperware Brands Corp.	14,971	525,482
Under Armour, Inc., Class A *	55,082	1,217,863
Under Armour, Inc., Class C *	60,386	1,197,454
Unifi, Inc. *	7,738	177,123
Universal Electronics, Inc. *	4,081	127,613
Vera Bradley, Inc. *	5,909	77,940
VF Corp.	97,763	8,102,597
Vista Outdoor, Inc. *	17,574	219,675

37
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Vuzix Corp. *(a)	7,800	47,424
Whirlpool Corp.	19,787	2,171,821
William Lyon Homes, Class A *	9,666	131,071
Wolverine World Wide, Inc.	28,260	993,904
ZAGG, Inc. *	8,000	96,880
		110,006,917

Consumer Services 2.2%
Adtalem Global Education, Inc. *	17,749	898,632
American Public Education, Inc. *	5,600	183,288
Aramark	73,868	2,653,339
BBX Capital Corp.	20,416	119,434
Belmond Ltd., Class A *	26,101	446,849
Biglari Holdings, Inc., Class B *	376	53,580
BJ's Restaurants, Inc.	6,241	381,824
Bloomin' Brands, Inc.	28,060	559,797
Bluegreen Vacations Corp.	2,223	29,121
Bojangles', Inc. *	4,900	77,469
Boyd Gaming Corp.	24,400	648,064
Bridgepoint Education, Inc. *	8,000	76,800
Bright Horizons Family Solutions, Inc. *	17,644	2,027,472
Brinker International, Inc.	12,650	548,378
Caesars Entertainment Corp. *	179,202	1,539,345
Cambium Learning Group, Inc. *	4,400	63,272
Career Education Corp. *	25,565	367,625
Carnival Corp.	121,131	6,788,181
Carriage Services, Inc.	8,771	167,175
Carrols Restaurant Group, Inc. *	10,038	132,100
Century Casinos, Inc. *	7,935	49,514
Chegg, Inc. *	30,514	832,422
Chipotle Mexican Grill, Inc. *	7,445	3,427,157
Choice Hotels International, Inc.	10,905	800,427
Churchill Downs, Inc.	3,847	960,250
Chuy's Holdings, Inc. *	5,160	125,749
Cracker Barrel Old Country Store, Inc. (a)	7,140	1,132,975
Darden Restaurants, Inc.	37,854	4,033,344
Dave & Buster's Entertainment, Inc.	11,742	699,236
Del Frisco's Restaurant Group, Inc. *	6,885	46,474
Del Taco Restaurants, Inc. *	10,395	113,306
Denny's Corp. *	21,100	366,085
Dine Brands Global, Inc.	5,087	412,250
Domino's Pizza, Inc.	12,691	3,411,214
Drive Shack, Inc. *	17,215	91,928
Dunkin' Brands Group, Inc.	24,847	1,802,898
El Pollo Loco Holdings, Inc. *	6,221	77,825
Eldorado Resorts, Inc. *	19,323	705,290
Extended Stay America, Inc.	55,942	910,736
Fiesta Restaurant Group, Inc. *	7,980	205,964
frontdoor, Inc. *	22,418	763,333
Golden Entertainment, Inc. *	6,136	111,491
Graham Holdings Co., Class B	1,341	779,188
Grand Canyon Education, Inc. *	14,645	1,826,231
H&R Block, Inc.	65,033	1,725,976
Hilton Grand Vacations, Inc. *	31,058	834,528
Hilton Worldwide Holdings, Inc.	89,982	6,404,019
Houghton Mifflin Harcourt Co. *	27,761	185,999
Hyatt Hotels Corp., Class A	13,375	925,550
International Speedway Corp., Class A	7,430	278,699
J Alexander's Holdings, Inc. *	6,429	67,826
Jack in the Box, Inc.	8,809	695,294
K12, Inc. *	12,100	259,061
Las Vegas Sands Corp.	111,636	5,696,785
Laureate Education, Inc., Class A *	16,237	241,769
Lindblad Expeditions Holdings, Inc. *	7,500	101,325
Marriott International, Inc., Class A	87,720	10,253,591
Marriott Vacations Worldwide Corp.	12,059	1,067,101
McDonald's Corp.	234,862	41,547,088
Security	Number of Shares	Value ($)
MGM Resorts International	157,229	4,194,870
Monarch Casino & Resort, Inc. *	3,610	139,960
Nathan's Famous, Inc.	842	63,057
Noodles & Co. *	12,000	113,160
Norwegian Cruise Line Holdings Ltd. *	61,212	2,697,613
Papa John's International, Inc. (a)	7,000	381,780
Penn National Gaming, Inc. *	31,604	767,345
Planet Fitness, Inc., Class A *	28,365	1,392,438
Playa Hotels & Resorts N.V. *	16,595	142,551
PlayAGS, Inc. *	7,060	171,205
Potbelly Corp. *	7,813	91,256
RCI Hospitality Holdings, Inc.	2,500	65,450
Red Lion Hotels Corp. *	7,000	76,510
Red Robin Gourmet Burgers, Inc. *	3,624	109,445
Red Rock Resorts, Inc., Class A	20,893	483,464
Regis Corp. *	10,203	171,819
Royal Caribbean Cruises Ltd.	51,751	5,419,882
Ruth's Hospitality Group, Inc.	8,981	242,756
Scientific Games Corp., Class A *	16,071	357,740
SeaWorld Entertainment, Inc. *	20,116	525,430
Service Corp. International	54,102	2,243,610
ServiceMaster Global Holdings, Inc. *	39,637	1,699,635
Shake Shack, Inc., Class A *	7,624	403,233
Six Flags Entertainment Corp.	21,300	1,147,218
Sonic Corp.	10,721	464,005
Sotheby's *	10,870	456,540
Speedway Motorsports, Inc.	4,350	67,556
Starbucks Corp.	408,570	23,807,374
Strategic Education, Inc.	6,759	850,417
Texas Roadhouse, Inc.	20,839	1,259,926
The Cheesecake Factory, Inc.	12,662	612,081
The Habit Restaurants, Inc., Class A *	6,100	77,470
The Wendy's Co.	55,689	960,078
Town Sports International Holdings, Inc. *	7,275	55,872
Vail Resorts, Inc.	12,129	3,048,260
Weight Watchers International, Inc. *	11,312	747,723
Wingstop, Inc.	9,358	585,998
Wyndham Destinations, Inc.	29,572	1,061,043
Wyndham Hotels & Resorts, Inc.	32,349	1,594,482
Wynn Resorts Ltd.	29,825	3,000,395
Yum! Brands, Inc.	95,538	8,637,591
Zoe's Kitchen, Inc. *	5,678	72,224
		182,192,105

Diversified Financials 5.2%
Affiliated Managers Group, Inc.	15,912	1,808,558
AG Mortgage Investment Trust, Inc.	13,435	232,425
AGNC Investment Corp.	144,600	2,579,664
Ally Financial, Inc.	128,060	3,254,005
American Express Co.	214,090	21,993,466
Ameriprise Financial, Inc.	42,841	5,451,089
Annaly Capital Management, Inc.	387,072	3,820,401
Anworth Mortgage Asset Corp.	48,462	211,294
Apollo Commercial Real Estate Finance, Inc.	37,142	694,927
Arbor Realty Trust, Inc.	14,812	178,929
Ares Commercial Real Estate Corp.	10,752	155,581
Arlington Asset Investment Corp., Class A (a)	6,941	58,374
ARMOUR Residential REIT, Inc.	10,820	235,660
Artisan Partners Asset Management, Inc., Class A	15,052	412,575
Associated Capital Group, Inc., Class A	1,241	48,101
AXA Equitable Holdings, Inc.	39,800	807,542
B. Riley Financial, Inc.	6,039	116,251
Berkshire Hathaway, Inc., Class B *	590,098	121,135,317
BGC Partners, Inc., Class A	78,571	832,067

38
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
BlackRock, Inc.	37,079	15,255,042
Blackstone Mortgage Trust, Inc., Class A	35,802	1,207,959
Blucora, Inc. *	15,753	455,577
Cannae Holdings, Inc. *	23,093	426,528
Capital One Financial Corp.	145,103	12,957,698
Capstead Mortgage Corp.	28,021	192,224
Cboe Global Markets, Inc.	34,150	3,853,827
Cherry Hill Mortgage Investment Corp.	8,998	161,154
Chimera Investment Corp.	54,935	1,021,791
CME Group, Inc.	103,246	18,918,797
Cohen & Steers, Inc.	6,489	249,113
Colony Credit Real Estate, Inc.	24,800	529,232
Cowen, Inc. *	8,211	121,523
Credit Acceptance Corp. *	3,733	1,584,360
Curo Group Holdings Corp. *	3,700	52,059
Diamond Hill Investment Group, Inc.	1,017	175,107
Discover Financial Services	102,854	7,165,838
Donnelley Financial Solutions, Inc. *	9,665	150,291
Dynex Capital, Inc.	32,055	185,598
E*TRADE Financial Corp.	78,545	3,881,694
Eaton Vance Corp.	34,000	1,531,700
Elevate Credit, Inc. *	5,396	22,987
Encore Capital Group, Inc. *	8,553	217,332
Enova International, Inc. *	10,313	243,902
Evercore, Inc., Class A	12,433	1,015,652
Exantas Capital Corp.	9,433	106,970
EZCORP, Inc., Class A *	14,614	145,263
FactSet Research Systems, Inc.	11,591	2,593,602
Federated Investors, Inc., Class B	28,276	697,569
FGL Holdings *	56,622	447,314
FirstCash, Inc.	13,446	1,081,058
Focus Financial Partners, Inc., Class A *	5,800	221,560
Franklin Resources, Inc.	94,951	2,896,005
GAIN Capital Holdings, Inc.	6,506	49,706
Granite Point Mortgage Trust, Inc.	14,601	271,725
Great Ajax Corp.	5,000	65,200
Green Dot Corp., Class A *	13,949	1,056,497
Greenhill & Co., Inc.	6,539	144,185
Hamilton Lane, Inc., Class A	4,759	182,650
Houlihan Lokey, Inc.	9,766	402,164
Interactive Brokers Group, Inc., Class A	23,113	1,142,013
Intercontinental Exchange, Inc.	173,270	13,348,721
INTL. FCStone, Inc. *	6,044	273,672
Invesco Ltd.	122,440	2,658,172
Invesco Mortgage Capital, Inc.	32,488	489,919
Investment Technology Group, Inc.	10,065	276,586
Janus Henderson Group plc	50,068	1,230,171
Jefferies Financial Group, Inc.	86,033	1,847,128
KKR & Co., Inc., Class A	159,300	3,767,445
KKR Real Estate Finance Trust, Inc.	12,372	248,430
Ladder Capital Corp.	29,867	502,960
Ladenburg Thalmann Financial Services, Inc.	36,436	100,928
Lazard Ltd., Class A	41,239	1,638,838
Legg Mason, Inc.	27,907	787,536
LendingClub Corp. *	121,585	392,720
LPL Financial Holdings, Inc.	27,521	1,695,294
MarketAxess Holdings, Inc.	11,662	2,445,171
Marlin Business Services Corp.	4,000	106,320
MFA Financial, Inc.	133,393	924,413
Moelis & Co., Class A	13,891	560,641
Moody's Corp.	50,597	7,360,852
Morgan Stanley	400,638	18,293,131
Morningstar, Inc.	5,600	698,880
MSCI, Inc.	26,551	3,992,739
Nasdaq, Inc.	34,407	2,983,431
Navient Corp.	70,033	810,982
Nelnet, Inc., Class A	6,877	387,106
Security	Number of Shares	Value ($)
New Residential Investment Corp.	101,695	1,818,307
New York Mortgage Trust, Inc.	31,075	190,800
Northern Trust Corp.	67,125	6,314,449
On Deck Capital, Inc. *	20,000	138,000
OneMain Holdings, Inc. *	22,487	641,329
Oppenheimer Holdings, Inc., Class A	3,500	107,660
Orchid Island Capital, Inc.	12,908	84,418
Owens Realty Mortgage, Inc.	2,556	39,107
PennyMac Mortgage Investment Trust	17,846	344,606
Piper Jaffray Cos.	4,986	345,929
PJT Partners, Inc., Class A	6,501	294,755
PRA Group, Inc. *	14,276	440,272
Pzena Investment Management, Inc., Class A	5,197	52,282
Raymond James Financial, Inc.	40,068	3,072,815
Ready Capital Corp.	5,000	76,600
Redwood Trust, Inc.	22,281	365,854
Regional Management Corp. *	3,000	86,580
S&P Global, Inc.	76,178	13,888,773
Safeguard Scientifics, Inc. *	7,000	59,850
Santander Consumer USA Holdings, Inc.	35,217	660,319
SEI Investments Co.	40,366	2,157,563
SLM Corp. *	142,528	1,445,234
Starwood Property Trust, Inc.	80,980	1,758,886
State Street Corp.	115,178	7,918,487
Stifel Financial Corp.	21,305	974,065
Synchrony Financial	206,163	5,953,987
T. Rowe Price Group, Inc.	73,138	7,093,655
TD Ameritrade Holding Corp.	82,582	4,271,141
The Bank of New York Mellon Corp.	277,351	13,127,023
The Charles Schwab Corp. (b)	360,895	16,687,785
The Goldman Sachs Group, Inc.	106,174	23,928,434
TPG RE Finance Trust, Inc.	13,300	263,606
Two Harbors Investment Corp.	74,106	1,088,617
Virtu Financial, Inc., Class A	21,937	520,346
Virtus Investment Partners, Inc.	2,646	262,854
Voya Financial, Inc.	48,530	2,123,673
Waddell & Reed Financial, Inc., Class A	25,984	495,515
Western Asset Mortgage Capital Corp.	23,507	234,365
Westwood Holdings Group, Inc.	2,653	112,355
WisdomTree Investments, Inc.	38,043	295,594
World Acceptance Corp. *	1,806	183,291
		434,848,059

Energy 5.5%
Abraxas Petroleum Corp. *	53,135	97,768
Adams Resources & Energy, Inc.	1,166	47,281
Alta Mesa Resources, Inc., Class A *	30,000	94,500
Amyris, Inc. *	11,100	82,695
Anadarko Petroleum Corp.	154,779	8,234,243
Antero Resources Corp. *	66,200	1,051,918
Apache Corp.	116,641	4,412,529
Apergy Corp. *	24,002	935,838
Arch Coal, Inc., Class A	6,370	610,883
Archrock, Inc.	37,700	386,802
Baker Hughes, a GE Co.	128,962	3,441,996
Basic Energy Services, Inc. *	6,128	47,615
Berry Petroleum Corp.	5,500	77,000
Bonanza Creek Energy, Inc. *	5,626	144,869
Bristow Group, Inc. *	8,868	97,637
C&J Energy Services, Inc. *	20,039	376,332
Cabot Oil & Gas Corp.	132,362	3,207,131
Cactus, Inc., Class A *	13,097	438,226
California Resources Corp. *	14,379	450,638
Callon Petroleum Co. *	67,969	677,651
CARBO Ceramics, Inc. *	6,353	30,685
Carrizo Oil & Gas, Inc. *	27,793	506,111

39
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Centennial Resource Development, Inc., Class A *	56,622	1,084,877
Chaparral Energy, Inc., Class A *	9,200	139,472
Cheniere Energy, Inc. *	67,263	4,063,358
Chesapeake Energy Corp. *	271,629	953,418
Chevron Corp.	579,876	64,743,155
Cimarex Energy Co.	28,859	2,293,425
Clean Energy Fuels Corp. *	36,000	79,560
Cloud Peak Energy, Inc. *	22,147	37,871
CNX Resources Corp. *	63,420	992,523
Concho Resources, Inc. *	60,474	8,411,329
ConocoPhillips	353,263	24,693,084
CONSOL Energy, Inc. *	8,270	329,477
Continental Resources, Inc. *	25,700	1,353,876
Core Laboratories N.V.	13,143	1,120,309
Covia Holdings Corp. *	8,467	48,939
CVR Energy, Inc.	8,752	376,336
Delek US Holdings, Inc.	25,519	937,058
Denbury Resources, Inc. *	137,039	472,785
Devon Energy Corp.	153,530	4,974,372
Diamond Offshore Drilling, Inc. *	21,182	300,361
Diamondback Energy, Inc.	30,118	3,384,058
Dorian LPG Ltd. *	13,074	103,938
Dril-Quip, Inc. *	13,330	567,325
Earthstone Energy, Inc., Class A *	5,613	46,195
Energen Corp. *	24,493	1,762,761
Ensco plc, Class A	137,209	979,672
EOG Resources, Inc.	176,228	18,563,857
EQT Corp.	79,711	2,707,783
Era Group, Inc. *	6,921	78,346
Evolution Petroleum Corp.	8,679	89,394
Exterran Corp. *	9,906	206,936
Extraction Oil & Gas, Inc. *	37,377	298,642
Exxon Mobil Corp.	1,281,454	102,106,255
Forum Energy Technologies, Inc. *	25,571	229,116
Frank's International N.V. *	23,486	166,751
FTS International, Inc. *	9,805	125,602
Geospace Technologies Corp. *	4,643	59,105
Goodrich Petroleum Corp. *	3,169	47,757
Green Plains, Inc.	13,339	227,297
Gulfport Energy Corp. *	53,493	487,321
Halcon Resources Corp. *	40,012	132,840
Halliburton Co.	268,912	9,325,868
Helix Energy Solutions Group, Inc. *	39,464	336,233
Helmerich & Payne, Inc.	33,069	2,059,868
Hess Corp.	77,706	4,460,324
HighPoint Resources Corp. *	33,805	125,755
HollyFrontier Corp.	49,948	3,368,493
Hornbeck Offshore Services, Inc. *	10,288	32,407
International Seaways, Inc. *	8,633	185,696
ION Geophysical Corp. *	2,790	32,950
Jagged Peak Energy, Inc. *	18,587	228,992
Keane Group, Inc. *	14,562	183,044
Key Energy Services, Inc. *	3,071	27,793
Kinder Morgan, Inc.	579,415	9,861,643
KLX Energy Services Holdings, Inc. *	5,884	169,989
Kosmos Energy Ltd. *	90,097	584,730
Laredo Petroleum, Inc. *	45,079	236,214
Liberty Oilfield Services, Inc., Class A	11,300	214,474
Lilis Energy, Inc. *	10,300	27,810
Lonestar Resources US, Inc., Class A *	6,800	52,292
Magnolia Oil & Gas Corp. *	24,300	302,535
Mammoth Energy Services, Inc.	4,000	99,840
Marathon Oil Corp.	260,034	4,938,046
Marathon Petroleum Corp.	202,669	14,278,031
Matador Resources Co. *	33,967	979,608
Matrix Service Co. *	8,000	162,640
McDermott International, Inc. *	55,783	431,203
Security	Number of Shares	Value ($)
Midstates Petroleum Co., Inc. *	7,777	56,072
Murphy Oil Corp.	48,399	1,541,992
Nabors Industries Ltd.	103,794	515,856
NACCO Industries, Inc., Class A	1,900	65,626
National Oilwell Varco, Inc.	115,247	4,241,090
Natural Gas Services Group, Inc. *	4,213	81,311
NCS Multistage Holdings, Inc. *	4,000	45,200
Newfield Exploration Co. *	63,105	1,274,721
Newpark Resources, Inc. *	27,584	226,465
Nine Energy Service, Inc. *	4,359	161,414
Noble Corp. plc *	78,737	395,260
Noble Energy, Inc.	144,875	3,600,144
Northern Oil & Gas, Inc. *	53,558	157,461
Oasis Petroleum, Inc. *	84,892	854,014
Occidental Petroleum Corp.	231,630	15,535,424
Oceaneering International, Inc. *	28,508	539,942
Oil States International, Inc. *	17,218	383,445
ONEOK, Inc.	124,249	8,150,734
Overseas Shipholding Group, Inc., Class A *	18,500	58,090
Panhandle Oil & Gas, Inc., Class A	6,200	110,298
Par Pacific Holdings, Inc. *	13,184	233,093
Parsley Energy, Inc., Class A *	81,227	1,902,336
Patterson-UTI Energy, Inc.	65,569	1,091,068
PBF Energy, Inc., Class A	35,761	1,496,598
PDC Energy, Inc. *	19,571	830,789
Peabody Energy Corp.	24,630	873,133
Penn Virginia Corp. *	3,770	259,301
Phillips 66	129,586	13,324,032
Pioneer Energy Services Corp. *	30,366	90,187
Pioneer Natural Resources Co.	51,341	7,560,989
ProPetro Holding Corp. *	21,687	382,776
QEP Resources, Inc. *	70,358	626,890
Range Resources Corp.	61,707	978,056
Renewable Energy Group, Inc. *	11,517	357,948
Resolute Energy Corp. *(a)	5,506	153,232
REX American Resources Corp. *	1,646	122,084
RigNet, Inc. *	4,141	70,811
Ring Energy, Inc. *	20,681	147,456
Rowan Cos. plc, Class A *	37,877	602,623
RPC, Inc.	17,418	259,180
Sanchez Energy Corp. *(a)	20,919	34,726
SandRidge Energy, Inc. *	8,633	77,265
Schlumberger Ltd.	418,775	21,487,345
SEACOR Holdings, Inc. *	4,850	232,751
SEACOR Marine Holdings, Inc. *	4,876	89,133
Select Energy Services, Inc., Class A *	17,554	167,816
SemGroup Corp., Class A	20,780	384,222
SilverBow Resources, Inc. *	1,839	48,292
SM Energy Co.	30,456	741,299
Solaris Oilfield Infrastructure, Inc., Class A *	7,665	101,178
Southwestern Energy Co. *	173,795	928,065
SRC Energy, Inc. *	71,039	502,956
Superior Energy Services, Inc. *	49,218	385,377
Talos Energy, Inc. *	7,627	198,760
Targa Resources Corp.	69,251	3,578,199
TechnipFMC plc	129,204	3,398,065
Tellurian, Inc. *(a)	28,096	224,768
TETRA Technologies, Inc. *	33,023	98,078
The Williams Cos., Inc.	362,987	8,831,474
Tidewater, Inc. *	8,657	232,440
Transocean Ltd. *	132,517	1,459,012
Ultra Petroleum Corp. *	51,863	62,236
Unit Corp. *	17,972	415,692
Uranium Energy Corp. *(a)	39,550	52,601
US Silica Holdings, Inc.	23,982	335,748
Valero Energy Corp.	129,943	11,836,508

40
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
W&T Offshore, Inc. *	25,000	168,500
Weatherford International plc *	301,607	407,169
Whiting Petroleum Corp. *	29,221	1,089,943
WildHorse Resource Development Corp. *	6,671	141,492
World Fuel Services Corp.	22,400	716,800
WPX Energy, Inc. *	123,840	1,986,394
		457,704,807

Food & Staples Retailing 1.4%
BJ's Wholesale Club Holdings, Inc. *	19,800	438,570
Casey's General Stores, Inc.	10,991	1,386,075
Costco Wholesale Corp.	132,455	30,283,187
Ingles Markets, Inc., Class A	4,200	138,348
Performance Food Group Co. *	32,013	938,621
PriceSmart, Inc.	7,280	510,692
Rite Aid Corp. *	315,580	378,696
Smart & Final Stores, Inc. *	7,800	39,390
SpartanNash, Co.	10,256	183,070
Sprouts Farmers Market, Inc. *	37,162	999,286
Sysco Corp.	143,797	10,257,040
The Andersons, Inc.	7,371	265,356
The Chefs' Warehouse, Inc. *	8,690	292,245
The Kroger Co.	242,978	7,231,025
U.S. Foods Holding Corp. *	65,179	1,901,271
United Natural Foods, Inc. *	18,511	402,244
Village Super Market, Inc., Class A	5,089	125,393
Walgreens Boots Alliance, Inc.	255,078	20,347,572
Walmart, Inc.	434,789	43,600,641
Weis Markets, Inc.	4,927	227,381
		119,946,103

Food, Beverage & Tobacco 3.7%
22nd Century Group, Inc. *(a)	28,273	68,421
Alico, Inc.	2,000	66,200
Altria Group, Inc.	569,775	37,058,166
Archer-Daniels-Midland Co.	168,305	7,952,411
B&G Foods, Inc. (a)	23,053	600,300
Brown-Forman Corp., Class A	20,600	955,222
Brown-Forman Corp., Class B	51,090	2,367,511
Bunge Ltd.	42,795	2,644,731
Cal-Maine Foods, Inc.	9,759	474,971
Calavo Growers, Inc.	5,260	510,220
Campbell Soup Co.	57,935	2,167,348
Coca-Cola Bottling Co. Consolidated	1,385	239,093
ConAgra Brands, Inc.	143,827	5,120,241
Constellation Brands, Inc., Class A	50,939	10,148,577
Craft Brew Alliance, Inc. *	3,000	55,020
Darling Ingredients, Inc. *	49,053	1,013,435
Dean Foods Co.	26,756	213,780
Farmer Brothers Co. *	4,500	108,495
Flowers Foods, Inc.	54,834	1,058,845
Fresh Del Monte Produce, Inc.	9,062	299,318
Freshpet, Inc. *	6,900	262,890
General Mills, Inc.	180,870	7,922,106
Hormel Foods Corp.	82,799	3,613,348
Hostess Brands, Inc. *	26,496	275,558
Ingredion, Inc.	21,095	2,134,392
J&J Snack Foods Corp.	4,866	759,875
John B. Sanfilippo & Son, Inc.	2,559	161,371
Kellogg Co.	76,325	4,997,761
Keurig Dr Pepper, Inc.	55,424	1,441,024
Lamb Weston Holdings, Inc.	45,060	3,521,890
Lancaster Colony Corp.	5,718	979,951
Landec Corp. *	9,100	124,579
Limoneira Co.	4,500	110,925
Security	Number of Shares	Value ($)
McCormick & Co., Inc. - Non Voting Shares	36,179	5,209,776
MGP Ingredients, Inc.	3,577	254,575
Molson Coors Brewing Co., Class B	57,532	3,682,048
Mondelez International, Inc., Class A	442,415	18,572,582
Monster Beverage Corp. *	121,301	6,410,758
National Beverage Corp. *	4,003	370,077
New Age Beverages Corp. *(a)	11,300	51,189
PepsiCo, Inc.	428,435	48,147,525
Philip Morris International, Inc.	470,448	41,432,355
Pilgrim's Pride Corp. *	17,681	312,246
Post Holdings, Inc. *	19,857	1,755,756
Primo Water Corp. *	10,121	168,717
Pyxus International, Inc. *(a)	2,460	58,400
Sanderson Farms, Inc.	6,041	594,374
Seaboard Corp.	100	386,500
Seneca Foods Corp., Class A *	2,000	63,260
The Boston Beer Co., Inc., Class A *	2,611	802,334
The Coca-Cola Co.	1,157,699	55,430,628
The Hain Celestial Group, Inc. *	26,712	664,595
The Hershey Co.	41,575	4,454,761
The JM Smucker Co.	34,684	3,756,971
The Kraft Heinz Co.	188,293	10,350,466
The Simply Good Foods Co. *	13,000	246,480
Tootsie Roll Industries, Inc. (a)	8,261	260,800
TreeHouse Foods, Inc. *	16,430	748,551
Turning Point Brands, Inc.	2,904	119,354
Tyson Foods, Inc., Class A	89,093	5,338,453
Universal Corp.	7,470	506,914
Vector Group Ltd.	32,261	436,169
		310,014,589

Health Care Equipment & Services 6.5%
Abbott Laboratories	531,287	36,626,926
ABIOMED, Inc. *	13,750	4,691,500
Acadia Healthcare Co., Inc. *	26,116	1,083,814
Accuray, Inc. *	28,423	127,619
Addus HomeCare Corp. *	3,011	197,220
Aetna, Inc.	99,011	19,643,782
Align Technology, Inc. *	22,367	4,947,580
Allscripts Healthcare Solutions, Inc. *	53,720	639,805
Amedisys, Inc. *	8,656	952,160
American Renal Associates Holdings, Inc. *	4,023	77,604
AmerisourceBergen Corp.	49,161	4,326,168
AMN Healthcare Services, Inc. *	14,237	720,677
AngioDynamics, Inc. *	11,557	236,109
Anika Therapeutics, Inc. *	4,606	164,711
Antares Pharma, Inc. *	48,097	143,810
Anthem, Inc.	78,759	21,703,618
Apollo Medical Holdings, Inc. *	6,700	137,015
athenahealth, Inc. *	12,540	1,599,352
AtriCure, Inc. *	9,515	302,672
Atrion Corp.	475	324,035
Avanos Medical, Inc. *	15,275	864,565
AxoGen, Inc. *	9,093	339,078
Baxter International, Inc.	150,453	9,404,817
Becton, Dickinson & Co.	81,012	18,673,266
BioLife Solutions, Inc. *	2,800	35,616
BioScrip, Inc. *	36,021	96,536
BioTelemetry, Inc. *	9,418	547,186
Boston Scientific Corp. *	418,599	15,128,168
Bovie Medical Corp. *	8,600	45,322
Brookdale Senior Living, Inc. *	60,882	543,676
Cantel Medical Corp.	11,887	940,856
Capital Senior Living Corp. *	8,394	75,546
Cardinal Health, Inc.	92,505	4,680,753

41
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Cardiovascular Systems, Inc. *	9,899	277,667
Castlight Health, Inc., Class B *	20,805	51,388
Centene Corp. *	61,644	8,033,446
Cerner Corp. *	98,049	5,616,247
Cerus Corp. *	45,797	306,840
Chemed Corp.	4,821	1,467,175
Cigna Corp.	73,843	15,788,372
Civitas Solutions, Inc. *	5,560	80,398
Community Health Systems, Inc. *	34,809	109,996
Computer Programs & Systems, Inc.	6,900	172,500
CONMED Corp.	9,006	607,275
CorVel Corp. *	5,002	289,916
Cross Country Healthcare, Inc. *	12,500	110,375
CryoLife, Inc. *	12,053	373,402
CryoPort, Inc. *	8,100	89,910
Cutera, Inc. *	4,219	85,646
CVS Health Corp.	309,407	22,397,973
CytoSorbents Corp. *	6,997	69,970
Danaher Corp.	185,749	18,463,451
DaVita, Inc. *	37,737	2,541,210
DENTSPLY SIRONA, Inc.	69,517	2,407,374
DexCom, Inc. *	26,976	3,581,603
Diplomat Pharmacy, Inc. *	16,723	331,784
Edwards Lifesciences Corp. *	63,554	9,380,570
Encompass Health Corp.	29,684	1,997,733
Endologix, Inc. *	22,949	27,998
Evolent Health, Inc., Class A *	21,273	472,261
Express Scripts Holding Co. *	170,430	16,526,597
FONAR Corp. *	1,870	46,264
GenMark Diagnostics, Inc. *	16,600	88,478
Glaukos Corp. *	10,445	605,183
Globus Medical, Inc., Class A *	21,429	1,132,523
Haemonetics Corp. *	16,388	1,712,054
HCA Healthcare, Inc.	81,629	10,899,920
HealthEquity, Inc. *	16,138	1,481,468
HealthStream, Inc.	10,858	285,674
Helius Medical Technologies, Inc. *(a)	4,659	47,708
Henry Schein, Inc. *	46,078	3,824,474
Heska Corp. *	2,364	236,920
Hill-Rom Holdings, Inc.	20,490	1,722,799
HMS Holdings Corp. *	27,643	796,671
Hologic, Inc. *	84,150	3,281,008
Humana, Inc.	41,655	13,346,678
ICU Medical, Inc. *	4,928	1,255,309
IDEXX Laboratories, Inc. *	26,000	5,515,120
Inogen, Inc. *	5,361	1,016,285
Inovalon Holdings, Inc., Class A *	22,744	214,021
Inspire Medical Systems, Inc. *	2,261	90,621
Insulet Corp. *	17,604	1,552,849
Integer Holdings Corp. *	8,929	664,943
Integra LifeSciences Holdings Corp. *	21,026	1,126,363
IntriCon Corp. *	1,742	72,955
Intuitive Surgical, Inc. *	34,599	18,032,307
Invacare Corp.	9,218	119,097
iRadimed Corp. *	1,334	33,297
iRhythm Technologies, Inc. *	6,510	502,963
K2M Group Holdings, Inc. *	12,900	353,202
Laboratory Corp. of America Holdings *	30,458	4,890,032
Lantheus Holdings, Inc. *	11,198	156,436
LeMaitre Vascular, Inc.	4,566	121,912
LHC Group, Inc. *	8,883	812,173
LifePoint Health, Inc. *	12,364	801,929
LivaNova plc *	14,430	1,616,016
Magellan Health, Inc. *	7,281	473,702
Masimo Corp. *	15,046	1,739,318
McKesson Corp.	60,373	7,532,135
Medidata Solutions, Inc. *	19,317	1,357,985
MEDNAX, Inc. *	29,295	1,209,591
Security	Number of Shares	Value ($)
Medtronic plc	408,190	36,663,626
Meridian Bioscience, Inc.	18,007	291,893
Merit Medical Systems, Inc. *	16,303	931,227
Molina Healthcare, Inc. *	18,377	2,329,652
National HealthCare Corp.	2,795	222,286
National Research Corp., Class A	3,236	123,130
Natus Medical, Inc. *	10,992	328,441
Neogen Corp. *	15,676	951,847
Neuronetics, Inc. *	1,800	45,864
Nevro Corp. *	10,264	500,473
NextGen Healthcare, Inc. *	14,156	209,084
NuVasive, Inc. *	14,957	840,135
Nuvectra Corp. *	4,133	82,701
NxStage Medical, Inc. *	21,678	615,222
Omnicell, Inc. *	11,751	830,796
OraSure Technologies, Inc. *	16,500	229,350
Orthofix Medical, Inc. *	6,531	397,215
OrthoPediatrics Corp. *	2,000	69,460
Owens & Minor, Inc.	18,500	146,150
Patterson Cos., Inc.	24,734	558,494
Penumbra, Inc. *	9,983	1,357,688
PetIQ, Inc. *	6,200	196,292
Premier, Inc., Class A *	18,773	844,785
Quest Diagnostics, Inc.	40,824	3,841,947
Quidel Corp. *	10,286	662,007
R1 RCM, Inc. *	31,130	263,671
RadNet, Inc. *	11,759	174,033
ResMed, Inc.	42,729	4,525,856
Rockwell Medical, Inc. *(a)	13,042	53,211
RTI Surgical, Inc. *	18,100	82,898
SeaSpine Holdings Corp. *	3,766	64,662
Select Medical Holdings Corp. *	32,746	542,929
Senseonics Holdings, Inc. *(a)	26,000	96,460
Sientra, Inc. *	6,300	129,717
Simulations Plus, Inc.	3,188	64,429
STAAR Surgical Co. *	8,247	330,787
STERIS plc	25,437	2,780,518
Stryker Corp.	93,796	15,215,587
Surgery Partners, Inc. *	5,591	75,982
Surmodics, Inc. *	4,200	266,406
Tabula Rasa HealthCare, Inc. *	5,100	376,788
Tactile Systems Technology, Inc. *	4,907	321,310
Tandem Diabetes Care, Inc. *	17,130	644,259
Teladoc Health, Inc. *	21,626	1,499,547
Teleflex, Inc.	13,787	3,319,082
Tenet Healthcare Corp. *	24,399	627,786
The Cooper Cos., Inc.	15,087	3,897,123
The Ensign Group, Inc.	14,906	552,118
The Providence Service Corp. *	3,302	218,229
Tivity Health, Inc. *	14,653	504,210
TransEnterix, Inc. *(a)	54,700	178,869
Triple-S Management Corp., Class B *	6,648	114,080
U.S. Physical Therapy, Inc.	4,600	494,592
UnitedHealth Group, Inc.	291,236	76,114,529
Universal Health Services, Inc., Class B	26,526	3,224,501
Utah Medical Products, Inc.	1,365	119,001
Varex Imaging Corp. *	12,489	324,214
Varian Medical Systems, Inc. *	27,199	3,246,745
Veeva Systems, Inc., Class A *	36,751	3,357,204
ViewRay, Inc. *	19,429	168,061
Vocera Communications, Inc. *	8,573	297,569
WellCare Health Plans, Inc. *	15,225	4,201,948
West Pharmaceutical Services, Inc.	22,361	2,368,477
Wright Medical Group N.V. *	34,526	931,511
Zimmer Biomet Holdings, Inc.	61,840	7,024,406
		544,512,092

42
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Household & Personal Products 1.5%
Avon Products, Inc. *	123,017	241,113
Central Garden & Pet Co. *	4,210	136,741
Central Garden & Pet Co., Class A *	10,529	312,185
Church & Dwight Co., Inc.	74,316	4,412,141
Colgate-Palmolive Co.	262,684	15,642,832
Coty, Inc., Class A	138,235	1,458,379
Edgewell Personal Care Co. *	16,048	769,983
elf Beauty, Inc. *	6,276	66,588
Energizer Holdings, Inc.	17,686	1,039,406
Herbalife Nutrition Ltd. *	31,363	1,670,393
Inter Parfums, Inc.	5,613	331,111
Kimberly-Clark Corp.	105,104	10,962,347
Lifevantage Corp. *	3,800	41,838
Medifast, Inc.	3,897	824,917
Natural Health Trends Corp. (a)	2,166	49,255
Nu Skin Enterprises, Inc., Class A	17,207	1,208,276
Oil-Dri Corp. of America	1,600	49,488
Revlon, Inc., Class A *(a)	3,255	68,355
Spectrum Brands Holdings, Inc.	13,969	907,287
The Clorox Co.	38,877	5,771,291
The Estee Lauder Cos., Inc., Class A	67,863	9,327,091
The Procter & Gamble Co.	753,064	66,781,715
USANA Health Sciences, Inc. *	4,056	474,633
WD-40 Co.	4,489	750,022
		123,297,387

Insurance 2.6%
Aflac, Inc.	231,193	9,957,482
Alleghany Corp.	4,440	2,667,019
Ambac Financial Group, Inc. *	13,400	275,772
American Equity Investment Life Holding Co.	26,357	822,866
American Financial Group, Inc.	20,934	2,094,028
American International Group, Inc.	270,701	11,177,244
American National Insurance Co.	2,769	341,252
AMERISAFE, Inc.	5,668	368,930
AmTrust Financial Services, Inc.	31,795	455,940
Aon plc	73,873	11,537,485
Arch Capital Group Ltd. *	123,063	3,491,297
Argo Group International Holdings Ltd.	10,503	647,090
Arthur J. Gallagher & Co.	55,205	4,085,722
Aspen Insurance Holdings Ltd.	18,300	766,404
Assurant, Inc.	16,446	1,598,716
Assured Guaranty Ltd.	33,320	1,332,134
Athene Holding Ltd., Class A *	38,390	1,755,191
Axis Capital Holdings Ltd.	25,200	1,405,908
Brighthouse Financial, Inc. *	35,525	1,407,856
Brown & Brown, Inc.	70,040	1,973,727
Chubb Ltd.	140,107	17,500,765
Cincinnati Financial Corp.	45,208	3,555,157
Citizens, Inc. *(a)	16,000	125,760
CNA Financial Corp.	9,550	414,183
CNO Financial Group, Inc.	48,872	923,681
Crawford & Co., Class A	4,938	44,640
Crawford & Co., Class B	5,800	53,418
Donegal Group, Inc., Class A	8,790	118,050
eHealth, Inc. *	4,902	168,433
EMC Insurance Group, Inc.	4,286	102,735
Employers Holdings, Inc.	9,753	448,248
Enstar Group Ltd. *	4,751	862,782
Erie Indemnity Co., Class A	6,531	847,005
Everest Re Group Ltd.	12,137	2,644,167
FBL Financial Group, Inc., Class A	3,305	227,979
FedNat Holding Co.	4,085	87,950
Fidelity National Financial, Inc.	82,027	2,743,803
Security	Number of Shares	Value ($)
First American Financial Corp.	35,300	1,564,849
Genworth Financial, Inc., Class A *	154,020	659,206
Global Indemnity Ltd.	2,000	71,600
Goosehead Insurance, Inc., Class A *	2,800	95,984
Greenlight Capital Re Ltd., Class A *	7,361	85,314
HCI Group, Inc.	2,926	127,778
Health Insurance Innovations, Inc., Class A *	3,371	164,842
Heritage Insurance Holdings, Inc.	6,081	84,891
Horace Mann Educators Corp.	12,141	476,898
Independence Holding Co.	1,482	53,663
Investors Title Co.	866	157,612
James River Group Holdings Ltd.	9,426	362,901
Kemper Corp.	18,874	1,419,136
Kingstone Cos., Inc.	2,696	45,832
Kinsale Capital Group, Inc.	5,610	334,973
Lincoln National Corp.	65,091	3,917,827
Loews Corp.	82,826	3,856,379
Maiden Holdings Ltd.	18,900	66,339
Markel Corp. *	4,197	4,588,328
Marsh & McLennan Cos., Inc.	152,544	12,928,104
MBIA, Inc. *	25,042	247,916
Mercury General Corp.	7,947	471,337
MetLife, Inc.	300,529	12,378,789
National General Holdings Corp.	18,249	508,417
National Western Life Group, Inc., Class A	624	168,031
NI Holdings, Inc. *	2,860	44,730
Old Republic International Corp.	85,980	1,895,859
Primerica, Inc.	13,498	1,481,271
Principal Financial Group, Inc.	80,204	3,775,202
ProAssurance Corp.	16,317	716,643
Protective Insurance Corp., Class B	6,232	143,648
Prudential Financial, Inc.	125,627	11,781,300
Reinsurance Group of America, Inc.	19,271	2,743,612
RenaissanceRe Holdings Ltd.	12,232	1,494,261
RLI Corp.	11,508	850,786
Safety Insurance Group, Inc.	4,111	342,364
Selective Insurance Group, Inc.	17,834	1,156,535
State Auto Financial Corp.	5,500	174,845
Stewart Information Services Corp.	6,635	273,893
The Allstate Corp.	104,314	9,984,936
The Hanover Insurance Group, Inc.	12,832	1,429,228
The Hartford Financial Services Group, Inc.	108,166	4,912,900
The Navigators Group, Inc.	7,334	507,146
The Progressive Corp.	176,704	12,316,269
The Travelers Cos., Inc.	80,543	10,078,346
Third Point Reinsurance Ltd. *	22,436	248,142
Tiptree, Inc.	7,504	44,199
Torchmark Corp.	31,100	2,632,926
Trupanion, Inc. *(a)	7,474	188,793
United Fire Group, Inc.	6,616	356,139
United Insurance Holdings Corp.	6,439	126,977
Universal Insurance Holdings, Inc.	9,563	401,455
Unum Group	68,645	2,489,068
W. R. Berkley Corp.	29,205	2,216,659
White Mountains Insurance Group Ltd.	897	795,343
Willis Towers Watson plc	39,508	5,655,965
		215,127,205

Materials 2.9%
Advanced Emissions Solutions, Inc.	5,901	58,420
AdvanSix, Inc. *	8,959	248,523
AgroFresh Solutions, Inc. *	10,000	57,100
Air Products & Chemicals, Inc.	66,322	10,236,801
AK Steel Holding Corp. *	99,027	366,400
Albemarle Corp.	32,784	3,252,828

43
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Alcoa Corp. *	55,346	1,936,557
Allegheny Technologies, Inc. *	40,422	1,046,526
American Vanguard Corp.	7,917	127,464
AptarGroup, Inc.	18,604	1,896,864
Ashland Global Holdings, Inc.	18,556	1,372,773
Avery Dennison Corp.	25,934	2,352,732
Axalta Coating Systems Ltd. *	66,563	1,642,775
Balchem Corp.	9,564	895,669
Ball Corp.	104,914	4,700,147
Bemis Co., Inc.	27,945	1,279,043
Berry Global Group, Inc. *	39,043	1,703,056
Boise Cascade Co.	11,827	364,153
Cabot Corp.	17,957	874,147
Carpenter Technology Corp.	13,501	588,779
Celanese Corp.	40,548	3,930,723
Century Aluminum Co. *	14,114	112,065
CF Industries Holdings, Inc.	71,025	3,411,331
Chase Corp.	2,117	228,297
Clearwater Paper Corp. *	5,472	132,094
Cleveland-Cliffs, Inc. *	91,140	980,666
Coeur Mining, Inc. *	56,566	270,385
Commercial Metals Co.	33,770	643,656
Compass Minerals International, Inc.	9,812	475,980
Crown Holdings, Inc. *	40,933	1,731,057
Domtar Corp.	18,587	860,764
DowDuPont, Inc.	699,372	37,710,138
Eagle Materials, Inc.	13,675	1,009,762
Eastman Chemical Co.	42,308	3,314,832
Ecolab, Inc.	76,686	11,744,461
Ferro Corp. *	25,700	435,358
FMC Corp.	40,839	3,188,709
Forterra, Inc. *	5,539	24,981
Freeport-McMoRan, Inc.	437,236	5,093,799
FutureFuel Corp.	8,300	136,120
GCP Applied Technologies, Inc. *	22,792	591,908
Gold Resource Corp.	19,195	83,114
Graphic Packaging Holding Co.	93,020	1,024,150
Greif, Inc., Class A	9,091	430,004
Greif, Inc., Class B	2,000	102,720
H.B. Fuller Co.	15,251	678,059
Hawkins, Inc.	3,679	123,835
Haynes International, Inc.	6,444	186,618
Hecla Mining Co.	160,671	385,610
Huntsman Corp.	64,034	1,401,064
Ingevity Corp. *	12,467	1,135,494
Innophos Holdings, Inc.	6,990	204,807
Innospec, Inc.	7,393	494,740
International Flavors & Fragrances, Inc.	30,493	4,411,117
International Paper Co.	123,352	5,595,247
Intrepid Potash, Inc. *	27,197	107,428
Kaiser Aluminum Corp.	5,774	550,666
KapStone Paper & Packaging Corp.	25,211	882,385
KMG Chemicals, Inc.	3,341	250,642
Koppers Holdings, Inc. *	5,651	151,164
Kraton Corp. *	9,954	274,133
Kronos Worldwide, Inc.	6,230	87,407
Linde plc	166,823	27,604,202
Louisiana-Pacific Corp.	42,085	916,190
LSB Industries, Inc. *	5,600	42,560
LyondellBasell Industries N.V., Class A	96,883	8,648,745
Martin Marietta Materials, Inc.	18,841	3,227,086
Materion Corp.	7,145	406,050
McEwen Mining, Inc.	72,434	141,971
Mercer International, Inc.	14,056	213,792
Minerals Technologies, Inc.	10,623	581,609
Myers Industries, Inc.	10,180	161,455
Neenah, Inc.	5,035	405,116
NewMarket Corp.	2,808	1,083,776
Security	Number of Shares	Value ($)
Newmont Mining Corp.	161,368	4,989,499
Northern Technologies International Corp.	1,624	52,536
Nucor Corp.	95,292	5,633,663
Olin Corp.	48,790	985,558
Olympic Steel, Inc.	7,310	137,867
OMNOVA Solutions, Inc. *	14,068	103,963
Owens-Illinois, Inc. *	50,995	799,092
P.H. Glatfelter Co.	12,756	228,332
Packaging Corp. of America	28,273	2,595,744
Platform Specialty Products Corp. *	76,011	822,439
PolyOne Corp.	23,918	772,791
PPG Industries, Inc.	73,090	7,681,028
PQ Group Holdings, Inc. *	16,472	264,376
Quaker Chemical Corp.	4,376	787,242
Rayonier Advanced Materials, Inc.	17,736	219,572
Reliance Steel & Aluminum Co.	22,620	1,785,170
Resolute Forest Products, Inc. *	28,000	315,560
Royal Gold, Inc.	19,530	1,496,584
RPM International, Inc.	39,518	2,417,316
Ryerson Holding Corp. *	4,659	42,770
Schnitzer Steel Industries, Inc., Class A	9,050	243,445
Schweitzer-Mauduit International, Inc.	9,802	312,880
Sealed Air Corp.	48,619	1,573,311
Sensient Technologies Corp.	12,550	813,993
Silgan Holdings, Inc.	22,545	541,756
Sonoco Products Co.	29,936	1,633,907
Steel Dynamics, Inc.	71,640	2,836,944
Stepan Co.	6,704	553,683
Summit Materials, Inc., Class A *	33,033	445,946
SunCoke Energy, Inc. *	18,406	206,147
Synalloy Corp. *	2,200	40,678
The Chemours Co.	54,183	1,788,581
The Mosaic Co.	107,993	3,341,303
The Scotts Miracle-Gro Co.	11,525	769,179
The Sherwin-Williams Co.	24,806	9,760,417
TimkenSteel Corp. *	10,796	125,557
Trecora Resources *	5,445	58,806
Tredegar Corp.	8,263	153,692
Trinseo S.A.	12,703	684,438
Tronox Ltd., Class A	28,193	322,810
UFP Technologies, Inc. *	1,700	58,684
United States Lime & Minerals, Inc.	616	46,206
United States Steel Corp.	54,379	1,442,675
Universal Stainless & Alloy Products, Inc. *	1,800	35,352
US Concrete, Inc. *	5,180	169,075
Valhi, Inc.	13,600	28,288
Valvoline, Inc.	56,325	1,121,994
Venator Materials plc *	13,280	89,773
Verso Corp., Class A *	11,750	330,293
Vulcan Materials Co.	40,595	4,105,778
W.R. Grace & Co.	21,389	1,385,793
Warrior Met Coal, Inc.	14,218	398,104
Westlake Chemical Corp.	11,394	812,392
WestRock Co.	76,081	3,269,201
Worthington Industries, Inc.	13,511	565,841
		245,218,823

Media & Entertainment 7.3%
Activision Blizzard, Inc.	230,457	15,913,056
Alphabet, Inc., Class A *	90,520	98,719,302
Alphabet, Inc., Class C *	93,218	100,374,346
Altice USA, Inc., Class A	35,278	575,384
AMC Entertainment Holdings, Inc., Class A	14,040	270,410
AMC Networks, Inc., Class A *	13,071	765,699
ANGI Homeservices, Inc., Class A *	14,595	279,348
Boston Omaha Corp., Class A *(a)	2,600	71,968

44
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Cable One, Inc.	1,525	1,366,003
Cardlytics, Inc. *	2,700	57,132
Care.com, Inc. *	8,500	149,600
Cargurus, Inc. *	9,842	437,182
Cars.com, Inc. *	19,198	501,260
CBS Corp., Class A	2,103	121,091
CBS Corp., Class B - Non Voting Shares	101,814	5,839,033
Central European Media Enterprises Ltd., Class A *	25,183	85,119
Charter Communications, Inc., Class A *	53,929	17,277,234
Cinemark Holdings, Inc.	34,309	1,426,225
Clear Channel Outdoor Holdings, Inc., Class A	10,300	59,946
Comcast Corp., Class A	1,385,784	52,853,802
comScore, Inc. *	14,000	223,300
Daily Journal Corp. *	588	139,380
Discovery, Inc., Class A *	50,061	1,621,476
Discovery, Inc., Class C *	106,969	3,135,261
DISH Network Corp., Class A *	69,160	2,125,978
Electronic Arts, Inc. *	92,695	8,433,391
Emerald Expositions Events, Inc.	7,000	102,340
Entercom Communications Corp., Class A	36,599	237,528
Entravision Communications Corp., Class A	18,356	90,679
Facebook, Inc., Class A *	730,552	110,890,488
Gannett Co., Inc.	39,315	381,355
GCI Liberty, Inc., Class A *	29,499	1,396,188
Glu Mobile, Inc. *	32,800	231,240
Gray Television, Inc. *	26,260	454,561
Hemisphere Media Group, Inc. *	11,310	152,346
IAC/InterActiveCorp *	23,316	4,583,692
John Wiley & Sons, Inc., Class A	13,340	723,562
Lee Enterprises, Inc. *	15,450	41,251
Liberty Broadband Corp., Class A *	8,951	741,053
Liberty Broadband Corp., Class C *	45,632	3,784,262
Liberty Global plc, Class A *	65,195	1,670,948
Liberty Global plc, Class C *	182,046	4,558,432
Liberty Latin America Ltd., Class A *	13,577	244,114
Liberty Latin America Ltd., Class C *	32,154	579,094
Liberty Media Corp. - Liberty Braves, Class A *	5,853	151,007
Liberty Media Corp. - Liberty Braves, Class C *	13,398	347,008
Liberty Media Corp. - Liberty Formula One, Class A *	8,419	266,798
Liberty Media Corp. - Liberty Formula One, Class C *	60,514	2,001,803
Liberty Media Corp. - Liberty SiriusXM, Class A *	25,395	1,047,290
Liberty Media Corp. - Liberty SiriusXM, Class C *	49,097	2,026,233
Liberty TripAdvisor Holdings, Inc., Class A *	20,323	293,058
Lions Gate Entertainment Corp., Class A	17,000	325,720
Lions Gate Entertainment Corp., Class B	31,332	557,396
Live Nation Entertainment, Inc. *	41,377	2,164,017
Loral Space & Communications, Inc. *	3,815	170,378
Match Group, Inc. *	15,472	800,212
Meredith Corp.	13,718	707,300
MSG Networks, Inc., Class A *	18,579	474,693
National CineMedia, Inc.	18,547	165,996
Netflix, Inc. *	131,986	39,830,735
New Media Investment Group, Inc.	19,939	280,143
News Corp., Class A	121,207	1,598,720
News Corp., Class B	43,586	581,437
Nexstar Media Group, Inc., Class A	13,298	995,887
Omnicom Group, Inc.	67,829	5,041,051
Security	Number of Shares	Value ($)
Pandora Media, Inc. *	79,500	675,750
QuinStreet, Inc. *	10,517	167,220
Reading International, Inc., Class A *	4,446	64,556
Rosetta Stone, Inc. *	10,520	218,711
Saga Communications, Inc., Class A	1,496	52,420
Scholastic Corp.	8,161	354,024
Sinclair Broadcast Group, Inc., Class A	23,482	672,524
Sirius XM Holdings, Inc. (a)	387,713	2,334,032
Snap, Inc., Class A *(a)	203,472	1,344,950
Take-Two Interactive Software, Inc. *	34,476	4,442,922
TechTarget, Inc. *	5,500	111,760
TEGNA, Inc.	64,135	740,118
The E.W. Scripps Co., Class A	22,674	381,377
The Interpublic Group of Cos., Inc.	114,279	2,646,702
The Madison Square Garden Co., Class A *	5,129	1,418,784
The Marcus Corp.	6,272	244,733
The Meet Group, Inc. *	20,844	91,922
The New York Times Co., Class A	41,772	1,102,781
The Walt Disney Co.	449,764	51,646,400
Tribune Media Co., Class A	23,600	897,036
Tribune Publishing Co. *	7,731	116,661
TripAdvisor, Inc. *	31,398	1,637,092
TrueCar, Inc. *	24,896	283,316
Twenty-First Century Fox, Inc., Class A	317,390	14,447,593
Twenty-First Century Fox, Inc., Class B	148,969	6,730,419
Twitter, Inc. *	218,389	7,589,018
Viacom, Inc., Class A	2,300	81,351
Viacom, Inc., Class B	108,150	3,458,637
WideOpenWest, Inc. *	8,000	77,920
World Wrestling Entertainment, Inc., Class A	12,962	940,912
XO Group, Inc. *	8,056	278,818
Yelp, Inc. *	22,959	983,104
Zillow Group, Inc., Class A *	13,869	559,892
Zillow Group, Inc., Class C *	35,104	1,413,287
Zynga, Inc., Class A *	231,458	842,507
		612,561,190

Pharmaceuticals, Biotechnology & Life Sciences 8.0%
AbbVie, Inc.	459,645	35,783,363
Abeona Therapeutics, Inc. *	8,452	72,687
ACADIA Pharmaceuticals, Inc. *	31,120	606,218
Accelerate Diagnostics, Inc. *(a)	10,300	153,882
Acceleron Pharma, Inc. *	12,467	632,950
AcelRx Pharmaceuticals, Inc. *(a)	14,700	60,858
Acer Therapeutics, Inc. *	1,495	33,757
Achillion Pharmaceuticals, Inc. *	42,273	120,901
Aclaris Therapeutics, Inc. *	17,276	205,412
Acorda Therapeutics, Inc. *	15,538	296,931
Adamas Pharmaceuticals, Inc. *	7,885	130,497
ADMA Biologics, Inc. *	8,300	44,571
Aduro Biotech, Inc. *	14,579	61,815
Adverum Biotechnologies, Inc. *	12,177	51,143
Aerie Pharmaceuticals, Inc. *	11,893	632,470
Agenus, Inc. *	21,970	34,932
Agilent Technologies, Inc.	97,151	6,294,413
Agios Pharmaceuticals, Inc. *	15,576	982,223
Aimmune Therapeutics, Inc. *	12,240	325,339
Akcea Therapeutics, Inc. *(a)	4,993	111,444
Akebia Therapeutics, Inc. *	13,440	100,666
Akorn, Inc. *	31,657	211,152
Albireo Pharma, Inc. *	2,099	56,064
Alder Biopharmaceuticals, Inc. *	20,044	254,559
Aldeyra Therapeutics, Inc. *	5,100	54,927
Alexion Pharmaceuticals, Inc. *	67,689	7,585,906
Alkermes plc *	49,078	2,003,855

45
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Allakos, Inc. *	2,100	101,535
Allergan plc	96,695	15,278,777
Alnylam Pharmaceuticals, Inc. *	26,673	2,145,309
AMAG Pharmaceuticals, Inc. *	14,051	302,097
Amgen, Inc.	196,529	37,888,826
Amicus Therapeutics, Inc. *	54,931	614,129
Amneal Pharmaceuticals, Inc. *	22,808	420,808
Amphastar Pharmaceuticals, Inc. *	10,000	179,500
AnaptysBio, Inc. *	7,720	576,838
ANI Pharmaceuticals, Inc. *	2,423	117,588
Apellis Pharmaceuticals, Inc. *	13,300	186,067
Aptinyx, Inc. *	1,900	49,476
Aratana Therapeutics, Inc. *	10,100	59,994
Ardelyx, Inc. *	12,366	34,007
Arena Pharmaceuticals, Inc. *	14,694	523,988
ArQule, Inc. *	34,889	135,020
Array BioPharma, Inc. *	69,670	1,128,654
Arrowhead Pharmaceuticals, Inc. *	27,600	351,072
Assembly Biosciences, Inc. *	7,557	172,904
Assertio Therapeutics, Inc. *	18,832	91,429
Atara Biotherapeutics, Inc. *	13,618	465,327
Athenex, Inc. *	15,009	181,159
Athersys, Inc. *	39,400	73,678
Audentes Therapeutics, Inc. *	9,960	280,872
AVEO Pharmaceuticals, Inc. *(a)	28,629	70,141
Avid Bioservices, Inc. *	15,000	78,600
Avrobio, Inc. *	1,700	51,102
Bellicum Pharmaceuticals, Inc. *	18,491	75,258
Bio-Rad Laboratories, Inc., Class A *	6,345	1,731,233
Bio-Techne Corp.	11,787	1,976,916
BioCryst Pharmaceuticals, Inc. *	38,239	279,909
BioDelivery Sciences International, Inc. *	16,652	61,779
Biogen, Inc. *	61,122	18,597,591
Biohaven Pharmaceutical Holding Co., Ltd. *	8,384	302,243
BioMarin Pharmaceutical, Inc. *	54,351	5,009,532
BioSpecifics Technologies Corp. *	1,514	92,763
BioTime, Inc. *(a)	30,056	58,609
Bluebird Bio, Inc. *	16,268	1,865,940
Blueprint Medicines Corp. *	12,988	789,281
Bristol-Myers Squibb Co.	494,274	24,980,608
Bruker Corp.	32,654	1,023,050
Calithera Biosciences, Inc. *	9,145	43,164
Calyxt, Inc. *	2,501	30,112
Cambrex Corp. *	9,705	517,179
Cara Therapeutics, Inc. *	9,818	183,989
CareDx, Inc. *	10,800	281,988
CASI Pharmaceuticals, Inc. *	15,061	49,400
Catalent, Inc. *	43,774	1,765,843
Catalyst Pharmaceuticals, Inc. *	28,204	84,048
Celcuity, Inc. *	2,500	70,125
Celgene Corp. *	212,138	15,189,081
Cellular Biomedicine Group, Inc. *	2,900	36,888
Charles River Laboratories International, Inc. *	15,116	1,841,431
ChemoCentryx, Inc. *	6,077	65,753
Chimerix, Inc. *	15,000	52,350
Clearside Biomedical, Inc. *	8,122	44,021
Clovis Oncology, Inc. *	16,351	190,162
Codexis, Inc. *	17,581	273,736
Coherus Biosciences, Inc. *	17,100	199,899
Collegium Pharmaceutical, Inc. *	8,383	134,547
Concert Pharmaceuticals, Inc. *	4,499	67,125
Corbus Pharmaceuticals Holdings, Inc. *(a)	26,373	175,644
Corcept Therapeutics, Inc. *	30,000	352,500
Corium International, Inc. *	8,309	105,109
CorMedix, Inc. *	29,600	31,968
Security	Number of Shares	Value ($)
Crinetics Pharmaceuticals, Inc. *(a)	1,700	42,347
Cymabay Therapeutics, Inc. *	20,365	214,851
Cytokinetics, Inc. *	15,082	100,899
CytomX Therapeutics, Inc. *	15,748	224,566
Deciphera Pharmaceuticals, Inc. *	5,000	100,950
Denali Therapeutics, Inc. *(a)	19,735	285,565
Dermira, Inc. *	9,561	119,991
Dicerna Pharmaceuticals, Inc. *	12,000	157,920
Dova Pharmaceuticals, Inc. *(a)	3,704	68,746
Durect Corp. *	41,585	41,585
Dynavax Technologies Corp. *	18,807	186,001
Eagle Pharmaceuticals, Inc. *	3,541	174,359
Editas Medicine, Inc. *	12,965	328,403
Eli Lilly & Co.	290,157	31,464,625
Eloxx Pharmaceuticals, Inc. *	6,055	72,842
Emergent BioSolutions, Inc. *	13,059	799,080
Enanta Pharmaceuticals, Inc. *	4,706	363,115
Endo International plc *	64,200	1,087,548
Endocyte, Inc. *	22,642	535,483
Enzo Biochem, Inc. *	13,471	44,724
Epizyme, Inc. *	18,724	150,728
Esperion Therapeutics, Inc. *	8,439	383,384
Evolus, Inc. *	2,700	40,014
Exact Sciences Corp. *	36,694	2,607,109
Exelixis, Inc. *	88,611	1,229,035
EyePoint Pharmaceuticals, Inc. *	14,600	31,244
Fate Therapeutics, Inc. *	21,600	269,136
FibroGen, Inc. *	23,092	989,954
Five Prime Therapeutics, Inc. *	14,036	170,397
Flexion Therapeutics, Inc. *	11,400	154,356
Fluidigm Corp. *	11,100	79,920
G1 Therapeutics, Inc. *	7,400	296,074
Galectin Therapeutics, Inc. *(a)	8,013	34,536
Genomic Health, Inc. *	6,761	484,831
Geron Corp. *(a)	62,177	95,131
Gilead Sciences, Inc.	393,881	26,854,807
Global Blood Therapeutics, Inc. *	16,531	580,073
GlycoMimetics, Inc. *	11,422	143,689
GTx, Inc. *	3,100	4,929
Halozyme Therapeutics, Inc. *	41,295	641,311
Harvard Bioscience, Inc. *	19,392	76,792
Heron Therapeutics, Inc. *	21,651	601,032
Homology Medicines, Inc. *	2,700	50,814
Horizon Pharma plc *	51,166	931,733
Idera Pharmaceuticals, Inc. *	6,495	43,322
Illumina, Inc. *	44,364	13,803,859
ImmunoGen, Inc. *	46,115	250,404
Immunomedics, Inc. *	49,960	1,125,599
Incyte Corp. *	52,838	3,424,959
InflaRx N.V. *	3,600	115,920
Innoviva, Inc. *	21,393	298,646
Inovio Pharmaceuticals, Inc. *	24,594	121,248
Insmed, Inc. *	22,336	326,106
Insys Therapeutics, Inc. *(a)	7,600	64,828
Intellia Therapeutics, Inc. *	9,131	155,044
Intercept Pharmaceuticals, Inc. *	6,774	650,372
Intersect ENT, Inc. *	10,273	288,260
Intra-Cellular Therapies, Inc. *	15,000	254,700
Intrexon Corp. *	19,807	228,969
Invitae Corp. *	22,743	322,723
Ionis Pharmaceuticals, Inc. *	41,369	2,049,834
Iovance Biotherapeutics, Inc. *	41,432	376,203
IQVIA Holdings, Inc. *	48,885	6,009,433
Ironwood Pharmaceuticals, Inc. *	41,183	539,497
Jazz Pharmaceuticals plc *	18,389	2,920,541
Johnson & Johnson	812,739	113,775,333
Kadmon Holdings, Inc. *	44,130	104,588
Kala Pharmaceuticals, Inc. *	6,000	43,500

46
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
KalVista Pharmaceuticals, Inc. *	3,000	56,700
Karyopharm Therapeutics, Inc. *	22,733	239,606
Keryx Biopharmaceuticals, Inc. *	40,932	113,791
Kindred Biosciences, Inc. *	7,379	107,291
Kiniksa Pharmaceuticals Ltd., Class A *	2,600	49,504
Kura Oncology, Inc. *	10,835	117,776
La Jolla Pharmaceutical Co. *(a)	8,067	131,492
Lannett Co., Inc. *(a)	8,800	32,208
Lexicon Pharmaceuticals, Inc. *	18,214	142,616
Ligand Pharmaceuticals, Inc. *	6,860	1,130,597
Loxo Oncology, Inc. *	8,372	1,278,070
Luminex Corp.	12,900	371,133
MacroGenics, Inc. *	13,343	219,626
Madrigal Pharmaceuticals, Inc. *	2,520	480,967
Mallinckrodt plc *	25,602	641,586
MannKind Corp. *(a)	36,235	66,310
Marinus Pharmaceuticals, Inc. *	9,600	44,928
MediciNova, Inc. *(a)	10,435	101,846
Medpace Holdings, Inc. *	8,500	442,850
Melinta Therapeutics, Inc. *	11,816	31,076
Merck & Co., Inc.	805,842	59,318,030
Mersana Therapeutics, Inc. *	3,600	22,500
Mettler-Toledo International, Inc. *	7,611	4,161,847
MiMedx Group, Inc. *(a)	26,820	156,092
Minerva Neurosciences, Inc. *	8,467	92,883
Mirati Therapeutics, Inc. *	9,557	357,145
Momenta Pharmaceuticals, Inc. *	24,855	310,936
Mylan N.V. *	157,726	4,928,937
MyoKardia, Inc. *	9,949	526,700
Myriad Genetics, Inc. *	21,964	989,039
NanoString Technologies, Inc. *	7,153	110,228
Natera, Inc. *	11,323	248,653
Nektar Therapeutics *	51,372	1,987,069
NeoGenomics, Inc. *	24,585	453,347
Neurocrine Biosciences, Inc. *	27,155	2,909,658
Novavax, Inc. *	145,049	255,286
Ocular Therapeutix, Inc. *	8,789	43,593
Odonate Therapeutics, Inc. *	3,000	43,500
Omeros Corp. *(a)	14,156	216,162
OPKO Health, Inc. *(a)	102,014	344,807
Optinose, Inc. *	3,900	41,262
Organovo Holdings, Inc. *	33,744	34,081
Osiris Therapeutics, Inc. *	7,000	68,460
Pacific Biosciences of California, Inc. *	47,700	212,265
Pacira Pharmaceuticals, Inc. *	13,130	641,926
Palatin Technologies, Inc. *	56,900	51,199
Paratek Pharmaceuticals, Inc. *(a)	6,458	48,112
PDL BioPharma, Inc. *	77,011	191,757
PerkinElmer, Inc.	33,812	2,924,062
Perrigo Co., plc	37,373	2,627,322
Pfenex, Inc. *	8,600	34,142
Pfizer, Inc.	1,773,807	76,380,129
Phibro Animal Health Corp., Class A	6,184	265,417
PolarityTE, Inc. *(a)	4,800	73,152
Portola Pharmaceuticals, Inc. *	19,694	387,775
PRA Health Sciences, Inc. *	17,085	1,655,024
Prestige Consumer Healthcare, Inc. *	16,455	595,013
Progenics Pharmaceuticals, Inc. *	22,368	112,064
Proteostasis Therapeutics, Inc. *	7,700	47,817
Prothena Corp. plc *	10,508	130,299
PTC Therapeutics, Inc. *	13,895	535,235
Puma Biotechnology, Inc. *	9,637	357,051
Quanterix Corp. *	2,695	47,189
Ra Pharmaceuticals, Inc. *	5,300	75,896
Radius Health, Inc. *	14,153	224,042
Reata Pharmaceuticals, Inc., Class A *	5,354	315,511
Regeneron Pharmaceuticals, Inc. *	23,576	7,997,922
REGENXBIO, Inc. *	9,180	612,031
Security	Number of Shares	Value ($)
Repligen Corp. *	13,319	722,156
Retrophin, Inc. *	12,048	309,152
Revance Therapeutics, Inc. *	9,440	205,509
Rhythm Pharmaceuticals, Inc. *	7,427	208,030
Rigel Pharmaceuticals, Inc. *	48,200	138,334
Rocket Pharmaceuticals, Inc. *	6,899	109,280
Rubius Therapeutics, Inc. *	3,100	50,933
Sage Therapeutics, Inc. *	14,820	1,907,038
Sangamo Therapeutics, Inc. *	32,121	406,973
Sarepta Therapeutics, Inc. *	19,152	2,561,772
Savara, Inc. *	7,058	63,522
Scholar Rock Holding Corp. *	1,652	38,805
Seattle Genetics, Inc. *	33,414	1,875,528
Selecta Biosciences, Inc. *	4,100	21,074
Seres Therapeutics, Inc. *	8,036	55,207
Sienna Biopharmaceuticals, Inc. *	5,000	46,150
SIGA Technologies, Inc. *	12,274	59,283
Solid Biosciences, Inc. *	4,300	137,600
Sorrento Therapeutics, Inc. *(a)	30,339	96,781
Spark Therapeutics, Inc. *	9,444	424,886
Spectrum Pharmaceuticals, Inc. *	35,369	420,891
Spring Bank Pharmaceuticals, Inc. *	3,900	39,195
Stemline Therapeutics, Inc. *	9,825	147,179
Supernus Pharmaceuticals, Inc. *	16,821	800,007
Syneos Health, Inc. *	18,611	849,220
Synergy Pharmaceuticals, Inc. *(a)	70,870	29,532
Synlogic, Inc. *	4,700	37,177
Syros Pharmaceuticals, Inc. *	5,676	37,348
T2 Biosystems, Inc. *	9,688	50,862
Teligent, Inc. *(a)	12,899	41,406
TESARO, Inc. *	13,296	383,988
Tetraphase Pharmaceuticals, Inc. *	15,558	31,894
TG Therapeutics, Inc. *	20,100	91,455
The Medicines Co. *	19,822	461,060
TherapeuticsMD, Inc. *	66,164	323,542
Theravance Biopharma, Inc. *	13,214	320,704
Thermo Fisher Scientific, Inc.	121,771	28,451,794
Tocagen, Inc. *	5,300	55,438
Tricida, Inc. *	4,700	126,900
Ultragenyx Pharmaceutical, Inc. *	14,142	685,180
United Therapeutics Corp. *	12,938	1,434,307
Vanda Pharmaceuticals, Inc. *	18,529	351,495
Veracyte, Inc. *	9,000	133,650
Verastem, Inc. *	25,230	127,916
Vericel Corp. *	16,052	178,980
Vertex Pharmaceuticals, Inc. *	77,886	13,198,562
Viking Therapeutics, Inc. *	13,300	180,880
Voyager Therapeutics, Inc. *	5,214	70,754
Waters Corp. *	23,123	4,386,202
WaVe Life Sciences Ltd. *	5,086	237,465
Xencor, Inc. *	14,064	460,174
Xeris Pharmaceuticals, Inc. *	1,981	43,424
Zafgen, Inc. *	10,000	97,100
ZIOPHARM Oncology, Inc. *(a)	53,154	105,245
Zoetis, Inc.	146,089	13,169,923
Zogenix, Inc. *	13,013	543,423
		675,205,948

Real Estate 3.7%
Acadia Realty Trust	23,300	648,672
Agree Realty Corp.	9,120	522,302
Alexander & Baldwin, Inc.	18,788	367,118
Alexander's, Inc.	1,396	439,754
Alexandria Real Estate Equities, Inc.	31,761	3,882,147
Altisource Portfolio Solutions S.A. *(a)	3,227	81,417
American Assets Trust, Inc.	12,467	478,234
American Campus Communities, Inc.	40,300	1,592,253

47
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
American Finance Trust, Inc.	16,100	215,257
American Homes 4 Rent, Class A	73,536	1,549,404
American Tower Corp.	133,823	20,850,962
Americold Realty Trust	18,605	460,474
Apartment Investment & Management Co., Class A	46,504	2,001,532
Apple Hospitality REIT, Inc.	64,311	1,039,909
Armada Hoffler Properties, Inc.	12,316	184,494
Ashford Hospitality Trust, Inc.	26,337	135,636
AvalonBay Communities, Inc.	42,263	7,412,085
Bluerock Residential Growth REIT, Inc.	7,000	66,290
Boston Properties, Inc.	46,632	5,631,280
Braemar Hotels & Resorts, Inc.	9,906	105,400
Brandywine Realty Trust	52,990	745,039
Brixmor Property Group, Inc.	94,079	1,524,080
Camden Property Trust	27,600	2,491,452
CareTrust REIT, Inc.	25,181	444,696
CatchMark Timber Trust, Inc., Class A	13,467	119,183
CBL & Associates Properties, Inc.	58,797	194,030
CBRE Group, Inc., Class A *	93,758	3,777,510
Cedar Realty Trust, Inc.	47,813	180,255
Chatham Lodging Trust	14,496	282,672
Chesapeake Lodging Trust	18,078	531,312
CIM Commercial Trust Corp.	4,212	72,868
City Office REIT, Inc.	14,341	158,038
Clipper Realty, Inc.	4,400	59,136
Colony Capital, Inc.	149,352	876,696
Columbia Property Trust, Inc.	32,857	737,640
Community Healthcare Trust, Inc.	5,328	158,348
Consolidated-Tomoka Land Co.	2,000	115,840
CoreCivic, Inc.	34,616	777,475
CorEnergy Infrastructure Trust, Inc.	3,577	129,237
CorePoint Lodging, Inc.	10,845	177,533
CoreSite Realty Corp.	10,911	1,024,106
Corporate Office Properties Trust	33,772	872,668
Cousins Properties, Inc.	137,143	1,139,658
Crown Castle International Corp.	125,746	13,673,620
CubeSmart	55,291	1,602,333
CyrusOne, Inc.	31,726	1,688,775
DiamondRock Hospitality Co.	65,967	689,355
Digital Realty Trust, Inc.	62,343	6,437,538
Douglas Emmett, Inc.	48,015	1,737,663
Duke Realty Corp.	107,356	2,959,805
Easterly Government Properties, Inc.	15,310	278,183
EastGroup Properties, Inc.	11,067	1,060,108
Empire State Realty Trust, Inc., Class A	44,686	708,720
EPR Properties	22,282	1,531,665
Equinix, Inc.	24,085	9,121,953
Equity Commonwealth	35,010	1,042,598
Equity LifeStyle Properties, Inc.	26,634	2,521,973
Equity Residential	112,134	7,284,225
Essential Properties Realty Trust, Inc.	9,100	123,760
Essex Property Trust, Inc.	20,333	5,099,110
eXp World Holdings, Inc. *(a)	10,600	110,240
Extra Space Storage, Inc.	37,978	3,420,299
Farmland Partners, Inc. (a)	11,264	77,158
Federal Realty Investment Trust	21,882	2,714,462
First Industrial Realty Trust, Inc.	37,440	1,149,408
Forest City Realty Trust, Inc., Class A	79,247	1,993,855
Forestar Group, Inc. *	2,213	39,834
Four Corners Property Trust, Inc.	19,682	513,307
Franklin Street Properties Corp.	44,230	307,841
Front Yard Residential Corp.	16,297	151,073
FRP Holdings, Inc. *	2,400	116,328
Gaming & Leisure Properties, Inc.	59,942	2,019,446
Getty Realty Corp.	10,767	288,879
Gladstone Commercial Corp.	10,000	189,900
Gladstone Land Corp.	4,200	52,542
Security	Number of Shares	Value ($)
Global Medical REIT, Inc.	6,100	55,876
Global Net Lease, Inc.	25,740	521,235
Government Properties Income Trust (a)	32,152	283,902
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	19,120	396,740
HCP, Inc.	142,438	3,924,167
Healthcare Realty Trust, Inc.	37,231	1,037,256
Healthcare Trust of America, Inc., Class A	63,847	1,676,622
Hersha Hospitality Trust	10,000	175,600
HFF, Inc., Class A	12,184	447,762
Highwoods Properties, Inc.	30,966	1,320,390
Hospitality Properties Trust	49,894	1,278,284
Host Hotels & Resorts, Inc.	226,840	4,334,912
Hudson Pacific Properties, Inc.	46,600	1,411,980
Independence Realty Trust, Inc.	28,267	280,126
Industrial Logistics Properties Trust (a)	6,140	132,563
InfraREIT, Inc.	14,958	314,417
Innovative Industrial Properties, Inc.	3,735	153,098
Investors Real Estate Trust	37,463	203,424
Invitation Homes, Inc.	89,358	1,955,153
Iron Mountain, Inc.	87,813	2,687,956
iStar, Inc.	19,869	208,625
JBG SMITH Properties	32,193	1,206,594
Jernigan Capital, Inc.	3,937	77,047
Jones Lang LaSalle, Inc.	13,375	1,768,978
Kennedy-Wilson Holdings, Inc.	36,365	690,208
Kilroy Realty Corp.	30,100	2,073,288
Kimco Realty Corp.	129,976	2,091,314
Kite Realty Group Trust	30,883	489,187
Lamar Advertising Co., Class A	25,440	1,865,261
LaSalle Hotel Properties	31,416	1,037,042
Lexington Realty Trust	67,448	524,071
Liberty Property Trust	43,915	1,838,721
Life Storage, Inc.	13,940	1,312,590
LTC Properties, Inc.	12,155	519,869
Mack-Cali Realty Corp.	28,080	570,024
Marcus & Millichap, Inc. *	8,470	294,078
Maui Land & Pineapple Co., Inc. *	3,129	35,264
MedEquities Realty Trust, Inc.	9,955	82,328
Medical Properties Trust, Inc.	108,526	1,612,696
Mid-America Apartment Communities, Inc.	34,106	3,332,497
Monmouth Real Estate Investment Corp.	25,066	374,987
National Health Investors, Inc.	12,560	922,658
National Retail Properties, Inc.	48,117	2,249,470
National Storage Affiliates Trust	16,811	447,677
New Century Financial Corp. *(c)	3,600	—
New Senior Investment Group, Inc.	31,775	181,753
Newmark Group, Inc., Class A	6,400	62,336
NexPoint Residential Trust, Inc.	6,034	215,052
NorthStar Realty Europe Corp.	15,816	212,251
Omega Healthcare Investors, Inc.	59,589	1,987,293
One Liberty Properties, Inc.	6,071	157,421
Outfront Media, Inc.	41,403	733,661
Paramount Group, Inc.	57,038	815,073
Park Hotels & Resorts, Inc.	60,535	1,759,752
Pebblebrook Hotel Trust	19,844	668,941
Pennsylvania Real Estate Investment Trust	18,917	169,307
Physicians Realty Trust	57,100	946,718
Piedmont Office Realty Trust, Inc., Class A	41,069	740,063
PotlatchDeltic Corp.	19,658	712,603
Preferred Apartment Communities, Inc., Class A	15,145	255,193
Prologis, Inc.	190,891	12,306,743
PS Business Parks, Inc.	6,633	866,270
Public Storage	45,426	9,333,680
QTS Realty Trust, Inc., Class A	15,589	597,370
Ramco-Gershenson Properties Trust	22,500	298,800

48
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Rayonier, Inc.	39,768	1,200,994
RE/MAX Holdings, Inc., Class A	6,136	229,425
Realogy Holdings Corp. (a)	39,454	752,388
Realty Income Corp.	86,993	5,243,068
Redfin Corp. *(a)	19,820	306,219
Regency Centers Corp.	50,884	3,224,010
Retail Opportunity Investments Corp.	38,973	685,535
Retail Properties of America, Inc., Class A	66,408	814,826
Retail Value, Inc. *	4,625	129,546
Rexford Industrial Realty, Inc.	29,098	921,534
RLJ Lodging Trust	54,567	1,060,782
Ryman Hospitality Properties, Inc.	15,518	1,204,042
Sabra Health Care REIT, Inc.	53,191	1,151,585
Safety Income & Growth, Inc.	2,548	45,813
Saul Centers, Inc.	4,700	224,472
SBA Communications Corp. *	34,734	5,632,813
Select Income REIT	26,950	509,625
Senior Housing Properties Trust	72,748	1,169,060
Seritage Growth Properties, Class A (a)	8,831	335,755
Simon Property Group, Inc.	93,949	17,241,520
SITE Centers Corp.	46,256	574,962
SL Green Realty Corp.	26,111	2,382,890
Spirit MTA REIT	14,101	151,022
Spirit Realty Capital, Inc.	127,471	996,823
STAG Industrial, Inc.	28,487	753,766
STORE Capital Corp.	55,624	1,614,765
Stratus Properties, Inc. *	4,296	123,940
Summit Hotel Properties, Inc.	33,392	384,676
Sun Communities, Inc.	25,869	2,599,058
Sunstone Hotel Investors, Inc.	69,249	1,002,033
Tanger Factory Outlet Centers, Inc.	28,674	638,283
Taubman Centers, Inc.	18,717	1,029,622
Tejon Ranch Co. *	6,903	131,157
Terreno Realty Corp.	17,403	651,394
The GEO Group, Inc.	36,192	800,205
The Howard Hughes Corp. *	11,600	1,293,632
The Macerich Co.	31,566	1,629,437
The RMR Group, Inc., Class A	1,889	143,337
The St. Joe Co. *	18,800	285,572
Tier REIT, Inc.	13,943	302,145
UDR, Inc.	80,012	3,135,670
UMH Properties, Inc.	10,800	154,764
Uniti Group, Inc.	52,251	1,000,084
Universal Health Realty Income Trust	4,004	256,656
Urban Edge Properties	33,842	693,423
Urstadt Biddle Properties, Inc., Class A	9,781	194,740
Ventas, Inc.	108,141	6,276,504
VEREIT, Inc.	298,349	2,186,898
VICI Properties, Inc.	20,000	431,800
Vornado Realty Trust	52,352	3,564,124
Washington Prime Group, Inc.	59,455	380,512
Washington Real Estate Investment Trust	23,930	666,929
Weingarten Realty Investors	38,578	1,084,813
Welltower, Inc.	113,512	7,499,738
Weyerhaeuser Co.	231,898	6,175,444
Whitestone REIT	10,368	139,553
WP Carey, Inc.	31,914	2,106,643
Xenia Hotels & Resorts, Inc.	34,928	717,770
		312,434,061

Retailing 5.8%
1-800-FLOWERS.COM, Inc., Class A *	7,004	73,192
Aaron's, Inc.	20,363	959,708
Abercrombie & Fitch Co., Class A	20,814	410,036
Advance Auto Parts, Inc.	22,876	3,654,670
Amazon.com, Inc. *	124,027	198,196,386
America's Car-Mart, Inc. *	2,070	155,043
Security	Number of Shares	Value ($)
American Eagle Outfitters, Inc.	50,369	1,161,509
Asbury Automotive Group, Inc. *	5,904	384,350
Ascena Retail Group, Inc. *	50,000	192,500
At Home Group, Inc. *	9,100	248,794
AutoNation, Inc. *	17,377	703,421
AutoZone, Inc. *	7,987	5,858,225
Barnes & Noble Education, Inc. *	11,182	63,849
Barnes & Noble, Inc.	16,068	101,710
Bed Bath & Beyond, Inc.	44,734	614,645
Best Buy Co., Inc.	73,776	5,176,124
Big Lots, Inc.	12,600	523,152
Booking Holdings, Inc. *	14,337	26,875,853
Boot Barn Holdings, Inc. *	8,400	207,312
Burlington Stores, Inc. *	20,270	3,476,102
Caleres, Inc.	13,090	447,678
Camping World Holdings, Inc., Class A (a)	12,348	211,768
CarMax, Inc. *	54,692	3,714,134
Carvana Co. *	9,838	381,223
Chico's FAS, Inc.	43,544	333,982
Citi Trends, Inc.	3,906	98,939
Conn's, Inc. *	7,143	198,433
Core-Mark Holding Co., Inc.	15,301	587,711
Dick's Sporting Goods, Inc.	23,982	848,243
Dillard's, Inc., Class A (a)	6,379	449,209
Dollar General Corp.	80,059	8,916,971
Dollar Tree, Inc. *	72,246	6,090,338
DSW, Inc., Class A	21,162	561,851
Duluth Holdings, Inc., Class B *	2,900	89,117
eBay, Inc. *	283,457	8,228,757
Etsy, Inc. *	35,757	1,520,388
Expedia Group, Inc.	36,510	4,579,449
Express, Inc. *	20,816	183,389
Five Below, Inc. *	17,005	1,935,509
Floor & Decor Holdings, Inc., Class A *	17,107	437,597
Foot Locker, Inc.	34,591	1,630,620
Francesca's Holdings Corp. *	9,978	30,333
Funko, Inc., Class A *	2,900	54,665
Gaia, Inc. *	3,400	49,674
GameStop Corp., Class A	31,567	460,878
Genesco, Inc. *	5,469	234,019
Genuine Parts Co.	44,190	4,327,085
GNC Holdings, Inc., Class A *	19,716	72,555
Group 1 Automotive, Inc.	7,222	416,998
Groupon, Inc. *	121,403	396,988
GrubHub, Inc. *	27,881	2,585,684
Guess?, Inc.	16,800	356,832
Haverty Furniture Cos., Inc.	5,712	115,839
Hibbett Sports, Inc. *	5,715	99,841
J.C. Penney Co., Inc. *(a)	104,289	153,305
Kirkland's, Inc. *	5,229	52,865
Kohl's Corp.	51,196	3,877,073
L Brands, Inc.	71,432	2,315,825
Lands' End, Inc. *	5,100	83,181
Leaf Group Ltd. *	5,920	51,800
Liberty Expedia Holdings, Inc., Class A *	16,707	725,418
Liquidity Services, Inc. *	7,644	45,405
Lithia Motors, Inc., Class A	8,149	725,913
LKQ Corp. *	94,217	2,569,298
Lowe's Cos., Inc.	245,567	23,382,890
Lumber Liquidators Holdings, Inc. *	7,601	90,908
Macy's, Inc.	91,500	3,137,535
MarineMax, Inc. *	6,661	151,604
Monro, Inc.	10,101	751,514
Murphy USA, Inc. *	9,482	764,534
National Vision Holdings, Inc. *	14,179	587,436
Nordstrom, Inc.	34,883	2,294,255
Nutrisystem, Inc.	8,776	312,075
O'Reilly Automotive, Inc. *	24,202	7,762,792

49
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Office Depot, Inc.	162,879	416,970
Ollie's Bargain Outlet Holdings, Inc. *	16,361	1,519,937
Overstock.com, Inc. *(a)	6,591	132,611
Party City Holdco, Inc. *	16,146	169,049
Penske Automotive Group, Inc.	10,386	460,931
PetMed Express, Inc.	5,544	154,899
Pool Corp.	12,516	1,824,207
Quotient Technology, Inc. *	29,476	379,356
Qurate Retail, Inc. *	137,925	3,026,075
Rent-A-Center, Inc. *	14,742	210,074
RH *(a)	5,698	659,316
Ross Stores, Inc.	114,318	11,317,482
Sally Beauty Holdings, Inc. *	38,688	689,033
Shoe Carnival, Inc.	3,214	130,906
Shutterfly, Inc. *	9,939	496,950
Shutterstock, Inc.	5,148	210,450
Signet Jewelers Ltd.	15,365	861,208
Sleep Number Corp. *	10,441	379,739
Sonic Automotive, Inc., Class A	7,037	127,510
Sportsman's Warehouse Holdings, Inc. *	10,300	51,809
Stamps.com, Inc. *	5,076	1,026,215
Stitch Fix, Inc., Class A *(a)	7,900	208,244
Tailored Brands, Inc.	15,557	326,853
Target Corp.	159,527	13,341,243
The Buckle, Inc. (a)	7,969	162,568
The Cato Corp., Class A	7,100	136,888
The Children's Place, Inc.	4,850	724,590
The Container Store Group, Inc. *	4,504	26,619
The Gap, Inc.	68,721	1,876,083
The Home Depot, Inc.	346,139	60,878,927
The Michaels Cos., Inc. *	28,615	453,548
The TJX Cos., Inc.	189,662	20,840,061
Tiffany & Co.	33,138	3,688,259
Tile Shop Holdings, Inc.	13,900	90,350
Tilly's, Inc., Class A	8,425	149,460
Tractor Supply Co.	36,574	3,360,785
Ulta Salon, Cosmetics & Fragrance, Inc. *	17,263	4,739,039
Urban Outfitters, Inc. *	23,531	928,533
Vitamin Shoppe, Inc. *	7,200	55,944
Wayfair, Inc., Class A *	18,608	2,052,276
Weyco Group, Inc.	1,892	59,863
Williams-Sonoma, Inc.	23,713	1,408,078
Winmark Corp.	768	118,034
Zumiez, Inc. *	5,244	121,975
		489,511,851

Semiconductors & Semiconductor Equipment 3.5%
Adesto Technologies Corp. *	7,400	29,526
Advanced Energy Industries, Inc. *	13,710	589,941
Advanced Micro Devices, Inc. *	258,247	4,702,678
Alpha & Omega Semiconductor Ltd. *	6,543	60,654
Amkor Technology, Inc. *	44,787	320,227
Analog Devices, Inc.	111,897	9,366,898
Applied Materials, Inc.	298,867	9,826,747
Aquantia Corp. *	7,600	72,656
Axcelis Technologies, Inc. *	8,582	148,125
AXT, Inc. *	10,674	70,342
Broadcom, Inc.	130,841	29,241,655
Brooks Automation, Inc.	21,375	663,266
Cabot Microelectronics Corp.	8,583	837,872
CEVA, Inc. *	6,184	152,374
Cirrus Logic, Inc. *	18,141	679,199
Cohu, Inc.	12,667	263,474
Cree, Inc. *	29,870	1,159,553
CyberOptics Corp. *	2,095	44,288
Cypress Semiconductor Corp.	108,481	1,403,744
Diodes, Inc. *	15,221	459,522
Security	Number of Shares	Value ($)
DSP Group, Inc. *	6,300	77,049
Entegris, Inc.	44,467	1,180,154
First Solar, Inc. *	22,479	939,622
FormFactor, Inc. *	28,020	342,965
GSI Technology, Inc. *	8,500	50,235
Ichor Holdings Ltd. *(a)	8,793	156,076
Impinj, Inc. *(a)	5,438	106,585
Inphi Corp. *	13,242	423,744
Integrated Device Technology, Inc. *	38,603	1,807,006
Intel Corp.	1,396,395	65,462,998
KLA-Tencor Corp.	46,509	4,257,434
Kopin Corp. *	19,600	43,708
Kulicke & Soffa Industries, Inc.	19,505	396,537
Lam Research Corp.	48,277	6,842,299
Lattice Semiconductor Corp. *	35,433	212,952
MACOM Technology Solutions Holdings, Inc. *	13,284	186,906
Marvell Technology Group Ltd.	175,006	2,871,848
Maxim Integrated Products, Inc.	85,401	4,271,758
MaxLinear, Inc. *	20,732	402,408
Microchip Technology, Inc.	71,366	4,694,457
Micron Technology, Inc. *	350,134	13,207,054
MKS Instruments, Inc.	17,568	1,294,586
Monolithic Power Systems, Inc.	12,439	1,469,295
Nanometrics, Inc. *	7,752	248,529
NeoPhotonics Corp. *	9,737	77,896
NVE Corp.	1,664	140,941
NVIDIA Corp.	184,190	38,832,778
ON Semiconductor Corp. *	126,777	2,155,209
PDF Solutions, Inc. *	9,699	77,592
Photronics, Inc. *	18,000	175,320
Pixelworks, Inc. *	8,973	37,507
Power Integrations, Inc.	10,349	582,856
Qorvo, Inc. *	37,986	2,792,351
QUALCOMM, Inc.	426,097	26,797,240
Rambus, Inc. *	28,897	251,693
Rudolph Technologies, Inc. *	9,279	192,910
Semtech Corp. *	19,476	875,251
Silicon Laboratories, Inc. *	12,798	1,043,421
Skyworks Solutions, Inc.	53,617	4,651,811
SMART Global Holdings, Inc. *	3,678	103,021
SolarEdge Technologies, Inc. *(a)	12,768	494,505
SunPower Corp. *(a)	15,500	93,155
Synaptics, Inc. *	10,518	394,846
Teradyne, Inc.	56,053	1,931,026
Texas Instruments, Inc.	294,144	27,305,388
Ultra Clean Holdings, Inc. *	13,767	144,829
Universal Display Corp.	12,607	1,550,787
Veeco Instruments, Inc. *	13,473	128,128
Versum Materials, Inc.	34,410	1,085,980
Xilinx, Inc.	77,266	6,596,198
Xperi Corp.	13,448	174,824
		289,726,409

Software & Services 10.7%
2U, Inc. *	18,536	1,166,100
8x8, Inc. *	29,501	507,122
A10 Networks, Inc. *	15,072	87,568
Accenture plc, Class A	193,547	30,506,878
ACI Worldwide, Inc. *	34,350	861,842
Adobe Systems, Inc. *	148,365	36,462,182
Agilysys, Inc. *	5,175	84,197
Akamai Technologies, Inc. *	50,634	3,658,307
Alarm.com Holdings, Inc. *	10,395	462,370
Alliance Data Systems Corp.	14,274	2,943,013
Altair Engineering, Inc., Class A *	9,060	345,548
Alteryx, Inc., Class A *	9,010	477,440

50
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Amber Road, Inc. *	7,500	66,750
American Software, Inc., Class A	9,461	108,896
ANSYS, Inc. *	25,166	3,763,575
Appfolio, Inc., Class A *	3,289	187,802
Appian Corp. *	7,930	203,880
Apptio, Inc., Class A *	10,523	272,546
Aspen Technology, Inc. *	22,076	1,874,032
Asure Software, Inc. *	3,700	41,218
Autodesk, Inc. *	66,333	8,573,540
Automatic Data Processing, Inc.	132,563	19,099,677
Avalara, Inc. *	2,200	73,744
Avaya Holdings Corp. *	31,213	512,517
Benefitfocus, Inc. *	6,772	240,609
Black Knight, Inc. *	42,191	2,057,655
Blackbaud, Inc.	15,208	1,090,718
Blackline, Inc. *	11,746	544,779
Booz Allen Hamilton Holding Corp.	41,758	2,068,691
Bottomline Technologies de, Inc. *	10,637	708,850
Box, Inc., Class A *	46,681	840,258
Brightcove, Inc. *	8,000	64,160
Broadridge Financial Solutions, Inc.	34,520	4,036,769
CA, Inc.	93,712	4,157,064
CACI International, Inc., Class A *	7,913	1,412,154
Cadence Design Systems, Inc. *	87,200	3,886,504
Carbon Black, Inc. *	2,460	40,516
Carbonite, Inc. *	9,694	331,632
Cardtronics plc, Class A *	11,156	302,997
Cass Information Systems, Inc.	3,141	207,620
CDK Global, Inc.	38,362	2,195,841
Ceridian HCM Holding, Inc. *(a)	6,289	238,793
ChannelAdvisor Corp. *	6,900	79,902
Cision Ltd. *	25,097	371,185
Citrix Systems, Inc. *	39,186	4,015,389
Cloudera, Inc. *	35,100	482,976
Cognizant Technology Solutions Corp., Class A	175,481	12,113,453
CommVault Systems, Inc. *	12,491	727,226
Conduent, Inc. *	57,352	1,095,423
ConvergeOne Holdings, Inc.	7,369	68,679
CoreLogic, Inc. *	23,819	967,528
Cornerstone OnDemand, Inc. *	15,855	780,859
Coupa Software, Inc. *	15,203	985,610
CSG Systems International, Inc.	10,871	381,572
Dell Technologies, Inc., Class V *	60,399	5,459,466
Digimarc Corp. *	3,542	89,010
DocuSign, Inc. *	6,123	256,799
Domo, Inc., Class B *	2,700	43,821
Dropbox, Inc., Class A *	13,367	313,723
DXC Technology Co.	85,859	6,253,111
Ebix, Inc.	6,724	385,352
Ellie Mae, Inc. *	10,328	684,540
Endurance International Group Holdings, Inc. *	22,190	219,015
Envestnet, Inc. *	13,876	721,830
EPAM Systems, Inc. *	15,352	1,834,103
Euronet Worldwide, Inc. *	16,088	1,788,664
Everbridge, Inc. *	7,799	396,423
Everi Holdings, Inc. *	19,772	142,358
EVERTEC, Inc.	18,404	479,976
Evo Payments, Inc., Class A *	10,100	239,774
Exela Technologies, Inc. *	13,300	81,130
ExlService Holdings, Inc. *	11,709	750,547
Fair Isaac Corp. *	9,202	1,773,317
Fidelity National Information Services, Inc.	99,389	10,346,395
FireEye, Inc. *	57,885	1,070,294
First Data Corp., Class A *	171,481	3,213,554
Fiserv, Inc. *	121,978	9,672,855
Five9, Inc. *	16,946	666,995
Security	Number of Shares	Value ($)
FleetCor Technologies, Inc. *	26,931	5,387,008
ForeScout Technologies, Inc. *	8,171	225,029
Fortinet, Inc. *	43,145	3,545,656
Gartner, Inc. *	27,926	4,119,644
Genpact Ltd.	41,585	1,139,845
Global Payments, Inc.	48,017	5,484,982
GoDaddy, Inc., Class A *	50,985	3,730,572
GreenSky, Inc., Class A *	12,400	163,432
GTT Communications, Inc. *(a)	10,486	376,447
Guidewire Software, Inc. *	23,874	2,124,070
Hortonworks, Inc. *	25,206	450,179
HubSpot, Inc. *	10,780	1,462,307
I3 Verticals, Inc., Class A *	1,974	42,421
Imperva, Inc. *	10,762	595,677
Information Services Group, Inc. *	16,112	66,220
Instructure, Inc. *	12,043	449,686
Internap Corp. *	4,100	35,137
International Business Machines Corp.	275,971	31,855,333
International Money Express, Inc. *	3,982	48,142
Intuit, Inc.	78,182	16,496,402
j2 Global, Inc.	14,745	1,074,026
Jack Henry & Associates, Inc.	23,381	3,503,175
Leidos Holdings, Inc.	44,714	2,896,573
Limelight Networks, Inc. *	37,860	152,576
LivePerson, Inc. *	20,467	462,554
LiveRamp Holdings, Inc. *	23,737	1,084,306
LogMeIn, Inc.	16,690	1,437,343
Manhattan Associates, Inc. *	20,160	962,438
ManTech International Corp., Class A	8,531	488,656
Mastercard, Inc., Class A	275,904	54,537,944
MAXIMUS, Inc.	19,172	1,245,605
Microsoft Corp.	2,322,119	248,025,530
MicroStrategy, Inc., Class A *	3,504	441,399
MINDBODY, Inc., Class A *	9,380	298,659
Mitek Systems, Inc. *	10,165	93,213
MobileIron, Inc. *	35,146	169,931
Model N, Inc. *	7,661	117,673
MoneyGram International, Inc. *	9,037	38,317
MongoDB, Inc. *	7,623	621,275
Monotype Imaging Holdings, Inc.	12,486	218,880
New Relic, Inc. *	13,447	1,200,145
NIC, Inc.	18,419	245,157
Nuance Communications, Inc. *	84,163	1,463,595
Nutanix, Inc., Class A *	21,730	902,012
Okta, Inc. *	23,157	1,351,443
OneSpan, Inc. *	9,000	132,075
Oracle Corp.	854,509	41,734,220
Paychex, Inc.	96,335	6,308,979
Paycom Software, Inc. *	15,363	1,923,448
Paylocity Holding Corp. *	10,750	707,243
PayPal Holdings, Inc. *	359,206	30,241,553
Pegasystems, Inc.	12,704	679,918
Perficient, Inc. *	10,300	257,706
Perspecta, Inc.	44,165	1,081,601
Pivotal Software, Inc., Class A *	12,041	245,636
Pluralsight, Inc., Class A *	5,847	131,031
Presidio, Inc.	9,102	121,967
PRGX Global, Inc. *	6,500	55,770
Progress Software Corp.	13,446	432,154
Proofpoint, Inc. *	15,251	1,387,078
PROS Holdings, Inc. *	10,118	333,085
PTC, Inc. *	31,578	2,602,343
Q2 Holdings, Inc. *	10,596	564,025
QAD, Inc., Class A	3,753	159,240
Qualys, Inc. *	10,638	757,851
Rapid7, Inc. *	14,865	538,708
RealPage, Inc. *	21,740	1,152,220
Red Hat, Inc. *	53,750	9,225,650

51
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
RingCentral, Inc., Class A *	20,750	1,612,898
Sabre Corp.	76,952	1,896,867
SailPoint Technologies Holding, Inc. *	18,974	494,083
salesforce.com, Inc. *	229,155	31,449,232
Science Applications International Corp.	13,156	914,474
SendGrid, Inc. *	8,800	319,616
ServiceNow, Inc. *	54,366	9,842,421
ServiceSource International, Inc. *	26,733	35,555
ShotSpotter, Inc. *	2,300	88,964
Smartsheet, Inc., Class A *	3,345	79,143
Splunk, Inc. *	44,803	4,473,132
SPS Commerce, Inc. *	5,412	503,803
Square, Inc., Class A *	91,726	6,737,275
SS&C Technologies Holdings, Inc.	61,331	3,137,694
Switch, Inc., Class A	9,655	85,640
Sykes Enterprises, Inc. *	12,854	394,232
Symantec Corp.	191,963	3,484,128
Synopsys, Inc. *	44,127	3,950,690
Tableau Software, Inc., Class A *	21,875	2,333,625
Telenav, Inc. *	9,800	41,748
Tenable Holdings, Inc. *	3,200	91,136
Teradata Corp. *	35,492	1,291,909
The Hackett Group, Inc.	13,598	278,351
The Rubicon Project, Inc. *	13,000	44,330
The Trade Desk, Inc., Class A *	10,604	1,310,124
The Ultimate Software Group, Inc. *	9,281	2,474,593
The Western Union Co.	133,362	2,405,850
TiVo Corp.	38,279	421,069
Total System Services, Inc.	51,129	4,660,408
Travelport Worldwide Ltd.	38,062	569,408
TTEC Holdings, Inc.	4,849	120,837
Twilio, Inc., Class A *	23,396	1,759,847
Tyler Technologies, Inc. *	12,072	2,555,160
Unisys Corp. *	15,300	281,673
Upland Software, Inc. *	4,500	141,930
Varonis Systems, Inc. *	8,690	530,698
Verint Systems, Inc. *	19,441	887,870
VeriSign, Inc. *	32,048	4,568,122
VirnetX Holding Corp. *(a)	16,000	52,800
Virtusa Corp. *	8,862	439,467
Visa, Inc., Class A	537,553	74,101,681
VMware, Inc., Class A *	22,507	3,182,265
WEX, Inc. *	12,778	2,248,417
Workday, Inc., Class A *	44,668	5,941,737
Workiva, Inc. *	8,050	274,425
Worldpay, Inc., Class A *	91,911	8,441,106
Yext, Inc. *	18,500	355,570
Zendesk, Inc. *	33,057	1,817,143
Zix Corp. *	17,000	114,580
Zscaler, Inc. *	4,048	146,902
Zuora, Inc., Class A *	3,163	64,588
		900,772,539

Technology Hardware & Equipment 6.0%
3D Systems Corp. *	36,503	440,956
Acacia Communications, Inc. *	9,855	339,702
ADTRAN, Inc.	19,268	258,962
Aerohive Networks, Inc. *	10,367	39,706
Amphenol Corp., Class A	90,730	8,120,335
Anixter International, Inc. *	8,709	572,094
Apple, Inc.	1,389,523	304,111,004
Applied Optoelectronics, Inc. *(a)	6,000	117,780
Arista Networks, Inc. *	15,432	3,554,761
Arlo Technologies, Inc. *(a)	2,900	39,411
ARRIS International plc *	50,235	1,249,344
Arrow Electronics, Inc. *	25,993	1,759,986
Avid Technology, Inc. *	9,400	49,820
Security	Number of Shares	Value ($)
Avnet, Inc.	34,118	1,367,108
AVX Corp.	19,251	321,107
Badger Meter, Inc.	8,931	438,601
Bel Fuse, Inc., Class B	3,500	77,000
Belden, Inc.	12,455	673,193
Benchmark Electronics, Inc.	13,708	299,246
CalAmp Corp. *	10,260	204,584
Calix, Inc. *	12,108	88,388
Casa Systems, Inc. *	8,800	126,720
CDW Corp.	46,366	4,173,404
Ciena Corp. *	43,840	1,370,438
Cisco Systems, Inc.	1,382,925	63,268,819
Clearfield, Inc. *	3,291	39,558
Cognex Corp.	52,971	2,269,278
Coherent, Inc. *	7,289	897,567
CommScope Holding Co., Inc. *	60,532	1,456,400
Comtech Telecommunications Corp.	6,802	189,912
Control4 Corp. *	7,683	214,509
Corning, Inc.	243,572	7,782,125
Cray, Inc. *	14,399	326,713
CTS Corp.	10,207	272,425
Daktronics, Inc.	14,170	103,583
Diebold Nixdorf, Inc.	20,377	79,470
Digi International, Inc. *	9,100	105,560
Dolby Laboratories, Inc., Class A	20,574	1,415,697
EchoStar Corp., Class A *	15,207	616,644
Electro Scientific Industries, Inc. *	9,900	287,100
Electronics For Imaging, Inc. *	15,455	470,605
ePlus, Inc. *	3,969	336,889
Extreme Networks, Inc. *	36,200	200,910
F5 Networks, Inc. *	18,110	3,174,321
Fabrinet *	11,108	481,199
FARO Technologies, Inc. *	6,085	307,536
Finisar Corp. *	34,402	574,169
Fitbit, Inc., Class A *	59,085	279,472
FLIR Systems, Inc.	41,150	1,905,656
Harmonic, Inc. *	28,370	156,319
Hewlett Packard Enterprise Co.	448,617	6,841,409
HP, Inc.	480,089	11,589,348
II-VI, Inc. *	17,499	651,488
Immersion Corp. *	10,166	101,762
Infinera Corp. *	49,462	274,019
Inseego Corp. *	13,900	49,067
Insight Enterprises, Inc. *	11,782	609,012
InterDigital, Inc.	11,287	800,813
IPG Photonics Corp. *	10,888	1,454,092
Iteris, Inc. *	8,305	35,878
Itron, Inc. *	10,420	543,299
Jabil, Inc.	45,500	1,125,215
Juniper Networks, Inc.	102,492	2,999,941
KEMET Corp. *	15,604	339,855
Keysight Technologies, Inc. *	56,562	3,228,559
Kimball Electronics, Inc. *	11,150	205,160
Knowles Corp. *	30,607	495,221
KVH Industries, Inc. *	5,000	61,750
Littelfuse, Inc.	7,649	1,385,693
Lumentum Holdings, Inc. *	19,330	1,056,384
Maxwell Technologies, Inc. *	14,267	41,945
Mesa Laboratories, Inc.	1,023	186,892
Methode Electronics, Inc.	11,479	339,778
Motorola Solutions, Inc.	48,845	5,986,443
MTS Systems Corp.	7,714	365,258
Napco Security Technologies, Inc. *	3,300	46,431
National Instruments Corp.	35,723	1,749,355
NCR Corp. *	34,751	933,064
NetApp, Inc.	79,169	6,213,975
NETGEAR, Inc. *	11,132	617,603
NetScout Systems, Inc. *	23,875	603,083

52
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
nLight, Inc. *	1,656	29,543
Novanta, Inc. *	9,852	573,485
Oclaro, Inc. *	53,376	438,751
OSI Systems, Inc. *	4,732	327,265
Palo Alto Networks, Inc. *	27,941	5,114,321
PAR Technology Corp. *	3,100	54,870
Park Electrochemical Corp.	6,594	116,450
PC Connection, Inc.	4,382	145,219
PCM, Inc. *	2,500	47,175
Plantronics, Inc.	11,458	675,678
Plexus Corp. *	10,389	606,718
Pure Storage, Inc., Class A *	51,600	1,041,288
Quantenna Communications, Inc. *	8,500	152,660
Ribbon Communications, Inc. *	15,542	105,686
Rogers Corp. *	5,520	679,291
Sanmina Corp. *	22,139	560,117
ScanSource, Inc. *	7,330	284,990
Seagate Technology plc	80,033	3,219,728
SYNNEX Corp.	13,580	1,053,944
TE Connectivity Ltd.	104,998	7,918,949
Tech Data Corp. *	11,557	816,618
TESSCO Technologies, Inc.	4,025	48,642
Trimble, Inc. *	77,886	2,911,379
TTM Technologies, Inc. *	28,872	337,802
Ubiquiti Networks, Inc. (a)	6,997	651,351
USA Technologies, Inc. *	18,263	105,925
ViaSat, Inc. *	18,056	1,151,251
Viavi Solutions, Inc. *	71,700	826,701
Vishay Intertechnology, Inc.	38,514	704,806
Vishay Precision Group, Inc. *	4,093	132,818
Western Digital Corp.	88,199	3,798,731
Xerox Corp.	65,784	1,833,400
Zebra Technologies Corp., Class A *	16,191	2,692,563
		507,095,993

Telecommunication Services 1.9%
AT&T, Inc.	2,199,044	67,466,670
ATN International, Inc.	3,250	274,593
Bandwidth, Inc., Class A *	1,300	69,368
Boingo Wireless, Inc. *	12,610	395,071
CenturyLink, Inc.	287,811	5,940,419
Cincinnati Bell, Inc. *	14,894	211,346
Cogent Communications Holdings, Inc.	12,036	625,631
Consolidated Communications Holdings, Inc.	23,577	295,184
Frontier Communications Corp. (a)	31,111	149,644
Globalstar, Inc. *	173,777	60,422
Gogo, Inc. *(a)	16,000	91,520
Iridium Communications, Inc. *	28,965	573,797
NII Holdings, Inc. *	28,127	174,950
Ooma, Inc. *	5,157	77,561
ORBCOMM, Inc. *	28,696	273,473
Pareteum Corp. *(a)	15,774	34,230
pdvWireless, Inc. *	2,756	111,618
Shenandoah Telecommunications Co.	13,220	502,624
Spok Holdings, Inc.	11,300	158,426
Sprint Corp. *	168,605	1,031,863
T-Mobile US, Inc. *	95,219	6,527,262
Telephone & Data Systems, Inc.	27,653	852,542
United States Cellular Corp. *	5,400	257,958
Verizon Communications, Inc.	1,250,249	71,376,715
Vonage Holdings Corp. *	65,275	865,547
Windstream Holdings, Inc. *	10,608	43,705
Zayo Group Holdings, Inc. *	63,064	1,884,352
		160,326,491

Security	Number of Shares	Value ($)
Transportation 2.0%
Air Transport Services Group, Inc. *	17,427	341,569
Alaska Air Group, Inc.	37,433	2,299,135
Allegiant Travel Co.	4,000	456,560
AMERCO	2,275	742,742
American Airlines Group, Inc.	124,708	4,374,757
ArcBest Corp.	9,560	354,867
Atlas Air Worldwide Holdings, Inc. *	7,665	395,667
Avis Budget Group, Inc. *	20,631	580,144
C.H. Robinson Worldwide, Inc.	42,134	3,751,190
Covenant Transportation Group, Inc., Class A *	3,000	75,090
CSX Corp.	246,761	16,991,962
Daseke, Inc. *	20,197	122,798
Delta Air Lines, Inc.	189,875	10,391,859
Eagle Bulk Shipping, Inc. *	21,200	105,788
Echo Global Logistics, Inc. *	10,195	262,113
Expeditors International of Washington, Inc.	52,909	3,554,427
FedEx Corp.	73,634	16,224,516
Forward Air Corp.	9,608	576,384
Genco Shipping & Trading Ltd. *	3,574	39,385
Genesee & Wyoming, Inc., Class A *	17,960	1,422,971
Hawaiian Holdings, Inc.	15,015	519,669
Heartland Express, Inc.	16,083	313,136
Hertz Global Holdings, Inc. *	16,276	223,795
Hub Group, Inc., Class A *	10,614	486,334
JB Hunt Transport Services, Inc.	26,274	2,906,167
JetBlue Airways Corp. *	93,303	1,560,959
Kansas City Southern	30,812	3,141,592
Kirby Corp. *	16,437	1,182,478
Knight-Swift Transportation Holdings, Inc.	38,199	1,222,368
Landstar System, Inc.	12,492	1,250,324
Macquarie Infrastructure Corp.	22,861	844,714
Marten Transport Ltd.	11,035	212,534
Matson, Inc.	12,004	421,100
Mesa Air Group, Inc. *	2,843	41,081
Norfolk Southern Corp.	84,541	14,188,516
Old Dominion Freight Line, Inc.	19,621	2,558,971
Radiant Logistics, Inc. *	10,193	55,450
Ryder System, Inc.	16,655	921,188
Saia, Inc. *	7,487	470,633
Schneider National, Inc., Class B	8,373	183,118
SkyWest, Inc.	15,802	905,297
Southwest Airlines Co.	156,533	7,685,770
Spirit Airlines, Inc. *	20,360	1,056,684
Union Pacific Corp.	223,393	32,664,524
United Continental Holdings, Inc. *	69,129	5,911,221
United Parcel Service, Inc., Class B	210,123	22,386,504
Universal Logistics Holdings, Inc.	3,300	89,661
US Xpress Enterprises, Inc., Class A *	5,200	50,076
USA Truck, Inc. *	2,951	58,046
Werner Enterprises, Inc.	13,355	429,897
XPO Logistics, Inc. *	38,957	3,481,977
YRC Worldwide, Inc. *	8,600	71,036
		170,558,744

Utilities 3.0%
AES Corp.	199,059	2,902,280
ALLETE, Inc.	15,875	1,174,750
Alliant Energy Corp.	69,919	3,005,119
Ameren Corp.	73,284	4,732,681
American Electric Power Co., Inc.	148,964	10,927,999
American States Water Co.	10,712	655,789
American Water Works Co., Inc.	54,676	4,840,466
Aqua America, Inc.	53,112	1,727,733

53
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
AquaVenture Holdings Ltd. *	3,900	65,325
Artesian Resources Corp., Class A	6,006	219,760
Atmos Energy Corp.	33,890	3,154,481
Avangrid, Inc.	18,024	847,308
Avista Corp.	19,029	978,471
Black Hills Corp.	15,569	926,356
Cadiz, Inc. *(a)	6,356	70,679
California Water Service Group	15,402	646,884
CenterPoint Energy, Inc.	147,478	3,983,381
Chesapeake Utilities Corp.	5,602	445,079
Clearway Energy, Inc., Class A	15,000	291,300
Clearway Energy, Inc., Class C	21,212	415,967
CMS Energy Corp.	86,305	4,273,824
Connecticut Water Service, Inc.	3,873	267,702
Consolidated Edison, Inc.	94,125	7,153,500
Dominion Energy, Inc.	196,824	14,057,170
DTE Energy Co.	54,768	6,155,923
Duke Energy Corp.	215,376	17,796,519
Edison International	98,370	6,825,894
El Paso Electric Co.	12,777	728,928
Entergy Corp.	55,509	4,659,981
Evergy, Inc.	81,450	4,560,385
Eversource Energy	95,557	6,044,936
Exelon Corp.	290,864	12,742,752
FirstEnergy Corp.	149,156	5,560,536
Hawaiian Electric Industries, Inc.	33,618	1,253,951
IDACORP, Inc.	15,700	1,464,182
MDU Resources Group, Inc.	59,086	1,474,787
MGE Energy, Inc.	10,683	667,474
Middlesex Water Co.	5,055	227,475
National Fuel Gas Co.	24,680	1,339,877
New Jersey Resources Corp.	25,620	1,155,462
NextEra Energy, Inc.	143,008	24,668,880
NiSource, Inc.	108,591	2,753,868
Northwest Natural Holding Co.	8,913	577,473
NorthWestern Corp.	17,370	1,020,661
NRG Energy, Inc.	90,779	3,285,292
OGE Energy Corp.	59,474	2,149,985
ONE Gas, Inc.	15,994	1,262,087
Ormat Technologies, Inc.	14,969	765,964
Otter Tail Corp.	12,255	552,333
Pattern Energy Group, Inc., Class A	29,420	527,206
PG&E Corp. *	157,803	7,386,758
Pinnacle West Capital Corp.	33,403	2,747,397
PNM Resources, Inc.	24,000	921,840
Portland General Electric Co.	26,720	1,204,538
PPL Corp.	213,611	6,493,774
Public Service Enterprise Group, Inc.	152,854	8,166,989
Pure Cycle Corp. *	8,000	80,720
RGC Resources, Inc.	2,000	56,760
SCANA Corp.	44,294	1,773,975
Sempra Energy	83,267	9,169,362
SJW Group.	4,895	297,273
South Jersey Industries, Inc.	24,836	733,655
Southwest Gas Holdings, Inc.	16,424	1,269,082
Spire, Inc.	15,079	1,094,434
TerraForm Power, Inc., Class A	22,688	255,694
The Southern Co.	306,760	13,813,403
The York Water Co.	4,611	143,586
UGI Corp.	52,438	2,782,360
Unitil Corp.	4,900	232,799
Vectren Corp.	24,298	1,738,036
Vistra Energy Corp. *	120,424	2,725,195
Security	Number of Shares	Value ($)
WEC Energy Group, Inc.	94,917	6,492,323
Xcel Energy, Inc.	153,132	7,504,999
		255,071,767
Total Common Stock
(Cost $5,288,783,063)		8,380,887,671

Rights 0.0% of net assets

Materials 0.0%
A. Schulman, Inc. CVR *(c)	8,178	15,620

Media & Entertainment 0.0%
Media General, Inc. CVR *(c)	18,400	1,566

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
FRD Acquisition Co. CVR *(c)	8,700	—
Total Rights
(Cost $15,620)		17,186

Other Investment Company 0.2% of net assets

Securities Lending Collateral 0.2%
Wells Fargo Government Money Market Fund, Select Class 2.07% (d)	16,590,873	16,590,873
Total Other Investment Company
(Cost $16,590,873)		16,590,873
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.6% of net assets

Time Deposit 0.6%
Sumitomo Mitsui Banking Corp.
1.54%, 11/01/18 (e)	50,926,933	50,926,933
Total Short-Term Investment
(Cost $50,926,933)		50,926,933

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
Russell 2000 Index, e-mini expires 12/21/18	58	4,384,510	65,564
S&P 500 Index, e-mini, expires 12/21/18	187	25,348,785	316,155
Net Unrealized Appreciation			381,719
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $16,242,587.
(b)	Issuer is affiliated with the fund’s investment adviser.
(c)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(d)	The rate shown is the 7-day yield.
(e)	The rate shown is the current daily overnight rate.

54
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
55
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 0.6%
Aptiv plc	1,678	128,870
Garrett Motion, Inc. *	320	4,854
Gentex Corp.	1,336	28,123
Lear Corp.	54	7,177
Tesla, Inc. *	992	334,622
Thor Industries, Inc.	299	20,822
Visteon Corp. *	131	10,354
		534,822

Banks 0.2%
BOK Financial Corp.	43	3,686
Comerica, Inc.	65	5,302
East West Bancorp, Inc.	77	4,038
Pinnacle Financial Partners, Inc.	250	13,075
Signature Bank	243	26,706
SVB Financial Group *	297	70,457
Synovus Financial Corp.	72	2,704
Texas Capital Bancshares, Inc. *	236	15,394
Western Alliance Bancorp *	428	20,647
		162,009

Capital Goods 8.0%
3M Co.	3,488	663,627
A.O. Smith Corp.	1,054	47,989
Air Lease Corp.	41	1,562
Allegion plc	583	49,981
Allison Transmission Holdings, Inc.	836	36,851
AMETEK, Inc.	316	21,197
Armstrong World Industries, Inc. *	322	19,883
BWX Technologies, Inc.	724	42,325
Caterpillar, Inc.	3,908	474,119
Cummins, Inc.	407	55,633
Curtiss-Wright Corp.	21	2,299
Deere & Co.	2,370	320,993
Donaldson Co., Inc.	890	45,639
Emerson Electric Co.	3,266	221,696
Fastenal Co.	2,103	108,115
Fortive Corp.	1,975	146,644
Fortune Brands Home & Security, Inc.	438	19,636
Gardner Denver Holdings, Inc. *	239	6,467
General Dynamics Corp.	855	147,556
Graco, Inc.	1,214	49,325
Harris Corp.	866	128,783
HD Supply Holdings, Inc. *	420	15,779
HEICO Corp.	282	23,640
HEICO Corp., Class A	560	37,330
Hexcel Corp.	133	7,783
Honeywell International, Inc.	3,393	491,374
Hubbell, Inc.	266	27,052
Huntington Ingalls Industries, Inc.	266	58,116
IDEX Corp.	529	67,088
Illinois Tool Works, Inc.	2,449	312,419
Ingersoll-Rand plc	972	93,254
Security	Number of Shares	Value ($)
Lennox International, Inc.	243	51,246
Lincoln Electric Holdings, Inc.	453	36,652
Lockheed Martin Corp.	1,660	487,791
Masco Corp.	1,531	45,930
MSC Industrial Direct Co., Inc., Class A	142	11,511
Nordson Corp.	392	48,087
Northrop Grumman Corp.	1,185	310,411
Parker-Hannifin Corp.	171	25,929
Quanta Services, Inc. *	307	9,578
Raytheon Co.	2,104	368,284
Resideo Technologies, Inc. *	563	11,855
Rockwell Automation, Inc.	899	148,092
Rockwell Collins, Inc.	164	20,995
Roper Technologies, Inc.	136	38,474
Sensata Technologies Holding plc *	682	31,986
Spirit AeroSystems Holdings, Inc., Class A	769	64,604
Textron, Inc.	302	16,196
The Boeing Co.	3,968	1,408,084
The Middleby Corp. *	232	26,054
The Toro Co.	752	42,360
TransDigm Group, Inc. *	354	116,908
United Rentals, Inc. *	607	72,882
Univar, Inc. *	147	3,619
W.W. Grainger, Inc.	333	94,562
WABCO Holdings, Inc. *	384	41,261
Wabtec Corp.	221	18,126
Watsco, Inc.	188	27,858
Welbilt, Inc. *	938	17,559
Xylem, Inc.	741	48,595
		7,389,644

Commercial & Professional Services 1.0%
Cintas Corp.	636	115,669
Copart, Inc. *	1,475	72,142
CoStar Group, Inc. *	262	94,692
Equifax, Inc.	239	24,244
KAR Auction Services, Inc.	933	53,125
Republic Services, Inc.	117	8,504
Robert Half International, Inc.	883	53,448
Rollins, Inc.	702	41,558
The Dun & Bradstreet Corp.	115	16,362
TransUnion	1,350	88,763
Verisk Analytics, Inc. *	1,175	140,812
Waste Management, Inc.	2,680	239,780
		949,099

Consumer Durables & Apparel 1.5%
Brunswick Corp.	77	4,003
Carter's, Inc.	340	32,633
Columbia Sportswear Co.	29	2,618
D.R. Horton, Inc.	1,465	52,681
Hanesbrands, Inc.	2,637	45,251
Hasbro, Inc.	665	60,987
Lennar Corp., B Shares	47	1,681
Lennar Corp., Class A	1,142	49,083
lululemon Athletica, Inc. *	716	100,763
Mattel, Inc. *	543	7,374

56
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Michael Kors Holdings Ltd. *	554	30,697
NIKE, Inc., Class B	9,187	689,392
NVR, Inc. *	23	51,498
Polaris Industries, Inc.	422	37,550
PulteGroup, Inc.	601	14,767
Skechers U.S.A., Inc., Class A *	461	13,171
Tapestry, Inc.	409	17,305
Tempur Sealy International, Inc. *	343	15,850
Toll Brothers, Inc.	528	17,772
Under Armour, Inc., Class A *	1,023	22,619
Under Armour, Inc., Class C *	1,060	21,020
VF Corp.	1,818	150,676
		1,439,391

Consumer Services 2.2%
Bright Horizons Family Solutions, Inc. *	348	39,989
Chipotle Mexican Grill, Inc. *	179	82,399
Choice Hotels International, Inc.	251	18,423
Darden Restaurants, Inc.	453	48,267
Domino's Pizza, Inc.	308	82,787
Dunkin' Brands Group, Inc.	614	44,552
Extended Stay America, Inc.	801	13,040
frontdoor, Inc. *	490	16,685
Grand Canyon Education, Inc. *	347	43,271
H&R Block, Inc.	285	7,564
Hilton Grand Vacations, Inc. *	712	19,131
Hilton Worldwide Holdings, Inc.	2,045	145,543
International Game Technology plc	57	1,057
Las Vegas Sands Corp.	1,601	81,699
Marriott International, Inc., Class A	2,105	246,054
McDonald's Corp.	1,102	194,944
MGM Resorts International	353	9,418
Service Corp. International	585	24,260
ServiceMaster Global Holdings, Inc. *	994	42,623
Six Flags Entertainment Corp.	513	27,630
Starbucks Corp.	9,618	560,441
The Wendy's Co.	1,375	23,705
Vail Resorts, Inc.	294	73,888
Wyndham Destinations, Inc.	732	26,264
Wyndham Hotels & Resorts, Inc.	719	35,440
Wynn Resorts Ltd.	754	75,852
Yum China Holdings, Inc.	234	8,443
Yum! Brands, Inc.	671	60,665
		2,054,034

Diversified Financials 3.2%
American Express Co.	3,542	363,870
Ameriprise Financial, Inc.	175	22,267
Berkshire Hathaway, Inc., Class B *	1,791	367,657
Capital One Financial Corp.	270	24,111
Cboe Global Markets, Inc.	764	86,217
CME Group, Inc.	223	40,863
Credit Acceptance Corp. *	75	31,832
Discover Financial Services	1,145	79,772
E*TRADE Financial Corp.	427	21,102
Eaton Vance Corp.	850	38,293
Evercore, Inc., Class A	290	23,690
FactSet Research Systems, Inc.	274	61,310
Interactive Brokers Group, Inc., Class A	483	23,865
Intercontinental Exchange, Inc.	2,157	166,175
Lazard Ltd., Class A	764	30,361
LPL Financial Holdings, Inc.	637	39,239
MarketAxess Holdings, Inc.	271	56,821
Moody's Corp.	1,221	177,631
Morningstar, Inc.	129	16,099
MSCI, Inc.	637	95,792
Security	Number of Shares	Value ($)
Northern Trust Corp.	432	40,638
OneMain Holdings, Inc. *	41	1,169
Raymond James Financial, Inc.	283	21,703
S&P Global, Inc.	1,838	335,104
Santander Consumer USA Holdings, Inc.	87	1,631
SEI Investments Co.	966	51,633
State Street Corp.	166	11,413
Synchrony Financial	1,907	55,074
T. Rowe Price Group, Inc.	1,609	156,057
TD Ameritrade Holding Corp.	2,061	106,595
The Charles Schwab Corp. (a)	8,764	405,247
Virtu Financial, Inc., Class A	309	7,330
Voya Financial, Inc.	85	3,720
		2,964,281

Energy 0.8%
Anadarko Petroleum Corp.	1,269	67,511
Antero Resources Corp. *	942	14,968
Apache Corp.	166	6,280
Cabot Oil & Gas Corp.	2,361	57,207
Cheniere Energy, Inc. *	1,170	70,680
Cimarex Energy Co.	86	6,834
Concho Resources, Inc. *	182	25,314
Continental Resources, Inc. *	305	16,067
Diamondback Energy, Inc.	185	20,786
EOG Resources, Inc.	484	50,984
Halliburton Co.	6,397	221,848
Kosmos Energy Ltd. *	316	2,051
Newfield Exploration Co. *	513	10,363
ONEOK, Inc.	1,243	81,541
Parsley Energy, Inc., Class A *	1,342	31,430
Pioneer Natural Resources Co.	684	100,733
RPC, Inc.	170	2,530
		787,127

Food & Staples Retailing 1.1%
Costco Wholesale Corp.	3,200	731,616
Sprouts Farmers Market, Inc. *	906	24,362
Sysco Corp.	3,487	248,728
U.S. Foods Holding Corp. *	100	2,917
		1,007,623

Food, Beverage & Tobacco 4.0%
Altria Group, Inc.	13,872	902,235
Brown-Forman Corp., Class A	383	17,760
Brown-Forman Corp., Class B	2,048	94,904
Campbell Soup Co.	907	33,931
Constellation Brands, Inc., Class A	1,149	228,915
General Mills, Inc.	218	9,548
Kellogg Co.	917	60,045
Keurig Dr Pepper, Inc.	1,316	34,216
McCormick & Co., Inc. - Non Voting Shares	56	8,064
Monster Beverage Corp. *	2,914	154,005
PepsiCo, Inc.	9,205	1,034,458
Post Holdings, Inc. *	272	24,050
The Coca-Cola Co.	21,752	1,041,486
The Hershey Co.	926	99,221
		3,742,838

Health Care Equipment & Services 6.2%
ABIOMED, Inc. *	312	106,454
Aetna, Inc.	847	168,045
Align Technology, Inc. *	580	128,296
AmerisourceBergen Corp.	1,152	101,376

57
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
athenahealth, Inc. *	287	36,604
Baxter International, Inc.	414	25,879
Becton, Dickinson & Co.	176	40,568
Boston Scientific Corp. *	7,755	280,266
Cantel Medical Corp.	279	22,083
Centene Corp. *	1,308	170,458
Cerner Corp. *	1,035	59,285
Chemed Corp.	113	34,389
Cigna Corp.	685	146,460
DaVita, Inc. *	496	33,401
DexCom, Inc. *	644	85,504
Edwards Lifesciences Corp. *	1,536	226,714
Encompass Health Corp.	717	48,254
Express Scripts Holding Co. *	340	32,970
HCA Healthcare, Inc.	1,442	192,550
Henry Schein, Inc. *	168	13,944
Hill-Rom Holdings, Inc.	309	25,981
Humana, Inc.	954	305,671
ICU Medical, Inc. *	117	29,803
IDEXX Laboratories, Inc. *	627	132,999
Insulet Corp. *	434	38,283
Integra LifeSciences Holdings Corp. *	395	21,160
Intuitive Surgical, Inc. *	822	428,410
Laboratory Corp. of America Holdings *	44	7,064
Masimo Corp. *	330	38,148
McKesson Corp.	188	23,455
Molina Healthcare, Inc. *	382	48,426
Penumbra, Inc. *	225	30,600
Premier, Inc., Class A *	131	5,895
ResMed, Inc.	1,027	108,780
Stryker Corp.	2,499	405,388
Teleflex, Inc.	66	15,889
The Cooper Cos., Inc.	56	14,465
UnitedHealth Group, Inc.	7,002	1,829,973
Varian Medical Systems, Inc. *	671	80,097
Veeva Systems, Inc., Class A *	885	80,845
WellCare Health Plans, Inc. *	340	93,837
West Pharmaceutical Services, Inc.	122	12,922
		5,731,591

Household & Personal Products 0.8%
Church & Dwight Co., Inc.	1,520	90,242
Colgate-Palmolive Co.	1,153	68,661
Energizer Holdings, Inc.	240	14,105
Herbalife Nutrition Ltd. *	159	8,468
Kimberly-Clark Corp.	2,220	231,546
Nu Skin Enterprises, Inc., Class A	136	9,550
Spectrum Brands Holdings, Inc.	131	8,509
The Clorox Co.	816	121,135
The Estee Lauder Cos., Inc., Class A	1,590	218,530
		770,746

Insurance 1.0%
Alleghany Corp.	13	7,809
American International Group, Inc.	956	39,473
Aon plc	1,788	279,250
Arch Capital Group Ltd. *	436	12,369
Axis Capital Holdings Ltd.	56	3,124
Brown & Brown, Inc.	85	2,395
Erie Indemnity Co., Class A	141	18,286
Everest Re Group Ltd.	118	25,708
Markel Corp. *	9	9,839
Marsh & McLennan Cos., Inc.	1,729	146,533
RenaissanceRe Holdings Ltd.	24	2,932
Security	Number of Shares	Value ($)
The Progressive Corp.	4,246	295,946
The Travelers Cos., Inc.	384	48,050
		891,714

Materials 1.8%
Avery Dennison Corp.	636	57,698
Axalta Coating Systems Ltd. *	598	14,759
Berry Global Group, Inc. *	478	20,850
Celanese Corp.	622	60,297
Crown Holdings, Inc. *	938	39,668
Eagle Materials, Inc.	298	22,004
Ecolab, Inc.	845	129,412
FMC Corp.	392	30,607
Graphic Packaging Holding Co.	469	5,164
International Flavors & Fragrances, Inc.	351	50,776
International Paper Co.	346	15,694
Linde plc	2,471	408,876
LyondellBasell Industries N.V., Class A	1,123	100,250
Martin Marietta Materials, Inc.	420	71,938
NewMarket Corp.	53	20,456
Packaging Corp. of America	683	62,706
Platform Specialty Products Corp. *	896	9,695
PPG Industries, Inc.	123	12,926
Royal Gold, Inc.	203	15,556
RPM International, Inc.	201	12,295
Sealed Air Corp.	620	20,063
Silgan Holdings, Inc.	185	4,445
Southern Copper Corp.	587	22,506
Steel Dynamics, Inc.	256	10,138
The Chemours Co.	1,290	42,583
The Scotts Miracle-Gro Co.	149	9,944
The Sherwin-Williams Co.	610	240,017
Vulcan Materials Co.	905	91,532
W.R. Grace & Co.	355	23,000
Westlake Chemical Corp.	250	17,825
		1,643,680

Media & Entertainment 11.8%
Activision Blizzard, Inc.	5,513	380,673
Alphabet, Inc., Class A *	2,189	2,387,280
Alphabet, Inc., Class C *	2,230	2,401,197
AMC Networks, Inc., Class A *	318	18,628
Cable One, Inc.	31	27,768
CBS Corp., Class B - Non Voting Shares	2,406	137,984
Charter Communications, Inc., Class A *	902	288,974
Electronic Arts, Inc. *	2,207	200,793
Facebook, Inc., Class A *	17,420	2,644,182
IAC/InterActiveCorp *	544	106,945
Lions Gate Entertainment Corp., Class A	42	805
Lions Gate Entertainment Corp., Class B	89	1,583
Live Nation Entertainment, Inc. *	1,007	52,666
Match Group, Inc. *	374	19,343
Netflix, Inc. *	3,052	921,033
Omnicom Group, Inc.	1,079	80,191
Sirius XM Holdings, Inc.	9,446	56,865
Take-Two Interactive Software, Inc. *	496	63,919
The Interpublic Group of Cos., Inc.	265	6,137
The Madison Square Garden Co., Class A *	16	4,426
The Walt Disney Co.	7,818	897,741
TripAdvisor, Inc. *	751	39,157
Twitter, Inc. *	5,177	179,901
Zillow Group, Inc., Class A *	295	11,909
Zillow Group, Inc., Class C *	650	26,169
		10,956,269

58
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 7.4%
AbbVie, Inc.	11,099	864,057
Agios Pharmaceuticals, Inc. *	342	21,567
Alexion Pharmaceuticals, Inc. *	1,296	145,243
Alkermes plc *	1,144	46,710
Alnylam Pharmaceuticals, Inc. *	578	46,489
Amgen, Inc.	4,462	860,229
Bio-Techne Corp.	273	45,788
Biogen, Inc. *	1,397	425,065
BioMarin Pharmaceutical, Inc. *	1,287	118,623
Bluebird Bio, Inc. *	267	30,625
Bristol-Myers Squibb Co.	6,371	321,990
Bruker Corp.	301	9,430
Catalent, Inc. *	247	9,964
Celgene Corp. *	5,137	367,809
Charles River Laboratories International, Inc. *	250	30,455
Eli Lilly & Co.	4,300	466,292
Exact Sciences Corp. *	887	63,021
Exelixis, Inc. *	2,167	30,056
Gilead Sciences, Inc.	7,060	481,351
Illumina, Inc. *	1,074	334,175
Incyte Corp. *	1,288	83,488
Ionis Pharmaceuticals, Inc. *	908	44,991
Jazz Pharmaceuticals plc *	392	62,258
Johnson & Johnson	3,539	495,425
Merck & Co., Inc.	1,306	96,135
Mettler-Toledo International, Inc. *	182	99,521
Nektar Therapeutics *	1,150	44,482
Neurocrine Biosciences, Inc. *	654	70,076
PRA Health Sciences, Inc. *	415	40,201
Regeneron Pharmaceuticals, Inc. *	584	198,116
Sage Therapeutics, Inc. *	335	43,108
Sarepta Therapeutics, Inc. *	465	62,198
Seattle Genetics, Inc. *	787	44,174
TESARO, Inc. *	272	7,855
Thermo Fisher Scientific, Inc.	171	39,954
Vertex Pharmaceuticals, Inc. *	1,866	316,212
Waters Corp. *	520	98,639
Zoetis, Inc.	3,546	319,672
		6,885,444

Real Estate 2.2%
Alexandria Real Estate Equities, Inc.	60	7,334
American Tower Corp.	3,211	500,306
CBRE Group, Inc., Class A *	1,109	44,682
Colony Capital, Inc.	229	1,344
CoreSite Realty Corp.	270	25,342
Crown Castle International Corp.	2,287	248,688
Equinix, Inc.	580	219,669
Equity LifeStyle Properties, Inc.	611	57,856
Extra Space Storage, Inc.	774	69,707
Gaming & Leisure Properties, Inc.	538	18,125
Hudson Pacific Properties, Inc.	150	4,545
Lamar Advertising Co., Class A	550	40,326
Life Storage, Inc.	27	2,542
Omega Healthcare Investors, Inc.	125	4,169
Public Storage	1,085	222,935
SBA Communications Corp. *	831	134,763
Simon Property Group, Inc.	2,070	379,886
Taubman Centers, Inc.	430	23,654
The Howard Hughes Corp. *	115	12,825
		2,018,698

Security	Number of Shares	Value ($)
Retailing 10.4%
Advance Auto Parts, Inc.	160	25,562
Amazon.com, Inc. *	2,978	4,758,874
AutoZone, Inc. *	168	123,223
Best Buy Co., Inc.	451	31,642
Booking Holdings, Inc. *	347	650,479
Burlington Stores, Inc. *	489	83,859
CarMax, Inc. *	793	53,853
Dollar General Corp.	1,969	219,307
Dollar Tree, Inc. *	292	24,616
eBay, Inc. *	1,495	43,400
Expedia Group, Inc.	881	110,504
Floor & Decor Holdings, Inc., Class A *	361	9,234
GrubHub, Inc. *	656	60,838
L Brands, Inc.	324	10,504
LKQ Corp. *	408	11,126
Lowe's Cos., Inc.	5,978	569,225
Nordstrom, Inc.	860	56,562
O'Reilly Automotive, Inc. *	579	185,714
Pool Corp.	283	41,247
Ross Stores, Inc.	2,703	267,597
The Gap, Inc.	83	2,266
The Home Depot, Inc.	8,442	1,484,779
The Michaels Cos., Inc. *	147	2,330
The TJX Cos., Inc.	4,590	504,349
Tiffany & Co.	161	17,919
Tractor Supply Co.	889	81,690
Ulta Salon, Cosmetics & Fragrance, Inc. *	418	114,749
Urban Outfitters, Inc. *	544	21,466
Wayfair, Inc., Class A *	422	46,543
Williams-Sonoma, Inc.	149	8,848
		9,622,305

Semiconductors & Semiconductor Equipment 3.9%
Advanced Micro Devices, Inc. *	6,638	120,878
Analog Devices, Inc.	432	36,163
Applied Materials, Inc.	7,379	242,622
Broadcom, Inc.	1,892	422,843
Cypress Semiconductor Corp.	1,778	23,007
KLA-Tencor Corp.	1,139	104,264
Lam Research Corp.	1,151	163,131
Marvell Technology Group Ltd.	1,097	18,002
Maxim Integrated Products, Inc.	2,034	101,741
Microchip Technology, Inc.	1,675	110,182
Micron Technology, Inc. *	6,638	250,385
MKS Instruments, Inc.	389	28,665
Monolithic Power Systems, Inc.	300	35,436
NVIDIA Corp.	4,264	898,979
NXP Semiconductors N.V.	136	10,199
ON Semiconductor Corp. *	3,100	52,700
Skyworks Solutions, Inc.	929	80,600
Teradyne, Inc.	202	6,959
Texas Instruments, Inc.	7,181	666,612
Universal Display Corp.	314	38,625
Versum Materials, Inc.	781	24,648
Xilinx, Inc.	1,858	158,618
		3,595,259

Software & Services 19.3%
2U, Inc. *	393	24,724
Accenture plc, Class A	4,713	742,863
Adobe Systems, Inc. *	3,601	884,982
Akamai Technologies, Inc. *	1,132	81,787
Alliance Data Systems Corp.	351	72,369
ANSYS, Inc. *	610	91,225

59
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Aspen Technology, Inc. *	488	41,426
Atlassian Corp. plc, Class A *	676	51,315
Autodesk, Inc. *	1,348	174,229
Automatic Data Processing, Inc.	3,229	465,234
Black Knight, Inc. *	1,042	50,818
Booz Allen Hamilton Holding Corp.	970	48,054
Broadridge Financial Solutions, Inc.	848	99,165
Cadence Design Systems, Inc. *	2,045	91,146
CDK Global, Inc.	938	53,691
Ceridian HCM Holding, Inc. *	163	6,189
Citrix Systems, Inc. *	992	101,650
Cognizant Technology Solutions Corp., Class A	3,856	266,180
CoreLogic, Inc. *	374	15,192
Dell Technologies, Inc., Class V *	107	9,672
DocuSign, Inc. *	232	9,730
EPAM Systems, Inc. *	373	44,562
Euronet Worldwide, Inc. *	176	19,568
Fair Isaac Corp. *	212	40,855
Fidelity National Information Services, Inc.	206	21,445
FireEye, Inc. *	916	16,937
First Data Corp., Class A *	3,994	74,848
Fiserv, Inc. *	2,972	235,680
FleetCor Technologies, Inc. *	641	128,219
Fortinet, Inc. *	1,013	83,248
Gartner, Inc. *	648	95,593
Genpact Ltd.	366	10,032
Global Payments, Inc.	1,161	132,621
GoDaddy, Inc., Class A *	1,172	85,755
Guidewire Software, Inc. *	578	51,425
International Business Machines Corp.	4,840	558,681
Intuit, Inc.	1,786	376,846
Jack Henry & Associates, Inc.	564	84,504
LogMeIn, Inc.	250	21,530
Manhattan Associates, Inc. *	480	22,915
Mastercard, Inc., Class A	6,731	1,330,517
Microsoft Corp.	52,581	5,616,177
Nutanix, Inc., Class A *	785	32,585
Okta, Inc. *	626	36,533
Oracle Corp.	1,995	97,436
Paychex, Inc.	2,344	153,509
Paycom Software, Inc. *	359	44,947
PayPal Holdings, Inc. *	8,702	732,621
Pegasystems, Inc.	266	14,236
Pluralsight, Inc., Class A *	179	4,011
Proofpoint, Inc. *	372	33,833
PTC, Inc. *	860	70,873
RealPage, Inc. *	512	27,136
Red Hat, Inc. *	1,294	222,102
RingCentral, Inc., Class A *	494	38,399
Sabre Corp.	1,490	36,729
salesforce.com, Inc. *	5,168	709,256
ServiceNow, Inc. *	1,281	231,912
Splunk, Inc. *	1,059	105,731
Square, Inc., Class A *	2,092	153,657
SS&C Technologies Holdings, Inc.	1,412	72,238
Switch, Inc., Class A	211	1,872
Synopsys, Inc. *	103	9,222
Tableau Software, Inc., Class A *	510	54,407
Teradata Corp. *	610	22,204
The Ultimate Software Group, Inc. *	222	59,192
The Western Union Co.	930	16,777
Total System Services, Inc.	1,310	119,406
Twilio, Inc., Class A *	524	39,415
Tyler Technologies, Inc. *	275	58,207
VeriSign, Inc. *	767	109,328
Visa, Inc., Class A	13,099	1,805,697
VMware, Inc., Class A *	513	72,533
WEX, Inc. *	304	53,492
Security	Number of Shares	Value ($)
Workday, Inc., Class A *	1,061	141,134
Worldpay, Inc., Class A *	195	17,909
Zendesk, Inc. *	754	41,447
		17,873,585

Technology Hardware & Equipment 9.5%
Amphenol Corp., Class A	2,156	192,962
Apple, Inc.	35,410	7,749,833
Arista Networks, Inc. *	416	95,826
CDW Corp.	1,085	97,661
Cognex Corp.	1,204	51,579
Coherent, Inc. *	125	15,392
F5 Networks, Inc. *	451	79,051
FLIR Systems, Inc.	87	4,029
IPG Photonics Corp. *	264	35,257
Littelfuse, Inc.	150	27,174
Motorola Solutions, Inc.	129	15,810
National Instruments Corp.	670	32,810
NCR Corp. *	716	19,225
NetApp, Inc.	1,916	150,387
Palo Alto Networks, Inc. *	655	119,891
Pure Storage, Inc., Class A *	1,223	24,680
Ubiquiti Networks, Inc.	145	13,498
Zebra Technologies Corp., Class A *	386	64,192
		8,789,257

Telecommunication Services 0.1%
T-Mobile US, Inc. *	1,470	100,768
Zayo Group Holdings, Inc. *	1,442	43,087
		143,855

Transportation 2.7%
C.H. Robinson Worldwide, Inc.	1,011	90,009
CSX Corp.	2,810	193,497
Delta Air Lines, Inc.	1,170	64,034
Expeditors International of Washington, Inc.	1,274	85,587
FedEx Corp.	1,812	399,256
Genesee & Wyoming, Inc., Class A *	94	7,448
JB Hunt Transport Services, Inc.	642	71,012
Landstar System, Inc.	302	30,227
Old Dominion Freight Line, Inc.	476	62,080
Schneider National, Inc., Class B	49	1,072
Southwest Airlines Co.	2,735	134,288
Union Pacific Corp.	4,979	728,029
United Parcel Service, Inc., Class B	5,059	538,986
XPO Logistics, Inc. *	918	82,051
		2,487,576
Total Common Stock
(Cost $91,993,901)		92,440,847

Other Investment Company 0.3% of net assets

Money Market Fund 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.09% (b)	272,816	272,816
Total Other Investment Company
(Cost $272,816)		272,816

60
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
Russell 1000 Growth Index, e-mini, expires 12/21/18	5	356,975	6,930
*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	The rate shown is the 7-day yield.
61
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.6% of net assets

Automobiles & Components 0.9%
Adient plc	504	15,332
Aptiv plc	186	14,285
BorgWarner, Inc.	1,120	44,139
Ford Motor Co.	21,006	200,607
Garrett Motion, Inc. *	141	2,139
General Motors Co.	7,047	257,850
Gentex Corp.	471	9,914
Harley-Davidson, Inc.	889	33,978
Lear Corp.	313	41,598
The Goodyear Tire & Rubber Co.	1,271	26,767
Thor Industries, Inc.	42	2,925
Visteon Corp. *	60	4,742
		654,276

Banks 11.5%
Associated Banc-Corp.	913	21,163
Bank of America Corp.	50,074	1,377,035
Bank of Hawaii Corp.	229	17,963
Bank OZK	644	17,620
BankUnited, Inc.	565	18,701
BB&T Corp.	4,192	206,079
BOK Financial Corp.	137	11,745
CIT Group, Inc.	614	29,091
Citigroup, Inc.	13,542	886,459
Citizens Financial Group, Inc.	2,563	95,728
Comerica, Inc.	869	70,876
Commerce Bancshares, Inc.	507	32,245
Cullen/Frost Bankers, Inc.	303	29,670
East West Bancorp, Inc.	714	37,442
F.N.B. Corp.	1,743	20,620
Fifth Third Bancorp	3,594	97,002
First Citizens BancShares, Inc., Class A	42	17,918
First Hawaiian, Inc.	564	13,976
First Horizon National Corp.	1,740	28,084
First Republic Bank	864	78,615
Huntington Bancshares, Inc.	5,898	84,518
JPMorgan Chase & Co.	17,990	1,961,270
KeyCorp	5,682	103,185
M&T Bank Corp.	778	128,689
New York Community Bancorp, Inc.	2,520	24,142
PacWest Bancorp	664	26,972
People's United Financial, Inc.	1,990	31,163
Pinnacle Financial Partners, Inc.	232	12,134
Popular, Inc.	538	27,981
Prosperity Bancshares, Inc.	352	22,891
Regions Financial Corp.	5,926	100,564
Signature Bank	106	11,649
Sterling Bancorp	1,210	21,756
SunTrust Banks, Inc.	2,502	156,775
SVB Financial Group *	66	15,657
Synovus Financial Corp.	571	21,447
TCF Financial Corp.	866	18,082
Texas Capital Bancshares, Inc. *	97	6,327
TFS Financial Corp.	257	3,780
Security	Number of Shares	Value ($)
The PNC Financial Services Group, Inc.	2,491	320,069
U.S. Bancorp	8,267	432,116
Umpqua Holdings Corp.	1,193	22,906
Webster Financial Corp.	489	28,773
Wells Fargo & Co.	23,342	1,242,495
Western Alliance Bancorp *	209	10,082
Wintrust Financial Corp.	294	22,385
Zions Bancorp NA	1,032	48,556
		8,014,396

Capital Goods 5.4%
3M Co.	503	95,701
Acuity Brands, Inc.	211	26,510
AECOM *	854	24,886
AGCO Corp.	356	19,950
Air Lease Corp.	482	18,364
Allegion plc	92	7,887
AMETEK, Inc.	984	66,007
Arconic, Inc.	2,315	47,064
Carlisle Cos., Inc.	312	30,136
Caterpillar, Inc.	257	31,179
Colfax Corp. *	464	13,006
Crane Co.	265	23,066
Cummins, Inc.	530	72,446
Curtiss-Wright Corp.	224	24,519
Donaldson Co., Inc.	45	2,308
Dover Corp.	776	64,284
Eaton Corp. plc	2,349	168,353
Emerson Electric Co.	982	66,658
Flowserve Corp.	713	32,727
Fluor Corp.	750	32,895
Fortive Corp.	130	9,652
Fortune Brands Home & Security, Inc.	436	19,546
Gardner Denver Holdings, Inc. *	392	10,607
Gates Industrial Corp. plc *	245	3,687
General Dynamics Corp.	769	132,714
General Electric Co.	46,354	468,175
GrafTech International Ltd.	290	5,185
HD Supply Holdings, Inc. *	698	26,224
Hexcel Corp.	368	21,535
Honeywell International, Inc.	1,523	220,561
Hubbell, Inc.	94	9,560
Huntington Ingalls Industries, Inc.	31	6,773
IDEX Corp.	26	3,297
Ingersoll-Rand plc	607	58,236
ITT, Inc.	469	23,684
Jacobs Engineering Group, Inc.	683	51,286
Johnson Controls International plc	4,969	158,859
L3 Technologies, Inc.	416	78,819
Lennox International, Inc.	10	2,109
Lockheed Martin Corp.	116	34,087
Masco Corp.	518	15,540
MSC Industrial Direct Co., Inc., Class A	132	10,700
Nordson Corp.	23	2,821
nVent Electric plc	863	21,074
Oshkosh Corp.	384	21,558
Owens Corning	588	27,795
PACCAR, Inc.	1,847	105,667

62
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Parker-Hannifin Corp.	581	88,097
Pentair plc	847	34,007
Quanta Services, Inc. *	574	17,909
Regal Beloit Corp.	233	16,706
Resideo Technologies, Inc. *	252	5,308
Rockwell Collins, Inc.	761	97,423
Roper Technologies, Inc.	439	124,193
Sensata Technologies Holding plc *	415	19,463
Snap-on, Inc.	306	47,106
Stanley Black & Decker, Inc.	832	96,945
Teledyne Technologies, Inc. *	188	41,601
Terex Corp.	350	11,686
Textron, Inc.	1,106	59,315
The Middleby Corp. *	121	13,588
The Timken Co.	375	14,831
Trinity Industries, Inc.	772	22,041
United Technologies Corp.	4,023	499,697
Univar, Inc. *	530	13,049
USG Corp.	444	18,746
Valmont Industries, Inc.	116	14,420
Wabtec Corp.	295	24,196
Watsco, Inc.	32	4,742
WESCO International, Inc. *	253	12,696
Xylem, Inc.	423	27,740
		3,743,202

Commercial & Professional Services 0.6%
ADT, Inc.	555	4,296
Clean Harbors, Inc. *	278	18,915
Equifax, Inc.	465	47,170
IHS Markit Ltd. *	2,055	107,949
KAR Auction Services, Inc.	46	2,619
ManpowerGroup, Inc.	344	26,244
Nielsen Holdings plc	1,923	49,959
Republic Services, Inc.	1,106	80,384
Stericycle, Inc. *	442	22,087
The Dun & Bradstreet Corp.	114	16,220
Waste Management, Inc.	349	31,225
		407,068

Consumer Durables & Apparel 0.8%
Brunswick Corp.	413	21,472
Columbia Sportswear Co.	145	13,091
D.R. Horton, Inc.	767	27,581
Garmin Ltd.	610	40,358
Hasbro, Inc.	137	12,564
Leggett & Platt, Inc.	711	25,816
Lennar Corp., B Shares	44	1,574
Lennar Corp., Class A	713	30,645
Mattel, Inc. *	1,424	19,338
Michael Kors Holdings Ltd. *	348	19,283
Mohawk Industries, Inc. *	333	41,535
Newell Brands, Inc.	2,362	37,509
PulteGroup, Inc.	942	23,145
PVH Corp.	408	49,282
Ralph Lauren Corp.	298	38,624
Skechers U.S.A., Inc., Class A *	383	10,942
Tapestry, Inc.	1,238	52,380
Toll Brothers, Inc.	363	12,219
Under Armour, Inc., Class A *	214	4,731
Under Armour, Inc., Class C *	286	5,671
VF Corp.	398	32,986
Whirlpool Corp.	338	37,099
		557,845

Security	Number of Shares	Value ($)
Consumer Services 1.9%
Aramark	1,307	46,947
Bright Horizons Family Solutions, Inc. *	50	5,746
Caesars Entertainment Corp. *	3,212	27,591
Carnival Corp.	2,181	122,223
Darden Restaurants, Inc.	335	35,694
Extended Stay America, Inc.	422	6,870
Graham Holdings Co., Class B	22	12,783
H&R Block, Inc.	907	24,072
Hyatt Hotels Corp., Class A	230	15,916
International Game Technology plc	514	9,535
Las Vegas Sands Corp.	748	38,170
McDonald's Corp.	3,370	596,153
MGM Resorts International	2,456	65,526
Norwegian Cruise Line Holdings Ltd. *	1,078	47,508
Royal Caribbean Cruises Ltd.	892	93,419
Service Corp. International	504	20,901
Yum China Holdings, Inc.	1,822	65,738
Yum! Brands, Inc.	1,207	109,125
		1,343,917

Diversified Financials 7.2%
Affiliated Managers Group, Inc.	292	33,189
AGNC Investment Corp.	2,574	45,920
Ally Financial, Inc.	2,271	57,706
American Express Co.	1,212	124,509
Ameriprise Financial, Inc.	642	81,688
Annaly Capital Management, Inc.	6,805	67,165
AXA Equitable Holdings, Inc.	742	15,055
Berkshire Hathaway, Inc., Class B *	9,106	1,869,280
BGC Partners, Inc., Class A	1,471	15,578
BlackRock, Inc.	659	271,126
Capital One Financial Corp.	2,360	210,748
Cboe Global Markets, Inc.	50	5,643
Chimera Investment Corp.	1,012	18,823
CME Group, Inc.	1,664	304,911
Credit Acceptance Corp. *	5	2,122
Discover Financial Services	998	69,531
E*TRADE Financial Corp.	1,074	53,077
Franklin Resources, Inc.	1,652	50,386
Interactive Brokers Group, Inc., Class A	29	1,433
Intercontinental Exchange, Inc.	1,482	114,173
Invesco Ltd.	2,185	47,436
Jefferies Financial Group, Inc.	1,622	34,824
Lazard Ltd., Class A	47	1,868
Legg Mason, Inc.	450	12,699
MFA Financial, Inc.	2,441	16,916
Morgan Stanley	6,613	301,950
Nasdaq, Inc.	618	53,587
Navient Corp.	1,402	16,235
New Residential Investment Corp.	1,796	32,112
Northern Trust Corp.	813	76,479
OneMain Holdings, Inc. *	388	11,066
Raymond James Financial, Inc.	494	37,885
Santander Consumer USA Holdings, Inc.	553	10,369
SLM Corp. *	2,336	23,687
Starwood Property Trust, Inc.	1,396	30,321
State Street Corp.	1,894	130,212
Synchrony Financial	2,586	74,684
T. Rowe Price Group, Inc.	92	8,923
The Bank of New York Mellon Corp.	4,970	235,230
The Goldman Sachs Group, Inc.	1,903	428,879
Two Harbors Investment Corp.	1,307	19,200
Voya Financial, Inc.	799	34,964
		5,051,589

63
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Energy 10.0%
Anadarko Petroleum Corp.	1,842	97,994
Antero Resources Corp. *	605	9,614
Apache Corp.	1,924	72,785
Apergy Corp. *	420	16,376
Baker Hughes, a GE Co.	2,223	59,332
Cabot Oil & Gas Corp.	607	14,708
Centennial Resource Development, Inc., Class A *	990	18,968
Cheniere Energy, Inc. *	374	22,593
Chesapeake Energy Corp. *	4,902	17,206
Chevron Corp.	10,242	1,143,519
Cimarex Energy Co.	443	35,205
CNX Resources Corp. *	1,114	17,434
Concho Resources, Inc. *	911	126,711
ConocoPhillips	6,298	440,230
Continental Resources, Inc. *	237	12,485
Devon Energy Corp.	2,721	88,160
Diamondback Energy, Inc.	389	43,708
Energen Corp. *	470	33,826
EOG Resources, Inc.	2,757	290,422
EQT Corp.	1,423	48,339
Extraction Oil & Gas, Inc. *	614	4,906
Exxon Mobil Corp.	22,786	1,815,589
Helmerich & Payne, Inc.	569	35,443
Hess Corp.	1,423	81,680
HollyFrontier Corp.	872	58,808
Kinder Morgan, Inc.	10,196	173,536
Kosmos Energy Ltd. *	1,026	6,659
Marathon Oil Corp.	4,574	86,860
Marathon Petroleum Corp.	3,604	253,902
Murphy Oil Corp.	885	28,196
Nabors Industries Ltd.	1,868	9,284
National Oilwell Varco, Inc.	2,056	75,661
Newfield Exploration Co. *	689	13,918
Noble Energy, Inc.	2,585	64,237
Occidental Petroleum Corp.	4,115	275,993
ONEOK, Inc.	1,287	84,427
Parsley Energy, Inc., Class A *	436	10,211
Patterson-UTI Energy, Inc.	1,182	19,669
PBF Energy, Inc., Class A	645	26,993
Phillips 66	2,265	232,887
Pioneer Natural Resources Co.	404	59,497
QEP Resources, Inc. *	1,266	11,280
Range Resources Corp.	1,141	18,085
RPC, Inc.	169	2,515
Schlumberger Ltd.	7,452	382,362
SM Energy Co.	591	14,385
Targa Resources Corp.	1,195	61,746
The Williams Cos., Inc.	6,532	158,924
Transocean Ltd. *	2,305	25,378
Valero Energy Corp.	2,319	211,238
Weatherford International plc *	5,345	7,216
Whiting Petroleum Corp. *	483	18,016
WPX Energy, Inc. *	2,110	33,844
		6,972,960

Food & Staples Retailing 1.9%
Casey's General Stores, Inc.	195	24,591
The Kroger Co.	4,266	126,956
U.S. Foods Holding Corp. *	1,087	31,708
Walgreens Boots Alliance, Inc.	4,550	362,954
Walmart, Inc.	7,668	768,947
		1,315,156

Security	Number of Shares	Value ($)
Food, Beverage & Tobacco 3.7%
Archer-Daniels-Midland Co.	3,003	141,892
Bunge Ltd.	752	46,474
Campbell Soup Co.	291	10,886
ConAgra Brands, Inc.	2,510	89,356
Flowers Foods, Inc.	960	18,538
General Mills, Inc.	3,023	132,407
Hormel Foods Corp.	1,453	63,409
Ingredion, Inc.	386	39,055
Kellogg Co.	670	43,872
Lamb Weston Holdings, Inc.	790	61,746
McCormick & Co., Inc. - Non Voting Shares	613	88,272
Molson Coors Brewing Co., Class B	926	59,264
Mondelez International, Inc., Class A	7,784	326,772
PepsiCo, Inc.	865	97,209
Philip Morris International, Inc.	8,352	735,561
Pilgrim's Pride Corp. *	276	4,874
Post Holdings, Inc. *	153	13,528
Seaboard Corp.	1	3,865
The Coca-Cola Co.	4,608	220,631
The Hain Celestial Group, Inc. *	521	12,962
The Hershey Co.	66	7,072
The JM Smucker Co.	593	64,234
The Kraft Heinz Co.	3,235	177,828
TreeHouse Foods, Inc. *	292	13,303
Tyson Foods, Inc., Class A	1,566	93,835
		2,566,845

Health Care Equipment & Services 6.7%
Abbott Laboratories	9,202	634,386
Acadia Healthcare Co., Inc. *	463	19,215
Aetna, Inc.	1,094	217,050
Anthem, Inc.	1,403	386,625
Baxter International, Inc.	2,384	149,024
Becton, Dickinson & Co.	1,291	297,575
Boston Scientific Corp. *	1,708	61,727
Cardinal Health, Inc.	1,672	84,603
Centene Corp. *	127	16,551
Cerner Corp. *	943	54,015
Cigna Corp.	760	162,496
CVS Health Corp.	5,465	395,611
Danaher Corp.	3,328	330,803
DaVita, Inc. *	334	22,492
DENTSPLY SIRONA, Inc.	1,180	40,863
Express Scripts Holding Co. *	2,771	268,704
HCA Healthcare, Inc.	434	57,952
Henry Schein, Inc. *	705	58,515
Hill-Rom Holdings, Inc.	128	10,762
Hologic, Inc. *	1,449	56,497
Humana, Inc.	37	11,855
Integra LifeSciences Holdings Corp. *	81	4,339
Laboratory Corp. of America Holdings *	511	82,041
McKesson Corp.	942	117,524
MEDNAX, Inc. *	491	20,273
Medtronic plc	7,278	653,710
Molina Healthcare, Inc. *	58	7,353
Premier, Inc., Class A *	180	8,100
Quest Diagnostics, Inc.	729	68,606
STERIS plc	452	49,408
Teleflex, Inc.	194	46,704
The Cooper Cos., Inc.	217	56,053
Universal Health Services, Inc., Class B	446	54,216
WellCare Health Plans, Inc. *	19	5,244

64
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
West Pharmaceutical Services, Inc.	307	32,517
Zimmer Biomet Holdings, Inc.	1,094	124,267
		4,667,676

Household & Personal Products 2.2%
Church & Dwight Co., Inc.	195	11,577
Colgate-Palmolive Co.	3,727	221,943
Coty, Inc., Class A	2,492	26,290
Energizer Holdings, Inc.	135	7,934
Herbalife Nutrition Ltd. *	472	25,139
Kimberly-Clark Corp.	243	25,345
Nu Skin Enterprises, Inc., Class A	206	14,465
Spectrum Brands Holdings, Inc.	120	7,794
The Clorox Co.	91	13,509
The Procter & Gamble Co.	13,398	1,188,135
		1,542,131

Insurance 4.1%
Aflac, Inc.	4,102	176,673
Alleghany Corp.	67	40,246
American Financial Group, Inc.	388	38,812
American International Group, Inc.	4,089	168,835
American National Insurance Co.	43	5,299
Arch Capital Group Ltd. *	1,758	49,874
Arthur J. Gallagher & Co.	963	71,272
Aspen Insurance Holdings Ltd.	326	13,653
Assurant, Inc.	285	27,705
Assured Guaranty Ltd.	571	22,829
Athene Holding Ltd., Class A *	847	38,725
Axis Capital Holdings Ltd.	393	21,925
Brighthouse Financial, Inc. *	653	25,878
Brown & Brown, Inc.	1,176	33,140
Chubb Ltd.	2,494	311,525
Cincinnati Financial Corp.	827	65,035
CNA Financial Corp.	143	6,202
Erie Indemnity Co., Class A	34	4,409
Everest Re Group Ltd.	129	28,104
Fidelity National Financial, Inc.	1,413	47,265
First American Financial Corp.	578	25,623
Lincoln National Corp.	1,174	70,663
Loews Corp.	1,499	69,793
Markel Corp. *	66	72,154
Marsh & McLennan Cos., Inc.	1,449	122,803
Mercury General Corp.	141	8,363
MetLife, Inc.	4,543	187,126
Old Republic International Corp.	1,527	33,670
Principal Financial Group, Inc.	1,529	71,970
Prudential Financial, Inc.	2,253	211,286
Reinsurance Group of America, Inc.	346	49,260
RenaissanceRe Holdings Ltd.	196	23,943
The Allstate Corp.	1,859	177,943
The Hanover Insurance Group, Inc.	228	25,395
The Hartford Financial Services Group, Inc.	1,926	87,479
The Travelers Cos., Inc.	1,166	145,902
Torchmark Corp.	567	48,002
Unum Group	1,110	40,249
W. R. Berkley Corp.	509	38,633
White Mountains Insurance Group Ltd.	16	14,187
Willis Towers Watson plc	710	101,644
		2,823,494

Materials 3.9%
Air Products & Chemicals, Inc.	1,181	182,287
Albemarle Corp.	585	58,044
Alcoa Corp. *	995	34,815
Security	Number of Shares	Value ($)
AptarGroup, Inc.	331	33,749
Ardagh Group S.A.	108	1,423
Ashland Global Holdings, Inc.	338	25,005
Axalta Coating Systems Ltd. *	676	16,684
Ball Corp.	1,824	81,715
Bemis Co., Inc.	484	22,153
Berry Global Group, Inc. *	347	15,136
Cabot Corp.	327	15,918
Celanese Corp.	272	26,368
CF Industries Holdings, Inc.	1,254	60,230
Domtar Corp.	330	15,282
DowDuPont, Inc.	12,490	673,461
Eagle Materials, Inc.	29	2,141
Eastman Chemical Co.	760	59,546
Ecolab, Inc.	750	114,862
FMC Corp.	423	33,028
Freeport-McMoRan, Inc.	7,753	90,322
Graphic Packaging Holding Co.	1,383	15,227
Huntsman Corp.	1,177	25,753
International Flavors & Fragrances, Inc.	278	40,215
International Paper Co.	1,957	88,770
Linde plc	1,261	208,658
LyondellBasell Industries N.V., Class A	905	80,789
Martin Marietta Materials, Inc.	29	4,967
NewMarket Corp.	4	1,544
Newmont Mining Corp.	2,872	88,802
Nucor Corp.	1,714	101,332
Olin Corp.	902	18,220
Owens-Illinois, Inc. *	866	13,570
Platform Specialty Products Corp. *	565	6,113
PPG Industries, Inc.	1,216	127,789
Reliance Steel & Aluminum Co.	376	29,674
Royal Gold, Inc.	204	15,633
RPM International, Inc.	560	34,255
Sealed Air Corp.	391	12,653
Silgan Holdings, Inc.	287	6,897
Sonoco Products Co.	524	28,600
Steel Dynamics, Inc.	1,028	40,709
The Mosaic Co.	1,881	58,198
The Scotts Miracle-Gro Co.	114	7,608
United States Steel Corp.	960	25,469
Valvoline, Inc.	1,006	20,040
Vulcan Materials Co.	43	4,349
W.R. Grace & Co.	88	5,702
Westlake Chemical Corp.	14	998
WestRock Co.	1,365	58,654
		2,733,357

Media & Entertainment 3.3%
Charter Communications, Inc., Class A *	273	87,461
Cinemark Holdings, Inc.	574	23,861
Comcast Corp., Class A	24,570	937,100
Discovery, Inc., Class A *	819	26,527
Discovery, Inc., Class C *	1,862	54,575
DISH Network Corp., Class A *	1,190	36,581
GCI Liberty, Inc., Class A *	541	25,605
John Wiley & Sons, Inc., Class A	239	12,963
Liberty Broadband Corp., Class A *	135	11,177
Liberty Broadband Corp., Class C *	560	46,441
Liberty Media Corp. - Liberty Formula One, Class A *	128	4,056
Liberty Media Corp. - Liberty Formula One, Class C *	1,072	35,462
Liberty Media Corp. - Liberty SiriusXM, Class A *	461	19,012
Liberty Media Corp. - Liberty SiriusXM, Class C *	901	37,184

65
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Lions Gate Entertainment Corp., Class A	244	4,675
Lions Gate Entertainment Corp., Class B	473	8,415
News Corp., Class A	2,068	27,277
News Corp., Class B	631	8,418
Omnicom Group, Inc.	402	29,877
Take-Two Interactive Software, Inc. *	252	32,475
The Interpublic Group of Cos., Inc.	1,846	42,753
The Madison Square Garden Co., Class A *	89	24,619
The Walt Disney Co.	2,279	261,698
Tribune Media Co., Class A	473	17,979
Twenty-First Century Fox, Inc., Class A	5,613	255,504
Twenty-First Century Fox, Inc., Class B	2,622	118,462
Viacom, Inc., Class A	62	2,193
Viacom, Inc., Class B	1,884	60,250
Zillow Group, Inc., Class A *	84	3,391
Zillow Group, Inc., Class C *	181	7,287
Zynga, Inc., Class A *	4,038	14,698
		2,277,976

Pharmaceuticals, Biotechnology & Life Sciences 8.5%
Agilent Technologies, Inc.	1,727	111,892
Agios Pharmaceuticals, Inc. *	17	1,072
Alexion Pharmaceuticals, Inc. *	196	21,966
Allergan plc	1,822	287,894
Alnylam Pharmaceuticals, Inc. *	51	4,102
Amgen, Inc.	204	39,329
Bio-Rad Laboratories, Inc., Class A *	113	30,832
Biogen, Inc. *	57	17,343
Bluebird Bio, Inc. *	89	10,208
Bristol-Myers Squibb Co.	4,121	208,275
Bruker Corp.	329	10,308
Catalent, Inc. *	599	24,164
Charles River Laboratories International, Inc. *	71	8,649
Eli Lilly & Co.	1,967	213,302
Gilead Sciences, Inc.	1,779	121,292
IQVIA Holdings, Inc. *	876	107,687
Jazz Pharmaceuticals plc *	27	4,288
Johnson & Johnson	11,841	1,657,622
Merck & Co., Inc.	13,361	983,503
Mylan N.V. *	2,757	86,156
PerkinElmer, Inc.	593	51,283
Perrigo Co., plc	684	48,085
Pfizer, Inc.	31,203	1,343,601
QIAGEN N.V. *	1,195	43,379
Thermo Fisher Scientific, Inc.	2,027	473,609
United Therapeutics Corp. *	230	25,498
Waters Corp. *	28	5,311
		5,940,650

Real Estate 4.7%
Alexandria Real Estate Equities, Inc.	522	63,804
American Campus Communities, Inc.	734	29,000
American Homes 4 Rent, Class A	1,387	29,224
Apartment Investment & Management Co., Class A	847	36,455
Apple Hospitality REIT, Inc.	1,172	18,951
AvalonBay Communities, Inc.	746	130,834
Boston Properties, Inc.	829	100,110
Brandywine Realty Trust	916	12,879
Brixmor Property Group, Inc.	1,635	26,487
Brookfield Property REIT, Inc., Class A	824	15,895
Camden Property Trust	477	43,059
CBRE Group, Inc., Class A *	876	35,294
Colony Capital, Inc.	2,520	14,792
Columbia Property Trust, Inc.	619	13,897
Corporate Office Properties Trust	552	14,264
Security	Number of Shares	Value ($)
Crown Castle International Corp.	554	60,242
CubeSmart	992	28,748
CyrusOne, Inc.	554	29,489
Digital Realty Trust, Inc.	1,104	113,999
Douglas Emmett, Inc.	863	31,232
Duke Realty Corp.	1,902	52,438
Empire State Realty Trust, Inc., Class A	719	11,403
EPR Properties	396	27,221
Equity Commonwealth	635	18,910
Equity Residential	1,933	125,568
Essex Property Trust, Inc.	350	87,773
Extra Space Storage, Inc.	92	8,286
Federal Realty Investment Trust	397	49,248
Forest City Realty Trust, Inc., Class A	1,150	28,934
Gaming & Leisure Properties, Inc.	697	23,482
HCP, Inc.	2,530	69,702
Healthcare Trust of America, Inc., Class A	1,113	29,227
Highwoods Properties, Inc.	544	23,196
Hospitality Properties Trust	885	22,674
Host Hotels & Resorts, Inc.	3,940	75,293
Hudson Pacific Properties, Inc.	711	21,543
Invitation Homes, Inc.	1,604	35,096
Iron Mountain, Inc.	1,526	46,711
JBG SMITH Properties	567	21,251
Jones Lang LaSalle, Inc.	248	32,800
Kilroy Realty Corp.	521	35,886
Kimco Realty Corp.	2,180	35,076
Lamar Advertising Co., Class A	45	3,299
Liberty Property Trust	783	32,784
Life Storage, Inc.	234	22,033
Medical Properties Trust, Inc.	1,955	29,051
Mid-America Apartment Communities, Inc.	606	59,212
National Retail Properties, Inc.	837	39,130
Omega Healthcare Investors, Inc.	960	32,016
Outfront Media, Inc.	762	13,503
Paramount Group, Inc.	1,132	16,176
Park Hotels & Resorts, Inc.	1,070	31,105
Prologis, Inc.	3,361	216,684
Rayonier, Inc.	693	20,929
Realogy Holdings Corp.	645	12,300
Realty Income Corp.	1,558	93,901
Regency Centers Corp.	812	51,448
Retail Properties of America, Inc., Class A	1,176	14,430
Retail Value, Inc. *	90	2,521
Senior Housing Properties Trust	1,256	20,184
Simon Property Group, Inc.	134	24,592
SITE Centers Corp.	810	10,068
SL Green Realty Corp.	446	40,702
Spirit Realty Capital, Inc.	2,246	17,564
STORE Capital Corp.	989	28,711
Sun Communities, Inc.	452	45,412
The Howard Hughes Corp. *	129	14,386
The Macerich Co.	727	37,528
UDR, Inc.	1,433	56,159
Uniti Group, Inc.	873	16,709
Ventas, Inc.	1,914	111,089
VEREIT, Inc.	5,189	38,035
VICI Properties, Inc.	1,995	43,072
Vornado Realty Trust	927	63,110
Weingarten Realty Investors	631	17,744
Welltower, Inc.	2,002	132,272
Weyerhaeuser Co.	4,066	108,278
WP Carey, Inc.	569	37,560
		3,284,070

66
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Retailing 1.6%
Advance Auto Parts, Inc.	261	41,697
AutoNation, Inc. *	290	11,739
AutoZone, Inc. *	18	13,202
Best Buy Co., Inc.	964	67,634
CarMax, Inc. *	373	25,330
Dick's Sporting Goods, Inc.	402	14,219
Dollar Tree, Inc. *	1,045	88,094
eBay, Inc. *	3,934	114,204
Foot Locker, Inc.	623	29,368
Genuine Parts Co.	766	75,007
Kohl's Corp.	898	68,006
L Brands, Inc.	1,011	32,777
LKQ Corp. *	1,415	38,587
Macy's, Inc.	1,635	56,064
Penske Automotive Group, Inc.	192	8,521
Qurate Retail, Inc. *	2,274	49,892
Target Corp.	2,882	241,022
The Gap, Inc.	1,106	30,194
The Michaels Cos., Inc. *	507	8,036
Tiffany & Co.	551	61,326
Williams-Sonoma, Inc.	345	20,486
		1,095,405

Semiconductors & Semiconductor Equipment 3.4%
Analog Devices, Inc.	1,669	139,712
Broadcom, Inc.	925	206,728
Cypress Semiconductor Corp.	622	8,049
First Solar, Inc. *	443	18,517
Intel Corp.	24,820	1,163,562
Marvell Technology Group Ltd.	2,135	35,035
Micron Technology, Inc. *	1,358	51,224
NXP Semiconductors N.V.	1,754	131,532
Qorvo, Inc. *	682	50,134
QUALCOMM, Inc.	7,968	501,108
Skyworks Solutions, Inc.	283	24,553
Teradyne, Inc.	847	29,179
		2,359,333

Software & Services 2.9%
Akamai Technologies, Inc. *	61	4,407
Amdocs Ltd.	764	48,338
Aspen Technology, Inc. *	21	1,783
Autodesk, Inc. *	188	24,299
Booz Allen Hamilton Holding Corp.	44	2,180
CA, Inc.	1,694	75,146
Cognizant Technology Solutions Corp., Class A	311	21,468
Conduent, Inc. *	1,004	19,176
CoreLogic, Inc. *	173	7,027
Dell Technologies, Inc., Class V *	1,001	90,480
DXC Technology Co.	1,505	109,609
Euronet Worldwide, Inc. *	132	14,676
Fidelity National Information Services, Inc.	1,625	169,162
FireEye, Inc. *	358	6,619
Genpact Ltd.	500	13,705
International Business Machines Corp.	1,390	160,448
Leidos Holdings, Inc.	769	49,816
LogMeIn, Inc.	89	7,665
Microsoft Corp.	2,159	230,603
Nuance Communications, Inc. *	1,545	26,868
Oracle Corp.	13,602	664,322
Pluralsight, Inc., Class A *	22	493
Sabre Corp.	277	6,828
SS&C Technologies Holdings, Inc.	76	3,888
Symantec Corp.	3,326	60,367
Security	Number of Shares	Value ($)
Synopsys, Inc. *	717	64,193
Teradata Corp. *	182	6,625
The Western Union Co.	1,724	31,101
Worldpay, Inc., Class A *	1,460	134,086
		2,055,378

Technology Hardware & Equipment 3.1%
ARRIS International plc *	924	22,980
Arrow Electronics, Inc. *	471	31,891
Avnet, Inc.	624	25,004
Cisco Systems, Inc.	25,310	1,157,933
Coherent, Inc. *	35	4,310
CommScope Holding Co., Inc. *	1,014	24,397
Corning, Inc.	4,285	136,906
Dolby Laboratories, Inc., Class A	335	23,051
EchoStar Corp., Class A *	252	10,219
FLIR Systems, Inc.	654	30,287
Hewlett Packard Enterprise Co.	8,147	124,242
HP, Inc.	8,652	208,859
Jabil, Inc.	880	21,762
Juniper Networks, Inc.	1,838	53,798
Keysight Technologies, Inc. *	1,006	57,422
Littelfuse, Inc.	22	3,986
Motorola Solutions, Inc.	774	94,861
National Instruments Corp.	115	5,632
NCR Corp. *	125	3,356
Trimble, Inc. *	1,336	49,940
Western Digital Corp.	1,621	69,816
Xerox Corp.	1,191	33,193
		2,193,845

Telecommunication Services 3.8%
AT&T, Inc.	39,100	1,199,588
CenturyLink, Inc.	5,137	106,028
Sprint Corp. *	3,486	21,334
T-Mobile US, Inc. *	569	39,005
Telephone & Data Systems, Inc.	515	15,877
United States Cellular Corp. *	76	3,631
Verizon Communications, Inc.	22,247	1,270,081
		2,655,544

Transportation 1.6%
Alaska Air Group, Inc.	646	39,677
AMERCO	36	11,753
American Airlines Group, Inc.	2,228	78,158
Copa Holdings S.A., Class A	163	11,806
CSX Corp.	2,328	160,306
Delta Air Lines, Inc.	2,575	140,930
Genesee & Wyoming, Inc., Class A *	250	19,808
JetBlue Airways Corp. *	1,691	28,291
Kansas City Southern	553	56,384
Kirby Corp. *	313	22,517
Knight-Swift Transportation Holdings, Inc.	698	22,336
Macquarie Infrastructure Corp.	435	16,073
Norfolk Southern Corp.	1,522	255,437
Ryder System, Inc.	282	15,598
Schneider National, Inc., Class B	215	4,702
Southwest Airlines Co.	811	39,820
Union Pacific Corp.	327	47,814
United Continental Holdings, Inc. *	1,316	112,531
		1,083,941

67
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Utilities 5.9%
AES Corp.	3,528	51,438
Alliant Energy Corp.	1,247	53,596
Ameren Corp.	1,306	84,341
American Electric Power Co., Inc.	2,654	194,697
American Water Works Co., Inc.	971	85,963
Aqua America, Inc.	962	31,294
Atmos Energy Corp.	582	54,173
Avangrid, Inc.	305	14,338
CenterPoint Energy, Inc.	2,653	71,658
CMS Energy Corp.	1,513	74,924
Consolidated Edison, Inc.	1,677	127,452
Dominion Energy, Inc.	3,504	250,256
DTE Energy Co.	969	108,916
Duke Energy Corp.	3,831	316,556
Edison International	1,703	118,171
Entergy Corp.	967	81,180
Evergy, Inc.	1,452	81,297
Eversource Energy	1,695	107,226
Exelon Corp.	5,191	227,418
FirstEnergy Corp.	2,607	97,189
Hawaiian Electric Industries, Inc.	573	21,373
MDU Resources Group, Inc.	1,045	26,083
National Fuel Gas Co.	435	23,616
NextEra Energy, Inc.	2,535	437,287
NiSource, Inc.	1,948	49,401
NRG Energy, Inc.	1,632	59,062
OGE Energy Corp.	1,070	38,680
PG&E Corp. *	2,781	130,179
Pinnacle West Capital Corp.	603	49,597
PPL Corp.	3,769	114,578
Public Service Enterprise Group, Inc.	2,715	145,062
SCANA Corp.	773	30,959
Sempra Energy	1,475	162,427
The Southern Co.	5,444	245,143
UGI Corp.	924	49,027
Vectren Corp.	448	32,045
Vistra Energy Corp. *	2,204	49,877
WEC Energy Group, Inc.	1,693	115,801
Xcel Energy, Inc.	2,738	134,189
		4,146,469
Total Common Stock
(Cost $71,130,258)		69,486,523

Other Investment Companies 0.3% of net assets

Equity Fund 0.0%
iShares Russell 1000 Value ETF	200	23,890

Money Market Fund 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.09% (a)	194,280	194,280
Total Other Investment Companies
(Cost $218,300)		218,170

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
Russell 1000 Value Index, e-mini, expires 12/21/18	4	235,840	880
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust

68
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 0.9%
Adient plc	2,264	68,872
Aptiv plc	6,478	497,511
BorgWarner, Inc.	5,142	202,646
Gentex Corp.	6,561	138,109
Harley-Davidson, Inc.	4,064	155,326
Lear Corp.	1,609	213,836
The Goodyear Tire & Rubber Co.	5,789	121,916
Thor Industries, Inc.	1,219	84,891
Visteon Corp. *	711	56,198
		1,539,305

Banks 4.5%
Associated Banc-Corp.	4,173	96,730
Bank of Hawaii Corp.	1,018	79,852
Bank OZK	2,951	80,739
BankUnited, Inc.	2,550	84,405
BOK Financial Corp.	790	67,727
CIT Group, Inc.	2,757	130,627
Citizens Financial Group, Inc.	11,653	435,240
Comerica, Inc.	4,197	342,307
Commerce Bancshares, Inc.	2,309	146,852
Cullen/Frost Bankers, Inc.	1,392	136,305
East West Bancorp, Inc.	3,518	184,484
F.N.B. Corp.	7,978	94,380
Fifth Third Bancorp	16,360	441,556
First Citizens BancShares, Inc., Class A	192	81,913
First Hawaiian, Inc.	2,599	64,403
First Horizon National Corp.	7,881	127,199
First Republic Bank	3,925	357,136
Huntington Bancshares, Inc.	26,811	384,202
KeyCorp	25,864	469,690
M&T Bank Corp.	3,543	586,048
New York Community Bancorp, Inc.	11,744	112,507
PacWest Bancorp	2,987	121,332
People's United Financial, Inc.	9,014	141,159
Pinnacle Financial Partners, Inc.	1,846	96,546
Popular, Inc.	2,454	127,633
Prosperity Bancshares, Inc.	1,642	106,779
Regions Financial Corp.	26,974	457,749
Signature Bank	1,316	144,628
Sterling Bancorp	5,486	98,638
SunTrust Banks, Inc.	11,369	712,382
SVB Financial Group *	1,297	307,687
Synovus Financial Corp.	2,829	106,257
TCF Financial Corp.	4,068	84,940
Texas Capital Bancshares, Inc. *	1,216	79,320
TFS Financial Corp.	1,190	17,505
Umpqua Holdings Corp.	5,371	103,123
Webster Financial Corp.	2,241	131,860
Western Alliance Bancorp *	2,387	115,149
Wintrust Financial Corp.	1,358	103,398
Zions Bancorp NA	4,678	220,100
		7,780,487

Security	Number of Shares	Value ($)
Capital Goods 9.2%
A.O. Smith Corp.	3,466	157,807
Acuity Brands, Inc.	970	121,871
AECOM *	3,878	113,005
AGCO Corp.	1,624	91,009
Air Lease Corp.	2,373	90,411
Allegion plc	2,330	199,751
Allison Transmission Holdings, Inc.	2,813	123,997
AMETEK, Inc.	5,591	375,044
Arconic, Inc.	10,559	214,664
Armstrong World Industries, Inc. *	1,108	68,419
BWX Technologies, Inc.	2,419	141,415
Carlisle Cos., Inc.	1,420	137,158
Colfax Corp. *	2,100	58,863
Crane Co.	1,225	106,624
Cummins, Inc.	3,738	510,947
Curtiss-Wright Corp.	1,079	118,107
Donaldson Co., Inc.	3,161	162,096
Dover Corp.	3,551	294,165
Fastenal Co.	7,034	361,618
Flowserve Corp.	3,212	147,431
Fluor Corp.	3,437	150,747
Fortive Corp.	7,183	533,338
Fortune Brands Home & Security, Inc.	3,483	156,143
Gardner Denver Holdings, Inc. *	2,567	69,463
Gates Industrial Corp. plc *	1,027	15,456
Graco, Inc.	4,040	164,145
GrafTech International Ltd.	1,394	24,925
Harris Corp.	2,899	431,110
HD Supply Holdings, Inc. *	4,521	169,854
HEICO Corp.	952	79,806
HEICO Corp., Class A	1,846	123,054
Hexcel Corp.	2,131	124,706
Hubbell, Inc.	1,328	135,058
Huntington Ingalls Industries, Inc.	1,037	226,564
IDEX Corp.	1,875	237,787
Ingersoll-Rand plc	5,998	575,448
ITT, Inc.	2,122	107,161
Jacobs Engineering Group, Inc.	3,122	234,431
L3 Technologies, Inc.	1,913	362,456
Lennox International, Inc.	872	183,896
Lincoln Electric Holdings, Inc.	1,539	124,520
Masco Corp.	7,596	227,880
MSC Industrial Direct Co., Inc., Class A	1,085	87,950
Nordson Corp.	1,416	173,701
nVent Electric plc	3,926	95,873
Oshkosh Corp.	1,791	100,547
Owens Corning	2,676	126,495
PACCAR, Inc.	8,412	481,251
Parker-Hannifin Corp.	3,247	492,343
Pentair plc	3,880	155,782
Quanta Services, Inc. *	3,677	114,722
Regal Beloit Corp.	1,048	75,142
Rockwell Automation, Inc.	3,001	494,355
Rockwell Collins, Inc.	4,005	512,720
Roper Technologies, Inc.	2,476	700,460
Sensata Technologies Holding plc *	4,109	192,712
Snap-on, Inc.	1,375	211,667

69
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Spirit AeroSystems Holdings, Inc., Class A	2,595	218,006
Stanley Black & Decker, Inc.	3,781	440,562
Teledyne Technologies, Inc. *	869	192,292
Terex Corp.	1,615	53,925
Textron, Inc.	6,082	326,178
The Middleby Corp. *	1,331	149,471
The Timken Co.	1,658	65,574
The Toro Co.	2,522	142,064
TransDigm Group, Inc. *	1,191	393,328
Trinity Industries, Inc.	3,567	101,838
United Rentals, Inc. *	2,023	242,902
Univar, Inc. *	2,844	70,019
USG Corp.	2,004	84,609
Valmont Industries, Inc.	540	67,127
W.W. Grainger, Inc.	1,109	314,923
WABCO Holdings, Inc. *	1,286	138,181
Wabtec Corp.	2,097	171,996
Watsco, Inc.	783	116,025
Welbilt, Inc. *	3,178	59,492
WESCO International, Inc. *	1,138	57,105
Xylem, Inc.	4,392	288,027
		15,761,714

Commercial & Professional Services 2.4%
ADT, Inc.	2,629	20,348
Cintas Corp.	2,140	389,202
Clean Harbors, Inc. *	1,270	86,411
Copart, Inc. *	4,974	243,278
CoStar Group, Inc. *	876	316,604
Equifax, Inc.	2,931	297,321
IHS Markit Ltd. *	9,349	491,103
KAR Auction Services, Inc.	3,277	186,592
ManpowerGroup, Inc.	1,577	120,309
Nielsen Holdings plc	8,690	225,766
Republic Services, Inc.	5,379	390,946
Robert Half International, Inc.	2,937	177,777
Rollins, Inc.	2,351	139,179
Stericycle, Inc. *	2,018	100,839
The Dun & Bradstreet Corp.	903	128,479
TransUnion	4,504	296,138
Verisk Analytics, Inc. *	3,920	469,773
		4,080,065

Consumer Durables & Apparel 2.9%
Brunswick Corp.	2,122	110,323
Carter's, Inc.	1,116	107,114
Columbia Sportswear Co.	743	67,078
D.R. Horton, Inc.	8,454	304,006
Garmin Ltd.	2,776	183,660
Hanesbrands, Inc.	8,806	151,111
Hasbro, Inc.	2,842	260,640
Leggett & Platt, Inc.	3,210	116,555
Lennar Corp., B Shares	413	14,773
Lennar Corp., Class A	6,995	300,645
lululemon Athletica, Inc. *	2,399	337,611
Mattel, Inc. *	8,404	114,126
Michael Kors Holdings Ltd. *	3,419	189,447
Mohawk Industries, Inc. *	1,520	189,590
Newell Brands, Inc.	10,678	169,567
NVR, Inc. *	77	172,405
Polaris Industries, Inc.	1,437	127,864
PulteGroup, Inc.	6,357	156,192
PVH Corp.	1,884	227,568
Ralph Lauren Corp.	1,340	173,677
Skechers U.S.A., Inc., Class A *	3,261	93,167
Tapestry, Inc.	7,061	298,751
Security	Number of Shares	Value ($)
Tempur Sealy International, Inc. *	1,109	51,247
Toll Brothers, Inc.	3,426	115,319
Under Armour, Inc., Class A *	4,557	100,755
Under Armour, Inc., Class C *	4,595	91,119
VF Corp.	7,922	656,575
Whirlpool Corp.	1,555	170,677
		5,051,562

Consumer Services 3.0%
Aramark	5,953	213,832
Bright Horizons Family Solutions, Inc. *	1,409	161,908
Caesars Entertainment Corp. *	14,442	124,057
Chipotle Mexican Grill, Inc. *	593	272,976
Choice Hotels International, Inc.	839	61,583
Darden Restaurants, Inc.	3,037	323,592
Domino's Pizza, Inc.	1,029	276,585
Dunkin' Brands Group, Inc.	2,030	147,297
Extended Stay America, Inc.	4,625	75,295
frontdoor, Inc. *	1,643	55,944
Graham Holdings Co., Class B	101	58,686
Grand Canyon Education, Inc. *	1,149	143,280
H&R Block, Inc.	5,043	133,841
Hilton Grand Vacations, Inc. *	2,369	63,655
Hilton Worldwide Holdings, Inc.	6,824	485,664
Hyatt Hotels Corp., Class A	1,042	72,106
International Game Technology plc	2,414	44,780
MGM Resorts International	12,284	327,737
Norwegian Cruise Line Holdings Ltd. *	4,960	218,587
Royal Caribbean Cruises Ltd.	4,077	426,984
Service Corp. International	4,238	175,750
ServiceMaster Global Holdings, Inc. *	3,335	143,005
Six Flags Entertainment Corp.	1,740	93,716
The Wendy's Co.	4,566	78,718
Vail Resorts, Inc.	985	247,550
Wyndham Destinations, Inc.	2,409	86,435
Wyndham Hotels & Resorts, Inc.	2,381	117,360
Wynn Resorts Ltd.	2,522	253,713
Yum China Holdings, Inc.	9,059	326,849
		5,211,485

Diversified Financials 5.0%
Affiliated Managers Group, Inc.	1,314	149,349
AGNC Investment Corp.	11,639	207,640
Ally Financial, Inc.	10,367	263,425
Ameriprise Financial, Inc.	3,465	440,887
Annaly Capital Management, Inc.	31,171	307,658
AXA Equitable Holdings, Inc.	3,372	68,418
BGC Partners, Inc., Class A	6,627	70,180
Cboe Global Markets, Inc.	2,737	308,870
Chimera Investment Corp.	4,604	85,634
Credit Acceptance Corp. *	274	116,291
Discover Financial Services	8,377	583,626
E*TRADE Financial Corp.	6,368	314,707
Eaton Vance Corp.	2,826	127,311
Evercore, Inc., Class A	989	80,791
FactSet Research Systems, Inc.	911	203,845
Franklin Resources, Inc.	7,575	231,038
Interactive Brokers Group, Inc., Class A	1,795	88,691
Invesco Ltd.	9,947	215,949
Jefferies Financial Group, Inc.	7,353	157,869
Lazard Ltd., Class A	2,824	112,226
Legg Mason, Inc.	2,058	58,077
LPL Financial Holdings, Inc.	2,131	131,270
MarketAxess Holdings, Inc.	892	187,026
MFA Financial, Inc.	10,824	75,010
Moody's Corp.	4,073	592,540

70
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Morningstar, Inc.	439	54,787
MSCI, Inc.	2,125	319,558
Nasdaq, Inc.	2,826	245,042
Navient Corp.	6,371	73,776
New Residential Investment Corp.	8,227	147,099
Northern Trust Corp.	5,155	484,931
OneMain Holdings, Inc. *	1,875	53,475
Raymond James Financial, Inc.	3,216	246,635
Santander Consumer USA Holdings, Inc.	2,781	52,144
SEI Investments Co.	3,271	174,835
SLM Corp. *	10,681	108,305
Starwood Property Trust, Inc.	6,365	138,248
Synchrony Financial	18,164	524,576
T. Rowe Price Group, Inc.	5,776	560,214
Two Harbors Investment Corp.	6,069	89,154
Virtu Financial, Inc., Class A	1,021	24,218
Voya Financial, Inc.	3,921	171,583
		8,646,908

Energy 4.8%
Antero Resources Corp. *	5,851	92,972
Apache Corp.	9,355	353,900
Apergy Corp. *	1,877	73,184
Cabot Oil & Gas Corp.	10,665	258,413
Centennial Resource Development, Inc., Class A *	4,472	85,684
Cheniere Energy, Inc. *	5,651	341,377
Chesapeake Energy Corp. *	21,891	76,837
Cimarex Energy Co.	2,293	182,225
CNX Resources Corp. *	5,095	79,737
Concho Resources, Inc. *	4,761	662,207
Continental Resources, Inc. *	2,130	112,208
Devon Energy Corp.	12,431	402,764
Diamondback Energy, Inc.	2,415	271,349
Energen Corp. *	2,144	154,304
EQT Corp.	6,495	220,635
Extraction Oil & Gas, Inc. *	2,632	21,030
Helmerich & Payne, Inc.	2,615	162,888
Hess Corp.	6,491	372,583
HollyFrontier Corp.	3,969	267,669
Kosmos Energy Ltd. *	5,818	37,759
Marathon Oil Corp.	20,832	395,600
Murphy Oil Corp.	4,010	127,759
Nabors Industries Ltd.	8,293	41,216
National Oilwell Varco, Inc.	9,356	344,301
Newfield Exploration Co. *	4,879	98,556
Noble Energy, Inc.	11,749	291,963
ONEOK, Inc.	10,033	658,165
Parsley Energy, Inc., Class A *	6,495	152,113
Patterson-UTI Energy, Inc.	5,356	89,124
PBF Energy, Inc., Class A	2,893	121,072
QEP Resources, Inc. *	5,678	50,591
Range Resources Corp.	5,173	81,992
RPC, Inc.	1,370	20,386
SM Energy Co.	2,688	65,426
Targa Resources Corp.	5,444	281,291
The Williams Cos., Inc.	29,755	723,939
Transocean Ltd. *	10,449	115,043
Weatherford International plc *	24,314	32,824
Whiting Petroleum Corp. *	2,202	82,135
WPX Energy, Inc. *	9,664	155,011
		8,158,232

Food & Staples Retailing 0.5%
Casey's General Stores, Inc.	890	112,238
Sprouts Farmers Market, Inc. *	3,063	82,364
Security	Number of Shares	Value ($)
The Kroger Co.	19,414	577,761
U.S. Foods Holding Corp. *	5,276	153,901
		926,264

Food, Beverage & Tobacco 3.1%
Archer-Daniels-Midland Co.	13,654	645,152
Brown-Forman Corp., Class A	1,273	59,029
Brown-Forman Corp., Class B	6,892	319,375
Bunge Ltd.	3,440	212,592
Campbell Soup Co.	4,321	161,649
ConAgra Brands, Inc.	11,445	407,442
Flowers Foods, Inc.	4,411	85,176
Hormel Foods Corp.	6,641	289,813
Ingredion, Inc.	1,736	175,648
Kellogg Co.	6,075	397,791
Keurig Dr Pepper, Inc.	4,380	113,880
Lamb Weston Holdings, Inc.	3,586	280,282
McCormick & Co., Inc. - Non Voting Shares	2,970	427,680
Molson Coors Brewing Co., Class B	4,253	272,192
Pilgrim's Pride Corp. *	1,303	23,011
Post Holdings, Inc. *	1,598	141,295
Seaboard Corp.	6	23,190
The Hain Celestial Group, Inc. *	2,342	58,269
The Hershey Co.	3,439	368,489
The JM Smucker Co.	2,694	291,814
TreeHouse Foods, Inc. *	1,329	60,549
Tyson Foods, Inc., Class A	7,113	426,211
		5,240,529

Health Care Equipment & Services 6.1%
ABIOMED, Inc. *	1,042	355,530
Acadia Healthcare Co., Inc. *	2,108	87,482
Align Technology, Inc. *	1,938	428,686
AmerisourceBergen Corp.	3,854	339,152
athenahealth, Inc. *	978	124,734
Cantel Medical Corp.	890	70,443
Cardinal Health, Inc.	7,603	384,712
Centene Corp. *	4,961	646,517
Cerner Corp. *	7,750	443,920
Chemed Corp.	377	114,732
DaVita, Inc. *	3,184	214,411
DENTSPLY SIRONA, Inc.	5,368	185,894
DexCom, Inc. *	2,140	284,128
Edwards Lifesciences Corp. *	5,139	758,516
Encompass Health Corp.	2,385	160,510
Henry Schein, Inc. *	3,752	311,416
Hill-Rom Holdings, Inc.	1,609	135,285
Hologic, Inc. *	6,644	259,050
ICU Medical, Inc. *	382	97,307
IDEXX Laboratories, Inc. *	2,106	446,725
Insulet Corp. *	1,430	126,140
Integra LifeSciences Holdings Corp. *	1,729	92,623
Laboratory Corp. of America Holdings *	2,494	400,412
Masimo Corp. *	1,096	126,698
MEDNAX, Inc. *	2,252	92,985
Molina Healthcare, Inc. *	1,503	190,535
Penumbra, Inc. *	747	101,592
Premier, Inc., Class A *	1,271	57,195
Quest Diagnostics, Inc.	3,320	312,445
ResMed, Inc.	3,444	364,788
STERIS plc	2,041	223,102
Teleflex, Inc.	1,120	269,629
The Cooper Cos., Inc.	1,188	306,872
Universal Health Services, Inc., Class B	2,042	248,226
Varian Medical Systems, Inc. *	2,231	266,314
Veeva Systems, Inc., Class A *	2,944	268,934

71
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
WellCare Health Plans, Inc. *	1,223	337,536
West Pharmaceutical Services, Inc.	1,785	189,067
Zimmer Biomet Holdings, Inc.	4,986	566,360
		10,390,603

Household & Personal Products 0.8%
Church & Dwight Co., Inc.	5,982	355,151
Coty, Inc., Class A	11,365	119,901
Energizer Holdings, Inc.	1,435	84,335
Herbalife Nutrition Ltd. *	2,641	140,660
Nu Skin Enterprises, Inc., Class A	1,333	93,603
Spectrum Brands Holdings, Inc.	998	64,820
The Clorox Co.	3,144	466,727
		1,325,197

Insurance 3.7%
Alleghany Corp.	347	208,436
American Financial Group, Inc.	1,752	175,253
American National Insurance Co.	177	21,813
Arch Capital Group Ltd. *	9,479	268,919
Arthur J. Gallagher & Co.	4,412	326,532
Aspen Insurance Holdings Ltd.	1,424	59,637
Assurant, Inc.	1,279	124,332
Assured Guaranty Ltd.	2,619	104,708
Athene Holding Ltd., Class A *	3,867	176,799
Axis Capital Holdings Ltd.	2,009	112,082
Brighthouse Financial, Inc. *	2,926	115,957
Brown & Brown, Inc.	5,678	160,006
Cincinnati Financial Corp.	3,755	295,293
CNA Financial Corp.	678	29,405
Erie Indemnity Co., Class A	605	78,462
Everest Re Group Ltd.	988	215,246
Fidelity National Financial, Inc.	6,471	216,455
First American Financial Corp.	2,669	118,317
Lincoln National Corp.	5,347	321,836
Loews Corp.	6,820	317,539
Markel Corp. *	331	361,862
Mercury General Corp.	672	39,856
Old Republic International Corp.	6,892	151,969
Principal Financial Group, Inc.	6,922	325,819
Reinsurance Group of America, Inc.	1,552	220,958
RenaissanceRe Holdings Ltd.	975	119,106
The Hanover Insurance Group, Inc.	1,031	114,833
The Hartford Financial Services Group, Inc.	8,742	397,062
Torchmark Corp.	2,582	218,592
Unum Group	5,089	184,527
W. R. Berkley Corp.	2,316	175,784
White Mountains Insurance Group Ltd.	74	65,614
Willis Towers Watson plc	3,223	461,405
		6,284,414

Materials 5.0%
Albemarle Corp.	2,643	262,238
Alcoa Corp. *	4,573	160,009
AptarGroup, Inc.	1,530	155,999
Ardagh Group S.A.	470	6,195
Ashland Global Holdings, Inc.	1,525	112,819
Avery Dennison Corp.	2,138	193,959
Axalta Coating Systems Ltd. *	5,141	126,880
Ball Corp.	8,277	370,810
Bemis Co., Inc.	2,199	100,648
Berry Global Group, Inc. *	3,201	139,628
Cabot Corp.	1,478	71,949
Celanese Corp.	3,319	321,744
CF Industries Holdings, Inc.	5,717	274,587
Security	Number of Shares	Value ($)
Crown Holdings, Inc. *	3,151	133,256
Domtar Corp.	1,531	70,901
Eagle Materials, Inc.	1,138	84,030
Eastman Chemical Co.	3,451	270,386
FMC Corp.	3,279	256,024
Freeport-McMoRan, Inc.	35,414	412,573
Graphic Packaging Holding Co.	7,547	83,092
Huntsman Corp.	5,327	116,555
International Flavors & Fragrances, Inc.	2,435	352,247
International Paper Co.	10,009	454,008
Martin Marietta Materials, Inc.	1,533	262,572
NewMarket Corp.	187	72,174
Newmont Mining Corp.	13,038	403,135
Nucor Corp.	7,781	460,013
Olin Corp.	4,119	83,204
Owens-Illinois, Inc. *	3,901	61,129
Packaging Corp. of America	2,283	209,602
Platform Specialty Products Corp. *	5,412	58,558
Reliance Steel & Aluminum Co.	1,703	134,401
Royal Gold, Inc.	1,600	122,608
RPM International, Inc.	3,198	195,622
Sealed Air Corp.	3,876	125,427
Silgan Holdings, Inc.	1,901	45,681
Sonoco Products Co.	2,412	131,647
Steel Dynamics, Inc.	5,543	219,503
The Chemours Co.	4,360	143,924
The Mosaic Co.	8,606	266,270
The Scotts Miracle-Gro Co.	994	66,340
United States Steel Corp.	4,322	114,663
Valvoline, Inc.	4,645	92,528
Vulcan Materials Co.	3,206	324,255
W.R. Grace & Co.	1,627	105,413
Westlake Chemical Corp.	887	63,243
WestRock Co.	6,221	267,316
		8,559,765

Media & Entertainment 3.3%
AMC Networks, Inc., Class A *	1,080	63,266
Cable One, Inc.	103	92,261
CBS Corp., Class B - Non Voting Shares	8,063	462,413
Cinemark Holdings, Inc.	2,617	108,789
Discovery, Inc., Class A *	3,782	122,499
Discovery, Inc., Class C *	8,420	246,790
DISH Network Corp., Class A *	5,403	166,088
GCI Liberty, Inc., Class A *	2,452	116,053
IAC/InterActiveCorp *	1,823	358,384
John Wiley & Sons, Inc., Class A	1,092	59,230
Liberty Broadband Corp., Class A *	628	51,992
Liberty Broadband Corp., Class C *	2,544	210,974
Liberty Media Corp. - Liberty Formula One, Class A *	610	19,331
Liberty Media Corp. - Liberty Formula One, Class C *	4,810	159,115
Liberty Media Corp. - Liberty SiriusXM, Class A *	2,077	85,655
Liberty Media Corp. - Liberty SiriusXM, Class C *	4,089	168,753
Lions Gate Entertainment Corp., Class A	1,229	23,548
Lions Gate Entertainment Corp., Class B	2,410	42,874
Live Nation Entertainment, Inc. *	3,362	175,833
Match Group, Inc. *	1,252	64,753
News Corp., Class A	9,326	123,010
News Corp., Class B	3,010	40,153
Omnicom Group, Inc.	5,449	404,970
Sirius XM Holdings, Inc.	31,295	188,396
Take-Two Interactive Software, Inc. *	2,764	356,197
The Interpublic Group of Cos., Inc.	9,355	216,662

72
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
The Madison Square Garden Co., Class A *	451	124,756
Tribune Media Co., Class A	2,123	80,695
TripAdvisor, Inc. *	2,539	132,383
Twitter, Inc. *	17,311	601,557
Viacom, Inc., Class A	235	8,312
Viacom, Inc., Class B	8,654	276,755
Zillow Group, Inc., Class A *	1,376	55,549
Zillow Group, Inc., Class C *	2,943	118,485
Zynga, Inc., Class A *	18,790	68,396
		5,594,877

Pharmaceuticals, Biotechnology & Life Sciences 3.8%
Agilent Technologies, Inc.	7,890	511,193
Agios Pharmaceuticals, Inc. *	1,242	78,321
Alkermes plc *	3,765	153,725
Alnylam Pharmaceuticals, Inc. *	2,179	175,257
Bio-Rad Laboratories, Inc., Class A *	518	141,336
Bio-Techne Corp.	906	151,954
BioMarin Pharmaceutical, Inc. *	4,315	397,714
Bluebird Bio, Inc. *	1,321	151,519
Bruker Corp.	2,428	76,069
Catalent, Inc. *	3,510	141,593
Charles River Laboratories International, Inc. *	1,167	142,164
Exact Sciences Corp. *	2,915	207,111
Exelixis, Inc. *	7,213	100,044
Incyte Corp. *	4,299	278,661
Ionis Pharmaceuticals, Inc. *	3,036	150,434
IQVIA Holdings, Inc. *	3,986	489,999
Jazz Pharmaceuticals plc *	1,436	228,065
Mettler-Toledo International, Inc. *	605	330,826
Mylan N.V. *	12,562	392,562
Nektar Therapeutics *	3,839	148,493
Neurocrine Biosciences, Inc. *	2,172	232,730
PerkinElmer, Inc.	2,691	232,718
Perrigo Co., plc	3,128	219,898
PRA Health Sciences, Inc. *	1,396	135,231
QIAGEN N.V. *	5,425	196,927
Sage Therapeutics, Inc. *	1,113	143,221
Sarepta Therapeutics, Inc. *	1,534	205,188
Seattle Genetics, Inc. *	2,631	147,678
TESARO, Inc. *	971	28,042
United Therapeutics Corp. *	1,051	116,514
Waters Corp. *	1,872	355,100
		6,460,287

Real Estate 8.8%
Alexandria Real Estate Equities, Inc.	2,554	312,175
American Campus Communities, Inc.	3,311	130,818
American Homes 4 Rent, Class A	6,297	132,678
Apartment Investment & Management Co., Class A	3,832	164,929
Apple Hospitality REIT, Inc.	5,277	85,329
AvalonBay Communities, Inc.	3,377	592,258
Boston Properties, Inc.	3,780	456,473
Brandywine Realty Trust	4,263	59,938
Brixmor Property Group, Inc.	7,387	119,669
Brookfield Property REIT, Inc., Class A	3,804	73,379
Camden Property Trust	2,165	195,435
CBRE Group, Inc., Class A *	7,772	313,134
Colony Capital, Inc.	11,805	69,295
Columbia Property Trust, Inc.	2,877	64,589
CoreSite Realty Corp.	894	83,911
Corporate Office Properties Trust	2,561	66,176
CubeSmart	4,523	131,077
CyrusOne, Inc.	2,539	135,151
Digital Realty Trust, Inc.	5,034	519,811
Security	Number of Shares	Value ($)
Douglas Emmett, Inc.	3,909	141,467
Duke Realty Corp.	8,731	240,714
Empire State Realty Trust, Inc., Class A	3,369	53,432
EPR Properties	1,819	125,038
Equity Commonwealth	2,883	85,856
Equity LifeStyle Properties, Inc.	2,074	196,387
Equity Residential	8,776	570,089
Essex Property Trust, Inc.	1,614	404,759
Extra Space Storage, Inc.	2,992	269,460
Federal Realty Investment Trust	1,784	221,305
Forest City Realty Trust, Inc., Class A	5,186	130,480
Gaming & Leisure Properties, Inc.	4,913	165,519
HCP, Inc.	11,518	317,321
Healthcare Trust of America, Inc., Class A	5,016	131,720
Highwoods Properties, Inc.	2,497	106,472
Hospitality Properties Trust	4,000	102,480
Host Hotels & Resorts, Inc.	17,917	342,394
Hudson Pacific Properties, Inc.	3,765	114,079
Invitation Homes, Inc.	7,291	159,527
Iron Mountain, Inc.	6,958	212,984
JBG SMITH Properties	2,546	95,424
Jones Lang LaSalle, Inc.	1,108	146,544
Kilroy Realty Corp.	2,383	164,141
Kimco Realty Corp.	9,962	160,289
Lamar Advertising Co., Class A	2,045	149,939
Liberty Property Trust	3,618	151,486
Life Storage, Inc.	1,113	104,800
Medical Properties Trust, Inc.	8,848	131,481
Mid-America Apartment Communities, Inc.	2,775	271,145
National Retail Properties, Inc.	3,809	178,071
Omega Healthcare Investors, Inc.	4,766	158,946
Outfront Media, Inc.	3,378	59,858
Paramount Group, Inc.	5,079	72,579
Park Hotels & Resorts, Inc.	4,916	142,908
Rayonier, Inc.	3,132	94,586
Realogy Holdings Corp.	3,026	57,706
Realty Income Corp.	7,097	427,736
Regency Centers Corp.	3,727	236,143
Retail Properties of America, Inc., Class A	5,328	65,375
Retail Value, Inc. *	392	10,980
SBA Communications Corp. *	2,788	452,130
Senior Housing Properties Trust	5,733	92,129
SITE Centers Corp.	3,717	46,202
SL Green Realty Corp.	2,046	186,718
Spirit Realty Capital, Inc.	10,530	82,345
STORE Capital Corp.	4,516	131,099
Sun Communities, Inc.	2,033	204,255
Taubman Centers, Inc.	1,456	80,095
The Howard Hughes Corp. *	952	106,167
The Macerich Co.	3,314	171,069
UDR, Inc.	6,494	254,500
Uniti Group, Inc.	4,008	76,713
Ventas, Inc.	8,716	505,877
VEREIT, Inc.	23,601	172,995
VICI Properties, Inc.	9,075	195,929
Vornado Realty Trust	4,220	287,298
Weingarten Realty Investors	2,916	81,998
Welltower, Inc.	9,106	601,633
Weyerhaeuser Co.	18,530	493,454
WP Carey, Inc.	2,580	170,306
		15,070,757

Retailing 5.1%
Advance Auto Parts, Inc.	1,730	276,385
AutoNation, Inc. *	1,326	53,677
AutoZone, Inc. *	641	470,154
Best Buy Co., Inc.	5,920	415,347

73
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Burlington Stores, Inc. *	1,626	278,843
CarMax, Inc. *	4,354	295,680
Dick's Sporting Goods, Inc.	1,830	64,727
Dollar General Corp.	6,580	732,880
Dollar Tree, Inc. *	5,751	484,809
Expedia Group, Inc.	2,945	369,391
Floor & Decor Holdings, Inc., Class A *	1,173	30,005
Foot Locker, Inc.	2,850	134,349
Genuine Parts Co.	3,501	342,818
GrubHub, Inc. *	2,210	204,955
Kohl's Corp.	4,096	310,190
L Brands, Inc.	5,663	183,595
LKQ Corp. *	7,720	210,524
Macy's, Inc.	7,493	256,935
Nordstrom, Inc.	2,866	188,497
O'Reilly Automotive, Inc. *	1,932	619,689
Penske Automotive Group, Inc.	859	38,123
Pool Corp.	963	140,357
Qurate Retail, Inc. *	10,383	227,803
Ross Stores, Inc.	9,071	898,029
The Gap, Inc.	5,325	145,373
The Michaels Cos., Inc. *	2,662	42,193
Tiffany & Co.	3,031	337,350
Tractor Supply Co.	2,990	274,751
Ulta Salon, Cosmetics & Fragrance, Inc. *	1,401	384,603
Urban Outfitters, Inc. *	1,797	70,910
Wayfair, Inc., Class A *	1,394	153,744
Williams-Sonoma, Inc.	2,021	120,007
		8,756,693

Semiconductors & Semiconductor Equipment 3.0%
Advanced Micro Devices, Inc. *	22,217	404,572
Analog Devices, Inc.	9,038	756,571
Cypress Semiconductor Corp.	8,723	112,876
First Solar, Inc. *	2,016	84,269
KLA-Tencor Corp.	3,816	349,317
Lam Research Corp.	3,853	546,086
Marvell Technology Group Ltd.	13,407	220,009
Maxim Integrated Products, Inc.	6,814	340,836
Microchip Technology, Inc.	5,629	370,276
MKS Instruments, Inc.	1,325	97,639
Monolithic Power Systems, Inc.	994	117,411
ON Semiconductor Corp. *	10,347	175,899
Qorvo, Inc. *	3,095	227,513
Skyworks Solutions, Inc.	4,368	378,968
Teradyne, Inc.	4,538	156,334
Universal Display Corp.	1,033	127,069
Versum Materials, Inc.	2,636	83,192
Xilinx, Inc.	6,231	531,940
		5,080,777

Software & Services 10.8%
2U, Inc. *	1,331	83,733
Akamai Technologies, Inc. *	4,061	293,407
Alliance Data Systems Corp.	1,184	244,117
Amdocs Ltd.	3,494	221,065
ANSYS, Inc. *	2,036	304,484
Aspen Technology, Inc. *	1,751	148,642
Atlassian Corp. plc, Class A *	2,250	170,798
Autodesk, Inc. *	5,364	693,297
Black Knight, Inc. *	3,477	169,573
Booz Allen Hamilton Holding Corp.	3,411	168,981
Broadridge Financial Solutions, Inc.	2,842	332,343
CA, Inc.	7,678	340,596
Cadence Design Systems, Inc. *	6,830	304,413
CDK Global, Inc.	3,177	181,851
Security	Number of Shares	Value ($)
Ceridian HCM Holding, Inc. *	565	21,453
Citrix Systems, Inc. *	3,311	339,278
Conduent, Inc. *	4,681	89,407
CoreLogic, Inc. *	1,975	80,225
Dell Technologies, Inc., Class V *	4,884	441,465
DocuSign, Inc. *	819	34,349
DXC Technology Co.	6,878	500,925
EPAM Systems, Inc. *	1,234	147,426
Euronet Worldwide, Inc. *	1,213	134,861
Fair Isaac Corp. *	697	134,319
Fidelity National Information Services, Inc.	8,067	839,775
FireEye, Inc. *	4,725	87,365
First Data Corp., Class A *	13,333	249,860
Fiserv, Inc. *	9,901	785,149
FleetCor Technologies, Inc. *	2,152	430,465
Fortinet, Inc. *	3,402	279,576
Gartner, Inc. *	2,170	320,118
Genpact Ltd.	3,575	97,991
Global Payments, Inc.	3,884	443,669
GoDaddy, Inc., Class A *	3,914	286,387
Guidewire Software, Inc. *	1,946	173,136
Jack Henry & Associates, Inc.	1,884	282,280
Leidos Holdings, Inc.	3,494	226,341
LogMeIn, Inc.	1,264	108,856
Manhattan Associates, Inc. *	1,598	76,289
Nuance Communications, Inc. *	6,985	121,469
Nutanix, Inc., Class A *	2,618	108,673
Okta, Inc. *	2,081	121,447
Paychex, Inc.	7,847	513,900
Paycom Software, Inc. *	1,209	151,367
Pegasystems, Inc.	928	49,667
Pluralsight, Inc., Class A *	572	12,819
Proofpoint, Inc. *	1,224	111,323
PTC, Inc. *	2,857	235,445
RealPage, Inc. *	1,740	92,220
Red Hat, Inc. *	4,332	743,545
RingCentral, Inc., Class A *	1,642	127,633
Sabre Corp.	6,175	152,214
ServiceNow, Inc. *	4,286	775,937
Splunk, Inc. *	3,539	353,334
Square, Inc., Class A *	7,001	514,223
SS&C Technologies Holdings, Inc.	5,058	258,767
Switch, Inc., Class A	861	7,637
Symantec Corp.	15,167	275,281
Synopsys, Inc. *	3,615	323,651
Tableau Software, Inc., Class A *	1,707	182,103
Teradata Corp. *	2,905	105,742
The Ultimate Software Group, Inc. *	749	199,706
The Western Union Co.	10,920	196,997
Total System Services, Inc.	4,399	400,969
Twilio, Inc., Class A *	1,753	131,861
Tyler Technologies, Inc. *	922	195,151
VeriSign, Inc. *	2,580	367,753
WEX, Inc. *	1,007	177,192
Workday, Inc., Class A *	3,548	471,955
Worldpay, Inc., Class A *	7,319	672,177
Zendesk, Inc. *	2,554	140,393
		18,560,816

Technology Hardware & Equipment 3.9%
Amphenol Corp., Class A	7,217	645,921
Arista Networks, Inc. *	1,392	320,647
ARRIS International plc *	4,160	103,459
Arrow Electronics, Inc. *	2,117	143,342
Avnet, Inc.	2,852	114,280
CDW Corp.	3,630	326,736
Cognex Corp.	4,038	172,988

74
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Coherent, Inc. *	586	72,160
CommScope Holding Co., Inc. *	4,607	110,844
Corning, Inc.	19,524	623,792
Dolby Laboratories, Inc., Class A	1,520	104,591
EchoStar Corp., Class A *	1,163	47,160
F5 Networks, Inc. *	1,494	261,868
FLIR Systems, Inc.	3,275	151,665
IPG Photonics Corp. *	883	117,925
Jabil, Inc.	4,042	99,959
Juniper Networks, Inc.	8,369	244,961
Keysight Technologies, Inc. *	4,582	261,540
Littelfuse, Inc.	585	105,979
Motorola Solutions, Inc.	3,962	485,583
National Instruments Corp.	2,709	132,660
NCR Corp. *	2,872	77,113
NetApp, Inc.	6,405	502,728
Palo Alto Networks, Inc. *	2,196	401,956
Pure Storage, Inc., Class A *	4,050	81,729
Trimble, Inc. *	6,120	228,766
Ubiquiti Networks, Inc.	462	43,008
Western Digital Corp.	7,337	316,005
Xerox Corp.	5,427	151,250
Zebra Technologies Corp., Class A *	1,293	215,026
		6,665,641

Telecommunication Services 0.5%
CenturyLink, Inc.	23,403	483,038
Sprint Corp. *	15,837	96,922
Telephone & Data Systems, Inc.	2,408	74,239
United States Cellular Corp. *	320	15,286
Zayo Group Holdings, Inc. *	4,871	145,546
		815,031

Transportation 2.0%
Alaska Air Group, Inc.	2,952	181,312
AMERCO	178	58,113
American Airlines Group, Inc.	10,109	354,624
C.H. Robinson Worldwide, Inc.	3,390	301,812
Copa Holdings S.A., Class A	769	55,699
Expeditors International of Washington, Inc.	4,268	286,724
Genesee & Wyoming, Inc., Class A *	1,441	114,170
JB Hunt Transport Services, Inc.	2,125	235,046
JetBlue Airways Corp. *	7,639	127,800
Kansas City Southern	2,510	255,920
Kirby Corp. *	1,434	103,162
Knight-Swift Transportation Holdings, Inc.	3,125	100,000
Landstar System, Inc.	996	99,690
Macquarie Infrastructure Corp.	1,951	72,089
Old Dominion Freight Line, Inc.	1,608	209,715
Ryder System, Inc.	1,257	69,525
Schneider National, Inc., Class B	1,150	25,151
United Continental Holdings, Inc. *	5,978	511,179
XPO Logistics, Inc. *	3,066	274,039
		3,435,770

Utilities 6.6%
AES Corp.	16,202	236,225
Alliant Energy Corp.	5,671	243,740
Ameren Corp.	5,944	383,864
American Water Works Co., Inc.	4,417	391,037
Aqua America, Inc.	4,360	141,831
Atmos Energy Corp.	2,668	248,337
Avangrid, Inc.	1,359	63,887
CenterPoint Energy, Inc.	12,047	325,389
CMS Energy Corp.	6,885	340,945
Security	Number of Shares	Value ($)
Consolidated Edison, Inc.	7,615	578,740
DTE Energy Co.	4,421	496,920
Edison International	7,771	539,230
Entergy Corp.	4,429	371,815
Evergy, Inc.	6,628	371,102
Eversource Energy	7,752	490,391
FirstEnergy Corp.	11,894	443,408
Hawaiian Electric Industries, Inc.	2,630	98,099
MDU Resources Group, Inc.	4,734	118,161
National Fuel Gas Co.	1,987	107,874
NiSource, Inc.	8,888	225,400
NRG Energy, Inc.	7,418	268,457
OGE Energy Corp.	4,855	175,508
PG&E Corp. *	12,655	592,381
Pinnacle West Capital Corp.	2,734	224,871
PPL Corp.	17,146	521,238
Public Service Enterprise Group, Inc.	12,335	659,059
SCANA Corp.	3,498	140,095
Sempra Energy	6,697	737,474
UGI Corp.	4,234	224,656
Vectren Corp.	2,041	145,993
Vistra Energy Corp. *	10,055	227,545
WEC Energy Group, Inc.	7,711	527,432
Xcel Energy, Inc.	12,434	609,390
		11,270,494
Total Common Stock
(Cost $179,956,531)		170,667,673

Other Investment Companies 0.4% of net assets

Equity Fund 0.0%
iShares Russell Mid-Cap ETF	500	25,280

Money Market Fund 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.09% (a)	676,974	676,974
Total Other Investment Companies
(Cost $701,543)		702,254

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P MidCap 400, e-mini, expires 12/21/18	3	547,440	6,354
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust

75
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 98.1% of net assets

Australia 6.8%
AGL Energy Ltd.	216,005	2,758,481
Alumina Ltd.	765,466	1,389,193
Amcor Ltd.	368,021	3,472,722
AMP Ltd.	969,941	1,700,820
APA Group	371,850	2,532,297
Aristocrat Leisure Ltd.	183,936	3,466,077
ASX Ltd.	64,371	2,703,625
Aurizon Holdings Ltd.	670,133	1,996,552
AusNet Services	540,546	655,636
Australia & New Zealand Banking Group Ltd.	933,021	17,173,799
Bank of Queensland Ltd.	131,286	899,952
Bendigo & Adelaide Bank Ltd.	146,452	1,064,198
BHP Billiton Ltd.	1,033,451	23,845,485
BlueScope Steel Ltd.	173,686	1,780,388
Boral Ltd.	391,002	1,557,662
Brambles Ltd.	510,462	3,845,283
Caltex Australia Ltd.	85,846	1,717,677
Challenger Ltd.	173,116	1,260,780
CIMIC Group Ltd.	32,661	1,096,593
Coca-Cola Amatil Ltd.	167,340	1,177,688
Cochlear Ltd.	18,592	2,342,836
Commonwealth Bank of Australia	566,335	27,847,166
Computershare Ltd.	149,670	2,101,767
Crown Resorts Ltd.	128,331	1,141,873
CSL Ltd.	146,154	19,511,140
Dexus	331,899	2,398,076
Domino's Pizza Enterprises Ltd.	20,589	789,110
Flight Centre Travel Group Ltd.	17,631	581,594
Fortescue Metals Group Ltd.	537,482	1,529,851
Goodman Group	530,187	3,896,580
Harvey Norman Holdings Ltd. (a)	213,558	483,435
Healthscope Ltd.	593,274	890,108
Incitec Pivot Ltd.	512,490	1,420,038
Insurance Australia Group *	733,741	3,548,860
James Hardie Industries plc	147,669	1,972,540
LendLease Group	187,252	2,338,507
Macquarie Group Ltd.	104,514	8,715,648
Medibank Pvt Ltd.	893,182	1,770,971
Mirvac Group	1,179,471	1,814,305
National Australia Bank Ltd.	879,086	15,744,009
Newcrest Mining Ltd.	248,605	3,639,130
Oil Search Ltd.	438,852	2,412,589
Orica Ltd.	114,696	1,397,439
Origin Energy Ltd. *	575,814	2,984,014
QBE Insurance Group Ltd.	438,318	3,521,759
Ramsay Health Care Ltd.	46,676	1,863,080
REA Group Ltd.	18,040	918,115
Rio Tinto Ltd.	132,947	7,233,952
Santos Ltd.	569,432	2,672,671
Scentre Group	1,741,665	4,906,721
SEEK Ltd.	102,745	1,305,374
Sonic Healthcare Ltd.	132,183	2,115,568
South32 Ltd.	1,670,947	4,309,624
Stockland	796,909	2,038,584
Security	Number of Shares	Value ($)
Suncorp Group Ltd.	411,161	4,088,210
Sydney Airport	363,761	1,662,595
Tabcorp Holdings Ltd.	617,813	2,027,469
Telstra Corp., Ltd.	1,354,488	2,962,859
The GPT Group	601,316	2,199,146
TPG Telecom Ltd.	106,991	544,776
Transurban Group	845,185	6,798,119
Treasury Wine Estates Ltd.	232,635	2,503,981
Vicinity Centres	1,008,320	1,891,482
Wesfarmers Ltd.	365,702	12,111,204
Westpac Banking Corp.	1,105,134	20,992,825
Woodside Petroleum Ltd.	303,067	7,461,591
Woolworths Group Ltd.	423,650	8,550,698
		292,046,897

Austria 0.2%
ANDRITZ AG	23,429	1,214,327
Erste Group Bank AG *	96,625	3,933,356
OMV AG	48,226	2,678,115
Raiffeisen Bank International AG	44,363	1,209,059
voestalpine AG	34,251	1,215,567
		10,250,424

Belgium 1.0%
Ageas	59,370	2,970,582
Anheuser-Busch InBev S.A./N.V.	246,330	18,218,890
Colruyt S.A.	20,680	1,202,422
Groupe Bruxelles Lambert S.A.	26,000	2,418,081
KBC Group N.V.	79,687	5,491,713
Proximus	52,795	1,345,104
Solvay S.A.	24,105	2,745,736
Telenet Group Holding N.V.	18,167	880,162
UCB S.A.	41,364	3,473,749
Umicore S.A.	67,068	3,157,086
		41,903,525

Denmark 1.6%
AP Moeller - Maersk A/S, Series A	1,259	1,494,062
AP Moeller - Maersk A/S, Series B	2,094	2,643,067
Carlsberg A/S, Class B	34,392	3,794,008
Chr. Hansen Holding A/S	32,801	3,311,000
Coloplast A/S, Class B	38,199	3,564,484
Danske Bank A/S	234,124	4,480,811
DSV A/S	60,720	4,871,235
Genmab A/S *	20,068	2,745,984
H. Lundbeck A/S	21,843	1,018,793
ISS A/S	51,329	1,685,704
Novo Nordisk A/S, Class B	587,027	25,351,675
Novozymes A/S, B Shares	70,469	3,480,111
Orsted A/S	61,639	3,908,574
Pandora A/S	34,728	2,172,708
Tryg A/S	37,042	892,933
Vestas Wind Systems A/S	62,032	3,890,050
William Demant Holding A/S *	32,903	1,081,578
		70,386,777

76
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Finland 1.0%
Elisa Oyj	47,853	1,903,881
Fortum Oyj	142,501	2,999,746
Kone Oyj, Class B	108,106	5,262,003
Metso Oyj	31,592	997,419
Neste Oyj	40,606	3,334,367
Nokia Oyj	1,827,073	10,320,375
Nokian Renkaat Oyj	39,792	1,265,718
Orion Oyj, Class B	31,972	1,099,815
Sampo Oyj, A Shares	144,182	6,630,506
Stora Enso Oyj, R Shares	178,686	2,684,793
UPM-Kymmene Oyj	173,546	5,579,284
Wartsila Oyj Abp	142,222	2,419,992
		44,497,899

France 11.0%
Accor S.A.	61,871	2,827,035
Aeroports de Paris	9,698	2,028,365
Air Liquide S.A.	138,553	16,749,151
Airbus SE	188,030	20,779,989
Alstom S.A.	48,031	2,097,641
Amundi S.A.	20,862	1,239,324
ArcelorMittal	214,139	5,343,406
Arkema S.A.	22,117	2,320,374
Atos SE	30,895	2,642,360
AXA S.A.	628,844	15,737,874
BioMerieux	12,818	977,480
BNP Paribas S.A.	363,734	18,955,649
Bollore S.A.	298,236	1,261,774
Bouygues S.A.	69,553	2,533,864
Bureau Veritas S.A.	83,783	1,890,151
Capgemini SE	50,982	6,225,142
Carrefour S.A.	188,025	3,646,515
Casino Guichard Perrachon S.A. (a)	17,163	756,935
CNP Assurances	53,221	1,186,162
Compagnie de Saint-Gobain	158,788	5,981,772
Compagnie Generale des Etablissements Michelin	54,854	5,615,652
Covivio	12,764	1,280,753
Credit Agricole S.A.	363,941	4,661,157
Danone S.A.	197,416	13,979,689
Dassault Aviation S.A.	742	1,231,225
Dassault Systemes S.A.	42,238	5,287,544
Edenred	75,803	2,875,446
Eiffage S.A.	24,854	2,427,290
Electricite de France S.A.	189,713	3,143,174
Engie S.A. (a)	583,239	7,749,612
EssilorLuxottica S.A.	67,274	9,188,183
Eurazeo SE	16,045	1,171,726
Eurofins Scientific SE	3,848	1,939,171
Eutelsat Communications S.A.	59,024	1,195,507
Faurecia S.A.	23,802	1,153,881
Gecina S.A.	15,003	2,200,382
Getlink	158,776	1,997,133
Hermes International	10,308	5,884,854
ICADE	9,509	806,701
Iliad S.A.	9,225	1,066,274
Imerys S.A.	10,729	661,369
Ingenico Group S.A.	19,751	1,397,876
Ipsen S.A.	11,639	1,613,787
JCDecaux S.A.	26,452	868,360
Kering S.A.	24,612	10,939,750
Klepierre S.A.	67,724	2,294,992
L'Oreal S.A.	81,819	18,434,330
Legrand S.A.	84,710	5,531,642
Security	Number of Shares	Value ($)
LVMH Moet Hennessy Louis Vuitton SE	89,845	27,259,461
Natixis S.A.	310,686	1,813,754
Orange S.A.	643,844	10,049,342
Pernod-Ricard S.A.	68,691	10,474,457
Peugeot S.A.	185,609	4,412,071
Publicis Groupe S.A.	66,429	3,845,370
Remy Cointreau S.A.	6,739	799,895
Renault S.A.	62,420	4,661,146
Rexel S.A.	102,701	1,309,162
Safran S.A.	107,959	13,951,310
Sanofi	363,513	32,483,730
Schneider Electric SE	177,097	12,806,077
SCOR SE	52,990	2,448,709
SEB S.A.	7,749	1,111,100
SES S.A.	120,001	2,579,066
Societe BIC S.A.	8,402	804,350
Societe Generale S.A.	246,224	9,026,015
Sodexo S.A.	28,779	2,937,671
STMicroelectronics N.V.	224,739	3,416,354
Suez	123,221	1,777,376
Teleperformance	18,924	3,116,633
Thales S.A.	34,259	4,375,492
TOTAL S.A.	772,911	45,350,881
UbiSoft Entertainment S.A. *	25,496	2,287,056
Unibail-Rodamco-Westfield	44,291	8,014,855
Valeo S.A.	78,886	2,544,409
Veolia Environnement S.A.	173,666	3,461,076
Vinci S.A.	164,303	14,622,868
Vivendi S.A.	332,514	8,019,675
Wendel S.A.	8,982	1,163,853
		472,701,637

Germany 8.4%
1&1 Drillisch AG	17,966	801,397
adidas AG	60,888	14,318,660
Allianz SE	142,142	29,610,998
Axel Springer SE	15,064	1,000,355
BASF SE	296,871	22,781,439
Bayer AG	300,743	23,052,681
Bayerische Motoren Werke AG	107,778	9,280,850
Beiersdorf AG	33,001	3,412,215
Brenntag AG	50,182	2,620,735
Commerzbank AG *	329,802	3,105,386
Continental AG	35,746	5,890,439
Covestro AG	62,764	4,047,574
Daimler AG	292,122	17,304,314
Delivery Hero SE *	29,182	1,175,017
Deutsche Bank AG	637,757	6,233,264
Deutsche Boerse AG	62,721	7,926,210
Deutsche Lufthansa AG	78,010	1,565,904
Deutsche Post AG	316,031	9,978,763
Deutsche Telekom AG	1,073,080	17,600,311
Deutsche Wohnen SE	112,630	5,151,714
E.ON SE	713,824	6,902,723
Evonik Industries AG	51,698	1,599,318
Fraport AG Frankfurt Airport Services Worldwide	12,196	941,843
Fresenius Medical Care AG & Co. KGaA	69,276	5,439,309
Fresenius SE & Co. KGaA	133,381	8,477,135
GEA Group AG	55,327	1,681,166
Hannover Rueck SE	19,444	2,614,846
HeidelbergCement AG	47,223	3,204,762
Henkel AG & Co. KGaA	33,612	3,292,559
HOCHTIEF AG	5,934	879,349
Hugo Boss AG	21,183	1,513,810

77
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Infineon Technologies AG	367,895	7,371,472
Innogy SE	45,856	2,025,194
K&S AG	58,005	1,080,168
KION Group AG	22,820	1,333,509
LANXESS AG	28,383	1,756,843
MAN SE	12,279	1,279,131
Merck KGaA	41,521	4,442,881
METRO AG	65,086	979,108
MTU Aero Engines AG	16,802	3,567,603
Muenchener Rueckversicherungs-Gesellschaft AG	47,795	10,265,672
OSRAM Licht AG	33,149	1,343,086
ProSiebenSat.1 Media SE	76,779	1,772,941
Puma SE	2,781	1,430,043
QIAGEN N.V. *	74,957	2,720,842
RTL Group S.A.	11,632	746,592
RWE AG	165,634	3,222,279
SAP SE	316,784	33,919,153
Siemens AG	247,038	28,396,232
Siemens Healthineers AG *	49,500	2,048,641
Symrise AG	39,513	3,309,890
Telefonica Deutschland Holding AG	228,802	889,450
ThyssenKrupp AG	142,831	2,993,903
Uniper SE	65,298	1,884,394
United Internet AG	37,622	1,556,830
Volkswagen AG	10,286	1,693,374
Vonovia SE	157,714	7,206,975
Wirecard AG	38,165	7,139,027
Zalando SE *	36,885	1,425,795
		361,206,074

Hong Kong 3.4%
AIA Group Ltd.	3,902,800	29,688,767
ASM Pacific Technology Ltd.	98,000	849,931
BOC Hong Kong (Holdings) Ltd.	1,205,000	4,511,166
CK Asset Holdings Ltd.	833,525	5,424,368
CK Hutchison Holdings Ltd.	871,525	8,778,103
CK Infrastructure Holdings Ltd.	223,000	1,632,054
CLP Holdings Ltd.	532,080	5,962,184
Dairy Farm International Holdings Ltd.	104,000	939,560
Galaxy Entertainment Group Ltd.	768,000	4,169,574
Hang Lung Group Ltd.	279,000	686,881
Hang Lung Properties Ltd.	660,000	1,196,363
Hang Seng Bank Ltd.	246,436	5,778,325
Henderson Land Development Co., Ltd.	436,123	2,034,113
HK Electric Investments & HK Electric Investments Ltd.	931,500	886,130
HKT Trust & HKT Ltd.	1,286,000	1,773,610
Hong Kong & China Gas Co., Ltd.	2,990,328	5,711,940
Hong Kong Exchanges & Clearing Ltd.	379,312	10,099,853
Hongkong Land Holdings Ltd.	368,100	2,179,873
Hysan Development Co., Ltd.	208,000	975,456
Jardine Matheson Holdings Ltd.	71,700	4,140,203
Jardine Strategic Holdings Ltd.	70,000	2,351,477
Kerry Properties Ltd.	217,500	684,756
Li & Fung Ltd.	1,762,000	349,690
Link REIT	684,500	6,083,212
Melco Resorts & Entertainment Ltd. ADR	75,789	1,260,371
MGM China Holdings Ltd.	331,600	470,632
Minth Group Ltd.	262,000	851,272
MTR Corp., Ltd.	494,342	2,398,662
Security	Number of Shares	Value ($)
New World Development Co., Ltd.	1,961,113	2,494,858
NWS Holdings Ltd.	533,000	1,057,908
PCCW Ltd.	1,308,000	718,183
Power Assets Holdings Ltd.	439,000	2,931,603
Sands China Ltd.	788,000	3,116,149
Shangri-La Asia Ltd.	370,000	505,418
Sino Land Co., Ltd.	1,042,000	1,636,985
SJM Holdings Ltd.	572,000	463,516
Sun Hung Kai Properties Ltd.	516,604	6,713,878
Swire Pacific Ltd., Class A	164,590	1,709,874
Swire Properties Ltd.	399,600	1,365,563
Techtronic Industries Co., Ltd.	440,000	2,071,858
The Bank of East Asia Ltd.	387,669	1,256,939
The Wharf Holdings Ltd.	357,100	892,679
WH Group Ltd.	2,913,000	2,045,696
Wharf Real Estate Investment Co., Ltd.	399,100	2,480,059
Wheelock & Co., Ltd.	258,000	1,379,272
Wynn Macau Ltd.	494,000	1,029,074
Yue Yuen Industrial Holdings Ltd.	247,000	678,203
		146,416,241

Ireland 0.5%
AIB Group plc	269,767	1,300,635
Bank of Ireland Group plc	314,089	2,219,229
CRH plc	270,216	8,060,051
Kerry Group plc, Class A	50,821	5,209,399
Paddy Power Betfair plc	27,401	2,364,924
Ryanair Holdings plc *	43,580	589,584
Smurfit Kappa Group plc	73,682	2,395,447
		22,139,269

Israel 0.5%
Azrieli Group Ltd.	11,367	551,958
Bank Hapoalim B.M.	353,444	2,391,100
Bank Leumi Le-Israel B.M.	487,710	3,041,214
Bezeq The Israeli Telecommunication Corp., Ltd.	580,013	666,021
Check Point Software Technologies Ltd. *	41,547	4,611,717
Elbit Systems Ltd.	7,736	923,414
Israel Chemicals Ltd.	214,946	1,238,092
Mizrahi Tefahot Bank Ltd.	40,439	680,610
Nice Ltd. *	19,929	2,114,610
Teva Pharmaceutical Industries Ltd. ADR	314,357	6,280,853
		22,499,589

Italy 2.2%
Assicurazioni Generali S.p.A.	374,990	6,051,152
Atlantia S.p.A.	161,176	3,238,652
CNH Industrial N.V.	326,874	3,397,956
Davide Campari-Milano S.p.A.	191,739	1,475,670
Enel S.p.A.	2,609,771	12,795,875
Eni S.p.A.	826,100	14,671,330
EXOR N.V.	34,003	1,923,040
Ferrari N.V.	39,298	4,601,865
Fiat Chrysler Automobiles N.V. *	347,568	5,289,443
Intesa Sanpaolo S.p.A.	4,772,446	10,571,323
Leonardo S.p.A.	137,608	1,491,766
Luxottica Group S.p.A.	55,521	3,486,899
Mediobanca S.p.A.	197,585	1,730,405
Moncler S.p.A.	55,619	1,931,525
Pirelli & C S.p.A. *	125,684	923,633
Poste Italiane S.p.A	176,756	1,268,295

78
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Prysmian S.p.A.	73,759	1,432,894
Recordati S.p.A.	33,041	1,118,559
Snam S.p.A.	721,572	2,983,380
Telecom Italia S.p.A. *	3,539,034	2,081,496
Telecom Italia S.p.A. - RSP	2,155,177	1,088,792
Tenaris S.A.	157,341	2,316,161
Terna - Rete Elettrica Nationale S.p.A.	452,515	2,337,462
UniCredit S.p.A.	653,655	8,357,082
		96,564,655

Japan 24.2%
ABC-Mart, Inc.	11,880	694,564
Acom Co., Ltd.	141,800	521,951
Aeon Co., Ltd.	199,700	4,583,544
AEON Financial Service Co., Ltd.	33,100	647,825
Aeon Mall Co., Ltd.	27,700	511,580
AGC, Inc.	62,000	2,030,775
Air Water, Inc.	44,100	714,377
Aisin Seiki Co., Ltd.	53,200	2,080,718
Ajinomoto Co., Inc.	149,100	2,408,777
Alfresa Holdings Corp.	63,700	1,698,985
Alps Electric Co., Ltd.	61,500	1,449,727
Amada Holdings Co., Ltd.	120,700	1,137,095
ANA Holdings, Inc.	35,800	1,203,796
Aozora Bank Ltd.	38,000	1,311,243
Asahi Group Holdings Ltd.	116,100	5,102,022
Asahi Kasei Corp.	414,000	4,967,358
Asics Corp.	47,000	680,256
Astellas Pharma, Inc.	603,150	9,318,784
Bandai Namco Holdings, Inc.	63,200	2,248,324
Benesse Holdings, Inc.	24,000	669,327
Bridgestone Corp.	196,457	7,575,240
Brother Industries Ltd.	70,200	1,284,771
Calbee, Inc.	26,800	889,149
Canon, Inc.	321,195	9,148,729
Casio Computer Co., Ltd.	65,000	981,055
Central Japan Railway Co.	46,700	8,962,131
Chubu Electric Power Co., Inc.	200,900	2,897,116
Chugai Pharmaceutical Co., Ltd.	71,400	4,180,240
Coca-Cola Bottlers Japan Holdings, Inc.	44,300	1,159,384
Concordia Financial Group Ltd.	334,800	1,532,299
Credit Saison Co., Ltd.	56,400	895,634
CyberAgent, Inc.	32,200	1,370,212
CYBERDYNE, Inc. *(a)	40,352	284,232
Dai Nippon Printing Co., Ltd.	74,600	1,673,837
Dai-ichi Life Holdings, Inc.	349,600	6,560,355
Daicel Corp.	87,700	927,780
Daifuku Co., Ltd.	31,000	1,331,333
Daiichi Sankyo Co., Ltd.	181,400	6,933,685
Daikin Industries Ltd.	80,000	9,272,951
Daito Trust Construction Co., Ltd.	22,500	2,966,363
Daiwa House Industry Co., Ltd.	179,800	5,428,937
Daiwa House REIT Investment Corp.	561	1,229,386
Daiwa Securities Group, Inc.	520,000	2,982,049
Dena Co., Ltd.	39,500	657,036
Denso Corp.	142,800	6,369,698
Dentsu, Inc.	70,800	3,283,691
Disco Corp.	9,700	1,541,911
Don Quijote Holdings Co., Ltd.	37,200	2,222,225
East Japan Railway Co.	100,360	8,765,209
Eisai Co., Ltd.	81,800	6,812,334
Electric Power Development Co., Ltd.	49,900	1,358,546
FamilyMart UNY Holdings Co., Ltd.	20,900	2,422,518
Fanuc Corp.	62,800	10,925,122
Fast Retailing Co., Ltd.	18,700	9,415,548
Security	Number of Shares	Value ($)
Fuji Electric Co., Ltd.	39,800	1,214,913
FUJIFILM Holdings Corp.	123,511	5,341,897
Fujitsu Ltd.	64,300	3,911,907
Fukuoka Financial Group, Inc.	43,600	1,071,284
Hakuhodo DY Holdings, Inc.	80,200	1,337,623
Hamamatsu Photonics K.K.	44,900	1,500,989
Hankyu Hanshin Holdings, Inc.	74,800	2,470,692
Hikari Tsushin, Inc.	6,700	1,170,184
Hino Motors Ltd.	80,000	765,782
Hirose Electric Co., Ltd.	10,564	1,006,832
Hisamitsu Pharmaceutical Co., Inc.	18,400	1,036,792
Hitachi Chemical Co., Ltd.	28,300	446,065
Hitachi Construction Machinery Co., Ltd.	32,700	868,199
Hitachi High-Technologies Corp.	20,500	769,353
Hitachi Ltd.	310,015	9,477,219
Hitachi Metals Ltd.	70,900	833,707
Honda Motor Co., Ltd.	525,939	15,013,208
Hoshizaki Corp.	18,400	1,485,257
Hoya Corp.	121,807	6,891,324
Hulic Co., Ltd.	103,700	948,919
Idemitsu Kosan Co., Ltd.	44,000	1,993,317
IHI Corp.	46,800	1,712,059
Iida Group Holdings Co., Ltd.	48,900	890,118
Inpex Corp.	332,200	3,782,631
Isetan Mitsukoshi Holdings Ltd.	105,300	1,230,672
Isuzu Motors Ltd.	177,400	2,325,810
ITOCHU Corp.	455,100	8,440,263
J. Front Retailing Co., Ltd.	72,600	951,373
Japan Airlines Co., Ltd.	39,400	1,398,351
Japan Airport Terminal Co., Ltd.	12,900	496,880
Japan Exchange Group, Inc.	164,400	2,944,521
Japan Post Bank Co., Ltd.	127,000	1,480,661
Japan Post Holdings Co., Ltd.	511,800	6,069,170
Japan Prime Realty Investment Corp.	246	877,766
Japan Real Estate Investment Corp.	433	2,234,645
Japan Retail Fund Investment Corp.	889	1,641,976
Japan Tobacco, Inc.	354,700	9,114,124
JFE Holdings, Inc.	155,300	2,918,331
JGC Corp.	67,900	1,314,329
JSR Corp.	59,600	888,229
JTEKT Corp.	68,100	847,275
JXTG Holdings, Inc.	1,049,400	7,090,777
Kajima Corp.	142,000	1,828,468
Kakaku.com, Inc.	40,500	733,540
Kamigumi Co., Ltd.	34,000	701,578
Kaneka Corp.	14,600	610,220
Kansai Paint Co., Ltd.	52,400	774,277
Kao Corp.	160,019	10,644,819
Kawasaki Heavy Industries Ltd.	42,900	1,016,662
KDDI Corp.	572,200	13,847,146
Keihan Holdings Co., Ltd.	29,600	1,123,207
Keikyu Corp.	73,300	1,084,833
Keio Corp.	31,400	1,705,462
Keisei Electric Railway Co., Ltd.	39,900	1,229,641
Keyence Corp.	31,500	15,388,365
Kikkoman Corp.	46,000	2,520,216
Kintetsu Group Holdings Co., Ltd.	55,600	2,135,820
Kirin Holdings Co., Ltd.	262,500	6,263,913
Kobayashi Pharmaceutical Co., Ltd.	15,100	984,853
Kobe Steel Ltd.	108,500	872,373
Koito Manufacturing Co., Ltd.	32,000	1,523,395
Komatsu Ltd.	301,109	7,841,614
Konami Holdings Corp.	28,500	1,087,281
Konica Minolta, Inc.	151,700	1,501,586
Kose Corp.	9,300	1,389,855
Kubota Corp.	316,700	4,999,674
Kuraray Co., Ltd.	110,400	1,516,401

79
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Kurita Water Industries Ltd.	31,600	778,312
Kyocera Corp.	102,300	5,536,770
Kyowa Hakko Kirin Co., Ltd.	82,900	1,605,512
Kyushu Electric Power Co., Inc.	115,400	1,340,597
Kyushu Railway Co.	49,700	1,526,287
Lawson, Inc.	14,700	933,119
LINE Corp. *	22,700	723,719
Lion Corp.	69,000	1,297,259
LIXIL Group Corp.	88,200	1,386,567
M3, Inc.	135,800	2,200,913
Mabuchi Motor Co., Ltd.	14,500	515,784
Makita Corp.	72,500	2,506,495
Marubeni Corp.	500,900	4,061,642
Marui Group Co., Ltd.	63,900	1,375,881
Maruichi Steel Tube Ltd.	20,600	593,571
Mazda Motor Corp.	183,900	1,958,734
McDonald's Holdings Co., Ltd.	23,600	1,038,690
Mebuki Financial Group, Inc.	250,980	764,325
Medipal Holdings Corp.	54,900	1,175,194
MEIJI Holdings Co., Ltd.	38,800	2,574,368
Minebea Mitsumi, Inc.	127,400	1,948,968
MISUMI Group, Inc.	94,600	1,895,859
Mitsubishi Chemical Holdings Corp.	412,600	3,216,380
Mitsubishi Corp.	438,400	12,338,895
Mitsubishi Electric Corp.	595,800	7,542,489
Mitsubishi Estate Co., Ltd.	377,502	6,033,161
Mitsubishi Gas Chemical Co., Inc.	51,500	864,488
Mitsubishi Heavy Industries Ltd.	96,500	3,401,791
Mitsubishi Materials Corp.	34,800	963,434
Mitsubishi Motors Corp.	230,900	1,450,345
Mitsubishi Tanabe Pharma Corp.	81,800	1,208,262
Mitsubishi UFJ Financial Group, Inc.	3,818,709	23,112,693
Mitsubishi UFJ Lease & Finance Co., Ltd.	123,600	635,206
Mitsui & Co., Ltd.	538,700	9,000,924
Mitsui Chemicals, Inc.	59,600	1,336,479
Mitsui Fudosan Co., Ltd.	283,777	6,391,291
Mitsui O.S.K. Lines Ltd.	40,000	972,183
Mizuho Financial Group, Inc.	7,799,634	13,394,802
MS&AD Insurance Group Holdings, Inc.	154,162	4,630,597
Murata Manufacturing Co., Ltd.	58,474	9,100,614
Nabtesco Corp.	40,600	891,204
Nagoya Railroad Co., Ltd.	54,800	1,323,491
NEC Corp.	82,900	2,379,663
Nexon Co., Ltd. *	146,800	1,674,584
NGK Insulators Ltd.	83,400	1,173,777
NGK Spark Plug Co., Ltd.	52,100	1,054,257
NH Foods Ltd.	32,000	1,103,547
Nidec Corp.	71,600	9,196,649
Nikon Corp.	104,200	1,816,481
Nintendo Co., Ltd.	36,439	11,376,357
Nippon Building Fund, Inc.	424	2,423,006
Nippon Electric Glass Co., Ltd.	29,800	750,825
Nippon Express Co., Ltd.	24,500	1,546,159
Nippon Paint Holdings Co., Ltd.	46,900	1,465,007
Nippon Prologis REIT, Inc.	588	1,183,589
Nippon Steel & Sumitomo Metal Corp.	244,841	4,516,378
Nippon Telegraph & Telephone Corp.	223,556	9,219,136
Nippon Yusen K.K.	51,500	830,484
Nissan Chemical Corp.	40,900	1,928,486
Nissan Motor Co., Ltd.	750,796	6,830,560
Nisshin Seifun Group, Inc.	60,800	1,209,798
Nissin Foods Holdings Co., Ltd.	20,700	1,334,724
Nitori Holdings Co., Ltd.	26,400	3,447,137
Nitto Denko Corp.	52,600	3,286,190
NOK Corp.	27,900	401,449
Security	Number of Shares	Value ($)
Nomura Holdings, Inc.	1,104,200	5,302,323
Nomura Real Estate Holdings, Inc.	40,700	764,547
Nomura Real Estate Master Fund, Inc.	1,256	1,626,867
Nomura Research Institute Ltd.	37,700	1,671,374
NSK Ltd.	116,800	1,153,976
NTT Data Corp.	206,800	2,655,000
NTT DOCOMO, Inc.	430,000	10,663,502
Obayashi Corp.	211,800	1,869,816
Obic Co., Ltd.	21,200	1,930,047
Odakyu Electric Railway Co., Ltd.	96,800	2,046,420
Oji Holdings Corp.	285,000	2,023,820
Olympus Corp.	93,200	3,106,524
Omron Corp.	63,600	2,574,815
Ono Pharmaceutical Co., Ltd.	124,100	2,816,278
Oracle Corp., Japan	13,000	879,957
Oriental Land Co., Ltd.	63,600	5,983,077
ORIX Corp.	421,900	6,873,170
Osaka Gas Co., Ltd.	124,500	2,276,606
Otsuka Corp.	32,600	1,081,305
Otsuka Holdings Co., Ltd.	127,800	6,112,410
Panasonic Corp.	714,112	7,663,456
Park24 Co., Ltd.	39,000	1,026,018
Persol Holdings Co., Ltd.	60,500	1,147,783
Pola Orbis Holdings, Inc.	28,200	753,336
Rakuten, Inc.	268,820	1,818,293
Recruit Holdings Co., Ltd.	355,100	9,530,737
Renesas Electronics Corp. *	277,200	1,460,284
Resona Holdings, Inc.	657,000	3,455,843
Ricoh Co., Ltd.	214,500	2,141,198
Rinnai Corp.	12,200	886,260
Rohm Co., Ltd.	29,600	2,081,006
Ryohin Keikaku Co., Ltd.	7,700	2,035,339
Sankyo Co., Ltd.	16,700	637,618
Santen Pharmaceutical Co., Ltd.	117,000	1,732,983
SBI Holdings, Inc.	70,190	1,832,872
Secom Co., Ltd.	66,900	5,477,206
Sega Sammy Holdings, Inc.	49,800	639,447
Seibu Holdings, Inc.	76,700	1,391,536
Seiko Epson Corp.	90,400	1,456,456
Sekisui Chemical Co., Ltd.	119,600	1,880,818
Sekisui House Ltd.	201,700	2,960,355
Seven & i Holdings Co., Ltd.	242,503	10,500,376
Seven Bank Ltd.	211,400	660,678
SG Holdings Co., Ltd.	29,600	745,161
Sharp Corp. (a)	57,400	881,103
Shimadzu Corp.	72,000	1,819,656
Shimamura Co., Ltd.	7,700	647,682
Shimano, Inc.	23,400	3,195,860
Shimizu Corp.	184,000	1,493,592
Shin-Etsu Chemical Co., Ltd.	117,360	9,806,660
Shinsei Bank Ltd.	52,100	793,639
Shionogi & Co., Ltd.	89,600	5,729,353
Shiseido Co., Ltd.	123,700	7,804,911
Showa Denko K.K.	44,500	1,937,691
Showa Shell Sekiyu K.K.	60,600	1,156,621
SMC Corp.	18,500	5,896,588
SoftBank Group Corp.	266,200	21,066,745
Sohgo Security Services Co., Ltd.	25,300	1,126,890
Sompo Holdings, Inc.	107,700	4,442,141
Sony Corp.	409,600	22,166,211
Sony Financial Holdings, Inc.	56,800	1,310,345
Stanley Electric Co., Ltd.	43,800	1,295,618
Subaru Corp.	198,300	5,349,080
Sumco Corp.	78,100	1,054,118
Sumitomo Chemical Co., Ltd.	478,000	2,394,487
Sumitomo Corp.	356,500	5,406,916

80
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Sumitomo Dainippon Pharma Co., Ltd.	53,400	1,115,725
Sumitomo Electric Industries Ltd.	250,300	3,413,488
Sumitomo Heavy Industries Ltd.	33,800	1,063,036
Sumitomo Metal Mining Co., Ltd.	73,600	2,317,372
Sumitomo Mitsui Financial Group, Inc.	435,046	16,938,555
Sumitomo Mitsui Trust Holdings, Inc.	105,200	4,179,962
Sumitomo Realty & Development Co., Ltd.	115,000	3,951,406
Sumitomo Rubber Industries Ltd.	51,000	731,579
Sundrug Co., Ltd.	22,100	803,089
Suntory Beverage & Food Ltd.	42,900	1,748,384
Suzuken Co., Ltd.	25,300	1,280,569
Suzuki Motor Corp.	111,600	5,565,125
Sysmex Corp.	53,200	3,731,421
T&D Holdings, Inc.	177,700	2,840,661
Taiheiyo Cement Corp.	39,600	1,165,296
Taisei Corp.	70,600	3,019,454
Taisho Pharmaceutical Holdings Co., Ltd.	10,900	1,162,229
Taiyo Nippon Sanso Corp.	44,900	721,645
Takashimaya Co., Ltd.	46,800	736,524
Takeda Pharmaceutical Co., Ltd.	228,900	9,490,084
TDK Corp.	42,100	3,630,285
Teijin Ltd.	59,400	1,029,800
Terumo Corp.	97,000	5,236,244
The Bank of Kyoto Ltd.	18,800	844,159
The Chiba Bank Ltd.	185,000	1,170,377
The Chugoku Electric Power Co., Inc.	91,700	1,179,508
The Kansai Electric Power Co., Inc.	228,400	3,495,775
The Shizuoka Bank Ltd.	146,000	1,277,355
The Yokohama Rubber Co., Ltd.	43,000	832,970
THK Co., Ltd.	38,200	843,660
Tobu Railway Co., Ltd.	62,400	1,735,508
Toho Co., Ltd.	36,000	1,174,514
Toho Gas Co., Ltd.	25,400	874,577
Tohoku Electric Power Co., Inc.	142,300	1,797,902
Tokio Marine Holdings, Inc.	218,799	10,308,086
Tokyo Century Corp.	13,000	697,755
Tokyo Electric Power Co. Holdings, Inc. *	464,190	2,375,806
Tokyo Electron Ltd.	50,800	6,855,393
Tokyo Gas Co., Ltd.	124,440	3,060,341
Tokyo Tatemono Co., Ltd.	64,500	693,707
Tokyu Corp.	164,000	2,709,355
Tokyu Fudosan Holdings Corp.	176,000	991,644
Toppan Printing Co., Ltd.	84,000	1,187,543
Toray Industries, Inc.	437,000	3,099,768
Toshiba Corp. *	211,217	6,330,714
Tosoh Corp.	86,500	1,138,841
TOTO Ltd.	45,800	1,638,552
Toyo Seikan Group Holdings Ltd.	52,000	1,060,894
Toyo Suisan Kaisha Ltd.	30,800	1,058,736
Toyoda Gosei Co., Ltd.	18,000	388,218
Toyota Industries Corp.	48,000	2,357,863
Toyota Motor Corp.	738,003	43,232,902
Toyota Tsusho Corp.	65,800	2,374,631
Trend Micro, Inc.	39,300	2,262,334
Tsuruha Holdings, Inc.	12,000	1,252,442
Unicharm Corp.	131,900	3,578,279
United Urban Investment Corp.	928	1,410,801
USS Co., Ltd.	73,800	1,330,749
West Japan Railway Co.	53,000	3,564,656
Yahoo Japan Corp.	928,400	2,896,419
Yakult Honsha Co., Ltd.	36,500	2,584,620
Yamada Denki Co., Ltd.	219,600	1,035,491
Security	Number of Shares	Value ($)
Yamaguchi Financial Group, Inc.	67,000	705,454
Yamaha Corp.	42,500	1,867,636
Yamaha Motor Co., Ltd.	91,500	2,163,957
Yamato Holdings Co., Ltd.	100,900	2,758,445
Yamazaki Baking Co., Ltd.	35,600	641,695
Yaskawa Electric Corp.	78,600	2,271,829
Yokogawa Electric Corp.	71,800	1,409,726
ZOZO, Inc.	62,600	1,502,026
		1,045,446,241

Netherlands 3.3%
ABN AMRO Group N.V. CVA	133,963	3,285,789
Aegon N.V.	590,561	3,621,700
AerCap Holdings N.V. *	40,380	2,022,230
Akzo Nobel N.V.	82,563	6,932,402
ASML Holding N.V.	132,492	22,820,956
Coca-Cola European Partners plc	71,569	3,255,674
Heineken Holding N.V.	37,447	3,239,027
Heineken N.V.	84,047	7,561,481
ING Groep N.V.	1,258,343	14,887,445
Koninklijke Ahold Delhaize N.V.	403,529	9,236,985
Koninklijke DSM N.V.	58,380	5,097,088
Koninklijke KPN N.V.	1,087,360	2,869,028
Koninklijke Philips N.V.	304,640	11,361,803
Koninklijke Vopak N.V.	22,676	1,025,478
NN Group N.V.	97,790	4,198,921
NXP Semiconductors N.V.	110,014	8,249,950
Randstad N.V.	38,968	1,960,583
Unilever N.V. CVA	498,533	26,788,674
Wolters Kluwer N.V.	94,163	5,342,295
		143,757,509

New Zealand 0.2%
a2 Milk Co., Ltd. *	225,530	1,547,514
Auckland International Airport Ltd.	297,559	1,360,758
Fisher & Paykel Healthcare Corp., Ltd.	183,780	1,634,787
Fletcher Building Ltd. *	296,856	1,175,825
Meridian Energy Ltd.	422,027	865,742
Ryman Healthcare Ltd.	126,203	999,963
Spark New Zealand Ltd.	628,248	1,622,523
		9,207,112

Norway 0.8%
Aker BP A.S.A.	36,170	1,186,186
DNB A.S.A.	320,012	5,781,465
Equinor A.S.A.	374,412	9,684,646
Gjensidige Forsikring A.S.A.	60,359	933,942
Marine Harvest A.S.A.	136,486	3,304,366
Norsk Hydro A.S.A.	427,020	2,214,432
Orkla A.S.A.	259,017	2,235,138
Schibsted A.S.A., B Shares	33,945	1,074,149
Telenor A.S.A.	240,939	4,417,703
Yara International A.S.A.	58,239	2,500,976
		33,333,003

Portugal 0.2%
Banco Espirito Santo S.A. *(b)	470,491	—
EDP - Energias de Portugal S.A.	834,879	2,935,223
Galp Energia, SGPS, S.A.	162,979	2,833,918
Jeronimo Martins, SGPS, S.A.	86,083	1,056,581
		6,825,722

81
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Singapore 1.3%
Ascendas Real Estate Investment Trust	800,600	1,457,805
CapitaLand Commercial Trust	786,000	982,146
CapitaLand Ltd.	784,500	1,781,981
CapitaLand Mall Trust	797,800	1,215,138
City Developments Ltd.	139,100	794,943
ComfortDelGro Corp., Ltd.	680,500	1,108,032
DBS Group Holdings Ltd.	581,446	9,865,636
Genting Singapore Ltd.	1,869,700	1,189,812
Golden Agri-Resources Ltd.	2,252,500	415,293
Jardine Cycle & Carriage Ltd.	35,600	779,660
Keppel Corp., Ltd.	471,200	2,111,188
Oversea-Chinese Banking Corp., Ltd.	1,028,006	7,986,014
SATS Ltd.	190,900	687,042
Sembcorp Industries Ltd.	278,900	569,396
Singapore Airlines Ltd.	178,800	1,225,688
Singapore Exchange Ltd.	268,800	1,329,696
Singapore Press Holdings Ltd.	542,400	1,039,485
Singapore Technologies Engineering Ltd.	536,500	1,376,731
Singapore Telecommunications Ltd.	2,631,537	6,010,956
Suntec Real Estate Investment Trust	658,200	842,358
United Overseas Bank Ltd.	428,633	7,578,439
UOL Group Ltd.	166,967	727,248
Venture Corp., Ltd.	84,900	939,859
Wilmar International Ltd.	578,500	1,321,474
Yangzijiang Shipbuilding Holdings Ltd.	842,600	755,539
		54,091,559

Spain 3.0%
ACS Actividades de Construccion y Servicios S.A.	83,112	3,111,834
Aena SME S.A.	21,355	3,412,141
Amadeus IT Group S.A.	141,108	11,362,662
Banco Bilbao Vizcaya Argentaria S.A.	2,158,290	11,911,800
Banco De Sabadell S.A.	1,890,503	2,489,048
Banco Santander S.A.	5,214,269	24,809,251
Bankia S.A.	410,127	1,288,232
Bankinter S.A.	207,372	1,698,998
CaixaBank S.A.	1,149,224	4,650,578
Enagas S.A.	74,515	1,975,650
Endesa S.A.	102,105	2,134,922
Ferrovial S.A.	155,296	3,109,185
Grifols S.A.	97,194	2,769,077
Iberdrola S.A.	1,930,467	13,659,636
Industria de Diseno Textil S.A.	350,280	9,872,539
International Consolidated Airlines Group S.A.	194,714	1,502,467
Mapfre S.A.	369,050	1,102,792
Naturgy Energy Group S.A.	111,799	2,747,756
Red Electrica Corp. S.A.	140,944	2,918,452
Repsol S.A.	437,153	7,811,418
Siemens Gamesa Renewable Energy S.A. *	74,915	829,683
Telefonica S.A.	1,503,745	12,335,308
		127,503,429

Sweden 2.6%
Alfa Laval AB	95,435	2,435,033
Assa Abloy AB, Class B	324,425	6,453,059
Atlas Copco AB, A Shares	220,581	5,453,149
Atlas Copco AB, B Shares	123,884	2,837,354
Boliden AB	90,997	2,078,073
Security	Number of Shares	Value ($)
Electrolux AB, B Shares	75,101	1,560,583
Epiroc AB, Class A *	222,713	1,955,734
Epiroc AB, Class B *	123,884	1,019,363
Essity AB, Class B	195,511	4,461,845
Hennes & Mauritz AB, B Shares (a)	282,184	4,984,148
Hexagon AB, B Shares	85,352	4,177,435
Husqvarna AB, B Shares	137,067	1,034,232
ICA Gruppen AB (a)	24,300	859,720
Industrivarden AB, C Shares	50,071	1,040,028
Investor AB, B Shares	148,071	6,415,374
Kinnevik AB, Class B	78,322	2,171,367
LE Lundbergfortagen AB, B Shares	21,024	648,062
Lundin Petroleum AB	62,529	1,902,392
Millicom International Cellular S.A. SDR	20,909	1,179,941
Nordea Bank Abp	987,444	8,581,752
Sandvik AB	362,844	5,736,124
Securitas AB, B Shares	99,691	1,708,561
Skandinaviska Enskilda Banken AB, A Shares	521,540	5,397,103
Skanska AB, B Shares	113,849	1,789,660
SKF AB, B Shares	123,658	1,982,500
Svenska Handelsbanken AB, A Shares	494,841	5,378,841
Swedbank AB, A Shares	290,998	6,545,863
Swedish Match AB	56,106	2,857,966
Tele2 AB, B Shares	111,029	1,260,761
Telefonaktiebolaget LM Ericsson, B Shares	984,844	8,574,798
Telia Co. AB	922,336	4,151,887
Volvo AB, B Shares	504,508	7,534,401
		114,167,109

Switzerland 8.5%
ABB Ltd.	593,475	11,941,630
Adecco Group AG	53,059	2,598,301
Baloise Holding AG	16,224	2,318,946
Barry Callebaut AG	736	1,438,568
Chocoladefabriken Lindt & Spruengli AG	33	2,634,364
Chocoladefabriken Lindt & Spruengli AG - Participation Certificates	338	2,330,268
Cie Financiere Richemont S.A.	168,826	12,339,591
Clariant AG *	65,142	1,403,998
Credit Suisse Group AG *	819,249	10,710,580
Dufry AG *	10,143	1,142,912
EMS-Chemie Holding AG	2,720	1,498,640
Geberit AG	12,057	4,720,769
Givaudan S.A.	3,017	7,312,958
Julius Baer Group Ltd. *	70,610	3,220,152
Kuehne & Nagel International AG	17,307	2,405,407
LafargeHolcim Ltd. *	157,218	7,280,834
Lonza Group AG *	24,215	7,614,150
Nestle S.A.	1,005,567	84,893,066
Novartis AG	700,836	61,373,818
Pargesa Holding S.A.	11,548	847,739
Partners Group Holding AG	5,604	3,989,794
Roche Holding AG	227,127	55,274,174
Schindler Holding AG	19,291	4,047,415
SGS S.A.	1,766	4,194,337
Sika AG	41,598	5,333,799
Sonova Holding AG	18,208	2,969,436
Straumann Holding AG	3,207	2,189,118
Swiss Life Holding AG *	10,824	4,082,972
Swiss Prime Site AG *	25,392	2,060,392
Swiss Re AG	100,677	9,084,358

82
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Swisscom AG	8,408	3,849,869
Temenos AG *	20,017	2,751,076
The Swatch Group AG	18,742	1,251,042
The Swatch Group AG - Bearer Shares	9,786	3,305,452
UBS Group AG *	1,247,818	17,440,895
Vifor Pharma AG	14,394	2,080,350
Zurich Insurance Group AG	48,581	15,083,484
		369,014,654

United Kingdom 17.4%
3i Group plc	305,340	3,418,985
Admiral Group plc	64,014	1,645,545
Anglo American plc	342,492	7,309,936
Antofagasta plc	124,623	1,247,479
Ashtead Group plc	156,858	3,872,329
Associated British Foods plc	115,274	3,514,334
AstraZeneca plc	409,653	31,334,204
Auto Trader Group plc	318,519	1,664,377
Aviva plc	1,306,896	7,142,037
Babcock International Group plc	74,455	580,616
BAE Systems plc	1,035,673	6,944,483
Barclays plc	5,537,201	12,200,145
Barratt Developments plc	326,354	2,140,546
BHP Billiton plc	679,587	13,556,872
BP plc	6,433,354	46,472,737
British American Tobacco plc	741,004	32,122,720
BT Group plc	2,717,855	8,322,087
Bunzl plc	107,465	3,170,209
Burberry Group plc	134,388	3,109,653
Carnival plc	58,239	3,174,345
Centrica plc	1,826,767	3,431,186
Coca-Cola HBC AG *	64,058	1,892,183
Compass Group plc	514,516	10,119,909
ConvaTec Group plc	459,155	949,063
Croda International plc	42,911	2,643,128
DCC plc	32,044	2,746,515
Diageo plc	794,731	27,475,056
Direct Line Insurance Group plc	457,084	1,920,794
easyJet plc	47,046	720,734
Experian plc	298,721	6,870,342
Ferguson plc	74,159	4,999,766
Fresnillo plc	73,923	801,626
G4S plc	491,411	1,348,605
GlaxoSmithKline plc	1,597,438	30,938,790
Glencore plc *	3,726,685	15,166,338
GVC Holdings plc	179,236	2,146,954
Hammerson plc	274,751	1,533,931
Hargreaves Lansdown plc	92,229	2,198,720
HSBC Holdings plc	6,488,531	53,398,035
Imperial Brands plc	307,512	10,416,233
Informa plc	398,576	3,637,236
InterContinental Hotels Group plc	57,180	3,000,222
Intertek Group plc	50,840	3,046,147
Investec plc	206,987	1,279,711
ITV plc	1,179,245	2,238,528
J. Sainsbury plc	556,697	2,211,795
John Wood Group plc	210,153	1,915,386
Johnson Matthey plc	63,705	2,415,294
Kingfisher plc	693,004	2,250,297
Land Securities Group plc	243,924	2,653,430
Legal & General Group plc	1,896,444	6,085,456
Lloyds Banking Group plc	23,344,985	17,035,737
London Stock Exchange Group plc	102,695	5,658,264
Marks & Spencer Group plc	534,533	2,021,705
Mediclinic International plc	106,745	513,008
Meggitt plc	241,376	1,633,055
Security	Number of Shares	Value ($)
Melrose Industries plc	1,549,124	3,334,639
Merlin Entertainments plc	247,676	1,022,852
Micro Focus International plc	143,356	2,222,335
Mondi plc	117,716	2,772,076
National Grid plc	1,075,947	11,366,348
Next plc	44,210	2,936,994
NMC Health plc	32,992	1,487,595
Pearson plc	249,978	2,871,732
Persimmon plc	103,883	3,040,355
Prudential plc	839,228	16,804,390
Randgold Resources Ltd.	31,439	2,472,795
Reckitt Benckiser Group plc	216,507	17,507,639
RELX plc	635,926	12,576,492
Rio Tinto plc	381,450	18,519,689
Rolls-Royce Holdings plc *	544,813	5,842,676
Royal Bank of Scotland Group plc	1,535,871	4,623,734
Royal Dutch Shell plc, A Shares	1,487,007	47,373,215
Royal Dutch Shell plc, B Shares	1,208,246	39,404,435
Royal Mail plc	300,009	1,377,319
RSA Insurance Group plc	331,110	2,381,360
Schroders plc	41,448	1,418,454
Segro plc	334,427	2,621,864
Severn Trent plc	73,807	1,753,976
Shire plc	294,947	17,800,317
Smith & Nephew plc	282,974	4,599,699
Smiths Group plc	128,441	2,289,527
SSE plc	328,481	4,787,749
St. James's Place plc	171,819	2,220,460
Standard Chartered plc	918,846	6,439,922
Standard Life Aberdeen plc	741,538	2,561,150
Taylor Wimpey plc	1,053,127	2,168,417
Tesco plc	3,156,647	8,596,885
The Berkeley Group Holdings plc	39,738	1,776,021
The British Land Co., plc	305,171	2,304,751
The Sage Group plc	343,440	2,387,906
The Weir Group plc	75,079	1,519,339
Travis Perkins plc	80,634	1,138,850
TUI AG	144,240	2,393,125
Unilever plc	394,893	20,917,333
United Utilities Group plc	224,174	2,077,354
Vodafone Group plc	8,625,971	16,221,467
Whitbread plc	59,066	3,321,136
WM Morrison Supermarkets plc	699,671	2,216,690
WPP plc	407,676	4,613,207
		750,341,087
Total Common Stock
(Cost $3,746,775,214)		4,234,300,412

Preferred Stock 0.6% of net assets

Germany 0.6%
Bayerische Motoren Werke AG	16,863	1,270,063
Fuchs Petrolub SE	23,960	1,109,101
Henkel AG & Co. KGaA	57,713	6,305,419
Porsche Automobil Holding SE	50,639	3,220,387
Sartorius AG	11,055	1,599,030
Schaeffler AG	46,816	493,307
Volkswagen AG	59,757	10,039,350
		24,036,657

83
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
United Kingdom 0.0%
Rolls-Royce Holdings plc, C Shares *(b)	24,523,750	31,346
Total Preferred Stock
(Cost $23,676,364)		24,068,003

Rights 0.0% of net assets

Spain 0.0%
Banco Santander S.A. expires 11/01/18 *	5,166,295	200,710
Total Rights
(Cost $208,052)		200,710

Other Investment Company 0.4% of net assets

United States 0.4%
Securities Lending Collateral 0.4%
Wells Fargo Government Money Market Fund, Select Class 2.07% (c)	15,421,062	15,421,062
Total Other Investment Company
(Cost $15,421,062)		15,421,062
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.4% of net assets

Time Deposits 0.4%
BNP Paribas
Euro
(0.57%), 11/01/18 (d)	209,740	237,562
Hong Kong Dollar
0.37%, 11/01/18 (d)	201,487	25,694
Brown Brothers Harriman
Australian Dollar
0.77%, 11/01/18 (d)	141,578	100,258
Danish Krone
(0.80%), 11/01/18 (d)	67,229	10,207
Norwegian Krone
0.30%, 11/01/18 (d)	1,575,774	186,929
Singapore Dollar
0.62%, 11/01/18 (d)	15,340	11,075
Swiss Franc
(1.44%), 11/01/18 (d)	20,086	19,943
Citibank
Pound Sterling
0.36%, 11/01/18 (d)	82,992	106,081
Skandinaviska Enskilda Banken
Swedish Krona
(0.80%), 11/01/18 (d)	1,056,002	115,395
Sumitomo Mitsui Banking Corp.
Japanese Yen
(0.30%), 11/01/18 (d)	44,738,237	396,493
U.S. Dollar
1.54%, 11/01/18 (d)	17,097,580	17,097,580
Total Short-Term Investments
(Cost $18,307,217)		18,307,217

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI EAFE Index, expires 12/21/18	533	48,303,125	473,681
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $14,894,013.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

84
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.8% of net assets

Automobiles & Components 1.5%
Adient plc	83,235	2,532,009
Aptiv plc	53,620	4,118,016
BorgWarner, Inc.	61,297	2,415,715
Cooper Tire & Rubber Co.	37,850	1,169,186
Dana, Inc.	55,800	868,806
Ford Motor Co.	2,257,461	21,558,753
Garrett Motion, Inc. *(a)	11,744	178,156
General Motors Co.	716,828	26,228,737
Gentex Corp.	47,810	1,006,400
Harley-Davidson, Inc.	70,904	2,709,951
Lear Corp.	22,550	2,996,895
Tenneco, Inc., Class A	23,720	816,680
The Goodyear Tire & Rubber Co.	159,490	3,358,859
Thor Industries, Inc.	12,300	856,572
Visteon Corp. *	18,100	1,430,624
		72,245,359

Banks 4.7%
Bank of America Corp.	917,434	25,229,435
BB&T Corp.	121,625	5,979,085
CIT Group, Inc.	37,320	1,768,222
Citigroup, Inc.	495,822	32,456,508
Citizens Financial Group, Inc.	73,000	2,726,550
Comerica, Inc.	20,100	1,639,356
Fifth Third Bancorp	154,470	4,169,145
First Republic Bank	10,400	946,296
Huntington Bancshares, Inc.	122,567	1,756,385
JPMorgan Chase & Co.	534,433	58,263,886
KeyCorp	124,537	2,261,592
M&T Bank Corp.	17,579	2,907,742
New York Community Bancorp, Inc.	143,730	1,376,933
People's United Financial, Inc.	64,977	1,017,540
Regions Financial Corp.	177,935	3,019,557
SunTrust Banks, Inc.	76,720	4,807,275
The PNC Financial Services Group, Inc.	71,795	9,224,940
U.S. Bancorp	306,940	16,043,754
Wells Fargo & Co.	1,017,413	54,156,894
		229,751,095

Capital Goods 7.2%
3M Co.	106,971	20,352,302
AECOM *	56,154	1,636,328
AGCO Corp.	39,640	2,221,426
Allison Transmission Holdings, Inc.	28,400	1,251,872
AMETEK, Inc.	29,430	1,974,164
Carlisle Cos., Inc.	13,260	1,280,783
Caterpillar, Inc.	133,257	16,166,739
Cummins, Inc.	54,824	7,493,893
Deere & Co.	95,513	12,936,281
Donaldson Co., Inc.	23,360	1,197,901
Dover Corp.	40,935	3,391,055
Eaton Corp. plc	119,476	8,562,845
EMCOR Group, Inc.	19,040	1,351,459
Security	Number of Shares	Value ($)
Emerson Electric Co.	192,680	13,079,118
Fastenal Co.	52,260	2,686,687
Flowserve Corp.	55,735	2,558,236
Fluor Corp.	118,360	5,191,270
Fortive Corp.	34,358	2,551,081
Fortune Brands Home & Security, Inc.	28,400	1,273,172
GATX Corp.	14,520	1,087,984
General Dynamics Corp.	59,676	10,298,884
General Electric Co.	4,132,758	41,740,856
Harris Corp.	18,138	2,697,302
HD Supply Holdings, Inc. *	24,510	920,841
Honeywell International, Inc.	116,335	16,847,635
Hubbell, Inc.	14,484	1,473,023
Huntington Ingalls Industries, Inc.	7,400	1,616,752
IDEX Corp.	9,640	1,222,545
Illinois Tool Works, Inc.	81,634	10,414,049
Ingersoll-Rand plc	51,752	4,965,087
Jacobs Engineering Group, Inc.	51,950	3,900,925
Johnson Controls International plc	132,658	4,241,076
L3 Technologies, Inc.	12,100	2,292,587
Lincoln Electric Holdings, Inc.	17,200	1,391,652
Lockheed Martin Corp.	40,474	11,893,285
Masco Corp.	37,500	1,125,000
MSC Industrial Direct Co., Inc., Class A	13,600	1,102,416
Northrop Grumman Corp.	37,463	9,813,433
Oshkosh Corp.	28,720	1,612,341
Owens Corning	29,180	1,379,339
PACCAR, Inc.	100,741	5,763,393
Parker-Hannifin Corp.	33,397	5,063,987
Pentair plc	35,777	1,436,446
Quanta Services, Inc. *	76,570	2,388,984
Raytheon Co.	54,815	9,594,818
Regal Beloit Corp.	14,600	1,046,820
Resideo Technologies, Inc. *	19,389	408,142
Rockwell Automation, Inc.	19,870	3,273,185
Rockwell Collins, Inc.	18,510	2,369,650
Roper Technologies, Inc.	7,220	2,042,538
Snap-on, Inc.	11,300	1,739,522
Spirit AeroSystems Holdings, Inc., Class A	20,600	1,730,606
Stanley Black & Decker, Inc.	31,303	3,647,426
Terex Corp.	34,160	1,140,602
Textron, Inc.	60,750	3,258,022
The Boeing Co.	67,702	24,024,732
The Timken Co.	28,365	1,121,836
TransDigm Group, Inc. *	7,350	2,427,337
Trinity Industries, Inc.	62,880	1,795,224
United Rentals, Inc. *	21,200	2,545,484
United Technologies Corp.	214,952	26,699,188
Valmont Industries, Inc.	8,100	1,006,911
W.W. Grainger, Inc.	15,858	4,503,196
WABCO Holdings, Inc. *	9,400	1,010,030
Wabtec Corp.	13,170	1,080,203
Watsco, Inc.	6,510	964,652
WESCO International, Inc. *	28,900	1,450,202
Xylem, Inc.	21,705	1,423,414
		354,150,174

1
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Commercial & Professional Services 0.6%
ABM Industries, Inc.	32,900	1,011,675
Cintas Corp.	12,910	2,347,942
Equifax, Inc.	14,720	1,493,197
IHS Markit Ltd. *	21,300	1,118,889
KAR Auction Services, Inc.	20,100	1,144,494
ManpowerGroup, Inc.	40,730	3,107,292
Nielsen Holdings plc	105,190	2,732,836
Pitney Bowes, Inc.	156,319	1,034,832
Republic Services, Inc.	47,633	3,461,966
Robert Half International, Inc.	35,150	2,127,629
The Dun & Bradstreet Corp.	9,170	1,304,707
Verisk Analytics, Inc. *	10,420	1,248,733
Waste Management, Inc.	83,474	7,468,419
		29,602,611

Consumer Durables & Apparel 1.3%
Brunswick Corp.	18,850	980,011
Carter's, Inc.	11,600	1,113,368
D.R. Horton, Inc.	53,700	1,931,052
Fossil Group, Inc. *	133,970	2,908,489
Garmin Ltd.	26,100	1,726,776
Hanesbrands, Inc.	84,200	1,444,872
Hasbro, Inc.	22,041	2,021,380
Leggett & Platt, Inc.	38,857	1,410,898
Lennar Corp., Class A	36,900	1,585,962
Mattel, Inc. *	213,755	2,902,793
Michael Kors Holdings Ltd. *	44,730	2,478,489
Mohawk Industries, Inc. *	9,705	1,210,505
Newell Brands, Inc.	78,123	1,240,593
NIKE, Inc., Class B	209,954	15,754,948
NVR, Inc. *	652	1,459,848
Polaris Industries, Inc.	17,190	1,529,566
PulteGroup, Inc.	76,900	1,889,433
PVH Corp.	16,570	2,001,490
Ralph Lauren Corp.	27,610	3,578,532
Tapestry, Inc.	86,315	3,651,988
VF Corp.	69,640	5,771,763
Whirlpool Corp.	30,435	3,340,546
		61,933,302

Consumer Services 1.8%
Aramark	58,000	2,083,360
Brinker International, Inc.	28,425	1,232,224
Carnival Corp.	94,270	5,282,891
Chipotle Mexican Grill, Inc. *	5,487	2,525,831
Darden Restaurants, Inc.	25,242	2,689,535
Domino's Pizza, Inc.	4,630	1,244,498
H&R Block, Inc.	61,235	1,625,177
Hilton Worldwide Holdings, Inc.	18,200	1,295,294
Las Vegas Sands Corp.	72,890	3,719,577
Marriott International, Inc., Class A	22,275	2,603,725
McDonald's Corp.	175,568	31,057,979
MGM Resorts International	82,325	2,196,431
Norwegian Cruise Line Holdings Ltd. *	21,300	938,691
Royal Caribbean Cruises Ltd.	24,719	2,588,821
Service Corp. International	28,930	1,199,727
Starbucks Corp.	163,880	9,549,287
The Wendy's Co.	68,590	1,182,492
Wyndham Destinations, Inc.	28,370	1,017,916
Wyndham Hotels & Resorts, Inc.	29,840	1,470,813
Wynn Resorts Ltd.	16,204	1,630,122
Security	Number of Shares	Value ($)
Yum China Holdings, Inc.	59,130	2,133,410
Yum! Brands, Inc.	76,160	6,885,625
		86,153,426

Diversified Financials 4.6%
Affiliated Managers Group, Inc.	7,400	841,084
AGNC Investment Corp.	81,700	1,457,528
Ally Financial, Inc.	259,190	6,586,018
American Express Co.	187,717	19,284,167
Ameriprise Financial, Inc.	45,614	5,803,925
Annaly Capital Management, Inc.	245,431	2,422,404
Berkshire Hathaway, Inc., Class B *	295,886	60,739,478
BlackRock, Inc.	14,330	5,895,649
Capital One Financial Corp.	161,792	14,448,026
CME Group, Inc.	26,210	4,802,720
Discover Financial Services	125,182	8,721,430
Franklin Resources, Inc.	144,809	4,416,674
Intercontinental Exchange, Inc.	28,830	2,221,063
Invesco Ltd.	118,520	2,573,069
Jefferies Financial Group, Inc.	70,100	1,505,047
Lazard Ltd., Class A	18,800	747,112
Legg Mason, Inc.	51,010	1,439,502
LPL Financial Holdings, Inc.	23,750	1,463,000
Moody's Corp.	17,290	2,515,349
Morgan Stanley	139,013	6,347,334
MSCI, Inc.	8,340	1,254,169
Nasdaq, Inc.	13,983	1,212,466
Navient Corp.	285,560	3,306,785
Northern Trust Corp.	23,120	2,174,898
Raymond James Financial, Inc.	12,900	989,301
S&P Global, Inc.	21,018	3,832,002
Santander Consumer USA Holdings, Inc.	71,140	1,333,875
SEI Investments Co.	15,810	845,045
SLM Corp. *	150,930	1,530,430
State Street Corp.	67,596	4,647,225
Synchrony Financial	219,450	6,337,716
T. Rowe Price Group, Inc.	47,735	4,629,818
TD Ameritrade Holding Corp.	25,390	1,313,171
The Bank of New York Mellon Corp.	162,389	7,685,871
The Charles Schwab Corp. (b)	53,515	2,474,534
The Goldman Sachs Group, Inc.	94,949	21,398,656
Voya Financial, Inc.	58,760	2,571,338
Waddell & Reed Financial, Inc., Class A	56,800	1,083,176
		222,851,055

Energy 12.0%
Anadarko Petroleum Corp.	122,379	6,510,563
Apache Corp.	176,468	6,675,784
Baker Hughes, a GE Co.	207,976	5,550,879
Chevron Corp.	919,002	102,606,573
CNX Resources Corp. *	75,535	1,182,123
Concho Resources, Inc. *	11,630	1,617,617
ConocoPhillips	585,472	40,924,493
Devon Energy Corp.	90,847	2,943,443
EOG Resources, Inc.	70,381	7,413,935
EQT Corp.	27,160	922,625
Exxon Mobil Corp.	2,276,741	181,410,723
Halliburton Co.	261,730	9,076,796
Helmerich & Payne, Inc.	39,875	2,483,814
Hess Corp.	187,614	10,769,044
HollyFrontier Corp.	139,532	9,410,038
Kinder Morgan, Inc.	615,270	10,471,895
Marathon Oil Corp.	501,929	9,531,632
Marathon Petroleum Corp.	388,699	27,383,845
Murphy Oil Corp.	142,110	4,527,625
Nabors Industries Ltd.	371,530	1,846,504

2
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
National Oilwell Varco, Inc.	243,101	8,946,117
Noble Corp. plc *	504,690	2,533,544
Noble Energy, Inc.	115,340	2,866,199
Occidental Petroleum Corp.	246,530	16,534,767
Oceaneering International, Inc. *	83,480	1,581,111
ONEOK, Inc.	39,970	2,622,032
Patterson-UTI Energy, Inc.	80,810	1,344,678
PBF Energy, Inc., Class A	67,600	2,829,060
Phillips 66	292,918	30,117,829
Pioneer Natural Resources Co.	14,520	2,138,360
QEP Resources, Inc. *	135,942	1,211,243
Rowan Cos. plc, Class A *	68,500	1,089,835
Schlumberger Ltd.	408,410	20,955,517
SM Energy Co.	51,170	1,245,478
Targa Resources Corp.	32,330	1,670,491
The Williams Cos., Inc.	202,829	4,934,830
Transocean Ltd. *	402,890	4,435,819
Valero Energy Corp.	320,406	29,185,782
Weatherford International plc *	897,400	1,211,490
World Fuel Services Corp.	253,310	8,105,920
		588,820,053

Food & Staples Retailing 3.3%
Casey's General Stores, Inc.	15,512	1,956,218
Costco Wholesale Corp.	119,503	27,321,971
Performance Food Group Co. *	34,700	1,017,404
Rite Aid Corp. *	1,044,800	1,253,760
SpartanNash, Co.	54,000	963,900
Sysco Corp.	142,589	10,170,874
The Kroger Co.	598,288	17,805,051
U.S. Foods Holding Corp. *	71,460	2,084,488
United Natural Foods, Inc. *	41,500	901,795
Walgreens Boots Alliance, Inc.	306,182	24,424,138
Walmart, Inc.	756,442	75,856,004
		163,755,603

Food, Beverage & Tobacco 4.6%
Altria Group, Inc.	338,416	22,010,577
Archer-Daniels-Midland Co.	464,514	21,948,287
Brown-Forman Corp., Class B	44,742	2,073,344
Bunge Ltd.	144,126	8,906,987
Campbell Soup Co.	40,740	1,524,083
ConAgra Brands, Inc.	96,720	3,443,232
Constellation Brands, Inc., Class A	11,330	2,257,276
Dean Foods Co.	101,600	811,784
Flowers Foods, Inc.	52,100	1,006,051
General Mills, Inc.	191,458	8,385,861
Hormel Foods Corp.	57,408	2,505,285
Ingredion, Inc.	20,600	2,084,308
Kellogg Co.	54,097	3,542,272
McCormick & Co., Inc. - Non Voting Shares	17,448	2,512,512
Molson Coors Brewing Co., Class B	34,120	2,183,680
Mondelez International, Inc., Class A	421,395	17,690,162
Monster Beverage Corp. *	27,100	1,432,235
PepsiCo, Inc.	299,793	33,690,737
Philip Morris International, Inc.	384,218	33,838,079
Sanderson Farms, Inc.	9,500	934,705
The Coca-Cola Co.	749,573	35,889,555
The Hershey Co.	25,142	2,693,965
The JM Smucker Co.	32,315	3,500,361
The Kraft Heinz Co.	107,654	5,917,740
Tyson Foods, Inc., Class A	105,515	6,322,459
		227,105,537

Security	Number of Shares	Value ($)
Health Care Equipment & Services 6.7%
Abbott Laboratories	210,547	14,515,110
Aetna, Inc.	74,081	14,697,670
AmerisourceBergen Corp.	31,007	2,728,616
Anthem, Inc.	94,100	25,931,137
Baxter International, Inc.	63,853	3,991,451
Becton, Dickinson & Co.	27,557	6,351,889
Boston Scientific Corp. *	64,115	2,317,116
Cardinal Health, Inc.	227,167	11,494,650
Centene Corp. *	22,220	2,895,710
Cerner Corp. *	33,540	1,921,171
Cigna Corp.	32,729	6,997,787
Community Health Systems, Inc. *	466,262	1,473,388
CVS Health Corp.	655,076	47,420,952
Danaher Corp.	59,216	5,886,070
DaVita, Inc. *	44,020	2,964,307
DENTSPLY SIRONA, Inc.	33,435	1,157,854
Edwards Lifesciences Corp. *	14,150	2,088,540
Express Scripts Holding Co. *	351,597	34,094,361
HCA Healthcare, Inc.	87,354	11,664,380
Henry Schein, Inc. *	45,914	3,810,862
Humana, Inc.	42,260	13,540,527
Intuitive Surgical, Inc. *	4,837	2,520,948
Laboratory Corp. of America Holdings *	14,489	2,326,209
LifePoint Health, Inc. *	26,270	1,703,872
Magellan Health, Inc. *	14,600	949,876
McKesson Corp.	107,817	13,451,249
MEDNAX, Inc. *	27,300	1,127,217
Medtronic plc	213,746	19,198,666
Molina Healthcare, Inc. *	11,690	1,481,941
Owens & Minor, Inc.	99,442	785,592
Patterson Cos., Inc.	52,535	1,186,240
Quest Diagnostics, Inc.	40,672	3,827,642
ResMed, Inc.	14,710	1,558,083
Stryker Corp.	32,448	5,263,715
Tenet Healthcare Corp. *	78,023	2,007,532
UnitedHealth Group, Inc.	159,676	41,731,323
Universal Health Services, Inc., Class B	24,648	2,996,211
Varian Medical Systems, Inc. *	16,103	1,922,215
WellCare Health Plans, Inc. *	8,330	2,298,997
Zimmer Biomet Holdings, Inc.	28,194	3,202,556
		327,483,632

Household & Personal Products 1.8%
Church & Dwight Co., Inc.	45,000	2,671,650
Colgate-Palmolive Co.	149,338	8,893,078
Herbalife Nutrition Ltd. *	30,700	1,635,082
Kimberly-Clark Corp.	60,201	6,278,964
Nu Skin Enterprises, Inc., Class A	18,390	1,291,346
The Clorox Co.	18,570	2,756,716
The Estee Lauder Cos., Inc., Class A	25,564	3,513,516
The Procter & Gamble Co.	676,835	60,021,728
		87,062,080

Insurance 3.4%
Aflac, Inc.	213,166	9,181,060
Alleghany Corp.	3,320	1,994,258
American Financial Group, Inc.	13,480	1,348,404
American International Group, Inc.	616,412	25,451,651
Aon plc	51,376	8,023,904
Arch Capital Group Ltd. *	53,325	1,512,830
Arthur J. Gallagher & Co.	23,500	1,739,235
Assurant, Inc.	27,575	2,680,566
Assured Guaranty Ltd.	54,720	2,187,705
Axis Capital Holdings Ltd.	39,250	2,189,757

3
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Chubb Ltd.	64,028	7,997,737
Cincinnati Financial Corp.	28,180	2,216,075
CNO Financial Group, Inc.	73,210	1,383,669
Everest Re Group Ltd.	14,445	3,146,988
Fidelity National Financial, Inc.	58,484	1,956,290
First American Financial Corp.	23,700	1,050,621
Genworth Financial, Inc., Class A *	548,150	2,346,082
Lincoln National Corp.	56,410	3,395,318
Loews Corp.	99,889	4,650,832
Markel Corp. *	1,140	1,246,294
Marsh & McLennan Cos., Inc.	79,660	6,751,185
MetLife, Inc.	208,078	8,570,733
Old Republic International Corp.	62,000	1,367,100
Principal Financial Group, Inc.	53,941	2,539,003
Prudential Financial, Inc.	92,517	8,676,244
Reinsurance Group of America, Inc.	14,900	2,121,313
RenaissanceRe Holdings Ltd.	15,025	1,835,454
The Allstate Corp.	112,613	10,779,316
The Hartford Financial Services Group, Inc.	115,297	5,236,790
The Progressive Corp.	101,965	7,106,960
The Travelers Cos., Inc.	148,632	18,598,322
Torchmark Corp.	21,865	1,851,091
Unum Group	57,295	2,077,517
W. R. Berkley Corp.	24,493	1,859,019
White Mountains Insurance Group Ltd.	1,689	1,497,586
Willis Towers Watson plc	9,600	1,374,336
		167,941,245

Materials 3.2%
Air Products & Chemicals, Inc.	31,215	4,818,035
Albemarle Corp.	15,885	1,576,110
Alcoa Corp. *	111,190	3,890,538
AptarGroup, Inc.	11,660	1,188,854
Ashland Global Holdings, Inc.	26,305	1,946,044
Avery Dennison Corp.	17,760	1,611,187
Ball Corp.	54,050	2,421,440
Bemis Co., Inc.	38,088	1,743,288
Celanese Corp.	21,340	2,068,700
CF Industries Holdings, Inc.	91,545	4,396,906
Commercial Metals Co.	73,145	1,394,144
Crown Holdings, Inc. *	25,700	1,086,853
Domtar Corp.	47,882	2,217,415
DowDuPont, Inc.	363,998	19,626,772
Eastman Chemical Co.	36,760	2,880,146
Ecolab, Inc.	34,791	5,328,242
FMC Corp.	16,280	1,271,142
Freeport-McMoRan, Inc.	455,900	5,311,235
Graphic Packaging Holding Co.	97,000	1,067,970
Huntsman Corp.	58,415	1,278,120
International Flavors & Fragrances, Inc.	12,155	1,758,342
International Paper Co.	123,563	5,604,818
Linde plc	122,815	20,322,198
LyondellBasell Industries N.V., Class A	167,710	14,971,472
Martin Marietta Materials, Inc.	8,130	1,392,506
Newmont Mining Corp.	115,121	3,559,541
Nucor Corp.	110,766	6,548,486
Owens-Illinois, Inc. *	71,105	1,114,215
Packaging Corp. of America	16,721	1,535,155
PPG Industries, Inc.	59,170	6,218,175
Reliance Steel & Aluminum Co.	35,840	2,828,493
RPM International, Inc.	26,835	1,641,497
Sealed Air Corp.	34,500	1,116,420
Sonoco Products Co.	31,755	1,733,188
Steel Dynamics, Inc.	48,040	1,902,384
The Mosaic Co.	270,291	8,362,804
The Sherwin-Williams Co.	7,765	3,055,295
United States Steel Corp.	59,934	1,590,049
Security	Number of Shares	Value ($)
Vulcan Materials Co.	12,143	1,228,143
WestRock Co.	61,967	2,662,722
		156,269,044

Media & Entertainment 4.2%
Activision Blizzard, Inc.	86,500	5,972,825
Alphabet, Inc., Class A *	17,529	19,116,777
Alphabet, Inc., Class C *	17,794	19,160,045
CBS Corp., Class B - Non Voting Shares	162,761	9,334,343
Charter Communications, Inc., Class A *	11,496	3,682,974
Cinemark Holdings, Inc.	27,620	1,148,163
Comcast Corp., Class A	1,058,864	40,385,073
Discovery, Inc., Class A *	82,741	2,679,981
Discovery, Inc., Class C *	171,121	5,015,557
DISH Network Corp., Class A *	51,035	1,568,816
Electronic Arts, Inc. *	19,538	1,777,567
Facebook, Inc., Class A *	48,920	7,425,567
IAC/InterActiveCorp *	8,802	1,730,385
Liberty Media Corp. - Liberty SiriusXM, Class A *	16,700	688,708
Liberty Media Corp. - Liberty SiriusXM, Class C *	33,700	1,390,799
News Corp., Class A	122,720	1,618,677
News Corp., Class B	37,600	501,584
Omnicom Group, Inc.	64,523	4,795,349
TEGNA, Inc.	94,430	1,089,722
The Interpublic Group of Cos., Inc.	80,765	1,870,517
The Walt Disney Co.	364,382	41,841,985
Tribune Media Co., Class A	32,900	1,250,529
Twenty-First Century Fox, Inc., Class A	290,051	13,203,122
Twenty-First Century Fox, Inc., Class B	130,500	5,895,990
Viacom, Inc., Class B	366,078	11,707,175
		204,852,230

Pharmaceuticals, Biotechnology & Life Sciences 6.5%
AbbVie, Inc.	171,102	13,320,291
Agilent Technologies, Inc.	36,836	2,386,604
Alexion Pharmaceuticals, Inc. *	10,400	1,165,528
Allergan plc	28,670	4,530,147
Amgen, Inc.	116,713	22,501,099
Biogen, Inc. *	20,560	6,255,791
Bristol-Myers Squibb Co.	213,911	10,811,062
Celgene Corp. *	90,306	6,465,910
Eli Lilly & Co.	148,771	16,132,727
Gilead Sciences, Inc.	336,147	22,918,502
IQVIA Holdings, Inc. *	10,800	1,327,644
Johnson & Johnson	440,827	61,711,372
Mallinckrodt plc *	56,500	1,415,890
Merck & Co., Inc.	717,472	52,813,114
Mettler-Toledo International, Inc. *	2,600	1,421,732
Mylan N.V. *	81,545	2,548,281
Perrigo Co., plc	19,080	1,341,324
Pfizer, Inc.	1,696,644	73,057,491
Regeneron Pharmaceuticals, Inc. *	3,400	1,153,416
Thermo Fisher Scientific, Inc.	33,135	7,741,993
United Therapeutics Corp. *	12,100	1,341,406
Waters Corp. *	8,200	1,555,458
Zoetis, Inc.	24,030	2,166,304
		316,083,086

Real Estate 1.6%
American Tower Corp.	25,215	3,928,749
AvalonBay Communities, Inc.	13,129	2,302,564
Boston Properties, Inc.	23,720	2,864,427
Brixmor Property Group, Inc.	79,900	1,294,380

4
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Camden Property Trust	12,400	1,119,348
CBRE Group, Inc., Class A *	39,400	1,587,426
CoreCivic, Inc.	70,200	1,576,692
Crown Castle International Corp.	29,220	3,177,383
Digital Realty Trust, Inc.	19,700	2,034,222
Duke Realty Corp.	43,300	1,193,781
Equinix, Inc.	4,000	1,514,960
Equity Residential	50,755	3,297,045
Essex Property Trust, Inc.	4,990	1,251,392
HCP, Inc.	110,475	3,043,586
Hospitality Properties Trust	56,931	1,458,572
Host Hotels & Resorts, Inc.	183,908	3,514,482
Iron Mountain, Inc.	75,559	2,312,861
Jones Lang LaSalle, Inc.	9,460	1,251,180
Kimco Realty Corp.	83,060	1,336,435
Mid-America Apartment Communities, Inc.	10,600	1,035,726
Outfront Media, Inc.	51,000	903,720
Park Hotels & Resorts, Inc.	28,900	840,123
Prologis, Inc.	49,830	3,212,540
Public Storage	12,770	2,623,852
Realogy Holdings Corp. (a)	53,160	1,013,761
Realty Income Corp.	20,900	1,259,643
Senior Housing Properties Trust	66,200	1,063,834
Simon Property Group, Inc.	37,601	6,900,536
SL Green Realty Corp.	13,550	1,236,573
The Macerich Co.	24,297	1,254,211
UDR, Inc.	28,620	1,121,618
Ventas, Inc.	65,008	3,773,064
VEREIT, Inc.	151,920	1,113,574
Vornado Realty Trust	27,951	1,902,904
Welltower, Inc.	70,070	4,629,525
Weyerhaeuser Co.	109,374	2,912,630
		76,857,319

Retailing 5.2%
Abercrombie & Fitch Co., Class A	83,168	1,638,410
Advance Auto Parts, Inc.	16,505	2,636,839
Amazon.com, Inc. *	7,310	11,681,453
American Eagle Outfitters, Inc.	81,485	1,879,044
AutoNation, Inc. *	36,180	1,464,566
AutoZone, Inc. *	3,231	2,369,842
Bed Bath & Beyond, Inc.	326,965	4,492,499
Best Buy Co., Inc.	110,466	7,750,295
Big Lots, Inc.	36,865	1,530,635
Booking Holdings, Inc. *	3,624	6,793,478
CarMax, Inc. *	48,877	3,319,237
Chico's FAS, Inc.	137,370	1,053,628
Core-Mark Holding Co., Inc.	75,780	2,910,710
Dick's Sporting Goods, Inc.	62,480	2,209,918
Dillard's, Inc., Class A (a)	19,625	1,381,993
Dollar General Corp.	82,090	9,143,184
Dollar Tree, Inc. *	37,581	3,168,078
DSW, Inc., Class A	44,210	1,173,776
eBay, Inc. *	145,967	4,237,422
Expedia Group, Inc.	15,685	1,967,370
Foot Locker, Inc.	78,185	3,685,641
GameStop Corp., Class A (a)	210,180	3,068,628
Genuine Parts Co.	48,450	4,744,224
GNC Holdings, Inc., Class A *(a)	361,500	1,330,320
Group 1 Automotive, Inc.	16,000	923,840
Kohl's Corp.	144,205	10,920,645
L Brands, Inc.	117,920	3,822,966
LKQ Corp. *	53,310	1,453,764
Lowe's Cos., Inc.	250,025	23,807,380
Macy's, Inc.	243,436	8,347,420
Murphy USA, Inc. *	39,490	3,184,079
Nordstrom, Inc.	67,745	4,455,589
Security	Number of Shares	Value ($)
O'Reilly Automotive, Inc. *	17,390	5,577,842
Office Depot, Inc.	575,100	1,472,256
Qurate Retail, Inc. *	202,659	4,446,338
Ross Stores, Inc.	53,330	5,279,670
Sally Beauty Holdings, Inc. *	71,900	1,280,539
Signet Jewelers Ltd.	43,460	2,435,933
Target Corp.	330,733	27,659,201
The Gap, Inc.	145,325	3,967,372
The Home Depot, Inc.	199,253	35,044,618
The TJX Cos., Inc.	148,238	16,288,391
Tiffany & Co.	21,335	2,374,585
Tractor Supply Co.	36,800	3,381,552
Ulta Salon, Cosmetics & Fragrance, Inc. *	2,700	741,204
Urban Outfitters, Inc. *	38,464	1,517,789
Williams-Sonoma, Inc.	35,805	2,126,101
		256,140,264

Semiconductors & Semiconductor Equipment 2.8%
Analog Devices, Inc.	31,955	2,674,953
Applied Materials, Inc.	128,776	4,234,155
Broadcom, Inc.	11,828	2,643,440
First Solar, Inc. *	20,200	844,360
Intel Corp.	1,225,256	57,440,001
KLA-Tencor Corp.	31,610	2,893,579
Lam Research Corp.	16,280	2,307,364
Marvell Technology Group Ltd.	99,970	1,640,508
Maxim Integrated Products, Inc.	40,690	2,035,314
Microchip Technology, Inc.	18,180	1,195,880
Micron Technology, Inc. *	139,382	5,257,489
NVIDIA Corp.	14,237	3,001,587
NXP Semiconductors N.V.	27,390	2,053,976
ON Semiconductor Corp. *	53,940	916,980
Qorvo, Inc. *	29,200	2,146,492
QUALCOMM, Inc.	426,555	26,826,044
Skyworks Solutions, Inc.	20,700	1,795,932
Texas Instruments, Inc.	138,709	12,876,356
Xilinx, Inc.	35,750	3,051,978
		135,836,388

Software & Services 5.9%
Accenture plc, Class A	89,185	14,057,340
Adobe Systems, Inc. *	13,287	3,265,413
Akamai Technologies, Inc. *	22,370	1,616,232
Alliance Data Systems Corp.	10,040	2,070,047
Amdocs Ltd.	38,400	2,429,568
Autodesk, Inc. *	9,240	1,194,270
Automatic Data Processing, Inc.	49,009	7,061,217
Booz Allen Hamilton Holding Corp.	38,770	1,920,666
Broadridge Financial Solutions, Inc.	12,690	1,483,969
CA, Inc.	94,205	4,178,934
CACI International, Inc., Class A *	7,444	1,328,456
Citrix Systems, Inc. *	19,573	2,005,645
Cognizant Technology Solutions Corp., Class A	72,800	5,025,384
Conduent, Inc. *	39,400	752,540
DXC Technology Co.	32,900	2,396,107
Fidelity National Information Services, Inc.	40,373	4,202,829
First Data Corp., Class A *	74,580	1,397,629
Fiserv, Inc. *	58,736	4,657,765
Genpact Ltd.	29,800	816,818
Global Payments, Inc.	11,860	1,354,768
International Business Machines Corp.	395,151	45,612,280
Intuit, Inc.	25,312	5,340,832
Jack Henry & Associates, Inc.	7,790	1,167,176
Leidos Holdings, Inc.	32,790	2,124,136
Mastercard, Inc., Class A	59,768	11,814,341

5
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Microsoft Corp.	864,958	92,386,164
Oracle Corp.	660,614	32,264,388
Paychex, Inc.	40,249	2,635,907
PayPal Holdings, Inc. *	41,700	3,510,723
Red Hat, Inc. *	7,780	1,335,359
salesforce.com, Inc. *	8,450	1,159,678
Symantec Corp.	246,675	4,477,151
Teradata Corp. *	47,970	1,746,108
The Western Union Co.	188,010	3,391,700
Total System Services, Inc.	17,490	1,594,213
Visa, Inc., Class A	114,782	15,822,699
		289,598,452

Technology Hardware & Equipment 6.7%
Amphenol Corp., Class A	32,880	2,942,760
Anixter International, Inc. *	16,720	1,098,337
Apple, Inc.	901,557	197,314,765
ARRIS International plc *	36,700	912,729
Arrow Electronics, Inc. *	56,695	3,838,818
Avnet, Inc.	130,920	5,245,964
CDW Corp.	22,290	2,006,323
Cisco Systems, Inc.	899,251	41,140,733
CommScope Holding Co., Inc. *	37,900	911,874
Corning, Inc.	335,251	10,711,270
F5 Networks, Inc. *	11,410	1,999,945
FLIR Systems, Inc.	22,410	1,037,807
Hewlett Packard Enterprise Co.	621,670	9,480,468
HP, Inc.	480,721	11,604,605
Jabil, Inc.	112,795	2,789,420
Juniper Networks, Inc.	153,370	4,489,140
Keysight Technologies, Inc. *	21,200	1,210,096
Motorola Solutions, Inc.	66,892	8,198,284
NCR Corp. *	38,300	1,028,355
NetApp, Inc.	58,580	4,597,944
Sanmina Corp. *	47,900	1,211,870
SYNNEX Corp.	21,041	1,632,992
Tech Data Corp. *	42,940	3,034,140
Trimble, Inc. *	25,700	960,666
Western Digital Corp.	94,515	4,070,761
Xerox Corp.	132,301	3,687,229
		327,157,295

Telecommunication Services 3.9%
AT&T, Inc.	2,869,321	88,030,768
CenturyLink, Inc.	806,407	16,644,241
Frontier Communications Corp. (a)	522,909	2,515,192
Sprint Corp. *	270,160	1,653,379
T-Mobile US, Inc. *	45,420	3,113,541
Telephone & Data Systems, Inc.	69,327	2,137,351
Verizon Communications, Inc.	1,291,139	73,711,126
Windstream Holdings, Inc. *	254,260	1,047,551
		188,853,149

Transportation 2.2%
Alaska Air Group, Inc.	35,240	2,164,441
American Airlines Group, Inc.	190,040	6,666,603
Avis Budget Group, Inc. *	66,520	1,870,542
C.H. Robinson Worldwide, Inc.	42,054	3,744,068
CSX Corp.	154,103	10,611,533
Delta Air Lines, Inc.	46,100	2,523,053
Expeditors International of Washington, Inc.	49,465	3,323,059
FedEx Corp.	65,333	14,395,473
Hertz Global Holdings, Inc. *	154,170	2,119,837
JB Hunt Transport Services, Inc.	15,605	1,726,069
JetBlue Airways Corp. *	104,380	1,746,277
Security	Number of Shares	Value ($)
Kansas City Southern	16,887	1,721,799
Kirby Corp. *	15,700	1,129,458
Landstar System, Inc.	9,440	944,850
Norfolk Southern Corp.	58,049	9,742,364
Old Dominion Freight Line, Inc.	7,510	979,454
Ryder System, Inc.	31,420	1,737,840
Southwest Airlines Co.	32,580	1,599,678
Union Pacific Corp.	167,255	24,456,026
United Continental Holdings, Inc. *	27,210	2,326,727
United Parcel Service, Inc., Class B	102,461	10,916,195
		106,445,346

Utilities 4.1%
AES Corp.	537,870	7,842,145
Alliant Energy Corp.	46,740	2,008,885
Ameren Corp.	64,930	4,193,179
American Electric Power Co., Inc.	133,671	9,806,105
American Water Works Co., Inc.	27,550	2,439,001
Atmos Energy Corp.	19,560	1,820,645
CenterPoint Energy, Inc.	129,520	3,498,335
CMS Energy Corp.	65,835	3,260,149
Consolidated Edison, Inc.	85,902	6,528,552
Dominion Energy, Inc.	124,750	8,909,645
DTE Energy Co.	45,770	5,144,548
Duke Energy Corp.	205,977	17,019,880
Edison International	95,406	6,620,222
Entergy Corp.	68,830	5,778,278
Evergy, Inc.	62,915	3,522,611
Eversource Energy	72,575	4,591,094
Exelon Corp.	340,373	14,911,741
FirstEnergy Corp.	172,125	6,416,820
MDU Resources Group, Inc.	57,758	1,441,640
NextEra Energy, Inc.	72,849	12,566,452
NiSource, Inc.	62,135	1,575,744
NRG Energy, Inc.	79,582	2,880,073
OGE Energy Corp.	52,784	1,908,142
PG&E Corp. *	184,251	8,624,789
Pinnacle West Capital Corp.	30,715	2,526,309
Portland General Electric Co.	23,900	1,077,412
PPL Corp.	239,225	7,272,440
Public Service Enterprise Group, Inc.	143,442	7,664,106
SCANA Corp.	70,059	2,805,863
Sempra Energy	52,495	5,780,749
The Southern Co.	284,626	12,816,709
UGI Corp.	45,780	2,429,087
Vectren Corp.	18,600	1,330,458
Vistra Energy Corp. *	77,800	1,760,614
WEC Energy Group, Inc.	54,286	3,713,162
Xcel Energy, Inc.	126,875	6,218,144
		198,703,728
Total Common Stock
(Cost $3,285,095,989)		4,875,651,473

Other Investment Companies 0.2% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.09% (c)	3,544,864	3,544,864

6
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Securities Lending Collateral 0.1%
Wells Fargo Government Money Market Fund, Select Class 2.07% (c)	8,424,450	8,424,450
Total Other Investment Companies
(Cost $11,969,314)		11,969,314

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/21/18	78	10,573,290	(434,183)
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $8,048,691.
(b)	Issuer is affiliated with the fund’s investment adviser.
(c)	The rate shown is the 7-day yield.
7
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 0.9%
American Axle & Manufacturing Holdings, Inc. *	164,554	2,496,284
Cooper-Standard Holding, Inc. *	25,698	2,380,920
Dorman Products, Inc. *	22,579	1,783,967
Gentherm, Inc. *	32,170	1,403,899
LCI Industries	23,112	1,602,817
Modine Manufacturing Co. *	67,325	875,898
Standard Motor Products, Inc.	31,831	1,722,375
Superior Industries International, Inc.	94,097	924,974
Tesla, Inc. *	1,600	539,712
Tower International, Inc.	40,634	1,206,423
Winnebago Industries, Inc.	29,800	821,288
		15,758,557

Banks 5.8%
Associated Banc-Corp.	96,394	2,234,413
BancorpSouth Bank	35,070	1,006,509
Bank of Hawaii Corp.	29,808	2,338,140
Bank OZK	28,060	767,722
BankUnited, Inc.	66,627	2,205,354
Banner Corp.	7,400	427,868
BOK Financial Corp.	17,213	1,475,670
Capitol Federal Financial, Inc.	116,566	1,446,584
Cathay General Bancorp	31,750	1,196,023
Central Pacific Financial Corp.	14,750	398,840
Chemical Financial Corp.	16,620	778,813
Columbia Banking System, Inc.	29,670	1,100,460
Commerce Bancshares, Inc.	48,691	3,096,748
Community Bank System, Inc.	20,700	1,208,673
Cullen/Frost Bankers, Inc.	26,382	2,583,325
CVB Financial Corp.	44,580	974,073
East West Bancorp, Inc.	65,123	3,415,050
Essent Group Ltd. *	11,000	433,620
F.N.B. Corp.	154,070	1,822,648
First BanCorp *	66,970	618,133
First Citizens BancShares, Inc., Class A	3,548	1,513,683
First Commonwealth Financial Corp.	60,404	815,454
First Financial Bancorp	39,100	1,023,247
First Financial Bankshares, Inc.	18,693	1,102,700
First Hawaiian, Inc.	18,070	447,775
First Horizon National Corp.	108,852	1,756,871
First Midwest Bancorp, Inc.	36,400	835,744
Fulton Financial Corp.	143,999	2,305,424
Glacier Bancorp, Inc.	35,360	1,499,264
Great Western Bancorp, Inc.	29,800	1,092,170
Hancock Whitney Corp.	45,869	1,924,663
Home BancShares, Inc.	43,620	830,525
Hope Bancorp, Inc.	28,460	412,101
IBERIABANK Corp.	16,764	1,248,750
International Bancshares Corp.	35,548	1,375,708
Investors Bancorp, Inc.	112,470	1,257,415
MB Financial, Inc.	35,555	1,578,286
MGIC Investment Corp. *	73,260	894,505
National Bank Holdings Corp., Class A	27,015	912,026
Security	Number of Shares	Value ($)
NBT Bancorp, Inc.	28,375	1,035,404
Northwest Bancshares, Inc.	86,722	1,399,693
Ocwen Financial Corp. *	429,806	1,504,321
Old National Bancorp	89,835	1,603,555
PacWest Bancorp	53,367	2,167,768
Park National Corp.	10,125	925,425
Popular, Inc.	85,498	4,446,751
Prosperity Bancshares, Inc.	30,836	2,005,265
Provident Financial Services, Inc.	36,790	897,676
Radian Group, Inc.	110,401	2,118,595
Signature Bank	16,830	1,849,617
South State Corp.	6,090	412,110
SVB Financial Group *	11,842	2,809,278
Synovus Financial Corp.	65,381	2,455,710
TCF Financial Corp.	105,390	2,200,543
Texas Capital Bancshares, Inc. *	13,050	851,252
The Bank of N.T. Butterfield & Son Ltd.	19,800	797,742
Trustmark Corp.	49,130	1,513,204
UMB Financial Corp.	19,640	1,254,014
Umpqua Holdings Corp.	114,107	2,190,854
Union Bankshares Corp.	23,880	815,263
United Bankshares, Inc.	45,685	1,515,371
United Community Banks, Inc.	14,100	350,667
Valley National Bancorp	179,070	1,787,119
Walker & Dunlop, Inc.	8,400	352,464
Washington Federal, Inc.	77,017	2,168,799
Webster Financial Corp.	40,910	2,407,144
WesBanco, Inc.	9,260	371,326
Westamerica Bancorp	18,670	1,086,781
Western Alliance Bancorp *	16,930	816,703
Wintrust Financial Corp.	19,440	1,480,162
Zions Bancorp NA	71,006	3,340,832
		103,286,385

Capital Goods 12.0%
A.O. Smith Corp.	67,384	3,067,994
AAON, Inc.	12,700	438,023
AAR Corp.	64,736	3,080,139
Actuant Corp., Class A	117,886	2,811,581
Acuity Brands, Inc.	28,448	3,574,207
Aegion Corp. *	62,605	1,212,033
Air Lease Corp.	57,626	2,195,551
Aircastle Ltd.	75,636	1,469,607
Alamo Group, Inc.	9,400	805,768
Albany International Corp., Class A	17,759	1,242,775
Allegion plc	27,130	2,325,855
Altra Industrial Motion Corp.	25,150	811,591
American Woodmark Corp. *	10,300	622,532
Apogee Enterprises, Inc.	32,761	1,182,672
Applied Industrial Technologies, Inc.	54,850	3,605,290
Armstrong Flooring, Inc. *	101,035	1,571,094
Armstrong World Industries, Inc. *	46,504	2,871,622
Astec Industries, Inc.	31,670	1,191,109
Atkore International Group, Inc. *	49,414	951,714
AZZ, Inc.	31,270	1,386,824
Barnes Group, Inc.	37,684	2,132,914
Beacon Roofing Supply, Inc. *	63,443	1,770,694
BMC Stock Holdings, Inc. *	59,280	992,347

8
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Briggs & Stratton Corp.	101,124	1,469,332
Builders FirstSource, Inc. *	27,300	337,974
BWX Technologies, Inc.	47,958	2,803,625
Chart Industries, Inc. *	26,057	1,773,179
CIRCOR International, Inc.	26,092	848,251
Colfax Corp. *	110,505	3,097,455
Comfort Systems USA, Inc.	36,135	1,932,500
Crane Co.	38,347	3,337,723
Cubic Corp.	27,352	1,794,565
Curtiss-Wright Corp.	29,850	3,267,381
DXP Enterprises, Inc. *	11,200	355,936
Dycom Industries, Inc. *	22,710	1,541,555
Encore Wire Corp.	42,865	1,894,633
EnerSys	58,310	4,639,727
EnPro Industries, Inc.	15,919	990,162
ESCO Technologies, Inc.	18,610	1,139,304
Esterline Technologies Corp. *	43,830	5,143,889
Federal Signal Corp.	57,500	1,264,425
Franklin Electric Co., Inc.	40,861	1,733,324
Generac Holdings, Inc. *	72,665	3,686,295
Gibraltar Industries, Inc. *	25,910	923,432
Global Brass & Copper Holdings, Inc.	32,350	1,022,907
GMS, Inc. *	19,300	317,292
Graco, Inc.	82,244	3,341,574
Granite Construction, Inc.	52,350	2,393,442
Griffon Corp.	63,460	769,135
H&E Equipment Services, Inc.	49,783	1,199,272
Harsco Corp. *	96,181	2,642,092
HEICO Corp.	5,813	487,304
HEICO Corp., Class A	11,676	778,322
Herc Holdings, Inc. *	34,774	1,114,854
Hexcel Corp.	64,850	3,795,022
Hillenbrand, Inc.	49,432	2,367,793
Hyster-Yale Materials Handling, Inc.	24,800	1,499,160
ITT, Inc.	68,052	3,436,626
John Bean Technologies Corp.	4,200	436,674
Kaman Corp.	28,010	1,779,195
KBR, Inc.	260,630	5,155,261
Kennametal, Inc.	98,390	3,487,925
Lennox International, Inc.	17,249	3,637,642
Lindsay Corp.	14,710	1,406,570
Masonite International Corp. *	28,830	1,596,894
MasTec, Inc. *	71,992	3,132,372
Maxar Technologies Ltd.	70,383	1,049,411
Meritor, Inc. *	49,121	834,566
Milacron Holdings Corp. *	26,700	373,800
Moog, Inc., Class A	46,844	3,351,688
MRC Global, Inc. *	231,850	3,670,185
Mueller Industries, Inc.	139,308	3,392,150
Mueller Water Products, Inc., Class A	116,180	1,192,007
MYR Group, Inc. *	42,938	1,433,700
National Presto Industries, Inc.	9,350	1,165,664
Nordson Corp.	34,160	4,190,407
NOW, Inc. *	371,980	4,776,223
Primoris Services Corp.	65,464	1,385,873
Quanex Building Products Corp.	63,380	939,292
Raven Industries, Inc.	26,930	1,170,916
RBC Bearings, Inc. *	8,380	1,237,558
Rexnord Corp. *	83,157	2,229,439
Rush Enterprises, Inc., Class A	63,482	2,246,628
Simpson Manufacturing Co., Inc.	29,231	1,668,505
SPX FLOW, Inc. *	59,319	2,030,489
Standex International Corp.	11,100	900,432
Teledyne Technologies, Inc. *	20,397	4,513,448
Tennant Co.	21,550	1,317,136
Textainer Group Holdings Ltd. *	63,580	745,793
The Greenbrier Cos., Inc.	54,959	2,607,805
The Middleby Corp. *	22,710	2,550,333
Security	Number of Shares	Value ($)
The Toro Co.	63,906	3,599,825
Titan International, Inc.	111,959	790,431
Titan Machinery, Inc. *	31,600	450,300
Trex Co., Inc. *	7,755	475,382
TriMas Corp. *	41,670	1,227,181
Triton International Ltd.	43,916	1,412,778
Triumph Group, Inc.	128,434	2,343,920
Tutor Perini Corp. *	125,334	1,942,677
Univar, Inc. *	109,696	2,700,716
Universal Forest Products, Inc.	99,930	2,825,021
USG Corp.	50,970	2,151,953
Veritiv Corp. *	66,740	2,225,112
Wabash National Corp.	114,607	1,730,566
Watts Water Technologies, Inc., Class A	23,210	1,625,860
Welbilt, Inc. *	109,505	2,049,934
Woodward, Inc.	46,064	3,392,153
		213,003,188

Commercial & Professional Services 5.2%
ACCO Brands Corp.	150,543	1,214,882
Advanced Disposal Services, Inc. *	28,540	773,149
ASGN, Inc. *	27,428	1,839,870
Brady Corp., Class A	48,510	1,954,468
CBIZ, Inc. *	50,020	1,109,444
Cimpress N.V. *	10,362	1,295,146
Clean Harbors, Inc. *	58,756	3,997,758
Copart, Inc. *	80,012	3,913,387
CoStar Group, Inc. *	3,150	1,138,473
Covanta Holding Corp.	183,551	2,696,364
Deluxe Corp.	59,055	2,787,986
Essendant, Inc.	439,510	5,599,357
Exponent, Inc.	22,350	1,127,781
FTI Consulting, Inc. *	50,869	3,515,557
Healthcare Services Group, Inc.	49,652	2,015,375
Herman Miller, Inc.	72,868	2,401,001
HNI Corp.	74,543	2,824,434
Huron Consulting Group, Inc. *	35,076	1,911,291
ICF International, Inc.	19,410	1,429,352
Insperity, Inc.	19,513	2,143,503
Interface, Inc.	58,085	946,205
Kelly Services, Inc., Class A	147,639	3,468,040
Kforce, Inc.	50,500	1,556,410
Kimball International, Inc., Class B	55,460	912,872
Knoll, Inc.	57,680	1,144,948
Korn/Ferry International	33,530	1,513,544
LSC Communications, Inc.	340,520	3,211,104
Matthews International Corp., Class A	26,815	1,116,040
McGrath RentCorp	23,725	1,266,678
Mobile Mini, Inc.	28,850	1,186,312
MSA Safety, Inc.	20,845	2,177,052
Navigant Consulting, Inc.	65,606	1,417,090
Quad Graphics, Inc.	96,128	1,483,255
Rollins, Inc.	29,918	1,771,146
RR Donnelley & Sons Co.	545,254	3,200,641
SP Plus Corp. *	15,340	490,266
Steelcase, Inc., Class A	198,658	3,297,723
Stericycle, Inc. *	63,750	3,185,587
Team, Inc. *	60,836	1,210,636
Tetra Tech, Inc.	54,567	3,603,605
The Brink's Co.	31,524	2,090,672
TransUnion	32,284	2,122,673
TrueBlue, Inc. *	73,505	1,714,872
UniFirst Corp.	14,397	2,149,472
Viad Corp.	24,595	1,177,854
		93,103,275

9
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Consumer Durables & Apparel 4.1%
American Outdoor Brands Corp. *	130,380	1,783,598
Callaway Golf Co.	58,415	1,250,081
Cavco Industries, Inc. *	2,062	413,658
Columbia Sportswear Co.	21,952	1,981,827
Crocs, Inc. *	91,976	1,889,187
Deckers Outdoor Corp. *	44,227	5,624,348
Ethan Allen Interiors, Inc.	50,400	964,656
G-III Apparel Group Ltd. *	71,775	2,860,951
GoPro, Inc., Class A *	192,650	1,265,710
Helen of Troy Ltd. *	29,649	3,680,034
iRobot Corp. *	14,441	1,273,263
KB Home	60,790	1,213,976
La-Z-Boy, Inc.	81,440	2,264,032
lululemon Athletica, Inc. *	40,102	5,643,554
M.D.C. Holdings, Inc.	61,560	1,729,836
M/I Homes, Inc. *	36,540	883,172
Meritage Homes Corp. *	50,550	1,882,987
Movado Group, Inc.	26,358	1,015,047
Oxford Industries, Inc.	19,343	1,721,140
Skechers U.S.A., Inc., Class A *	93,815	2,680,295
Steven Madden Ltd.	103,062	3,222,749
Sturm, Ruger & Co., Inc.	30,732	1,825,173
Taylor Morrison Home Corp., Class A *	111,640	1,846,526
Tempur Sealy International, Inc. *	49,408	2,283,144
Toll Brothers, Inc.	89,907	3,026,270
TopBuild Corp. *	29,371	1,339,905
TRI Pointe Group, Inc. *	101,762	1,210,968
Tupperware Brands Corp.	108,880	3,821,688
Under Armour, Inc., Class A *	116,650	2,579,131
Under Armour, Inc., Class C *	119,678	2,373,215
Unifi, Inc. *	27,700	634,053
Universal Electronics, Inc. *	22,840	714,207
Vista Outdoor, Inc. *	200,298	2,503,725
Wolverine World Wide, Inc.	89,056	3,132,099
		72,534,205

Consumer Services 5.1%
Adtalem Global Education, Inc. *	105,990	5,366,274
American Public Education, Inc. *	28,340	927,568
BJ's Restaurants, Inc.	29,816	1,824,143
Bloomin' Brands, Inc.	131,033	2,614,108
Boyd Gaming Corp.	40,428	1,073,768
Bright Horizons Family Solutions, Inc. *	21,411	2,460,338
Caesars Entertainment Corp. *(a)	77,080	662,117
Career Education Corp. *	99,029	1,424,037
Choice Hotels International, Inc.	22,540	1,654,436
Churchill Downs, Inc.	6,370	1,590,016
Cracker Barrel Old Country Store, Inc. (a)	19,499	3,094,101
Dave & Buster's Entertainment, Inc.	23,200	1,381,560
Dine Brands Global, Inc.	28,485	2,308,424
Dunkin' Brands Group, Inc.	50,100	3,635,256
Extended Stay America, Inc.	181,230	2,950,424
Fiesta Restaurant Group, Inc. *	39,070	1,008,397
frontdoor, Inc. *	18,517	630,504
Graham Holdings Co., Class B	6,280	3,648,994
Grand Canyon Education, Inc. *	15,720	1,960,284
Hilton Grand Vacations, Inc. *	31,870	856,347
Houghton Mifflin Harcourt Co. *	295,179	1,977,699
Hyatt Hotels Corp., Class A	36,548	2,529,122
International Game Technology plc	181,030	3,358,107
International Speedway Corp., Class A	23,798	892,663
Jack in the Box, Inc.	34,382	2,713,771
K12, Inc. *	89,220	1,910,200
Laureate Education, Inc., Class A *	30,600	455,634
Marriott Vacations Worldwide Corp.	27,308	2,416,485
Security	Number of Shares	Value ($)
Penn National Gaming, Inc. *	102,812	2,496,275
Red Robin Gourmet Burgers, Inc. *	31,170	941,334
Red Rock Resorts, Inc., Class A	43,550	1,007,747
Regis Corp. *	113,046	1,903,695
SeaWorld Entertainment, Inc. *	151,611	3,960,079
ServiceMaster Global Holdings, Inc. *	37,035	1,588,061
Six Flags Entertainment Corp.	65,939	3,551,475
Sonic Corp.	44,969	1,946,258
Sotheby's *	40,322	1,693,524
Strategic Education, Inc.	26,612	3,348,322
Texas Roadhouse, Inc.	48,881	2,955,345
The Cheesecake Factory, Inc.	71,743	3,468,057
Vail Resorts, Inc.	10,830	2,721,796
Weight Watchers International, Inc. *	41,683	2,755,246
		91,661,991

Diversified Financials 4.1%
Artisan Partners Asset Management, Inc., Class A	12,800	350,848
BGC Partners, Inc., Class A	135,470	1,434,627
Cannae Holdings, Inc. *	203,633	3,761,101
Capstead Mortgage Corp.	140,870	966,368
Cboe Global Markets, Inc.	33,100	3,735,335
Chimera Investment Corp.	190,424	3,541,886
Cohen & Steers, Inc.	10,100	387,739
Credit Acceptance Corp. *	6,583	2,793,957
Donnelley Financial Solutions, Inc. *	80,124	1,245,928
E*TRADE Financial Corp.	71,287	3,523,004
Eaton Vance Corp.	72,818	3,280,451
Encore Capital Group, Inc. *	21,900	556,479
Enova International, Inc. *	42,544	1,006,166
Evercore, Inc., Class A	23,586	1,926,740
EZCORP, Inc., Class A *	109,160	1,085,050
FactSet Research Systems, Inc.	15,615	3,494,012
Federated Investors, Inc., Class B	125,334	3,091,990
FirstCash, Inc.	20,410	1,640,964
Green Dot Corp., Class A *	5,941	449,971
Greenhill & Co., Inc.	63,811	1,407,033
Invesco Mortgage Capital, Inc.	126,507	1,907,726
Ladder Capital Corp.	32,600	548,984
MarketAxess Holdings, Inc.	6,795	1,424,708
MFA Financial, Inc.	360,205	2,496,221
Morningstar, Inc.	13,004	1,622,899
Nelnet, Inc., Class A	26,639	1,499,509
New Residential Investment Corp.	206,517	3,692,524
New York Mortgage Trust, Inc.	189,110	1,161,135
OneMain Holdings, Inc. *	65,781	1,876,074
PennyMac Mortgage Investment Trust	109,974	2,123,598
Piper Jaffray Cos.	6,600	457,908
PRA Group, Inc. *	55,220	1,702,985
Redwood Trust, Inc.	98,080	1,610,474
Starwood Property Trust, Inc.	177,486	3,854,996
Stifel Financial Corp.	30,460	1,392,631
Two Harbors Investment Corp.	256,058	3,761,492
Virtus Investment Partners, Inc.	4,200	417,228
World Acceptance Corp. *	18,332	1,860,515
		73,091,256

Energy 6.0%
Antero Resources Corp. *	197,180	3,133,190
Archrock, Inc.	172,304	1,767,839
Bristow Group, Inc. *	186,235	2,050,447
Cabot Oil & Gas Corp.	199,530	4,834,612
CARBO Ceramics, Inc. *(a)	131,380	634,565
Chesapeake Energy Corp. *(a)	1,520,792	5,337,980
Cimarex Energy Co.	38,110	3,028,602

10
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Cloud Peak Energy, Inc. *	641,609	1,097,151
Continental Resources, Inc. *	36,910	1,944,419
CVR Energy, Inc.	55,448	2,384,264
Delek US Holdings, Inc.	151,324	5,556,617
Denbury Resources, Inc. *	656,875	2,266,219
Diamond Offshore Drilling, Inc. *	308,780	4,378,500
Dril-Quip, Inc. *	61,168	2,603,310
Energen Corp. *	54,973	3,956,407
Exterran Corp. *	70,376	1,470,155
Forum Energy Technologies, Inc. *	138,163	1,237,941
Frank's International N.V. *	65,200	462,920
Golar LNG Ltd.	39,120	1,047,634
Green Plains, Inc.	169,235	2,883,764
Helix Energy Solutions Group, Inc. *	183,622	1,564,459
International Seaways, Inc. *	25,700	552,807
KLX Energy Services Holdings, Inc. *	12,131	350,465
Kosmos Energy Ltd. *	149,904	972,877
Matrix Service Co. *	66,980	1,361,703
McDermott International, Inc. *	316,415	2,445,888
Newfield Exploration Co. *	51,223	1,034,705
Newpark Resources, Inc. *	169,980	1,395,536
Nordic American Tankers Ltd. (a)	597,055	1,546,373
Oasis Petroleum, Inc. *	252,363	2,538,772
Oil States International, Inc. *	141,018	3,140,471
Parsley Energy, Inc., Class A *	14,546	340,667
PDC Energy, Inc. *	27,972	1,187,411
Peabody Energy Corp.	98,683	3,498,312
Range Resources Corp.	283,780	4,497,913
Renewable Energy Group, Inc. *	105,672	3,284,286
REX American Resources Corp. *	13,720	1,017,612
RPC, Inc.	74,570	1,109,602
Scorpio Tankers, Inc.	503,600	901,444
SEACOR Holdings, Inc. *	31,020	1,488,650
SemGroup Corp., Class A	86,512	1,599,607
Ship Finance International Ltd.	101,482	1,268,525
Superior Energy Services, Inc. *	578,880	4,532,630
Teekay Corp. (a)	359,673	2,384,632
Tidewater, Inc. *	32,023	859,818
Unit Corp. *	76,800	1,776,384
US Silica Holdings, Inc.	47,300	662,200
Whiting Petroleum Corp. *	142,494	5,315,026
WPX Energy, Inc. *	193,700	3,106,948
		107,812,259

Food & Staples Retailing 0.7%
Ingles Markets, Inc., Class A	69,702	2,295,984
PriceSmart, Inc.	29,273	2,053,501
Sprouts Farmers Market, Inc. *	136,902	3,681,295
The Andersons, Inc.	98,564	3,548,304
Weis Markets, Inc.	37,620	1,736,163
		13,315,247

Food, Beverage & Tobacco 2.3%
B&G Foods, Inc. (a)	57,888	1,507,404
Cal-Maine Foods, Inc.	47,617	2,317,519
Calavo Growers, Inc.	10,530	1,021,410
Darling Ingredients, Inc. *	196,418	4,057,996
Fresh Del Monte Produce, Inc.	85,887	2,836,848
J&J Snack Foods Corp.	11,955	1,866,893
John B. Sanfilippo & Son, Inc.	7,000	441,420
Lamb Weston Holdings, Inc.	72,480	5,665,037
Lancaster Colony Corp.	16,885	2,893,751
Pilgrim's Pride Corp. *	95,234	1,681,832
Post Holdings, Inc. *	24,739	2,187,422
The Boston Beer Co., Inc., Class A *	6,778	2,082,812
The Hain Celestial Group, Inc. *	79,752	1,984,230
Security	Number of Shares	Value ($)
TreeHouse Foods, Inc. *	78,005	3,553,908
Universal Corp.	77,990	5,292,401
Vector Group Ltd.	96,318	1,302,219
		40,693,102

Health Care Equipment & Services 4.0%
Acadia Healthcare Co., Inc. *	38,887	1,613,810
Align Technology, Inc. *	6,750	1,493,100
Allscripts Healthcare Solutions, Inc. *	140,870	1,677,762
Amedisys, Inc. *	17,164	1,888,040
AMN Healthcare Services, Inc. *	22,960	1,162,235
athenahealth, Inc. *	7,100	905,534
Avanos Medical, Inc. *	41,261	2,335,373
Brookdale Senior Living, Inc. *	425,124	3,796,357
Cantel Medical Corp.	4,300	340,345
Chemed Corp.	11,315	3,443,494
CONMED Corp.	19,603	1,321,830
Diplomat Pharmacy, Inc. *	75,660	1,501,094
Encompass Health Corp.	63,226	4,255,110
Globus Medical, Inc., Class A *	22,110	1,168,513
Haemonetics Corp. *	19,545	2,041,866
Hill-Rom Holdings, Inc.	33,500	2,816,680
HMS Holdings Corp. *	53,762	1,549,421
Hologic, Inc. *	93,398	3,641,588
IDEXX Laboratories, Inc. *	8,790	1,864,535
Integer Holdings Corp. *	5,800	431,926
Integra LifeSciences Holdings Corp. *	16,300	873,191
Invacare Corp.	75,189	971,442
LHC Group, Inc. *	14,000	1,280,020
LivaNova plc *	11,040	1,236,370
Masimo Corp. *	17,095	1,976,182
NextGen Healthcare, Inc. *	64,700	955,619
NuVasive, Inc. *	21,170	1,189,119
Premier, Inc., Class A *	28,930	1,301,850
Select Medical Holdings Corp. *	177,508	2,943,083
STERIS plc	39,400	4,306,814
Teleflex, Inc.	13,867	3,338,342
The Cooper Cos., Inc.	16,860	4,355,107
The Ensign Group, Inc.	40,080	1,484,563
The Providence Service Corp. *	6,430	424,959
Tivity Health, Inc. *	11,500	395,715
Triple-S Management Corp., Class B *	83,516	1,433,134
Varex Imaging Corp. *	21,500	558,140
West Pharmaceutical Services, Inc.	29,472	3,121,674
		71,393,937

Household & Personal Products 0.8%
Central Garden & Pet Co. *	8,200	266,336
Central Garden & Pet Co., Class A *	27,700	821,305
Coty, Inc., Class A	160,354	1,691,735
Edgewell Personal Care Co. *	78,975	3,789,220
Energizer Holdings, Inc.	33,230	1,952,927
Spectrum Brands Holdings, Inc.	44,345	2,880,208
USANA Health Sciences, Inc. *	11,110	1,300,092
WD-40 Co.	7,875	1,315,755
		14,017,578

Insurance 3.6%
Ambac Financial Group, Inc. *	101,302	2,084,795
American Equity Investment Life Holding Co.	112,145	3,501,167
American National Insurance Co.	9,000	1,109,160
AMERISAFE, Inc.	7,340	477,761
AmTrust Financial Services, Inc.	144,441	2,071,284
Argo Group International Holdings Ltd.	36,091	2,223,567

11
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Aspen Insurance Holdings Ltd.	94,981	3,977,804
Athene Holding Ltd., Class A *	49,320	2,254,910
Brighthouse Financial, Inc. *	76,438	3,029,238
Brown & Brown, Inc.	128,982	3,634,713
CNA Financial Corp.	28,920	1,254,260
Employers Holdings, Inc.	22,250	1,022,610
Enstar Group Ltd. *	2,390	434,024
Erie Indemnity Co., Class A	33,100	4,292,739
Horace Mann Educators Corp.	30,430	1,195,290
James River Group Holdings Ltd.	37,070	1,427,195
Kemper Corp.	53,462	4,019,808
Maiden Holdings Ltd.	258,230	906,387
MBIA, Inc. *	313,297	3,101,640
Mercury General Corp.	41,950	2,488,055
National General Holdings Corp.	17,690	492,843
Primerica, Inc.	41,809	4,588,120
ProAssurance Corp.	83,411	3,663,411
Safety Insurance Group, Inc.	14,495	1,207,144
Selective Insurance Group, Inc.	33,000	2,140,050
Stewart Information Services Corp.	47,520	1,961,626
The Hanover Insurance Group, Inc.	38,487	4,286,682
United Fire Group, Inc.	8,200	441,406
Universal Insurance Holdings, Inc.	29,198	1,225,732
		64,513,421

Materials 6.4%
AdvanSix, Inc. *	53,303	1,478,625
AK Steel Holding Corp. *	276,790	1,024,123
Allegheny Technologies, Inc. *	157,533	4,078,529
Axalta Coating Systems Ltd. *	120,691	2,978,654
Balchem Corp.	10,192	954,481
Berry Global Group, Inc. *	65,780	2,869,324
Boise Cascade Co.	77,439	2,384,347
Cabot Corp.	72,640	3,536,115
Carpenter Technology Corp.	61,289	2,672,813
Century Aluminum Co. *	74,500	591,530
Clearwater Paper Corp. *	78,185	1,887,386
Cleveland-Cliffs, Inc. *	601,994	6,477,455
Compass Minerals International, Inc.	43,220	2,096,602
Eagle Materials, Inc.	21,110	1,558,762
GCP Applied Technologies, Inc. *	64,703	1,680,337
Greif, Inc., Class A	59,613	2,819,695
H.B. Fuller Co.	51,800	2,303,028
Hecla Mining Co.	306,450	735,480
Ingevity Corp. *	19,069	1,736,805
Innophos Holdings, Inc.	45,480	1,332,564
Innospec, Inc.	23,637	1,581,788
Kaiser Aluminum Corp.	22,717	2,166,520
KapStone Paper & Packaging Corp.	80,433	2,815,155
Kraton Corp. *	26,621	733,142
Louisiana-Pacific Corp.	81,190	1,767,506
Materion Corp.	34,017	1,933,186
Minerals Technologies, Inc.	28,640	1,568,040
Neenah, Inc.	15,384	1,237,797
NewMarket Corp.	9,146	3,529,990
Olin Corp.	123,999	2,504,780
Olympic Steel, Inc.	46,030	868,126
P.H. Glatfelter Co.	115,992	2,076,257
Platform Specialty Products Corp. *	157,878	1,708,240
PolyOne Corp.	98,040	3,167,672
Quaker Chemical Corp.	7,720	1,388,828
Rayonier Advanced Materials, Inc.	67,298	833,149
Royal Gold, Inc.	17,885	1,370,528
Schnitzer Steel Industries, Inc., Class A	93,884	2,525,480
Schweitzer-Mauduit International, Inc.	39,622	1,264,734
Sensient Technologies Corp.	48,009	3,113,864
Silgan Holdings, Inc.	128,292	3,082,857
Security	Number of Shares	Value ($)
Southern Copper Corp.	77,261	2,962,187
Stepan Co.	27,271	2,252,312
Summit Materials, Inc., Class A *	48,152	650,052
SunCoke Energy, Inc. *	112,950	1,265,040
Tahoe Resources, Inc. *	148,300	351,471
The Chemours Co.	129,780	4,284,038
The Scotts Miracle-Gro Co.	38,006	2,536,520
TimkenSteel Corp. *	112,665	1,310,294
Trinseo S.A.	40,525	2,183,487
Tronox Ltd., Class A	125,561	1,437,673
Valvoline, Inc.	46,620	928,670
W.R. Grace & Co.	45,333	2,937,125
Westlake Chemical Corp.	26,045	1,857,009
Worthington Industries, Inc.	64,270	2,691,628
		114,081,800

Media & Entertainment 2.9%
AMC Entertainment Holdings, Inc., Class A	92,661	1,784,651
AMC Networks, Inc., Class A *	43,480	2,547,058
Cable One, Inc.	2,311	2,070,055
Cars.com, Inc. *	98,330	2,567,396
Gannett Co., Inc.	380,652	3,692,324
GCI Liberty, Inc., Class A *	13,310	629,962
Gray Television, Inc. *	35,700	617,967
John Wiley & Sons, Inc., Class A	46,818	2,539,408
Liberty TripAdvisor Holdings, Inc., Class A *	102,642	1,480,098
Lions Gate Entertainment Corp., Class A	14,641	280,522
Lions Gate Entertainment Corp., Class B	28,015	498,387
Live Nation Entertainment, Inc. *	64,870	3,392,701
Meredith Corp.	45,510	2,346,496
National CineMedia, Inc.	201,080	1,799,666
Netflix, Inc. *	12,382	3,736,640
New Media Investment Group, Inc.	76,069	1,068,769
Nexstar Media Group, Inc., Class A	16,900	1,265,641
Scholastic Corp.	60,210	2,611,910
Sinclair Broadcast Group, Inc., Class A	83,203	2,382,934
Sirius XM Holdings, Inc. (a)	481,779	2,900,310
Take-Two Interactive Software, Inc. *	20,247	2,609,231
The Madison Square Garden Co., Class A *	5,684	1,572,308
The New York Times Co., Class A	73,980	1,953,072
TripAdvisor, Inc. *	50,897	2,653,770
Twitter, Inc. *	45,196	1,570,561
Zynga, Inc., Class A *	386,550	1,407,042
		51,978,879

Pharmaceuticals, Biotechnology & Life Sciences 2.3%
Akorn, Inc. *	36,800	245,456
Bio-Rad Laboratories, Inc., Class A *	10,040	2,739,414
Bio-Techne Corp.	11,765	1,973,226
BioMarin Pharmaceutical, Inc. *	4,808	443,153
Bruker Corp.	49,215	1,541,906
Cambrex Corp. *	7,700	410,333
Catalent, Inc. *	48,551	1,958,547
Charles River Laboratories International, Inc. *	25,403	3,094,593
Endo International plc *	213,431	3,615,521
Illumina, Inc. *	16,340	5,084,191
Jazz Pharmaceuticals plc *	18,830	2,990,581
Myriad Genetics, Inc. *	83,325	3,752,125
PDL BioPharma, Inc. *	880,328	2,192,017
PerkinElmer, Inc.	53,662	4,640,690
PRA Health Sciences, Inc. *	11,980	1,160,503

12
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Prestige Brands Holdings, Inc. *	33,790	1,221,846
QIAGEN N.V. *	87,892	3,190,479
		40,254,581

Real Estate 10.5%
Acadia Realty Trust	37,470	1,043,165
Alexander & Baldwin, Inc.	20,600	402,524
Alexandria Real Estate Equities, Inc.	31,154	3,807,953
Altisource Portfolio Solutions S.A. *(a)	34,850	879,265
American Campus Communities, Inc.	87,270	3,448,038
American Homes 4 Rent, Class A	50,470	1,063,403
Apartment Investment & Management Co., Class A	97,570	4,199,413
Apple Hospitality REIT, Inc.	195,107	3,154,880
Ashford Hospitality Trust, Inc.	231,400	1,191,710
Brandywine Realty Trust	162,851	2,289,685
CBL & Associates Properties, Inc.	747,945	2,468,218
Chesapeake Lodging Trust	51,417	1,511,146
Colony Capital, Inc.	94,400	554,128
Columbia Property Trust, Inc.	149,856	3,364,267
CorePoint Lodging, Inc.	27,350	447,720
Corporate Office Properties Trust	86,373	2,231,878
Cousins Properties, Inc.	52,400	435,444
CubeSmart	66,170	1,917,607
CyrusOne, Inc.	22,600	1,202,998
DiamondRock Hospitality Co.	221,931	2,319,179
Douglas Emmett, Inc.	69,441	2,513,070
EastGroup Properties, Inc.	13,470	1,290,291
EPR Properties	33,376	2,294,266
Equity Commonwealth	91,110	2,713,256
Equity LifeStyle Properties, Inc.	31,800	3,011,142
Extra Space Storage, Inc.	38,656	3,481,359
Federal Realty Investment Trust	32,067	3,977,911
First Industrial Realty Trust, Inc.	44,561	1,368,023
Forest City Realty Trust, Inc., Class A	61,340	1,543,314
Franklin Street Properties Corp.	146,560	1,020,058
Front Yard Residential Corp.	100,700	933,489
Gaming & Leisure Properties, Inc.	77,892	2,624,181
Government Properties Income Trust (a)	88,565	782,029
Healthcare Realty Trust, Inc.	72,250	2,012,885
Healthcare Trust of America, Inc., Class A	78,506	2,061,568
Hersha Hospitality Trust	57,355	1,007,154
HFF, Inc., Class A	12,700	466,725
Highwoods Properties, Inc.	67,250	2,867,540
HomeBanc Corp. *(b)	6,875	—
Hudson Pacific Properties, Inc.	36,420	1,103,526
Investors Real Estate Trust	192,690	1,046,307
Invitation Homes, Inc.	23,600	516,368
Kennedy-Wilson Holdings, Inc.	25,400	482,092
Kilroy Realty Corp.	36,495	2,513,776
Kite Realty Group Trust	68,600	1,086,624
Lamar Advertising Co., Class A	53,880	3,950,482
LaSalle Hotel Properties	121,430	4,008,404
Lexington Realty Trust	244,115	1,896,774
Liberty Property Trust	99,347	4,159,659
Life Storage, Inc.	20,458	1,926,325
Mack-Cali Realty Corp.	135,842	2,757,593
Medical Properties Trust, Inc.	134,900	2,004,614
National Health Investors, Inc.	12,920	949,103
National Retail Properties, Inc.	62,515	2,922,576
New Senior Investment Group, Inc.	162,580	929,958
Omega Healthcare Investors, Inc.	109,525	3,652,659
Paramount Group, Inc.	128,777	1,840,223
Pebblebrook Hotel Trust (a)	45,460	1,532,457
Pennsylvania Real Estate Investment Trust	137,956	1,234,706
Piedmont Office Realty Trust, Inc., Class A	180,840	3,258,737
PotlatchDeltic Corp.	26,300	953,375
Security	Number of Shares	Value ($)
PS Business Parks, Inc.	10,300	1,345,180
QTS Realty Trust, Inc., Class A	12,300	471,336
Ramco-Gershenson Properties Trust	80,520	1,069,306
Rayonier, Inc.	114,150	3,447,330
Regency Centers Corp.	45,524	2,884,401
Retail Opportunity Investments Corp.	24,600	432,714
Retail Properties of America, Inc., Class A	265,771	3,261,010
Retail Value, Inc. *	24,296	680,531
RLJ Lodging Trust	165,650	3,220,236
Ryman Hospitality Properties, Inc.	31,945	2,478,613
Sabra Health Care REIT, Inc.	85,852	1,858,696
SBA Communications Corp. *	21,930	3,556,388
Select Income REIT	51,710	977,836
Seritage Growth Properties, Class A (a)	10,300	391,606
SITE Centers Corp.	239,694	2,979,396
Spirit MTA REIT	35,790	383,311
Spirit Realty Capital, Inc.	346,643	2,710,748
STAG Industrial, Inc.	18,000	476,280
STORE Capital Corp.	40,190	1,166,716
Summit Hotel Properties, Inc.	69,300	798,336
Sun Communities, Inc.	24,975	2,509,238
Sunstone Hotel Investors, Inc.	205,143	2,968,419
Tanger Factory Outlet Centers, Inc.	86,908	1,934,572
Taubman Centers, Inc.	57,468	3,161,315
The GEO Group, Inc.	150,184	3,320,568
The Howard Hughes Corp. *	4,600	512,992
Tier REIT, Inc.	54,100	1,172,347
Uniti Group, Inc.	95,230	1,822,702
Urban Edge Properties	48,260	988,847
Washington Prime Group, Inc.	602,230	3,854,272
Washington Real Estate Investment Trust	58,120	1,619,804
Weingarten Realty Investors	94,143	2,647,301
WP Carey, Inc.	60,847	4,016,510
Xenia Hotels & Resorts, Inc.	156,630	3,218,746
		186,964,823

Retailing 4.8%
Aaron's, Inc.	85,428	4,026,222
Asbury Automotive Group, Inc. *	54,219	3,529,657
Ascena Retail Group, Inc. *	1,676,197	6,453,359
Barnes & Noble Education, Inc. *	317,729	1,814,233
Barnes & Noble, Inc.	452,112	2,861,869
Big 5 Sporting Goods Corp. (a)	156,520	549,385
Burlington Stores, Inc. *	16,890	2,896,466
Caleres, Inc.	87,210	2,982,582
Citi Trends, Inc.	33,140	839,436
Conn's, Inc. *	14,700	408,366
Express, Inc. *	392,965	3,462,022
Five Below, Inc. *	15,302	1,741,674
Francesca's Holdings Corp. *	88,000	267,520
Genesco, Inc. *	107,438	4,597,272
Groupon, Inc. *	352,410	1,152,381
Guess?, Inc.	209,605	4,452,010
Haverty Furniture Cos., Inc.	53,720	1,089,442
Hibbett Sports, Inc. *	97,581	1,704,740
J.C. Penney Co., Inc. *(a)	1,452,335	2,134,932
Lithia Motors, Inc., Class A	36,445	3,246,521
Lumber Liquidators Holdings, Inc. *	62,190	743,792
Monro, Inc.	27,063	2,013,487
Ollie's Bargain Outlet Holdings, Inc. *	5,900	548,110
Party City Holdco, Inc. *	28,600	299,442
Penske Automotive Group, Inc.	82,803	3,674,797
Pier 1 Imports, Inc.	1,117,921	1,777,494
Pool Corp.	20,692	3,015,859
Rent-A-Center, Inc. *	249,538	3,555,917
RH *(a)	16,606	1,921,480
Shoe Carnival, Inc.	37,985	1,547,129

13
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Shutterfly, Inc. *	24,910	1,245,500
Sleep Number Corp. *	56,852	2,067,707
Sonic Automotive, Inc., Class A	142,242	2,577,425
The Buckle, Inc. (a)	108,656	2,216,582
The Cato Corp., Class A	122,722	2,366,080
The Children's Place, Inc.	19,050	2,846,070
The Michaels Cos., Inc. *	106,960	1,695,316
Zumiez, Inc. *	52,290	1,216,265
		85,538,541

Semiconductors & Semiconductor Equipment 1.9%
Advanced Energy Industries, Inc. *	16,410	706,122
Amkor Technology, Inc. *	229,780	1,642,927
Brooks Automation, Inc.	38,764	1,202,847
Cabot Microelectronics Corp.	15,840	1,546,301
Cirrus Logic, Inc. *	57,811	2,164,444
Cree, Inc. *	100,043	3,883,669
Cypress Semiconductor Corp.	213,659	2,764,748
Diodes, Inc. *	33,964	1,025,373
Entegris, Inc.	46,395	1,231,323
Integrated Device Technology, Inc. *	62,406	2,921,225
MKS Instruments, Inc.	21,375	1,575,124
Monolithic Power Systems, Inc.	3,086	364,518
Photronics, Inc. *	134,025	1,305,404
Power Integrations, Inc.	14,570	820,582
Semtech Corp. *	23,570	1,059,236
Silicon Laboratories, Inc. *	17,590	1,434,113
Synaptics, Inc. *	45,769	1,718,168
Teradyne, Inc.	100,798	3,472,491
Versum Materials, Inc.	42,930	1,354,871
Xperi Corp.	65,010	845,130
		33,038,616

Software & Services 5.4%
ACI Worldwide, Inc. *	66,621	1,671,521
ANSYS, Inc. *	25,257	3,777,184
Aspen Technology, Inc. *	17,980	1,526,322
Avaya Holdings Corp. *	40,340	662,383
Black Knight, Inc. *	18,690	911,511
Cadence Design Systems, Inc. *	83,227	3,709,427
Cardtronics plc, Class A *	54,160	1,470,986
CDK Global, Inc.	60,240	3,448,138
CommVault Systems, Inc. *	17,190	1,000,802
CoreLogic, Inc. *	77,830	3,161,455
CSG Systems International, Inc.	37,055	1,300,630
EPAM Systems, Inc. *	11,200	1,338,064
Euronet Worldwide, Inc. *	23,663	2,630,852
EVERTEC, Inc.	60,230	1,570,798
ExlService Holdings, Inc. *	17,420	1,116,622
Fair Isaac Corp. *	12,839	2,474,204
FleetCor Technologies, Inc. *	17,067	3,413,912
Gartner, Inc. *	29,347	4,329,269
j2 Global, Inc.	25,295	1,842,488
LiveRamp Holdings, Inc. *	58,541	2,674,153
Manhattan Associates, Inc. *	40,238	1,920,962
ManTech International Corp., Class A	45,407	2,600,913
MAXIMUS, Inc.	48,505	3,151,370
MicroStrategy, Inc., Class A *	3,300	415,701
Nuance Communications, Inc. *	166,010	2,886,914
Perficient, Inc. *	15,400	385,308
Progress Software Corp.	45,135	1,450,639
PTC, Inc. *	30,916	2,547,788
Sabre Corp.	104,217	2,568,949
Science Applications International Corp.	44,280	3,077,903
SS&C Technologies Holdings, Inc.	36,312	1,857,722
Sykes Enterprises, Inc. *	65,875	2,020,386
Security	Number of Shares	Value ($)
Synopsys, Inc. *	45,338	4,059,111
TiVo Corp.	141,143	1,552,573
Travelport Worldwide Ltd.	150,250	2,247,740
Tyler Technologies, Inc. *	2,310	488,935
Unisys Corp. *	144,250	2,655,642
Verint Systems, Inc. *	34,788	1,588,768
VeriSign, Inc. *	35,299	5,031,519
VMware, Inc., Class A *	22,942	3,243,769
WEX, Inc. *	11,680	2,055,213
Worldpay, Inc., Class A *	42,953	3,944,804
		95,783,350

Technology Hardware & Equipment 4.1%
ADTRAN, Inc.	117,833	1,583,676
Arista Networks, Inc. *	1,990	458,397
AVX Corp.	55,640	928,075
Belden, Inc.	36,848	1,991,634
Benchmark Electronics, Inc.	141,570	3,090,473
Ciena Corp. *	53,210	1,663,345
Cognex Corp.	28,599	1,225,181
Coherent, Inc. *	9,339	1,150,004
Comtech Telecommunications Corp.	71,301	1,990,724
Cray, Inc. *	41,600	943,904
Diebold Nixdorf, Inc. (a)	195,030	760,617
Dolby Laboratories, Inc., Class A	36,010	2,477,848
EchoStar Corp., Class A *	55,700	2,258,635
Electronics For Imaging, Inc. *	41,357	1,259,321
ePlus, Inc. *	16,400	1,392,032
Fabrinet *	31,322	1,356,869
Finisar Corp. *	110,380	1,842,242
Fitbit, Inc., Class A *	112,000	529,760
II-VI, Inc. *	30,281	1,127,362
Infinera Corp. *	50,500	279,770
Insight Enterprises, Inc. *	105,808	5,469,216
InterDigital, Inc.	32,760	2,324,322
IPG Photonics Corp. *	8,170	1,091,103
Itron, Inc. *	25,806	1,345,525
Knowles Corp. *	126,558	2,047,708
Littelfuse, Inc.	8,643	1,565,766
Lumentum Holdings, Inc. *	19,830	1,083,710
Methode Electronics, Inc.	35,870	1,061,752
MTS Systems Corp.	21,320	1,009,502
National Instruments Corp.	58,165	2,848,340
NETGEAR, Inc. *	43,150	2,393,962
NetScout Systems, Inc. *	75,650	1,910,919
OSI Systems, Inc. *	19,431	1,343,848
Plantronics, Inc.	39,198	2,311,506
Plexus Corp. *	51,649	3,016,302
Rogers Corp. *	7,900	972,174
ScanSource, Inc. *	94,640	3,679,603
TTM Technologies, Inc. *	90,960	1,064,232
ViaSat, Inc. *	30,755	1,960,939
Viavi Solutions, Inc. *	108,840	1,254,925
Vishay Intertechnology, Inc.	198,881	3,639,522
Zebra Technologies Corp., Class A *	13,508	2,246,380
		73,951,125

Telecommunication Services 0.7%
Cincinnati Bell, Inc. *	106,400	1,509,816
Cogent Communications Holdings, Inc.	21,400	1,112,372
Consolidated Communications Holdings, Inc.	146,901	1,839,200
Intelsat S.A. *	46,160	1,202,930
Iridium Communications, Inc. *	69,475	1,376,300
Shenandoah Telecommunications Co.	12,400	471,448
United States Cellular Corp. *	33,520	1,601,250

14
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Vonage Holdings Corp. *	123,810	1,641,721
Zayo Group Holdings, Inc. *	51,980	1,553,162
		12,308,199

Transportation 2.8%
Air Transport Services Group, Inc. *	49,260	965,496
Allegiant Travel Co.	15,410	1,758,897
AMERCO	5,780	1,887,054
ArcBest Corp.	64,871	2,408,012
Atlas Air Worldwide Holdings, Inc. *	38,570	1,990,983
Copa Holdings S.A., Class A	40,590	2,939,934
Costamare, Inc.	66,700	353,510
Echo Global Logistics, Inc. *	39,120	1,005,775
Forward Air Corp.	27,305	1,638,027
Genesee & Wyoming, Inc., Class A *	39,855	3,157,712
Hawaiian Holdings, Inc.	59,738	2,067,532
Heartland Express, Inc.	58,345	1,135,977
Hub Group, Inc., Class A *	75,365	3,453,224
Knight-Swift Transportation Holdings, Inc.	95,403	3,052,896
Macquarie Infrastructure Corp.	86,942	3,212,507
Marten Transport Ltd.	46,870	902,716
Matson, Inc.	61,430	2,154,965
Saia, Inc. *	24,699	1,552,579
Schneider National, Inc., Class B	23,500	513,945
SkyWest, Inc.	63,825	3,656,534
Spirit Airlines, Inc. *	82,590	4,286,421
Werner Enterprises, Inc.	72,559	2,335,674
XPO Logistics, Inc. *	23,383	2,089,973
YRC Worldwide, Inc. *	93,360	771,154
		49,291,497

Utilities 3.3%
ALLETE, Inc.	40,228	2,976,872
American States Water Co.	25,350	1,551,927
Aqua America, Inc.	93,149	3,030,137
Avangrid, Inc.	31,420	1,477,054
Avista Corp.	65,117	3,348,316
Black Hills Corp.	53,200	3,165,400
California Water Service Group	32,640	1,370,880
Chesapeake Utilities Corp.	5,400	429,030
El Paso Electric Co.	41,639	2,375,505
Hawaiian Electric Industries, Inc.	125,915	4,696,630
IDACORP, Inc.	36,726	3,425,067
MGE Energy, Inc.	25,770	1,610,110
National Fuel Gas Co.	80,550	4,373,060
New Jersey Resources Corp.	78,356	3,533,856
Northwest Natural Holding Co.	29,655	1,921,347
NorthWestern Corp.	49,720	2,921,547
ONE Gas, Inc.	43,630	3,442,843
Ormat Technologies, Inc.	18,120	927,200
Otter Tail Corp.	36,280	1,635,140
Pattern Energy Group, Inc., Class A	30,900	553,728
PNM Resources, Inc.	94,140	3,615,917
South Jersey Industries, Inc.	63,219	1,867,489
Southwest Gas Holdings, Inc.	28,183	2,177,700
Spire, Inc.	33,181	2,408,277
		58,835,032
Total Common Stock
(Cost $1,452,465,413)		1,776,210,844

Security	Number of Shares	Value ($)
Rights 0.0% of net assets

Materials 0.0%
A. Schulman, Inc. CVR *(b)	38,533	73,598
Total Rights
(Cost $73,598)		73,598

Other Investment Companies 1.7% of net assets

Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.09% (c)	2,903,393	2,903,393

Securities Lending Collateral 1.5%
Wells Fargo Government Money Market Fund, Select Class 2.07% (c)	27,771,371	27,771,371
Total Other Investment Companies
(Cost $30,674,764)		30,674,764

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Russell 2000 Index, e-mini expires 12/21/18	97	7,332,715	(132,442)
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $26,395,633.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	The rate shown is the 7-day yield.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

15
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 98.3% of net assets

Australia 6.2%
AGL Energy Ltd.	70,586	901,415
Amcor Ltd.	87,895	829,395
AMP Ltd.	562,067	985,601
APA Group	74,134	504,852
Aurizon Holdings Ltd.	294,748	878,154
Australia & New Zealand Banking Group Ltd.	310,762	5,720,090
Bendigo & Adelaide Bank Ltd.	51,631	375,178
BGP Holdings plc *(a)	453,854	—
BHP Billiton Ltd.	434,924	10,035,283
BlueScope Steel Ltd.	47,001	481,789
Boral Ltd.	94,088	374,825
Brambles Ltd.	127,022	956,850
Caltex Australia Ltd.	71,097	1,422,567
CIMIC Group Ltd.	10,830	363,617
Coca-Cola Amatil Ltd.	74,610	525,083
Commonwealth Bank of Australia	155,468	7,644,492
Crown Resorts Ltd.	32,698	290,943
CSL Ltd.	14,487	1,933,973
Downer EDI Ltd.	114,749	564,950
Fortescue Metals Group Ltd.	275,161	783,199
Goodman Group	53,010	389,594
GrainCorp Ltd., Class A	61,555	359,834
Incitec Pivot Ltd.	183,750	509,146
Insurance Australia Group *	203,669	985,078
LendLease Group	59,617	744,530
Macquarie Group Ltd.	18,305	1,526,493
Medibank Pvt Ltd.	251,056	497,785
Metcash Ltd.	345,549	675,360
Mirvac Group	277,751	427,247
National Australia Bank Ltd.	287,503	5,149,041
Newcrest Mining Ltd.	32,873	481,202
OneMarket Ltd. *	3,820	2,218
Orica Ltd.	56,960	693,992
Origin Energy Ltd. *	217,800	1,128,695
Qantas Airways Ltd.	69,427	269,499
QBE Insurance Group Ltd.	178,473	1,433,979
Rio Tinto Ltd.	45,678	2,485,445
Santos Ltd.	102,994	483,410
Scentre Group	292,920	825,231
Sonic Healthcare Ltd.	33,954	543,428
South32 Ltd.	126,231	325,569
Stockland	217,510	556,415
Suncorp Group Ltd.	190,614	1,895,292
Tabcorp Holdings Ltd.	180,657	592,860
Telstra Corp., Ltd.	1,000,138	2,187,740
Transurban Group	58,874	473,544
Wesfarmers Ltd.	213,929	7,084,834
Westpac Banking Corp.	352,557	6,697,077
Woodside Petroleum Ltd.	97,032	2,388,954
Woolworths Group Ltd.	256,623	5,179,525
WorleyParsons Ltd.	55,911	578,301
		83,143,574

Security	Number of Shares	Value ($)
Austria 0.3%
ANDRITZ AG	5,736	297,297
Erste Group Bank AG *	28,516	1,160,813
OMV AG	27,897	1,549,193
Raiffeisen Bank International AG	16,369	446,117
voestalpine AG	17,406	617,739
		4,071,159

Belgium 0.8%
Ageas	25,685	1,285,151
Anheuser-Busch InBev S.A./N.V.	53,554	3,960,924
Colruyt S.A.	9,880	574,465
Groupe Bruxelles Lambert S.A.	8,137	756,766
KBC Group N.V.	19,302	1,330,218
Proximus	24,397	621,584
Solvay S.A.	8,596	979,147
UCB S.A.	5,880	493,802
Umicore S.A.	15,871	747,094
		10,749,151

Canada 6.9%
Agnico-Eagle Mines Ltd.	10,893	384,765
Alimentation Couche-Tard, Inc., Class B	37,740	1,802,358
ARC Resources Ltd.	51,672	481,217
Atco Ltd., Class I	13,089	381,599
Bank of Montreal	47,261	3,533,670
Barrick Gold Corp.	68,032	852,176
Bausch Health Cos., Inc. *	51,709	1,183,087
BCE, Inc.	47,212	1,827,226
BlackBerry Ltd. *	41,188	380,139
Brookfield Asset Management, Inc., Class A	52,232	2,131,416
Cameco Corp.	45,267	484,838
Canadian Imperial Bank of Commerce	34,938	3,017,017
Canadian National Railway Co.	46,417	3,968,073
Canadian Natural Resources Ltd.	104,245	2,860,215
Canadian Pacific Railway Ltd.	9,050	1,855,922
Canadian Tire Corp., Ltd., Class A	7,476	841,274
Celestica, Inc. *	33,466	347,256
Cenovus Energy, Inc.	254,395	2,152,729
CGI Group, Inc., Class A *	14,192	876,455
CI Financial Corp.	31,415	464,621
Crescent Point Energy Corp.	162,971	770,010
Dollarama, Inc.	11,400	315,298
Empire Co., Ltd., Class A	42,100	765,920
Enbridge, Inc.	72,886	2,271,096
Encana Corp.	57,609	588,146
Fairfax Financial Holdings Ltd.	1,450	704,596
Finning International, Inc.	22,217	461,402
First Quantum Minerals Ltd.	49,170	490,785
Fortis, Inc.	25,333	837,089
George Weston Ltd.	8,211	597,215
Gibson Energy, Inc.	31,853	504,247
Gildan Activewear, Inc.	13,200	394,561

16
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Goldcorp, Inc.	58,955	532,474
Great-West Lifeco, Inc.	21,854	501,507
H&R Real Estate Investment Trust	20,500	310,042
Husky Energy, Inc.	73,221	1,035,089
Hydro One Ltd.	21,500	312,754
Imperial Oil Ltd.	36,641	1,144,501
Intact Financial Corp.	8,106	640,438
Inter Pipeline Ltd.	32,474	526,659
Keyera Corp.	13,400	333,868
Linamar Corp.	7,100	293,988
Loblaw Cos., Ltd.	25,443	1,272,488
Magna International, Inc.	64,227	3,161,952
Manulife Financial Corp.	119,400	1,880,179
Methanex Corp.	6,300	407,972
Metro, Inc.	33,994	1,066,727
National Bank of Canada	21,933	995,644
Obsidian Energy Ltd. *	443,811	323,642
Onex Corp.	9,465	622,276
Parkland Fuel Corp.	14,800	497,025
Pembina Pipeline Corp.	28,078	908,171
Power Corp. of Canada	63,244	1,305,763
Power Financial Corp.	30,414	654,971
RioCan Real Estate Investment Trust	18,300	333,625
Rogers Communications, Inc., Class B	23,741	1,222,532
Royal Bank of Canada	89,744	6,538,983
Saputo, Inc.	21,275	648,213
Shaw Communications, Inc., Class B	53,129	989,169
SNC-Lavalin Group, Inc.	16,940	604,793
Sun Life Financial, Inc.	37,275	1,365,056
Suncor Energy, Inc.	186,237	6,247,276
Teck Resources Ltd., Class B	56,568	1,169,217
TELUS Corp.	30,571	1,046,861
The Bank of Nova Scotia	88,115	4,728,873
The Toronto-Dominion Bank	99,552	5,522,642
Thomson Reuters Corp.	31,300	1,456,759
TransAlta Corp.	91,321	482,116
TransCanada Corp.	53,881	2,031,716
Vermilion Energy, Inc.	10,054	266,615
Waste Connections, Inc.	4,500	344,016
West Fraser Timber Co., Ltd.	5,800	291,399
WestJet Airlines Ltd.	25,300	368,608
		92,913,017

Denmark 0.9%
AP Moeller - Maersk A/S, Series A	1,047	1,242,480
AP Moeller - Maersk A/S, Series B	1,230	1,552,518
Carlsberg A/S, Class B	9,124	1,006,528
Coloplast A/S, Class B	4,493	419,258
Danske Bank A/S	37,466	717,048
DSV A/S	6,874	551,464
ISS A/S	25,084	823,788
Novo Nordisk A/S, Class B	79,007	3,412,040
Novozymes A/S, B Shares	9,812	484,565
Orsted A/S	5,973	378,752
Pandora A/S	6,010	376,007
Vestas Wind Systems A/S	12,282	770,209
		11,734,657

Finland 0.9%
Elisa Oyj	10,280	409,000
Fortum Oyj	47,654	1,003,150
Kesko Oyj, B Shares	17,816	1,040,500
Kone Oyj, Class B	23,884	1,162,541
Metso Oyj	12,105	382,178
Neste Oyj	10,756	883,230
Security	Number of Shares	Value ($)
Nokia Oyj	438,640	2,477,695
Nokian Renkaat Oyj	11,604	369,104
Orion Oyj, Class B	11,381	391,499
Sampo Oyj, A Shares	27,163	1,249,147
Stora Enso Oyj, R Shares	63,987	961,417
UPM-Kymmene Oyj	54,053	1,737,736
Wartsila Oyj Abp	27,578	469,256
		12,536,453

France 9.4%
Accor S.A.	13,022	595,007
Air France-KLM *	46,512	449,687
Air Liquide S.A.	28,245	3,414,432
Airbus SE	19,564	2,162,100
Alstom S.A.	19,955	871,488
Arkema S.A.	8,499	891,661
Atos SE	6,513	557,038
AXA S.A.	186,022	4,655,512
BNP Paribas S.A.	106,209	5,534,980
Bollore S.A.	85,752	362,799
Bouygues S.A.	35,311	1,286,404
Bureau Veritas S.A.	14,187	320,060
Capgemini SE	10,119	1,235,577
Carrefour S.A.	168,625	3,270,275
Casino Guichard Perrachon S.A. (b)	26,751	1,179,792
CGG S.A. *	205,619	497,396
CNP Assurances	18,470	411,650
Compagnie de Saint-Gobain	84,113	3,168,657
Credit Agricole S.A.	93,600	1,198,777
Danone S.A.	41,233	2,919,847
Eiffage S.A.	7,112	694,572
Electricite de France S.A.	115,646	1,916,028
Engie S.A. (b)	427,329	5,678,005
EssilorLuxottica S.A.	8,211	1,121,446
Eurazeo SE	5,861	428,014
Eutelsat Communications S.A.	18,712	379,004
Faurecia S.A.	9,213	446,631
Kering S.A.	2,317	1,029,880
Klepierre S.A.	9,071	307,393
L'Oreal S.A.	11,319	2,550,241
Legrand S.A.	13,624	889,660
LVMH Moet Hennessy Louis Vuitton SE	10,214	3,098,983
Natixis S.A.	62,440	364,519
Orange S.A.	378,018	5,900,237
Pernod-Ricard S.A.	9,894	1,508,702
Peugeot S.A.	57,838	1,374,854
Publicis Groupe S.A.	16,256	941,010
Rallye S.A. (b)	43,517	483,034
Renault S.A.	27,858	2,080,266
Rexel S.A.	82,989	1,057,887
Safran S.A.	12,099	1,563,528
Sanofi	116,720	10,430,166
Schneider Electric SE	52,782	3,816,724
SCOR SE	17,419	804,946
Societe Generale S.A.	123,124	4,513,447
Sodexo S.A.	8,766	894,806
Suez	64,660	932,675
TechnipFMC plc	13,859	367,641
Teleperformance	2,587	426,058
Thales S.A.	5,102	651,617
TOTAL S.A.	395,508	23,206,600
Unibail-Rodamco-Westfield	6,779	1,226,721
Valeo S.A.	24,509	790,519
Veolia Environnement S.A.	86,115	1,716,229
Vinci S.A.	43,405	3,863,019

17
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Vivendi S.A.	141,350	3,409,123
Wendel S.A.	2,662	344,932
		126,192,256

Germany 7.8%
adidas AG	9,561	2,248,402
Allianz SE	38,670	8,055,728
Aurubis AG	11,011	668,362
BASF SE	116,670	8,953,082
Bayer AG	68,792	5,273,074
Bayerische Motoren Werke AG	63,359	5,455,894
Beiersdorf AG	5,135	530,945
Bilfinger SE	9,711	423,023
Brenntag AG	17,083	892,153
Commerzbank AG *	135,097	1,272,061
Continental AG	11,583	1,908,716
Covestro AG	8,433	543,834
Daimler AG	161,502	9,566,829
Deutsche Bank AG	233,879	2,285,870
Deutsche Boerse AG	6,282	793,872
Deutsche Lufthansa AG	37,134	745,395
Deutsche Post AG	102,027	3,221,530
Deutsche Telekom AG	512,466	8,405,302
E.ON SE	513,155	4,962,241
Evonik Industries AG	17,968	555,854
Freenet AG	17,959	403,949
Fresenius Medical Care AG & Co. KGaA	13,562	1,064,841
Fresenius SE & Co. KGaA	27,474	1,746,132
Fuchs Petrolub SE	600	25,979
GEA Group AG	13,777	418,628
Hannover Rueck SE	5,042	678,053
HeidelbergCement AG	18,319	1,243,208
Henkel AG & Co. KGaA	7,591	743,598
Hugo Boss AG	7,742	553,270
Infineon Technologies AG	39,134	784,124
Innogy SE	21,217	937,032
K&S AG	35,076	653,184
KION Group AG	4,122	240,873
LANXESS AG	10,361	641,322
Leoni AG	6,174	225,379
MAN SE	4,006	417,314
Merck KGaA	6,463	691,562
METRO AG	55,591	836,272
MTU Aero Engines AG	2,389	507,261
Muenchener Rueckversicherungs-Gesellschaft AG	16,414	3,525,489
OSRAM Licht AG	10,321	418,172
ProSiebenSat.1 Media SE	28,117	649,263
Rheinmetall AG	3,447	298,316
RWE AG	153,100	2,978,440
Salzgitter AG	9,534	381,054
SAP SE	35,568	3,808,388
Siemens AG	72,330	8,314,104
Suedzucker AG	22,879	354,304
Symrise AG	4,120	345,121
Telefonica Deutschland Holding AG	88,937	345,736
ThyssenKrupp AG	40,835	855,949
Uniper SE	74,058	2,137,193
Volkswagen AG	6,093	1,003,084
Vonovia SE	14,566	665,615
		105,654,376

Security	Number of Shares	Value ($)
Hong Kong 1.5%
AIA Group Ltd.	313,000	2,381,004
BOC Hong Kong (Holdings) Ltd.	172,000	643,917
China Mengniu Dairy Co., Ltd. *	139,000	411,284
CK Asset Holdings Ltd.	113,500	738,629
CK Hutchison Holdings Ltd.	127,500	1,284,195
CLP Holdings Ltd.	136,000	1,523,938
Galaxy Entertainment Group Ltd.	80,000	434,331
Hang Seng Bank Ltd.	30,800	722,185
Hong Kong & China Gas Co., Ltd.	278,917	532,770
Hong Kong Exchanges & Clearing Ltd.	14,216	378,526
Hongkong Land Holdings Ltd.	54,700	323,931
Jardine Matheson Holdings Ltd.	19,100	1,102,899
Jardine Strategic Holdings Ltd.	16,800	564,354
Li & Fung Ltd.	2,326,000	461,623
Link REIT	51,500	457,685
MTR Corp., Ltd.	98,610	478,479
New World Development Co., Ltd.	606,689	771,808
Noble Group Ltd. *	18,617,693	1,101,390
PCCW Ltd.	662,000	363,484
Sands China Ltd.	155,600	615,321
SJM Holdings Ltd.	463,000	375,189
Sun Hung Kai Properties Ltd.	111,000	1,442,576
Swire Pacific Ltd., Class A	101,500	1,054,452
Swire Pacific Ltd., Class B	181,051	292,228
Techtronic Industries Co., Ltd.	54,500	256,628
The Wharf Holdings Ltd.	137,000	342,473
Want Want China Holdings Ltd.	443,000	316,931
WH Group Ltd.	672,500	472,273
Wheelock & Co., Ltd.	72,000	384,913
Yue Yuen Industrial Holdings Ltd.	127,500	350,085
		20,579,501

Ireland 0.7%
AerCap Holdings N.V. *	11,071	554,436
Bank of Ireland Group plc	51,765	365,751
CRH plc	75,761	2,259,813
Experian plc	49,613	1,141,059
Kerry Group plc, Class A	5,325	545,838
Seagate Technology plc	58,026	2,334,386
Shire plc	22,810	1,376,604
Smurfit Kappa Group plc	23,341	758,830
		9,336,717

Israel 0.5%
Bank Hapoalim B.M.	72,783	492,388
Bank Leumi Le-Israel B.M.	65,160	406,318
Bezeq The Israeli Telecommunication Corp., Ltd.	520,181	597,316
Check Point Software Technologies Ltd. *	5,093	565,323
Israel Chemicals Ltd.	125,302	721,741
Teva Pharmaceutical Industries Ltd.	176,278	3,520,856
		6,303,942

Italy 2.8%
Assicurazioni Generali S.p.A.	135,056	2,179,376
Atlantia S.p.A.	39,442	792,543
BPER Banca	80,739	306,404
Enel S.p.A.	1,391,439	6,822,315
Eni S.p.A.	675,114	11,989,857
EXOR N.V.	39,772	2,249,306
Intesa Sanpaolo S.p.A.	1,407,740	3,118,249

18
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Leonardo S.p.A.	35,185	381,430
Luxottica Group S.p.A.	9,996	627,781
Mediobanca S.p.A.	32,742	286,747
Poste Italiane S.p.A	54,229	389,115
Prysmian S.p.A.	17,229	334,703
Saipem S.p.A. *	143,040	782,247
Snam S.p.A.	214,026	884,903
Telecom Italia S.p.A. *	2,944,106	1,731,587
Terna - Rete Elettrica Nationale S.p.A.	101,614	524,886
UniCredit S.p.A.	298,406	3,815,167
Unione di Banche Italiane S.p.A.	165,502	505,138
Unipol Gruppo S.p.A.	88,525	356,268
		38,078,022

Japan 24.5%
Aeon Co., Ltd.	109,300	2,508,670
AGC, Inc.	38,000	1,244,668
Air Water, Inc.	21,600	349,899
Aisin Seiki Co., Ltd.	32,900	1,286,760
Ajinomoto Co., Inc.	57,300	925,707
Alfresa Holdings Corp.	39,400	1,050,864
Alps Electric Co., Ltd.	18,200	429,025
Amada Holdings Co., Ltd.	29,500	277,915
ANA Holdings, Inc.	15,000	504,384
Asahi Group Holdings Ltd.	28,500	1,252,434
Asahi Kasei Corp.	140,000	1,679,783
Asics Corp.	20,900	302,497
Astellas Pharma, Inc.	159,500	2,464,306
Bandai Namco Holdings, Inc.	21,200	754,185
Bridgestone Corp.	102,900	3,967,750
Brother Industries Ltd.	30,000	549,047
Canon, Inc.	153,900	4,383,597
Casio Computer Co., Ltd.	21,300	321,484
Central Japan Railway Co.	16,200	3,108,919
Chubu Electric Power Co., Inc.	142,600	2,056,390
Chugai Pharmaceutical Co., Ltd.	6,900	403,973
Coca-Cola Bottlers Japan Holdings, Inc.	11,400	298,352
COMSYS Holdings Corp.	12,400	345,096
Concordia Financial Group Ltd.	47,600	217,854
Cosmo Energy Holdings Co., Ltd.	7,000	257,450
Credit Saison Co., Ltd.	21,000	333,481
Dai Nippon Printing Co., Ltd.	67,900	1,523,506
Dai-ichi Life Holdings, Inc.	92,300	1,732,039
Daicel Corp.	42,300	447,492
Daido Steel Co., Ltd.	5,700	234,672
Daiichi Sankyo Co., Ltd.	47,600	1,819,424
Daikin Industries Ltd.	14,200	1,645,949
Daito Trust Construction Co., Ltd.	6,600	870,133
Daiwa House Industry Co., Ltd.	60,100	1,814,678
Daiwa Securities Group, Inc.	142,000	814,329
Denka Co., Ltd.	12,000	390,273
Denso Corp.	58,900	2,627,278
Dentsu, Inc.	20,001	927,643
DIC Corp.	16,000	472,162
Don Quijote Holdings Co., Ltd.	8,500	507,766
Dowa Holdings Co., Ltd.	11,700	340,508
East Japan Railway Co.	37,218	3,250,534
Ebara Corp.	11,400	332,039
EDION Corp.	27,100	284,975
Eisai Co., Ltd.	15,100	1,257,534
Electric Power Development Co., Ltd.	27,000	735,085
Fanuc Corp.	8,400	1,461,322
Fast Retailing Co., Ltd.	2,100	1,057,361
Fuji Electric Co., Ltd.	11,200	341,885
FUJIFILM Holdings Corp.	64,100	2,772,349
Security	Number of Shares	Value ($)
Fujikura Ltd.	55,400	238,986
Fujitsu Ltd.	38,200	2,324,026
Furukawa Electric Co., Ltd.	10,200	275,269
H2O Retailing Corp.	20,000	310,744
Hakuhodo DY Holdings, Inc.	36,100	602,097
Hankyu Hanshin Holdings, Inc.	21,700	716,765
Hanwa Co., Ltd.	13,700	448,661
Haseko Corp.	27,700	351,004
Hino Motors Ltd.	52,500	502,545
Hitachi Construction Machinery Co., Ltd.	10,800	286,745
Hitachi Ltd.	174,800	5,343,670
Hitachi Metals Ltd.	32,300	379,813
Hokuriku Electric Power Co. *	49,900	464,848
Honda Motor Co., Ltd.	314,100	8,966,151
Hoya Corp.	21,300	1,205,064
Ibiden Co., Ltd.	23,000	284,008
Idemitsu Kosan Co., Ltd.	27,900	1,263,944
IHI Corp.	18,700	684,092
Iida Group Holdings Co., Ltd.	28,500	518,781
Inpex Corp.	176,500	2,009,736
Isetan Mitsukoshi Holdings Ltd.	73,100	854,341
Isuzu Motors Ltd.	80,800	1,059,332
ITOCHU Corp.	165,800	3,074,919
J. Front Retailing Co., Ltd.	43,400	568,727
Japan Display, Inc. *	256,200	247,633
Japan Post Bank Co., Ltd.	34,900	406,890
Japan Post Holdings Co., Ltd.	121,000	1,434,876
Japan Tobacco, Inc.	117,900	3,029,476
JFE Holdings, Inc.	112,600	2,115,931
JGC Corp.	33,500	648,454
JSR Corp.	22,700	338,302
JTEKT Corp.	44,100	548,676
JXTG Holdings, Inc.	649,350	4,387,647
K's Holdings Corp.	31,800	401,727
Kajima Corp.	38,500	495,747
Kamigumi Co., Ltd.	14,800	305,393
Kaneka Corp.	9,000	376,163
Kao Corp.	25,700	1,709,621
Kawasaki Heavy Industries Ltd.	25,000	592,461
Kawasaki Kisen Kaisha Ltd. *(b)	27,300	363,786
KDDI Corp.	207,900	5,031,146
Keio Corp.	8,800	477,964
Kewpie Corp.	15,300	351,695
Keyence Corp.	1,146	559,843
Kikkoman Corp.	9,000	493,086
Kinden Corp.	20,000	320,676
Kintetsu Group Holdings Co., Ltd.	15,600	599,259
Kirin Holdings Co., Ltd.	73,900	1,763,441
Kobe Steel Ltd.	111,600	897,298
Koito Manufacturing Co., Ltd.	6,900	328,482
Komatsu Ltd.	84,700	2,205,795
Konica Minolta, Inc.	104,200	1,031,412
Kubota Corp.	84,900	1,340,298
Kuraray Co., Ltd.	46,400	637,328
Kyocera Corp.	29,700	1,607,449
Kyowa Hakko Kirin Co., Ltd.	19,600	379,590
Kyushu Electric Power Co., Inc.	48,900	568,069
Kyushu Railway Co.	12,600	386,946
Leopalace21 Corp.	49,600	206,607
LIXIL Group Corp.	37,300	586,383
Makita Corp.	13,700	473,641
Marubeni Corp.	288,100	2,336,113
Matsumotokiyoshi Holdings Co., Ltd.	8,500	307,308
Mazda Motor Corp.	149,000	1,587,011
Medipal Holdings Corp.	43,200	924,743
MEIJI Holdings Co., Ltd.	11,800	782,926
Minebea Mitsumi, Inc.	22,300	341,146

19
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Mitsubishi Chemical Holdings Corp.	200,200	1,560,638
Mitsubishi Corp.	139,700	3,931,897
Mitsubishi Electric Corp.	234,700	2,971,168
Mitsubishi Estate Co., Ltd.	61,800	987,675
Mitsubishi Gas Chemical Co., Inc.	19,500	327,331
Mitsubishi Heavy Industries Ltd.	67,200	2,368,915
Mitsubishi Materials Corp.	29,700	822,241
Mitsubishi Motors Corp.	146,500	920,206
Mitsubishi Tanabe Pharma Corp.	21,400	316,098
Mitsubishi UFJ Financial Group, Inc.	1,221,334	7,392,110
Mitsui & Co., Ltd.	240,900	4,025,102
Mitsui Chemicals, Inc.	27,500	616,664
Mitsui Fudosan Co., Ltd.	67,000	1,508,989
Mitsui Mining & Smelting Co., Ltd.	9,500	269,160
Mitsui O.S.K. Lines Ltd.	28,400	690,250
Mizuho Financial Group, Inc.	2,603,516	4,471,182
MS&AD Insurance Group Holdings, Inc.	52,590	1,579,657
Murata Manufacturing Co., Ltd.	11,500	1,789,805
Nagase & Co., Ltd.	28,000	439,798
Nagoya Railroad Co., Ltd.	19,600	473,365
NEC Corp.	68,500	1,966,308
NGK Insulators Ltd.	24,800	349,037
NGK Spark Plug Co., Ltd.	18,300	370,305
NH Foods Ltd.	22,000	758,688
NHK Spring Co., Ltd.	42,000	359,632
Nichirei Corp.	14,100	338,654
Nidec Corp.	6,400	822,047
Nikon Corp.	47,800	833,280
Nintendo Co., Ltd.	1,830	571,331
Nippon Electric Glass Co., Ltd.	17,400	438,401
Nippon Express Co., Ltd.	13,700	864,587
Nippon Paper Industries Co., Ltd.	29,100	527,229
Nippon Shokubai Co., Ltd.	4,900	316,135
Nippon Steel & Sumitomo Metal Corp.	169,900	3,134,004
Nippon Telegraph & Telephone Corp.	129,408	5,336,604
Nippon Yusen K.K.	59,700	962,717
Nissan Motor Co., Ltd.	454,600	4,135,841
Nisshin Seifun Group, Inc.	23,730	472,179
Nissin Foods Holdings Co., Ltd.	4,700	303,053
Nitori Holdings Co., Ltd.	3,100	404,777
Nitto Denko Corp.	15,400	962,116
NOK Corp.	20,300	292,093
Nomura Holdings, Inc.	311,500	1,495,810
Nomura Real Estate Holdings, Inc.	14,600	274,260
NSK Ltd.	55,200	545,372
NTN Corp.	78,000	285,296
NTT Data Corp.	64,000	821,663
NTT DOCOMO, Inc.	146,400	3,630,550
Obayashi Corp.	69,900	617,092
Odakyu Electric Railway Co., Ltd.	19,800	418,586
Oji Holdings Corp.	135,000	958,652
Olympus Corp.	16,700	556,641
Omron Corp.	18,000	728,721
Ono Pharmaceutical Co., Ltd.	12,900	292,748
Oriental Land Co., Ltd.	5,500	517,404
ORIX Corp.	89,600	1,459,673
Osaka Gas Co., Ltd.	75,500	1,380,592
Otsuka Holdings Co., Ltd.	34,700	1,659,629
Panasonic Corp.	313,950	3,369,138
Recruit Holdings Co., Ltd.	41,300	1,108,475
Renesas Electronics Corp. *	24,400	128,539
Rengo Co., Ltd.	36,800	320,783
Resona Holdings, Inc.	203,858	1,072,300
Ricoh Co., Ltd.	169,600	1,692,994
Rohm Co., Ltd.	5,200	365,582
Ryohin Keikaku Co., Ltd.	900	237,897
Security	Number of Shares	Value ($)
San-Ai Oil Co., Ltd.	14,300	153,764
Secom Co., Ltd.	15,100	1,236,260
Sega Sammy Holdings, Inc.	27,500	353,108
Seibu Holdings, Inc.	20,600	373,737
Seiko Epson Corp.	42,900	691,172
Seino Holdings Co., Ltd.	27,800	384,984
Sekisui Chemical Co., Ltd.	52,500	825,610
Sekisui House Ltd.	93,600	1,373,769
Seven & i Holdings Co., Ltd.	101,500	4,394,948
Shimadzu Corp.	12,000	303,276
Shimamura Co., Ltd.	4,700	395,338
Shimano, Inc.	3,700	505,328
Shimizu Corp.	65,000	527,628
Shin-Etsu Chemical Co., Ltd.	22,300	1,863,399
Shionogi & Co., Ltd.	11,200	716,169
Shiseido Co., Ltd.	12,500	788,694
Showa Denko K.K.	13,400	583,484
Showa Shell Sekiyu K.K.	37,600	717,640
Skylark Holdings Co., Ltd.	18,500	288,022
SMC Corp.	2,200	701,216
SoftBank Group Corp.	70,900	5,610,940
Sojitz Corp.	249,300	838,386
Sompo Holdings, Inc.	32,700	1,348,728
Sony Corp.	68,700	3,717,819
Stanley Electric Co., Ltd.	11,700	346,090
Subaru Corp.	79,500	2,144,487
Sumitomo Chemical Co., Ltd.	236,000	1,182,215
Sumitomo Corp.	135,100	2,049,017
Sumitomo Electric Industries Ltd.	153,300	2,090,642
Sumitomo Forestry Co., Ltd.	26,100	387,293
Sumitomo Heavy Industries Ltd.	15,100	474,907
Sumitomo Metal Mining Co., Ltd.	25,600	806,043
Sumitomo Mitsui Financial Group, Inc.	138,410	5,389,006
Sumitomo Mitsui Trust Holdings, Inc.	33,500	1,331,071
Sumitomo Realty & Development Co., Ltd.	25,700	883,053
Sumitomo Rubber Industries Ltd.	35,900	514,974
Suntory Beverage & Food Ltd.	12,900	525,738
Suzuken Co., Ltd.	19,230	973,334
Suzuki Motor Corp.	38,200	1,904,909
T&D Holdings, Inc.	56,450	902,393
Taiheiyo Cement Corp.	19,300	567,935
Taisei Corp.	16,800	718,510
Takashimaya Co., Ltd.	30,000	472,131
Takeda Pharmaceutical Co., Ltd.	64,300	2,665,847
TDK Corp.	12,600	1,086,499
Teijin Ltd.	30,200	523,568
Terumo Corp.	13,300	717,959
The Chiba Bank Ltd.	44,000	278,360
The Chugoku Electric Power Co., Inc.	58,600	753,753
The Kansai Electric Power Co., Inc.	102,200	1,564,222
The Yokohama Rubber Co., Ltd.	19,400	375,805
TIS, Inc.	8,900	397,537
Tobu Railway Co., Ltd.	18,300	508,971
Toho Gas Co., Ltd.	14,200	488,937
Toho Holdings Co., Ltd.	14,600	382,477
Tohoku Electric Power Co., Inc.	101,000	1,276,093
Tokio Marine Holdings, Inc.	51,300	2,416,852
Tokyo Electric Power Co. Holdings, Inc. *	689,300	3,527,958
Tokyo Electron Ltd.	5,700	769,208
Tokyo Gas Co., Ltd.	87,000	2,139,583
Tokyu Corp.	45,000	743,421
Tokyu Fudosan Holdings Corp.	60,500	340,878
Toppan Printing Co., Ltd.	61,000	862,383
Toray Industries, Inc.	192,000	1,361,912
Toshiba Corp. *	48,400	1,450,672

20
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Tosoh Corp.	34,500	454,220
TOTO Ltd.	9,700	347,030
Toyo Seikan Group Holdings Ltd.	41,000	836,474
Toyo Suisan Kaisha Ltd.	11,800	405,620
Toyoda Gosei Co., Ltd.	14,900	321,358
Toyota Industries Corp.	17,400	854,725
Toyota Motor Corp.	325,618	19,075,005
Toyota Tsusho Corp.	51,700	1,865,781
TS Tech Co., Ltd.	7,600	218,729
Tsuruha Holdings, Inc.	2,200	229,614
Ube Industries Ltd.	18,800	409,514
Unicharm Corp.	16,500	447,624
West Japan Railway Co.	22,163	1,490,631
Yakult Honsha Co., Ltd.	4,700	332,814
Yamada Denki Co., Ltd.	185,600	875,169
Yamaha Corp.	9,000	395,499
Yamaha Motor Co., Ltd.	29,500	697,669
Yamato Holdings Co., Ltd.	43,600	1,191,954
Yamazaki Baking Co., Ltd.	23,300	419,986
Yaskawa Electric Corp.	8,800	254,352
Yokogawa Electric Corp.	19,300	378,937
		330,010,565

Luxembourg 0.4%
ArcelorMittal	111,866	2,791,390
Millicom International Cellular S.A. SDR	14,786	834,406
RTL Group S.A.	4,888	313,733
SES S.A.	43,250	929,531
Tenaris S.A.	47,069	692,886
		5,561,946

Netherlands 5.3%
ABN AMRO Group N.V. CVA	16,182	396,905
Aegon N.V.	266,947	1,637,091
Akzo Nobel N.V.	20,810	1,747,312
Altice Europe N.V. *	111,251	264,671
Altice Europe N.V., Class B *	18,000	42,952
ASML Holding N.V.	6,987	1,203,469
ASR Nederland N.V.	8,123	368,762
Boskalis Westminster N.V.	15,591	448,285
Gemalto N.V. *	7,139	407,210
HAL Trust (b)	4,403	707,070
Heineken Holding N.V.	10,063	870,412
Heineken N.V.	13,054	1,174,433
ING Groep N.V.	273,167	3,231,836
Koninklijke Ahold Delhaize N.V.	193,768	4,435,448
Koninklijke DSM N.V.	13,994	1,221,799
Koninklijke KPN N.V.	521,645	1,376,374
Koninklijke Philips N.V.	76,008	2,834,782
NN Group N.V.	19,791	849,789
Randstad N.V.	17,973	904,269
Royal Dutch Shell plc, A Shares	591,133	18,775,235
Royal Dutch Shell plc, B Shares	657,507	21,443,226
Signify N.V.	20,251	498,874
SNS Reaal N.V. *(a)(b)	124,822	—
Unilever N.V. CVA	93,863	5,043,729
VEON Ltd. ADR	183,939	516,869
Wolters Kluwer N.V.	14,689	833,374
X5 Retail Group N.V. GDR	11,077	260,052
		71,494,228

Security	Number of Shares	Value ($)
New Zealand 0.1%
Contact Energy Ltd.	100,526	367,555
Fletcher Building Ltd. *	169,178	670,102
Spark New Zealand Ltd.	285,096	736,293
		1,773,950

Norway 0.9%
DNB A.S.A.	75,447	1,363,056
Equinor A.S.A.	231,282	5,982,405
Marine Harvest A.S.A.	32,344	783,058
Norsk Hydro A.S.A.	163,226	846,454
Orkla A.S.A.	72,518	625,780
Telenor A.S.A.	79,040	1,449,227
Yara International A.S.A.	34,800	1,494,428
		12,544,408

Portugal 0.2%
EDP - Energias de Portugal S.A.	484,857	1,704,634
Galp Energia, SGPS, S.A.	60,747	1,056,284
Jeronimo Martins, SGPS, S.A.	24,379	299,227
		3,060,145

Singapore 0.8%
CapitaLand Ltd.	163,100	370,479
ComfortDelGro Corp., Ltd.	302,100	491,898
DBS Group Holdings Ltd.	86,856	1,473,722
Flex Ltd. *	64,176	504,423
Hutchison Port Holdings Trust, Class U	1,098,800	270,294
Jardine Cycle & Carriage Ltd.	18,000	394,210
Keppel Corp., Ltd.	214,900	962,849
Oversea-Chinese Banking Corp., Ltd.	178,717	1,388,354
Sembcorp Industries Ltd.	174,100	355,439
Singapore Airlines Ltd.	89,170	611,267
Singapore Press Holdings Ltd.	187,900	360,102
Singapore Telecommunications Ltd.	720,786	1,646,419
United Overseas Bank Ltd.	70,052	1,238,553
Wilmar International Ltd.	374,266	854,940
		10,922,949

South Africa 0.0%
Nedbank Group Ltd.	13,498	228,186

Spain 3.4%
Acciona S.A.	5,298	446,893
ACS Actividades de Construccion y Servicios S.A.	34,667	1,297,983
Aena SME S.A.	2,467	394,182
Amadeus IT Group S.A.	11,850	954,216
Banco Bilbao Vizcaya Argentaria S.A.	513,489	2,833,993
Banco De Sabadell S.A.	544,879	717,391
Banco Santander S.A.	2,527,520	12,025,823
Bankinter S.A.	35,625	291,875
CaixaBank S.A.	180,208	729,250
Distribuidora Internacional de Alimentacion S.A. (b)	136,897	103,228
Enagas S.A.	18,006	477,401
Endesa S.A.	83,695	1,749,986
Ferrovial S.A.	42,332	847,530
Grifols S.A.	12,942	368,720
Iberdrola S.A.	645,554	4,567,824
Industria de Diseno Textil S.A.	54,449	1,534,629

21
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Mapfre S.A.	153,584	458,938
Naturgy Energy Group S.A.	51,540	1,266,732
Red Electrica Corp. S.A.	31,303	648,174
Repsol S.A.	268,904	4,805,003
Telefonica S.A.	1,103,924	9,055,553
		45,575,324

Sweden 2.5%
Alfa Laval AB	19,115	487,721
Assa Abloy AB, Class B	47,630	947,397
Atlas Copco AB, A Shares	43,490	1,075,149
Atlas Copco AB, B Shares	21,338	488,711
Autoliv, Inc.	7,884	657,053
Boliden AB	26,158	597,363
Electrolux AB, B Shares	25,852	537,199
Epiroc AB, Class A *	39,497	346,839
Epiroc AB, Class B *	20,207	166,271
Essity AB, Class B	41,222	940,746
Getinge AB, B Shares	31,185	305,904
Hennes & Mauritz AB, B Shares (b)	185,477	3,276,035
Hexagon AB, B Shares	8,687	425,173
Husqvarna AB, B Shares	41,150	310,495
Nordea Bank Abp	294,193	2,556,795
Sandvik AB	85,828	1,356,837
Securitas AB, B Shares	40,150	688,114
Skandinaviska Enskilda Banken AB, A Shares	117,646	1,217,447
Skanska AB, B Shares	56,423	886,947
SKF AB, B Shares	45,567	730,535
SSAB AB, A Shares	16,713	66,723
SSAB AB, B Shares	92,363	299,538
Svenska Cellulosa AB, S.C.A., B Shares	34,386	325,066
Svenska Handelsbanken AB, A Shares	124,994	1,358,664
Swedbank AB, A Shares	88,648	1,994,095
Swedish Match AB	12,046	613,607
Tele2 AB, B Shares	67,968	771,793
Telefonaktiebolaget LM Ericsson, B Shares	576,844	5,022,441
Telia Co. AB	464,574	2,091,276
Trelleborg AB, B Shares	19,874	358,575
Veoneer, Inc. *	7,907	265,517
Volvo AB, A Shares	20,067	300,490
Volvo AB, B Shares	137,553	2,054,238
		33,520,754

Switzerland 6.6%
ABB Ltd.	187,932	3,781,481
Adecco Group AG	28,052	1,373,707
Aryzta AG *(b)	25,046	233,602
Baloise Holding AG	3,201	457,529
Chocoladefabriken Lindt & Spruengli AG	4	319,317
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	32	220,617
Cie Financiere Richemont S.A.	34,597	2,528,715
Clariant AG *	17,854	384,805
Coca-Cola HBC AG *	12,825	378,832
Credit Suisse Group AG *	133,954	1,751,269
Ferguson plc	25,775	1,737,739
Geberit AG	1,442	564,597
Georg Fischer AG	271	252,124
Givaudan S.A.	409	991,382
Glencore plc *	2,126,137	8,652,653
Security	Number of Shares	Value ($)
Julius Baer Group Ltd. *	5,901	269,114
Kuehne & Nagel International AG	4,218	586,237
LafargeHolcim Ltd. *	47,787	2,213,037
Lonza Group AG *	1,793	563,790
Nestle S.A.	207,343	17,504,535
Novartis AG	157,336	13,778,275
Roche Holding AG	45,813	11,149,162
Roche Holding AG - Bearer Shares	1,853	451,126
Schindler Holding AG	2,522	529,755
SGS S.A.	275	653,139
Sika AG	5,380	689,837
STMicroelectronics N.V.	30,782	467,710
Swiss Life Holding AG *	2,078	783,852
Swiss Prime Site AG *	3,854	312,726
Swiss Re AG	48,965	4,418,244
Swisscom AG	2,462	1,127,304
TE Connectivity Ltd.	20,396	1,538,266
The Swatch Group AG	4,230	282,356
The Swatch Group AG - Bearer Shares	2,641	892,060
UBS Group AG *	155,455	2,172,812
Vifor Pharma AG	2,113	305,390
Zurich Insurance Group AG	15,837	4,917,090
		89,234,186

United Kingdom 14.9%
3i Group plc	42,848	479,782
Admiral Group plc	13,360	343,432
Aggreko plc	50,879	557,608
Anglo American plc	111,154	2,372,402
Antofagasta plc	47,582	476,297
Ashtead Group plc	23,818	587,991
Associated British Foods plc	34,807	1,061,154
AstraZeneca plc	106,427	8,140,561
Aviva plc	298,916	1,633,542
Babcock International Group plc	49,594	386,745
BAE Systems plc	289,777	1,943,037
Balfour Beatty plc	107,084	359,749
Barclays plc	1,882,343	4,147,377
Barratt Developments plc	90,313	592,360
Bellway plc	8,637	316,784
BHP Billiton plc	290,073	5,786,577
BP plc	4,186,542	30,242,400
British American Tobacco plc	147,378	6,388,875
BT Group plc	1,360,614	4,166,208
Bunzl plc	23,051	680,003
Burberry Group plc	33,868	783,684
Capita plc *	291,882	478,030
Carnival plc	11,964	652,104
Centrica plc	1,404,133	2,637,360
CNH Industrial N.V.	88,854	923,665
Coca-Cola European Partners plc	13,967	635,359
Compass Group plc	99,697	1,960,920
Croda International plc	6,199	381,831
DCC plc	8,376	717,913
Delphi Technologies plc	7,901	169,397
Diageo plc	112,773	3,898,734
Direct Line Insurance Group plc	240,805	1,011,929
Dixons Carphone plc	231,393	500,277
Drax Group plc	107,573	551,012
DS Smith plc	80,059	401,703
easyJet plc	30,770	471,390
Ensco plc, Class A	157,691	1,125,914
Fiat Chrysler Automobiles N.V. *	155,782	2,370,759
FirstGroup plc *	566,307	615,704
G4S plc	185,330	508,611
GlaxoSmithKline plc	502,467	9,731,658

22
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Greene King plc	49,324	303,559
Hays plc	124,632	260,996
Hiscox Ltd.	19,551	406,121
HSBC Holdings plc	1,718,124	14,139,479
IMI plc	26,673	338,173
Imperial Brands plc	104,533	3,540,805
Inchcape plc	81,632	563,806
Informa plc	65,171	594,723
Inmarsat plc	71,533	415,995
InterContinental Hotels Group plc	11,360	596,057
International Consolidated Airlines Group S.A.	80,803	622,950
Intertek Group plc	6,064	363,333
Investec plc	52,407	324,010
ITV plc	408,861	776,129
J. Sainsbury plc	531,798	2,112,870
John Wood Group plc	94,476	861,077
Johnson Matthey plc	36,141	1,370,240
Kingfisher plc	530,763	1,723,474
Land Securities Group plc	52,749	573,809
Legal & General Group plc	446,636	1,433,200
Liberty Global plc, Class A *	22,870	586,158
Liberty Global plc, Class C *	57,655	1,443,681
Lloyds Banking Group plc	4,535,604	3,309,805
London Stock Exchange Group plc	5,991	330,091
Marks & Spencer Group plc	444,692	1,681,909
Meggitt plc	79,877	540,416
Mondi plc	33,178	781,303
National Grid plc	484,576	5,119,080
Next plc	16,741	1,112,151
Old Mutual Ltd.	420,280	633,621
Pearson plc	122,631	1,408,778
Pennon Group plc	39,588	377,137
Persimmon plc	19,686	576,152
Petrofac Ltd.	51,736	380,442
Phoenix Group Holdings	44,992	345,815
Provident Financial plc *	39,467	257,480
Prudential plc	115,648	2,315,693
Quilter plc	147,532	218,286
Reckitt Benckiser Group plc	39,454	3,190,411
RELX plc	79,924	1,580,630
Rio Tinto plc	127,646	6,197,311
Rolls-Royce Holdings plc *	195,647	2,098,155
Royal Mail plc	221,386	1,016,367
RSA Insurance Group plc	74,554	536,196
Severn Trent plc	26,513	630,065
Smith & Nephew plc	50,564	821,910
Smiths Group plc	35,783	637,850
SSE plc	167,714	2,444,502
Standard Chartered plc	343,828	2,409,790
Standard Life Aberdeen plc	198,317	684,954
Subsea 7 S.A.	46,637	585,354
Tate & Lyle plc	63,169	543,132
Taylor Wimpey plc	268,447	552,740
Tesco plc	1,411,470	3,844,030
The Berkeley Group Holdings plc	10,632	475,179
The British Land Co., plc	41,138	310,688
The Sage Group plc	74,111	515,287
The Weir Group plc	19,086	386,235
Travis Perkins plc	51,100	721,721
Unilever plc	64,963	3,441,066
United Utilities Group plc	80,844	749,157
Vodafone Group plc	4,366,206	8,210,817
Whitbread plc	14,042	789,547
William Hill plc	123,124	330,980
Security	Number of Shares	Value ($)
WM Morrison Supermarkets plc	649,947	2,059,155
WPP plc	134,479	1,521,728
		201,214,599
Total Common Stock
(Cost $1,341,419,359)		1,326,434,065

Preferred Stock 0.7% of net assets

Germany 0.6%
Bayerische Motoren Werke AG	5,095	383,738
Fuchs Petrolub SE	5,891	272,693
Henkel AG & Co. KGaA	10,556	1,153,293
RWE AG, Non Voting Shares	4,002	66,534
Volkswagen AG	37,326	6,270,877
		8,147,135

Italy 0.1%
Telecom Italia S.p.A. - RSP	1,607,008	811,858

Spain 0.0%
Grifols S.A., Class B	9,243	192,084

United Kingdom 0.0%
Rolls-Royce Holdings plc, C Shares *(a)	8,999,762	11,503
Total Preferred Stock
(Cost $9,541,718)		9,162,580

Rights 0.0% of net assets

Spain 0.0%
Banco Santander S.A. expires 11/01/18 *	2,469,738	95,949
Total Rights
(Cost $99,459)		95,949

Other Investment Company 0.9% of net assets

United States 0.9%
Securities Lending Collateral 0.9%
Wells Fargo Government Money Market Fund, Select Class 2.07% (c)	11,686,398	11,686,398
Total Other Investment Company
(Cost $11,686,398)		11,686,398
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.2% of net assets

Time Deposits 0.2%
BNP Paribas
Euro
(0.57%), 11/01/18 (d)	216,416	245,124

23
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Brown Brothers Harriman
Australian Dollar
0.77%, 11/01/18 (d)	25,544	18,089
Canadian Dollar
0.80%, 11/01/18 (d)	178,475	135,573
Danish Krone
(0.80%), 11/01/18 (d)	60,339	9,160
Hong Kong Dollar
0.37%, 11/01/18 (d)	117,243	14,951
Norwegian Krone
0.30%, 11/01/18 (d)	22,004	2,610
Pound Sterling
0.36%, 11/01/18 (d)	13,749	17,574
Singapore Dollar
0.62%, 11/01/18 (d)	13,216	9,541
Swiss Franc
(1.44%), 11/01/18 (d)	11,997	11,912
Skandinaviska Enskilda Banken
Swedish Krona
(0.80%), 11/01/18 (d)	499,311	54,563
Sumitomo Mitsui Banking Corp.
Japanese Yen
(0.30%), 11/01/18 (d)	11,710,163	103,781
U.S. Dollar
1.54%, 11/01/18 (d)	2,823,342	2,823,342
Total Short-Term Investments
(Cost $3,446,220)		3,446,220

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI EAFE Index, expires 12/21/18	120	10,875,000	(82,785)
*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $11,189,838.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
GDR —	Global Depositary Receipt
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt
24
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.1% of net assets

Australia 5.5%
Adelaide Brighton Ltd.	150,794	606,514
ALS Ltd.	156,600	908,158
Ansell Ltd.	40,527	668,141
Ardent Leisure Group	269,254	306,284
Aristocrat Leisure Ltd.	41,239	777,105
ASX Ltd.	23,980	1,007,176
AusNet Services	670,768	813,584
Australian Pharmmaceutical Industries Ltd.	465,201	505,298
Automotive Holdings Group Ltd.	338,806	434,480
Bank of Queensland Ltd.	130,036	891,383
Beach Energy Ltd.	337,350	420,202
Bega Cheese Ltd. (a)	65,355	276,817
Breville Group Ltd.	18,397	160,257
carsales.com Ltd.	31,918	276,651
Challenger Ltd.	95,043	692,185
Charter Hall Retail REIT	79,231	238,799
Cleanaway Waste Management Ltd.	525,673	671,987
Cochlear Ltd.	5,300	667,869
Computershare Ltd.	93,276	1,309,844
Cromwell Property Group	339,134	247,540
CSR Ltd.	252,094	632,384
Dexus	163,563	1,181,795
DuluxGroup Ltd.	102,816	540,447
Evolution Mining Ltd.	66,272	140,271
Fairfax Media Ltd.	1,370,123	623,538
Flight Centre Travel Group Ltd.	17,513	577,701
G.U.D. Holdings Ltd.	35,687	312,883
G8 Education Ltd. (a)	157,327	228,925
Genworth Mortgage Insurance Australia Ltd.	207,364	331,186
GWA Group Ltd.	146,334	286,172
Harvey Norman Holdings Ltd. (a)	240,172	543,682
Healthscope Ltd.	452,407	678,760
Highland Gold Mining Ltd.	68,708	126,649
Iluka Resources Ltd.	144,903	832,208
Inghams Group Ltd. (a)	216,072	597,405
Investa Office Fund	89,386	351,676
InvoCare Ltd. (a)	24,629	211,972
IOOF Holdings Ltd.	98,242	475,168
IRESS Ltd.	31,637	243,728
JB Hi-Fi Ltd. (a)	62,855	1,024,237
Link Administration Holdings Ltd.	24,391	129,982
McMillan Shakespeare Ltd.	21,602	253,353
Mineral Resources Ltd.	53,895	546,867
Monadelphous Group Ltd.	79,796	816,565
Myer Holdings Ltd. *(a)	3,444,860	1,112,077
Navitas Ltd.	110,835	399,526
nib Holdings Ltd.	134,541	529,606
Nine Entertainment Co. Holdings Ltd.	197,446	237,127
Northern Star Resources Ltd.	32,067	200,330
Nufarm Ltd.	112,007	452,942
OceanaGold Corp.	186,672	537,420
Orora Ltd.	395,978	943,684
OZ Minerals Ltd.	140,440	900,915
Security	Number of Shares	Value ($)
Pact Group Holdings Ltd.	75,541	186,740
Pendal Group Ltd.	29,362	169,770
Perpetual Ltd.	12,117	298,036
Premier Investments Ltd.	31,775	370,458
Primary Health Care Ltd.	371,400	699,190
Qube Holdings Ltd.	246,368	428,419
Ramsay Health Care Ltd.	26,527	1,058,829
Regis Resources Ltd.	92,476	277,403
Resolute Mining Ltd.	361,866	267,517
Sandfire Resources NL	53,082	250,991
SEEK Ltd.	46,228	587,326
Seven Group Holdings Ltd.	29,393	371,333
Seven West Media Ltd. *	1,162,944	644,531
Sigma Healthcare Ltd.	1,657,582	612,208
Southern Cross Media Group Ltd.	432,536	350,447
Super Retail Group Ltd.	106,155	544,386
Sydney Airport	149,848	684,891
The GPT Group	300,551	1,099,182
The Star Entertainment Grp Ltd.	271,065	914,074
TPG Telecom Ltd.	72,040	366,813
Treasury Wine Estates Ltd.	77,157	830,484
Vicinity Centres	483,362	906,727
Virgin Australia International Holdings *(b)	176,214	—
Washington H Soul Pattinson & Co., Ltd.	20,916	428,821
Whitehaven Coal Ltd.	151,183	522,227
		41,752,258

Austria 0.9%
ams AG *	4,243	165,296
Austria Technologie & Systemtechnik AG	10,780	255,349
BAWAG Group AG	4,671	201,502
CA Immobilien Anlagen AG	10,349	336,884
IMMOFINANZ AG *	24,112	574,003
Lenzing AG	4,347	394,313
Oesterreichische Post AG	17,176	697,231
Rhi Magnesita N.V.	5,709	276,420
S IMMO AG	14,720	251,671
Schoeller-Bleckmann Oilfield Equipment AG	2,808	250,660
Telekom Austria AG *	59,554	442,497
UNIQA Insurance Group AG	41,121	384,043
Verbund AG	15,453	622,018
Vienna Insurance Group AG Wiener Versicherung Gruppe	19,587	520,164
Wienerberger AG	49,524	1,139,102
Zumtobel Group AG *	28,022	254,102
		6,765,255

Belgium 1.1%
Ackermans & van Haaren N.V.	4,332	682,019
AGFA-Gevaert N.V. *	113,937	508,690
Barco N.V.	3,995	454,897
Befimmo S.A.	4,829	265,001
Bekaert S.A. (a)	26,197	565,791

25
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
bpost S.A.	53,420	810,733
Cie d'Entreprises CFE	2,297	243,555
Cofinimmo S.A.	4,840	578,790
D'ieteren S.A./N.V.	24,293	960,817
Elia System Operator S.A./N.V.	9,965	622,995
Euronav N.V.	55,696	518,624
Nyrstar N.V. *(a)	70,654	127,616
Ontex Group N.V.	25,391	486,656
Orange Belgium S.A.	24,988	448,880
Sofina S.A.	1,546	295,698
Telenet Group Holding N.V.	15,553	753,518
Tessenderlo Group S.A. *	11,601	408,388
		8,732,668

Canada 8.9%
Aecon Group, Inc.	52,972	761,715
AGF Management Ltd., Class B	90,146	369,089
Aimia, Inc. *	338,199	1,014,764
Air Canada *	24,736	469,372
Algonquin Power & Utilities Corp.	53,979	538,785
Allied Properties Real Estate Investment Trust	11,200	359,877
AltaGas Ltd.	62,849	790,118
Artis Real Estate Investment Trust	51,973	442,172
AutoCanada, Inc.	23,200	176,055
Baytex Energy Corp. *	448,800	917,066
Boardwalk Real Estate Investment Trust (a)	11,877	442,168
Bombardier, Inc., Class B *	153,400	371,716
Bonavista Energy Corp. (a)	815,900	774,716
Bonterra Energy Corp.	21,022	236,497
CAE, Inc.	59,419	1,048,053
Canadian Apartment Properties REIT	17,099	608,002
Canadian Solar, Inc. *	25,119	359,202
Canadian Utilities Ltd., Class A	49,500	1,174,283
Canadian Western Bank	20,839	484,705
Canfor Corp. *	28,995	416,495
Capital Power Corp. (a)	52,799	1,095,726
Cascades, Inc.	56,419	438,855
CCL Industries, Inc., Class B	16,690	702,110
Centerra Gold, Inc. *	115,877	452,435
CES Energy Solutions Corp.	90,742	240,563
Chartwell Retirement Residences	36,200	388,550
Chemtrade Logistics Income Fund (a)	38,081	361,588
Choice Properties Real Estate Investment Trust	16,900	153,280
Cineplex, Inc. (a)	30,360	836,921
Cogeco Communications, Inc.	7,331	359,464
Cogeco, Inc.	10,100	474,139
Colliers International Group, Inc.	4,034	273,949
Cominar Real Estate Investment Trust	75,013	622,805
Constellation Software, Inc.	1,128	776,315
Corus Entertainment, Inc., Class B	87,343	329,083
Cott Corp.	38,000	572,114
Crombie Real Estate Investment Trust	23,600	236,099
Detour Gold Corp. *	15,900	117,277
Dorel Industries, Inc., Class B	34,336	561,290
Dream Global Real Estate Investment Trust	28,680	292,366
Dream Office Real Estate Investment Trust	41,117	727,735
Eldorado Gold Corp. *	532,008	355,628
Emera, Inc.	30,500	941,099
Enerflex Ltd.	50,449	608,553
Enerplus Corp.	118,700	1,104,543
Ensign Energy Services, Inc.	201,189	784,002
Security	Number of Shares	Value ($)
Entertainment One Ltd.	155,601	813,360
Exchange Income Corp. (a)	13,830	317,477
Extendicare, Inc. (a)	57,900	323,707
First Capital Realty, Inc.	37,278	556,147
FirstService Corp.	4,400	322,801
Franco-Nevada Corp.	11,414	712,871
Genworth MI Canada, Inc.	16,805	551,593
Gran Tierra Energy, Inc. *	157,051	480,774
Granite Real Estate Investment Trust	8,404	347,025
Great Canadian Gaming Corp. *	12,627	406,688
Home Capital Group, Inc. *(a)	50,070	496,345
Hudbay Minerals, Inc.	52,356	205,614
Hudson's Bay Co. (a)	111,000	714,171
IAMGOLD Corp. *	124,268	426,671
IGM Financial, Inc.	40,300	989,706
Industrial Alliance Insurance & Financial Services, Inc.	28,724	1,015,470
Innergex Renewable Energy, Inc.	22,500	208,686
Interfor Corp. *	24,595	272,022
Intertape Polymer Group, Inc.	22,285	294,380
Just Energy Group, Inc.	83,614	271,208
Kinder Morgan Canada Ltd. (a)	16,500	198,910
Kinross Gold Corp. *	353,900	919,395
Laurentian Bank of Canada (a)	13,011	410,754
Lucara Diamond Corp.	77,600	128,503
Lundin Mining Corp.	109,725	450,919
Maple Leaf Foods, Inc.	41,663	947,541
Martinrea International, Inc.	62,571	541,368
Medical Facilities Corp.	25,486	271,422
MEG Energy Corp. *	146,262	1,169,918
Morneau Shepell, Inc.	16,212	335,952
Mullen Group Ltd.	72,292	752,327
Nevsun Resources Ltd.	168,919	750,637
New Gold, Inc. *	245,392	195,725
NFI Group, Inc.	9,492	320,209
Norbord, Inc.	11,100	283,054
Northland Power, Inc.	29,546	454,485
Northview Apartment Real Estate Investment Trust	7,000	134,582
Open Text Corp.	28,650	967,151
Pan American Silver Corp.	33,430	492,391
Parex Resources, Inc. *	28,700	417,926
Pason Systems, Inc.	27,396	413,505
Pengrowth Energy Corp. *	1,197,200	827,568
Peyto Exploration & Development Corp. (a)	95,702	780,766
PrairieSky Royalty Ltd. (a)	13,700	208,136
Precision Drilling Corp. *	331,900	801,733
Premium Brands Holdings Corp.	4,200	282,446
Quebecor, Inc., Class B	65,800	1,290,559
Restaurant Brands International, Inc.	13,400	734,102
Richelieu Hardware Ltd.	16,614	318,789
Ritchie Bros. Auctioneers, Inc.	17,155	577,024
Rogers Sugar, Inc.	64,370	259,641
Russel Metals, Inc.	52,917	978,389
Secure Energy Services, Inc.	86,131	561,361
SEMAFO, Inc. *	106,100	232,115
Seven Generations Energy Ltd., Class A *	14,800	158,630
ShawCor Ltd.	48,496	879,703
SmartCentres Real Estate Investment Trust	27,325	624,358
Stantec, Inc.	33,548	873,071
Stella-Jones, Inc.	8,700	278,622
Superior Plus Corp.	105,343	946,643
TFI International, Inc.	41,670	1,386,732
The North West Co., Inc.	26,915	586,775

26
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
The Stars Group, Inc. *	5,300	110,231
TMX Group Ltd.	9,600	603,733
Toromont Industries Ltd.	18,581	874,815
Tourmaline Oil Corp.	45,277	660,351
Transcontinental, Inc., Class A	37,020	609,384
Trican Well Service Ltd. *	111,266	152,136
Trinidad Drilling Ltd. *	328,696	414,475
Turquoise Hill Resources Ltd. *	57,900	97,640
Uni-Select, Inc.	27,820	457,943
Western Forest Products, Inc.	257,295	343,985
Westshore Terminals Investment Corp.	19,056	347,407
Wheaton Precious Metals Corp.	56,760	933,029
Whitecap Resources, Inc.	94,300	461,310
Winpak Ltd.	8,100	281,003
WSP Global, Inc.	23,023	1,149,357
Yamana Gold, Inc.	390,400	886,700
		67,815,391

Denmark 1.3%
Chr. Hansen Holding A/S	6,663	672,577
D/S Norden A/S *	22,122	305,538
Dfds A/S	9,586	410,285
FLSmidth & Co. A/S	19,933	1,045,895
GN Store Nord A/S	20,778	881,375
H. Lundbeck A/S	5,567	259,654
Jyske Bank A/S	14,333	585,230
Matas A/S	28,973	279,750
Nilfisk Holding A/S *	10,316	404,926
NKT A/S *	13,447	252,937
Per Aarsleff Holding A/S	11,159	364,967
Rockwool International A/S, B Shares	3,050	1,042,058
Royal Unibrew A/S	7,607	539,810
Scandinavian Tobacco Group A/S	23,488	356,408
Schouw & Co. A/S	5,279	431,070
SimCorp A/S	4,329	333,312
Sydbank A/S	20,350	470,030
Topdanmark A/S	6,136	291,666
Tryg A/S	32,017	771,800
William Demant Holding A/S *	13,459	442,420
		10,141,708

Finland 1.5%
Amer Sports Oyj *	35,502	1,319,673
Cargotec Oyj, B Shares	19,384	805,640
Caverion Oyj *	66,160	414,079
Cramo Oyj	23,848	454,602
DNA Oyj	6,807	133,397
Finnair Oyj	25,711	193,139
Huhtamaki Oyj	28,198	790,600
Kemira Oyj	53,315	653,902
Konecranes Oyj	17,726	634,785
Metsa Board Oyj	67,281	588,408
Oriola Oyj, B Shares	56,792	173,357
Outokumpu Oyj	171,687	719,659
Outotec Oyj *	52,266	202,155
Raisio Oyj, V Shares	79,502	243,859
Ramirent Oyj	41,793	305,115
Sanoma Oyj	55,178	622,161
Tieto Oyj	33,061	1,064,205
Tikkurila Oyj	24,243	330,141
Uponor Oyj	20,998	227,412
Valmet Oyj	39,873	907,863
Yit Oyj	87,856	500,383
		11,284,535

Security	Number of Shares	Value ($)
France 4.1%
Aeroports de Paris	4,746	992,640
Albioma S.A.	6,173	119,945
ALD S.A.	28,389	422,689
Alten S.A.	7,438	717,359
Altran Technologies S.A.	45,547	451,444
Amundi S.A.	7,492	445,068
BioMerieux	5,528	421,557
Coface S.A.	34,395	343,714
Covivio	8,008	803,531
Criteo S.A. ADR *	6,872	154,757
Dassault Aviation S.A.	248	411,515
Dassault Systemes S.A.	9,522	1,192,007
Derichebourg S.A.	50,319	242,074
Edenred	37,045	1,405,233
Elior Group S.A.	59,243	852,170
Elis S.A.	54,643	1,101,831
Eramet	1,097	100,986
Europcar Mobility Group	28,728	271,840
Fnac Darty S.A. *	5,681	403,884
Gaztransport Et Technigaz S.A.	2,082	153,881
Gecina S.A.	5,877	861,937
Getlink	86,195	1,084,187
ICADE	9,847	835,375
Iliad S.A.	6,758	781,125
Imerys S.A.	13,156	810,976
Ingenico Group S.A.	11,987	848,380
Ipsen S.A.	3,432	475,858
IPSOS	17,220	458,543
JCDecaux S.A.	22,011	722,572
Kaufman & Broad S.A.	3,615	148,263
Korian S.A.	15,351	604,829
LISI	3,311	96,436
Maisons du Monde S.A.	3,691	92,529
Mercialys S.A.	19,661	288,250
Metropole Television S.A.	29,056	562,402
Neopost S.A.	41,776	1,343,820
Nexans S.A.	20,714	597,770
Nexity S.A.	15,643	748,062
Orpea	5,714	703,467
Plastic Omnium S.A.	17,798	494,824
Remy Cointreau S.A.	3,593	426,476
SEB S.A.	5,716	819,596
Societe BIC S.A.	12,500	1,196,664
Societe Industrielle D'Aviations Latecoere S.A. *	23,220	89,521
Sopra Steria Group	3,091	342,352
SPIE S.A.	34,303	537,068
Tarkett S.A.	14,532	319,252
Technicolor S.A. *(a)	555,615	708,326
Television Francaise	68,114	692,798
UbiSoft Entertainment S.A. *	10,503	942,146
Vallourec S.A. *(a)	293,229	1,386,138
Vicat S.A.	8,209	441,156
Vilmorin & Cie S.A.	1,770	105,452
		31,574,675

Germany 3.0%
Aareal Bank AG	17,824	663,075
Axel Springer SE	12,205	810,497
Bauer AG	5,796	96,712
BayWa AG	10,350	301,405
Bechtle AG	8,401	746,071
Bertrandt AG	1,235	102,202
CANCOM SE	6,456	263,235
CECONOMY AG	140,395	717,374

27
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
CTS Eventim AG & Co. KGaA	3,496	131,065
Deutsche Euroshop AG	5,227	162,199
Deutsche Pfandbriefbank AG	74,045	983,205
Deutsche Wohnen SE	26,970	1,233,612
Deutz AG	35,105	261,102
DMG Mori AG	2,615	126,467
Duerr AG	13,866	494,106
ElringKlinger AG	24,532	207,826
Fielmann AG	5,156	319,824
Fraport AG Frankfurt Airport Services Worldwide	9,931	766,927
Gerresheimer AG	9,184	647,248
Gerry Weber International AG *	23,182	76,277
Grammer AG	5,562	200,402
Hapag-Lloyd AG	6,722	248,551
Heidelberger Druckmaschinen AG *	98,637	228,502
Hella GmbH & Co. KGaA	16,121	754,081
HOCHTIEF AG	8,194	1,214,255
Hornbach Holding AG & Co. KGaA	5,227	345,438
Indus Holding AG	4,057	221,509
Jenoptik AG	10,146	307,109
Kloeckner & Co. SE	111,802	940,192
Krones AG	5,211	465,879
LEG Immobilien AG	8,709	951,972
Nordex SE *	32,260	299,708
Norma Group SE	6,989	377,349
Pfeiffer Vacuum Technology AG	1,638	203,673
Puma SE	849	436,572
Rhoen-Klinikum AG	21,208	536,154
SAF-Holland S.A.	20,813	303,337
Scout24 AG	10,785	446,967
Siltronic AG	2,549	233,450
Sixt SE	1,672	169,967
Software AG	12,274	549,503
STADA Arzneimittel AG	7,434	687,373
TAG Immobilien AG	23,925	545,780
Takkt AG	9,045	153,648
Talanx AG *	18,421	658,206
TLG Immobilien AG	10,249	260,216
United Internet AG	17,626	729,379
Wacker Chemie AG	5,418	483,959
Wacker Neuson SE	5,674	126,005
Wirecard AG	3,372	630,756
Zalando SE *	7,021	271,398
		23,091,719

Greece 0.0%
TT Hellenic Postbank S.A. *(b)	24,275	—

Hong Kong 4.5%
AAC Technologies Holdings, Inc.	60,000	457,035
ASM Pacific Technology Ltd.	55,400	480,471
BOC Aviation Ltd.	51,800	371,305
Brightoil Petroleum Holdings Ltd. *(b)	1,150,000	—
Cafe De Coral Holdings Ltd.	158,000	342,426
Cathay Pacific Airways Ltd.	563,000	717,304
China Harmony New Energy Auto Holding Ltd. (a)	339,500	135,179
China Travel International Investment Hong Kong Ltd.	786,000	211,287
Chow Sang Sang Holdings International Ltd.	260,000	421,069
Chow Tai Fook Jewellery Group Ltd.	519,000	455,394
CITIC Telecom International Holdings Ltd.	397,000	124,663
CK Infrastructure Holdings Ltd.	35,000	256,152
Security	Number of Shares	Value ($)
Dah Sing Financial Holdings Ltd.	19,600	105,212
Dairy Farm International Holdings Ltd.	89,800	811,274
Esprit Holdings Ltd. *	3,701,876	842,772
FIH Mobile Ltd. *	4,497,000	419,406
First Pacific Co., Ltd.	2,090,000	935,289
Giordano International Ltd.	808,000	359,058
Global Brands Group Holding Ltd. *(a)	14,926,000	829,182
Great Eagle Holdings Ltd.	76,857	350,983
Hang Lung Group Ltd.	329,000	809,978
Hang Lung Properties Ltd.	533,000	966,154
Henderson Land Development Co., Ltd.	214,907	1,002,343
HK Electric Investments & HK Electric Investments Ltd.	531,000	505,137
Hopewell Holdings Ltd.	91,500	282,717
Hutchison Telecommunications Hong Kong Holdings Ltd.	956,000	352,899
Hysan Development Co., Ltd.	85,000	398,624
Johnson Electric Holdings Ltd.	144,000	322,997
Ju Teng International Holdings Ltd.	1,804,000	456,864
K Wah International Holdings Ltd.	520,000	235,582
Kerry Logistics Network Ltd.	284,000	450,397
Kerry Properties Ltd.	253,500	798,094
Lifestyle International Holdings Ltd.	63,000	108,942
Luk Fook Holdings International Ltd.	202,000	666,531
Man Wah Holdings Ltd.	385,200	177,749
Melco International Development Ltd.	57,000	97,828
Melco Resorts & Entertainment Ltd. ADR	35,484	590,099
MGM China Holdings Ltd.	218,400	309,970
Minth Group Ltd.	109,500	355,780
MMG Ltd. *	536,000	202,015
NWS Holdings Ltd.	464,000	920,955
Pacific Basin Shipping Ltd.	1,662,000	364,163
Pacific Textile Holdings Ltd.	443,000	447,358
Pou Sheng International Holdings Ltd.	1,604,000	304,968
Power Assets Holdings Ltd.	124,143	829,016
Road King Infrastructure Ltd.	80,000	123,833
Sa Sa International Holdings Ltd.	612,518	235,997
Seaspan Corp. (a)	44,121	394,442
Semiconductor Manufacturing International Corp. *(a)	720,400	595,077
Shangri-La Asia Ltd.	268,000	366,086
Shougang Fushan Resources Group Ltd.	1,582,000	320,229
Shui On Land Ltd.	1,372,000	277,285
Shun Tak Holdings Ltd.	392,000	125,437
Sino Land Co., Ltd.	732,000	1,149,974
SITC International Holdings Co., Ltd.	375,000	275,521
SmarTone Telecommunications Holdings Ltd.	303,000	421,180
Stella International Holdings Ltd.	490,000	491,424
Sun Art Retail Group Ltd.	903,500	990,607
Swire Properties Ltd.	188,000	642,457
Television Broadcasts Ltd.	182,700	385,772
Texwinca Holdings Ltd.	756,000	257,497
The Bank of East Asia Ltd.	255,322	827,831
The Hongkong & Shanghai Hotels Ltd.	200,738	277,011
Tingyi (Cayman Islands) Holding Corp.	666,000	986,778
Truly International Holdings Ltd. *(a)	1,862,000	271,854
Uni-President China Holdings Ltd.	440,000	428,049
Vitasoy International Holdings Ltd.	110,000	350,670
VSTECS Holdings Ltd.	362,000	171,834
VTech Holdings Ltd.	70,500	828,264
Wharf Real Estate Investment Co., Ltd.	202,629	1,259,163

28
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Wynn Macau Ltd.	335,200	698,270
Xinyi Glass Holdings Ltd.	432,000	428,929
		34,164,092

Ireland 0.8%
C&C Group plc	128,329	476,754
Glanbia plc	44,944	794,627
ICON plc *	7,770	1,072,882
Irish Continental Group plc	46,068	271,330
James Hardie Industries plc	52,436	700,432
Kingspan Group plc	20,742	902,148
Origin Enterprises plc	64,103	411,678
Paddy Power Betfair plc	8,788	758,474
Total Produce plc	195,479	418,464
UDG Healthcare plc	59,387	478,960
		6,285,749

Israel 0.9%
Azrieli Group Ltd.	6,044	293,484
Elbit Systems Ltd.	4,842	577,969
First International Bank of Israel Ltd.	13,806	297,306
Gazit-Globe Ltd.	37,148	310,593
Israel Discount Bank Ltd., Class A	358,023	1,170,005
Mellanox Technologies Ltd. *	1,738	147,191
Mizrahi Tefahot Bank Ltd.	27,573	464,068
Nice Ltd. *	7,790	826,575
Orbotech Ltd. *	2,239	125,250
Partner Communications Co., Ltd. *	67,442	340,887
Plus500 Ltd.	6,994	120,643
SodaStream International Ltd. *	1,100	157,540
Taro Pharmaceutical Industries Ltd. *	2,968	295,346
The Israel Corp., Ltd.	4,502	1,314,839
Tower Semiconductor Ltd. *	15,232	236,064
		6,677,760

Italy 2.7%
A2A S.p.A.	704,996	1,135,999
ACEA S.p.A.	21,425	281,260
Alitalia S.p.A. *(b)	14,782	—
Amplifon S.p.A.	6,591	116,755
Anima Holding S.p.A.	68,739	287,438
Ansaldo STS S.p.A. *	19,658	282,774
Astaldi S.p.A. *	146,986	93,231
ASTM S.p.A.	20,120	398,651
Autogrill S.p.A.	46,667	458,809
Azimut Holding S.p.A.	34,808	428,577
Banca Carige S.p.A. *(a)	38,970,620	216,021
Banca Generali S.p.A.	12,506	240,796
Banca Mediolanum S.p.A.	68,286	395,649
Banca Popolare Di Sondrio Scarl	276,552	871,823
Banco BPM S.p.A. *	200,448	375,772
Beni Stabili S.p.A	294,379	252,061
Brembo S.p.A.	32,233	356,848
Buzzi Unicem S.p.A.	23,628	453,710
Cerved Group S.p.A.	39,130	312,055
Danieli & C Officine Meccaniche S.p.A.	5,865	109,609
Davide Campari-Milano S.p.A.	71,554	550,697
De'Longhi S.p.A.	16,519	437,163
DiaSorin S.p.A.	3,006	285,128
Enav S.p.A.	81,176	365,892
ERG S.p.A.	28,449	530,690
Esprinet S.p.A. (a)	53,302	234,245
Ferrari N.V.	7,536	882,479
FinecoBank Banca Fineco S.p.A.	20,151	210,611
Hera S.p.A.	367,164	1,013,327
Security	Number of Shares	Value ($)
Interpump Group S.p.A.	11,049	318,764
Iren S.p.A.	260,300	564,008
Italgas S.p.A.	173,577	895,579
MARR S.p.A.	10,101	244,422
Mediaset S.p.A. *	399,128	1,201,010
Moncler S.p.A.	10,895	378,359
OVS S.p.A. *	95,052	167,847
Pirelli & C S.p.A. *	66,098	485,745
Prada S.p.A.	185,200	657,925
Recordati S.p.A.	14,205	480,891
Safilo Group S.p.A. *(a)	63,841	119,311
Salini Impregilo S.p.A.	159,310	351,168
Salvatore Ferragamo S.p.A.	5,575	131,876
Saras S.p.A.	376,254	734,281
Societa Cattolica di Assicurazioni SC	68,263	551,480
Societa Iniziative Autostradali e Servizi S.p.A.	27,732	390,711
Tod's S.p.A.	6,702	409,749
UnipolSai Assicurazioni S.p.A.	348,855	761,637
		20,422,833

Japan 36.7%
ABC-Mart, Inc.	8,900	520,338
Activia Properties, Inc.	66	273,918
Adastria Co., Ltd.	27,480	447,779
ADEKA Corp.	51,100	757,084
Advance Residence Investment Corp.	168	429,202
Advantest Corp.	19,700	363,672
Aeon Delight Co., Ltd.	11,000	367,264
AEON Financial Service Co., Ltd.	32,200	630,211
Aeon Mall Co., Ltd.	38,930	718,983
Aica Kogyo Co., Ltd.	16,300	485,234
Aichi Steel Corp.	12,900	456,021
Aida Engineering Ltd.	18,500	152,230
Ain Holdings, Inc.	6,700	525,466
Aisan Industry Co., Ltd.	37,700	282,275
Alpen Co., Ltd.	16,100	270,551
Alpine Electronics, Inc.	31,600	536,364
Amano Corp.	22,300	474,175
Anritsu Corp.	46,700	707,872
AOKI Holdings, Inc.	28,100	370,107
Aoyama Trading Co., Ltd.	29,100	880,376
Aozora Bank Ltd.	30,900	1,066,247
Arata Corp.	12,600	572,191
Arcland Sakamoto Co., Ltd.	21,600	282,852
Arcs Co., Ltd.	49,800	1,203,380
Asahi Diamond Industrial Co., Ltd.	28,100	177,718
Asahi Holdings, Inc.	22,800	488,239
ASKUL Corp.	9,200	254,161
Autobacs Seven Co., Ltd.	51,000	820,802
Avex, Inc.	29,400	395,603
Axial Retailing, Inc.	9,900	324,373
Azbil Corp.	47,000	875,489
Belc Co., Ltd.	5,100	260,437
Benesse Holdings, Inc.	36,700	1,023,512
Bic Camera, Inc.	68,200	900,397
BML, Inc.	10,500	289,352
Bunka Shutter Co., Ltd.	36,000	252,251
Calbee, Inc.	20,300	673,497
Canon Electronics, Inc.	13,300	243,059
Canon Marketing Japan, Inc.	35,600	673,660
Capcom Co., Ltd.	22,600	471,096
Cawachi Ltd.	18,800	348,916
Central Glass Co., Ltd.	36,200	782,640
Chiyoda Co., Ltd.	22,200	427,964
Chiyoda Corp.	96,000	477,691
Chudenko Corp.	11,700	246,373

29
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Chugoku Marine Paints Ltd.	35,400	284,342
Citizen Watch Co., Ltd.	173,300	997,508
CKD Corp.	19,000	218,616
Cocokara fine, Inc.	14,100	776,120
Cosmos Pharmaceutical Corp.	2,300	470,113
Create SD Holdings Co., Ltd.	10,900	276,120
CyberAgent, Inc.	16,400	697,872
Daido Metal Co., Ltd.	14,300	109,398
Daifuku Co., Ltd.	11,800	506,765
Daihen Corp.	9,400	220,337
Daiho Corp.	5,400	148,644
Daiichi Jitsugyo Co., Ltd.	4,500	148,774
Daiichikosho Co., Ltd.	13,700	632,334
Daikyo, Inc.	22,000	577,422
Daikyonishikawa Corp.	23,700	226,389
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	9,300	274,822
Daio Paper Corp.	48,700	631,389
Daiseki Co., Ltd.	10,500	248,160
Daishi Hokuetsu Financial Group, Inc.	8,500	305,845
Daiwa House REIT Investment Corp.	55	120,528
Daiwabo Holdings Co., Ltd.	16,900	997,078
DCM Holdings Co., Ltd.	99,900	971,428
Dena Co., Ltd.	58,386	971,182
Descente Ltd.	17,700	463,457
Dexerials Corp.	24,400	209,455
Disco Corp.	3,900	619,943
DMG Mori Co., Ltd.	29,300	422,745
Doshisha Co., Ltd.	16,000	329,458
Doutor Nichires Holdings Co., Ltd.	17,800	316,323
DTS Corp.	8,500	295,315
Duskin Co., Ltd.	28,000	636,869
DyDo Group Holdings, Inc.	7,200	365,476
Eagle Industry Co., Ltd.	17,600	205,072
Earth Corp.	6,000	272,935
Eizo Corp.	7,450	303,227
Enplas Corp.	4,600	124,962
Exedy Corp.	24,600	605,916
Ezaki Glico Co., Ltd.	20,100	1,001,989
F.C.C. Co., Ltd.	20,600	510,179
FamilyMart UNY Holdings Co., Ltd.	10,900	1,263,418
Fancl Corp.	8,400	371,463
Foster Electric Co., Ltd.	31,700	463,232
FP Corp.	6,700	343,358
Frontier Real Estate Investment Corp.	68	260,622
Fuji Co., Ltd.	18,700	351,154
Fuji Corp.	24,438	340,614
Fuji Oil Co., Ltd.	101,800	389,745
Fuji Oil Holdings, Inc.	21,700	625,883
Fuji Seal International, Inc.	12,600	382,213
Fuji Soft, Inc.	11,400	522,318
Fujicco Co., Ltd.	5,700	130,822
Fujimori Kogyo Co., Ltd.	10,200	296,737
Fujitec Co., Ltd.	40,100	436,897
Fujitsu General Ltd.	28,900	432,920
Fukuda Corp.	4,000	164,660
Fukuoka Financial Group, Inc.	43,800	1,076,198
Fukuyama Transporting Co., Ltd.	15,300	592,868
Funai Electric Co., Ltd. *(a)	46,000	224,093
Furukawa Co., Ltd.	20,000	247,282
Futaba Corp.	13,900	217,301
Futaba Industrial Co., Ltd.	63,000	344,230
Fuyo General Lease Co., Ltd.	4,300	238,874
G-Tekt Corp.	21,300	300,615
Geo Holdings Corp.	46,300	705,341
Glory Ltd.	29,900	696,262
GLP J-REIT	278	275,094
Godo Steel Ltd.	12,700	243,752
Security	Number of Shares	Value ($)
Gree, Inc.	98,800	413,474
GS Yuasa Corp.	42,400	870,353
GungHo Online Entertainment, Inc. (a)	299,200	540,913
Gunze Ltd.	9,400	416,873
H.I.S. Co., Ltd.	17,300	526,896
Hamakyorex Co., Ltd.	8,200	264,769
Hamamatsu Photonics K.K.	22,100	738,794
Hazama Ando Corp.	81,700	564,168
Heiwa Corp.	29,700	679,240
Heiwado Co., Ltd.	33,800	866,375
Hikari Tsushin, Inc.	4,800	838,341
Hirose Electric Co., Ltd.	8,339	794,772
Hisamitsu Pharmaceutical Co., Inc.	13,400	755,055
Hitachi Capital Corp.	13,800	338,364
Hitachi Chemical Co., Ltd.	57,700	909,469
Hitachi High-Technologies Corp.	29,300	1,099,612
Hitachi Transport System Ltd.	27,800	713,867
Hitachi Zosen Corp.	163,200	620,227
Hogy Medical Co., Ltd.	6,400	189,057
Hokkaido Electric Power Co., Inc.	140,300	818,832
Hokuetsu Corp.	112,000	534,997
Hokuhoku Financial Group, Inc.	53,200	659,076
Horiba Ltd.	10,100	472,680
Hoshizaki Corp.	9,800	791,061
Hosiden Corp.	47,000	432,091
House Foods Group, Inc.	22,200	638,505
Hulic Co., Ltd.	43,100	394,392
IDOM, Inc.	48,000	161,594
Iino Kaiun Kaisha Ltd.	29,700	130,336
Inaba Denki Sangyo Co., Ltd.	18,700	752,917
Inabata & Co., Ltd.	61,700	824,413
Internet Initiative Japan, Inc.	15,600	301,925
Iseki & Co., Ltd.	14,700	252,621
Ishihara Sangyo Kaisha Ltd. *	20,800	248,311
Ito En Ltd.	22,800	970,515
Itochu Enex Co., Ltd.	72,300	680,758
Itochu Techno-Solutions Corp.	33,300	631,502
Itoham Yonekyu Holdings, Inc.	73,000	459,713
Itoki Corp.	26,900	139,752
Iwatani Corp.	34,200	1,208,084
Izumi Co., Ltd.	13,200	716,684
J-Oil Mills, Inc.	10,400	358,466
Jaccs Co., Ltd.	7,200	134,985
Jafco Co., Ltd.	7,300	281,271
Japan Airport Terminal Co., Ltd.	11,500	442,955
Japan Aviation Electronics Industry Ltd.	35,500	470,089
Japan Excellent, Inc.	238	308,586
Japan Exchange Group, Inc.	54,600	977,925
Japan Hotel REIT Investment Corp.	182	129,475
Japan Petroleum Exploration Co., Ltd.	30,100	629,183
Japan Post Insurance Co., Ltd.	26,700	635,908
Japan Prime Realty Investment Corp.	122	435,315
Japan Pulp & Paper Co., Ltd.	8,000	294,057
Japan Real Estate Investment Corp.	183	944,434
Japan Retail Fund Investment Corp.	547	1,010,305
Joshin Denki Co., Ltd.	10,100	258,099
Joyful Honda Co., Ltd.	41,200	593,537
JVC Kenwood Corp.	184,900	457,158
Kadokawa Dwango *	41,100	410,333
Kaga Electronics Co., Ltd.	18,600	416,561
Kagome Co., Ltd.	22,100	588,377
Kakaku.com, Inc.	16,000	289,793
Kaken Pharmaceutical Co., Ltd.	11,400	571,607
Kameda Seika Co. Ltd	2,600	123,111
Kamei Corp.	31,200	359,501
Kanamoto Co., Ltd.	13,300	444,429
Kandenko Co., Ltd.	65,000	662,096

30
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Kanematsu Corp.	84,900	1,090,110
Kansai Paint Co., Ltd.	49,900	737,337
Kasai Kogyo Co., Ltd.	28,400	261,838
Kato Sangyo Co., Ltd.	28,100	865,890
Keihan Holdings Co., Ltd.	31,100	1,180,126
Keihin Corp.	42,000	826,977
Keikyu Corp.	57,600	852,474
Keisei Electric Railway Co., Ltd.	27,100	835,169
Keiyo Co., Ltd.	25,500	126,201
Kenedix Office Investment Corp.	70	433,786
KH Neochem Co., Ltd.	8,800	249,927
Kintetsu World Express, Inc.	23,700	368,734
Kissei Pharmaceutical Co., Ltd.	11,800	339,059
Kitz Corp.	54,200	431,879
Kobayashi Pharmaceutical Co., Ltd.	9,900	645,698
Kohnan Shoji Co., Ltd.	24,900	622,971
Kokuyo Co., Ltd.	45,300	715,135
Komeri Co., Ltd.	25,100	650,457
Komori Corp.	26,400	285,697
Konami Holdings Corp.	23,900	911,790
Konishi Co., Ltd.	19,000	266,230
Konoike Transport Co., Ltd.	24,000	362,936
Kose Corp.	3,200	478,230
Kumagai Gumi Co., Ltd.	16,600	433,565
Kurabo Industries Ltd.	15,200	366,916
Kureha Corp.	8,000	514,118
Kurita Water Industries Ltd.	41,500	1,022,150
KYB Corp. (a)	18,000	431,759
Kyoei Steel Ltd.	18,700	338,747
Kyokuto Kaihatsu Kogyo Co., Ltd.	17,700	252,684
Kyokuyo Co., Ltd.	8,200	225,168
KYORIN Holdings, Inc.	25,400	554,723
Kyoritsu Maintenance Co., Ltd.	6,400	284,331
Kyowa Exeo Corp.	43,400	1,169,874
Kyudenko Corp.	11,100	403,857
Kyushu Financial Group, Inc.	83,800	369,811
Lawson, Inc.	20,300	1,288,593
Life Corp.	15,300	378,576
Lintec Corp.	27,200	643,740
Lion Corp.	51,000	958,844
M3, Inc.	6,800	110,208
Mabuchi Motor Co., Ltd.	15,000	533,570
Macnica Fuji Electronics Holdings, Inc.	25,400	367,202
Maeda Corp.	46,000	519,784
Maeda Road Construction Co., Ltd.	39,000	710,343
Makino Milling Machine Co., Ltd.	9,800	372,969
Mandom Corp.	10,700	296,932
Marudai Food Co., Ltd.	27,200	442,937
Maruha Nichiro Corp.	19,000	687,838
Marui Group Co., Ltd.	56,400	1,214,392
Maruichi Steel Tube Ltd.	22,700	654,081
Max Co., Ltd.	11,000	148,092
Maxell Holdings Ltd.	29,300	373,360
McDonald's Holdings Co., Ltd.	13,533	595,618
Mebuki Financial Group, Inc.	169,000	514,666
Megmilk Snow Brand Co., Ltd.	35,400	828,094
Meidensha Corp.	24,600	348,505
Meitec Corp.	7,300	305,816
Miraca Holdings, Inc.	36,600	890,991
Mirait Holdings Corp.	48,500	783,119
Misawa Homes Co., Ltd.	37,300	280,280
MISUMI Group, Inc.	40,400	809,648
Mitsuba Corp.	45,700	359,842
Mitsubishi Logistics Corp.	30,300	694,641
Mitsubishi Pencil Co., Ltd.	8,000	139,444
Mitsubishi Shokuhin Co., Ltd.	28,700	739,651
Mitsubishi UFJ Lease & Finance Co., Ltd.	97,300	500,045
Security	Number of Shares	Value ($)
Mitsuboshi Belting Ltd.	5,500	135,117
Mitsui E&S Holdings Co., Ltd. *	74,000	1,242,618
Mitsui Sugar Co., Ltd.	4,000	107,599
Mitsui-Soko Holdings Co., Ltd. *	20,200	311,878
Miura Co., Ltd.	15,900	388,308
Mixi, Inc.	25,400	554,988
Mizuno Corp.	16,300	381,389
Mochida Pharmaceutical Co., Ltd.	6,400	505,979
Morinaga & Co., Ltd.	9,600	385,179
Morinaga Milk Industry Co., Ltd.	32,400	863,642
Morita Holdings Corp.	7,000	133,284
MOS Food Services, Inc. (a)	9,500	251,577
Musashi Seimitsu Industry Co., Ltd.	25,000	364,848
Nabtesco Corp.	33,900	744,134
Nachi-Fujikoshi Corp.	9,800	399,133
Namura Shipbuilding Co., Ltd.	79,200	351,960
Nankai Electric Railway Co., Ltd.	34,000	832,659
NEC Networks & System Integration Corp.	18,600	405,406
NET One Systems Co., Ltd.	35,700	747,425
Nexon Co., Ltd. *	50,022	570,613
Nichi-iko Pharmaceutical Co., Ltd.	22,700	309,224
Nichias Corp.	20,500	446,699
Nichicon Corp.	31,900	265,386
Nichiha Corp.	11,000	242,925
NichiiGakkan Co., Ltd.	27,700	258,009
Nifco, Inc.	24,100	549,227
Nihon Kohden Corp.	27,600	826,295
Nihon Parkerizing Co., Ltd.	29,500	356,263
Nihon Unisys Ltd.	25,400	556,622
Nikkiso Co., Ltd.	32,700	379,681
Nikkon Holdings Co., Ltd.	27,500	664,524
Nippo Corp.	33,000	541,042
Nippon Accommodations Fund, Inc.	66	302,530
Nippon Building Fund, Inc.	205	1,171,500
Nippon Densetsu Kogyo Co., Ltd.	19,500	394,294
Nippon Flour Mills Co., Ltd.	43,900	727,089
Nippon Gas Co., Ltd.	9,200	278,291
Nippon Kayaku Co., Ltd.	78,000	928,292
Nippon Koei Co., Ltd.	5,000	112,549
Nippon Light Metal Holdings Co., Ltd.	414,700	874,434
Nippon Paint Holdings Co., Ltd.	18,600	581,005
Nippon Prologis REIT, Inc.	177	356,285
Nippon Seiki Co., Ltd.	36,000	633,524
Nippon Sheet Glass Co., Ltd.	112,100	948,405
Nippon Shinyaku Co., Ltd.	5,400	310,237
Nippon Signal Co., Ltd.	36,700	336,030
Nippon Soda Co., Ltd.	17,000	441,784
Nippon Steel & Sumikin Bussan Corp.	20,900	910,345
Nippon Suisan Kaisha Ltd.	171,300	1,094,209
Nipro Corp.	62,100	790,795
Nishi-Nippon Financial Holdings, Inc.	29,100	276,539
Nishi-Nippon Railroad Co., Ltd.	35,400	875,841
Nishimatsu Construction Co., Ltd.	29,700	692,319
Nishimatsuya Chain Co., Ltd.	15,800	140,638
Nishio Rent All Co., Ltd.	11,200	360,883
Nissan Chemical Corp.	24,000	1,131,630
Nissan Shatai Co., Ltd.	99,500	801,459
Nissha Co., Ltd. (a)	12,000	195,285
Nisshin Steel Co., Ltd.	57,600	751,830
Nisshinbo Holdings, Inc.	96,300	1,060,131
Nissin Corp.	6,800	130,688
Nissin Kogyo Co., Ltd.	30,900	449,569
Nittetsu Mining Co., Ltd.	6,300	267,770
Nitto Boseki Co., Ltd.	7,100	140,285
Nitto Kogyo Corp.	22,100	384,900
NOF Corp.	24,200	685,308
Nojima Corp.	13,500	318,853

31
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Nomura Co., Ltd.	12,600	286,157
Nomura Real Estate Master Fund, Inc.	343	444,280
Nomura Research Institute Ltd.	26,260	1,164,199
Noritake Co., Ltd.	3,300	164,765
Noritz Corp.	30,000	435,625
North Pacific Bank Ltd.	285,300	855,533
NS Solutions Corp.	11,700	349,154
NSD Co., Ltd.	6,800	143,968
NTT Urban Development Corp.	31,900	474,089
Obic Co., Ltd.	6,400	582,656
Ohsho Food Service Corp.	5,200	358,518
Oiles Corp.	13,780	253,034
Okabe Co., Ltd.	14,400	128,016
Okamoto Industries, Inc.	2,600	117,173
Okamura Corp.	34,800	474,364
Okasan Securities Group, Inc.	78,000	373,447
Oki Electric Industry Co., Ltd.	82,900	1,134,687
OKUMA Corp.	11,300	564,215
Okumura Corp.	14,600	460,779
Onward Holdings Co., Ltd.	108,000	651,092
Open House Co., Ltd.	2,400	94,862
Oracle Corp., Japan	5,900	399,365
Orient Corp.	115,500	180,672
Orix JREIT, Inc.	159	243,239
Osaka Soda Co., Ltd.	5,600	131,688
OSG Corp.	25,200	519,979
Otsuka Corp.	31,700	1,051,453
Pacific Industrial Co., Ltd.	24,600	359,411
PALTAC Corp.	20,000	1,018,990
Paramount Bed Holdings Co., Ltd.	7,900	332,392
Park24 Co., Ltd.	27,700	728,736
Penta-Ocean Construction Co., Ltd.	101,100	604,847
Persol Holdings Co., Ltd.	40,000	758,865
Pigeon Corp.	11,300	477,902
Pilot Corp.	5,700	314,858
Piolax, Inc.	10,100	220,069
Pioneer Corp. *	589,900	528,204
Plenus Co., Ltd. (a)	22,500	360,092
Pola Orbis Holdings, Inc.	11,700	312,554
Press Kogyo Co., Ltd.	98,100	448,507
Prima Meat Packers Ltd.	17,000	321,073
Raito Kogyo Co., Ltd.	25,600	345,795
Rakuten, Inc.	152,460	1,031,237
Relia, Inc.	24,500	270,571
Relo Group, Inc.	12,300	289,867
Resorttrust, Inc.	18,700	287,989
Riken Corp.	6,000	287,155
Rinnai Corp.	12,700	922,583
Riso Kagaku Corp.	14,700	310,037
Rohto Pharmaceutical Co., Ltd.	23,900	756,973
Round One Corp.	26,100	309,567
Royal Holdings Co., Ltd.	11,900	294,438
Ryobi Ltd.	18,700	542,792
Ryosan Co., Ltd.	23,500	676,157
Ryoyo Electro Corp.	21,400	306,886
S Foods, Inc.	4,300	173,235
Saint Marc Holdings Co., Ltd.	10,600	251,746
Saizeriya Co., Ltd.	15,700	297,957
Sakai Chemical Industry Co., Ltd.	12,500	288,012
Sakata INX Corp.	24,400	241,585
Sakata Seed Corp.	3,400	107,559
San-A Co., Ltd.	9,200	388,130
Sanden Holdings Corp. *	28,200	308,135
Sangetsu Corp.	32,500	625,082
Sanken Electric Co., Ltd.	13,000	286,793
Sanki Engineering Co., Ltd.	29,800	292,056
Sankyo Co., Ltd.	20,500	782,705
Sankyo Tateyama, Inc.	39,100	439,945
Security	Number of Shares	Value ($)
Sankyu, Inc.	23,900	1,126,517
Sanrio Co., Ltd.	24,600	494,919
Santen Pharmaceutical Co., Ltd.	78,100	1,156,803
Sanwa Holdings Corp.	73,200	858,982
Sanyo Chemical Industries Ltd.	7,850	359,706
Sanyo Denki Co., Ltd.	2,000	81,792
Sanyo Shokai Ltd.	17,400	293,374
Sanyo Special Steel Co., Ltd. (a)	21,000	482,881
Sapporo Holdings Ltd.	41,300	766,138
Sato Holdings Corp.	10,700	316,193
Sawai Pharmaceutical Co., Ltd.	13,800	699,550
SBI Holdings, Inc.	40,400	1,054,966
SCREEN Holdings Co., Ltd.	7,700	418,592
SCSK Corp.	10,976	465,114
Seiko Holdings Corp.	17,900	429,444
Seiren Co., Ltd.	18,900	268,893
Sekisui Jushi Corp.	6,700	121,588
Senko Group Holdings Co., Ltd.	80,800	627,951
Senshu Ikeda Holdings, Inc.	84,300	259,056
Senshukai Co., Ltd. *	29,600	76,171
Seria Co., Ltd.	6,268	210,285
Seven Bank Ltd.	163,100	509,729
SG Holdings Co., Ltd.	15,600	392,720
Sharp Corp.	11,700	179,598
Shikoku Electric Power Co., Inc.	100,200	1,257,660
Shima Seiki Manufacturing Ltd.	2,500	67,410
Shimachu Co., Ltd.	29,800	781,169
Shindengen Electric Manufacturing Co., Ltd.	4,000	173,965
Shinko Electric Industries Co., Ltd.	54,700	380,831
Shinko Plantech Co., Ltd.	30,100	280,473
Shinmaywa Industries Ltd.	65,000	800,237
Shinsei Bank Ltd.	36,000	548,388
Ship Healthcare Holdings, Inc.	20,100	726,732
Shizuoka Gas Co., Ltd.	63,700	551,031
SHO-BOND Holdings Co., Ltd.	3,900	277,485
Shochiku Co., Ltd.	1,000	97,480
Showa Corp.	39,900	549,079
Showa Sangyo Co., Ltd.	20,300	508,412
Siix Corp.	19,900	270,186
Sintokogio Ltd.	29,100	250,708
SKY Perfect JSAT Holdings, Inc.	121,900	541,288
Sohgo Security Services Co., Ltd.	19,800	881,914
Sony Financial Holdings, Inc.	46,799	1,079,627
Sotetsu Holdings, Inc.	23,900	730,871
Square Enix Holdings Co., Ltd.	15,200	544,790
Star Micronics Co., Ltd.	7,700	109,382
Starts Corp., Inc.	12,500	259,565
Starzen Co., Ltd.	9,400	381,619
Sugi Holdings Co., Ltd.	17,200	787,514
Sumco Corp.	42,400	572,274
Sumitomo Bakelite Co., Ltd.	15,400	556,052
Sumitomo Dainippon Pharma Co., Ltd.	51,200	1,069,758
Sumitomo Mitsui Construction Co., Ltd.	79,380	497,982
Sumitomo Osaka Cement Co., Ltd.	24,200	899,101
Sumitomo Riko Co., Ltd.	44,400	366,810
Sumitomo Seika Chemicals Co., Ltd.	2,800	139,751
Sundrug Co., Ltd.	25,300	919,373
Suruga Bank Ltd. (a)	58,200	274,397
Sushiro Global Holdings Ltd.	3,800	200,158
Sysmex Corp.	14,400	1,010,009
T-Gaia Corp.	21,100	477,715
Tachi-S Co., Ltd.	34,100	480,623
Tachibana Eletech Co., Ltd.	9,900	150,291
Tadano Ltd.	53,700	575,266
Taihei Dengyo Kaisha Ltd.	10,500	247,407
Taikisha Ltd.	15,400	434,567

32
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Taisho Pharmaceutical Holdings Co., Ltd.	12,700	1,354,156
Taiyo Nippon Sanso Corp.	47,000	755,397
Taiyo Yuden Co., Ltd.	48,400	974,644
Takamatsu Construction Group Co., Ltd.	5,100	130,400
Takara Holdings, Inc.	56,500	792,617
Takara Standard Co., Ltd.	30,600	472,483
Takasago International Corp.	10,500	334,734
Takasago Thermal Engineering Co., Ltd.	28,800	492,123
Takeuchi Manufacturing Co., Ltd.	5,800	119,956
Takuma Co., Ltd.	25,600	326,307
Tamron Co., Ltd.	12,800	228,417
TechnoPro Holdings, Inc.	2,200	114,613
The 77 Bank Ltd.	13,500	278,850
The Awa Bank Ltd.	8,800	239,479
The Bank of Kyoto Ltd.	9,200	413,099
The Chugoku Bank Ltd.	48,500	435,525
The Gunma Bank Ltd.	117,300	531,059
The Hachijuni Bank Ltd.	126,800	535,585
The Hiroshima Bank Ltd.	92,500	570,549
The Hokkoku Bank Ltd.	8,000	293,550
The Hyakugo Bank Ltd.	60,000	220,450
The Hyakujushi Bank Ltd.	8,200	209,580
The Iyo Bank Ltd.	75,000	444,838
The Japan Steel Works Ltd.	23,500	496,610
The Japan Wool Textile Co., Ltd.	37,800	298,449
The Juroku Bank Ltd.	12,300	277,752
The Keiyo Bank Ltd.	41,000	298,978
The Kiyo Bank Ltd.	29,500	437,179
The Musashino Bank Ltd.	10,000	269,862
The Nanto Bank Ltd.	6,200	141,784
The Nippon Road Co., Ltd.	6,600	364,796
The Nisshin Oillio Group Ltd.	24,900	747,200
The Ogaki Kyoritsu Bank Ltd.	12,300	272,957
The Okinawa Electric Power Co., Inc.	30,131	561,371
The San-in Godo Bank Ltd.	38,900	295,148
The Shiga Bank Ltd.	12,400	287,623
The Shizuoka Bank Ltd.	117,000	1,023,634
The Sumitomo Warehouse Co., Ltd.	34,000	398,622
THK Co., Ltd.	32,100	708,939
Toa Corp.	13,600	227,687
Toagosei Co., Ltd.	72,600	745,475
Toda Corp.	83,000	558,522
Toei Co., Ltd.	2,700	294,804
Toho Co., Ltd.	29,000	946,136
Toho Zinc Co., Ltd.	8,600	274,869
Tokai Carbon Co., Ltd. (a)	34,000	532,333
TOKAI Holdings Corp.	49,000	409,410
Tokai Rika Co., Ltd.	50,600	922,645
Tokai Tokyo Financial Holdings, Inc.	69,800	360,329
Token Corp.	4,450	288,263
Tokuyama Corp.	24,800	554,571
Tokyo Broadcasting System Holdings, Inc.	16,500	305,524
Tokyo Century Corp.	8,900	477,694
Tokyo Dome Corp.	39,300	345,920
Tokyo Ohka Kogyo Co., Ltd.	13,700	366,924
Tokyo Seimitsu Co., Ltd.	11,600	278,946
Tokyo Steel Manufacturing Co., Ltd.	56,200	443,114
Tokyo Tatemono Co., Ltd.	59,100	635,629
Tokyu Construction Co., Ltd.	31,200	282,226
Tomy Co., Ltd.	34,300	399,005
Topcon Corp.	22,500	326,921
Toppan Forms Co., Ltd.	43,400	394,520
Topre Corp.	16,300	339,199
Topy Industries Ltd.	17,200	463,553
Security	Number of Shares	Value ($)
Toshiba Machine Co., Ltd.	14,800	280,273
Toshiba Plant Systems & Services Corp.	15,800	322,958
Toshiba TEC Corp.	16,200	483,254
Totetsu Kogyo Co., Ltd.	11,100	273,963
Toyo Construction Co., Ltd.	28,200	115,483
Toyo Ink SC Holdings Co., Ltd.	27,400	635,823
Toyo Tire & Rubber Co., Ltd.	66,300	1,105,985
Toyobo Co., Ltd.	60,300	857,070
Toyota Boshoku Corp.	55,200	920,612
TPR Co., Ltd.	16,200	394,573
Trancom Co., Ltd.	3,900	223,307
Transcosmos, Inc.	18,900	428,720
Trend Micro, Inc.	17,700	1,018,914
Trusco Nakayama Corp.	21,800	550,053
TSI Holdings Co., Ltd.	78,900	537,984
Tsubaki Nakashima Co., Ltd.	6,200	114,023
Tsubakimoto Chain Co.	16,400	629,701
Tsukishima Kikai Co., Ltd.	9,100	107,432
Tsumura & Co.	20,900	650,053
TV Asahi Holdings Corp.	14,500	270,699
UACJ Corp.	24,330	530,352
UKC Holdings Corp.	30,700	598,403
Ulvac, Inc.	8,600	280,079
Unipres Corp.	44,000	787,072
United Arrows Ltd.	12,800	481,309
United Super Markets Holdings, Inc.	65,500	717,903
United Urban Investment Corp.	402	611,144
Ushio, Inc.	56,700	684,114
USS Co., Ltd.	40,900	737,502
Valor Holdings Co., Ltd.	40,500	869,236
VT Holdings Co., Ltd.	63,500	264,954
Wacoal Holdings Corp.	29,800	821,612
Wacom Co., Ltd.	62,700	291,606
Wakita & Co., Ltd.	26,600	286,682
Warabeya Nichiyo Holdings Co., Ltd.	18,300	297,488
Welcia Holdings Co., Ltd.	12,700	647,911
Xebio Holdings Co., Ltd.	30,600	424,123
Yahoo Japan Corp.	303,800	947,794
Yamabiko Corp.	21,600	232,086
Yamaguchi Financial Group, Inc.	63,000	663,338
Yamato Kogyo Co., Ltd.	19,500	513,899
Yamazen Corp.	50,600	553,813
Yaoko Co., Ltd.	8,400	459,419
Yellow Hat Ltd.	11,900	292,603
Yodogawa Steel Works Ltd.	20,800	451,506
Yokogawa Bridge Holdings Corp.	6,500	105,448
Yokohama Reito Co., Ltd.	36,900	292,658
Yorozu Corp.	24,700	348,236
Yoshinoya Holdings Co., Ltd.	34,000	558,845
Yuasa Trading Co., Ltd.	16,000	524,872
Yurtec Corp.	36,000	271,228
Zensho Holdings Co., Ltd.	29,300	568,270
Zeon Corp.	78,000	753,311
ZERIA Pharmaceutical Co., Ltd.	5,800	108,526
Zojirushi Corp.	8,900	97,212
ZOZO, Inc.	4,400	105,574
		280,253,113

Luxembourg 0.6%
Adecoagro S.A. *	21,941	175,528
APERAM S.A.	25,462	869,472
Espirito Santo Financial Group S.A. *(b)	69,773	—
Eurofins Scientific SE	629	316,980
IWG plc	231,103	679,411
L'Occitane International S.A.	181,750	340,696

33
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Nexa Resources S.A. *	9,700	108,155
Samsonite International S.A. *	265,000	764,255
Ternium S.A. ADR	35,128	1,118,475
		4,372,972

Netherlands 1.9%
Aalberts Industries N.V.	26,904	986,249
Accell Group N.V.	13,604	236,387
Arcadis N.V.	46,017	620,362
ASM International N.V.	10,035	430,787
BE Semiconductor Industries N.V.	10,556	225,666
Brunel International N.V.	18,814	232,689
Constellium N.V., Class A *	11,248	101,907
Corbion N.V.	25,372	770,406
Core Laboratories N.V.	5,674	483,652
Eurocommercial Properties N.V. CVA	11,434	422,737
Euronext N.V.	8,780	540,255
ForFarmers N.V.	32,318	363,967
Fugro N.V. CVA *(a)	78,943	1,014,265
GrandVision N.V.	11,408	287,682
InterXion Holding N.V. *	5,083	299,236
Koninklijke BAM Groep N.V	194,087	666,766
Koninklijke Volkerwessels N.V.	8,756	155,704
Koninklijke Vopak N.V.	20,652	933,947
Nostrum Oil & Gas plc *	77,606	204,344
NSI N.V.	6,576	259,574
OCI N.V. *	16,225	460,999
PostNL N.V.	225,216	665,383
SBM Offshore N.V.	57,687	993,970
Sligro Food Group N.V.	20,648	915,194
TKH Group N.V.	11,017	556,488
TomTom N.V. *	29,311	244,795
Wereldhave N.V. (a)	9,616	329,927
Yandex N.V., Class A *	25,495	768,164
		14,171,502

New Zealand 1.2%
Air New Zealand Ltd.	364,036	665,585
Auckland International Airport Ltd.	110,754	506,486
Chorus Ltd.	262,230	813,681
EBOS Group Ltd.	37,646	513,130
Fisher & Paykel Healthcare Corp., Ltd.	53,233	473,526
Fonterra Co-operative Group Ltd. (a)	109,462	348,294
Genesis Energy Ltd.	274,976	419,879
Infratil Ltd.	358,213	800,789
Kiwi Property Group Ltd.	339,499	291,398
Mainfreight Ltd.	26,884	499,018
Mercury NZ Ltd.	241,435	536,755
Meridian Energy Ltd.	396,669	813,723
SKY Network Television Ltd.	544,236	798,034
SKYCITY Entertainment Group Ltd.	262,882	658,359
Trade Me Group Ltd.	83,261	263,955
Vector Ltd.	63,567	141,333
Z Energy Ltd.	151,317	603,498
		9,147,443

Norway 1.8%
Aker A.S.A., A Shares	8,055	611,921
Aker Solutions A.S.A. *	100,179	659,162
Atea A.S.A. *	48,602	640,612
Austevoll Seafood A.S.A.	42,460	682,378
Bakkafrost P/F	7,361	413,540
Borregaard A.S.A.	39,060	351,772
BW LPG Ltd. *	88,785	418,904
Entra A.S.A.	9,391	127,073
Security	Number of Shares	Value ($)
Europris A.S.A. *	56,283	149,778
Fred Olsen Energy A.S.A. *(a)	420,468	102,276
Gjensidige Forsikring A.S.A.	64,620	999,873
Kongsberg Automotive A.S.A. *	272,431	255,285
Kongsberg Gruppen A.S.A.	25,007	410,599
Leroy Seafood Group A.S.A.	71,993	663,662
Petroleum Geo-Services A.S.A. *	385,615	1,198,520
REC Silicon A.S.A. *(a)	3,375,247	240,875
Salmar A.S.A.	9,802	517,406
Schibsted A.S.A., B Shares	16,756	530,223
Schibsted A.S.A., Class A	14,264	493,678
Sparebank 1 Nord Norge	49,306	393,954
SpareBank 1 SMN	43,204	440,305
SpareBank 1 SR Bank A.S.A.	36,014	400,358
Storebrand A.S.A.	79,075	657,181
TGS Nopec Geophysical Co., A.S.A.	40,435	1,350,718
Tomra Systems A.S.A.	20,850	516,490
Veidekke A.S.A.	53,125	554,324
XXL A.S.A.	35,945	184,953
		13,965,820

Portugal 0.4%
Banco Comercial Portugues S.A., Class R *	1,534,503	412,760
Banco Espirito Santo S.A. *(b)	320,558	—
CTT-Correios de Portugal S.A.	134,515	516,495
Mota-Engil SGPS, S.A. *	79,363	157,171
NOS SGPS, S.A.	83,411	467,845
Redes Energeticas Nacionais SGPS, S.A.	151,937	404,544
Semapa-Sociedade de Investimento e Gestao	15,135	289,368
Sonae SGPS, S.A.	594,131	593,630
The Navigator Co., S.A.	120,783	601,147
		3,442,960

Singapore 1.8%
Accordia Golf Trust	356,200	127,292
Ascendas Real Estate Investment Trust	386,500	703,774
Asian Pay Television Trust	895,100	203,776
CapitaLand Commercial Trust	230,002	287,399
CapitaLand Mall Trust	419,800	639,402
China Aviation Oil Singapore Corp., Ltd. (a)	912,400	909,267
City Developments Ltd.	139,300	796,086
Fortune Real Estate Investment Trust	201,300	222,374
Genting Singapore Ltd.	1,250,200	795,584
Kulicke & Soffa Industries, Inc.	19,689	400,277
M1 Ltd.	255,200	388,719
Mapletree Commercial Trust	106,700	124,069
Mapletree Industrial Trust	213,200	284,537
Mapletree Logistics Trust	317,160	277,172
Mapletree North Asia Commercial Trust	330,600	270,055
Olam International Ltd.	198,300	257,894
SATS Ltd.	167,049	601,203
Sembcorp Marine Ltd. (a)	441,996	509,131
Singapore Exchange Ltd.	132,700	656,438
Singapore Post Ltd.	525,300	395,468
Singapore Technologies Engineering Ltd.	504,300	1,294,101
StarHub Ltd.	326,600	443,797
Suntec Real Estate Investment Trust	235,100	300,879
United Engineers Ltd.	212,100	402,994
UOL Group Ltd.	103,701	451,684

34
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Venture Corp., Ltd.	71,800	794,840
Yangzijiang Shipbuilding Holdings Ltd.	973,200	872,645
Yanlord Land Group Ltd.	334,100	304,706
		13,715,563

Spain 1.4%
Acerinox S.A.	85,279	952,901
Almirall S.A.	21,188	383,882
Applus Services S.A.	33,917	461,100
Bankia S.A.	229,547	721,020
Bolsas y Mercados Espanoles, SHMSF, S.A.	16,885	499,475
Caja de Ahorros del Mediterraneo *(b)	5,382	—
Cellnex Telecom S.A.	11,037	274,560
Cia de Distribucion Integral Logista Holdings S.A.	15,013	362,467
Cie Automotive S.A.	4,409	116,691
Construcciones y Auxiliar de Ferrocarriles S.A.	6,422	241,081
Ebro Foods S.A.	30,055	589,964
EDP Renovaveis S.A.	33,473	301,031
FAES FARMA S.A.	31,278	131,526
Gestamp Automocion S.A.	38,061	241,325
Grupo Catalana Occidente S.A.	10,337	427,350
Liberbank S.A. *	221,287	103,546
Mediaset Espana Comunicacion S.A.	73,588	500,386
Melia Hotels International S.A.	28,846	296,428
Neinor Homes S.A. *	7,111	114,449
NH Hotel Group S.A.	39,080	243,280
Obrascon Huarte Lain S.A. (a)	219,790	250,891
Prosegur Cia de Seguridad S.A.	91,217	506,592
Sacyr S.A.	165,767	400,134
Siemens Gamesa Renewable Energy S.A. *	48,537	537,547
Tecnicas Reunidas S.A. (a)	13,709	368,602
Unicaja Banco S.A.	136,202	174,350
Vidrala S.A.	3,026	251,292
Viscofan S.A.	11,134	665,994
Zardoya Otis S.A.	32,753	224,219
		10,342,083

Sweden 3.2%
AAK AB	38,757	584,198
AddTech AB, B Shares	14,893	304,575
AF AB, B Shares	23,745	509,262
Ahlsell AB	38,356	194,137
Ahlstrom-Munksjo Oyj	11,399	177,693
Attendo AB	18,012	162,880
Axfood AB	44,329	790,786
Bergman & Beving AB	30,489	286,194
Betsson AB *	71,338	619,429
Bilia AB, A Shares	57,813	541,508
BillerudKorsnas AB	78,850	934,015
Bonava AB, B Shares	25,973	293,358
Bravida Holding AB	32,671	240,021
Capio AB	109,785	694,186
Castellum AB	41,165	709,590
Clas Ohlson AB, B Shares (a)	33,267	279,582
Com Hem Holding AB	27,680	431,850
Coor Service Management Holding AB	17,016	119,893
Dometic Group AB	42,907	299,657
Elekta AB, B Shares	64,987	824,146
Eltel AB *	102,738	222,852
Fabege AB	33,831	432,001
Granges AB	13,684	144,669
Hemfosa Fastigheter AB	26,540	327,884
Security	Number of Shares	Value ($)
Hexpol AB	64,102	593,202
Holmen AB, B Shares	33,917	776,480
ICA Gruppen AB (a)	34,254	1,211,886
Indutrade AB	18,962	455,155
Intrum AB (a)	18,273	466,077
Inwido AB	29,349	195,591
JM AB	49,628	941,376
Kindred Group plc SDR	27,892	297,362
Kungsleden AB	18,431	128,835
LE Lundbergfortagen AB, B Shares	30,118	928,384
Lifco AB, B Shares	3,125	132,691
Lindab International AB	37,778	263,954
Loomis AB, Class B	24,766	765,756
Mekonomen AB	17,311	202,765
Mekonomen AB BTA *(b)	9,892	115,865
Modern Times Group MTG AB, B Shares	16,966	626,277
NCC AB, B Shares (a)	64,057	954,542
Nibe Industrier AB, B Shares	57,274	597,767
Nobia AB	64,396	409,621
Nolato AB, B Shares	4,153	191,229
Pandox AB	12,143	207,449
Peab AB	135,335	1,191,295
Ratos AB, B Shares	262,813	709,799
Saab AB, Class B	13,393	525,088
SAS AB *	69,237	156,335
Scandic Hotels Group AB	21,350	195,157
Sweco AB, B Shares	14,433	325,422
Thule Group AB	8,525	168,800
Wihlborgs Fastigheter AB	23,769	268,165
		24,126,691

Switzerland 3.1%
Allreal Holding AG *	3,795	582,160
ALSO Holding AG *	2,527	286,399
Autoneum Holding AG	1,302	251,654
Banque Cantonale Vaudoise	552	412,573
Barry Callebaut AG	372	727,102
Belimo Holding AG	85	380,207
Bell Food Group AG	927	290,683
BKW AG	4,166	264,232
Bucher Industries AG	2,071	571,162
Burckhardt Compression Holding AG	891	295,248
Cembra Money Bank AG	6,409	537,508
Conzzeta AG	370	330,855
Daetwyler Holding AG	2,304	349,785
DKSH Holding AG	12,609	850,100
dormakaba Holding AG, Series B *	568	409,779
Dufry AG *	7,740	872,142
Emmi AG	689	500,792
EMS-Chemie Holding AG	1,000	550,971
Flughafen Zuerich AG	3,401	672,149
Forbo Holding AG	309	453,547
Galenica AG *	4,115	220,600
GAM Holding AG *	79,637	462,464
Helvetia Holding AG	1,874	1,147,873
Huber & Suhner AG	6,150	420,966
Implenia AG	6,878	382,351
Kudelski S.A. - BR *(a)	24,238	170,622
Landis+Gyr Group AG *(a)	4,885	296,321
Logitech International S.A.	20,828	771,142
Luxoft Holding, Inc. *	3,477	143,357
Metall Zug AG, B Shares	124	366,281
Mobimo Holding AG	1,590	354,065
OC Oerlikon Corp. AG *	50,049	595,643
Oriflame Holding AG	10,180	240,317
Panalpina Welttransport Holding AG	5,255	642,163

35
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Partners Group Holding AG	1,208	860,041
PSP Swiss Property AG	4,886	471,435
Rieter Holding AG	1,331	179,679
Schmolz & Bickenbach AG *	568,265	417,136
Schweiter Technologies AG	309	350,885
SFS Group AG *	3,801	372,860
Sonova Holding AG	7,800	1,272,056
Straumann Holding AG	556	379,529
Sulzer AG	5,980	600,231
Sunrise Communications Group AG *	9,830	865,255
Tecan Group AG	1,215	274,089
Temenos AG *	2,405	330,536
Valiant Holding AG	3,352	378,504
Valora Holding AG *	1,926	481,819
VAT Group AG *	1,007	101,045
Vontobel Holding AG	2,046	126,944
Wizz Air Holdings plc *	10,610	347,997
Zehnder Group AG	7,360	294,502
		23,907,756

United Kingdom 11.8%
888 Holdings plc	37,057	87,649
AA plc	566,946	725,395
Ashmore Group plc	98,529	442,814
ASOS plc *	3,446	240,067
Auto Trader Group plc	57,189	298,833
Avon Products, Inc. *	609,370	1,194,365
B&M European Value Retail S.A.	138,497	736,977
BBA Aviation plc	266,393	816,935
BCA Marketplace plc	174,669	449,873
Beazley plc	129,670	870,651
Bodycote plc	69,670	707,513
Bovis Homes Group plc	47,640	588,829
Brewin Dolphin Holdings plc	60,963	256,151
Britvic plc	71,510	721,941
BTG plc *	38,391	270,439
Card Factory plc	184,712	435,130
Centamin plc	343,603	436,340
Chemring Group plc	144,236	336,277
Cineworld Group plc	115,908	435,725
Close Brothers Group plc	42,468	797,641
Coats Group plc	358,176	367,606
Cobham plc *	842,582	1,156,570
Computacenter plc	45,709	641,509
ConvaTec Group plc	100,392	207,508
Costain Group plc	45,635	219,032
Cranswick plc	18,448	681,091
Crest Nicholson Holdings plc	97,813	426,084
Daily Mail & General Trust plc	97,263	869,630
Dairy Crest Group plc	65,868	401,909
Dart Group plc	24,368	264,352
De La Rue plc	43,122	263,742
Debenhams plc (a)	4,346,542	495,573
Derwent London plc	11,109	415,406
DFS Furniture plc	70,481	187,385
Dialog Semiconductor plc *	25,459	671,384
Diploma plc	23,033	386,239
Domino's Pizza Group plc	81,349	294,305
Dunelm Group plc	46,785	356,711
EI Group plc *	441,106	937,072
Electrocomponents plc	99,541	788,110
Elementis plc	183,997	480,735
EnQuest plc *	734,481	254,696
Essentra plc	116,648	568,591
esure Group plc	113,651	404,342
Etalon Group plc	67,785	156,244
Euromoney Institutional Investor plc	8,090	131,326
Security	Number of Shares	Value ($)
Evraz plc	131,200	909,047
Ferrexpo plc	110,554	294,310
Galliford Try plc	65,170	726,134
Genus plc	9,984	282,077
Grafton Group plc	105,558	975,147
Grainger plc	85,640	295,870
Great Portland Estates plc	15,058	133,981
Greencore Group plc	224,881	544,272
Greggs plc	46,549	690,289
GVC Holdings plc	11,351	135,966
Halfords Group plc	169,827	667,527
Halma plc	50,802	862,129
Hammerson plc	144,992	809,489
Hansteen Holdings plc	89,096	109,555
Hargreaves Lansdown plc	17,904	426,828
Headlam Group plc	53,212	306,410
Hill & Smith Holdings plc	21,580	272,854
Hilton Food Group plc	11,973	141,102
HomeServe plc	50,695	615,399
Howden Joinery Group plc	157,908	945,506
Hunting plc	60,361	517,920
Ibstock plc	56,454	161,853
IG Group Holdings plc	109,294	844,484
Indivior plc *	183,383	441,350
Intermediate Capital Group plc	78,235	950,212
International Personal Finance plc	239,904	546,744
Interserve plc *(a)	1,039,321	643,241
Intu Properties plc	393,733	984,863
J.D. Wetherspoon plc	29,350	463,312
Janus Henderson Group plc	43,234	1,062,259
Jardine Lloyd Thompson Group plc	27,358	659,515
JD Sports Fashion plc	61,734	321,744
John Laing Group plc	99,998	397,918
Jupiter Fund Management plc	134,025	576,845
Just Group plc	213,656	242,161
KAZ Minerals plc	44,549	294,144
KCOM Group plc	286,816	337,646
Keller Group plc	49,106	406,732
Kier Group plc (a)	54,972	615,320
Lancashire Holdings Ltd.	122,772	925,557
Lookers plc	408,884	499,565
Man Group plc	565,987	1,122,979
Mapeley Ltd. *(b)	2,199	—
Marshalls plc	51,492	283,382
Marston's plc	426,323	541,657
McCarthy & Stone plc	196,874	339,923
Melrose Industries plc	945,798	2,035,922
Merlin Entertainments plc	181,754	750,608
Micro Focus International plc	37,378	579,442
Millennium & Copthorne Hotels plc	27,092	164,117
Mitchells & Butlers plc	176,277	584,455
Mitie Group plc	368,544	684,600
Moneysupermarket.com Group plc	143,221	536,930
Morgan Advanced Materials plc	123,729	436,495
Morgan Sindall Group plc	25,438	385,626
N Brown Group plc	152,979	264,954
National Express Group plc	223,091	1,139,922
NEX Group plc	94,235	1,366,643
Nomad Foods Ltd. *	36,481	696,787
Northgate plc	161,513	777,888
Ocado Group plc *	40,252	439,339
Pagegroup plc	121,259	777,267
Paragon Banking Group plc	60,939	331,172
PayPoint plc	22,064	222,736
Pendragon plc	2,624,186	902,289
Petra Diamonds Ltd. *(a)	401,844	201,337
Pets at Home Group plc	284,556	399,610
Playtech plc	84,951	519,464

36
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Polypipe Group plc	49,404	233,839
Premier Oil plc *	961,846	1,319,515
PZ Cussons plc	86,370	241,017
QinetiQ Group plc	273,968	970,430
Randgold Resources Ltd.	16,965	1,334,361
Rathbone Brothers plc	7,604	223,708
Redrow plc	48,450	327,134
Renishaw plc	4,478	240,628
Rentokil Initial plc	292,180	1,178,254
Rightmove plc	54,290	313,393
Rotork plc	191,835	734,559
Royal Bank of Scotland Group plc	282,340	849,984
RPC Group plc	81,161	791,090
RPS Group plc	136,880	274,337
Saga plc	500,982	762,663
Savills plc	46,600	431,290
Schroders plc	19,805	677,777
Schroders plc, Non-Voting Shares	8,646	246,798
Segro plc	104,134	816,397
Senior plc	172,385	600,412
Serco Group plc *	415,547	509,954
SIG plc	600,040	859,389
Spectris plc	38,505	1,053,486
Speedy Hire plc	161,823	115,832
Spirax-Sarco Engineering plc	12,955	1,070,082
Spire Healthcare Group plc	176,428	264,749
Spirent Communications plc	263,830	398,603
Sports Direct International plc *	157,909	658,215
SSP Group plc	75,934	647,401
St. James's Place plc	72,971	943,022
St. Modwen Properties plc	52,159	248,989
Stagecoach Group plc	364,137	711,192
Stock Spirits Group plc	41,639	106,446
Stolt-Nielsen Ltd.	29,972	402,453
Superdry plc	15,665	161,625
Synthomer plc	72,547	411,511
TalkTalk Telecom Group plc	410,710	628,088
Telecom Plus plc	25,128	391,847
The Go-Ahead Group plc	29,064	571,403
The Restaurant Group plc	165,719	509,002
The Unite Group plc	28,931	315,006
Thomas Cook Group plc	578,024	332,465
TP ICAP plc	75,511	279,749
Tullow Oil plc *	343,561	985,698
Tyman plc	61,024	216,453
Ultra Electronics Holdings plc	28,442	522,779
Vertu Motors plc	628,513	294,032
Vesuvius plc	104,049	721,901
Victrex plc	17,127	579,342
WH Smith plc	34,376	854,496
		89,732,314

United States 0.0%
International Flavors & Fragrances, Inc. *	1	131
Total Common Stock
(Cost $721,299,324)		755,886,991

Preferred Stock 0.3% of net assets

Germany 0.3%
Draegerwerk AG & Co. KGaA	4,783	256,760
Jungheinrich AG	17,256	571,723
Sartorius AG	3,224	466,329
Security	Number of Shares	Value ($)
Schaeffler AG	37,720	397,461
Sixt SE	2,260	155,312
		1,847,585

Italy 0.0%
Danieli & C Officine Meccaniche S.p.A. - RSP	19,923	293,807

Sweden 0.0%
SAS AB	2,099	126,383
Total Preferred Stock
(Cost $2,627,119)		2,267,775

Rights 0.0% of net assets

Italy 0.0%
Beni Stabili S.p.A. expires 11/10/18 *(b)	294,379	1

Spain 0.0%
Vidrala S.A. expires 11/12/18 *	3,026	12,167
Total Rights
(Cost $6,032)		12,168

Other Investment Company 3.1% of net assets

United States 3.1%
Securities Lending Collateral 3.1%
Wells Fargo Government Money Market Fund, Select Class 2.07% (c)	23,533,377	23,533,377
Total Other Investment Company
(Cost $23,533,377)		23,533,377
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.1% of net assets

Time Deposits 0.1%
BNP Paribas
Euro
(0.57%), 11/01/18 (d)	20,832	23,595
Hong Kong Dollar
0.37%, 11/01/18 (d)	538,884	68,718
Brown Brothers Harriman
Australian Dollar
0.77%, 11/01/18 (d)	57,502	40,720
Canadian Dollar
0.80%, 11/01/18 (d)	50,188	38,124
New Zealand Dollar
0.85%, 11/01/18 (d)	35,122	22,919
Norwegian Krone
0.30%, 11/01/18 (d)	15,508	1,840
Singapore Dollar
0.62%, 11/01/18 (d)	11,341	8,187
Swedish Krona
(0.80%), 11/01/18 (d)	57,401	6,273
Swiss Franc
(1.44%), 11/01/18 (d)	14,035	13,936

37
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Citibank
Pound Sterling
0.36%, 11/01/18 (d)	167,136	213,633
Sumitomo Mitsui Banking Corp.
Japanese Yen
(0.30%), 11/01/18 (d)	2,866,012	25,400
U.S. Dollar
1.54%, 11/01/18 (d)	424,739	424,739
Total Short-Term Investments
(Cost $888,084)		888,084

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI EAFE Index, expires 12/21/18	54	4,893,750	(98,501)
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $22,282,499.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt
38
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 91.1% of net assets

Brazil 6.5%
Ambev S.A.	536,850	2,357,150
B3 SA - Brasil Bolsa Balcao	97,733	696,986
Banco Bradesco S.A.	155,626	1,264,997
Banco do Brasil S.A.	348,415	4,002,349
BRF S.A. *	195,518	1,150,570
CCR S.A.	205,000	604,286
Centrais Eletricas Brasileiras S.A. *	64,916	409,922
Cia Energetica de Minas Gerais	25,000	74,433
Cielo S.A.	134,934	478,605
Companhia de Saneamento Basico do Estado de Sao Paulo	85,010	638,460
Embraer S.A.	165,851	932,759
Itau Unibanco Holding S.A.	66,716	759,933
JBS S.A.	557,700	1,536,054
Kroton Educacional S.A.	139,600	428,384
Petrobras Distribuidora S.A.	67,400	434,301
Petroleo Brasileiro S.A.	818,458	6,668,184
Tim Participacoes S.A.	195,547	608,999
Ultrapar Participacoes S.A.	154,014	1,831,283
Vale S.A.	691,097	10,531,267
		35,408,922

Chile 0.6%
Cencosud S.A.	400,980	834,620
Empresas Copec S.A.	75,290	1,052,926
Enel Americas S.A.	4,639,087	731,117
Latam Airlines Group S.A.	50,413	458,480
		3,077,143

China 19.5%
Agricultural Bank of China Ltd., Class H	5,225,600	2,300,204
Alibaba Group Holding Ltd. ADR *	7,051	1,003,216
Anhui Conch Cement Co., Ltd., Class H	131,000	678,991
Baidu, Inc. ADR *	6,357	1,208,211
Bank of China Ltd., Class H	17,019,234	7,250,898
Bank of Communications Co., Ltd., Class H	1,663,000	1,249,339
China Cinda Asset Management Co., Ltd., Class H	1,577,000	387,126
China CITIC Bank Corp., Ltd., Class H	1,644,000	1,019,007
China Communications Construction Co., Ltd., Class H	869,322	797,086
China Communications Services Corp., Ltd., Class H	761,000	616,692
China Construction Bank Corp., Class H	17,872,960	14,183,029
China Evergrande Group	249,000	597,046
China Huarong Asset Management Co., Ltd., Class H	1,780,000	323,185
China Life Insurance Co., Ltd., Class H	480,000	961,822
Security	Number of Shares	Value ($)
China Merchants Bank Co., Ltd., Class H	418,650	1,616,564
China Minsheng Banking Corp., Ltd., Class H	1,363,800	1,007,026
China Mobile Ltd.	1,203,055	11,270,073
China National Building Material Co., Ltd., Class H	1,184,000	851,254
China Overseas Land & Investment Ltd.	488,000	1,534,193
China Pacific Insurance Group Co., Ltd., Class H	209,400	781,774
China Petroleum & Chemical Corp., Class H	12,775,400	10,406,532
China Railway Construction Corp., Ltd., Class H	562,000	713,744
China Railway Group Ltd., Class H	841,000	751,611
China Resources Beer Holdings Co., Ltd.	275,000	958,272
China Resources Land Ltd.	326,000	1,108,791
China Resources Power Holdings Co., Ltd.	580,000	1,020,479
China Shenhua Energy Co., Ltd., Class H	820,000	1,855,208
China Telecom Corp., Ltd., Class H	4,940,000	2,337,272
China Unicom (Hong Kong) Ltd.	1,985,056	2,076,267
CITIC Ltd.	858,000	1,289,153
CNOOC Ltd.	4,081,075	6,949,984
Country Garden Holdings Co., Ltd.	387,000	416,473
Dongfeng Motor Group Co., Ltd., Class H	514,000	507,889
Great Wall Motor Co., Ltd., Class H (a)	600,300	356,591
Guangzhou R&F Properties Co., Ltd., Class H	231,600	365,685
Haier Electronics Group Co., Ltd. *	205,000	430,496
Hengan International Group Co., Ltd.	63,500	504,785
Huaneng Power International, Inc., Class H	1,548,000	862,865
Industrial & Commercial Bank of China Ltd., Class H	13,369,172	9,070,617
Jiangxi Copper Co., Ltd., Class H	641,000	708,028
Kingboard Holdings Ltd.	145,000	389,503
Kunlun Energy Co., Ltd.	698,000	794,174
Lenovo Group Ltd.	2,238,000	1,427,377
PetroChina Co., Ltd., Class H	6,990,000	5,025,973
PICC Property & Casualty Co., Ltd., Class H	1,004,000	975,928
Ping An Insurance Group Co. of China Ltd., Class H	230,000	2,174,426
Shimao Property Holdings Ltd.	257,000	506,403
Sinopec Shanghai Petrochemical Co., Ltd., Class H	940,000	413,077
Sinopharm Group Co., Ltd., Class H	187,600	908,800
Tencent Holdings Ltd.	51,800	1,774,630
Weichai Power Co., Ltd., Class H	412,000	407,303
		107,125,072

39
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Colombia 0.5%
Bancolombia S.A.	38,819	365,100
Ecopetrol S.A.	1,787,342	2,076,300
Grupo Argos S.A.	76,072	354,427
		2,795,827

Czech Republic 0.2%
CEZ A/S	47,918	1,140,141

Greece 0.4%
Alpha Bank AE *	558,949	843,521
Hellenic Telecommunications Organization S.A.	48,409	539,489
National Bank of Greece S.A. *	300,250	519,663
Piraeus Bank S.A. *	290,568	426,725
		2,329,398

Hungary 0.4%
MOL Hungarian Oil & Gas plc	137,839	1,445,277
OTP Bank plc	28,011	1,006,307
		2,451,584

India 4.4%
Bharat Petroleum Corp., Ltd.	208,947	779,230
Bharti Airtel Ltd.	196,840	779,100
Coal India Ltd.	232,568	838,193
HCL Technologies Ltd.	46,755	668,412
Hero MotoCorp Ltd.	10,679	398,688
Hindalco Industries Ltd.	193,459	576,812
Hindustan Petroleum Corp., Ltd.	152,289	463,437
Housing Development Finance Corp., Ltd.	55,853	1,336,201
Indian Oil Corp., Ltd.	604,248	1,133,726
Infosys Ltd.	346,793	3,204,733
ITC Ltd.	175,546	665,237
JSW Steel Ltd.	107,817	495,001
NTPC Ltd.	315,625	681,462
Oil & Natural Gas Corp., Ltd.	722,344	1,496,300
Reliance Industries Ltd.	293,340	4,211,270
State Bank of India *	392,169	1,492,447
Sun Pharmaceutical Industries Ltd.	65,563	514,708
Tata Consultancy Services Ltd.	60,161	1,577,147
Tata Motors Ltd. *	419,061	1,015,386
Tata Motors Ltd., Class A *	134,427	177,474
Tata Steel Ltd.	56,407	422,967
Vedanta Ltd.	208,538	596,661
Wipro Ltd.	118,597	530,926
		24,055,518

Indonesia 1.3%
Golden Agri-Resources Ltd.	2,427,763	447,606
PT Astra International Tbk	3,374,900	1,755,504
PT Bank Central Asia Tbk	452,700	704,881
PT Bank Mandiri (Persero) Tbk	1,653,600	742,998
PT Bank Rakyat Indonesia (Persero) Tbk	4,480,800	929,981
PT Perusahaan Gas Negara (Persero) Tbk	4,090,100	599,010
Security	Number of Shares	Value ($)
PT Telekomunikasi Indonesia (Persero) Tbk	6,678,800	1,691,901
PT United Tractors Tbk	236,100	521,268
		7,393,149

Malaysia 1.5%
Axiata Group Berhad	999,294	814,979
CIMB Group Holdings Berhad	598,089	818,357
Genting Berhad	431,600	757,431
Malayan Banking Berhad	595,000	1,350,496
Maxis Berhad	403,054	503,951
Petronas Chemicals Group Berhad	341,200	762,905
Public Bank Berhad	232,265	1,366,281
Tenaga Nasional Berhad	576,500	2,026,476
		8,400,876

Mexico 3.6%
Alfa S.A.B. de C.V., Class A	986,300	1,039,552
America Movil S.A.B. de C.V., Series L	10,577,319	7,659,649
Cemex S.A.B. de C.V., Series CPO *	3,102,056	1,548,489
Coca-Cola Femsa S.A.B. de C.V., Series L	96,100	548,122
Fomento Economico Mexicano S.A.B. de C.V.	335,515	2,852,330
Grupo Bimbo S.A.B. de C.V., Series A	350,100	655,794
Grupo Financiero Banorte S.A.B. de C.V., Class O	231,400	1,273,123
Grupo Mexico S.A.B. de C.V., Series B	523,936	1,208,909
Grupo Televisa S.A.B., Series CPO	355,717	1,025,478
Wal-Mart de Mexico S.A.B. de C.V.	803,337	2,051,721
		19,863,167

Peru 0.2%
Credicorp Ltd.	4,179	943,242

Philippines 0.2%
PLDT, Inc.	32,555	840,149

Poland 1.7%
Bank Pekao S.A.	24,837	677,113
Energa S.A. *	173,569	352,384
KGHM Polska Miedz S.A. *	55,424	1,253,027
Orange Polska S.A. *	459,668	519,506
PGE S.A. *	368,655	1,008,721
Polski Koncern Naftowy Orlen S.A.	96,827	2,328,438
Polskie Gornictwo Naftowe i Gazownictwo S.A. *	433,690	707,469
Powszechna Kasa Oszczednosci Bank Polski S.A.	81,107	842,329
Powszechny Zaklad Ubezpieczen S.A.	92,894	946,681
Tauron Polska Energia S.A. *	1,054,674	489,200
		9,124,868

Republic of Korea 17.6%
CJ CheilJedang Corp.	1,661	473,800
CJ Corp.	5,122	492,532
Daelim Industrial Co., Ltd.	8,532	571,199
DB Insurance Co., Ltd.	10,579	666,555
Doosan Heavy Industries & Construction Co., Ltd. *	35,851	346,428
E-Mart, Inc.	5,027	904,345
GS Holdings Corp.	13,738	586,313

40
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Hana Financial Group, Inc.	38,959	1,312,358
Hankook Tire Co., Ltd.	17,708	643,334
Hanwha Corp.	16,486	408,325
Hyosung Advanced Materials Corp. *	899	82,923
Hyosung Chemical Corp. *	629	72,532
Hyosung Corp.	2,678	121,022
Hyosung Heavy Industries Corp. *	1,827	68,052
Hyosung TNC Co., Ltd. *	851	131,016
Hyundai Engineering & Construction Co., Ltd.	21,533	870,196
Hyundai Glovis Co., Ltd.	5,633	565,639
Hyundai Heavy Industries Co., Ltd. *	11,791	1,297,047
Hyundai Marine & Fire Insurance Co., Ltd.	16,748	616,190
Hyundai Mobis Co., Ltd.	18,738	3,130,029
Hyundai Motor Co.	47,422	4,441,682
Hyundai Steel Co.	28,195	1,034,650
Hyundai Wia Corp.	11,261	293,331
Industrial Bank Of Korea	54,723	714,600
KB Financial Group, Inc.	47,603	1,982,389
Kia Motors Corp.	144,649	3,615,605
Korea Electric Power Corp.	132,505	3,165,075
Korea Gas Corp. *	16,495	756,695
Korea Zinc Co., Ltd.	1,588	529,628
Korean Air Lines Co., Ltd.	20,683	500,694
KT&G Corp.	14,763	1,316,435
LG Chem Ltd.	8,105	2,476,690
LG Corp.	12,873	750,012
LG Display Co., Ltd.	136,404	1,990,339
LG Electronics, Inc.	37,576	2,100,679
LG Uplus Corp.	66,043	938,619
Lotte Chemical Corp.	3,129	722,932
Lotte Shopping Co., Ltd.	4,543	775,583
NAVER Corp.	4,572	460,420
POSCO	24,900	5,699,433
S-Oil Corp.	10,465	1,141,965
Samsung Electro-Mechanics Co., Ltd.	8,986	937,996
Samsung Electronics Co., Ltd.	782,837	29,306,122
Samsung Fire & Marine Insurance Co., Ltd.	5,726	1,399,404
Samsung Heavy Industries Co., Ltd. *	92,553	567,835
Samsung Life Insurance Co., Ltd.	9,723	786,644
Samsung SDI Co., Ltd.	4,339	902,356
Samsung SDS Co., Ltd.	2,885	490,748
Shinhan Financial Group Co., Ltd.	79,528	2,962,084
SK Holdings Co., Ltd.	2,608	600,508
SK Hynix, Inc.	55,613	3,349,312
SK Innovation Co., Ltd.	24,468	4,591,909
SK Networks Co., Ltd.	174,549	654,461
Woori Bank	75,848	1,050,948
		96,367,618

Russia 12.1%
Alrosa PJSC	366,400	555,646
Gazprom PJSC	9,438,340	22,275,625
Gazprom PJSC ADR	169,100	799,587
Inter RAO UES PJSC	12,650,000	765,358
Lukoil PJSC	222,043	16,668,288
Magnit PJSC	24,060	1,311,226
MMC Norilsk Nickel PJSC	10,236	1,709,270
Mobile TeleSystems PJSC	444,902	1,739,794
NovaTek PJSC	160,900	2,564,190
Rosneft Oil Co. PJSC	461,020	3,222,477
Rostelecom PJSC	858,430	912,201
Sberbank of Russia PJSC	1,488,480	4,288,711
Severstal PJSC	39,810	622,468
Sistema PJSC FC	7,169,700	848,950
Security	Number of Shares	Value ($)
Surgutneftegas PJSC	9,074,405	3,660,134
Tatneft PJSC	293,720	3,497,508
VTB Bank PJSC	1,418,680,000	787,367
		66,228,800

South Africa 4.8%
Absa Group Ltd.	112,215	1,133,853
AngloGold Ashanti Ltd.	107,415	1,045,478
Aspen Pharmacare Holdings Ltd.	22,274	235,547
Barloworld Ltd.	74,390	606,342
Bid Corp., Ltd.	43,489	814,280
FirstRand Ltd.	341,560	1,491,818
Gold Fields Ltd.	332,471	878,970
Impala Platinum Holdings Ltd. *	388,346	713,616
Imperial Holdings Ltd.	60,514	671,439
MTN Group Ltd.	760,695	4,417,302
Naspers Ltd., N Shares	4,616	809,650
Nedbank Group Ltd.	55,155	932,403
Remgro Ltd.	38,840	500,713
Sanlam Ltd.	165,418	832,932
Sappi Ltd.	92,841	521,631
Sasol Ltd.	162,093	5,297,191
Shoprite Holdings Ltd.	63,344	773,315
Standard Bank Group Ltd.	184,718	2,046,531
Steinhoff International Holdings N.V. *	6,059,941	739,393
The Bidvest Group Ltd.	39,324	490,750
Tiger Brands Ltd.	22,671	406,078
Vodacom Group Ltd.	78,454	661,583
Woolworths Holdings Ltd.	157,691	544,586
		26,565,401

Taiwan 11.8%
Acer, Inc. *	1,030,496	725,121
Asustek Computer, Inc.	266,041	1,972,758
AU Optronics Corp.	4,554,800	1,779,586
Catcher Technology Co., Ltd.	72,000	728,005
Cathay Financial Holding Co., Ltd.	653,599	1,037,701
Cheng Shin Rubber Industry Co., Ltd.	421,000	593,966
China Steel Corp.	2,178,198	1,720,331
Chunghwa Telecom Co., Ltd.	568,906	2,009,462
Compal Electronics, Inc.	2,794,305	1,543,511
CTBC Financial Holding Co., Ltd.	1,547,201	1,036,053
Delta Electronics, Inc.	327,590	1,378,898
Far Eastern New Century Corp.	1,041,817	1,047,877
Far EasTone Telecommunications Co., Ltd.	235,622	561,483
First Financial Holding Co., Ltd.	772,650	488,811
Formosa Chemicals & Fibre Corp.	455,442	1,652,825
Formosa Petrochemical Corp.	211,330	834,284
Formosa Plastics Corp.	418,732	1,369,288
Foxconn Technology Co., Ltd.	231,317	491,195
Fubon Financial Holding Co., Ltd.	842,674	1,322,075
Hon Hai Precision Industry Co., Ltd.	3,887,572	9,896,003
Hotai Motor Co., Ltd.	63,000	435,923
HTC Corp. *	446,473	485,997
Innolux Corp.	6,683,357	2,029,363
Inventec Corp.	1,276,639	1,031,781
Largan Precision Co., Ltd.	3,500	382,422
Lite-On Technology Corp.	721,167	829,153
MediaTek, Inc.	194,338	1,435,504
Mega Financial Holding Co., Ltd.	1,139,340	964,785
Nan Ya Plastics Corp.	641,622	1,598,285
Pegatron Corp.	1,029,264	1,880,718
Pou Chen Corp.	669,267	679,137
Quanta Computer, Inc.	920,500	1,455,951
Synnex Technology International Corp.	572,850	618,183

41
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security	Number of Shares	Value ($)
Taiwan Cement Corp.	710,228	798,356
Taiwan Mobile Co., Ltd.	183,334	655,109
Taiwan Semiconductor Manufacturing Co., Ltd.	1,539,803	11,559,890
Uni-President Enterprises Corp.	581,678	1,409,902
United Microelectronics Corp.	3,021,965	1,151,614
Walsin Lihwa Corp.	966,000	480,452
Wistron Corp.	1,730,682	1,060,984
WPG Holdings Ltd.	681,880	812,110
Yuanta Financial Holding Co., Ltd.	1,081,000	525,689
		64,470,541

Thailand 2.6%
Advanced Info Service PCL NVDR	159,075	941,296
Bangkok Bank PCL - Reg'd	150,400	961,834
Charoen Pokphand Foods PCL NVDR	827,300	630,537
CP ALL PCL NVDR	202,700	411,825
Kasikornbank PCL NVDR	190,400	1,146,144
Krung Thai Bnk Ltd. NVDR	772,000	468,668
PTT Exploration & Production Public Co., Ltd. NVDR	293,300	1,228,458
PTT Global Chemical PCL NVDR	489,900	1,144,475
PTT PCL NVDR	2,585,270	3,975,541
Thai Beverage PCL (a)	955,705	431,665
Thai Oil PCL NVDR	258,200	660,347
The Siam Cement Public Co., Ltd. NVDR	87,900	1,110,465
The Siam Commercial Bank PCL NVDR	242,600	1,006,779
		14,118,034

Turkey 1.1%
Akbank T.A.S.	613,165	725,120
BIM Birlesik Magazalar A/S	37,270	529,809
Eregli Demir ve Celik Fabrikalari TAS	251,643	408,368
Haci Omer Sabanci Holding A/S	355,502	453,463
KOC Holding A/S	295,974	826,804
Tupras-Turkiye Petrol Rafinerileri A/S	38,170	900,570
Turkcell Iletisim Hizmetleri A/S	296,040	602,425
Turkiye Garanti Bankasi A/S	566,288	712,344
Turkiye Halk Bankasi A/S	422,086	466,776
Turkiye Is Bankasi A/S, Class C	571,813	409,246
		6,034,925

United Arab Emirates 0.1%
Emirates Telecommunications Group Co. PJSC	157,269	745,752
Total Common Stock
(Cost $467,565,595)		499,480,127

Preferred Stock 8.6% of net assets

Brazil 5.8%
Banco Bradesco S.A.	563,795	5,196,337
Braskem S.A., Class A	50,700	710,468
Centrais Eletricas Brasileiras S.A., Class B *	51,920	371,106
Cia Energetica de Sao Paulo, Class B	121,700	649,132
Companhia Energetica de Minas Gerais	744,008	2,205,135
Companhia Paranaense de Energia-Copel	84,444	595,181
Security	Number of Shares	Value ($)
Compania Brasileira de Distribuicao Grupo Pao de Acucar	62,315	1,309,762
Gerdau S.A.	350,406	1,530,996
Itau Unibanco Holding S.A.	567,086	7,504,766
Itausa - Investimentos Itau S.A.	324,507	980,104
Metalurgica Gerdau S.A.	589,177	1,257,038
Petroleo Brasileiro S.A.	1,076,354	7,988,418
Telefonica Brasil S.A.	142,472	1,654,612
		31,953,055

Chile 0.1%
Sociedad Quimica y Minera de Chile S.A., Class B	11,121	479,876

Colombia 0.1%
Bancolombia S.A.	77,397	723,605

Republic of Korea 1.0%
Hyundai Motor Co., Ltd.	7,451	436,409
Hyundai Motor Co., Ltd. 2nd	12,224	760,851
LG Chem Ltd.	1,551	272,554
LG Electronics, Inc.	4,397	99,807
Samsung Electronics Co., Ltd.	123,381	3,892,760
		5,462,381

Russia 1.6%
Bashneft PJSC	12,300	338,795
Sberbank of Russia PJSC	103,600	256,823
Surgutneftegas PJSC	3,178,500	1,840,065
Transneft PJSC	2,310	5,992,964
		8,428,647
Total Preferred Stock
(Cost $33,022,327)		47,047,564

Other Investment Company 0.1% of net assets

United States 0.1%
Securities Lending Collateral 0.1%
Wells Fargo Government Money Market Fund, Select Class 2.07% (b)	470,942	470,942
Total Other Investment Company
(Cost $470,942)		470,942
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.3% of net assets

Time Deposits 0.3%
BNP Paribas
Hong Kong Dollar
0.37%, 11/01/18 (c)	1,845,834	235,379
Brown Brothers Harriman
Euro
(0.57%), 11/01/18 (c)	11,289	12,786
SIingapore Dollar
0.62%, 11/01/18 (c)	642	464
South African Rand
4.94%, 11/01/18 (c)	56	4

42
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
JPMorgan Chase Bank
U.S. Dollar
1.54%, 11/01/18 (c)	1,493,217	1,493,217
Total Short-Term Investments
(Cost $1,741,850)		1,741,850

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI Emerging Markets Index expires 12/21/18	28	1,339,380	20,745
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $442,067.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.

ADR —	American Depositary Receipt
NVDR —	Non-Voting Depositary Receipt
Reg’d —	Registered
43
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)	(1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust

By:	/s/ Marie Chandoha
Marie Chandoha Chief Executive Officer

Date:	December 14, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha Chief Executive Officer

Date:	December 14, 2018

By:	/s/ Mark Fischer
Mark Fischer Chief Financial Officer

Date:	December 14, 2018